Table of Contents

Chairperson's Letter                                                          2

MainStay California Tax Free Fund Highlights                                  4

$10,000 Invested in the MainStay California
Tax Free Fund versus Lehman Brothers
Municipal Bond Index and Inflation--
Class A & Class B Shares                                                      5

Portfolio Management Discussion and Analysis                                  6

Year-by-Year & Six-Month Performance                                          7

Diversification of Holdings--Top 5                                            8

Quality Breakdown                                                             9

Returns & Lipper Rankings                                                    10

Portfolio of Investments                                                     11

Unaudited Financial Statements                                               13

Notes to Financial Statements                                                17

The MainStay Funds                                                           22

--------------------------------------------------------------------------------
[GRAPHIC]

Chairperson's Letter

After a remarkable six-year period of expansion, the U.S. economy continued to grow throughout the first half of 1997. For most investors, the overall impact was positive, but there were some rough seas along the way.

As the stock market made gains early in the year, concerns about the possibility of impending inflation brought increased price volatility. In late March, the Federal Reserve Board moved to raise interest rates in an effort to slow economic growth. Although this preemptive strike helped keep inflation in check, the initial reaction from both the stock and bond markets was negative. As a result, bond prices faltered and stocks tumbled more than 9% from their peak before both markets began to stabilize.

As employment figures, earnings estimates, and other indicators began to suggest that economic growth was slowing in the second quarter, the stock market not only recovered lost ground, but soared to record highs. With higher valuations, however, the market became increasingly volatile, reacting severely to any news that could signal a shift in buying patterns or interest rates.


Positive performance, emerging concerns

Despite the volatility, domestic stock and bond markets closed the first half of 1997 with positive returns. While Malaysia and Singapore had negative results, most international markets performed well. Given these results, many investors are once again celebrating their good fortune. The underlying volatility, however, should serve to remind us that the level of growth we've enjoyed for more than six years is not typical market behavior.

Certainly no one can predict what will happen next, so it's important to keep recent performance in perspective. We believe that having realistic expectations, as well as a long-range plan and diversified investments can help you work toward achieving your goals, wherever the markets may move.


Solid team approach

At MainStay(R), we believe our risk-averse approach can help provide reassurance to many investors, particularly in uncertain times. Each MainStay Fund is managed by a team of experienced professionals who employ disciplined investment strategies to seek competitive returns with careful attention to downside risk. Our team approach offers investors a combination of experience, insight, and market perspective that few individuals could provide on their own. It also helps provide important checks and balances in security selection, market evaluation, and overall accountability.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Our Fund managers believe that strong companies tend to get stronger in up markets and perform better than average when the markets go down. Using selection criteria appropriate to the individual Funds they manage, they may look for specific catalysts that are likely to stimulate growth, enhance value, or increase yield without taking on unnecessary risk.


Looking forward

As we move into the second half of 1997, we expect that an intensified focus on inflation, interest rates, and corporate earnings will account for much of the momentum driving the market. Regardless of how events unfold, you can be confident that we will hold true to our disciplined management approach.

At MainStay, we believe that having a close relationship with your Registered Representative is one of the best ways to keep your long-term focus in any market environment. Therefore, we urge you to speak with your Registered Representative regularly--whether the market happens to be up or down--so he or she can understand your needs and help keep you on a steady course.

While we've seen positive results for the first half of the year, we remain somewhat cautious. Whatever the future brings, we'll continue to provide the information, service, and support you can consider when making decisions--and the prudent management you depend on to pursue your long-range goals.


Sincerely,

/s/ Alice T. Kane

Alice T. Kane
July 1997

--------------------------------------------------------------------------------

MainStay California Tax Free Fund Highlights


                                MARKET HIGHLIGHTS
                         FOR THE 6 MONTHS ENDED 6/30/97
--------------------------------------------------------------------------------
o With Orange County difficulties fading into distant memory, the first half of 1997 was a relatively uneventful period in the California municipal bond market.

o Although the Federal Funds rate increased in March, economic growth slowed in the second quarter and the market tended to trade in a relatively narrow range for most of the first half of the year.

o Stock market gains reduced demand for California municipal bonds, but low new issuance helped keep supply manageable.

o High-coupon, short-duration bonds did better in the first quarter and low-coupon, long-duration bonds did better in the second quarter.
--------------------------------------------------------------------------------


                             FUND HIGHLIGHTS FOR THE
                      6- AND 12-MONTH PERIODS ENDED 6/30/97
--------------------------------------------------------------------------------
o One-year total returns of 7.12% and 7.00% for Class A and Class B shares, respectively, excluding all sales charges, as of 6/30/97.

o Selected buy and sell opportunities provided the Fund with increased total return.

o While the Fund did not make any major duration calls, having a slightly longer-than-neutral duration when interest rates rose in late March had a negative impact on performance.

o Both share classes underperformed the average Lipper* California municipal debt fund for the six months ended 6/30/97.
--------------------------------------------------------------------------------

----------
* See footnote + and table on page 10 for more information on Lipper Analytical Services, Inc.

$10,000 Invested in the MainStay
California Tax Free Fund versus
Lehman Brothers Municipal Bond
Index and Inflation


CLASS A SHARES
[THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL]

                      MainStay
                     California           Lehman Brothers
Period End          Tax Free Fund       Municipal Bond Index*    Inflation+
----------          -------------       ---------------------    ----------
10/1/91              $ 9,550.00              $10,000.00          $10,000.00
  12/91              $ 9,747.60              $10,335.00          $10,051.00
  12/92              $10,516.00              $11,247.00          $10,349.00
  12/93              $11,852.00              $12,628.00          $10,632.00
  12/94              $11,273.00              $11,975.00          $10,908.00
  12/95              $12,984.00              $14,066.00          $11,192.00
  12/96              $13,430.00              $14,689.00          $11,563.00
   6/97              $13,737.00              $15,159.00          $11,642.00


CLASS B SHARES
[THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL]

                      MainStay
                     California           Lehman Brothers
Period End          Tax Free Fund       Municipal Bond Index*    Inflation+
----------          -------------       ---------------------    ----------
10/1/91              $10,000.00              $10,000.00          $10,000.00
  12/91               10,206.90               10,335.00           10,051.00
  12/92               11,011.00               11,247.00           10,349.00
  12/93               12,410.00               12,628.00           10,632.00
  12/94               11,804.00               11,975.00           10,908.00
  12/95               13,564.00               14,066.00           11,192.00
  12/96               13,984.00               14,689.00           11,563.00
   6/97               14,159.00               15,159.00           11,642.00

----------
     The Class A graph assumes an initial investment of $10,000 made on 10/1/91 reflecting the effect of the 4.5% maximum up-front sales charge, thereby reducing the amount of the investment to $9,550. The Class B graph assumes an initial investment of $10,000 made on 10/1/91 and includes the historical performance of the Class A shares for periods from inception (10/1/91) through 12/31/94. Returns shown reflect the Contingent Deferred Sales Charge (CDSC) of 1%, as it would apply for the period shown. (The $10,000 invested in the Lehman Brothers Municipal Bond Index begins on 9/30/91.) All results include reinvestment of distributions at net asset value and the change in share price for the stated period. Past performance is no guarantee of future results.

* The Lehman Brothers Municipal Bond Index (which does not have a sales charge) includes approximately 15,000 municipal bonds rated Baa or better by Moody's with a maturity of at least two years. Bonds subject to the Alternative Minimum Tax or with floating or zero coupons are excluded. The Index is unmanaged and results assume the reinvestment of all income and capital gain distributions.

+ Inflation is represented by the Consumer Price Index (CPI), which is a commonly used measure of the rate of inflation and shows the changes in the cost of selected goods. It does not represent an investment return.

[GRAPHIC]

Portfolio Management Discussion and Analysis

For the first six months of 1997, the California municipal bond market was relatively quiet. With Orange County's difficulties slipping into distant memory, there were no major disturbances or credit concerns. Overall, California continues to benefit from diversifying its economy away from defense and into banking, financials, computers, tourism, and exports.

Although the market rallied a little in the beginning of the year, prices declined in March as the economy appeared to be heating up. When the Federal Reserve Board moved to raise interest rates, prices dropped even further, but in the second quarter, moderate economic growth led to a rally in bond prices. Overall, municipals tended to trade within a relatively narrow range over the first half of the year, without any major incidents or market upsets.

Supply and demand were affected by stock market gains, which drew money away
-----------------
from the California municipal bond market. Fortunately, new issuance was low, which reduced supply and helped the market deal with weakening demand.

Liquidity continued to decline, yield spreads tightened, and several
                                -------------
broker/dealers left the municipal market to pursue higher profit potential elsewhere. Municipal quality generally increased as the cost of insurance continued to decline for new issues. With fewer issues offering yield advantages, individual security selection became increasingly important in identifying municipal bond opportunities.


Given this context, how did the MainStay California Tax Free Fund do during the first half of 1997?

For the six months ended 6/30/97, the MainStay California Tax Free Fund returned 2.29% and 2.28% for Class A shares and Class B shares, respectively, excluding all sales charges. Both share classes underperformed the average Lipper* California municipal debt fund, which returned 2.82% over the reporting period.


What factors were the major contributors to the Fund's underperformance?

In the first quarter, we believed inflation would remain modest and economic growth would continue to be favorable. As a result, the Fund had a slightly longer duration than our competitors when the Federal Reserve Board moved to
       --------
raise interest rates, which negatively impacted performance. Although we quickly went back to a neutral duration for the Fund and have remained there since, the Fund suffered a setback that would take much of the second quarter to undo.


How did you seek to provide attractive yields for municipal investors?

With the increase in insured credits, today about half of the municipal issues
                     ---------------
available are rated AAA or carry insurance that gives them equivalent characteristics. As a result, it's easy to find quality, but difficult to find

[GRAPHIC]

Supply and demand
-----------------
In the bond market, supply is influenced by the amount of new securities issued and the amount of bonds investors wish to sell. Demand reflects the amount of bonds investors wish to buy, which may decrease when other markets offer greater opportunities.


Yield spread
------------
The difference in yield between securities in different market sectors, such as Treasury securities and municipal bonds--or between different securities in a single sector, such as municipal bonds with different credit ratings.


Duration
--------
A measure of average maturity, which adjusts for the time value of the payments investors will receive, and which takes into account interest payments as well as principal payments. Duration is a better gauge of interest-rate sensitivity than average maturity alone.

----------
* See footnote and table on page 10 for more information on Lipper Analytical Services, Inc.

YEAR-BY-YEAR & SIX-MONTH PERFORMANCE
[THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL]

Period-end                               Total Return %
-------------------------------------------------------
  12/91                                  2.07
  12/92                                  7.88
  12/93                                 12.71
  12/94                                 -4.92
  12/95                                 15.18 Class A
  12/95                                 14.91 Class B
  12/96                                  3.44 Class A
  12/96                                  3.10 Class B
   6/97                                  2.29 Class A
   6/97                                  2.28 Class B

----------
Returns are for Class A shares unless otherwise noted. See footnote * on page 10 for more information on performance.


yield. We have reduced the Fund's holdings among AA-rated and A-rated paper, which we believe offer insufficient yield advantages relative to the highest quality securities. Instead, we've looked for opportunities in BBB-rated paper. We believe these securities offer potentially higher yields, but there are a limited number of BBB California issues that are available at the prices we want.


If you want higher yields, why not invest in noninvestment-grade securities?

While some of our competitors have invested in high-yield municipals to improve their returns, the MainStay California Tax Free Fund is unable to do so. According to the prospectus, the Fund may not invest in any securities rated below "medium grade." The Fund's BBB-rated bonds have provided competitive returns, but we don't want to compromise quality for yield. In fact, the overall quality rating of the Fund's investment portfolio is AA, which we feel is appropriate for the Fund's investors and our risk-management strategy at this time.


Are there other steps you take to manage risk?

Yes, we seek to diversify geographically within the state as well as in the types of issues we buy. As a result, the Fund owns everything from water, air, and school bonds to hospital, utility, and toll-road securities. Of course, with a single-state fund, the opportunities for diversification are naturally limited.


How do you seek to protect yields over time?

Since we're investing for the long-term, we need to watch when the Fund's bonds can be called--redeemed by the issuer prior to their stated maturity--to provide the Fund's investment portfolio with a measure of call protection and reduce the probability of having to reinvest at unattractive rates. During the first half of the year, we've been continually extending our call dates with newer or longer issues. While many of these transactions are neutral in terms of performance, the net effect is to help improve call protection for the Fund's investors.

[GRAPHIC]

Insured credits
---------------
Bonds that carry insurance or other guarantees that interest and principal payments will be met. Although such insurance may increase the cost of the bond, it also reduces the risk of default, regardless of the issuer's credit quality.

DIVERSIFICATION OF HOLDINGS--TOP 5 AS OF 6/30/97
[THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL]

                                                  Percentage
------------------------------------------------------------
Water Utility                                        13.6%
State - General Obligation                           12.8%
Education/Dormitory                                  12.5%
Public Works/Community Development/Pension           10.6%
Transportation                                       10.1%
All Other                                            40.4%

------------
Actual percentages will vary over time.


What were some of the Fund's best performing securities during the reporting period?

The Fund had several long-duration zero-coupon bonds that were strong performers, particularly in the second quarter. Among them were Foothill Toll Road, Clovis School District, Escondido High School District, and Anaheim Public Finance bonds. We also purchased some new-issue Puerto Rican Building Authority bonds at a low price and sold them quickly at a profit.


Were there other pockets of strong performance?

Yes. Generally speaking, high-coupon, short-duration bonds did well in the first quarter. Low-coupon, long-duration bonds performed better in the second quarter. We also bought other bonds when the market was relatively low. An example might be Los Angeles County California Public Works 5 1/8% bonds maturing in 2029. This issue has done well as the market has risen.


Which securities underperformed during the first half of the year?

The Fund's Southern California Public Power Authority 4 7/8% bonds didn't do well. Not only was their coupon category out of favor, but we sold them at a low point in the market. Several short-duration bonds also underperformed, particularly in the second quarter, despite their higher coupons. These included Irvine School District, Oakland California Revenue, and some California Pollution Control bonds.

Were there other securities that didn't perform as you had hoped?

Last year, we had been selling off the Fund's 4 3/4% coupon bonds, but retained one in the Fund's investment portfolio. We found it underperformed during the first half of the year due to lack of demand.

[GRAPHIC]

What is your outlook going forward?

We're currently maintaining a neutral duration, but revisiting that decision weekly. We believe that if growth remains moderate and inflation doesn't heat up, it should be good for bonds. But with low unemployment, wage increases could trigger inflation, so the future remains uncertain. We'll continue to manage the portfolio seeking a high level of current income free from regular federal income tax and California personal income tax,+ consistent with the preservation of capital.


Ravi Akhoury
James Flood
Portfolio Managers



QUALITY BREAKDOWN AS OF 6/30/97

                              Percentage
                              ----------
 AAA                             61.7%
 AA                               5.8%
 A                               21.0%
 BBB                             11.5%

----------
Actual percentages will vary over time. Bond quality ratings provided by
  Standard & Poor's.
See the prospectus for details.

[GRAPHIC]

----------
+ A small portion of income may be subject to state and local taxes and the Alternative Minimum Tax. Capital gains, if any, may also be taxed.

Returns & Lipper Rankings as of 6/30/97

Fund average annual total returns*
--------------------------------------------------------------------------------
                      1 year         5 years        Life of Fund through 6/30/97
Class A               7.12%           6.32%                    6.52%
Class B               7.00%           6.20%                    6.42%
--------------------------------------------------------------------------------
Fund SEC returns*
--------------------------------------------------------------------------------
                      1 year         5 years        Life of Fund through 6/30/97
Class A               2.30%           5.34%                    5.67%
Class B               2.00%           5.88%                    6.29%
--------------------------------------------------------------------------------
Fund Lipper+ rankings & Lipper category returns as of 6/30/97
--------------------------------------------------------------------------------
                      1 year         5 years        Life of Fund through 6/30/97
Class A               87 out of      34 out of                34 out of
                      101 funds      50 funds                 47 funds
Class B               92 out of      n/a                      n/a
                      101 funds
Average Lipper
CA municipal
debt fund             8.07%          6.55%                    6.87%
--------------------------------------------------------------------------------
Fund per share net asset values & distributions for the six months ended 6/30/97
--------------------------------------------------------------------------------
                   NAV 6/30/97        Income                Capital Gains
Class A               $9.76           $0.2400                  $0.0000
Class B               $9.74           $0.2280                  $0.0000
--------------------------------------------------------------------------------

----------
* Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that upon redemption, shares may be worth more or less than their original cost. Total returns shown are based on NAV and assume no deduction for CDSC or applicable sales charges. In compliance with SEC guidelines, SEC returns include the maximum sales charge and show the percentage change for each of the required periods. All returns assume capital gain and dividend distributions are reinvested. Performance figures reflect the assumption of certain Fund expenses by the Fund's administrator and adviser. Had these expenses not been assumed, total return figures would have been lower. This expense limitation may be terminated or revised at any time.

     Class B shares, first offered to the public on 1/3/95, are sold with no initial sales charge, but are subject to a maximum CDSC of up to 5% if shares are redeemed during the first 6 years of purchase and an annual 12b-1 fee of up to .50%. Performance figures for this class include the historical performance of the Class A shares from inception (10/1/91) up to 12/31/94. Performance data for the two classes after this date vary based on differences in their expense structures. Class A shares are sold with a maximum initial sales charge of 4.5% and a 12b-1 fee of .25%.

+ Lipper Analytical Services, Inc. is an independent monitor of mutual fund performance. Its rankings are based on total returns with capital gains and dividends reinvested. Results do not reflect any deduction of sales charges. Lipper averages listed above are not class specific. Life of Fund return is from the period of the Class A shares' initial offering through 6/30/97. Class B shares were first offered to the public on 1/3/95; Class A shares on 10/1/91.

[GRAPHIC]

Portfolio of Investments June 30, 1997 (unaudited)


                                                       Principal
                                                         Amount         Value
                                                       -------------------------
LONG-TERM MUNICIPAL BONDS (100.0%)+
CALIFORNIA (100.0%)
Anaheim California Public Financing
  Authority, Lease Revenue
  Project C
  (zero coupon), due 9/1/22 .............              $1,500,000     $  350,625
  Series A
  5.00%, due 3/1/37 .....................                 500,000        448,125
Baldwin Park California Unified
  School District
  (zero coupon), due 8/1/17 .............               1,255,000        398,463
California Educational Facility Authority
  Revenue, Pooled College & University
  Project B
  6.30%, due 4/1/21 .....................                 500,000        511,875
California Housing Finance Agency
  Revenue, Home Mortgage
  Series E
  6.10%, due 8/1/29 (a) .................                 600,000        612,000
  Series C
  8.30%, due 8/1/19 (a) .................                  25,000         25,813
California Pollution Control Financing
  Authority Revenue
  Pacific Gas & Electric Co.
  Series B
  8.875%, due 1/1/10 (a) ................                 750,000        778,747
  San Diego Gas & Electric Co.
  Series A
  5.90%, due 6/1/14 .....................                 400,000        421,500
California State Department, Water
  Resources Central Valley Project
  Revenue, Water System
  Series Q
  5.375%, due 12/1/27 ...................               1,000,000        966,250
California State General Obligation
  5.375%, due 6/1/26 ....................               1,000,000        970,000
  Veterans, Series AW
  7.70%, due 4/1/12 (a) .................                 880,000        918,579
California Statewide Community
  Development Corp.
  5.00%, due 10/1/23 ....................               1,000,000        916,250
  7.00%, due 9/1/09 .....................                 285,000        308,869
East Bay California Municipal Utilities
  District Water System Revenue
  4.75%, due 6/1/21 .....................               1,000,000        881,250
Eden Township Hospital District
  Revenue
  7.40%, due 11/1/19 ....................                 770,000        816,200
Escondido California Union High
  School District
  (zero coupon), due 11/1/12 ............               1,350,000        583,875

----------
+    Percentages indicated are based on Fund net assets.


                                                       Principal
                                                         Amount         Value
                                                       -------------------------
CALIFORNIA (Continued)
Foothill-Eastern Transportation
  Corridor Agency, Toll Road
  Revenue, Series A
  (zero coupon), due 1/1/24 .............              $3,000,000     $  588,750
  (zero coupon), due 1/1/27 .............               1,000,000        160,000
Irvine California Unified School District
  Special Tax Community Facilities
  Series A
  8.10%, due 11/15/13 ...................               1,250,000      1,342,188
Los Angeles California Harbor
  Department Revenue
  8.70%, due 9/1/15 .....................                 540,000        590,625
Los Angeles County
  Metropolitan Transportation
  Authority, Sales Tax Revenue
  Series A
  5.00%, due 7/1/25 .....................               1,050,000        960,750
Los Angeles County
  Public Works Financing
  Authority, Lease Revenue
  Project V-B
  5.125%, due 12/1/29 ...................                 400,000        369,500
Los Angeles County
  Transportation Commission, Sales
  Tax Revenue, Series A
  7.40%, due 7/1/15 .....................                 400,000        428,500
Metropolitan Water District, Southern
  California Waterworks Revenue
  Series C
  5.00%, due 7/1/37 .....................                 300,000        268,875
Mojave California Water Agency
  Improvement District, Morongo
  Basin
  5.80%, due 9/1/22 .....................               1,000,000      1,012,500
Northern California Power Agency
  Public Power Revenue
  Hydroelectric Project 1
  7.15%, due 7/1/24 .....................               1,470,000      1,529,432
Oakland California Revenue
  Series A
  7.60%, due 8/1/21 .....................               1,050,000      1,107,834
Riverside California Hospital Revenue
  Riverside Community Hospital
  Series A
  6.75%, due 11/1/15 ....................                 515,000        527,169
Sacramento California Municipal
  Utilities District Electric Revenue
  Series K
  5.25%, due 7/1/24 .....................                 250,000        239,375
San Diego California Public Facilities
  Financing Authority, Sewer Revenue
  Series B
  5.25%, due 5/15/27 ....................               1,000,000        956,400


The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay California Tax Free Fund


                                                 Principal
                                                  Amount              Value
                                                -----------------------------
LONG-TERM MUNICIPAL BONDS (Continued)
CALIFORNIA (Continued)
San Francisco California
  City & County Airport Commission
  International Airport Revenue
  Series 10B
  5.50%, due 5/1/26......................       $1,000,000        $   977,500
Santa Cruz County Public
  Financing Authority Revenue
  Tax Allocation, Series B
  7.625%, due 9/1/21.....................          825,000            904,406
Walnut California Improvement
  Agency Tax Allocation
  7.90%, due 9/1/09......................          750,000            794,063
                                                                  -----------
                                                                   22,666,288
                                                                  -----------
Total Investments
  (Cost $22,644,290) (b).................            100.0%        22,666,288(c)
Cash and Other Assets,
  Less Liabilities.......................              0.0(d)           8,983
                                                ----------        -----------
Net Assets...............................            100.0%       $22,675,271
                                                ==========        ===========

----------
(a)  Interest on these securities is subject to alternative minimum tax.
(b) The cost stated also represents the aggregate cost for Federal income tax purposes.
(c) At June 30, 1997, net unrealized appreciation was $21,998, based on cost for Federal income tax purposes. This consisted of aggregate gross unrealized appreciation for all investments on which there was an excess of market value over cost of $386,208 and aggregate gross unrealized depreciation for all investments on which there was an excess of cost over market value of $364,209.
(d)  Less than one tenth of a percent.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of June 30, 1997 (unaudited)

ASSETS:
Investment in securities, at value (identified cost $22,644,290) ......   $ 22,666,288
Receivables:
  Interest ............................................................        341,488
  Investment securities sold ..........................................        221,640
  Fund shares sold ....................................................            125
Variation margin receivable on futures contracts ......................          1,623
                                                                          ------------
   Total assets .......................................................     23,231,164
                                                                          ------------
LIABILITIES:
Payables:
  Investment securities purchased .....................................        244,627
  Custodian ...........................................................        145,826
  Dividends payable ...................................................         91,716
  Fund shares redeemed ................................................         14,602
  NYLIFE Distributors .................................................         10,173
  Adviser .............................................................          4,304
  Transfer agent ......................................................          3,355
  Trustees ............................................................            189
Accrued expenses ......................................................         41,101
                                                                          ------------
   Total liabilities ..................................................        555,893
                                                                          ------------
Net assets ............................................................   $ 22,675,271
                                                                          ============
COMPOSITION OF NET ASSETS:
Shares of beneficial interest outstanding (par value of $.01 per share)
 unlimited number of shares authorized:
  Class A .............................................................   $     17,005
  Class B .............................................................          6,236
Additional paid-in capital ............................................     22,685,605
Accumulated undistributed net investment income .......................          9,347
Accumulated net realized loss on investments ..........................        (64,920)
Net unrealized appreciation on investments ............................         21,998
                                                                          ------------
Net assets ............................................................   $ 22,675,271
                                                                          ============
CLASS A
Net assets applicable to outstanding shares ...........................   $ 16,604,696
                                                                          ============
Shares of beneficial interest outstanding .............................      1,700,526
                                                                          ============
Net asset value per share outstanding .................................   $       9.76
Maximum sales charge (4.50% of offering price) ........................           0.46
                                                                          ------------
Maximum offering price per share outstanding ..........................   $      10.22
                                                                          ============

CLASS B
Net assets applicable to outstanding shares ...........................   $  6,070,575
                                                                          ============
Shares of beneficial interest outstanding .............................        623,555
                                                                          ============
Net asset value and offering price per share outstanding ..............   $       9.74
                                                                          ============

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the six months ended June 30, 1997 (unaudited)

INVESTMENT INCOME:
Income:
  Interest ............................................................   $    709,689
                                                                          ------------
Expenses:
  Administration ......................................................         28,285
  Advisory ............................................................         28,285
  Service .............................................................         28,285
  Shareholder communication ...........................................         19,847
  Transfer agent ......................................................         17,017
  Professional ........................................................         11,705
  Custodian ...........................................................          8,483
  Distribution--Class B ...............................................          6,554
  Registration ........................................................          1,668
  Trustees ............................................................            302
  Miscellaneous .......................................................          2,630
                                                                          ------------
   Total expenses before reimbursement ................................        153,061
Expense reimbursement from Adviser and Administrator ..................         (5,926)
                                                                          ------------
   Net expenses .......................................................        147,135
                                                                          ------------
Net investment income .................................................        562,554
                                                                          ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) from:
  Security transactions ...............................................        122,477
  Futures transactions ................................................        (27,042)
                                                                          ------------
Net realized gain on investments ......................................         95,435
                                                                          ------------
Net change in unrealized appreciation on investments:
  Security transactions ...............................................       (147,970)
  Futures transactions ................................................            844
                                                                          ------------
Net unrealized loss on investments ....................................       (147,126)
                                                                          ------------
Net realized and unrealized loss on investments .......................        (51,691)
                                                                          ------------
Net increase in net assets resulting from operations ..................   $    510,863
                                                                          ============

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Changes in Net Assets

                                                                                    Six months
                                                                                       ended        Year ended
                                                                                      June 30,     December 31,
                                                                                        1997*           1996
                                                                                   ------------    ------------
INCREASE (DECREASE) IN NET ASSETS:
Operations:
  Net investment income ........................................................   $    562,554    $  1,111,565
  Net realized gain (loss) on investments ......................................         95,435         (24,010)
  Net change in unrealized appreciation on investments .........................       (147,126)       (279,939)
                                                                                   ------------    ------------
  Net increase in net assets resulting from operations .........................        510,863         807,616
                                                                                   ------------    ------------
Dividends to shareholders:
  From net investment income:
   Class A .....................................................................       (424,613)       (950,302)
   Class B .....................................................................       (131,723)       (186,583)
                                                                                   ------------    ------------
     Total dividends to shareholders ...........................................       (556,336)     (1,136,885)
                                                                                   ------------    ------------
Capital share transactions:
  Net proceeds from sale of shares:
   Class A .....................................................................        759,809       1,110,752
   Class B .....................................................................      1,166,397       3,213,809
  Net asset value of shares issued to shareholders in reinvestment of dividends:
   Class A .....................................................................        210,291         549,718
   Class B .....................................................................         61,834         117,399
                                                                                   ------------    ------------
                                                                                      2,198,331       4,991,678
  Cost of shares redeemed:
   Class A .....................................................................     (2,420,422)     (3,046,980)
   Class B .....................................................................       (244,636)       (215,790)
                                                                                   ------------    ------------
     Increase (decrease) in net assets derived from capital share transactions .       (466,727)      1,728,908
                                                                                   ------------    ------------
     Net increase (decrease) in net assets .....................................       (512,200)      1,399,639

NET ASSETS:
Beginning of period ............................................................     23,187,471      21,787,832
                                                                                   ------------    ------------
End of period ..................................................................   $ 22,675,271    $ 23,187,471
                                                                                   ============    ============
Accumulated undistributed net investment income ................................   $      9,347    $      3,129
                                                                                   ============    ============

----------
*    Unaudited.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios


                                                                                                         Class A
                                                                                       ---------------------------------------------
                                                                                       September 1
                             Class A   Class B   Class A   Class B   Class A   Class B   through       Year ended       October 1,
                             -------   -------   -------   -------   -------   -------   through        August 31        1991(a)
                              Six months ended      Year ended          Year ended     December 31   ---------------     through
                               June 30, 1997*    December 31, 1996   December 31, 1995    1994**     1994      1993  August 31, 1992
                             -----------------   -----------------   ----------------- -----------   ----      ----  ---------------
Net asset value at
  beginning of period .....   $9.78     $9.75     $9.95     $9.91     $9.10     $9.10     $9.57     $10.38    $ 9.90      $9.55
                              -----     -----     -----     -----     -----     -----     -----     ------    ------      -----
Net investment income .....    0.24      0.23      0.49      0.45      0.50      0.52      0.17       0.53      0.55       0.45
Net realized and
  unrealized gain (loss)
  on investments ..........   (0.02)    (0.01)    (0.16)    (0.16)     0.85      0.81     (0.47)     (0.51)     0.64       0.30
                              -----     -----     -----     -----     -----     -----     -----     ------    ------      -----
Total from investment
  operations ..............    0.22      0.22      0.33      0.29      1.35      1.33     (0.30)      0.02      1.19       0.75
                              -----     -----     -----     -----     -----     -----     -----     ------    ------      -----
Less dividends and
  distributions:
From net investment
  income ..................   (0.24)    (0.23)    (0.50)    (0.45)    (0.50)    (0.52)    (0.17)     (0.52)    (0.59)     (0.40)
From net realized gain
  on investments ..........      --        --        --        --        --        --        --      (0.31)    (0.12)       --
                              -----     -----     -----     -----     -----     -----     -----     ------    ------     -----
Total dividends and
  distributions ...........   (0.24)    (0.23)    (0.50)    (0.45)    (0.50)    (0.52)    (0.17)     (0.83)    (0.71)     (0.40)
                              -----     -----     -----     -----     -----     -----     -----     ------    ------      -----
Net asset value at end
  of period ...............   $9.76     $9.74     $9.78     $9.75     $9.95     $9.91     $9.10      $9.57    $10.38      $9.90
                              =====     =====     =====     =====     =====     =====     =====     ======    ======      =====
Total investment return (b)    2.29%     2.28%     3.44%     3.10%    15.18%    14.91%    (3.11%)     0.12%    12.58%      8.02%
Ratios (to average
  net assets)/
  Supplemental Data:
   Net investment
     income ...............    5.03%+    4.78%+    5.0%       4.7%      5.3%      5.1%      5.5%+      5.4%      5.6%       5.6%+
   Net expenses ...........    1.24%+    1.49%+   1.24%      1.49%     1.24%     1.49%     0.99%+     0.99%     0.99%      0.99%+
   Expenses (before
     reimbursement) .......    1.29%+    1.54%+    1.3%       1.6%      1.4%      1.7%      1.2%+      1.1%      1.2%        1.6%+
Portfolio turnover rate ...      44%       44%      79%        79%      107%      107%       24%        96%      154%         87%
Net assets at end of
  period (in 000's) ....... $16,605    $6,071  $18,098     $5,089   $19,825    $1,963   $16,667    $17,356   $14,603     $10,085

----------
*   Unaudited.
**  The Fund changed its fiscal year end from August 31 to December 31.
+   Annualized.
(a) Commencement of operations.
(b) Total return is calculated exclusive of sales charges and is not annualized.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Notes to Financial Statements (unaudited)


Note 1--Organization and Business:

The MainStay Funds were organized on January 9, 1986 as a Massachusetts Business Trust. The Trust is registered under the Investment Company Act of 1940, as amended, (the "Act") as an open-end management investment company and is comprised of fourteen funds. These financial statements and notes relate only to MainStay California Tax Free Fund (the "Fund").

The Fund currently offers two classes of shares. Class A shares are offered at net asset value per share plus an initial sales charge. Class B shares, whose distribution commenced on January 3, 1995, are offered without an initial sales charge, although a declining contingent deferred sales charge may be imposed on redemptions made within six years of purchase. Class A shares and Class B shares bear the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights and conditions except that the Class B shares are subject to higher distribution fee rates. Each class of shares bears distribution and/or service fee payments under a distribution plan pursuant to Rule 12b-1 under the Investment Company Act of 1940.


Note 2--Significant Accounting Policies:

The following is a summary of significant accounting policies followed by the
Fund:

Valuation of Fund Shares. The net asset value per share of each class of shares is calculated on each day the New York Stock Exchange (the "Exchange") is open for trading as of the close of regular trading on the Exchange. The net asset value per share of each class of shares is determined by taking the assets attributable to a class of shares, subtracting the liabilities attributable to that class, and dividing the result by the outstanding shares of that class.

Securities Valuation. Portfolio securities of the Fund are stated at value determined (a) by appraising debt securities at prices supplied by a pricing agent selected by the Adviser, whose prices reflect broker/dealer supplied valuations and electronic data processing techniques if those prices are deemed by the Adviser to be representative of market values at the regular close of business of the New York Stock Exchange, (b) by appraising options and futures contracts at the last sale price on the market where such options or futures are principally traded, and (c) by appraising all other securities and other assets, including debt securities for which prices are supplied by a pricing agent but are not deemed by the Adviser to be representative of market values, but excluding money market instruments with a remaining maturity of sixty days or less and including restricted securities and securities for which no market quotations are available, at fair value in accordance with procedures approved by the Trustees. Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost if their term to maturity at purchase was 60 days or less, or by amortizing the difference between market value on the 61st day prior to maturity and value on maturity date if their original term to maturity at purchase exceeded 60 days.

Events affecting the values of certain portfolio securities that occur between the close of trading on the principal market for such securities and the regular close of the New York Stock Exchange will not be reflected in

MainStay California Tax Free Fund


the Fund's calculation of net asset value unless the Adviser believes that the particular event would materially affect net asset value, in which case an adjustment would be made.

Futures Contracts. A futures contract is an agreement to purchase or sell a specified quantity of an underlying instrument at a specified future date, or to make or receive a cash payment based on the value of a securities index. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market" such contract on a daily basis to reflect the market value of the contract at the end of each day's trading. The Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as "variation margin". When the futures contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund's basis in the contract. The Fund has entered into contracts for the future delivery of debt securities in order to attempt to protect against the effects of adverse changes in interest rates or to lengthen or shorten the average maturity or duration of the Fund's portfolio.

The use of futures contracts involves, to varying degrees, elements of market risk. Risks arise from the possible imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets, and the possible inability of counterparties to meet the terms of their contracts. However, the Fund's activities in futures contracts are conducted through regulated exchanges which minimize counterparty credit risks.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no Federal income tax provision is required.

Dividends and Distributions to Shareholders. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends monthly. Income dividends and capital gain distributions are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles.

Security Transactions and Investment Income. The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Interest income is accrued daily except when collection is not expected. Premiums on securities purchased by the Fund are amortized on the constant yield method over the life of the respective securities or, if applicable, over the period to the first call date. Discounts are accreted when required by Federal tax regulations.

Expenses. Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred except when allocations of direct expenses can otherwise fairly be made. The investment income and expenses (other than expenses incurred under the Distribution Plan) and realized and unrealized gains and losses on investments of the Fund are allocated to separate classes

Notes to Financial Statements (unaudited) continued


of shares based upon their relative net asset value on the date the income is earned or expenses and realized and unrealized gains and losses are incurred.

Use of Estimates. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Concentration of Credit Risk. The Fund invests substantially all of its assets in debt obligations issued by political subdivisions and authorities in the State of California and the Commonwealth of Puerto Rico. The issuer's ability to meet its obligations may be affected by economic and political developments in the State of California and the Commonwealth of Puerto Rico.


Note 3--Fees and Related Party Policies:

Investment Advisory and Administration Fees. MacKay-Shields Financial Corporation ("MacKay-Shields") acts as investment adviser to the Fund under an Investment Advisory Agreement. MacKay-Shields is a registered investment adviser and an indirect wholly-owned subsidiary of New York Life Insurance Company ("New York Life"). NYLIFE Distributors Inc. ("NYLIFE Distributors"), an indirect wholly-owned subsidiary of New York Life, is the Administrator for the Fund.

The Trust, on behalf of the Fund, pays the Adviser and Administrator each a monthly fee for the services performed and the facilities furnished at an annual rate of 0.25% of the average daily net assets of the Fund.

The Adviser and the Administrator have voluntarily agreed to reimburse the expenses for the Fund to the extent that operating expenses would exceed on an annualized basis 1.24% and 1.49% for the Class A and Class B shares, respectively, of the average daily net assets. The expense reimbursement to the Fund for the six months ended June 30, 1997 was $5,926.

Distribution and Service Fees. The Trust, on behalf of the Fund, has a Distribution Agreement with NYLIFE Distributors Inc. (the "Distributor"). The Fund, with respect to each class of shares, has adopted a Distribution Plan (the "Plan") in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Class A Plan, the Distributor receives payments from the Fund at an annual rate of 0.25% of the average daily net assets of the Fund's Class A shares, which is an expense of the Class A shares of the Fund for distribution or service activities as designated by the Distributor. Pursuant to the Class B Plan, the Fund's Class B shares are subject to the payment of a monthly distribution fee, which is an expense of the Class B shares of the Fund, at the annual rate of 0.25% of the lesser of:

(a) the aggregate gross sales of the Fund's Class B shares since the inception of the Fund (not including reinvestment of dividends or capital gains distributions), less the aggregate net asset value of the Fund's Class B

MainStay California Tax Free Fund


shares exchanged or redeemed since the Fund's inception upon which a contingent deferred sales charge has been imposed or upon which such charge has been waived; or (b) the average daily net assets of the Fund's Class B shares.

The Distribution Plan provides that the Class B shares of the Fund also incur a service fee at the annual rate of 0.25% of the average daily net asset value of the Class B shares of the Fund. Service fee as shown on the statement of operations represents the fees for both Class A shares and Class B shares.

The Plan provides that the distribution fee is payable to NYLIFE Distributors regardless of the amounts actually expended by NYLIFE Distributors for distribution of the Fund's shares and service activities.

NYLIFE Distributors anticipates that its actual distribution expenditures will substantially exceed the distribution fee received by it during the initial years of the operation of the Plan and that in later years its expenditures may be less than the distribution fee.

Sales Charges. The Fund was advised that the amount of sales charge on sales of Class A Fund shares retained by NYLIFE Distributors was $3,800 for the six months ended June 30, 1997. The Fund was also advised that NYLIFE Distributors retained contingent deferred sales charges for redemptions of Class B shares of $3,382 for the six months ended June 30, 1997.

Trustees Fees. Trustees, other than those affiliated with New York Life, MacKay-Shields, NYLIFE Distributors or NYLIFE Securities, are paid an annual fee of $40,000 and $1,000 for each Board and Audit Committee meeting attended plus reimbursement for travel and out-of-pocket expenses. The Trust allocates this expense in proportion to the net assets of the respective Funds.

Capital. At June 30, 1997, NYLIFE Distributors and NYLIFE Securities held shares of Class A with a net asset value of $2,646,153 and $97,600, respectively, which represents 15.9% and 0.6%, respectively, of the Class A net assets at period end.

Other. NYLIFE Distributors has received $603 for providing the Fund certain transfer agency services for the period January 1, 1997, through April 30, 1997. Effective May 1, 1997, MainStay Shareholder Services Inc. ("MSS"), an indirect wholly owned subsidiary of New York Life Insurance Company, was appointed Transfer, Dividend Disbursing and Shareholder Servicing Agent. MSS was paid $141 for services rendered May 1, 1997, through June 30, 1997.

Fees for the cost of legal services provided to the Fund by the Office of General Counsel of New York Life amounted to $404 for the six months ended June 30, 1997.

Notes to Financial Statements (unaudited) continued


Note 4--Federal Income Tax:

At December 31, 1996, for Federal income tax purposes, capital loss carryforwards of $161,199 were available to the extent provided by regulations to offset future realized gains of the Fund through 2004. To the extent that these loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders.


Note 5--Purchases and Sales of Securities (in 000's):

During the six months ended June 30, 1997, purchases and sales of securities, other than U.S. Government securities, securities subject to repurchase transactions and short-term securities, were $9,913 and $9,860, respectively.


Note 6--Capital Share Transactions (in 000's):

                                                                          Six months ended         Year ended
                                                                           June 30, 1997*       December 31, 1996
                                                                         =================      =================
                                                                         Class A    Class B     Class A   Class B
                                                                         =======    =======     =======   =======
Shares sold ........................................................        78        121         114       334
Shares issued in reinvestment of dividends .........................        22          6          57        12
                                                                           ---        ---         ---       ---
                                                                           100        127         171       346
Shares redeemed ....................................................      (249)       (25)       (313)      (22)
                                                                           ---        ---         ---       ---
Net increase (decrease) ............................................      (149)       102        (142)      324
                                                                           ===        ===         ===       ===

-----------
* Unaudited.

The MainStay Funds

GROWTH FUNDS
------------------------------------------------------------------------------------------------------------------------------------

 FUND                       RISK/REWARD          HOW IT INVESTS                         CHOOSE THIS FUND IF...
------------------------------------------------------------------------------------------------------------------------------------

                            [Horizontal bar      Invests primarily in common stocks     You want your investments to grow
 Capital Appreciation Fund  graph indicating     of companies in expanding markets      and are willing to accept a higher
                            risk/reward of       with strong growth potential           level of risk for higher return potential
                            Fund]
------------------------------------------------------------------------------------------------------------------------------------

                            [Horizontal bar      Invests in a portfolio that tracks     You seek a conservative way to partici-
 Equity Index Fund          graph indicating     the makeup and returns of the          pate in the growth potential of stocks+
                            risk/reward of       S&P 500*
                            Fund]
------------------------------------------------------------------------------------------------------------------------------------

                            [Horizontal bar      Offers broad diversification into      You prefer the higher return potential
 International Equity Fund  graph indicating     international stock markets with       of international equities or want to
                            risk/reward of       an emphasis on risk control            add diversification to your domestic
                            Fund]                                                       investments++
------------------------------------------------------------------------------------------------------------------------------------


GROWTH & INCOME FUNDS
------------------------------------------------------------------------------------------------------------------------------------

 FUND                       RISK/REWARD          HOW IT INVESTS                         CHOOSE THIS FUND IF...
------------------------------------------------------------------------------------------------------------------------------------

 Convertible Fund           [Horizontal bar      Invests in convertible securities for  You want income from securities that
 As of 6/2/97, this Fund    graph indicating     a special blend of long-term growth    may offer growth potential if converted
 was closed to new          risk/reward of       potential and dividend income          into common stock
 investors.                 Fund]
------------------------------------------------------------------------------------------------------------------------------------

                            [Horizontal bar      Balances current income with growth    You seek a combination of income and
 Total Return Fund          graph indicating     opportunities by investing in stocks,  growth potential and want to manage
                            risk/reward of       bonds, and money market instruments    risk through diversification
                            Fund]
------------------------------------------------------------------------------------------------------------------------------------

                            [Horizontal bar      Seeks undervalued stocks with          You seek to maximize total return from
 Value Fund                 graph indicating     attractive dividends and a stimulus    securities which may have more poten-
                            risk/reward of       for positive change                    tial than the market currently sees
                            Fund]
------------------------------------------------------------------------------------------------------------------------------------


* The S&P 500 is an unmanaged index and is considered to be generally representative of the U.S. stock market. The MainStay Funds are neither sponsored by nor affiliated with Standard & Poor's.

+ The original investment is guaranteed provided it is held for 10 years with all dividend and capital gain distributions reinvested. If shares are redeemed prior to or after the one-day guarantee date, the investor loses the benefit of the guarantee with respect to those shares.

++ Investments in foreign securities may be subject to greater risks than domestic investments. These risks include currency fluctuations, changes in U.S. or foreign tax or currency laws, and changes in monetary policies and economic and political conditions in foreign countries.

(S) While individual securities owned by the Government Fund may be guaranteed by the U.S. government and its agencies, the share price of the Fund is not guaranteed and will fluctuate with market conditions.


||   Certain of the Fund's investments may be speculative.

# Investments in the Money Market Fund are neither insured nor guaranteed by the U.S. government and there is no assurance that the Fund will be able to maintain a stable net asset value of $1.00 per share; investment returns will vary with market conditions.

** A small portion of the Fund's income may be subject to state and local taxes and the Alternative Minimum Tax. Capital gains, if any, may also be taxed.

INCOME FUNDS

------------------------------------------------------------------------------------------------------------------------------------

FUND                          RISK/REWARD         HOW IT INVESTS                          CHOOSE THIS FUND IF...
------------------------------------------------------------------------------------------------------------------------------------

                              [Horizontal bar     Seeks a high level of current income    You are seeking to combine high
Government Fund               graph indicating    consistent with safety of principal     current income and safety of principal
                              risk/reward of      primarily from U.S. government
                              Fund]               securities.(S)
------------------------------------------------------------------------------------------------------------------------------------

                              [Horizontal bar     An aggressive high-yield bond           You want to maximize current income
High Yield                    graph indicating    fund that is actively managed for       and can accept the higher risk of
Corporate Bond Fund           risk/reward of      maximum current income||                securities with high yield potential
                              Fund]
------------------------------------------------------------------------------------------------------------------------------------

                              [Horizontal bar     Seeks high current yields and           You prefer the higher return potential
International Bond Fund       graph indicating    competitive total return from non-      of international bonds or want to
                              risk/reward of      U.S. bonds with an emphasis on          add diversification to your domestic
                              Fund]               risk control                            investments++
------------------------------------------------------------------------------------------------------------------------------------

                              [Horizontal bar     Seeks to provide current income,        You are averse to risk or want to earn
Money Market Fund             graph indicating    stability of principal, and liquidity,  competitive yields on cash you're plan-
                              risk/reward of      with free checkwriting#                 ning to spend or invest in the near future
                              Fund]
------------------------------------------------------------------------------------------------------------------------------------

                              [Horizontal bar     Seeks current income and competi-       You seek to combine the return potential
Strategic Income Fund         graph indicating    tive overall return by investing in     of high-grade, high-yield,||  and inter-
                              risk/reward of      a diversified portfolio of domestic     national bonds and want to manage risk
                              Fund]               and foreign debt securities++           through multimarket diversification
------------------------------------------------------------------------------------------------------------------------------------


TAX-FREE INCOME FUNDS
------------------------------------------------------------------------------------------------------------------------------------

FUND                          RISK/REWARD         HOW IT INVESTS                          CHOOSE THIS FUND IF...
------------------------------------------------------------------------------------------------------------------------------------

                              [Horizontal bar     Seeks high current income exempt        You are a California resident and want to
CALIFORNIA  TAX FREE FUND     graph indicating    from both federal and California        keep more of what you earn by invest-
                              risk/reward of      income taxes consistent with            ing for income that's double tax free**
                              Fund]               preservation of capital**
------------------------------------------------------------------------------------------------------------------------------------

                              [Horizontal bar     Seeks high current income exempt        You are a New York State or City resident
New York Tax Free Fund        graph indicating    from federal, New York State, and       and want to keep more of what you earn
                              risk/reward of      New York City income taxes consis-      with income that's double or triple tax
                              Fund]               tent with preservation of capital**     free**
------------------------------------------------------------------------------------------------------------------------------------

                              [Horizontal bar     Seeks high current income exempt        You are in a high federal income tax
Tax Free Bond Fund            graph indicating    from regular federal income tax con-    bracket or want to pay less of your
                              risk/reward of      sistent with preservation of capital**  investment income to  the IRS
                              Fund]
------------------------------------------------------------------------------------------------------------------------------------


A word about risk and reward

The "thermometers" in the tables above show how much risk the investor must assume and the related return potential. Generally speaking, investments with higher return potential also carry higher risks. So, the longer the indicator bar, the higher the risk and reward potential of the Fund.

The prospectus contains information on advisory fees, other expenses, and share classes. Please read it carefully before you invest or send any money. Shares must be offered in the investor's state of residence.

--------------------------------------------------------------------------------
                                    MAINSTAY
                                       California Tax Free Fund
--------------------------------------------------------------------------------

                                   [GRAPHIC]

                                        Semiannual Report

                                        June 30, 1997

                                        Unaudited




                                 [LOGO] MAINSTAY(R)
                                        FUNDS



                               OFFICERS & TRUSTEES

                      Alice T. Kane     Chairperson and Trustee
                      Walter W. Ubl     President, Chief Executive
                                        Officer, and Trustee
                    Edward J. Hogan     Trustee
                      Harry G. Hohn     Trustee
           Nancy Maginnes Kissinger     Trustee
                   Terry L. Lierman     Trustee
                Donald E. Nickelson     Trustee
                     Donald K. Ross     Trustee
                Richard S. Trutanic     Trustee
                 Jefferson C. Boyce     Senior Vice President
                   Anthony W. Polis     Chief Financial Officer
                 Richard W. Zuccaro     Tax Vice President
                A. Thomas Smith III     Secretary

                             Dechert Price & Rhoads
                                  Legal Counsel






[LOGO] MAINSTAY(R) FUNDS


NYLIFE Distributors Inc.
Morris Corporate Center, Building A
300 Interpace Parkway
Parsippany, New Jersey 07054
Administrator & Distributor of The MainStay Funds

http://www.mainstayfunds.com

NYLIFE Distributors Inc., member NASD, is an indirect wholly owned subsidiary of New York Life Insurance Company.

[LOGO] NEW YORK LIFE

This report is provided for the information of shareholders of the MainStay California Tax Free Fund. It may be given to others only when preceded or accompanied by an effective MainStay Funds prospectus. This report does not offer to sell any securities or solicit orders to buy them.

(C)1997. All rights reserved.                                       MSSA04-08/97
[GRAPHIC]

Table of Contents

Chairperson's Letter                                                           2

MainStay Capital Appreciation Fund
Highlights                                                                     4

$10,000 Invested in the MainStay
Capital Appreciation Fund versus S&P 500
and Inflation--Class A & Class B Shares                                        5

Portfolio Management Discussion and Analysis                                   6

Year-by-Year & Six-Month Performance                                           7

Diversification by Industry--Top 5                                             8

Portfolio Composition                                                         10

Returns & Lipper Rankings                                                     11

Top 10 Equity Holdings                                                        12

10 Largest Purchases                                                          12

10 Largest Sales                                                              12

Portfolio of Investments                                                      13

Unaudited Financial Statements                                                16

Notes to Financial Statements                                                 20

The MainStay Funds                                                            24

--------------------------------------------------------------------------------
[GRAPHIC]

Chairperson's Letter

After a remarkable six-year period of expansion, the U.S. economy continued to grow throughout the first half of 1997. For most investors, the overall impact was positive, but there were some rough seas along the way.

As the stock market made gains early in the year, concerns about the possibility of impending inflation brought increased price volatility. In late March, the Federal Reserve Board moved to raise interest rates in an effort to slow economic growth. Although this preemptive strike helped keep inflation in check, the initial reaction from both the stock and bond markets was negative. As a result, bond prices faltered and stocks tumbled more than 9% from their peak before both markets began to stabilize.

As employment figures, earnings estimates, and other indicators began to suggest that economic growth was slowing in the second quarter, the stock market not only recovered lost ground, but soared to record highs. With higher valuations, however, the market became increasingly volatile, reacting severely to any news that could signal a shift in buying patterns or interest rates.

Positive performance, emerging concerns

Despite the volatility, domestic stock and bond markets closed the first half of 1997 with positive returns. While Malaysia and Singapore had negative results, most international markets performed well. Given these results, many investors are once again celebrating their good fortune. The underlying volatility, however, should serve to remind us that the level of growth we've enjoyed for more than six years is not typical market behavior.

Certainly no one can predict what will happen next, so it's important to keep recent performance in perspective. We believe that having realistic expectations, as well as a long-range plan and diversified investments can help you work toward achieving your goals, wherever the markets may move.


Solid team approach

At MainStay(R), we believe our risk-averse approach can help provide reassurance to many investors, particularly in uncertain times. Each MainStay Fund is managed by a team of experienced professionals who employ disciplined investment strategies to seek competitive returns with careful attention to downside risk. Our team approach offers investors a combination of experience, insight, and market perspective that few individuals could provide on their own. It also helps provide important checks and balances in security selection, market evaluation, and overall accountability.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Our Fund managers believe that strong companies tend to get stronger in up markets and perform better than average when the markets go down. Using selection criteria appropriate to the individual Funds they manage, they may look for specific catalysts that are likely to stimulate growth, enhance value, or increase yield without taking on unnecessary risk.


Looking forward

As we move into the second half of 1997, we expect that an intensified focus on inflation, interest rates, and corporate earnings will account for much of the momentum driving the market. Regardless of how events unfold, you can be confident that we will hold true to our disciplined management approach.

At MainStay, we believe that having a close relationship with your Registered Representative is one of the best ways to keep your long-term focus in any market environment. Therefore, we urge you to speak with your Registered Representative regularly--whether the market happens to be up or down--so he or she can understand your needs and help keep you on a steady course.

While we've seen positive results for the first half of the year, we remain somewhat cautious. Whatever the future brings, we'll continue to provide the information, service, and support you can consider when making decisions--and the prudent management you depend on to pursue your long-range goals.

Sincerely,


/s/ Alice T. Kane

Alice T. Kane
July 1997

--------------------------------------------------------------------------------

MainStay Capital Appreciation Fund Highlights


                                MARKET HIGHLIGHTS
                         FOR THE 6 MONTHS ENDED 6/30/97
--------------------------------------------------------------------------------

o The biggest influences on the stock market were interest rates in the first quarter and earnings in the second quarter of 1997.

o Strong inflows into equities, particularly from foreign institutional investors, helped boost performance.

o Low inflation, low interest rates, and moderate economic growth provided a solid backdrop for growth investors.

o The market gave disproportional rewards to larger-capitalization issues throughout the reporting period.



                             FUND HIGHLIGHTS FOR THE
                      6- AND 12-MONTH PERIODS ENDED 6/30/97
--------------------------------------------------------------------------------

o One-year total returns of 22.69% and 22.08% for Class A shares and Class B shares, respectively, excluding all sales charges, as of 6/30/97.

o Despite major setbacks in the first quarter, financial stocks rebounded strongly in the second quarter and contributed significantly to the Fund's performance.

o We increased the Fund's pharmaceutical and health care related holdings, which also positively impacted the Fund's investment portfolio.

o While various company-specific setbacks detracted from performance, the Fund managed to outperform the average Lipper* capital appreciation fund for the reporting period.



------------------
* See footnote + and table on page 11 for more information on Lipper Analytical Services, Inc.

$10,000 Invested in the MainStay
Capital Appreciation Fund versus
S&P 500 and Inflation




CLASS A SHARES
  [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

Period-                                                                       MainStay Capital
end             S&P 500*                          Inflation+                  Appreciation Fund
------------------------------------------------------------------------------------------------
5/1/86          $10,000.00                         $10,000.00                   $ 9,450.00
12/86           $10,518.00                         $10,193.00                   $ 9,113.82
12/87           $11,070.00                         $10,644.00                   $ 8,915.07
12/88           $12,903.00                         $11,113.00                   $ 9,142.21
12/89           $16,983.00                         $11,629.00                   $11,524.50
12/90           $16,457.00                         $12,355.00                   $11,998.70
12/91           $21,460.00                         $12,724.00                   $20,201.50
12/92           $23,093.00                         $13,100.00                   $22,423.60
12/93           $25,412.00                         $13,459.00                   $25,565.90
12/94           $25,747.00                         $13,809.00                   $25,176.30
12/95           $35,412.00                         $14,168.00                   $34,185.90
12/96           $43,536.00                         $14,637.00                   $40,736.10
6/97            $52,512.00                         $14,738.00                   $46,041.00


CLASS B SHARES
  [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

Period-                                                                       MainStay Capital
end             S&P 500*                          Inflation+                  Appreciation Fund
------------------------------------------------------------------------------------------------
5/1/86          $10,000.00                         $10,000.00                   $10,000.00
12/86           $10,518.00                         $10,193.00                   $ 9,644.25
12/87           $11,070.00                         $10,644.00                   $ 9,433.94
12/88           $12,903.00                         $11,113.00                   $ 9,674.30
12/89           $16,983.00                         $11,629.00                   $12,195.20
12/90           $16,457.00                         $12,355.00                   $12,697.00
12/91           $21,460.00                         $12,724.00                   $21,377.20
12/92           $23,093.00                         $13,100.00                   $23,728.70
12/93           $25,412.00                         $13,459.00                   $27,053.90
12/94           $25,747.00                         $13,809.00                   $26,641.60
12/95           $35,412.00                         $14,168.00                   $35,994.20
12/96           $43,536.00                         $14,637.00                   $42,674.30
6/97            $52,512.00                         $14,738.00                   $48,120.00


--------
     The Class A graph assumes an initial investment of $10,000 made on 5/1/86 reflecting the effect of the 5.5% maximum up-front sales charge, thereby reducing the amount of the investment to $9,450 and includes the historical performance of the Class B shares for periods from inception (5/1/86) through 12/31/94. The Class B graph assumes an initial investment of $10,000 made on 5/1/86. Returns shown do not reflect the Contingent Deferred Sales Charge (CDSC), as it would not apply for the period shown. All results include reinvestment of distributions at net asset value and the change in share price for the stated period. Past performance is no guarantee of future results.

* "Standard & Poor's 500 Composite Stock Price Index" and "S&P 500" are registered trademarks of Standard & Poor's. The S&P 500 is an unmanaged index and is considered to be generally representative of the U.S. stock market. Results assume the reinvestment of all income and capital gain distributions.

+ Inflation is represented by the Consumer Price Index (CPI), which is a commonly used measure of the rate of inflation and shows the changes in the cost of selected goods. It does not represent an investment return.

[GRAPHIC]

Portfolio Management Discussion and Analysis

The first six months of 1997 was like a tale of two cities, with each quarter having a distinctive story. Following a substantial rally early in the first quarter, concern over inflation, interest rates, and rapid economic growth led
                      ---------
to an equally substantial correction, or downward adjustment. While the S&P 500
                          ----------
Index* advanced in the first quarter, the average stock fund declined.

In the second quarter, key indicators pointed to more moderate growth and continued low inflation, both of which were positive for the stock market. While past performance is no guarantee of future results, with investors focusing more on earnings than interest rates, the stock market not only recovered lost ground, but advanced far more in the second quarter than it typically has in an entire year since 1926.+

Throughout the first half of 1997, certain themes emerged. Large-capitalization
                                                                 --------------
issues were very strong and accounted for a major portion of the stock market's gains. Tremendous volatility, both up and down, made news on a regular basis and
                  ----------
accounted for much of the opportunity investors experienced. In June, the market reached record levels several times. And while performance varied widely by sector and issuer, overall returns were exceedingly strong.

How did the MainStay Capital Appreciation Fund do in this market environment?

For the six months ended 6/30/97, the MainStay Capital Appreciation Fund returned 13.02% and 12.76% for Class A shares and Class B shares, respectively, excluding all sales charges. That placed us ahead of the average Lipper++ capital appreciation fund, which returned 10.16% for the six months ended 6/30/97--and behind the average Lipper growth fund, which returned 14.28% for the same period. During the first half of 1997, the S&P 500 advanced 20.62%.

What would you say made the biggest contribution to the Fund's performance?

Sticking to our management disciplines. Most of the Fund's underperformance in the first quarter was due to five or six issues that did very well in the second quarter and contributed positively to performance over the first half of the year. As just one example, through our bottom-up approach to individual security
                                       ---------
selection, we began the year heavily overweighted in the financial sector. When
                                     ------------
the Federal Reserve Board moved to raise interest rates in late March, financial stocks experienced a sudden and severe setback.

At various points along the way, we were tempted to sell financials and reposition the Fund's investments. But when we looked at the fundamentals and considered the likely impact--even if interest rates continued to rise--we still felt these stocks were undervalued and offered tremendous growth potential. Our decision to continue to hold them proved highly beneficial for the Fund when financial stocks rallied in the second quarter. One financial stock that did particularly well was First USA, which received a takeover bid from

[GRAPHIC]

Inflation
---------
An increase in the cost of goods and services over time. As prices rise, the purchasing power of the dollar declines.


Correction
----------
A shift in security prices which brings them more in line with historically appropriate levels.


Capitalization
--------------
The amount of outstanding equity a company has issued. Companies may vary greatly in the amount of equity capital they have raised, and their capitalization may change with new issues or stock repurchases.

----------

*    See page 5 for more information on the S&P 500 Index.
+ Source: Ibbotson Associates, Chicago. Used with permission. All rights reserved. Average annual total return for 1926-1996 was 10.7%. Past performance is no guarantee of future results.
++ See footnote and table on page 11 for more information on Lipper Analytical Services, Inc.

YEAR-BY-YEAR & SIX-MONTH PERFORMANCE
  [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

Period-end                                            Total Return %
--------------------------------------------------------------------
12/86                                                  -3.56
12/87                                                  -2.18
12/88                                                   2.55
12/89                                                  26.06
12/90                                                   4.12
12/91                                                  68.36
12/92                                                  11.00
12/93                                                  14.01
12/94                                                  -1.52
12/95                                                  35.79 Class A
12/95                                                  35.11 Class B
12/96                                                  19.16 Class A
12/96                                                  18.56 Class B
 6/97                                                  13.02 Class A
 6/97                                                  12.76 Class B

-----------
Returns are for Class B shares unless otherwise noted. See footnote * on page 11 for more information on performance.



Banc One in the first quarter. We sold some First USA on the merger announcement and more throughout the second quarter--all at a handsome profit.

What else worked well?

Technology stocks also declined substantially in the fourth quarter of 1996--and in the first quarter correction this year. Our decision to continue to hold Computer Associates despite the market's negative view, proved to be a good decision. The stock was the Fund's best performer in the second quarter. Once again, it was a matter of maintaining the Fund's position through difficult times.

What types of securities did you buy during the reporting period?

A wide variety. We don't select securities based on how the economy is doing or what industries are hot. In keeping with the Fund's management style, we concentrate on reviewing individual issues and try to identify those that may offer rapid sales growth, earnings acceleration, and a catalyst or stimulus for further growth potential.

During the first half of 1997, we added a number of names to the Fund which contributed positively to performance. Eli Lilly introduced a new product to combat osteoporosis and did very well. We also purchased Monsanto, which makes agricultural products and is planning to spin off its less profitable businesses. Compuware is a midsized software company we bought in the first quarter. And Aetna (a managed health care company) and Washington Mutual (a financial company) were names that we also bought during the first half of the year. All of these purchases were positive contributors, though not necessarily large holdings.

We also added to the Fund's position in Mattel, which gained positive earnings visibility, acquired Tyco Toys, and had a rapid turnaround from earlier difficulties. Late in the second quarter, we bought Merck, based on its size, rapid earnings growth, and long-range potential. While the purchase did not impact the Fund by

[GRAPHIC]

Volatility
----------
Fluctuations in the price of securities or markets, up or down, over a short period of time.

Bottom-up
investing
---------
Security selection based on the specific fundamental merits of individual issues. The opposite of "top-down" investing, which starts with general economic trends, compares market sectors, and uses relative security values to narrow the range of issues to examine.

Weighting
---------
The proportion of a portfolio allocated to a specific security or sector, i.e., a fund is said to be overweighted in a sector when that portion of the portfolio is greater than the sector's general relationship to the market as a whole.

DIVERSIFICATION BY INDUSTRY--TOP 5 AS OF 6/30/97
  [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

Industry                              Percentage
------------------------------------------------
Financial Services                      12.6%
Retail                                   9.1%
Health Care                              8.7%
Drugs                                    8.1%
Technology                               7.2%
All Other                               54.3%

----------
Actual percentages will vary over time.


the end of the first half of the year, we think it will perform well in the future.

Did you buy anything that didn't do well?

Adaptec and Cardinal Health were two stocks we purchased that had slightly negative results, but the overall impact on the Fund was negligible.

Which stocks had the biggest impact on performance?

On the positive side, Guidant, Medtronic, Schering-Plough, Travelers, Lucent Technologies, and Microsoft were all major holdings that had outstanding results. Guidant makes an apparatus used in cardiovascular surgery that has had a tremendous reception in the surgical world. Medtronic is another holding in a similar business that also did well. Schering-Plough had a big success with its drug, Claritin, particularly when Seldane, a competitor's product, was taken off the market. Travelers benefited from positive valuations resulting from acquisitions in the financial sector, and Lucent Technologies profited from its reputation and diversified offerings in telephone infrastructure. Microsoft continued to set the pace in the technology sector and had a strong, positive impact on the Fund.

Which stocks did poorly?

One stock that performed well in 1996 but was the Fund's worst performer in the first half of 1997 was 3Com. However, we believe the fundamentals are still in place and the stock rebounded significantly in the second quarter. 3Com suffered when Intel entered the adapter card market. But we believe investors have overestimated the Intel threat and that 3Com is still a strong contender. We also had some problems with Abacan Resources, a Canada-based Nigerian oil drilling company the Fund had held for some time. The stock declined substantially when new drilling was unproductive and the company found itself short of capital. Although the capital problem has been resolved, we've sold some of the Fund's position and are keeping a close watch on the stock.

[GRAPHIC]

Nine West had been a successful holding, but came under investigation by the SEC for accounting practices relating to an acquisition in 1995. The unfavorable press caused the stock to decline which negatively impacted the Fund. Other acquisition-related problems plagued IKON Office Solutions, which was formerly known as Alco Standard. Seagate, a major hard disk manufacturer, saw its stock drop substantially when tighter competition and weakening demand led the company to preannounce lower earnings.

Did you face any major surprises during the period?

Green Tree Financial, one of the Fund's largest holdings, lost 7%(S) over the first half of the year. This was not due to any wrong-doing by the company, but rather because of rumors about competition from Fannie Mae, as well as media attention regarding the chief executive's compensation.

Another surprise was HFS. The stock declined 3%--largely due to the market's inability to understand what we believe will be a very positive merger with CUC International, which we also own. HFS is a provider of real estate and travel services and controls major franchise brands such as Howard Johnson, Ramada, Days Inn, Avis, Century 21, and Coldwell Banker. CUC International helps people benefit from buying clubs for shopping, travel, and auto services. While the combined company is strong, the market has yet to grasp its potential.

The biggest surprise was that two of the Fund's largest holdings, Green Tree and HFS, lost money in a period when the market was up substantially. Since the fundamentals of both companies remain strong, we're continuing to hold them and have a positive outlook for the future.

How is the Fund currently weighted?

The Fund is heavily overweighted in the health care sector, with about twice the weighting of the S&P 500. The Fund also owns a lot of technology issues, as most growth portfolios do, but unlike most growth funds, the MainStay Capital Appreciation Fund is also heavily concentrated in financials.

With the increased volatility in the marketplace, how are you managing risk?

We've seen two important risk factors in the first half of the year--interest rates and corporate earnings. On both counts, we seek to manage risk by adhering to our fundamental investment disciplines. Regardless of where interest rates may move, we want to include companies in the Fund's investment portfolio that we believe have significant earnings acceleration and growth potential. Of course, there may always be earnings surprises, but by carefully researching stocks and assessing the relationship between price, earnings, and performance potential, we believe we're able to make prudent investment decisions. When we believe that fundamentals are strong, we tend to hold. When we see fundamentals deteriorating, we're likely to sell.

Can you give an example?

Sure. We sold AutoZone in the first quarter because of increased competition and the do-it-yourself auto repair market was slowing. Since we wouldn't have bought

[GRAPHIC]


----------
(S) Returns reflect performance during the period securities were held in the Fund.

the stock with those fundamentals, we decided to sell it. Another example was Lone Star, a chain of steak-house restaurants, which we sold in the first and second quarters when their sales momentum slowed and the restaurant group went out of favor. We sold both stocks at a loss to the Fund, but used the proceeds to buy stocks that we felt had better fundamentals and offered greater growth opportunities.

What is your outlook for the future?

We're basically optimistic. As long as interest rates are stable, economic growth is modest, and inflation remains in check, corporate earnings are likely to remain strong. In the meantime, we'll continue to evaluate companies individually to seek long-term growth of capital, with dividend income as an incidental consideration.


Edmund Spelman
Rudy Carryl
Portfolio Managers


PORTFOLIO COMPOSITION AS OF 6/30/97

 [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

                                                                    Percentage
--------------------------------------------------------------------------------
Common Stocks                                                         98.7%
Cash, Equivalents & Other Assets, less Liabilities                     1.3%

----------
Actual percentages will vary over time.

[GRAPHIC]

Returns & Lipper Rankings as of 6/30/97

Fund average annual total returns*
------------------------------------------------------------------------------------
                                                                       Life of Fund
                      1 year          5 years       10 years         through 6/30/97
Class A               22.69%          20.88%         14.83%               15.22%
Class B               22.08%          20.58%         14.69%               15.10%
------------------------------------------------------------------------------------
Fund SEC returns*
------------------------------------------------------------------------------------
                                                                       Life of Fund
                      1 year          5 years       10 years          through 6/30/97
Class A               15.95%          19.52%         14.19%               14.64%
Class B               17.08%          20.39%         14.69%               15.10%
------------------------------------------------------------------------------------
Fund Lipper+ rankings & Lipper category returns as of 6/30/97
------------------------------------------------------------------------------------
                                                                       Life of Fund
                      1 year          5 years       10 years          through 6/30/97
Class A                67 out of      n/a            n/a                 n/a
(cap app category)    203 funds
Class B                71 out of      12 out of       9 out of            6 out of
(cap app category)    203 funds       77 funds       58 funds            46 funds
Average Lipper
capital appreciation
fund                  14.44%          15.94%         11.24%              11.17%
Average Lipper
growth fund           23.96%          16.90%         12.73%              13.14%
------------------------------------------------------------------------------------
Fund per share net asset values & distributions for the six months ended 6/30/97
------------------------------------------------------------------------------------
                     NAV 6/30/97                  Income               Capital Gains
Class A               $34.54                    $0.0000                  $0.0000
Class B               $34.11                    $0.0000                  $0.0000
------------------------------------------------------------------------------------

----------
* Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that upon redemption, shares may be worth more or less than their original cost. Total returns shown are based on NAV and assume no deduction for CDSC or applicable sales charges. In compliance with SEC guidelines, SEC returns include the maximum sales charge and show the percentage change for each of the required periods. All returns assume capital gain and dividend distributions are reinvested.

     Class A shares, first offered to the public on 1/3/95, are sold with a maximum initial sales charge of 5.5% and an annual 12b-1 fee of .25%. Performance figures for this class include the historical performance of the Class B shares for periods from inception (5/1/86) up to 12/31/94. Performance data for the two classes after this date vary based on differences in their expense structures. Class B shares of the Fund are sold with no initial sales charge, but are subject to a maximum CDSC of up to 5% if shares are redeemed during the first 6 years of purchase and an annual 12b-1 fee of up to 1%.

+ Lipper Analytical Services, Inc. is an independent monitor of mutual fund performance. Its rankings are based on total returns with capital gains and dividends reinvested. Results do not reflect any deduction of sales charges. Lipper averages listed above are not class specific. Life of Fund return is from the period of the Class B shares' initial offering through 6/30/97. For the 12-month period ended 6/30/97, the Lipper growth fund category included 761 funds. The MainStay Capital Appreciation Fund was ranked 497 out of 761 (A shares) for the 1-year period and 512 out of 761, 45 out of 281, 38 out of 175, and 35 out of 153 (B shares) for the 1-year, 5-year, 10-year, and since-inception periods, respectively. The Fund's Class A shares were first offered to the public on 1/3/95; Class B shares on 5/1/86.

[GRAPHIC]

Top 10 Equity Holdings as of 6/30/97

 HOLDING                                                                          AMOUNT
----------------------------------------------------------------------------------------
 Tyco International Ltd.                                                     $50,564,981
 Computer Associates International, Inc.                                      46,004,836
 HFS Inc.                                                                     44,381,600
 Intel Corp.                                                                  43,890,969
 SunAmerica Inc.                                                              42,900,000
 Travelers Group Inc.                                                         40,233,875
 Guidant Corp.                                                                38,258,500
 Lilly (Eli) & Co.                                                            37,931,438
 American International Group, Inc.                                           37,052,469
 Green Tree Financial Corp.                                                   35,560,875
----------------------------------------------------------------------------------------

10 Largest Purchases for the six months ended 6/30/97
 SECURITY                                                             AMOUNT OF PURCHASE
----------------------------------------------------------------------------------------
 Lilly (Eli) & Co.                                                           $31,502,452
 Merck & Co., Inc.                                                            26,381,779
 Washington Mutual Inc.                                                       22,952,713
 Monsanto Co.                                                                 21,949,421
 Tyco International Ltd.                                                      19,135,246
 Aetna Inc.                                                                   18,510,934
 Compuware Corp.                                                              17,294,843
 Cardinal Health Inc.                                                         17,129,604
 Illinois Tool Works Inc.                                                     14,885,055
 USA Waste Services Inc.                                                      13,651,206
----------------------------------------------------------------------------------------

10 Largest Sales for the six months ended 6/30/97
 SECURITY                                                                 AMOUNT OF SALE
----------------------------------------------------------------------------------------
 First USA, Inc.                                                             $32,819,530
 Nike, Inc. Class B                                                           17,530,625
 Schwab (Charles) Corp.                                                       14,451,759
 Wells Fargo & Co.                                                            12,501,100
 Pharmacia & Upjohn, Inc.                                                     12,142,175
 HealthCare COMPARE Corp.                                                     11,693,609
 Genzyme Corp.                                                                10,958,248
 AutoZone, Inc.                                                               10,155,455
 Tidewater Inc.                                                                9,533,104
 Vishay Intertechnology, Inc.                                                  9,267,187
----------------------------------------------------------------------------------------

[GRAPHIC]

----------
This breakdown is provided for informational purposes only. The Fund's holdings may change daily. All purchases and sales are aggregated by issuer. A shareholder owns shares of the Fund but does not own a direct interest in any of the specific securities listed. Short-term securities are excluded. See Portfolio of Investments for specific type of security held.

Portfolio of Investments June 30, 1997 (unaudited)

                                                         Shares        Value
                                                     ===========================
COMMON STOCKS (98.7%)+

AUTO PARTS (0.9%)
Lear Seating Corp. (a) ...........................        370,700  $  16,449,812
                                                                   -------------


BANKS (1.9%)
NationsBank Corp. ................................        388,000     25,026,000
Wells Fargo & Co. ................................         29,833      8,039,993
                                                                   -------------
                                                                      33,065,993
                                                                   -------------


BIOTECHNOLOGY (1.6%)
Amgen Inc. (a) ...................................        499,000     29,004,375
                                                                   -------------


BROKERAGE (0.2%)
Schwab (Charles) Corp. ...........................        102,000      4,150,125
                                                                   -------------


BUILDINGS (0.7%)
Oakwood Homes Corp. ..............................        518,200     12,436,800
                                                                   -------------


COMPUTER SERVICES (0.1%)
SABRE Group Holdings Inc.
  Class A (a) ....................................         78,400      2,126,600
                                                                   -------------


COMPUTERS & OFFICE EQUIPMENT (7.0%)
Compuware Corp. (a) ..............................        482,400     23,034,600
Danka Business Systems
  PLC ADR (b) ....................................        445,700     18,217,987
Hewlett-Packard Co. ..............................        394,000     22,064,000
IKON Office Solutions, Inc. ......................        461,800     11,516,137
Seagate Technology (a) ...........................        516,100     18,160,269
Sun Microsystems (a) .............................        842,000     31,338,230
                                                                   -------------
                                                                     124,331,223
                                                                   -------------


CONSUMER DURABLES (1.5%)
Harley-Davidson, Inc. ............................        547,600     26,250,575
                                                                   -------------


CONSUMER FINANCIAL SERVICES (1.6%)
First Data Corp. .................................        657,000     28,866,938
                                                                   -------------


CONSUMER SERVICES (2.2%)
CUC International Inc. (a) .......................        696,000     17,965,500
Service Corp. International ......................        662,000     21,763,250
                                                                   -------------
                                                                      39,728,750
                                                                   -------------

----------
+  Percentages indicated are based on Fund net assets.

                                                         Shares        Value
                                                     ===========================
CREDIT & FINANCE (1.3%)
Equifax Inc. .....................................        628,200  $  23,361,188
                                                                   -------------


DRUGS (8.1%)
Elan Corp. PLC ADR (a)(b) ........................        567,400     25,674,850
Lilly (Eli) & Co. ................................        347,000     37,931,438
Merck & Co., Inc. ................................        273,900     28,348,650
Schering-Plough Corp. ............................        724,000     34,661,500
Teva Pharmaceutical Industries
  Ltd. ADR (b) ...................................        275,000     17,806,250
                                                                   -------------
                                                                     144,422,688
                                                                   -------------


ENERGY (1.1%)
Abacan Resource Corp. (a) ........................      1,650,000      5,259,375
Triton Energy Ltd. (a) ...........................        318,500     14,591,281
                                                                   -------------
                                                                      19,850,656
                                                                   -------------


FINANCIAL SERVICES (12.6%)
Associates First Capital Corp.
  Class A ........................................        343,000     19,036,500
Fannie Mae .......................................        439,000     19,151,375
Green Tree Financial Corp. .......................        998,200     35,560,875
Household International, Inc. ....................        290,000     34,056,875
Resource Bancshares Mortgage
  Group, Inc. ....................................        321,595      6,351,501
SunAmerica Inc. ..................................        880,000     42,900,000
Travelers Group Inc. .............................        638,000     40,233,875
Washington Mutual Inc. ...........................        445,000     26,588,750
                                                                   -------------
                                                                     223,879,751
                                                                   -------------


HEALTH CARE (8.7%)
Cardinal Health Inc. .............................        280,000     16,030,000
Columbia/HCA Healthcare Corp. ....................        562,440     22,110,922
HEALTHSOUTH Corp. (a) ............................      1,140,000     28,428,750
Johnson & Johnson ................................        534,884     34,433,158
PacifiCare Health Systems, Inc. ..................
  Class B (a) ....................................        135,300      8,642,287
Tenet Healthcare Corp. (a) .......................        708,750     20,952,422
United Healthcare Corp. ..........................        448,800     23,337,600
                                                                   -------------
                                                                     153,935,139
                                                                   -------------


INDUSTRIAL (3.8%)
Illinois Tool Works Inc. .........................        342,400     17,098,600
Tyco International Ltd. ..........................        726,900     50,564,981
                                                                   -------------
                                                                      67,663,581
                                                                   -------------

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay Capital Appreciation Fund

                                                         Shares        Value
                                                     ===========================
COMMON STOCKS (Continued)

INSURANCE (4.8%)
Aetna Inc. .......................................        174,000  $  17,813,250
American International
  Group, Inc. ....................................        248,050     37,052,469
MGIC Investment Corp. ............................        639,200     30,641,650
                                                                   -------------
                                                                      85,507,369
                                                                   -------------


INTERNATIONAL OIL (0.3%)
British Petroleum Co., PLC ADR (b) ...............         66,002      4,941,900
                                                                   -------------


MATERIALS/PROCESSING (1.3%)
Monsanto Co. .....................................        539,000     23,210,687
                                                                   -------------


MEDICAL EQUIPMENT (5.2%)
Guidant Corp. ....................................        450,100     38,258,500
Heartport, Inc. (a) ..............................        134,000      2,361,750
Medtronic, Inc. ..................................        429,000     34,749,000
Waters Corp. (a) .................................        484,400     17,377,850
                                                                   -------------
                                                                      92,747,100
                                                                   -------------


OIL SERVICES (0.6%)
Tidewater Inc. ...................................        243,500     10,714,000
                                                                   -------------


POLLUTION CONTROL (0.8%)
USA Waste Services Inc. (a) ......................        381,900     14,750,888
                                                                   -------------


RESTAURANTS & LODGING (3.4%)
HFS Inc. (a) .....................................        765,200     44,381,600
Mirage Resorts Inc. (a) ..........................        666,600     16,831,650
                                                                   -------------
                                                                      61,213,250
                                                                   -------------


RETAIL (9.1%)
Bed Bath & Beyond, Inc (a) .......................        338,000     10,266,750
CompUSA Inc. (a) .................................        176,000      3,784,000
Home Depot, Inc. (The) ...........................        346,900     23,914,419
Kohl's Corp. (a) .................................        472,600     25,018,262
Kroger Co. (a) ...................................        679,000     19,691,000
Lowe's Cos., Inc. ................................        540,000     20,047,500
Mattel, Inc. .....................................        400,000     13,550,000
Safeway Inc. (a) .................................        670,300     30,917,588
Staples, Inc. (a) ................................        608,500     14,147,625
                                                                   -------------
                                                                     161,337,144
                                                                   -------------


                                                          Shares        Value
                                                     ===========================
SOFTWARE (7.0%)
Computer Associates
  International, Inc. ............................        826,125  $  46,004,836
Microsoft Corp. (a) ..............................        264,000     33,363,000
Oracle Corp. (a) .................................        694,000     34,960,250
Sterling Commerce, Inc. (a) ......................        310,464     10,206,504
                                                                   -------------
                                                                     124,534,590
                                                                   -------------


TECHNOLOGY (7.2%)
Adaptec, Inc. (a) ................................        322,000     11,189,500
Cisco Systems, Inc. (a) ..........................        430,000     28,863,750
Intel Corp. ......................................        309,500     43,890,969
Linear Technology Corp. ..........................        300,000     15,525,000
3Com Corp. (a) ...................................        649,900     29,245,500
                                                                   -------------
                                                                     128,714,719
                                                                   -------------


TELECOMMUNICATION (2.0%)
Lucent Technologies Inc. .........................        488,100     35,173,706
                                                                   -------------


TELECOMMUNICATION SERVICES (1.8%)
WorldCom, Inc. (a) ...............................        991,280     31,720,960
                                                                   -------------


TEXTILE & APPAREL (1.9%)
Nike, Inc. Class B ...............................        291,700     17,027,988
Nine West Group Inc. (a) .........................        411,900     15,729,431
                                                                   -------------
                                                                      32,757,419
                                                                   -------------
Total Common Stocks
  (Cost $1,124,167,288) ..........................                 1,756,847,926
                                                                   -------------

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Portfolio of Investments (unaudited) continued

                                                      Principal
                                                       Amount            Value
                                                     =============================
SHORT-TERM INVESTMENT (1.4%)


COMMERCIAL PAPER (1.4%)
American General Finance Corp.
  6.08%, due 7/1/97 ..............................   $ 25,678,000   $   25,678,000
                                                                    --------------
Total Short-Term Investment
  (Cost $25,678,000) .............................                      25,678,000
                                                                    --------------
Total Investments
  (Cost $1,149,845,288) (c) ......................          100.1%   1,782,525,926(d)
Liabilities in Excess of Cash
  and Other Assets ...............................           (0.1)      (2,295,180)
                                                     ------------   --------------
Net Assets .......................................          100.0%  $1,780,230,746
                                                     ============   ==============

----------

(a)  Non-income producing securities.

(b)  ADR--American Depository Receipt.

(c) The cost stated also represents the aggregate cost for Federal income tax purposes.

(d) At June 30, 1997, net unrealized appreciation was $632,680,638, based on cost for Federal income tax purposes. This consisted of aggregate gross unrealized appreciation for all investments on which there was an excess of market value over cost of $644,688,611 and aggregate gross unrealized depreciation for all investments on which there was an excess of cost over market value of $12,007,973.


The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of June 30, 1997 (unaudited)

ASSETS:
Investment in securities, at value (identified cost $1,149,845,288) ..........................................   $ 1,782,525,926
Cash .........................................................................................................               505
Receivables:
  Investment securities sold .................................................................................        25,244,299
  Fund shares sold ...........................................................................................         3,711,214
  Dividends and interest .....................................................................................           516,758
                                                                                                                 ---------------
   Total assets ..............................................................................................     1,811,998,702
                                                                                                                 ---------------
LIABILITIES:
Payables:
  Investment securities purchased ............................................................................        26,986,627
  Fund shares redeemed .......................................................................................         2,355,570
  NYLIFE Distributors ........................................................................................         1,322,945
  Transfer agent .............................................................................................           406,980
  Adviser ....................................................................................................           396,213
  Custodian ..................................................................................................            14,000
  Trustees ...................................................................................................             9,246
Accrued expenses .............................................................................................           276,375
                                                                                                                 ---------------
   Total liabilities .........................................................................................        31,767,956
                                                                                                                 ---------------
Net assets ...................................................................................................   $ 1,780,230,746
                                                                                                                 ===============
COMPOSITION OF NET ASSETS:
Shares of beneficial interest outstanding (par value of $.01 per share) unlimited number of shares authorized:
  Class A ....................................................................................................   $        49,702
  Class B ....................................................................................................           471,629
Additional paid-in capital ...................................................................................     1,130,741,092
Accumulated net investment loss ..............................................................................        (7,374,205)
Accumulated net realized gain on investments .................................................................        23,661,890
Net unrealized appreciation on investments ...................................................................       632,680,638
                                                                                                                 ---------------
Net assets ...................................................................................................   $ 1,780,230,746
                                                                                                                 ===============
CLASS A
Net assets applicable to outstanding shares ..................................................................   $   171,668,382
                                                                                                                 ===============
Shares of beneficial interest outstanding ....................................................................         4,970,204
                                                                                                                 ===============
Net asset value and offering price per share outstanding .....................................................   $         34.54
Maximum sales charge (5.50% of offering price) ...............................................................              2.01
                                                                                                                 ---------------
Maximum offering price per share outstanding .................................................................   $         36.55
                                                                                                                 ===============
CLASS B
Net assets applicable to outstanding shares ..................................................................   $ 1,608,562,364
                                                                                                                 ===============
Shares of beneficial interest outstanding ....................................................................        47,162,858
                                                                                                                 ===============
Net asset value and offering price per share outstanding .....................................................   $         34.11
                                                                                                                 ===============



The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the six months ended June 30, 1997 (unaudited)

INVESTMENT INCOME:
Income:
  Dividends (a) .............................................     $   3,916,624
  Interest ..................................................           878,028
                                                                  -------------
   Total income .............................................         4,794,652
                                                                  -------------
Expenses:
  Distribution--Class B .....................................         3,475,849
  Administration ............................................         2,199,777
  Advisory ..................................................         2,199,777
  Service ...................................................         1,979,107
  Transfer agent ............................................         1,747,027
  Shareholder communication .................................           227,387
  Recordkeeping .............................................            93,537
  Registration ..............................................            89,364
  Custodian .................................................            76,953
  Professional ..............................................            49,187
  Trustees ..................................................            20,087
  Miscellaneous .............................................            10,805
                                                                  -------------
   Total expenses ...........................................        12,168,857
                                                                  -------------
Net investment loss .........................................        (7,374,205)
                                                                  -------------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
Net realized gain on investments ............................        30,908,566
Net change in unrealized appreciation on investments ........       174,145,989
                                                                  -------------
Net realized and unrealized gain on investments .............       205,054,555
                                                                  -------------
Net increase in net assets resulting from operations ........     $ 197,680,350
                                                                  =============

----------
(a)  Dividends recorded net of foreign withholding taxes of $15,794.


The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Changes in Net Assets

                                                                           Six months
                                                                              ended          Year ended
                                                                            June 30,        December 31,
                                                                              1997*             1996
                                                                        ---------------    ---------------
INCREASE IN NET ASSETS:
Operations:
  Net investment loss ...............................................   $    (7,374,205)   $    (9,072,781)
  Net realized gain on investments ..................................        30,908,566         14,861,333
  Net change in unrealized appreciation on investments ..............       174,145,989        192,853,116
                                                                        ---------------    ---------------
  Net increase in net assets resulting from operations ..............       197,680,350        198,641,668
                                                                        ---------------    ---------------
Distributions to shareholders:
  From net realized gain on investments:
   Class A ..........................................................              --           (1,257,189)
   Class B ..........................................................              --          (13,410,507)
                                                                        ---------------    ---------------
     Total distributions to shareholders ............................              --          (14,667,696)
                                                                        ---------------    ---------------
Capital share transactions:
Net proceeds from sale of shares:
   Class A ..........................................................        90,410,927        116,509,514
   Class B ..........................................................       252,450,130        543,777,410
  Net asset value of shares issued to shareholders in reinvestment of distributions:
   Class A ..........................................................              --            1,189,334
   Class B ..........................................................              --           13,188,752
                                                                        ---------------    ---------------
                                                                            342,861,057        674,665,010
  Cost of shares redeemed:
   Class A ..........................................................       (64,659,449)       (48,276,296)
   Class B ..........................................................      (165,187,497)      (241,481,230)
                                                                        ---------------    ---------------
     Increase in net assets derived from capital share transactions .       113,014,111        384,907,484
                                                                        ---------------    ---------------
     Net increase in net assets .....................................       310,694,461        568,881,456
NET ASSETS:
Beginning of period .................................................     1,469,536,285        900,654,829
                                                                        ---------------    ---------------
End of period .......................................................   $ 1,780,230,746    $ 1,469,536,285
                                                                        ===============    ===============
Accumulated net investment loss .....................................   $    (7,374,205)              --
                                                                        ===============    ===============

----------
* Unaudited.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

                                   Class A        Class B               Class A        Class B            Class A        Class B
                                   --------      ----------             --------      ----------          -------       --------
                                        Six months ended                       Year ended                        Year ended
                                         June 30, 1997*                     December 31, 1996                December 31, 1995
                                   ------------------------             ------------------------          ----------------------
Net asset value at
  beginning of period ......         $30.56          $30.25               $25.90          $25.77           $19.11         $19.11
                                   --------      ----------             --------      ----------          -------       --------
Net investment
  income (loss)(a) .........          (0.08)          (0.15)               (0.08)          (0.22)            0.03          (0.08)
Net realized and
  unrealized gain (loss)
  on investments ...........           4.06            4.01                 5.05            5.01             6.81           6.79
                                   --------      ----------             --------      ----------          -------       --------
Total from investment
  operations ...............           3.98            3.86                 4.97            4.79             6.84           6.71
                                   --------      ----------             --------      ----------          -------       --------
Less distributions:
  From net realized gain
   on investments ..........           --              --                  (0.31)          (0.31)           (0.05)         (0.05)
                                   --------      ----------             --------      ----------          -------       --------
Net asset value at
  end of period ............         $34.54          $34.11               $30.56          $30.25           $25.90         $25.77
                                   ========      ==========             ========      ==========          =======       ========
Total investment
  return (b) ...............          13.02%          12.76%               19.16%          18.56%           35.79%         35.11%
Ratios (to average
  net assets)/
   Supplemental Data:
     Net investment
      income (loss) ........          (0.49%)+        (0.97%)+              (0.3%)          (0.8%)            0.2%          (0.4%)
     Expenses ..............           1.10%+          1.58%+                1.1%            1.6%             1.1%           1.7%
Portfolio turnover rate ....             14%             14%                  16%             16%              29%            29%

Average commission
  rate paid ................        $0.0582         $0.0582              $0.0599         $0.0599              (c)            (c)
Net assets at end of  period
  (in 000's) ...............       $171,668      $1,608,562             $126,958      $1,342,578          $44,434       $856,221

                                                                         Class B
                                  -------------------------------------------------------------------------------------
                                    September 1
                                      through                                  Year ended August 31
                                    December 31           -------------------------------------------------------------
                                       1994**                   1994                   1993                  1992
                                  ---------------         ---------------        ---------------        ---------------
Net asset value at
  beginning of period ......               $19.93                  $19.47                 $14.14                 $15.96
                                  ---------------         ---------------        ---------------        ---------------
Net investment
  income (loss)(a) .........                (0.03)                  (0.12)                 (0.12)                 (0.19)
Net realized and
  unrealized gain (loss)
  on investments ...........                (0.65)                   1.13                   5.64                   1.30
                                  ---------------         ---------------        ---------------        ---------------
Total from investment
  operations ...............                (0.68)                   1.01                   5.52                   1.11
                                  ---------------         ---------------        ---------------        ---------------
Less distributions:
  From net realized gain
   on investments ..........                (0.14)                  (0.55)                 (0.19)                 (2.93)
                                  ---------------         ---------------        ---------------        ---------------
Net asset value at
  end of period ............               $19.11                  $19.93                 $19.47                 $14.14
                                  ===============         ===============        ===============        ===============
Total investment
  return (b) ...............                (3.40%)                  5.36%                 39.25%                  6.77%
Ratios (to average
  net assets)/
   Supplemental Data:
     Net investment
      income (loss) ........                 (0.5%)+                 (0.6%)                 (0.7%)                 (1.2%)
     Expenses ..............                  1.8%+                   1.8%                   1.8%                   2.0%
Portfolio turnover rate ....                   11%                     31%                    73%                   157%
Average commission
  rate paid ................                  (c)                     (c)                    (c)                    (c)
Net assets at end of  period
  (in 000's) ...............             $499,133                $472,497               $279,300               $128,710


----------
*    Unaudited.

**   The Fund changed its fiscal year end from August 31 to December 31.

+    Annualized.

(a)  Per share data based on average shares outstanding during the period.

(b) Total return is calculated exclusive of sales charges and is not annualized.

(c) Disclosure of amount required for fiscal years beginning on or after September 1, 1995.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay Capital Appreciation Fund


Note 1--Organization and Business:

The MainStay Funds were organized on January 9, 1986 as a Massachusetts Business Trust. The Trust is registered under the Investment Company Act of 1940, as amended, (the "Act") as an open-end management investment company and is comprised of fourteen funds. These financial statements and notes relate only to MainStay Capital Appreciation Fund (the "Fund").

The Fund currently offers two classes of shares. Class A shares, whose distribution commenced on January 3, 1995, are offered at net asset value per share plus an initial sales charge. Class B shares are offered without an initial sales charge, although a declining contingent deferred sales charge may be imposed on redemptions made within six years of purchase. Class A shares and Class B shares bear the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights and conditions except that the Class B shares are subject to higher distribution fee rates. Each class of shares bears distribution and/or service fee payments under a distribution plan pursuant to Rule 12b-1 under the Investment Company Act of 1940.

The Fund's investment objective is to seek long-term growth of capital.


Note 2--Significant Accounting Policies:

The following is a summary of significant accounting policies followed by the
Fund:

Valuation of Fund Shares. The net asset value per share of each class of shares is calculated on each day the New York Stock Exchange (the "Exchange") is open for trading as of the close of regular trading on the Exchange. The net asset value per share of each class of shares is determined by taking the assets attributable to a class of shares, subtracting the liabilities attributable to that class, and dividing the result by the outstanding shares of that class.

Securities Valuation. Portfolio securities of the Fund are stated at value determined (a) by appraising common and preferred stocks which are traded on the New York Stock Exchange at the last sale price on that day or, if no sale occurs, at the mean between the closing bid and asked prices, (b) by appraising common and preferred stocks traded on other United States national securities exchanges or foreign securities exchanges as nearly as possible in the manner described in (a) by reference to their principal exchange, including the National Association of Securities Dealers National Market System, (c) by appraising over-the-counter securities quoted on the National Association of Securities Dealers NASDAQ system (but not listed on the National Market System) at the bid price supplied through such system, (d) by appraising over-the-counter securities not quoted on the NASDAQ system at prices supplied by the pricing agent or brokers selected by the Adviser, if these prices are deemed to be representative of market values at the regular close of business of the New York Stock Exchange. Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost if their term to maturity at purchase was 60 days or less, or by amortizing the difference between market value

Notes to Financial Statements (unaudited)


on the 61st day prior to maturity and value on maturity date if their original term to maturity at purchase exceeded 60 days.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no Federal income tax provision is required.

Investment income received by the Fund from foreign sources may be subject to foreign income taxes withheld at the source.

Dividends and Distributions to Shareholders. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends quarterly. Income dividends and capital gain distributions are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles.

Security Transactions and Investment Income. The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date and interest income is accrued daily.

Expenses. Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred except when allocations of direct expenses can otherwise fairly be made. The investment income and expenses (other than expenses incurred under the Distribution Plan) and realized and unrealized gains and losses on investments of the Fund are allocated to separate classes of shares based upon their relative net asset value on the date the income is earned or expenses and realized and unrealized gains and losses are incurred.

Use of Estimates. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.


Note 3--Fees and Related Party Policies:

Investment Advisory and Administration Fees. MacKay-Shields Financial Corporation ("MacKay-Shields") acts as investment adviser to the Fund under an Investment Advisory Agreement. MacKay-Shields is a registered investment adviser and an indirect wholly-owned subsidiary of New York Life Insurance Company ("New York Life"). NYLIFE Distributors Inc. ("NYLIFE Distributors"), an indirect wholly-owned subsidiary of New York Life, is the Administrator for the Fund.

The Trust, on behalf of the Fund, pays the Adviser and Administrator each a monthly fee for the services performed and the facilities furnished at an annual rate of the Fund's average daily net assets of 0.36% on assets

MainStay Capital Appreciation Fund


up to $200 million, 0.325% on assets from $200 million to $500 million and 0.25% on assets in excess of $500 million.

Distribution and Service Fees. The Trust, on behalf of the Fund, has a Distribution Agreement with NYLIFE Distributors Inc. (the "Distributor"). The Fund, with respect to each class of shares, has adopted a Distribution Plan (the "Plan") in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Class A Plan, the Distributor receives payments from the Fund at an annual rate of 0.25% of the average daily net assets of the Fund's Class A shares, which is an expense of the Class A shares of the Fund for distribution or service activities as designated by the Distributor. Pursuant to the Class B Plan, the Fund's Class B shares are subject to the payment of a monthly distribution fee, which is an expense of the Class B shares of the Fund, at the annual rate of 0.75% of the lesser of:

(a) the aggregate gross sales of the Fund's Class B shares since the inception of the Fund (not including reinvestment of dividends or capital gains distributions), less the aggregate net asset value of the Fund's Class B shares exchanged or redeemed since the Fund's inception upon which a contingent deferred sales charge has been imposed or upon which such charge has been waived; or (b) the average daily net assets of the Fund's Class B shares.

The Distribution Plan provides that the Class B shares of the Fund also incur a service fee at the annual rate of 0.25% of the average daily net asset value of the Class B shares of the Fund. Service fee as shown on the statement of operations represents the fees for both Class A shares and Class B shares.

The Plan provides that the distribution fee is payable to NYLIFE Distributors regardless of the amounts actually expended by NYLIFE Distributors for distribution of the Fund's shares and service activities.

NYLIFE Distributors anticipates that its actual distribution expenditures will substantially exceed the distribution fee received by it during the initial years of the operation of the Plan and that in later years its expenditures may be less than the distribution fee.

Sales Charges. The Fund was advised that the amount of sales charge on sales of Class A Fund shares retained by NYLIFE Distributors was $106,649 for the six months ended June 30, 1997. The Fund was also advised that NYLIFE Distributors retained contingent deferred sales charges on redemptions of Class B shares of $809,777 for the six months ended June 30, 1997.

Trustees Fees. Trustees, other than those affiliated with New York Life, MacKay-Shields, NYLIFE Distributors or NYLIFE Securities, are paid an annual fee of $40,000 and $1,000 for each Board and Audit Committee meeting attended plus reimbursement for travel and out-of-pocket expenses. The Trust allocates this expense in proportion to the net assets of the respective Funds.

Notes to Financial Statements (unaudited) continued


Other. NYLIFE Distributors has received $148,900 for providing the Fund certain transfer agency services for the period January 1, 1997, through April 30, 1997. Effective May 1, 1997, MainStay Shareholder Services Inc. ("MSS"), an indirect wholly owned subsidiary of New York Life Insurance Company, was appointed Transfer, Dividend Disbursing and Shareholder Servicing Agent. MSS was paid $34,079 for services rendered May 1, 1997, through June 30, 1997.

Fees for the cost of legal services provided to the Fund by the Office of General Counsel of New York Life amounted to $26,073 for the six months ended June 30, 1997.

Fees for recordkeeping services provided to the Fund by NYLIFE Distributors are charged to the Fund. The fee for the six months ended June 30, 1997 amounted to $93,537.


Note 4--Federal Income Tax:

The Fund intends to elect, to the extent provided by the regulations, to treat $7,247,364 of qualifying capital losses that arose during the prior fiscal year as if they arose on January 1, 1997.


Note 5--Purchases and Sales of Securities (in 000's):

During the six months ended June 30, 1997, purchases and sales of securities, other than U.S. Government securities, securities subject to repurchase transactions and short-term securities, were $352,593 and $217,347, respectively.


Note 6--Capital Share Transactions (in 000's):

                                                   Six months ended        Year ended
                                                    June 30, 1997*      December 31, 1996
                                                 ------------------    ------------------
                                                 Class A    Class B    Class A    Class B
                                                 -------    -------    -------    -------
Shares sold ..................................     2,847      8,036      4,064     19,254
Shares issued in reinvestment of distributions        --         --         39        431
                                                 -------    -------    -------    -------
                                                   2,847      8,036      4,103     19,685
Shares redeemed ..............................    (2,032)    (5,262)    (1,664)    (8,528)
                                                 -------    -------    -------    -------
Net increase .................................       815      2,774      2,439     11,157
                                                 =======    =======    =======    =======
---------------------
* Unaudited.


The MainStay Funds


GROWTH FUNDS
------------------------------------------------------------------------------------------------------------------------------------

FUND                          RISK/REWARD         HOW IT INVESTS                          CHOOSE THIS FUND IF...
------------------------------------------------------------------------------------------------------------------------------------

                              [Horizontal bar     Invests primarily in common stocks      You want your investments to grow
CAPITAL APPRECIATION FUND     graph indicating    of companies in expanding markets       and are willing to accept a higher
                              risk/reward of      with strong growth potential            level of risk for higher return potential
                              Fund]
------------------------------------------------------------------------------------------------------------------------------------

                              [Horizontal bar     Invests in a portfolio that tracks      You seek a conservative way to partici-
Equity Index Fund             graph indicating    the makeup and returns of the           pate in the growth potential of stocks+
                              risk/reward of      S&P 500*
                              Fund]
------------------------------------------------------------------------------------------------------------------------------------

                              [Horizontal bar     Offers broad diversification into       You prefer the higher return potential
International Equity Fund     graph indicating    international stock markets with        of international equities or want to
                              risk/reward of      an emphasis on risk control             add diversification to your domestic
                              Fund]                                                       investments++
------------------------------------------------------------------------------------------------------------------------------------


GROWTH & INCOME FUNDS
------------------------------------------------------------------------------------------------------------------------------------

FUND                          RISK/REWARD         HOW IT INVESTS                          CHOOSE THIS FUND IF...
------------------------------------------------------------------------------------------------------------------------------------

Convertible Fund              [Horizontal bar     Invests in convertible securities for   You want income from securities that
As of 6/2/97, this Fund       graph indicating    a special blend of long-term growth     may offer growth potential if converted
was closed to new investors.  risk/reward of      potential and dividend income           into common stock
                              Fund]
------------------------------------------------------------------------------------------------------------------------------------

                              [Horizontal bar     Balances current income with growth     You seek a combination of income and
Total Return Fund             graph indicating    opportunities by investing in stocks,   growth potential and want to manage
                              risk/reward of      bonds, and money market instruments     risk through diversification
                              Fund]
------------------------------------------------------------------------------------------------------------------------------------

                              [Horizontal bar     Seeks undervalued stocks with           You seek to maximize total return from
 Value Fund                   graph indicating    attractive dividends and a stimulus     securities which may have more poten-
                              risk/reward of      for positive change                     tial than the market currently sees
                              Fund]
------------------------------------------------------------------------------------------------------------------------------------



* The S&P 500 is an unmanaged index and is considered to be generally representative of the U.S. stock market. The MainStay Funds are neither sponsored by nor affiliated with Standard & Poor's.

+ The original investment is guaranteed provided it is held for 10 years with all dividend and capital gain distributions reinvested. If shares are redeemed prior to or after the one-day guarantee date, the investor loses the benefit of the guarantee with respect to those shares.

++ Investments in foreign securities may be subject to greater risks than domestic investments. These risks include currency fluctuations, changes in U.S. or foreign tax or currency laws, and changes in monetary policies and economic and political conditions in foreign countries.

(S) While individual securities owned by the Government Fund may be guaranteed by the U.S. government and its agencies, the share price of the Fund is not guaranteed and will fluctuate with market conditions.

||   Certain of the Fund's investments may be speculative.

# Investments in the Money Market Fund are neither insured nor guaranteed by the U.S. government and there is no assurance that the Fund will be able to maintain a stable net asset value of $1.00 per share; investment returns will vary with market conditions.

** A small portion of the Fund's income may be subject to state and local taxes and the Alternative Minimum Tax. Capital gains, if any, may also be taxed.


INCOME FUNDS
------------------------------------------------------------------------------------------------------------------------------------

FUND                          RISK/REWARD         HOW IT INVESTS                          CHOOSE THIS FUND IF...
------------------------------------------------------------------------------------------------------------------------------------

                              [Horizontal bar     Seeks a high level of current income    You are seeking to combine high
 Government Fund              graph indicating    consistent with safety of principal     current income and safety of principal
                              risk/reward of      primarily from U.S. government
                              Fund]               securities(S)
------------------------------------------------------------------------------------------------------------------------------------

                              [Horizontal bar     An aggressive high-yield bond           You want to maximize current income
High Yield                    graph indicating    fund that is actively managed for       and can accept the higher risk of
Corporate Bond Fund           risk/reward of      maximum current income||                securities with high yield potential
                              Fund]
------------------------------------------------------------------------------------------------------------------------------------

                              [Horizontal bar     Seeks high current yields and           You prefer the higher return potential
International Bond Fund       graph indicating    competitive total return from non-      of international bonds or want to
                              risk/reward of      U.S. bonds with an emphasis on          add diversification to your domestic
                              Fund]               risk control                            investments++
------------------------------------------------------------------------------------------------------------------------------------

                              [Horizontal bar     Seeks to provide current income,        You are averse to risk or want to earn
Money Market Fund             graph indicating    stability of principal, and liquidity,  competitive yields on cash you're plan-
                              risk/reward of      with free checkwriting#                 ning to spend or invest in the near future
                              Fund]
------------------------------------------------------------------------------------------------------------------------------------

                                                  Seeks current income and competi-       You seek to combine the return potential
 Strategic Income Fund                            tive overall return by investing in     of high-grade, high-yield,||  and inter-
                                                  a diversified portfolio of domestic     national bonds and want to manage risk
                                                  and foreign debt securities++           through multimarket diversification
------------------------------------------------------------------------------------------------------------------------------------


TAX-FREE INCOME FUNDS
------------------------------------------------------------------------------------------------------------------------------------

FUND                          RISK/REWARD         HOW IT INVESTS                          CHOOSE THIS FUND IF...
------------------------------------------------------------------------------------------------------------------------------------

                              [Horizontal bar     Seeks high current income exempt        You are a California resident and want to
California Tax Free Fund      graph indicating    from both federal and California        keep more of what you earn by invest-
                              risk/reward of      income taxes consistent with            ing for income that's double tax free**
                              Fund]               preservation of capital**
------------------------------------------------------------------------------------------------------------------------------------

                              [Horizontal bar     Seeks high current income exempt        You are a New York State or City resident
New York Tax Free Fund        graph indicating    Fund from federal, New York State, and  and want to keep more of what you earn
                              risk/reward of      New York City income taxes consis-      with income that's double or triple tax
                              Fund]               tent with preservation of capital**     free**
------------------------------------------------------------------------------------------------------------------------------------

                              [Horizontal bar     Seeks high current income exempt        You are in a high federal income tax
Tax Free Bond Fund            graph indicating    from regular federal income tax con-    bracket or want to pay less of your
                              risk/reward of      sistent with preservation of capital**  investment income to the IRS
                              Fund]
------------------------------------------------------------------------------------------------------------------------------------


A word about risk and reward

The "thermometers" in the tables above show how much risk the investor must assume and the related return potential. Generally speaking, investments with higher return potential also carry higher risks. So, the longer the indicator bar, the higher the risk and reward potential of the Fund.

The prospectus contains information on advisory fees, other expenses, and share classes. Please read it carefully before you invest or send any money. Shares must be offered in the investor's state of residence.

--------------------------------------------------------------------------------
                              MAINSTAY
                                  Capital Appreciation Fund
--------------------------------------------------------------------------------

                               [GRAPHIC]

                               Semiannual Report
                               June 30, 1997
                               Unaudited


                               [LOGO] MAINSTAY(R)
                                      FUNDS


       OFFICERS & TRUSTEES

             Alice T. Kane     Chairperson and Trustee
             Walter W. Ubl     President, Chief Executive Officer, and Trustee
           Edward J. Hogan     Trustee
             Harry G. Hohn     Trustee
  Nancy Maginnes Kissinger     Trustee
          Terry L. Lierman     Trustee
       Donald E. Nickelson     Trustee
            Donald K. Ross     Trustee
       Richard S. Trutanic     Trustee
        Jefferson C. Boyce     Senior Vice President
          Anthony W. Polis     Chief Financial Officer
        Richard W. Zuccaro     Tax Vice President
       A. Thomas Smith III     Secretary

                              Dechert Price & Rhoads
                                  Legal Counsel


[LOGO] MAINSTAY(R) FUNDS

NYLIFE Distributors Inc.
Morris Corporate Center, Building A
300 Interpace Parkway
Parsippany, New Jersey 07054
Administrator & Distributor of The MainStay Funds

http://www.mainstayfunds.com

NYLIFE Distributors Inc., member NASD, is an indirect wholly owned subsidiary of New York Life Insurance Company.

[LOGO]NEW YORK LIFE

This report is provided for the information of shareholders of the MainStay Capital Appreciation Fund. It may be given to others only when preceded or accompanied by an effective MainStay Funds prospectus. This report does not offer to sell any securities or solicit orders to buy them.

(C)1997. All rights reserved.                                       MSSA05-08/97

[GRAPHIC]

Table of Contents

Chairperson's Letter                                                          2

MainStay Convertible Fund Highlights                                          4

$10,000 Invested in the MainStay
Convertible Fund versus S&P 500 and
Inflation--Class A & Class B Shares                                           5

Portfolio Management Discussion and Analysis                                  6

Year-by-Year & Six-Month Performance                                          7

Diversification by Industry--Top 5                                            8

Portfolio Composition                                                         9

Returns & Lipper Rankings                                                    11

Top 10 Holdings                                                              12

10 Largest Purchases                                                         12

10 Largest Sales                                                             12

Portfolio of Investments                                                     13

Unaudited Financial Statements                                               23

Notes to Financial Statements                                                27

The MainStay Funds                                                           34

--------------------------------------------------------------------------------

[GRAPHIC]

Chairperson's Letter

After a remarkable six-year period of expansion, the U.S. economy continued to grow throughout the first half of 1997. For most investors, the overall impact was positive, but there were some rough seas along the way.

As the stock market made gains early in the year, concerns about the possibility of impending inflation brought increased price volatility. In late March, the Federal Reserve Board moved to raise interest rates in an effort to slow economic growth. Although this preemptive strike helped keep inflation in check, the initial reaction from both the stock and bond markets was negative. As a result, bond prices faltered and stocks tumbled more than 9% from their peak before both markets began to stabilize.

As employment figures, earnings estimates, and other indicators began to suggest that economic growth was slowing in the second quarter, the stock market not only recovered lost ground, but soared to record highs. With higher valuations, however, the market became increasingly volatile, reacting severely to any news that could signal a shift in buying patterns or interest rates.


Positive performance, emerging concerns

Despite the volatility, domestic stock and bond markets closed the first half of 1997 with positive returns. While Malaysia and Singapore had negative results, most international markets performed well. Given these results, many investors are once again celebrating their good fortune. The underlying volatility, however, should serve to remind us that the level of growth we've enjoyed for more than six years is not typical market behavior.

Certainly no one can predict what will happen next, so it's important to keep recent performance in perspective. We believe that having realistic expectations, as well as a long-range plan and diversified investments can help you work toward achieving your goals, wherever the markets may move.


Solid team approach

At MainStay(R), we believe our risk-averse approach can help provide reassurance to many investors, particularly in uncertain times. Each MainStay Fund is managed by a team of experienced professionals who employ disciplined investment strategies to seek competitive returns with careful attention to downside risk. Our team approach offers investors a combination of experience, insight, and market perspective that few individuals could provide on their own. It also helps provide important checks and balances in security selection, market evaluation, and overall accountability.


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


Our Fund managers believe that strong companies tend to get stronger in up markets and perform better than average when the markets go down. Using selection criteria appropriate to the individual Funds they manage, they may look for specific catalysts that are likely to stimulate growth, enhance value, or increase yield without taking on unnecessary risk.


Looking forward

As we move into the second half of 1997, we expect that an intensified focus on inflation, interest rates, and corporate earnings will account for much of the momentum driving the market. Regardless of how events unfold, you can be confident that we will hold true to our disciplined management approach.

At MainStay, we believe that having a close relationship with your Registered Representative is one of the best ways to keep your long-term focus in any market environment. Therefore, we urge you to speak with your Registered Representative regularly--whether the market happens to be up or down--so he or she can understand your needs and help keep you on a steady course.

While we've seen positive results for the first half of the year, we remain somewhat cautious. Whatever the future brings, we'll continue to provide the information, service, and support you can consider when making decisions--and the prudent management you depend on to pursue your long-range goals.

Sincerely,


/s/ Alice T. Kane

Alice T. Kane
July 1997


--------------------------------------------------------------------------------

MainStay Convertible Fund



                                MARKET HIGHLIGHTS
                         FOR THE 6 MONTHS ENDED 6/30/97
--------------------------------------------------------------------------------
o The convertible market, which is driven by a combination of stocks, bonds, and factors pertaining to convertible securities, continued to climb during the first six months of 1997.

o The short supply of convertibles remained relatively unchanged, while demand increased from market participants whose principal investments are not convertible securities.

o    Despite high valuations, continued demand drove convertible prices higher.
--------------------------------------------------------------------------------



                             FUND HIGHLIGHTS FOR THE
                      6- AND 12-MONTH PERIODS ENDED 6/30/97
--------------------------------------------------------------------------------

o One-year returns of 12.37% and 11.77% for Class A shares and Class B shares, respectively, excluding all sales charges, as of 6/30/97.

o Few opportunities met the managers' risk/reward criteria, which led to high cash reserves throughout much of the reporting period.

o Both share classes underperformed the average Lipper* convertible securities fund, which returned 10.09% over the first six months of 1997.
--------------------------------------------------------------------------------


----------
* See footnote + and table on page 11 for more information on Lipper Analytical Services, Inc.

$10,000 Invested in the MainStay
Convertible Fund versus S&P 500
and Inflation


CLASS A SHARES
 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE CHART IN THE PRINTED MATERIAL.]

                          MainStay
                         Convertible            S & P
Period-end                  Fund                 500*             Inflation+
----------               -----------         -----------         -----------
5/1/86                   $  9,450.00         $ 10,000.00         $ 10,000.00
 12/86                   $  9,547.15         $ 10,518.00         $ 10,193.00
 12/87                   $  8,728.11         $ 11,070.00         $ 10,644.00
 12/88                   $  9,581.83         $ 12,903.00         $ 11,113.00
 12/89                   $ 10,227.70         $ 16,983.00         $ 11,629.00
 12/90                   $  9,542.80         $ 16,457.00         $ 12,355.00
 12/91                   $ 14,168.20         $ 21,460.00         $ 12,724.00
 12/92                   $ 16,025.10         $ 23,093.00         $ 13,100.00
 12/93                   $ 19,946.00         $ 25,412.00         $ 13,459.00
 12/94                   $ 19,678.90         $ 25,747.00         $ 13,809.00
 12/95                   $ 24,345.90         $ 35,412.00         $ 14,168.00
 12/96                   $ 27,299.00         $ 43,536.00         $ 14,637.00
  6/97                   $ 29,042.00         $ 52,512.00         $ 14,738.00


CLASS B SHARES
 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE CHART IN THE PRINTED MATERIAL.]

                          MainStay
                         Convertible            S & P
Period-end                  Fund                 500*            Inflation+
----------               -----------         -----------         -----------
5/1/86                   $ 10,000.00         $ 10,000.00         $ 10,000.00
 12/86                   $ 10,102.80         $ 10,518.00         $ 10,193.00
 12/87                   $  9,236.10         $ 11,070.00         $ 10,644.00
 12/88                   $ 10,139.50         $ 12,903.00         $ 11,113.00
 12/89                   $ 10,823.00         $ 16,983.00         $ 11,629.00
 12/90                   $ 10,098.20         $ 16,457.00         $ 12,355.00
 12/91                   $ 14,992.80         $ 21,460.00         $ 12,724.00
 12/92                   $ 16,957.80         $ 23,093.00         $ 13,100.00
 12/93                   $ 21,106.90         $ 25,412.00         $ 13,459.00
 12/94                   $ 20,824.20         $ 25,747.00         $ 13,809.00
 12/95                   $ 25,618.60         $ 35,412.00         $ 14,168.00
 12/96                   $ 28,537.00         $ 43,536.00         $ 14,637.00
  6/97                   $ 30,290.00         $ 52,512.00         $ 14,738.00

----------
     The Class A graph assumes an initial investment of $10,000 made on 5/1/86 reflecting the effect of the 5.5% maximum up-front sales charge, thereby reducing the amount of the investment to $9,450 and includes the historical performance of the Class B shares for periods from inception (5/1/86) through 12/31/94. The Class B graph assumes an initial investment of $10,000 made on 5/1/86. Returns shown do not reflect the Contingent Deferred Sales Charge (CDSC), as it would not apply for the period shown. All results include reinvestment of distributions at net asset value and the change in share price for the stated period. Past performance is no guarantee of future results.

* "Standard & Poor's 500 Composite Stock Price Index" and "S&P 500" are registered trademarks of Standard & Poor's. The S&P 500 is an unmanaged index and is considered to be generally representative of the U.S. stock market. Results assume the reinvestment of all income and capital gain distributions.

+ Inflation is represented by the Consumer Price Index (CPI), which is a commonly used measure of the rate of inflation and shows the changes in the cost of selected goods. It does not represent an investment return.


[GRAPHIC]

Portfolio Management Discussion and Analysis

In the first half of 1997, a variety of forces affected the convertible market. From January to mid-March the market rallied. In late March and early April, however, any gains were swiftly wiped out when the stock market declined nearly 10%. Signs of low inflation but continued strong earnings growth in the second quarter led to a spectacular recovery, with stock prices rising to record highs.
                             --------
Volatility increased, with 100-point shifts in the stock market becoming commonplace.

While the bond markets were relatively quiet, the convertible market was driven by increasing demand and relatively stable, but short supply. The result was an
              ------                                  ------
artificial inflating of prices that we believe caused increased price volatility and created both opportunities and upsets among convertible securities.

Convertible market psychology was nervous and bearish. Nevertheless, investors
                                              -------
sought to remain fully invested to make the most of the stock market's nearly straight-line gains. Shifting risk/reward characteristics were largely ignored, as investors focused on return potential in a profit-laden period.

Given this context, how did the MainStay Convertible Fund do in the first six months of 1997?

The MainStay Convertible Fund returned 6.38% and 6.14% for Class A shares and Class B shares, respectively, excluding all sales charges, for the six months ended 6/30/97. Both share classes underperformed the 10.09% return of the average Lipper* convertible securities fund over the same period.

Why did the Fund underperform its peers?

Unlike many of the Fund's competitors, we use a strict investment process that focuses equally on the importance of managing risk and pursuing reward. While we seek opportunities with substantial upside potential, we also seek substantial downside protection before we will invest in convertible securities. With the average price of a convertible rising to 125% of face value, there is likely to be little in the way of downside protection in the near term. While many competitors sought to be fully invested as the market rose, that approach didn't always fit our investment criteria for the Fund.

What were you looking for that others weren't?

We're bottom-up investors who look for underlying stocks that we believe offer
      ---------
low downside risk and substantial growth potential. At the same time, we look for convertibles that will allow us to participate in what we believe to be about 50% to 75% of the upside potential of the stock, but participate in only 30% to 50% on the downside. The higher convertibles trade over their par value,
                                                                     ---------
the more they tend to trade like equities. Right now, the average convertible carries most of the downside potential of the underlying stock, which is more than we feel comfortable accepting, especially with the market at record highs.

How does an issuer's credit rating affect your evaluations?

As part of our risk management strategy, we've maintained the Fund's overall quali-

[GRAPHIC]

Recovery
--------

A market recovery refers to a rise in security prices that were formerly depressed. An economic recovery refers to a general improvement in formerly weak fundamentals underlying a country's gross domestic product.

Supply and demand
-----------------

In the bond market, supply is influenced by the amount of new securities issued and the amount of bonds investors wish to sell. Demand reflects the amount of bonds investors wish to buy, which may decrease when other markets offer greater opportunities.



----------
* See footnote and table on page 11 for more information on Lipper Analytical Services, Inc.

YEAR-BY-YEAR & SIX-MONTH PERFORMANCE
[THE FOLLOWING TABLE WAS REPRESENTED AS A BAR CHART IN THE PRINTED MATERIAL.]

                                  Total
Period-end                       Return %
----------------------------------------------
 12/86                          1.03
 12/87                         -8.58
 12/88                          9.78
 12/89                          6.74
 12/90                         -6.70
 12/91                         48.47
 12/92                         13.11
 12/93                         24.47
 12/94                         -1.34
 12/95                         23.72 Class A
 12/95                         23.02 Class B
 12/96                         12.13 Class A
 12/96                         11.39 Class B
  6/97                          6.38 Class A
  6/97                          6.14 Class B

----------
Returns are for Class B shares unless otherwise noted. See footnote * on page 11 for more information on performance.


ty rating at the BBB level. We prefer large-capitalization companies with highly liquid underlying equities, particularly in volatile periods. Lower-quality convertibles that offer higher yields generally carry higher risk. In recent months, the economy has been very accommodating for these securities. But if this trend were to reverse, high-risk, high-yield convertibles are likely to dramatically underperform, and will not provide sufficient downside protection or the liquidity that we require.

Can you give us some examples of the types of securities you would consider for the Fund?

Samsung Electronics is a computer memory chip manufacturer that offered what we want in a convertible. They're an investment-grade company whose convertibles were priced to yield more than U.S. Treasuries. That gave the Fund the downside protection we were looking for. The maturity was short, which made the risk even lower. The convertibles offered perhaps 75% to 85% of the upside potential of the common stock, which was down over 50% from its high point. We bought the convertibles and sold them at a substantial profit as semiconductors came out of their slump.

Are there other examples?

Sometimes, even with low equity sensitivity but a high-yield potential, the downside protection of a convertible can make it attractive. The Fund's securities issued by Bethlehem Steel were a case in point. Historically, steel companies were out of favor and the company had a convertible that offered a very high yield. While the securities didn't offer much upside on the common stock, we believed there was virtually no downside to the purchase. The convertible offered a 10% yield in addition to the opportunity to participate in approximately 25% of the capital appreciation of the stock.

It sounds like there's a lot to consider.

That's right. We say we're bottom-up investors, but we really have a double bottom-up approach. We have to evaluate the opportunity potential in the convertible as well as the common stock--then choose the appropriate security in which

[GRAPHIC]

Bullish/Bearish
---------------

A bull market occurs when security prices are rising, a bear market occurs when security prices decline. A bullish attitude therefore suggests a positive outlook, while a bearish attitude represents a negative view of the market or the opportunities it may present.


Bottom-up investing
-------------------

Security selection based on specific fundamental merits of individual issues. The opposite of "top-down" investing, which starts with general economic trends, compares market sectors, and uses relative security values to narrow the range of issues to examine.

Par value
---------

The nominal face value of a security. In most cases, a bond selling at par is worth the same dollar amount it was issued for or at which it will be redeemed at maturity--usually $1,000 per bond.

DIVERSIFICATION BY INDUSTRY--TOP 5 AS OF 6/30/97
[THE FOLLOWING TABLE WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL.]

Industry                                   Percentage
-----------------------------------------------------
Computers & Office Equipment                  13.4%
Retail                                         6.3%
Telecommunication Equipment                    4.2%
Insurance                                      3.9%
Steel, Aluminum & Other Metals                 3.4%
All Other                                     68.8%

----------
Actual percentages will vary over time. This chart does not include short positions in common stocks.

to invest. Golden Books Family Entertainment, a children's book publisher, is an excellent example. The company's stock declined from about $12.00 to around $8.00 and the convertibles held up very well. But having held up on the downside, the convertibles were likely to be more volatile in reaction to stock price movements. Concerned about this volatility we sold them and bought the common stock at approximately $8.00. By the end of June, the common stock was back up over $12.00. As the stock recovered, the convertibles lagged, so we swapped back into the convertible securities. The net effect was very positive for the Fund.

Were there other securities that did well during the first half of 1997?

Integrated Health Services was one of the Fund's best performers. The company is a consolidator in the health care industry and a low-cost provider--which in our opinion is exactly what America wants and needs. CUC International has a consistent growth record, selling membership packages that offer discounts on shopping, dining, and travel. Their convertibles were positive for the Fund, providing low double-digit returns.

Apple South is a restaurant company that had focused on the bottom line to the exclusion of service. When their stock plummeted, they addressed their service problems and we were able to buy their convertibles at an attractive price and benefit from the company's turnaround. We've taken some profits, but continue to hold the convertibles. Home Shopping Network was another turnaround situation that we believed offered good opportunity. The company benefited from favorable court decisions that increased the value of its local television channels. Their convertibles have been positive performers, particularly in the second quarter. Unisys is a third turnaround story. As mainframes have given way to networks and PCs, the company has moved into system integration. Their fine execution has been positive for the company, their convertibles, and the Fund.


[GRAPHIC]

PORTFOLIO COMPOSITION AS OF 6/30/97
[THE FOLLOWING TABLE WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

                                                   Percentage
-------------------------------------------------------------
Convertible Bonds                                     41.8%
Convertible Preferred Stocks                          27.9%
Preferred Stocks                                       0.6%
Corporate Bonds                                        0.3%
Common Stocks                                         14.2%
U.S. Government                                       15.6%
Cash Equivalents & Other Assets,
  less Liabilities                                    -0.4%

----------
Actual percentages will vary over time. This chart does not include short positions in common stocks.

Don't some convertibles come with special features?

Yes they do. Sumitomo Bank International Finance convertibles are one example. They came with a special feature that allowed us to reset parity--or the
                                                          ------
conversion price--back to par if the common stock went down. That substantially reduced the Fund's downside risk, while allowing the Fund to participate in the stock's upside potential. While Japanese banks were out of favor, we saw the Japanese economy improving and believed institutional investors would have to buy bank stocks to keep up with the local index. Within the first month of trading, the convertible bond appreciated over 15%, but equally important, protected the shareholder's investment with the reset feature.

ICN Pharmaceuticals offered a private placement with an innovative "look back"
                              -----------------
feature. It allows us to look back over any five-day period and buy the stock at the average low price over that time frame. If the stock price rises suddenly, that could allow us to buy the stock at a discount and sell it at market for a modest profit. The Fund has done well with this security.

Do you invest a lot in private placements?

To an extent. Private placements tend to be less liquid than public bonds, and as we mentioned, we prefer to keep the Fund highly liquid. However, the liquidity of the convertible is directly related to that of the common stock, and if we are compensated by the private market, we add stock to get the best return for the Fund's shareholders.

What difficulties did you face during the reporting period?

The biggest problem was finding securities for the Fund that met our highly specific risk/reward criteria. The convertible market is relatively small and we're one of the biggest convertible funds. When we sell securities, we often have to wait to find an opportunity that we feel comfortable with, which means we may often hold a substantial cash position.
                                -------------
[GRAPHIC]

Conversion parity
-----------------

The common-stock price at which a convertible security can become exchangeable for common stock of equal value.

Private placement
-----------------

The sale of securities directly to an institutional investor like an insurance company or mutual fund.

Cash position
-------------

The portion of a portfolio held in highly liquid securities (often referred to as "cash"), either for defensive purposes or to take advantage of investment opportunities as they may arise.

What effect did your cash position have in the first six months of 1997?

With the market rising quickly, holding cash in the Fund was a definite negative. But once again, everything is relative. If we believe the available securities are overpriced, we have to determine which is better for the Fund within prospectus guidelines--to own something that could suddenly turn against us or something that earns a small, but steady return. We definitely erred on the side of caution.

Are there other defensive steps you've taken?

We've purchased some zero-coupon bonds for the Fund with puts that allow the holder to put the security back to the company at a defined yield to maturity or a defined yield to put. This put may shorten the effective life of the security and having this option can reduce downside risk. The Fund owns these types of securities from Time Warner, Hasbro, and Hollinger. They yield from 5% to 10%, have very short maturities, and offer a free option on the company's stock if it rises substantially.

What has been the effect of closing the Convertible Fund to new investors?

In May, the Fund's Board of Trustees decided to close the Convertible Fund to new investors. In light of the limited market for convertible securities, we believe the decision was positive for the Fund's existing shareholders. Since the Fund represents about 1% of the convertible market, the decision to close the Fund will better enable the Fund to maintain liquidity and continue to seek appropriate investment opportunities--while reducing the need to purchase overvalued securities with new cash flows. If the convertible market should
----------
expand or significant opportunities should present themselves in the future, the Fund's Board of Trustees and management may elect to reopen the Fund to new investors if they determine it is appropriate to do so.

What is your outlook for the future?

Looking forward, we believe that the convertible market is at full valuation, however, we have been able to find select opportunities that meet our investment disciplines. Whatever the markets may do, we will continue to look for securities that offer capital appreciation potential together with current income.

Denis Laplaige
Neil Feinberg
Thomas Wynn
Portfolio Managers

[GRAPHIC]

Overvalued/Under-valued
-----------------------

When the price of a security is higher than its intrinsic value, the security is said to be overvalued. When the price is lower than the intrinsic value, a security is said to be undervalued.

Certain of the Fund's investments have speculative characteristics.

Returns & Lipper Rankings as of 6/30/97

Fund average annual total returns*
------------------------------------------------------------------------------------
                                                                      Life of Fund
                      1 year          5 years        10 years        through 6/30/97
Class A               12.37%          15.29%         11.28%             10.57%
Class B               11.77%          14.95%         11.12%             10.43%
------------------------------------------------------------------------------------
Fund SEC returns*
------------------------------------------------------------------------------------
                                                                       Life of Fund
                      1 year          5 years        10 years        through 6/30/97
Class A               6.19%           13.99%         10.65%             10.01%
Class B               6.77%           14.72%         11.12%             10.43%
------------------------------------------------------------------------------------
Fund Lipper+ rankings & Lipper category returns as of 6/30/97
------------------------------------------------------------------------------------
                                                                     Life of Fund
                      1 year          5 years        10 years       through 6/30/97
Class A               40 out of       n/a            n/a                n/a
                      43 funds
Class B               41 out of        8 out of       3 out of          3 out of
                      43 funds        21 funds       12 funds           7 funds
Average Lipper
convertible
securities fund       17.68%          13.37%         10.38%             9.98%
------------------------------------------------------------------------------------
Fund per share net asset values & distributions for the six months ended 6/30/97
------------------------------------------------------------------------------------
                     NAV 6/30/97                Income                Capital Gains
Class A               $14.39                   $0.2934                  $0.0000
Class B               $14.39                   $0.2506                  $0.0000
------------------------------------------------------------------------------------

----------
* Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that upon redemption, shares may be worth more or less than their original cost. Total returns shown are based on NAV and assume no deduction for CDSC or applicable sales charges. In compliance with SEC guidelines, SEC returns include the maximum sales charge and show the percentage change for each of the required periods. All returns assume capital gain and dividend distributions are reinvested.

     Class A shares, first offered to the public on 1/3/95, are sold with a maximum initial sales charge of 5.5% and an annual 12b-1 fee of .25%. Performance figures for this class include the historical performance of the Class B shares for periods from inception (5/1/86) up to 12/31/94. Performance data for the two classes after this date vary based on differences in their expense structures. Class B shares of the Fund are sold with no initial sales charge, but are subject to a maximum CDSC of up to 5% if shares are redeemed during the first 6 years of purchase and an annual 12b-1 fee of up to 1%.

+ Lipper Analytical Services, Inc. is an independent monitor of mutual fund performance. Its rankings are based on total returns with capital gains and dividends reinvested. Results do not reflect any deduction of sales charges. Lipper averages listed above are not class specific. Life of Fund return is from the period of the Class B shares' initial offering through 6/30/97. Class A shares were first offered to the public on 1/3/95; Class B shares on 5/1/86.

[GRAPHIC]

Top 10 Holdings as of 6/30/97

 HOLDING                                                                                   AMOUNT
------------------------------------------------------------------------------------------------------
 Microsoft Corp.,  $2.196, Series A                                                     $45,022,500
 Loral Space & Communications Ltd., 6.00%, Series C                                      20,542,500
 International Paper Co., 5.25%                                                          20,454,000
 Berkshire Hathaway, Inc., 1.00%, due 12/2/01                                            16,458,750
 Hollinger, Inc., Series U.S., (zero coupon), due 10/5/13                                15,864,775
 Host Marriott Finance Trust, 6.75%                                                      15,568,375
 Bethlehelm Steel Corp., 3.50%                                                           15,275,000
 Alza Corp., 5.00%, due 5/1/06                                                           14,934,375
 CUC International, Inc., 3.00%, due 2/15/02                                             13,722,375
 MascoTech, Inc., 4.50%, due 12/31/03                                                    13,650,000
------------------------------------------------------------------------------------------------------

10 Largest Purchases for the six months ended 6/30/97
SECURITY                                                                            AMOUNT OF PURCHASE
------------------------------------------------------------------------------------------------------
QUALCOMM Financial Trust, 5.75% Preferred Stock and Common Stock                        $37,331,875
CUC International, Inc., 3.00%, due 2/15/02 and Common Stock                             31,641,470
Boston Chicken, Inc., (zero coupon), due 6/1/15, 7.75%, due 5/1/04
    4.50%, due 2/1/04 and Common Stock                                                   26,608,010
Applied Magnetics Corp. Common Stock                                                     25,694,854
Time Warner, Inc., (zero coupon), due 12/17/12, (zero coupon), due 6/22/13
    and Common Stock                                                                     24,807,864
Alza Corp., (zero coupon), due 7/14/14, 5.00%, due 5/1/06 and Common Stock               22,780,508
Microsoft Corp., $2.196, Series A Preferred Stock and Common Stock                       20,665,580
International Paper Co., 5.25% Preferred Stock and Common Stock                          15,371,850
STB Cayman Capital Ltd., 0.50%, due 10/1/07                                              15,141,683
Standard & Poor's 500 Depositary Receipts Common Stock                                   14,515,542
------------------------------------------------------------------------------------------------------

10 Largest Sales for the six months ended 6/30/97
SECURITY                                                                               AMOUNT OF SALE
------------------------------------------------------------------------------------------------------
Cooper Industries, Inc., 6.00% Preferred Stock and Common Stock                         $30,502,991
QUALCOMM Financial Trust, 5.75% Preferred Stock and Common Stock                         27,646,684
Applied Magnetics Corp. Common Stock                                                     22,307,988
Chubb Corp. Common Stock                                                                 21,568,246
Samsung Electronics Co., 0.25%, due 12/31/06                                             18,742,500
Boston Chicken, Inc., (zero coupon), due 6/1/15, 7.75%, due 5/1/04
    4.50%, due 2/1/04 and Common Stock                                                   18,484,599
CUC International, Inc., 3.00%, due 2/15/02 and Common Stock                             18,308,327
Standard & Poor's 500 Depositary Receipts Common Stock                                   12,157,193
Tele-Communications, Inc., $2.125, Series A
    Preferred Stock, Class A Common Stock and TCI Pacific Communication, Inc., 5.00%
    Class A Preferred Stock                                                              10,922,358
Comcast Corp., 1.125%, due 4/15/07 and 3.375%, due 9/9/05                                10,818,906
------------------------------------------------------------------------------------------------------


[GRAPHIC]

----------
This breakdown is provided for informational purposes only. The Fund's holdings may change daily. Dollar amounts represent the aggregate value of the Fund's long positions and do not include the value of the Fund's short positions, if any. All purchases and sales are aggregated by issuer. A shareholder owns shares of the Fund but does not own a direct interest in any of the specific securities listed. Short-term securities and U.S. government and federal agency issues are excluded. See Portfolio of Investments for specific type of security held.

Portfolio of Investments June 30, 1997 (unaudited)



                                                      Principal
                                                        Amount          Value
                                                     ===========================
CONVERTIBLE SECURITIES (69.7%)+
BONDS (41.8%)

AUTO PARTS (1.5%)
MascoTech, Inc.
  4.50%, due 12/15/03 ...........................    $ 15,000,000   $ 13,650,000
                                                                    ------------

BANKS (1.4%)
Mitsubishi Bank Limited
  International Finance
  (Bermuda) Trust
  3.00%, due 11/30/02 ...........................       4,000,000      4,370,000
STB Cayman Capital Ltd.
  0.50%, due 10/1/07 (c)(x) .....................(Yen)900,000,000      8,858,035
                                                                    ------------
                                                                      13,228,035
                                                                    ------------

BUILDINGS (1.0%)
U.S. Home Corp.
  4.875%, due 11/1/05 (e) .......................    $  9,450,000      8,883,000
                                                                    ------------

CABLE (1.3%)
Tele-Communications
  International, Inc.
  4.50%, due 2/15/06 ............................      15,600,000     12,421,500
                                                                    ------------

CELLULAR TELEPHONE (0.2%)
United States Cellular Corp.
  (zero coupon), due 6/15/15 ....................       5,600,000      1,946,000
                                                                    ------------

CHEMICALS (1.4%)
Indian Petrochemicals Corp.
  2.50%, due 3/11/02 (c) ........................       1,000,000      1,055,000
RPM, Inc. of Ohio
  (zero coupon), due 9/30/12 (e) ................      24,650,000     11,677,938
                                                                    ------------
                                                                      12,732,938
                                                                    ------------

COMPUTERS & OFFICE EQUIPMENT (7.1%)
Apple Computer, Inc.
  6.00%, due 6/1/01 .............................      15,200,000     12,464,000
Applied Magnetics Corp.
  7.00%, due 3/15/06 (c) ........................       8,375,000     11,693,594
HMT Technology Corp.
  5.75%, due 1/15/04 ............................       2,000,000      1,705,000
InaCom Corp.
  6.00%, due 6/15/06 (c) ........................       4,500,000      6,626,250
Micron Technology, Inc.
  7.00%, due 7/1/04 .............................       1,000,000        993,750

----------
+    Percentages indicated are based on Fund net assets.

                                                         Principal
                                                           Amount        Value
                                                       =========================
COMPUTERS & OFFICE EQUIPMENT (Continued)
Quantum Corp.
  5.00%, due 3/1/03 (c) ...........................    $ 1,200,000   $ 2,296,500
S3, Incorporated
  5.75%, due 10/1/03 (c) ..........................      8,700,000     7,634,250
Safeguard Scientifics, Inc.
  6.00%, due 2/1/06 (c)(e) ........................      5,775,000     6,547,406
Unisys Corp.
  8.25%, due 8/1/00 ...............................      6,074,000     6,210,665
  8.25%, due 3/15/06 (e) ..........................      6,920,000     9,099,800
                                                                     -----------
                                                                      65,271,215
                                                                     -----------

CONGLOMERATES (2.0%)
ADT Operations, Inc.
  (zero coupon), due 7/6/10 (e) ...................      7,000,000     6,580,000
Laidlaw, Inc.
  6.00%, due 1/15/99 ..............................      8,500,000    11,623,750
                                                                     -----------
                                                                      18,203,750
                                                                     -----------

DRUGS (2.1%)
Alza Corp.
  5.00%, due 5/1/06 ...............................     14,750,000    14,934,375
Roche Holdings, Inc.
  (zero coupon), due 5/6/12 (c) ...................     11,000,000     4,785,000
                                                                     -----------
                                                                      19,719,375
                                                                     -----------

ELECTRICAL EQUIPMENT (0.6%)
C-Cube Microsystems, Inc.
  5.875%, due 11/1/05 .............................      4,157,000     3,419,132
California Microwave, Inc.
  5.25%, due 12/15/03 .............................      2,281,000     1,847,610
                                                                     -----------
                                                                       5,266,742
                                                                     -----------

ENERGY (1.0%)
Pennzoil Co.
  4.75%, due 10/1/03 (e) ..........................      7,250,000     9,280,000
                                                                     -----------

FINANCE (2.2%)
Berkshire Hathaway, Inc.
  1.00%, due 12/2/01 (e) ..........................     15,750,000    16,458,750
UBS Finance Delaware, Inc.
  Medium Term Note
  2.00%, due 12/15/00 .............................      4,435,000     4,290,863
                                                                     -----------
                                                                      20,749,613
                                                                     -----------

FINANCIAL SERVICES (0.4%)
Cityscape Financial Corp.
  6.00%, due 5/1/06 (c) ...........................      4,000,000     3,500,000
                                                                     -----------

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay Convertible Fund

                                                     Principal
                                                       Amount            Value
                                                   =============================
BONDS (Continued)
FOOD, BEVERAGES & TOBACCO (0.8%)
Chock Full O' Nuts Corp.
  7.00%, due 4/1/12 ........................       $ 1,700,000       $ 1,717,000
Grand Metropolitan, PLC
  6.50%, due 1/31/00 (c) ...................         4,150,000         5,825,562
                                                                     -----------
                                                                       7,542,562
                                                                     -----------

GAS UTILITIES (0.2%)
Consolidated Natural Gas Co.
  7.25%, due 12/15/15 ......................         2,100,000         2,270,625
                                                                     -----------

HEALTH CARE (2.2%)
Integrated Health Services, Inc.
  5.75%, due 1/1/01 ........................         3,000,000         3,588,750
  6.00%, due 1/1/03 ........................         4,500,000         5,445,000
NovaCare, Inc.
  5.50%, due 1/15/00 .......................         7,500,000         7,078,125
OccuSystems, Inc.
  6.00%, due 12/15/01 (c) ..................         1,000,000         1,187,500
RoTech Medical Corp.
  5.25%, due 6/1/03 (c) ....................         3,000,000         2,940,000
                                                                     -----------
                                                                      20,239,375
                                                                     -----------

INSURANCE (1.9%)
Fidelity National Financial, Inc.
  (zero coupon), due 2/15/09 ...............        14,473,000         7,417,412
Fremont General Corp.
  (zero coupon), due 10/12/13 ..............         3,085,000         2,321,463
Italy Province (Republic of)
  5.00%, due 6/28/01 (r) ...................         7,500,000         7,575,000
                                                                     -----------
                                                                      17,313,875
                                                                     -----------

MEDIA (2.4%)
Time Warner, Inc.
  (zero coupon), due 12/17/12 ..............        32,000,000        12,320,000
  (zero coupon), due 6/22/13 ...............        21,700,000         9,982,000
                                                                     -----------
                                                                      22,302,000
                                                                     -----------

MEDICAL EQUIPMENT (0.7%)
Phoenix Shannon, PLC ADR
  9.50%, due 11/1/00 (c)(f)(g)(h) ..........         2,500,000         1,000,000
Thermedics, Inc.
  (zero coupon), due 6/1/03 ................         2,000,000         1,440,000
Thermo Cardiosystems, Inc. .................
  4.75%, due 5/15/04 (c) ...................         3,000,000         3,172,500

                                                     Principal
                                                       Amount            Value
                                                    ============================
MEDICAL EQUIPMENT (Continued)
Uromed Corp.
  6.00%, due 10/15/03 (c) ....................      $ 1,250,000      $   675,000
                                                                     -----------
                                                                       6,287,500
                                                                     -----------

OIL SERVICES (0.3%)
Diamond Offshore Drilling, Inc.
  3.75%, due 2/15/07 .........................        2,000,000        2,325,000
                                                                     -----------

PAPER & FOREST PRODUCTS (0.1%)
Repap Enterprises, Inc.
  8.50%, due 8/1/97 ..........................        2,000,000        1,200,000
                                                                     -----------

POLLUTION & RELATED (0.3%)
U.S. Filter Corp.
  4.50%, due 12/15/01 ........................        1,300,000        1,272,375
WMX Technologies, Inc.
  2.00%, due 1/24/05 .........................        2,000,000        1,845,000
                                                                     -----------
                                                                       3,117,375
                                                                     -----------

PUBLISHING (1.9%)
Hollinger, Inc.
  Series U.S.
  (zero coupon), due 10/5/13 (e)(p) ..........       42,590,000       15,864,775
Times Mirror Co.
  (zero coupon), due 4/15/17 (c) .............        4,000,000        1,630,000
                                                                     -----------
                                                                      17,494,775
                                                                     -----------

RESTAURANTS & LODGING (0.7%)
Boston Chicken, Inc.
  (zero coupon), due 6/1/15 ..................       14,600,000        3,212,000
  4.50%, due 2/1/04 ..........................        2,750,000        2,076,250
  7.75%, due 5/1/04 ..........................        1,250,000        1,121,875
                                                                     -----------
                                                                       6,410,125
                                                                     -----------

RETAIL (4.9%)
Costco Wholesale Corp.
  5.75%, due 5/15/02 .........................       10,000,000       10,200,000
Home Depot, Inc.
  3.25%, due 10/1/01 .........................        7,500,000        8,512,500
Home Shopping Network, Inc.
  5.875%, due 3/1/06 (c) .....................        6,000,000        7,800,000
Michaels Stores, Inc.
  6.75%, due 1/15/03 (e) .....................        8,175,000        7,439,250
Pier 1 Imports, Inc.
  5.75%, due 10/1/03 .........................        2,000,000        3,105,000

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Portfolio of Investments (unaudited) continued

                                                     Principal
                                                       Amount          Value
                                                   =============================
BONDS (Continued)
RETAIL (Continued)
Saks Holdings, Inc.
  5.50%, due 9/15/06 .........................     $  9,025,000     $  8,122,500
                                                                    ------------
                                                                      45,179,250
                                                                    ------------

SPECIALIZED SERVICES (1.5%)
CUC International, Inc.
  3.00%, due 2/15/02 (c) .....................       12,900,000       13,722,375
                                                                    ------------

STEEL, ALUMINUM & OTHER METALS (0.5%)
Inco Ltd.
  7.75%, due 3/15/16 (p) .....................        4,200,000        4,383,750
                                                                    ------------

TECHNOLOGY (0.0%) (b)
Adaptec, Inc.
  4.75%, due 2/1/04 (c) ......................          500,000          492,500
                                                                    ------------

TELECOMMUNICATION EQUIPMENT (0.5%)
Premiere Technologies, Inc.
  5.75%, due 7/1/04 (c) ......................        4,800,000        4,992,000
                                                                    ------------

TELECOMMUNICATION SERVICES (0.2%)
Gilat Satellite Networks Ltd.
  6.50%, due 6/3/04 (c) ......................        1,750,000        1,771,875
Rogers Communications, Inc.
  2.00%, due 11/26/05 (p) ....................          500,000          278,750
                                                                    ------------
                                                                       2,050,625
                                                                    ------------

TRANSPORTATION (0.5%)
Airborne Freight Corp.
  6.75%, due 8/15/01 .........................        3,500,000        4,200,000
                                                                    ------------
Total Convertible Bonds
  (Cost $366,359,993) ........................                       386,375,880
                                                                    ------------

                                                       Shares
                                                   ==============
PREFERRED STOCKS (27.9%)

AIRLINES (0.1%)
US Airways Group, Inc.
  $4.375, Series B (j1) ....................            14,600         1,281,150
                                                                       ---------

BANKS (1.9%)
Banc One Corp.
  $3.50, Series C ..........................            22,500         2,092,500

                                                       Shares           Value
                                                   =============================
BANKS (Continued)
Fuji International Finance Trust
  0.25% (c)(l) ..............................               357      $ 9,743,780
National Australia Bank Ltd.
  7.875% (v) ................................            83,200        2,324,400
Union Planters Corp.
  8.00%, Series E ...........................            45,800        2,931,200
                                                                     -----------
                                                                      17,091,880
                                                                     -----------

BUILDING MATERIALS (0.3%)
Owens Corning Capital LLC
  6.50% (c) .................................            55,000        3,107,500
                                                                     -----------

CABLE (0.8%)
Cablevision Systems Corp.
  8.50%, Series I (e)(j2) ...................            96,700        2,622,987
Merrill Lynch & Co., Inc.
  6.00% (e)(m1) .............................           206,500        4,930,188
                                                                     -----------
                                                                       7,553,175
                                                                     -----------

CAPITAL GOODS (0.5%)
Cooper Industries, Inc.
  6.00% (e) .................................           184,500        4,243,500
                                                                     -----------

COMPUTERS & OFFICE EQUIPMENT (5.3%)
Microsoft Corp.
  $2.196, Series A (e) ......................           517,500       45,022,500
Vanstar Financing Trust
  6.75% (c) .................................            95,000        3,776,250
                                                                     -----------
                                                                      48,798,750
                                                                     -----------

CONGLOMERATES (0.5%)
Corning Delaware L.P.
  6.00% (e) .................................            54,500        4,741,500
                                                                     -----------

DOMESTIC OIL & GAS (0.4%)
Enron Corp.
  6.25%                                                 113,600        2,172,600
Snyder Oil Corp.
  $1.50 (j3) ................................            69,000        1,742,250
                                                                     -----------
                                                                       3,914,850
                                                                     -----------


DOMESTIC OILS (1.5%)
Atlantic Richfield Co.
  9.00% .....................................           102,400        2,201,600

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay Convertible Fund

                                                       Shares           Value
                                                  ==============================
PREFERRED STOCKS (Continued)
DOMESTIC OILS (Continued)
Occidental Petroleum Corp.
  $3.875, Series 1993 (c) ....................          140,000      $ 8,190,000
Parker & Parsley Capital LLC
  6.25% (c) ..................................           61,500        3,889,875
                                                                     -----------
                                                                      14,281,475
                                                                     -----------

DRUGS (0.8%)
ICN Pharmaceuticals, Inc.
  Series B (c)(q) ............................            7,130        7,130,000
                                                                     -----------

ELECTRICAL EQUIPMENT (0.3%)
Elsag Bailey Process Automation N.V.
  5.50% ......................................           70,000        2,913,750
                                                                     -----------

FOOD, BEVERAGES & TOBACCO (0.6%)
Chiquita Brands International, Inc.
  $2.875, Series A ...........................           48,500        2,285,563
  $3.75, Series B ............................           57,000        3,306,000
                                                                     -----------
                                                                       5,591,563
                                                                     -----------

HOUSEHOLD PRODUCTS (0.6%)
AJL PEPS
  $1.44 (i) ..................................          327,200        5,705,550
                                                                     -----------

INSURANCE (1.2%)
Merrill Lynch & Co., Inc.
  7.25% (e)(m2) ..............................          154,800       10,603,800
                                                                     -----------

MEDICAL EQUIPMENT (0.3%)
McKesson Corp.
  5.00% (c) ..................................           45,000        2,790,000
                                                                     -----------

NATURAL GAS PIPELINES (0.2%)
MCN Financing III
  8.00% ......................................           31,000        1,685,625
                                                                     -----------

PAPER & FOREST PRODUCTS (2.8%)
International Paper Co.
  5.25% (e) ..................................          389,600       20,454,000
James River Corp. of Virginia
  $3.50, Series L (j4) .......................           70,000        3,780,000
  9.00%, Series P (j5) .......................           46,500        1,604,250
                                                                     -----------
                                                                      25,838,250
                                                                     -----------

                                                       Shares           Value
                                                  ==============================
POLLUTION & RELATED (0.1%)
Automatic Commission Exchangeable
  Security Trust II
  6.50% (u) ..................................           20,000      $   480,000
                                                                     -----------

PUBLISHING (0.4%)
SFX Broadcasting, Inc.
  6.50%, Series D ............................           58,000        3,197,250
                                                                     -----------

REAL ESTATE (0.2%)
Security Capital Pacific Trust
  $1.75, Series A ............................           54,700        1,668,350
                                                                     -----------

RESTAURANTS & LODGING (2.4%)
Apple South, Inc.
  3.50% (c) ..................................          110,000        6,833,750
Host Marriott Finance Trust
  6.75% (c) ..................................          269,000       15,568,375
                                                                     -----------
                                                                      22,402,125
                                                                     -----------

STEEL, ALUMINUM & OTHER METALS (2.2%)
Bethlehem Steel Corp.
  $3.50 (c) ..................................          376,000       15,275,000
Kaiser Aluminum Corp.
  8.255% .....................................           73,500          826,875
WHX Corp.
  6.50%, Series A ............................          115,400        4,334,712
                                                                     -----------
                                                                      20,436,587
                                                                     -----------

TELECOMMUNICATION EQUIPMENT (3.1%)
Loral Space & Communications Ltd.
  6.00%, Series C (c) ........................          415,000       20,542,500
QUALCOMM Financial Trust
  5.75% (c) ..................................          180,000        8,505,000
                                                                     -----------
                                                                      29,047,500
                                                                     -----------

TELECOMMUNICATION SERVICES (1.0%)
AirTouch Communications, Inc.
  $4.25, Series C ............................           78,300        3,758,400
US West, Inc.
  4.50%, Series D ............................           99,400        5,001,063
                                                                     -----------
                                                                       8,759,463
                                                                     -----------

TELEPHONE UTILITIES (0.1%)
Nortel Inversora, S.A
  10.00% (o) .................................           27,000        1,326,375
                                                                     -----------

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Portfolio of Investments (unaudited) continued

                                                       Shares           Value
                                                  ==============================
PREFERRED STOCKS (Continued)

TRANSPORTATION (0.1%)
Arkansas Best Corp.
  $2.875, Series A .........................            24,000       $   816,000
                                                                     -----------


TRANSPORTATION--TRUCKING (0.2%)
CNF Trust I
  5.00%, Series A ..........................            41,000         2,296,000
                                                                     -----------
Total Preferred Stocks
  (Cost $240,439,109) ......................                         257,701,968
                                                                     -----------
Total Convertible Securities
  (Cost $606,799,102) ......................                         644,077,848
                                                                     -----------

                                                      Principal
                                                        Amount
                                                  =================
CORPORATE BONDS (0.3%)

BUILDINGS (0.0%) (b)
UDC Homes, Inc.
  Series C
  (zero coupon)
  due 11/1/00 (a)(d)(g)(h) ...................       $   18,799            4,700
                                                                      ----------

COMPUTERS & OFFICE EQUIPMENT (0.1%)
Businessland, Inc.
  5.50%, due 3/1/07 ..........................        1,965,000        1,296,900
                                                                      ----------

INSURANCE (0.2%)
Statesman Group, Inc.
  6.25%, due 5/1/03 ..........................        1,500,000        1,552,500
                                                                      ----------
Total Corporate Bonds
  (Cost $2,690,969) ..........................                         2,854,100
                                                                      ----------

                                                        Shares
                                                  =================
COMMON STOCKS (14.2%)

AEROSPACE (0.1%)
Orbital Sciences Corp. (a) ...................           59,450          943,769
                                                                       ---------

AUTO MANUFACTURING (0.4%)
Ford Motor Co. ...............................           43,900        1,657,225
Navistar International Corp. (a) .............          124,100        2,140,725
                                                                       ---------
                                                                       3,797,950
                                                                       ---------

                                                        Shares          Value
                                                  ==============================
AUTO PARTS (0.1%)
Mark IV Industries, Inc. .....................            9,555       $  229,320
MascoTech, Inc. ..............................           43,200          901,800
                                                                      ----------
                                                                       1,131,120
                                                                      ----------

BANKS (0.0%) (b)
Union Planters Corp. .........................            2,000          103,750
                                                                      ----------

BUILDING MATERIALS (0.1%)
Southdown, Inc. ..............................           20,000          872,500
                                                                      ----------

CABLE (0.4%)
Comcast Corp., Special Class A ...............           21,900          468,113
Tele-Communications, Inc.
  Class A (a) ................................          243,200        3,617,600
                                                                      ----------
                                                                       4,085,713
                                                                      ----------

CAPITAL GOODS (0.5%)
Cooper Industries, Inc. ......................           98,420        4,896,395
                                                                      ----------

CASINOS (0.1%)
Aztar Corp. (a) ..............................          111,500          787,469
                                                                      ----------

CELLULAR TELEPHONE (0.1%)
United States Cellular Corp. (a) .............           19,400          574,725
                                                                      ----------

CHEMICALS (0.6%)
Agrium, Inc. .................................          181,100        2,082,650
IMC Global, Inc. .............................           66,900        2,341,500
Imperial Chemical Industries, PLC
  ADR (f) ....................................           25,000        1,421,875
                                                                      ----------
                                                                       5,846,025
                                                                      ----------

COMPUTERS & OFFICE EQUIPMENT (0.9%)
3DO Company, (The) (a) .........................         71,000          248,500
Applied Magnetics Corp. (a) ....................         60,900        1,377,862
HMT Technology Corp. (a) .......................          1,200           15,525
InaCom Corp. (a) ...............................         77,200        2,402,850
Microsoft Corp. (a) ............................          2,000          252,750
Quantum Corp. (a) ..............................         30,960          630,810
S3, Incorporated (a) ...........................          4,300           47,300
Sequent Computer Systems, Inc. (a) .............         25,500          537,094
Trident Microsystems, Inc. (a) .................         10,300          115,875
Unisys Corp. (a) ...............................        151,000        1,151,375
Vanstar Corp. (a) ..............................          3,000           42,375
Viasoft, Inc. (a) ..............................          5,000          253,750
Viewlogic Systems, Inc. (a) ....................         55,950          818,269
                                                                       ---------
                                                                       7,894,335
                                                                       ---------

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay Convertible Fund

                                                        Shares          Value
                                                  ==============================
COMMON STOCKS (Continued)
CONGLOMERATES (0.1%)
Corning, Inc. ................................           21,900       $1,218,188
                                                                      ----------

DOMESTIC OIL & GAS (0.1%)
Enron Oil & Gas Co. ..........................           76,300        1,382,937
                                                                      ----------

DOMESTIC OILS (0.2%)
Santa Fe Energy Resources, Inc. (a) ..........          105,200        1,545,125
                                                                      ----------

DRUGS (0.3%)
Alza Corp. (a) ...............................           35,000        1,012,812
ICN Pharmaceuticals, Inc. ....................           36,113        1,035,992
Sepracor, Inc. (a) ...........................           25,000          645,312
                                                                      ----------
                                                                       2,694,116
                                                                      ----------

ELECTRIC UTILITIES (1.0%)
Long Island Lighting Co. .....................          104,900        2,412,700
PECO Energy Co. ..............................           72,000        1,512,000
Western Resources, Inc. ......................           60,000        1,946,250
Wisconsin Energy Corp. .......................          127,100        3,145,725
                                                                      ----------
                                                                       9,016,675
                                                                      ----------

ELECTRICAL EQUIPMENT (0.1%)
C-Cube Microsystems, Inc. (a) ................            1,500           26,344
MagneTek, Inc. (a) ...........................           75,000        1,246,875
                                                                      ----------
                                                                       1,273,219
                                                                      ----------

ENERGY (0.3%)
Abacan Resource Corp. (a) ....................          330,500        1,053,469
Seagull Energy Corp. (a) .....................          104,200        1,823,500
Triton Energy Ltd. (a) .......................            6,100          279,456
                                                                      ----------
                                                                       3,156,425
                                                                      ----------

FINANCE (0.4%)
Everest Reinsurance Holdings, Inc. ...........           35,100        1,390,837
Standard & Poor's 500
  Depositary Receipts (k) ....................           30,100        2,661,969
                                                                      ----------
                                                                       4,052,806
                                                                      ----------

FINANCIAL SERVICES (0.1%)
Cityscape Financial Corp. (a) ................           18,700          372,831
Finova Group, Inc. ...........................           10,000          765,000
                                                                      ----------
                                                                       1,137,831
                                                                      ----------


                                                        Shares          Value
                                                  ==============================
GAS UTILITIES (0.0%) (b)
United Gas Holdings Corp. (a)(d)(g) ..........           29,712       $   50,510
                                                                      ----------

HEALTH CARE (0.5%)
Foundation Health Systems, Inc.
  Class A (a) ................................           37,500        1,136,719
Horizon/CMS Healthcare Corp. (a) .............           57,800        1,159,612
NovaCare, Inc. (a) ...........................            5,000           69,375
Regency Health Services, Inc. (a) ............          140,200        2,155,575
                                                                      ----------
                                                                       4,521,281
                                                                      ----------

INSURANCE (0.6%)
Chubb Corp. ..................................           68,616        4,588,695
Fidelity National Financial, Inc. ............           13,040          220,050
Fremont General Corp. ........................            8,000          322,000
                                                                      ----------
                                                                       5,130,745
                                                                      ----------

INTERNATIONAL OILS (0.1%)
Tarragon Oil & Gas Ltd. (a)(w) ...............           53,500          628,226
                                                                      ----------

MACHINERY (0.3%)
Ingersoll-Rand Co. ...........................           43,000        2,655,250
                                                                      ----------

MEDIA (0.7%)
HSN, Inc. (a) ................................           15,255          476,719
Time Warner, Inc. ............................          130,000        6,272,500
                                                                      ----------
                                                                       6,749,219
                                                                      ----------

MEDICAL EQUIPMENT (0.0%) (b)
Isolyser Co., Inc. (a) .......................           35,800           97,333
Uromed Corp. (a) .............................            9,300           32,550
                                                                      ----------
                                                                         129,883
                                                                      ----------

MINING (0.8%)
Barrick Gold Corp. ...........................          100,000        2,200,000
Battle Mountain Gold Co. .....................          292,800        1,665,300
Homestake Mining Co. .........................          197,500        2,579,844
Inco Ltd. ....................................           15,000          450,938
Stillwater Mining Co. (a) ....................            4,000           85,750
TVX Gold, Inc. (a) ...........................           25,000          132,812
                                                                      ----------
                                                                       7,114,644
                                                                      ----------

OIL SERVICES (0.1%)
Marine Drilling Companies, Inc. (a) ..........           21,500          421,937
                                                                      ----------

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Portfolio of Investments (unaudited) continued


                                                        Shares          Value
                                                  ==============================
COMMON STOCKS (Continued)
PUBLISHING (0.6%)
Golden Books Family
  Entertainment, Inc. (a) ....................          139,500      $ 1,743,750
Hollinger International, Inc. ................          142,000        1,588,625
New York Times Co., Class A ..................           49,700        2,509,850
                                                                     -----------
                                                                       5,842,225
                                                                     -----------

REAL ESTATE (0.1%)
Horizon Group, Inc. ..........................           12,200          163,938
Meditrust Corp. ..............................           25,000          995,312
                                                                     -----------
                                                                       1,159,250
                                                                     -----------

RECREATION & ENTERTAINMENT (0.2%)
Alliance Gaming Corp. (a) ....................          378,144        1,418,040
                                                                     -----------

RESTAURANTS & LODGING (0.2%)
Buffets, Inc. (a) ............................          171,000        1,442,813
                                                                     -----------

RETAIL (1.4%)
Dillards, Inc., Class A ......................           10,000          346,250
Intimate Brands, Inc. ........................           75,000        1,575,000
Michaels Stores, Inc. (a) ....................           76,500        1,620,844
Nordstrom, Inc. ..............................            9,900          485,719
Pier 1 Imports, Inc. .........................            5,800          153,700
Waban, Inc. (a) ..............................          264,646        8,518,308
                                                                     -----------
                                                                      12,699,821
                                                                     -----------

SPECIALIZED SERVICES (0.0%) (b)
AccuStaff, Inc. (a) ..........................            9,000          213,188
                                                                     -----------

STEEL, ALUMINUM & OTHER METALS (0.7%)
J&L Specialty Steel, Inc. ....................           42,800          513,600
Kaiser Aluminum Corp. (a) ....................           21,453          262,799
Newmont Mining Corp. .........................           52,500        2,047,500
Reynolds Metals Co. ..........................           41,816        2,979,390
WHX Corp. (a) ................................           40,000          305,000
                                                                     -----------
                                                                       6,108,289
                                                                     -----------

TECHNOLOGICAL EQUIPMENT (0.6%)
Avid Technology, Inc. (a) ....................           69,700        1,838,337
DII Group, Inc. (a) ..........................           43,000        1,892,000
LTX Corp. (a) ................................          244,900        1,591,850
                                                                     -----------
                                                                       5,322,187
                                                                     -----------


                                                        Shares          Value
                                                  ==============================
TELECOMMUNICATION EQUIPMENT (0.6%)
Bay Networks, Inc. (a) .....................            82,500       $ 2,191,406
Harmonic Lightwaves, Inc. (a) ..............            28,600           489,775
Motorola, Inc. .............................            30,000         2,280,000
QUALCOMM, Inc. (a) .........................             5,000           254,375
                                                                     -----------
                                                                       5,215,556
                                                                     -----------

TELECOMMUNICATION SERVICES (0.3%)
AirTouch Communications, Inc. (a) ..........            80,000         2,190,000
Rogers Communications, Inc.
  Class B (a)(w) ...........................           108,000           677,153
                                                                     -----------
                                                                       2,867,153
                                                                     -----------

TEXTILE & APPAREL (0.2%)
Burlington Industries, Inc. (a) ............            97,000         1,164,000
Shaw Industries, Inc. ......................           104,300         1,108,187
                                                                     -----------
                                                                       2,272,187
                                                                     -----------

TRANSPORTATION--TRUCKING (0.3%)
Caliber System, Inc. .......................            30,000         1,117,500
Yellow Corp. (a) ...........................            56,600         1,266,425
                                                                     -----------
                                                                       2,383,925
                                                                     -----------
Total Common Stocks
  (Cost $122,572,022) ......................                         130,757,402
                                                                     -----------

PREFERRED STOCK (0.6%)

MINING (0.6%)
Freeport-McMoRan
  Copper & Gold, Inc.
  Series Silver (e)(j6)(n) .................           330,000         6,022,500
                                                                     -----------
Total Preferred Stock
  (Cost $5,626,500) ........................                           6,022,500
                                                                     -----------

                                             Principal
                                              Amount
                                          ==============

SHORT-TERM INVESTMENTS (15.6%)

U.S. GOVERNMENT (15.6%)
United States Treasury Notes
  5.875%, due 7/31/97 ...............     $   90,500,000          90,528,055
  8.50%, due 7/15/97 ................         53,725,000          53,792,156
                                                               -------------
Total Short-Term Investments
  (Cost $144,727,763) ...............                            144,320,211
                                                               -------------
Total Investments
  (Cost $882,416,356) (s) ...........              100.4%        928,032,061(t)
Liabilities in Excess of
  Cash and Other Assets .............               (0.4)         (3,980,005)
                                          --------------       -------------
Net Assets ..........................              100.0%      $ 924,052,056
                                          ==============       =============

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay Convertible Fund

                                                        Shares          Value
                                                     ===========================
SHORT POSITIONS (-17.8%)
COMMON STOCKS (-17.8%)

AEROSPACE (-0.3%)
Wyman-Gordon Co. (a) .........................        (106,300)     $(2,870,100)
                                                                    -----------

AIRLINES (-0.1%)
US Airways Group, Inc. (a) ...................         (28,500)        (997,500)
                                                                    -----------

AUTO MANUFACTURING (-0.2%)
Navistar International Corp. (a) .............        (124,100)      (2,140,725)
                                                                    -----------

AUTO PARTS (-0.6%)
MascoTech, Inc. ..............................        (248,000)      (5,177,000)
                                                                    -----------

BANKS (-0.5%)
Banc One Corp. ...............................         (43,400)      (2,102,188)
Union Planters Corp. .........................         (50,800)      (2,635,250)
                                                                    -----------
                                                                     (4,737,438)
                                                                    -----------

BUILDING MATERIALS (-0.1%)
Owens Corning ................................         (24,000)      (1,035,000)
                                                                    -----------

BUILDINGS (-0.3%)
U.S. Home Corp. (a) ..........................        (120,900)      (3,211,406)
                                                                    -----------

CABLE (-0.6%)
Cablevision Systems Corp., Class A (a) .......         (11,800)        (637,200)
Cox Communications, Inc., Class A (a) ........         (40,000)        (960,000)
Tele-Communications, Inc.
  Class A (a) ................................        (178,800)      (2,659,650)
Tele-Communications
  International, Inc.
  Class A (a) ................................         (56,500)        (872,219)
                                                                    -----------
                                                                     (5,129,069)
                                                                    -----------

CAPITAL GOODS (-0.2%)
Cooper Industries, Inc. ......................         (30,000)      (1,492,500)
                                                                    -----------

CELLULAR TELEPHONE (-0.1%)
United States Cellular Corp. (a) .............         (19,400)        (574,725)
                                                                    -----------

CHEMICALS (-0.1%)
Lyondell Petrochemical Co. ...................         (21,200)        (462,425)
                                                                    -----------

                                                        Shares         Value
                                                  ==============================
COMPUTERS & OFFICE EQUIPMENT (-3.7%)
Apple Computer, Inc. (a) ...................         (132,600)     $ (1,889,550)
Applied Magnetics Corp. (a) ................         (382,800)       (8,660,850)
InaCom Corp. (a) ...........................         (214,400)       (6,673,200)
Microsoft Corp. (a) ........................          (76,000)       (9,604,500)
Quantum Corp. (a) ..........................         (138,400)       (2,819,900)
S3, Incorporated (a) .......................         (115,500)       (1,270,500)
Safeguard Scientifics, Inc. (a) ............          (89,000)       (2,831,312)
Vanstar Corp. (a) ..........................          (25,000)         (353,125)
Viasoft, Inc. (a) ..........................           (5,000)         (253,750)
                                                                   ------------
                                                                    (34,356,687)
                                                                   ------------

CONGLOMERATES (-0.6%)
Corning, Inc. ..............................          (98,500)       (5,479,062)
                                                                   ------------

CONSUMER SERVICES (-0.6%)
ADT Ltd. (a) ...............................         (178,300)       (5,883,900)
                                                                   ------------

DOMESTIC OIL & GAS (-0.2%)
Enron Oil & Gas Co. ........................          (76,625)       (1,388,828)
Snyder Oil Corp. ...........................           (4,600)          (84,525)
                                                                   ------------
                                                                     (1,473,353)
                                                                   ------------

DOMESTIC OILS (-0.3%)
Occidental Petroleum Corp. .................          (78,400)       (1,964,900)
Parker & Parsley Petroleum Co. .............          (24,700)         (873,762)
                                                                   ------------
                                                                     (2,838,662)
                                                                   ------------

DRUGS (-0.2%)
Alza Corp. (a) .............................          (27,000)         (781,312)
ICN Pharmaceuticals, Inc. ..................          (23,600)         (677,025)
                                                                   ------------
                                                                     (1,458,337)
                                                                   ------------

ELECTRICAL EQUIPMENT (-0.0%) (b)
Elsag Bailey Process
  Automation N.V. (a) ......................          (25,000)         (459,375)
                                                                   ------------

ENERGY (-0.9%)
Chevron Corp. ..............................         (106,275)       (7,857,708)
Triton Energy Ltd. (a) .....................           (6,100)         (279,456)
                                                                   ------------
                                                                     (8,137,164)
                                                                   ------------

FINANCE (-0.4%)
Everest Reinsurance Holdings, Inc. .........          (35,100)       (1,390,837)
Standard and Poor's 500 Depositary
  Receipts (k) .............................          (30,100)       (2,661,969)
                                                                   ------------
                                                                     (4,052,806)
                                                                   ------------


The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Portfolio of Investments (unaudited) continued

                                                        Shares          Value
                                                    ============================
COMMON STOCKS (Continued)
FINANCIAL SERVICES (-1.6%)
Cityscape Financial Corp. (a) ..............          (78,000)     $ (1,555,125)
Finova Group, Inc. .........................          (10,000)         (765,000)
Salomon, Inc. ..............................         (165,000)       (9,178,125)
SunAmerica, Inc. ...........................          (68,000)       (3,315,000)
                                                                   ------------
                                                                    (14,813,250)
                                                                   ------------

FOOD, BEVERAGES & TOBACCO (-0.3%)
Chiquita Brands International, Inc. ........          (37,000)         (508,750)
Chock Full O' Nuts Corp. (a) ...............           (8,100)          (59,231)
Grand Metropolitan, PLC ADR (f) ............          (61,900)       (2,425,706)
                                                                   ------------
                                                                     (2,993,687)
                                                                   ------------

GAS UTILITIES (-0.0%) (b)
Consolidated Natural Gas Co. ...............           (4,700)         (252,919)
                                                                   ------------

HEALTH CARE (-0.1%)
NovaCare, Inc. (a) .........................          (10,000)         (138,750)
OccuSystems, Inc. (a) ......................             (900)          (26,100)
RoTech Medical Corp. (a) ...................          (47,000)         (942,938)
                                                                   ------------
                                                                     (1,107,788)
                                                                   ------------

HOUSEHOLD PRODUCTS (-0.5%)
Amway Japan Ltd. (x) .......................          (97,400)       (3,302,560)
Amway Japan Ltd. ADR (f) ...................          (73,977)       (1,280,727)
                                                                   ------------
                                                                     (4,583,287)
                                                                   ------------

INSURANCE (-0.3%)
Fremont General Corp. ......................          (67,200)       (2,704,800)
                                                                   ------------

MACHINERY (-0.2%)
Ingersoll-Rand Co. .........................          (26,500)       (1,636,375)
                                                                   ------------

MEDIA (-0.4%)
HSN, Inc. (a) ..............................          (15,255)         (476,719)
Time Warner, Inc. ..........................          (58,400)       (2,817,800)
                                                                   ------------
                                                                     (3,294,519)
                                                                   ------------

MEDICAL EQUIPMENT (-0.2%)
McKesson Corp. .............................          (25,000)       (1,937,500)
                                                                   ------------

                                                        Shares          Value
                                                    ============================
MINING (-0.1%)
Inco Ltd. ..................................          (15,000)     $   (450,938)
Stillwater Mining Co. (a) ..................           (4,000)          (85,750)
                                                                   ------------
                                                                       (536,688)
                                                                   ------------

PAPER & FOREST PRODUCTS (-0.9%)
International Paper Co. ....................         (135,100)       (6,560,794)
James River Corp. of Virginia ..............          (50,000)       (1,850,000)
                                                                   ------------
                                                                     (8,410,794)
                                                                   ------------

POLLUTION & RELATED (-0.2%)
Republic Industries, Inc. (a) ..............          (16,500)         (400,125)
Waste Management, Inc. .....................          (50,000)       (1,606,250)
                                                                   ------------
                                                                     (2,006,375)
                                                                   ------------

PUBLISHING (-0.0%) (b)
Times Mirror Co., Class A ..................           (5,000)         (284,063)
                                                                   ------------

REAL ESTATE (-0.0%) (b)
Security Capital Pacific Trust .............          (19,300)         (441,488)
                                                                   ------------

RESTAURANTS & LODGING (-0.3%)
McDonald's Corp. ...........................          (65,650)       (3,171,716)
                                                                   ------------

RETAIL (-1.5%)
Costco Companies, Inc. (a) .................          (79,103)       (2,600,511)
Home Depot, Inc. ...........................          (74,500)       (5,135,844)
Michaels Stores, Inc. (a) ..................         (111,400)       (2,360,287)
Pier 1 Imports, Inc. .......................           (9,900)         (262,350)
Saks Holdings, Inc. (a) ....................          (90,000)       (2,250,000)
Waban, Inc. (a) ............................          (34,800)       (1,120,125)
                                                                   ------------
                                                                    (13,729,117)
                                                                   ------------

SPECIALIZED SERVICES (-0.1%)
CUC International, Inc. (a) ................          (54,000)       (1,393,875)
                                                                   ------------

TECHNOLOGICAL EQUIPMENT (-0.1%)
Avid Technology, Inc. (a) ..................           (5,000)         (131,875)
DII Group, Inc. (a) ........................          (15,000)         (660,000)
                                                                   ------------
                                                                       (791,875)
                                                                   ------------

TELECOMMUNICATION EQUIPMENT (-0.9%)
Harmonic Lightwaves, Inc. (a) ..............          (28,600)         (489,775)
Motorola, Inc. .............................          (30,000)       (2,280,000)
QUALCOMM, Inc. (a) .........................         (100,000)       (5,087,500)
                                                                   ------------
                                                                     (7,857,275)
                                                                   ------------

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay Convertible Fund

                                                        Shares          Value
                                                  ==============================
COMMON STOCKS (Continued)
TRANSPORTATION (-0.1%)
Airborne Freight Corp. ...................           (12,600)     $    (527,625)
                                                                  -------------
Total Short Positions
  (Proceeds $149,741,231) ................                        $(164,442,250)
                                                                  =============

----------
(a)   Non-income producing securities.
(b)   Less than one tenth of a percent.
(c)   May be sold to institutional investors only.
(d)   Fair valued securities.
(e)   Partially segregated as margin against common stock short position.
(f)   ADR--American Depository Receipt.
(g)   Issuer in bankruptcy.
(h)   Issuer in default.
(i) PEPS--Premium Exchangeable Participating Shares--each PEP is exchangeable for 1.25 American Depository Shares of Amway Japan on 2/15/99.
(j1) Depository Shares--each share represents one-hundredth of a share of Series B preferred stock.
(j2) Depository Shares--each share represents one-tenth of a share of Series I convertible preferred stock.
(j3) Depository Shares--each share represents one-fourth of a share of $6.00 preferred stock.
(j4) Depository Shares--each share represents one-fourth of a share of Series L $14.00 convertible preferred stock.
(j5) Depository Shares--each share represents one-hundredth of a share of Series P preferred stock.
(j6) Depository Shares--each share represents 0.025 shares of a share of silver denominated preferred stock.
(k) Each receipt represents approximately one-tenth the value of the S&P 500 Index.
(l) 357 Units--each unit reflects an interest in 1,000 Noncumulative Mandatory Convertible preference shares of The Fuji Bank, Ltd. The preference shares are convertible into ordinary shares at an initial conversion price of
      (Yen) 2,002 per ordinary share at a future date.
(m1) STRYPES--Structured Yield Product Exchangeable for Cox Communications, Inc. common stock.
(m2) STRYPES--Structured Yield Product Exchangeable for SunAmerica, Inc. common stock.
(n)   Dividend equals U.S. dollar equivalent of 0.04125 oz. of silver per share.
(o)   MEDS--Mandatorily Exchangeable Debt Security.
(p)   Yankee bonds.
(q) CIK ("Cash in Kind")--interest payment is made with cash or additional securities.
(r) Convertible into Inamed Corp. at a conversion ratio of 2,924.7693 per 5,000 shares of Italy Province (Republic of).
(s)   The cost for Federal income tax purposes is $883,198,422.
(t) At June 30, 1997, net unrealized appreciation was $44,833,639, based on cost for Federal income tax purposes. This consisted of aggregate gross unrealized appreciation for all investments on which there was an excess of market value over cost of $66,062,298 and aggregate gross unrealized depreciation for all investments on which there was an excess of cost over market value of $21,228,659.
(u)   Convertible into Republic Industries, Inc.
(v) Exchangeable Capital Units--each unit consists of (a) US $25 principal amount of 7 1/8% Perpetual Capital Securities and (b) a Purchase Contract that enables the holders to make Optional Unit Exchanges (option to exchange all or any part of its Capital Units at any time for ordinary shares of the Bank at the rate of 1.6365 Bank ordinary shares per Capital Units, or at the Banks option, the cash equivalent of such shares).
(w)   Canadian securities.
(x)   Japanese securities.
(Yen) Security denominated in Japanese Yen.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of June 30, 1997 (unaudited)

ASSETS:
Investment in securities, at value (identified cost $882,416,356) ..............................................    $   928,032,061
Cash ...........................................................................................................            218,422
Deposit with broker for securities sold short ..................................................................        149,741,231
Receivables:
  Dividends and interest .......................................................................................         18,248,335
  Investment securities sold ...................................................................................         14,078,529
  Fund shares sold .............................................................................................            636,772
                                                                                                                    ---------------
   Total assets ................................................................................................      1,110,955,350
                                                                                                                    ---------------
LIABILITIES:
Securities sold short (proceeds $149,741,231) ..................................................................        164,442,250
Payables:
  Investment securities purchased ..............................................................................         10,699,942
  Fund shares redeemed .........................................................................................          1,155,223
  NYLIFE Distributors ..........................................................................................            902,679
  Adviser ......................................................................................................            274,677
  Transfer agent ...............................................................................................            162,417
  Dividends on securities sold short ...........................................................................            144,958
  Custodian ....................................................................................................              5,953
  Trustees .....................................................................................................              5,202
Accrued expenses ...............................................................................................            178,226
Dividend payable ...............................................................................................          8,665,154
Unrealized depreciation on forward foreign currency contracts ..................................................            266,613
                                                                                                                    ---------------
   Total liabilities ...........................................................................................        186,903,294
                                                                                                                    ---------------
Net assets .....................................................................................................    $   924,052,056
                                                                                                                    ===============

COMPOSITION OF NET ASSETS:
Shares of beneficial interest outstanding (par value of $.01 per share) unlimited number of shares authorized
  Class A ......................................................................................................    $        45,003
  Class B ......................................................................................................            597,255
Additional paid-in capital .....................................................................................        864,798,750
Accumulated distribution in excess of net investment income ....................................................           (343,091)
Accumulated undistributed net realized gain on investments .....................................................         28,306,066
Net unrealized appreciation on investments .....................................................................         45,615,705
Net unrealized depreciation on securities sold short ...........................................................        (14,701,019)

Net unrealized depreciation on forward foreign currency contracts ..............................................           (266,613)

                                                                                                                    ---------------
Net assets .....................................................................................................    $   924,052,056
                                                                                                                    ===============
CLASS A
Net assets applicable to outstanding shares ....................................................................    $    64,772,522
                                                                                                                    ===============
Shares of beneficial interest outstanding ......................................................................          4,500,328
                                                                                                                    ===============
Net asset value per share outstanding ..........................................................................    $         14.39
Maximum sales charge (5.50% of offering price) .................................................................               0.84
                                                                                                                    ---------------
Maximum offering price per share outstanding ...................................................................    $         15.23
                                                                                                                    ===============
CLASS B
Net assets applicable to outstanding shares ....................................................................    $   859,279,534
                                                                                                                    ===============
Shares of beneficial interest outstanding ......................................................................         59,725,522
                                                                                                                    ===============
Net asset value and offering price per share outstanding .......................................................    $         14.39
                                                                                                                    ===============

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the six months ended June 30, 1997 (unaudited)

INVESTMENT INCOME:
Income:
  Dividends (a) .............................................................................................          $  7,870,968
  Interest ..................................................................................................            17,291,414
                                                                                                                       ------------
   Total income .............................................................................................            25,162,382
                                                                                                                       ------------
Expenses:
  Distribution--Class B .....................................................................................             2,545,447
  Administration ............................................................................................             1,592,846
  Advisory ..................................................................................................             1,592,846
  Service ...................................................................................................             1,106,143
  Transfer agent ............................................................................................               791,449
  Dividends on securities sold short ........................................................................               739,818
  Interest expense on securities sold short .................................................................               262,973
  Shareholder communication .................................................................................               131,744
  Recordkeeping .............................................................................................                70,199
  Registration ..............................................................................................                66,516
  Custodian .................................................................................................                53,350
  Professional ..............................................................................................                49,230
  Trustees ..................................................................................................                11,763
  Miscellaneous .............................................................................................                 8,173
                                                                                                                       ------------
   Total expenses ...........................................................................................             9,022,497
                                                                                                                       ------------
Net investment income .......................................................................................            16,139,885
                                                                                                                       ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS:
Net realized gain from:
  Security transactions .....................................................................................            18,513,310
  Securities sold short .....................................................................................             3,128,741
  Foreign currency transactions .............................................................................               380,780
                                                                                                                       ------------
Net realized gain on investments and foreign currency transactions ..........................................            22,022,831
                                                                                                                       ------------
Net change in unrealized appreciation (depreciation) on investments:
  Security transactions .....................................................................................            17,916,517
  Securities sold short .....................................................................................            (1,529,522)

  Forward foreign currency contracts ........................................................................              (678,369)

                                                                                                                       ------------
Net unrealized gain on investments and foreign currencies ...................................................            15,708,626
                                                                                                                       ------------
Net realized and unrealized gain on investments and foreign currency transactions ...........................            37,731,457
                                                                                                                       ------------
Net increase in net assets resulting from operations ........................................................          $ 53,871,342
                                                                                                                       ============

----------
(a) Dividends recorded net of foreign withholding taxes of $3,507.


The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Changes in Net Assets

                                                                                                      Six months
                                                                                                         ended        Year ended
                                                                                                        June 30,     December 31,
                                                                                                          1997*           1996
                                                                                                     =============    =============
INCREASE IN NET ASSETS:
Operations:
  Net investment income ..........................................................................   $  16,139,885    $  26,085,604
  Net realized gain on investments ...............................................................      18,513,310       43,583,816
  Net realized gain (loss) on short sale transactions ............................................       3,128,741       (4,786,612)
  Net realized gain on foreign currency transactions .............................................         380,780          750,486
  Net change in unrealized appreciation on security transactions .................................      17,916,517       13,120,801
  Net change in unrealized depreciation on securities sold short .................................      (1,529,522)      (8,782,317)
  Net change in unrealized appreciation (depreciation) on forward foreign currency contracts .....        (678,369)         262,408
                                                                                                     -------------    -------------
  Net increase in net assets resulting from operations ...........................................      53,871,342       70,234,186
                                                                                                     -------------    -------------
Dividends and distributions to shareholders:
  From net investment income:
   Class A .......................................................................................      (1,301,811)      (2,097,940)

   Class B .......................................................................................     (14,917,557)     (26,160,372)

  From net realized gain on investments:
   Class A .......................................................................................              --       (2,448,253)

   Class B .......................................................................................              --      (34,512,908)

                                                                                                     -------------    -------------
     Total dividends and distributions to shareholders ...........................................     (16,219,368)     (65,219,473)
                                                                                                     -------------    -------------
Capital share transactions:
  Net proceeds from sale of shares:
   Class A .......................................................................................      11,522,055       36,576,622
   Class B .......................................................................................      97,297,864      390,110,257
  Net asset value of shares issued to shareholders in reinvestment of dividends and distributions:
   Class A .......................................................................................         631,180        4,131,694
   Class B .......................................................................................       6,157,189       54,652,050
                                                                                                     -------------    -------------
                                                                                                       115,608,288      485,470,623
  Cost of shares redeemed:
   Class A .......................................................................................      (6,581,049)     (11,095,108)
   Class B .......................................................................................     (76,490,905)     (79,823,414)
                                                                                                     -------------    -------------
     Increase in net assets derived from capital share transactions ..............................      32,536,334      394,552,101
                                                                                                     -------------    -------------
     Net increase in net assets ..................................................................      70,188,308      399,566,814
NET ASSETS:
Beginning of period ..............................................................................     853,863,748      454,296,934
                                                                                                     -------------    -------------
End of period ....................................................................................   $ 924,052,056    $ 853,863,748
                                                                                                     =============    =============
Accumulated distribution in excess of net investment income ......................................   $    (343,091)   $    (263,608)
                                                                                                     =============    =============

----------
*    Unaudited.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

                                   Class A            Class B          Class A           Class B        Class A        Class B

                                ============      =============     ============     =============    ==========     ===========

                                      Six months ended                        Year ended                      Year ended

                                        June 30, 1997*                    December 31, 1996                December 31, 1995

                                ===============================     ==============================    ==========================


Net asset value at
  beginning of period .........       $13.81             $13.80           $13.45            $13.45        $11.67          $11.67

                                ------------      -------------     ------------     -------------    ----------     -----------

Net investment income .........         0.27               0.24             0.57              0.48          0.59            0.51

Net realized and unrealized
  gain (loss) on
  investments .................         0.58               0.58             1.02              1.02          2.14            2.14

Net realized and unrealized
  gain (loss) on foreign
  currency transactions .......         0.02               0.02             0.02              0.02         (0.00)(b)       (0.00)(b)

                                ------------      -------------     ------------     -------------    ----------     -----------

Total from investment
  operations ..................         0.87               0.84             1.61              1.52          2.73            2.65

                                ------------      -------------     ------------     -------------    ----------     -----------

Less dividends and
  distributions:
From net investment
  income ......................        (0.29)             (0.25)           (0.62)            (0.54)        (0.55)          (0.47)

From net realized gain
  on investments ..............           --                 --            (0.63)            (0.63)        (0.40)          (0.40)

                                ------------      -------------     ------------     -------------    ----------     -----------

Total dividends and
  distributions ...............        (0.29)             (0.25)           (1.25)            (1.17)        (0.95)          (0.87)

                                ------------      -------------     ------------     -------------    ----------     -----------

Net asset value at end of
  period ......................       $14.39             $14.39           $13.81            $13.80        $13.45          $13.45

                                ============      =============     ============     =============    ==========     ===========

Total investment return (a) ...         6.38%              6.14%           12.13%            11.39%        23.72%          23.02%



Ratios (to average net assets)/
  Supplemental Data:
   Net investment
     income ...................         4.23%+             3.61%+            4.4%              3.8%          4.9%            4.3%

   Expenses ...................         1.46%+             2.08%+            1.5%              2.1%          1.5%            2.1%

Portfolio turnover rate .......          123%               123%             296%              296%          243%            243%

Average commission rate
  paid ........................      $0.0456            $0.0456          $0.0468           $0.0468           (c)             (c)

Net assets at end of
  period (in 000's) ...........      $64,772           $859,280          $56,621          $797,243       $26,836        $427,461


                                                           Class B
                               ==========================================================
                                September 1
                                 through                   Year ended August 31
                                December 31     =========================================
                                   1994**           1994           1993           1992
                               ===========      ===========     ==========     ==========
Net asset value at
  beginning of period .........     $12.83           $13.92         $11.46         $10.10
                               -----------      -----------     ----------     ----------
Net investment income .........       0.19             0.50           0.92           0.32
Net realized and unrealized
  gain (loss) on
  investments .................      (0.71)            0.70           2.45           1.32
Net realized and unrealized
  gain (loss) on foreign
  currency transactions .......         --            (0.01)            --             --
                               -----------      -----------     ----------     ----------
Total from investment
  operations ..................      (0.52)            1.19           3.37           1.64
                               -----------      -----------     ----------     ----------
Less dividends and
  distributions:
From net investment
  income ......................      (0.21)           (0.49)         (0.42)         (0.28)
From net realized gain
  on investments ..............      (0.43)           (1.79)         (0.49)            --
                               -----------      -----------     ----------     ----------
Total dividends and
  distributions ...............      (0.64)           (2.28)         (0.91)         (0.28)
                               -----------      -----------     ----------     ----------
Net asset value at end of
  period ......................     $11.67           $12.83         $13.92         $11.46
                               ===========      ===========     ==========     ==========
Total investment return (a) ...      (4.09%)           8.95%         30.80%         16.43%

Ratios (to average net assets)/
  Supplemental Data:
   Net investment
     income ...................        4.8%+            3.5%           3.4%           2.9%
   Expenses ...................        1.9%+            1.9%           1.9%           2.3%
Portfolio turnover rate .......         77%             269%           370%           291%
Average commission rate
  paid ........................        (c)              (c)            (c)            (c)
Net assets at end of
  period (in 000's) ...........   $180,304         $160,407        $58,943        $28,899

-----------
*    Unaudited.
**   The Fund changed its fiscal year end from August 31 to December 31.
+    Annualized.
(a) Total return is calculated exclusive of sales charges and is not annualized.
(b)  Less than one cent per share.
(c) Disclosure of amount required for fiscal years beginning on or after September 1, 1995.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Notes to Financial Statements (unaudited)


Note 1--Organization and Business:

The MainStay Funds were organized on January 9, 1986 as a Massachusetts Business Trust. The Trust is registered under the Investment Company Act of 1940, as amended, (the "Act") as an open-end management investment company and is comprised of fourteen funds. These financial statements and notes relate only to MainStay Convertible Fund (the "Fund").

The Fund currently offers two classes of shares. Class A shares, whose distribution commenced on January 3, 1995, are offered at net asset value per share plus an initial sales charge. Class B shares are offered without an initial sales charge, although a declining contingent deferred sales charge may be imposed on redemptions made within six years of purchase. Class A shares and Class B shares bear the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights and conditions except that the Class B shares are subject to higher distribution fee rates. Each class of shares bears distribution and/or service fee payments under a distribution plan pursuant to Rule 12b-1 under the Investment Company Act of 1940.

The Fund's investment objective is to seek capital appreciation together with current income.

Note 2--Significant Accounting Policies:

The following is a summary of significant accounting policies followed by the
Fund:

Valuation of Fund Shares. The net asset value per share of each class of shares is calculated on each day the New York Stock Exchange (the "Exchange") is open for trading as of the close of regular trading on the Exchange. The net asset value per share of each class of shares is determined by taking the assets attributable to a class of shares, subtracting the liabilities attributable to that class, and dividing the result by the outstanding shares of that class.

Securities Valuation. Portfolio securities of the Fund are stated at value determined (a) by appraising common and preferred stocks which are traded on the New York Stock Exchange at the last sale price on that day or, if no sale occurs, at the mean between the closing bid and asked prices, (b) by appraising common and preferred stocks traded on other United States national securities exchanges or foreign securities exchanges as nearly as possible in the manner described in (a) by reference to their principal exchange, including the National Association of Securities Dealers National Market System, (c) by appraising over-the-counter securities quoted on the National Association of Securities Dealers NASDAQ system (but not listed on the National Market System) at the bid price supplied through such system, (d) by appraising over-the-counter securities not quoted on the NASDAQ system at prices supplied by the pricing agent or brokers selected by the Adviser, if these prices are deemed to be representative of market values at the regular close of business of the New York Stock Exchange, (e) by appraising debt securities at prices supplied by a pricing agent selected by the Adviser, whose prices reflect broker/dealer supplied valuations and electronic data processing techniques if those prices are deemed by the Adviser to be representative of market values at the regular close of business of the New York Stock Exchange, (f) by appraising options and futures contracts at the last sale price

MainStay Convertible Fund


on the market where such options or futures are principally traded, and (g) by appraising all other securities and other assets, including debt securities for which prices are supplied by a pricing agent but are not deemed by the Adviser to be representative of market values, but excluding money market instruments with a remaining maturity of sixty days or less and including restricted securities and securities for which no market quotations are available, at fair value in accordance with procedures approved by the Trustees. Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost if their term to maturity at purchase was 60 days or less, or by amortizing the difference between market value on the 61st day prior to maturity and value at maturity date if their original term to maturity at purchase exceeded 60 days.

Events affecting the values of certain portfolio securities that occur between the close of trading on the principal market for such securities (foreign markets and over-the-counter markets) and the regular close of the New York Stock Exchange will not be reflected in the Fund's calculation of net asset value unless the Adviser believes that the particular event would materially affect net asset value, in which case an adjustment would be made.

Forward Currency Contracts. A forward currency contract is an agreement to buy or sell currencies of different countries on a specified future date at a specified rate. During the period the forward currency contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market" such contract on a daily basis to reflect the market value of the contract at the end of each day's trading. When the forward currency contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund's basis in the contract. The Fund enters into forward currency contracts in order to hedge its foreign currency denominated investments, receivables and payables against adverse movements in future foreign currency exchange rates.

The use of forward currency contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the statement of assets and liabilities. The contract or notional amounts reflect the extent of the Fund's involvement in these financial instruments. Risks arise from the possible movements in the foreign exchange rates underlying these instruments. The unrealized appreciation/depreciation on forward contracts reflects the Fund's exposure at period end to credit loss in the event of a counterparty's failure to perform its obligations.

Notes to Financial Statements (unaudited) continued

Forward foreign currency contracts open at June 30, 1997:

                                                           Value on
                                      Contract              Trade              Current          Unrealized
                                       Amount                Date               Value          Depreciation
                                      ========             ========            =======         ============
Foreign Currency Sale Contract
------------------------------

Japanese Yen, expiring 9/19/97  (Yen)2,435,260,000        $21,273,705       $21,536,803         $(263,098)
                                                                                                ---------
Foreign Currency Buy Contract
-----------------------------

Japanese Yen, expiring 9/19/97         451,900,000          4,000,000         3,996,485            (3,515)
                                                                                                ---------
Net Depreciation                                                                                $(266,613)
                                                                                                =========

----------
(Yen)  Japanese Yen.

Securities Sold Short. The Fund may engage in short sales as a method of hedging declines in the value of securities owned. When the Fund enters into a short sale, it must segregate the security sold short, or securities equivalent in kind and amount to the securities sold, as collateral for its obligation to deliver the security upon conclusion of the sale. A gain, limited to the price at which the Fund sold the security short, or a loss, unlimited as to dollar amount, will be recognized upon termination of a short sale if the market price on the date the short position is closed out is less or greater, respectively, than the proceeds originally received. Any such gain or loss may be offset, completely or in part, by the change in the value of the hedged investments.

Restricted Securities. A restricted security is a security which has been purchased through a private offering and cannot be resold to the general public without prior registration under the Securities Act of 1933. Disposal of these securities may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult. The Fund may not invest more than 10% of its net assets in illiquid securities. At June 30, 1997 the Fund held no restricted securities.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no Federal income tax provision is required.

Investment income received by a Fund from foreign sources may be subject to foreign income taxes withheld at the source.

Dividends and Distributions to Shareholders. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends quarterly. Income dividends and capital gain distributions are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles.

Security Transactions and Investment Income. The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend

MainStay Convertible Fund

income is recognized on the ex-dividend date and interest income is accrued daily except when collection is not expected. Discounts on securities purchased for the Fund are accreted on the constant yield method over the life of the respective securities or, if applicable, over the period to the first call date.

Income from payment-in-kind securities is recorded daily based on the effective interest method of accrual.

Expenses. Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred except when allocations of direct expenses can otherwise fairly be made. The investment income and expenses (other than expense incurred under the Distribution Plan) and realized and unrealized gains and losses on investments of the Fund are allocated to separate classes of shares based upon their relative net asset value on the date the income is earned or expenses and realized and unrealized gains and losses are incurred. Dividends on short positions are recorded as expenses of the Fund on ex-dividend date.

Use of Estimates. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Note 3--Fees and Related Party Policies:

Investment Advisory and Administration Fees. MacKay-Shields Financial Corporation ("MacKay-Shields") acts as investment adviser to the Fund under an Investment Advisory Agreement. MacKay-Shields is a registered investment adviser and an indirect wholly-owned subsidiary of New York Life Insurance Company ("New York Life"). NYLIFE Distributors Inc. ("NYLIFE Distributors"), an indirect wholly-owned subsidiary of New York Life, is the Administrator for the Fund.

The Trust, on behalf of the Fund, pays the Adviser and Administrator each a monthly fee for the services performed and the facilities furnished at an annual rate of 0.36% of the average daily net assets of the Fund.

Distribution and Service Fees. The Trust, on behalf of the Fund, has a Distribution Agreement with NYLIFE Distributors Inc. (the "Distributor"). The Fund, with respect to each class of shares, has adopted a Distribution Plan (the "Plan") in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Class A Plan, the Distributor receives payments from the Fund at an annual rate of 0.25% of the average daily net assets of the Fund's Class A shares, which is an expense of the Class A shares of the Fund for distribution or service activities as designated by the Distributor. Pursuant to the Class B Plan, the Fund's Class B shares are subject to the payment of a monthly distribution fee, which is an expense of the Class B shares of the Fund, at the annual rate of 0.75% of the lesser of:

Notes to Financial Statements (unaudited) continued

(a) the aggregate gross sales of the Fund's Class B shares since the inception of the Fund (not including reinvestment of dividends or capital gains distributions), less the aggregate net asset value of the Fund's Class B shares exchanged or redeemed since the Fund's inception upon which a contingent deferred sales charge has been imposed or upon which such charge has been waived; or (b) the average daily net assets of the Fund's Class B shares.

The Distribution Plan provides that the Class B shares of the Fund also incur a service fee at the annual rate of 0.25% of the average daily net asset value of the Class B shares of the Fund. Service fee as shown on the statement of operations represents the fees for both Class A shares and Class B shares.

The Plan provides that the distribution fee is payable to NYLIFE Distributors regardless of the amounts actually expended by NYLIFE Distributors for distribution of the Fund's shares and service activities.

NYLIFE Distributors anticipates that its actual distribution expenditures will substantially exceed the distribution fee received by it during the initial years of the operation of the Plan and that in later years its expenditures may be less than the distribution fee.

Sales Charges. The Fund was advised that the amount of sales charge on sales of Class A Fund shares retained by NYLIFE Distributors was $33,616 for the six months ended June 30, 1997. The Fund was also advised that NYLIFE Distributors retained contingent deferred sales charges on redemptions of Class B shares of $744,831 for the six months ended June 30, 1997.

Trustee Fees. Trustees, other than those affiliated with New York Life, MacKay-Shields, NYLIFE Distributors or NYLIFE Securities, are paid an annual fee of $40,000 and $1,000 for each Board and Audit Committee meeting attended plus reimbursement for travel and out-of-pocket expenses. The Trust allocates this expense in proportion to the net assets of the respective Funds.

Other. NYLIFE Distributors has received $66,511 for providing the Fund certain transfer agency services for the period January 1, 1997, through April 30, 1997. Effective May 1, 1997, MainStay Shareholder Services Inc. ("MSS"), an indirect wholly owned subsidiary of New York Life Insurance Company, was appointed Transfer, Dividend Disbursing and Shareholder Servicing Agent. MSS was paid $15,268 for services rendered May 1, 1997, through June 30, 1997.

Fees for the cost of legal services provided to the Fund by the Office of General Counsel of New York Life amounted to $15,299 for the six months ended June 30, 1997.

MainStay Convertible Fund

Fees for recordkeeping services provided to the Fund by NYLIFE Distributors are charged to the Fund. The fee for the six months ended June 30, 1997 amounted to $70,199.

Note 4--Deposit with Broker:

Cash deposited with broker in the amount of $149,741,231 is partially restricted as collateral for securities sold short.


Note 5--Purchases and Sales of Securities (in 000's):

During the six months ended June 30, 1997, purchases and sales of U.S. Government securities were $97,595 and $96,756, respectively. Purchases and sales of securities, other than U.S. Government securities, securities subject to repurchase transactions and short-term securities, were $699,305 and $764,555, respectively.


Note 6--Capital Share Transactions (in 000's):

                                                                                 Six months ended                 Year ended
                                                                                  June 30, 1997*               December 31, 1996
                                                                               ======================        ======================
                                                                               Class A        Class B        Class A        Class B
                                                                               =======        =======        =======        =======
Shares sold ............................................................           821          6,946          2,602         27,714
Shares issued in reinvestment of dividends and distributions ...........            46            449            297          3,935
                                                                               -------        -------        -------        -------
                                                                                   867          7,395          2,899         31,649
Shares redeemed ........................................................          (468)        (5,451)          (793)        (5,658)

                                                                               -------        -------        -------        -------
Net increase ...........................................................           399          1,944          2,106         25,991
                                                                               =======        =======        =======        =======

----------
*    Unaudited.

                       This page intentionally left blank

The MainStay Funds

GROWTH FUNDS
------------------------------------------------------------------------------------------------------------------------------------

FUND                          RISK/REWARD         HOW IT INVESTS                          CHOOSE THIS FUND IF...
------------------------------------------------------------------------------------------------------------------------------------

                              [Horizontal bar     Invests primarily in common stocks      You want your investments to grow
Capital Appreciation Fund     graph indicating    of companies in expanding markets       and are willing to accept a higher
                              risk/reward of      with strong growth potential            level of risk for higher return potential
                              Fund]
------------------------------------------------------------------------------------------------------------------------------------

                              [Horizontal bar     Invests in a portfolio that tracks      You seek a conservative way to partici-
Equity Index Fund             graph indicating    the makeup and returns of the           pate in the growth potential of stocks+
                              risk/reward of      S&P 500*
                              Fund]
------------------------------------------------------------------------------------------------------------------------------------

                              [Horizontal bar     Offers broad diversification into       You prefer the higher return potential
International Equity Fund     graph indicating    international stock markets with        of international equities or want to
                              risk/reward of      an emphasis on risk control             add diversification to your domestic
                              Fund]                                                       investments++

------------------------------------------------------------------------------------------------------------------------------------

GROWTH & INCOME FUNDS
------------------------------------------------------------------------------------------------------------------------------------

FUND                          RISK/REWARD         HOW IT INVESTS                          CHOOSE THIS FUND IF...
------------------------------------------------------------------------------------------------------------------------------------

CONVERTIBLE FUND              [Horizontal bar     Invests in convertible securities for   You want income from securities that
                              graph indicating    a special blend of long-term growth     may offer growth potential if converted
As of 6/2/97, this Fund       risk/reward of      potential and dividend income           into common stock
was closed to new investors.  Fund]

------------------------------------------------------------------------------------------------------------------------------------

                              [Horizontal bar     Balances current income with growth     You seek a combination of income and
Total Return Fund             graph indicating    opportunities by investing in stocks,   growth potential and want to manage
                              risk/reward of      bonds, and money market instruments     risk through diversification
                              Fund]
------------------------------------------------------------------------------------------------------------------------------------

                              [Horizontal bar     Seeks undervalued stocks with           You seek to maximize total return from
Value Fund                    graph indicating    attractive dividends and a stimulus     securities which may have more poten-
                              risk/reward of      for positive change                     tial than the market currently sees
                              Fund]
------------------------------------------------------------------------------------------------------------------------------------


* The S&P 500 is an unmanaged index and is considered to be generally representative of the U.S. stock market. The MainStay Funds are neither sponsored by nor affiliated with Standard & Poor's.

+ The original investment is guaranteed provided it is held for 10 years with all dividend and capital gain distributions reinvested. If shares are redeemed prior to or after the one-day guarantee date, the investor loses the benefit of the guarantee with respect to those shares.

++ Investments in foreign securities may be subject to greater risks than domestic investments. These risks include currency fluctuations, changes in U.S. or foreign tax or currency laws, and changes in monetary policies and economic and political conditions in foreign countries.

(S) While individual securities owned by the Government Fund may be guaranteed by the U.S. government and its agencies, the share price of the Fund is not guaranteed and will fluctuate with market conditions.

||   Certain of the Fund's investments may be speculative.

# Investments in the Money Market Fund are neither insured nor guaranteed by the U.S. government and there is no assurance that the Fund will be able to maintain a stable net asset value of $1.00 per share; investment returns will vary with market conditions.

** A small portion of the Fund's income may be subject to state and local taxes and the Alternative Minimum Tax. Capital gains, if any, may also be taxed.

INCOME FUNDS
------------------------------------------------------------------------------------------------------------------------------------

FUND                          RISK/REWARD         HOW IT INVESTS                          CHOOSE THIS FUND IF...
------------------------------------------------------------------------------------------------------------------------------------

                              [Horizontal bar     Seeks a high level of current income    You are seeking to combine high
Government Fund               graph indicating    consistent with safety of principal     current income and safety of  principal
                              risk/reward of      primarily from U.S. government
                              Fund]               securities(S)

------------------------------------------------------------------------------------------------------------------------------------

                              [Horizontal bar     An aggressive high-yield bond           You want to maximize current income
High Yield                    graph indicating    fund that is actively managed for       and can accept the higher risk of
Corporate Bond Fund           risk/reward of      maximum current income||                securities with high yield potential
                              Fund]

------------------------------------------------------------------------------------------------------------------------------------

                              [Horizontal bar     Seeks high current yields and           You prefer the higher return potential
International Bond Fund       graph indicating    competitive total return from non-      of international bonds or want to
                              risk/reward of      U.S. bonds with an emphasis on          add diversification to your domestic
                              Fund]               risk control                            investments++

------------------------------------------------------------------------------------------------------------------------------------

                              [Horizontal bar     Seeks to provide current income,        You are averse to risk or want to earn
Money Market Fund             graph indicating    stability of principal, and liquidity,  competitive yields on cash you're plan-
                              risk/reward of      with free checkwriting#                 ning to spend or invest in the near future
                              Fund]

------------------------------------------------------------------------------------------------------------------------------------

                              [Horizontal bar     Seeks current income and competi-       You seek to combine the return potential
Strategic Income Fund         graph indicating    tive overall return by investing in     of high-grade, high-yield,|| and inter-
                              risk/reward of      a diversified portfolio of domestic     national bonds and want to manage risk
                              Fund]               and foreign debt securities++           through multimarket diversification

------------------------------------------------------------------------------------------------------------------------------------

TAX-FREE INCOME FUNDS
------------------------------------------------------------------------------------------------------------------------------------

FUND                          RISK/REWARD         HOW IT INVESTS                          CHOOSE THIS FUND IF...
------------------------------------------------------------------------------------------------------------------------------------

                              [Horizontal bar     Seeks high current income exempt        You are a California resident and want to
California Tax Free Fund      graph indicating    from both federal and California        keep more of what you earn by invest-
                              risk/reward of      income taxes consistent with            ing for income that's double tax free**
                              Fund]               preservation of capital**

------------------------------------------------------------------------------------------------------------------------------------

                              [Horizontal bar     Seeks high current income exempt        You are a New York State or City resident
New York Tax Free Fund        graph indicating    from federal, New York State, and       and want to keep more of what you earn
                              risk/reward of      New York City income taxes consis-      with income that's double or triple tax
                              Fund]               tent with preservation of capital**     free**

------------------------------------------------------------------------------------------------------------------------------------

                              [Horizontal bar     Seeks high current income exempt        You are in a high federal income tax
Tax Free Bond Fund            graph indicating    from regular federal income tax con-    bracket or want to pay less of your
                              risk/reward of      sistent with preservation of capital**  investment income to the IRS
                              Fund]
------------------------------------------------------------------------------------------------------------------------------------


A word about risk and reward

The "thermometers" in the tables above show how much risk the investor must assume and the related return potential. Generally speaking, investments with higher return potential also carry higher risks. So, the longer the indicator bar, the higher the risk and reward potential of the Fund.

The prospectus contains information on advisory fees, other expenses, and share classes. Please read it carefully before you invest or send any money. Shares must be offered in the investor's state of residence.

--------------------------------------------------------------------------------
                               MAINSTAY
                                 Convertible Fund
--------------------------------------------------------------------------------


                                   [GRAPHIC]


                                Semiannual Report

                                June 30, 1997

                                Unaudited

                               [LOGO] MAINSTAY(R)
                                     FUNDS




                               OFFICERS & TRUSTEES

             Alice T. Kane     Chairperson and Trustee
             Walter W. Ubl     President, Chief Executive Officer, and Trustee
           Edward J. Hogan     Trustee
             Harry G. Hohn     Trustee
  Nancy Maginnes Kissinger     Trustee
          Terry L. Lierman     Trustee
       Donald E. Nickelson     Trustee
            Donald K. Ross     Trustee
       Richard S. Trutanic     Trustee
        Jefferson C. Boyce     Senior Vice President
        Anthony W. Polis       Chief Financial Officer
        Richard W. Zuccaro     Tax Vice President
       A. Thomas Smith III     Secretary

                              Dechert Price & Rhoads
                                  Legal Counsel


[LOGO] MAINSTAY(R) FUNDS


NYLIFE Distributors Inc.
Morris Corporate Center, Building A
300 Interpace Parkway
Parsippany, New Jersey 07054
Administrator & Distributor of The MainStay Funds

http://www.mainstayfunds.com

NYLIFE Distributors Inc., member NASD, is an indirect wholly owned subsidiary of New York Life Insurance Company.

[LOGO] NEW YORK LIFE

This report is provided for the information of shareholders of the MainStay Convertible Fund. It may be given to others only when preceded or accompanied by an effective MainStay Funds prospectus. This report does not offer to sell any securities or solicit orders to buy them.

(C)1997. All rights reserved.                                      MSSA06-08/97
[GRAPHIC]

Table of Contents

Chairperson's Letter                                                          2

MainStay Equity Index Fund Highlights                                         4

$10,000 Invested in the MainStay
Equity Index Fund versus S&P 500
and Inflation                                                                 5

Portfolio Management Discussion and Analysis                                  6

Year-by-Year & Six-Month Performance                                          7

Diversification by Industry--Top 5                                            9

Returns & Lipper Rankings                                                    10

Top 10 Equity Holdings                                                       11

Portfolio of Investments                                                     12

Unaudited Financial Statements                                               22

Notes to Financial Statements                                                26

The MainStay Funds                                                           32

--------------------------------------------------------------------------------
[GRAPHIC]

Chairperson's Letter

After a remarkable six-year period of expansion, the U.S. economy continued to grow throughout the first half of 1997. For most investors, the overall impact was positive, but there were some rough seas along the way.

As the stock market made gains early in the year, concerns about the possibility of impending inflation brought increased price volatility. In late March, the Federal Reserve Board moved to raise interest rates in an effort to slow economic growth. Although this preemptive strike helped keep inflation in check, the initial reaction from both the stock and bond markets was negative. As a result, bond prices faltered and stocks tumbled more than 9% from their peak before both markets began to stabilize.

As employment figures, earnings estimates, and other indicators began to suggest that economic growth was slowing in the second quarter, the stock market not only recovered lost ground, but soared to record highs. With higher valuations, however, the market became increasingly volatile, reacting severely to any news that could signal a shift in buying patterns or interest rates.


Positive performance, emerging concerns

Despite the volatility, domestic stock and bond markets closed the first half of 1997 with positive returns. While Malaysia and Singapore had negative results, most international markets performed well. Given these results, many investors are once again celebrating their good fortune. The underlying volatility, however, should serve to remind us that the level of growth we've enjoyed for more than six years is not typical market behavior.

Certainly no one can predict what will happen next, so it's important to keep recent performance in perspective. We believe that having realistic expectations, as well as a long-range plan and diversified investments can help you work toward achieving your goals, wherever the markets may move.


Solid team approach

At MainStay(R), we believe our risk-averse approach can help provide reassurance to many investors, particularly in uncertain times. Each MainStay Fund is managed by a team of experienced professionals who employ disciplined investment strategies to seek competitive returns with careful attention to downside risk. Our team approach offers investors a combination of experience, insight, and market perspective that few individuals could provide on their own. It also helps provide important checks and balances in security selection, market evaluation, and overall accountability.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Our Fund managers believe that strong companies tend to get stronger in up markets and perform better than average when the markets go down. Using selection criteria appropriate to the individual Funds they manage, they may look for specific catalysts that are likely to stimulate growth, enhance value, or increase yield without taking on unnecessary risk.


Looking forward

As we move into the second half of 1997, we expect that an intensified focus on inflation, interest rates, and corporate earnings will account for much of the momentum driving the market. Regardless of how events unfold, you can be confident that we will hold true to our disciplined management approach.

At MainStay, we believe that having a close relationship with your Registered Representative is one of the best ways to keep your long-term focus in any market environment. Therefore, we urge you to speak with your Registered Representative regularly--whether the market happens to be up or down--so he or she can understand your needs and help keep you on a steady course.

While we've seen positive results for the first half of the year, we remain somewhat cautious. Whatever the future brings, we'll continue to provide the information, service, and support you can consider when making decisions--and the prudent management you depend on to pursue your long-range goals.

Sincerely,

/s/ Alice T. Kane

Alice T. Kane
July 1997

--------------------------------------------------------------------------------

MainStay Equity Index Fund Highlights


                                MARKET HIGHLIGHTS
                         FOR THE 6 MONTHS ENDED 6/30/97
--------------------------------------------------------------------------------
o Low interest rates, low inflation, and economic growth that slowed in the second quarter contributed to outstanding stock performance during the first half of 1997.

o Large-capitalization issues outperformed smaller companies, causing the S&P 500* to outperform most other broad stock market indexes during the reporting period.

o Gains of 25% or more were not uncommon among some of the best-known blue chip stocks, and Microsoft gained more than 52% for the first half of the year.

o The gold, oil exploration & production, and photography/imaging sectors recorded losses for the reporting period, but each represented less than 0.5% of the S&P 500 Index.
--------------------------------------------------------------------------------


                             FUND HIGHLIGHTS FOR THE
                      6- AND 12-MONTH PERIODS ENDED 6/30/97
--------------------------------------------------------------------------------
o One-year total return of 33.71% for Class A shares, excluding all sales charges, as of 6/30/97.

o Best one-year and year-to-date performance all of The MainStay Funds as of 6/30/97.

o Since the Fund invests primarily in larger-capitalization issues, it benefited from the market's strong "bigger is better" mentality during the reporting period.

o The MainStay Equity Index Fund closely tracked the S&P 500 Index over the first half of the year, but lagged its average Lipper+ peer fund for the six months ended 6/30/97.
--------------------------------------------------------------------------------


----------
*    See page 5 for more information on the S&P 500 Index.
+ See footnote + and table on page 10 for more information on Lipper Analytical Services, Inc.

$10,000 Invested in the MainStay
Equity Index Fund versus S&P 500
and Inflation


CLASS A SHARES
[THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

                  MainStay Equity
Period-end          Index Fund          S&P 500*          Inflation+
--------------------------------------------------------------------------------
12/20/90            $ 9,700.00          $10,000.00        $10,000.00
12/91               $12,430.40          $13,040.00        $10,298.00
12/92               $13,200.20          $14,032.00        $10,603.00
12/93               $14,390.90          $15,441.00        $10,893.00
12/94               $14,462.80          $15,645.00        $11,177.00
12/95               $19,656.60          $21,518.00        $11,467.00
12/96               $23,988.20          $26,454.00        $11,847.00
6/97                $28,823.00          $31,909.00        $11,929.00

----------
     This graph assumes an initial investment of $10,000 made on 12/20/90 reflecting the effect of the current maximum sales charge of 3.0%, thereby reducing the amount of the investment to $9,700. All results include reinvestment of distributions at net asset value and the change in share price for the stated period. Past performance is no guarantee of future results.

* "Standard & Poor's 500 Composite Stock Price Index" and "S&P 500" are registered trademarks of Standard & Poor's. The S&P 500 is an unmanaged index and is considered to be generally representative of the U.S. stock market. Results assume the reinvestment of all income and capital gain distributions. The MainStay Funds are neither sponsored by nor affiliated with Standard & Poor's.

+ Inflation is represented by the Consumer Price Index (CPI), which is a commonly used measure of the rate of inflation and shows the changes in the cost of selected goods. It does not represent an investment return.

[GRAPHIC]

Portfolio Management Discussion and Analysis


For the first six months of 1997, the S&P 500 Index* returned 20.62%, nearly twice the historic average total return for an entire year since 1926.+ Several
                           ------------
economic and market factors combined to provide this outstanding performance.

In the first quarter, the Federal Reserve Board moved to raise interest rates in order to stem economic growth. While this briefly had a negative impact on common stocks, economic growth slowed in the second quarter, easing inflation concerns, and the stock market soared to record highs. The combination of low interest rates, low unemployment, and strong corporate earnings has been particularly favorable for large capitalization issues, which have greater
                                 --------------
visibility and greater liquidity in the marketplace. Since the S&P 500 consists of larger-capitalization issues, it benefited strongly from the market's preference for bigger blue chip stocks during the reporting period.
                      ---------

Given this context, how did the MainStay Equity Index Fund do for the first six months of 1997?

For the first six months of 1997, the Fund returned 20.15%, or nearly twice what investors might normally anticipate for an entire year since 1926. While the Fund closely tracked the S&P 500, it underperformed the average Lipper++ S&P 500 Index objective fund, which returned 20.27% for the reporting period. On the other hand, the Fund outperformed the Lipper general equity average, which returned only 12.97% for the first half of 1997.


Did the stock market rise steadily throughout the reporting period?

No, there were some significant declines as well. When the Federal Reserve Board moved to raise interest rates at the end of March, the stock market dropped sharply through the middle of April. After this correction, however, the S&P 500
                                                ----------
showed relatively steady growth through the end of the quarter, with a few down days at the end of the reporting period.


Why did the Fund do so well relative to the general equity average?

The S&P 500 Index is composed primarily of large-capitalization stocks, which substantially outperformed smaller companies. Since the average equity fund tends to contain stocks of companies of various sizes, the Equity Index Fund's concentration among large-capitalization issues worked in its favor. In periods when large-capitalization issues are out of favor, however, the Fund would tend to underperform, since its holdings are determined by the makeup of the S&P 500 Index, rather than what's currently showing stronger performance.


Which stocks contributed the most to the Fund's strong performance?

The largest blue chip stocks with the highest weight in the Index and the best
                                              ------
performance had the greatest overall impact. Among these were General Electric and Coca-Cola, with respective gains of 32.92% and 28.82%, representing 3.29% and 2.45% of the Index, respectively. Microsoft, which represents 2.20% of the Index, gained a spectacular 52.95% for the first half of 1997. Exxon and Merck, with respective weights of 2.17%


[GRAPHIC]

Total return
------------
The performance of an investment with all income and capital gains reinvested.


Capitalization
--------------
The amount of outstanding equity a company has issued. Companies may vary greatly in the amount of equity capital they have raised, and their capitalization may change with new issues or stock repurchases.

----------
*    See page 5 for more information on the S&P 500 Index.

+ Source: Ibbotson Associates, Chicago. Used with permission. All rights reserved. Average annual total return for 1926-1996 was 10.7%. Past performance is no guarantee of future results.

++ See footnote and table on page 10 for more information on Lipper Analytical Services, Inc.

YEAR-BY-YEAR & SIX-MONTH PERFORMANCE
[THE FOLLOWING TABLE WAS REPRESENTED BY A BAR GRAPH IN THE PRINTED MATERIAL.]

                               Total Return
Period-end                           %
-------------------------------------------
12/91                              28.01
12/92                               6.23
12/93                               9.01
12/94                               0.47
12/95                              35.91
12/96                              22.04
6/97                               20.15

----------
See footnote * on page 10 for more information on performance.


and 1.74% in the Index, gained 27.38% and 31.80%, respectively, over the reporting period.


Which were the best performing sectors in the first half of 1997?

Truckers, which had been the weakest performing sector in 1996, provided the best results in both the first and second quarters of 1997, for a year-to-date total return of 96.58%. With a weighting of only 0.02%, however, the sector, which consists of just one stock, Caliber Systems, had little impact on the Index.

Savings & loan stocks, which account for 0.36% of the Index, gained 45.93% for the first half of 1997 and were among the best performing stocks in the first quarter as well. Office equipment and supplies, with a weighting of 0.55%, gained 39.60% for the first six months of the year.


Were there other strong sectors which contributed to the Fund's performance?

In the first quarter, hardware & tools placed among the top three performing sectors, gaining 18.92% in just three months. In the second quarter, machines, which represent just 0.03% of the Index, gained 39.58%. One positive contributor to performance was Cincinnati Milacron, the industry's largest company, which steadily gained 38.82% in the second quarter.

Communication equipment manufacturers also did well in the second quarter, gaining 33.90% for investors and representing a healthy 2.39% of the Index. The two largest companies in this industry, Cisco Systems and Lucent Technologies, gained 39.48% and 36.75%, respectively, in the second quarter of 1997.


Did every sector come out ahead for the first half of the year?

No. There were a few sectors that lost money. Gold, down 17.21%, was the worst performing industry for the first half of the year, largely as a result of European banks selling gold reserves. Low inflation, stable interest rates, and a strong stock market also took their toll, as did reports of fraudulent claims of gold discoveries by small exploration companies.


[GRAPHIC]

Blue chip
---------
Common stock of a nationally recognized company with a long record of profit growth and dividend payment and a reputation for quality management, products, and services. Blue chip stocks may often have relatively high prices and moderate dividend yields.


Correction
----------
A shift in security prices to bring them more in line with historically appropriate levels.


Weighting
---------
The proportion of an index represented by the capitalization of an individual company or sector. Companies or sectors with larger relative amounts of capital will thus have greater weightings in an index in which they are represented.

Oil exploration and production companies lost 12.13% during the first half of the year, reflecting a mild winter and declining oil prices. Photography and imaging companies lost 7.24% over the reporting period. In the second quarter, Eastman Kodak's stock was flat, and IKON (formerly Alco Standard) lost 25.44% when the company issued profit projections well below expected levels. Each of these declining sectors accounted for less than 0.50% of the Index throughout the reporting period.


Why did the Fund underperform the S&P 500 Index?

The returns of the S&P 500 are based on a hypothetical investment. The MainStay Equity Index Fund, on the other hand, is a real-world investment that incurs trading expenses and management fees the Index does not. While the Fund seeks to track the makeup and total return of the Index, it cannot fully replicate the performance of the Index and will usually trail it by at least a small margin. Although the Fund also underperformed the average Lipper S&P 500 Index objective fund, our results were within 12 basis points of the average peer fund--or just over one tenth of one percent off the mark.


Are we likely to see equity returns continue in this range?

The MainStay Equity Index Fund seeks to track the S&P 500 Index. Investors should bear in mind that past performance is no guarantee of future results. While the Equity Index Fund may do well when the stock market rises, it is also designed to track the Index when it remains flat or declines. While economic conditions currently appear favorable for stocks, investors should keep in mind that recent returns have been higher than historical averages since 1926.


James A. Mehling, CFA
Portfolio Manager


[GRAPHIC]

DIVERSIFICATION BY INDUSTRY--TOP 5 AS OF 6/30/97
[THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

Industry                                  Percentage
----------------------------------------------------
Oil--Integrated International                6.3%
Major Regional Banks                         4.6%
Drugs                                        4.4%
Health Care--Diversified                     4.3%
Electrical Equipment                         4.0%
All Other                                   76.4%

----------
Actual percentages will vary over time.


[GRAPHIC}

Returns & Lipper Rankings as of 6/30/97

Fund average annual total returns*
--------------------------------------------------------------------------------
                      1 year        5 years      Life of Fund through 6/30/97
Class A               33.71%         18.63%                  18.14%
--------------------------------------------------------------------------------
Fund SEC returns*
--------------------------------------------------------------------------------
                      1 year        5 years      Life of Fund through 6/30/97
Class A               29.70%         17.91%                  17.59%
--------------------------------------------------------------------------------
Fund Lipper+ rankings & Lipper category returns as of 6/30/97
--------------------------------------------------------------------------------
                      1 year        5 years      Life of Fund through 6/30/97
Equity Index          48 out of      19 out of               13 out of
Fund                  59 funds       20 funds                13 funds

Average Lipper
S&P 500 Index
objective fund        34.00%         19.23%                  18.98%
--------------------------------------------------------------------------------
Fund per share net asset value & distributions for the six months ended 6/30/97
--------------------------------------------------------------------------------
                     NAV 6/30/97     Income               Capital Gains
Class A               $28.08         $0.0000                 $0.0000
--------------------------------------------------------------------------------

----------
* Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that upon redemption, shares may be worth more or less than their original cost. Total returns shown are based on NAV and assume no deduction for applicable sales charges. In compliance with SEC guidelines, SEC returns include the maximum sales charge and show the percentage change for each of the required periods. All returns assume capital gain and dividend distributions are reinvested. The administrator and adviser have agreed to assume a portion of the expenses. The total return for this Fund would have been lower without this voluntary limitation. This voluntary expense limitation may be terminated or revised at any time. The MainStay Equity Index Fund, first offered to the public on 12/20/90, is offered as Class A shares only. As of 1/3/95, shares were subject to an initial sales charge of up to 3% and an annual 12b-1 fee of .25%.

+ Lipper Analytical Services, Inc. is an independent monitor of mutual fund performance. Its rankings are based on total returns with capital gains and dividends reinvested. Results do not reflect any deduction of sales charges. Life of Fund return is for the period 12/20/90 through 6/30/97. For the 12-month period ended 6/30/97, the Lipper general equity average included 2,361 funds and the MainStay Equity Index Fund was ranked 252 out of 2,361; 284 out of 827; and 305 out of 650 funds for the 1-year, 5-year, and since-inception periods, respectively.


[GRAPHIC]

Top 10 Equity Holdings as of 6/30/97

HOLDING                                                        AMOUNT
--------------------------------------------------------------------------------
General Electric Co.                                        $9,938,635
Coca-Cola Co.                                                8,013,926
Exxon Corp.                                                  7,092,180
Microsoft Corp.                                              7,015,455
Merck & Co., Inc.                                            5,804,487
Intel Corp.                                                  5,416,245
Royal Dutch Petroleum Co.                                    5,414,228
Philip Morris Cos.                                           5,006,875
Procter & Gamble Co.                                         4,462,229
International Business Machines Corp.                        4,159,087
--------------------------------------------------------------------------------


[GRAPHIC]

----------
This breakdown is provided for informational purposes only. The Fund's holdings may change daily. A shareholder owns shares of the Fund but does not own a direct interest in any of the specific securities listed above. Short-term securities are excluded. See Portfolio of Investments for specific type of security held.

MainStay Equity Index Fund


                                                   Shares            Value
                                                 ============================
COMMON STOCKS (95.8%)+
AEROSPACE/DEFENSE (1.8%)
Boeing Co. ...........................             33,307        $  1,767,353
General Dynamics Corp. ...............              2,938             220,350
Lockheed Martin Corp. ................              9,181             950,807
McDonnell Douglas Corp. ..............              9,916             679,246
Northrop Grumman Corp. ...............              2,684             235,689
Raytheon Co. .........................             11,071             564,621
Rockwell International Corp. .........             10,084             594,956
United Technologies Corp. ............             11,021             914,743
                                                                 ------------
                                                                    5,927,765
                                                                 ------------

AIRLINES (0.3%)
AMR Corp. (a) ........................              4,185             387,113
Delta Air Lines, Inc. ................              3,502             287,164
Southwest Airlines Co. ...............              6,654             172,172
US Airways Group, Inc. (a) ...........              3,678             128,730
                                                                 ------------
                                                                      975,179
                                                                 ------------

ALUMINUM (0.4%)
Alcan Aluminum Ltd. ..................             10,458             362,762
Aluminum Co. of America ..............              8,079             608,954
Reynolds Metals Co. ..................              3,379             240,754
                                                                 ------------
                                                                    1,212,470
                                                                 ------------

AUTOMOBILES (1.5%)
Chrysler Corp. .......................             31,906           1,046,915
Ford Motor Co. .......................             54,929           2,073,570
General Motors Corp. .................             33,827           1,883,741
                                                                 ------------
                                                                    5,004,226
                                                                 ------------

AUTOPARTS - AFTER MARKET (0.3%)
Cooper Tire & Rubber Co. .............              3,833              84,326
Echlin Inc. ..........................              2,906             104,616
Genuine Parts Co. ....................              8,438             285,837
Goodyear Tire & Rubber Co. (The) .....              7,177             454,394
                                                                 ------------
                                                                      929,173
                                                                 ------------

BEVERAGES - ALCOHOLIC (0.6%)
Anheuser-Busch Cos., Inc. ............             23,051             966,701
Brown-Forman Corp. Class B ...........              3,149             153,711
Coors (Adolph) Co. Class B ...........              1,722              45,848
Seagram Co. Ltd. .....................             17,268             695,037
                                                                 ------------
                                                                    1,861,297
                                                                 ------------

----------
+ Percentages indicated are based on Fund net assets.

                                                   Shares            Value
                                                 ============================
BEVERAGES - SOFT DRINKS (3.2%)
Coca-Cola Co. (d) ....................            114,895        $  8,013,926
PepsiCo, Inc. ........................             71,185           2,673,887
                                                                 ------------
                                                                   10,687,813
                                                                 ------------

BROADCAST/MEDIA (0.4%)
Comcast Corp. Class A ................             15,128             323,361
Tele-Communications TCI Group
  Series A (a) .......................             30,903             459,682
U.S. West Media Group (a) ............             28,144             569,916
                                                                 ------------
                                                                    1,352,959
                                                                 ------------

BUILDING MATERIALS (0.2%)
Masco Corp. ..........................              7,406             309,201
Owens-Corning Corp. ..................              2,354             101,516
Sherwin-Williams Co. .................              8,030             247,926
                                                                 ------------
                                                                      658,643
                                                                 ------------

CHEMICALS (2.3%)
Air Products & Chemicals, Inc. .......              5,154             418,763
Dow Chemical Co. .....................             10,859             946,090
Du Pont (E.I.) De Nemours & Co. ......             54,252           3,411,095
Eastman Chemical Co. .................              3,693             234,505
Goodrich (B.F.) Co. ..................              2,407             104,253
Hercules, Inc. .......................              4,923             235,689
Monsanto Co. .........................             27,303           1,175,735
Praxair, Inc. ........................              7,155             400,680
Rohm & Haas Co. ......................              2,994             269,647
Union Carbide Corp. ..................              6,123             288,164
                                                                 ------------
                                                                    7,484,621
                                                                 ------------

CHEMICALS - DIVERSIFIED (0.3%)
Avery Dennison Corp. .................              4,835             194,005
Engelhard Corp. ......................              6,671             139,674
FMC Corp. (a) ........................              1,703             135,282
PPG Industries, Inc. .................              8,682             504,641
                                                                 ------------
                                                                      973,602
                                                                 ------------

CHEMICALS - SPECIALTY (0.3%)
Grace (W.R.) & Co. ...................              3,393             187,039
Great Lakes Chemical Corp. ...........              3,002             157,230
Morton International, Inc. ...........              6,585             198,785
Nalco Chemical Co. ...................              3,181             122,866
Sigma-Aldrich Corp. ..................              4,709             165,109
                                                                 ------------
                                                                      831,029
                                                                 ------------

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Portfolio of Investments June 30, 1997 (unaudited)

                                                   Shares            Value
                                                 ============================
COMMON STOCKS (Continued)
COMMUNICATION - EQUIPMENT MANUFACTURERS (2.2%)
Andrew Corp. (a) .....................              4,141        $    116,466
Bay Networks, Inc. (a) ...............              9,159             243,286
Cabletron Systems, Inc. (a) ..........              7,315             207,106
Cisco Systems, Inc. (a) ..............             30,840           2,070,135
DSC Communications Corp. (a) .........              5,405             120,261
General Instrument Corp. (a) .........              6,390             159,750
Lucent Technologies Inc. .............             29,561           2,130,239
Northern Telecom Ltd. ................             11,916           1,084,356
Scientific-Atlanta, Inc. .............              3,561              77,897
Tellabs, Inc. (a) ....................              8,368             467,562
3Com Corp. (a) .......................             15,423             694,035
                                                                 ------------
                                                                    7,371,093
                                                                 ------------

COMPUTER - SOFTWARE & SERVICES (3.7%)
Adobe Systems, Inc. ..................              3,334             116,898
Autodesk, Inc. .......................              2,149              82,334
Automatic Data Processing, Inc. ......             13,422             630,834
Ceridian Corp. (a) ...................              3,748             158,353
Computer Associates
  International, Inc. ................             16,881             940,061
Computer Sciences Corp. (a) ..........              3,520             253,880
Equifax Inc. .........................              7,000             260,312
First Data Corp. .....................             20,836             915,482
Microsoft Corp. (a) ..................             55,513           7,015,455
Novell Inc. (a) ......................             16,035             111,243
Oracle Corp. (a) .....................             30,354           1,529,083
Parametric Technology Corp. (a) ......              5,916             251,800
Shared Medical Systems Corp. .........              1,079              58,266
                                                                 ------------
                                                                   12,324,001
                                                                 ------------

COMPUTER SYSTEMS (3.4%)
Amdahl Corp. (a) .....................              5,438              47,582
Apple Computer, Inc. (a) .............              5,831              83,092
Compaq Computer Corp. (a) ............             12,439           1,234,571
Data General Corp. (a) ...............              1,840              47,840
Dell Computer Corp. (a) ..............              7,796             915,543
Digital Equipment Corp. (a) ..........              7,136             252,882
EMC Corp. (a) ........................             11,574             451,386
Hewlett-Packard Co. ..................             47,104           2,637,824
Intergraph Corp. (a) .................              2,175              18,487
International Business
  Machines Corp. .....................             46,116           4,159,087
Seagate Technology (a) ...............             11,697             411,588
Silicon Graphics Inc. (a) ............              8,188             122,820
Sun Microsystems (a) .................             17,036             634,059
Tandem Computers Inc. (a) ............              5,383             109,006
Unisys Corp. (a) .....................              8,035              61,267
                                                                 ------------
                                                                   11,187,034
                                                                 ------------


                                                   Shares            Value
                                                 ============================
CONGLOMERATES (0.3%)
Tenneco Inc. .........................              8,053        $    363,895
Textron Inc. .........................              7,519             499,074
                                                                 ------------
                                                                      862,969
                                                                 ------------

CONTAINERS - METAL & GLASS (0.1%)
Ball Corp. ...........................              1,438              43,230
Crown Cork & Seal Co., Inc. ..........              5,910             315,816
                                                                 ------------
                                                                      359,046
                                                                 ------------

CONTAINERS - PAPER (0.1%)
Bemis Co., Inc. ......................              2,392             103,753
Stone Container Corp. ................              4,574              65,465
Temple-Inland Inc. ...................              2,565             138,510
                                                                 ------------
                                                                      307,728
                                                                 ------------

COSMETICS (1.0%)
Alberto-Culver Co. Class B ...........              2,574              72,072
Avon Products, Inc. ..................              6,246             440,733
Gillette Co. .........................             25,723           2,437,254
International Flavors &
  Fragrances Inc. ....................              5,105             257,803
                                                                 ------------
                                                                    3,207,862
                                                                 ------------

DRUGS (4.4%)
Lilly (Eli) & Co. ....................             25,465           2,783,643
Merck & Co., Inc. ....................             56,082           5,804,487
Pfizer Inc. ..........................             29,861           3,568,389
Pharmacia & Upjohn, Inc. .............             23,627             821,038
Schering-Plough Corp. ................             34,147           1,634,788
                                                                 ------------
                                                                   14,612,345
                                                                 ------------

ELECTRIC POWER COMPANIES (2.3%)
American Electric Power Co., Inc. ....              8,710             365,820
Baltimore Gas & Electric Co. .........              6,862             183,130
Carolina Power & Light Co. ...........              7,075             253,816
Central & South West Corp. ...........              9,706             206,252
Cinergy Corp. ........................              7,345             255,698
Consolidated Edison Co.
  of New York, Inc. ..................             10,870             319,986
Dominion Resources, Inc. .............              8,603             315,085
DTE Energy Co. .......................              6,771             187,049
Duke Energy Corp. ....................             16,780             804,391
Edison International .................             19,023             473,197
Entergy Corp. ........................             11,056             302,658
FPL Group, Inc. ......................              8,492             391,163
GPU, Inc. ............................              5,543             198,855
Houston Industries Inc. ..............             10,942             234,569
Niagara Mohawk Power Corp. (a) .......              6,735              57,668

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay Equity Index Fund


                                                   Shares            Value
                                                 ============================
COMMON STOCKS (Continued)
ELECTRIC POWER COMPANIES (Continued)
Northern States Power Co. ............              3,164        $    163,737
Ohio Edison Co. ......................              7,042             153,604
PacifiCorp ...........................             13,665             300,630
PECO Energy Co. ......................             10,272             215,712
PG&E Corp. ...........................             19,232             466,376
PP&L Resources, Inc. .................              7,398             147,498
Public Service Enterprise
  Group Inc. .........................             10,735             268,375
Southern Co. (The) ...................             31,395             686,765
Texas Utilities Co. ..................             10,423             358,942
Unicom Corp. .........................             10,004             222,589
Union Electric Co. ...................              4,726             178,111
                                                                 ------------
                                                                    7,711,676
                                                                 ------------

ELECTRICAL EQUIPMENT (4.0%)
AMP Inc. .............................             10,071             420,464
Emerson Electric Co. .................             20,830           1,146,952
General Electric Co. (d) .............            152,025           9,938,635
General Signal Corp. .................              2,311             100,817
Grainger (W.W.), Inc. ................              2,387             186,634
Honeywell, Inc. ......................              5,862             444,779
Raychem Corp. ........................              2,071             154,031
Thomas & Betts Corp. .................              2,452             128,883
Westinghouse Electric Corp. ..........             29,536             683,020
                                                                 ------------
                                                                   13,204,215
                                                                 ------------

ELECTRONIC - DEFENSE (0.0%) (b)
EG&G, Inc. ...........................              2,199              49,478
                                                                 ------------

ELECTRONIC - INSTRUMENTATION (0.1%)
Perkin-Elmer Corp. ...................              1,979             157,454
Tektronix, Inc. ......................              1,496              89,760
                                                                 ------------
                                                                      247,214
                                                                 ------------

ELECTRONIC - SEMICONDUCTORS (3.0%)
Advanced Micro
  Devices, Inc. (a) ..................              6,172             222,192
Applied Materials, Inc. (a) ..........              8,298             587,602
Intel Corp. ..........................             38,193           5,416,245
LSI Logic Corp. (a) ..................              6,553             209,696
Micron Technology, Inc. ..............              9,702             387,474
Motorola, Inc. .......................             27,416           2,083,616
National Semiconductor
  Corp. (a) ..........................              6,382             195,449
Texas Instruments, Inc. ..............              8,791             738,993
                                                                 ------------
                                                                    9,841,267
                                                                 ------------


                                                   Shares            Value
                                                 ============================
ENGINEERING & CONSTRUCTION (0.1%)
Fluor Corp. ..........................              3,856        $    212,803
Foster Wheeler Corp. .................              1,874              75,897
                                                                 ------------
                                                                      288,700
                                                                 ------------

ENTERTAINMENT (1.3%)
King World
  Productions, Inc. (a) ..............              1,713              59,955
Time Warner Inc. .....................             25,980           1,253,535
Viacom, Inc. Class B (a) .............             16,531             495,930
Walt Disney Co. (The) ................             31,463           2,524,906
                                                                 ------------
                                                                    4,334,326
                                                                 ------------

FINANCIAL - MISCELLANEOUS (2.4%)
American Express Co. .................             22,063           1,643,693
American General Corp. ...............             11,372             543,013
Fannie Mae ...........................             49,316           2,151,411
Federal Home Loan
  Mortgage Corp. .....................             32,265           1,109,109
Green Tree Financial Corp. ...........              6,395             227,822
MBIA Corp. ...........................              2,015             227,317
MBNA Corp. ...........................             15,439             565,453
Morgan Stanley, Dean Witter,
  Discover & Co. .....................             26,638           1,147,099
Transamerica Corp. ...................              3,096             289,670
                                                                 ------------
                                                                    7,904,587
                                                                 ------------

FOOD DISTRIBUTORS (0.2%)
Cardinal Health, Inc. ................              5,055             289,399
Fleming Cos., Inc. ...................              1,715              30,870
SuperValu Inc. .......................              3,184             109,848
Sysco Corp. ..........................              8,354             304,921
                                                                 ------------
                                                                      735,038
                                                                 ------------

FOODS (2.8%)
Archer-Daniels-Midland Co. ...........             24,825             583,387
Campbell Soup Co. ....................             21,718           1,085,900
ConAgra, Inc. ........................             11,223             719,675
CPC International Inc. ...............              6,667             615,447
General Mills, Inc. ..................              7,547             491,498
Heinz (H.J.) Co. .....................             17,165             791,736
Hershey Foods Corp. ..................              7,072             391,170
Kellogg Co. ..........................              9,816             840,495
Quaker Oats Co. ......................              6,299             282,668
Ralston-Ralston Purina Group .........              4,912             403,705
Sara Lee Corp. .......................             22,377             931,443
Unilever, N.V. .......................              7,447           1,594,123
Wrigley (Wm.) Jr. Co. ................              5,357             358,919
                                                                 ------------
                                                                    9,090,166
                                                                 ------------

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Portfolio of Investments (unaudited) continued


                                                   Shares            Value
                                                 ============================
COMMON STOCKS (Continued)
GOLD (0.3%)
Barrick Gold Corp. ...................             17,337        $    381,414
Battle Mountain Gold Co. .............             10,455              59,463
Echo Bay Mines Ltd. ..................              6,488              36,495
Homestake Mining Co. .................              6,778              88,537
Newmont Mining Corp. .................              7,288             284,232
Placer Dome Inc. .....................             11,069             181,255
                                                                 ------------
                                                                    1,031,396
                                                                 ------------

HARDWARE & TOOLS (0.1%)
Black & Decker Corp. .................              4,338             161,319
Snap-On, Inc. ........................              2,885             113,597
Stanley Works (The) ..................              4,116             164,640
                                                                 ------------
                                                                      439,556
                                                                 ------------

HEALTH CARE - DIVERSIFIED (4.3%)
Abbott Laboratories ..................             35,832           2,391,786
Allergan, Inc. .......................              2,999              95,406
American Home Products Corp. .........             29,602           2,264,553
Bristol-Myers Squibb Co. .............             46,586           3,773,466
Johnson & Johnson ....................             61,792           3,977,860
Mallinckrodt Group Inc. ..............              3,440             134,160
Warner-Lambert Co. ...................             12,585           1,563,686
                                                                 ------------
                                                                   14,200,917
                                                                 ------------

HEALTH CARE - HMOs (0.2%)
Humana Inc. (a) ......................              7,530             174,131
United Healthcare Corp. ..............              8,468             440,336
                                                                 ------------
                                                                      614,467
                                                                 ------------

HEALTH CARE - MISCELLANEOUS (0.4%)
ALZA Corp. (a) .......................              3,954             114,419
Amgen Inc. (a) .......................             12,354             718,076
Beverly Enterprises, Inc. (a) ........              4,674              75,952
HEALTHSOUTH Corp. (a) ................             15,921             397,030
Manor Care, Inc. .....................              2,924              95,396
                                                                 ------------
                                                                    1,400,873
                                                                 ------------

HEAVY TRUCKS & PARTS (0.3%)
Cummins Engine Co., Inc. .............              1,886             133,081
Dana Corp. ...........................              4,693             178,334
Eaton Corp. ..........................              3,561             310,920
ITT Industries, Inc. .................              5,491             141,393
Navistar International
  Corp. (a) ..........................              3,456              59,616
PACCAR Inc. ..........................              3,647             169,357
                                                                 ------------
                                                                      992,701
                                                                 ------------


                                                   Shares            Value
                                                 ============================
HOMEBUILDING (0.0%) (b)
Centex Corp. .........................              1,307        $     53,097
Kaufman & Broad Home Corp. ...........              1,835              32,227
Pulte Corp. ..........................              1,205              41,648
                                                                 ------------
                                                                      126,972
                                                                 ------------

HOSPITAL MANAGEMENT (0.5%)
Columbia/HCA Healthcare Corp. ........             31,055           1,220,850
Tenet Healthcare Corp. (a) ...........             13,943             412,190
                                                                 ------------
                                                                    1,633,040
                                                                 ------------

HOTEL - MOTEL (0.3%)
Harrah's Entertainment, Inc. (a) .....              4,772              87,089
Hilton Hotels Corp. ..................             11,576             307,487
ITT Corp. (a) ........................              5,465             333,707
Marriott International Inc. ..........              5,965             366,102
                                                                 ------------
                                                                    1,094,385
                                                                 ------------

HOUSEHOLD - FURNISHINGS & APPLIANCES (0.1%)
Armstrong World
  Industries, Inc. ...................              1,752             128,553
Maytag Corp. .........................              4,641             121,246
Whirlpool Corp. ......................              3,398             185,403
                                                                 ------------
                                                                      435,202
                                                                 ------------

HOUSEHOLD PRODUCTS (2.1%)
Clorox Co. (The) .....................              2,386             314,952
Colgate-Palmolive Co. ................             13,732             896,013
Kimberly-Clark Corp. .................             26,151           1,301,012
Procter & Gamble Co. (The) ...........             31,591           4,462,229
                                                                 ------------
                                                                    6,974,206
                                                                 ------------

HOUSEWARES (0.3%)
Fortune Brands, Inc. .................              7,965             297,194
Newell Co. ...........................              7,314             289,817
Rubbermaid Inc. ......................              7,047             209,649
Tupperware Corp. .....................              2,824             103,076
                                                                 ------------
                                                                      899,736
                                                                 ------------

INSURANCE BROKERS (0.3%)
Aon Corp. ............................              7,479             387,038
Marsh & McLennan Cos., Inc. ..........              7,646             545,734
                                                                 ------------
                                                                      932,772
                                                                 ------------

INVESTMENT BANK/BROKERAGE (0.5%)
Merrill Lynch & Co., Inc. ............             15,162             904,034
Salomon Inc. .........................              4,998             278,014
Schwab (Charles) Corp. ...............              8,171             332,458
                                                                 ------------
                                                                    1,514,506
                                                                 ------------

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay Equity Index Fund

                                                   Shares            Value
                                                 ============================
COMMON STOCKS (Continued)
LEISURE TIME (0.0%) (b)
Brunswick Corp. ......................              4,598        $    143,688
                                                                 ------------

LIFE INSURANCE (0.7%)
Aetna Inc. ...........................              6,939             710,380
Conseco Inc. .........................              8,816             326,192
Jefferson-Pilot Corp. ................              3,326             232,404
Lincoln National Corp. ...............              4,846             311,961
Torchmark Corp. ......................              3,317             236,337
UNUM Corp. ...........................              6,687             280,854
                                                                 ------------
                                                                    2,098,128
                                                                 ------------

MACHINE TOOLS (0.0%) (b)
Cincinnati Milacron Inc. .............              1,842              47,777
Giddings & Lewis, Inc. ...............              1,518              31,688
                                                                 ------------
                                                                       79,465
                                                                 ------------

MACHINERY - DIVERSIFIED (0.9%)
Briggs & Stratton Corp. ..............              1,332              66,600
Case Corp. ...........................              3,340             230,042
Caterpillar Inc. .....................              8,895             955,101
Cooper Industries Inc. ...............              5,510             274,123
Deere & Co. ..........................             12,105             664,262
Harnischfeger Industries, Inc. .......              2,214              91,881
Ingersoll-Rand Co. ...................              5,083             313,875
NACCO Industries, Inc. Class A .......                403              22,744
Thermo Electron Corp. (a) ............              6,953             236,402
Timken Co. (The) .....................              2,928             104,127
                                                                 ------------
                                                                    2,959,157
                                                                 ------------

MAJOR REGIONAL BANKS (4.6%)
Banc One Corp. .......................             23,199           1,123,702
Bank of New York Co.,
  Inc. (The) .........................             18,054             785,349
BankBoston Corp. .....................              7,053             508,257
Barnett Banks, Inc. ..................              9,219             483,997
Comerica Inc. ........................              4,952             336,736
CoreStates Financial Corp. ...........              9,599             515,946
Fifth Third Bancorp ..................              4,800             393,750
First Bank System, Inc. ..............              6,200             529,325
First Union Corp. ....................             13,246           1,225,255
Fleet Financial Group, Inc. ..........             12,161             769,183
KeyCorp ..............................             10,415             581,938
Mellon Bank Corp. ....................             12,044             543,486
National City Corp. ..................             10,284             539,910
NationsBank Corp. ....................             33,720           2,174,940
Norwest Corp. ........................             17,065             959,906

                                                   Shares            Value
                                                 ============================
MAJOR REGIONAL BANKS (Continued)
PNC Bank Corp. .......................             14,959        $    622,668
Republic New York Corp. ..............              2,570             276,275
SunTrust Banks, Inc. .................             10,495             577,881
U.S. Bancorp .........................              7,144             458,109
Wachovia Corp. .......................              7,821             456,062
Wells Fargo & Co. ....................              4,339           1,169,361
                                                                 ------------
                                                                   15,032,036
                                                                 ------------

MANUFACTURED HOUSING (0.0%) (b)
Fleetwood Enterprises Inc. ...........              1,667              49,697
                                                                 ------------

MANUFACTURING - DIVERSIFIED (1.0%)
Aeroquip-Vickers Inc. ................              1,294              61,141
AlliedSignal Inc. ....................             13,058           1,096,872
Crane Co. ............................              2,169              90,691
Dover Corp. ..........................              5,287             325,150
Illinois Tool Works Inc. .............             11,326             565,592
Johnson Controls, Inc. ...............              3,801             156,079
Millipore Corp. ......................              2,020              88,880
Pall Corp. ...........................              5,772             134,199
Parker-Hannifin Corp. ................              3,486             211,557
Tyco International Ltd. ..............              7,754             539,388
                                                                 ------------
                                                                    3,269,549
                                                                 ------------

MEDICAL PRODUCTS (1.0%)
Bard (C.R.), Inc. ....................              2,693              97,790
Bausch & Lomb Inc. ...................              2,588             121,960
Baxter International Inc. ............             12,628             659,813
Becton, Dickinson & Co. ..............              5,802             293,726
Biomet, Inc. .........................              5,431             101,152
Boston Scientific Corp. (a) ..........              9,006             553,306
Guidant Corp. ........................              3,435             291,975
Medtronic, Inc. ......................             11,133             901,773
St. Jude Medical, Inc. (a) ...........              4,199             163,761
United States Surgical Corp. .........              3,233             120,429
                                                                 ------------
                                                                    3,305,685
                                                                 ------------

METALS - MISCELLANEOUS (0.3%)
ASARCO Inc. ..........................              1,933              59,198
Cyprus Amax Minerals Co. .............              4,293             105,178
Freeport-McMoRan
  Copper & Gold Inc. Class B .........              8,993             279,907
Inco Ltd. ............................              7,792             234,247
Phelps Dodge Corp. ...................              3,044             259,311
                                                                 ------------
                                                                      937,841
                                                                 ------------

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Portfolio of Investments (unaudited) continued

                                                   Shares            Value
                                                 ============================
COMMON STOCKS (Continued)
MISCELLANEOUS (1.4%)
Airtouch Communications, Inc. (a) ....             23,155        $    633,868
American Greetings Corp. Class A .....              3,514             130,457
Corning Inc. .........................             10,732             596,968
Harcourt General, Inc. ...............              3,299             157,115
Harris Corp. .........................              1,847             155,148
Jostens, Inc. ........................              1,787              47,132
Minnesota Mining &
  Manufacturing Co. ..................             19,473           1,986,246
Pioneer Hi-Bred
  International, Inc. ................              3,846             307,680
TRW, Inc. ............................              5,940             337,466
Whitman Corp. ........................              4,887             123,702
                                                                 ------------
                                                                    4,475,782
                                                                 ------------

MONEY CENTER BANKS (2.7%)
BankAmerica Corp. ....................             32,932           2,126,172
Bankers Trust New York Corp. .........              3,698             321,726
Chase Manhattan Corp. ................             20,326           1,972,893
Citicorp .............................             21,338           2,572,563
First Chicago Corp. ..................             14,732             891,286
Morgan (J.P.) & Co., Inc. ............              8,617             899,399
                                                                 ------------
                                                                    8,784,039
                                                                 ------------

MULTI-LINE INSURANCE (1.9%)
American International
  Group, Inc. ........................             21,772           3,252,193
CIGNA Corp. ..........................              3,565             632,787
Hartford Financial Services
  Group, Inc. ........................              5,479             453,387
Travelers Group Inc. .................             29,731           1,874,911
                                                                 ------------
                                                                    6,213,278
                                                                 ------------

NATURAL GAS DISTRIBUTORS & PIPELINES (0.7%)
Coastal Corp. (The) ..................              4,897             260,459
Columbia Gas System, Inc. ............              2,548             166,257
Consolidated Natural Gas Co. .........              4,305             231,663
Eastern Enterprises ..................                913              31,670
Enron Corp. ..........................             11,647             475,343
ENSERCH Corp. ........................              3,181              70,777
NICOR Inc. ...........................              2,349              84,271
NorAm Energy Corp. ...................              6,293              95,968
ONEOK Inc. ...........................              1,269              40,846
Pacific Enterprises ..................              3,850             129,456
Peoples Energy Corp. .................              1,653              61,884
Sonat, Inc. ..........................              3,951             202,489
Williams Cos., Inc. (The) ............              7,291             318,981
                                                                 ------------
                                                                    2,170,064
                                                                 ------------

                                                   Shares            Value
                                                 ============================
OFFICE EQUIPMENT & SUPPLIES (0.5%)
Moore Corp. Ltd. .....................              4,092        $     80,561
Pitney Bowes Inc. ....................              6,907             492,124
Xerox Corp. ..........................             15,019           1,184,624
                                                                 ------------
                                                                    1,757,309
                                                                 ------------

OIL & GAS DRILLING (0.1%)
Helmerich & Payne, Inc. ..............              1,115              64,252
Rowan Cos., Inc. (a) .................              3,877             109,283
                                                                 ------------
                                                                      173,535
                                                                 ------------

OIL - EXPLORATION & PRODUCTION (0.2%)
Burlington Resources Inc. ............              5,850             258,131
Oryx Energy Co. (a) ..................              4,735             100,027
Santa Fe Energy
  Resources, Inc. (a) ................              4,651              68,311
Union Pacific
  Resources Group, Inc. ..............             11,627             289,222
                                                                 ------------
                                                                      715,691
                                                                 ------------

OIL - INTEGRATED DOMESTIC (1.1%)
Amerada Hess Corp. ...................              4,279             237,752
Ashland Inc. .........................              3,493             161,988
Atlantic Richfield Co. ...............             15,524           1,094,442
Kerr-McGee Corp. .....................              2,316             146,777
Louisiana Land & Exploration
  Co. (The) ..........................              1,618              92,428
Occidental Petroleum Corp. ...........             15,323             384,033
Pennzoil Co. .........................              2,108             161,789
Phillips Petroleum Co. ...............             12,150             531,561
Sun Co., Inc. ........................              3,429             106,299
Unocal Corp. .........................             11,514             446,887
USX-Marathon Group ...................             13,363             385,857
                                                                 ------------
                                                                    3,749,813
                                                                 ------------

OIL - INTEGRATED INTERNATIONAL (6.3%)
Amoco Corp. ..........................             23,139           2,011,647
Chevron Corp. ........................             30,232           2,235,278
Exxon Corp. (d) ......................            115,320           7,092,180
Mobil Corp. ..........................             36,624           2,559,102
Royal Dutch Petroleum Co. ............             24,893           5,414,228
Texaco Inc. ..........................             12,281           1,335,559
                                                                 ------------
                                                                   20,647,994
                                                                 ------------

OIL - WELL EQUIPMENT & SERVICES (0.8%)
Baker Hughes Inc. ....................              6,628             256,421
Dresser Industries, Inc. .............              8,344             310,814
Halliburton Co. ......................              5,834             462,345
McDermott International, Inc. ........              2,541              74,165

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay Equity Index Fund


                                                   Shares            Value
                                                 ============================
COMMON STOCKS (Continued)
OIL - WELL EQUIPMENT & SERVICES (Continued)
Schlumberger Ltd. ....................             11,427        $  1,428,375
Western Atlas Inc. (a) ...............              2,460             180,195
                                                                 ------------
                                                                    2,712,315
                                                                 ------------

PAPER & FOREST PRODUCTS (0.8%)
Boise Cascade Corp. ..................              2,243              79,206
Champion International Corp. .........              4,434             244,978
Georgia-Pacific Corp. ................              4,232             361,307
International Paper Co. ..............             13,856             672,882
James River Corp. of Virgina .........              3,995             147,815
Louisiana-Pacific Corp. ..............              4,978             105,160
Mead Corp. ...........................              2,410             150,023
Potlatch Corp. .......................              1,311              59,323
Union Camp Corp. .....................              3,193             159,650
Westvaco Corp. .......................              4,729             148,668
Weyerhaeuser Co. .....................              9,196             478,192
Willamette Industries, Inc. ..........              2,567             179,690
                                                                 ------------
                                                                    2,786,894
                                                                 ------------

PERSONAL LOANS (0.3%)
Beneficial Corp. .....................              2,518             178,935
Countrywide Credit Industries, Inc. ..              4,900             152,819
Household International, Inc. ........              4,987             585,661
Providian Financial Corp. ............              4,302             138,202
                                                                 ------------
                                                                    1,055,617
                                                                 ------------

PHOTOGRAPHY/IMAGING (0.5%)
Eastman Kodak Co. ....................             15,607           1,197,837
IKON Office Solutions, Inc. ..........              6,305             157,231
Polaroid Corp. .......................              2,137             118,604
                                                                 ------------
                                                                    1,473,672
                                                                 ------------

POLLUTION CONTROL (0.3%)
Browning-Ferris Industries Inc. ......              9,882             328,577
Waste Management Inc. ................             20,914             671,862
                                                                 ------------
                                                                    1,000,439
                                                                 ------------

PROPERTY - CASUALTY INSURANCE (1.3%)
Allstate Corp. (The) .................             20,623           1,505,479
Chubb Corp. ..........................              8,094             541,286
General Re Corp. .....................              3,825             696,150
Loews Corp. ..........................              5,353             535,969
MGIC Investment Corp. ................              5,515             264,376
SAFECO Corp. .........................              5,887             274,849
St. Paul Cos., Inc. (The) ............              3,923             299,129
USF&G Corp. ..........................              5,371             128,904
                                                                 ------------
                                                                    4,246,142
                                                                 ------------


                                                   Shares            Value
                                                 ============================
PUBLISHING (0.1%)
McGraw-Hill Cos., Inc. (The) .........              4,670        $    274,654
Meredith Corp. .......................              2,621              76,009
                                                                 ------------
                                                                      350,663
                                                                 ------------

PUBLISHING - NEWSPAPER (0.5%)
Dow Jones & Co., Inc. ................              4,512             181,326
Gannett Co., Inc. ....................              6,577             649,479
Knight-Ridder Inc. ...................              4,403             216,022
New York Times Co. (The) Class A .....              4,533             228,917
Times Mirror Co. (The) Class A .......              4,388             249,293
Tribune Co. ..........................              5,639             271,024
                                                                 ------------
                                                                    1,796,061
                                                                 ------------

RAILROADS (0.8%)
Burlington Northern
  Santa Fe Corp. .....................              7,129             640,719
CSX Corp. ............................              9,873             547,952
Norfolk Southern Corp. ...............              5,853             589,690
Union Pacific Corp. ..................             11,379             802,219
                                                                 ------------
                                                                    2,580,580
                                                                 ------------

RESTAURANTS (0.5%)
Darden Restaurants, Inc. .............              7,441              67,434
McDonald's Corp. .....................             31,992           1,545,614
Wendy's International, Inc. ..........              5,869             152,227
                                                                 ------------
                                                                    1,765,275
                                                                 ------------

RETAIL STORES - APPAREL (0.3%)
Charming Shoppes, Inc. (a) ...........              4,878              25,457
Gap, Inc. (The) ......................             13,002             505,453
Limited, Inc. (The) ..................             12,592             254,988
TJX Cos., Inc. (The) .................              6,910             182,251
                                                                 ------------
                                                                      968,149
                                                                 ------------

RETAIL STORES - DEPARTMENT (0.6%)
Dillard's Inc. Class A ...............              5,287             183,062
Federated Department Stores,
  Inc. (a) ...........................              9,583             333,009
May Department Stores Co. ............             10,989             519,230
Mercantile Stores Co., Inc. ..........              1,697             106,805
Nordstrom, Inc. ......................              3,797             186,291
Penney (J.C.) Co., Inc. ..............             11,241             586,640
                                                                 ------------
                                                                    1,915,037
                                                                 ------------

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Portfolio of Investments (unaudited) continued


                                                   Shares            Value
                                                 ============================
COMMON STOCKS (Continued)
RETAIL STORES - DRUG (0.3%)
Longs Drug Stores Corp. ..............              1,793        $     46,954
Rite-Aid Corp. .......................              5,736             286,083
Walgreen Co. .........................             11,435             613,202
                                                                 ------------
                                                                      946,239
                                                                 ------------

RETAIL STORES - FOOD CHAIN (0.5%)
Albertson's, Inc. ....................             11,649             425,188
American Stores Co. ..................              6,741             332,837
Giant Food, Inc. Class A .............              2,767              89,581
Great Atlantic & Pacific Tea Co.,
  Inc. (The) .........................              1,929              52,445
Kroger Co. (a) .......................             11,631             337,299
Winn-Dixie Stores, Inc. ..............              7,047             262,501
                                                                 ------------
                                                                    1,499,851
                                                                 ------------

RETAIL STORES - GENERAL MERCHANDISE (1.6%)
Dayton-Hudson Corp. ..................             10,163             540,545
Kmart Corp. (a) ......................             22,329             273,530
Sears, Roebuck & Co. .................             18,174             976,852
Wal-Mart Stores, Inc. ................            105,180           3,556,399
                                                                 ------------
                                                                    5,347,326
                                                                 ------------

RETAIL STORES - SPECIALTY (1.1%)
Autozone, Inc. (a) ...................              6,960             163,995
Circuit City Stores - Circuit City
  Group ..............................              4,584             163,019
Costco Cos., Inc. ....................              9,694             318,690
CVS Corp. ............................              7,701             394,676
Home Depot, Inc. (The) ...............             22,540           1,553,851
Lowe's Cos., Inc. ....................              8,028             298,040
Pep Boys-Manny, Moe & Jack ...........              2,909              99,088
Tandy Corp. ..........................              2,765             154,840
Toys "R" Us, Inc. (a) ................             13,306             465,710
Woolworth Corp. (a) ..................              6,188             148,512
                                                                 ------------
                                                                    3,760,421
                                                                 ------------

SAVINGS & LOANS (0.2%)
Ahmanson (H.F.) & Co. ................              4,923             211,689
Golden West Financial Corp. ..........              2,740             191,800
Great Western Financial Corp. ........              6,372             342,495
                                                                 ------------
                                                                      745,984
                                                                 ------------

SHOES (0.3%)
Nike Inc. Class B ....................             13,368             780,357
Reebok International Ltd. ............              2,572             120,241


                                                   Shares            Value
                                                 ============================
SHOES (Continued)
Stride Rite Corp. ....................              2,231        $     28,724
                                                                 ------------
                                                                      929,322
                                                                 ------------

SPECIALIZED SERVICES (0.8%)
Block (H&R), Inc. ....................              4,870             157,057
Cognizant Corp. ......................              7,908             320,274
CUC International Inc. (a) ...........             19,002             490,489
Dun & Bradstreet Corp. (The) .........              7,904             207,480
Ecolab Inc. ..........................              2,975             142,056
HFS Inc. (a) .........................              7,252             420,616
Interpublic Group of Cos., Inc. ......              3,667             224,833
Laidlaw Inc. Class B .................             14,626             202,022
National Service Industries, Inc. ....              2,175             105,895
Safety-Kleen Corp. ...................              2,626              44,314
Service Corp. International ..........             10,848             356,628
                                                                 ------------
                                                                    2,671,664
                                                                 ------------

SPECIALTY PRINTING (0.1%)
Deluxe Corp. .........................              3,835             130,869
Donnelley (R.R.) & Sons Co. ..........              7,073             259,049
Harland (John H.) Co. ................              1,464              33,397
                                                                 ------------
                                                                      423,315
                                                                 ------------

STEEL (0.2%)
Allegheny Teledyne Inc. ..............              8,044             217,188
Armco Inc. (a) .......................              5,023              19,464
Bethlehem Steel Corp. (a) ............              5,260              54,901
Inland Steel Industries Inc. .........              2,248              58,729
Nucor Corp. ..........................              4,084             233,809
USX-U.S. Steel Group .................              3,867             135,587
Worthington Industries, Inc. .........              4,492              82,260
                                                                 ------------
                                                                      801,938
                                                                 ------------

TELECOMMUNICATIONS - LONG DISTANCE (1.9%)
AT&T Corp. ...........................             75,136           2,634,456
MCI Communications Corp. .............             31,931           1,222,360
Sprint Corp. .........................             20,126           1,059,131
WorldCom, Inc. (a) ...................             41,459           1,326,688
                                                                 ------------
                                                                    6,242,635
                                                                 ------------

TELEPHONE (3.8%)
ALLTEL Corp. .........................              8,783             293,682
Ameritech Corp. ......................             25,667           1,743,752
Bell Atlantic Corp. ..................             20,346           1,543,753
BellSouth Corp. ......................             46,033           2,134,780

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay Equity Index Fund


                                                   Shares            Value
                                                 ============================
COMMON STOCKS (Continued)
TELEPHONE (Continued)
Frontier Corp. .......................              7,554        $    150,608
GTE Corp. ............................             44,684           1,960,510
NYNEX Corp. ..........................             20,278           1,168,520
SBC Communications Inc. ..............             42,332           2,619,292
US West, Inc. ........................             22,020             829,879
                                                                 ------------
                                                                   12,444,776
                                                                 ------------

TEXTILES - APPAREL MANUFACTURERS (0.2%)
Fruit Of The Loom, Inc. Class A (a) ..              3,515             108,965
Liz Claiborne, Inc. ..................              3,417             159,318
Russell Corp. ........................              1,843              54,599
Springs Industries, Inc. Class A .....                899              47,422
VF Corp. .............................              2,956             251,629
                                                                 ------------
                                                                      621,933
                                                                 ------------

TOBACCO (1.6%)
Philip Morris Cos. ...................            112,831           5,006,875
UST Inc. .............................              8,737             242,452
                                                                 ------------
                                                                    5,249,327
                                                                 ------------

TOYS (0.2%)
Hasbro Inc. ..........................              6,045             171,527
Mattel, Inc. .........................             13,439             455,246
                                                                 ------------
                                                                      626,773
                                                                 ------------

TRANSPORTATION - MISCELLANEOUS (0.1%)
Federal Express Corp. (a) ............              5,287             305,324
Ryder System, Inc. ...................              3,657             120,681
                                                                 ------------
                                                                      426,005
                                                                 ------------

TRUCKERS (0.0%) (b)
Caliber System, Inc. .................              1,851              68,950
                                                                 ------------
Total Common Stocks
  (Cost $216,837,745) ................                           $315,848,305(c)
                                                                 ------------


                                                   Shares            Value
                                                 ============================
SHORT-TERM INVESTMENTS (3.8%)
COMMERCIAL PAPER (2.2%)
Dynamic Funding Corp.
  5.75%, due 7/11/97 (d) .............            500,000        $    499,201
  5.82%, due 7/2/97 (d) ..............            200,000             199,968
Riverside Funding Corp. ..............
  5.68%, due 7/11/97 (d) .............            800,000             798,738
  5.85%, due 7/8/97 (d) ..............            600,000             599,317
Shinhan Bank
  5.90%, due 7/1/97-7/7/97 (d) .......            800,000             799,803
  5.92%, due 8/22/97 (d) .............            300,000             297,435
  5.93%, due 8/19/97-8/26/97 (d) .....          4,100,000           4,064,865
                                                                 ------------
Total Commercial Paper
  (Cost $7,259,327) ..................                              7,259,327
                                                                 ------------

U.S. GOVERNMENT (1.6%)
United States Treasury Bills
  4.82%, due 9/11/97 (d) .............          3,000,000           2,969,037
  4.86%, due 9/18/97 (d) .............          2,500,000           2,471,722
                                                                 ------------
Total U.S. Government
  (Cost $5,444,927) ..................                              5,440,759
                                                                 ------------
Total Short-Term Investments
  (Cost $12,704,254) .................                             12,700,086
                                                                 ------------
Total Investments
  (Cost $229,541,999) (e) ............               99.6%        328,548,391(f)
Cash and Other Assets,
  Less Liabilities ...................                0.4           1,276,256
                                             ------------        ------------
Net Assets ...........................              100.0%       $329,824,647
                                             ============        ============

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Portfolio of Investments (unaudited) continued


                                                  Contracts       Unrealized
                                                    Long         Appreciation
                                                 ============================
FUTURES CONTRACTS (0.0%) (b)
Standard & Poor's 500
  September 1997 .....................                 27        $     50,271
                                                                 ------------
Total Futures Contracts
  (Settlement Value $12,018,375) .....                           $     50,271(g)
                                                                 ============

----------
(a)  Non-income producing securities.
(b)  Less than one tenth of a percent.
(c) The combined market value of common stocks and settlement value of Standard & Poor's 500 Index futures contracts represents 99.4% of net assets.
(d)  Segregated or partially segregated as collateral for futures contracts.
(e)  The cost for Federal income tax purposes is $229,604,899.
(f) At June 30, 1997, net unrealized appreciation was $98,943,492, based on cost for Federal income tax purposes. This consisted of aggregate gross unrealized appreciation for all investments on which there was an excess of market value over cost of $100,987,559 and aggregate gross unrealized depreciation for all investments on which there was an excess of cost over market value of $2,044,067.
(g) Represents the difference between the value of the contracts at the time they were opened and the value at June 30, 1997.


The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of June 30, 1997 (unaudited)


ASSETS:
Investment in securities, at value (identified cost $229,541,999)  $328,548,391
Cash ............................................................        28,793
Receivables:
  Fund shares sold ..............................................     2,430,891
  Investment securities sold ....................................       970,576
  Dividends and interest ........................................       421,025
Unamortized organization expense ................................        43,323
                                                                   ------------
   Total assets .................................................   332,442,999
                                                                   ------------
LIABILITIES:
Payables:
  Investment securities purchased ...............................     2,059,502
  Fund shares redeemed ..........................................       222,995
  NYLIFE Distributors ...........................................       100,100
  Transfer agent ................................................        34,913
  NYLIFE Inc. ...................................................        33,000
  Management ....................................................        26,271
  Custodian .....................................................         5,305
Accrued expenses ................................................        77,865
Variation margin payable on futures contracts ...................        58,401
                                                                   ------------
   Total liabilities ............................................     2,618,352
                                                                   ------------
Net Assets ......................................................  $329,824,647
                                                                   ============
COMPOSITION OF NET ASSETS:
Shares of beneficial interest outstanding
  (par value of $.01 per share)
  unlimited number of shares authorized .........................  $    117,448
Additional paid-in capital ......................................   224,387,035
Accumulated undistributed net investment income .................     1,659,640
Accumulated undistributed net realized
  gain on investments ...........................................     4,603,861
Net unrealized appreciation on investments ......................    99,056,663
                                                                   ------------
Net assets applicable to outstanding shares .....................  $329,824,647
                                                                   ============
Shares of beneficial interest outstanding .......................    11,744,821
                                                                   ============
Net asset value per share outstanding ...........................  $      28.08
Maximum sales charge (3.00% of offering price) ..................          0.87
                                                                   ------------
Maximum offering price per share outstanding ....................  $      28.95
                                                                   ============

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the six months ended June 30, 1997 (unaudited)


INVESTMENT INCOME:
Income:
  Dividends (a) .................................................  $  2,387,379
  Interest ......................................................       352,359
                                                                   ------------
   Total income .................................................     2,739,738
                                                                   ------------
Expenses:
  Administration ................................................       540,049
  Distribution ..................................................       337,531
  Transfer agent ................................................       160,311
  Management ....................................................       135,012
  Shareholder communication .....................................        45,225
  Registration ..................................................        34,142
  Custodian .....................................................        28,219
  Professional ..................................................        18,258
  Amortization of organization costs ............................         6,188
  Trustees ......................................................         3,230
  Miscellaneous .................................................         2,951
                                                                   ------------
   Total expenses before reimbursement ..........................     1,311,116
Expense reimbursement from Administrator ........................      (231,018)
                                                                   ------------
   Net expenses .................................................     1,080,098
                                                                   ------------
Net investment income ...........................................     1,659,640
                                                                   ------------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
Net realized gain from:
  Security transactions .........................................     1,407,577
  Futures transactions ..........................................     1,989,329
                                                                   ------------
Net realized gain on investments ................................     3,396,906
                                                                   ------------
Net change in unrealized appreciation on investments:
  Security transactions .........................................    45,627,232
  Futures transactions ..........................................        77,330
                                                                   ------------
Net unrealized gain on investments ..............................    45,704,562
                                                                   ------------
Net realized and unrealized gain on investments .................    49,101,468
                                                                   ------------
Net increase in net assets resulting from operations ............  $ 50,761,108
                                                                   ============

----------
(a)  Dividends recorded net of foreign withholding taxes of $18,250.


The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Changes in Net Assets


                                                                     Six months
                                                                        ended          Year ended
                                                                       June 30,       December 31,
                                                                        1997*            1996
                                                                    =============    =============
INCREASE IN NET ASSETS:
Operations:
  Net investment income .........................................   $   1,659,640    $   2,880,833
  Net realized gain on investments ..............................       3,396,906        5,505,296
  Net change in unrealized appreciation on investments ..........      45,704,562       25,632,481
                                                                    -------------    -------------
  Net increase in net assets resulting from operations ..........      50,761,108       34,018,610
                                                                    -------------    -------------
Dividends and distributions to shareholders:
  From net investment income ....................................              --       (4,255,511)
  From net realized gain on investments .........................              --       (6,641,480)
                                                                    -------------    -------------
   Total dividends and distributions to shareholders ............              --      (10,896,991)
                                                                    -------------    -------------
Capital share transactions:
  Net proceeds from sale of shares ..............................      79,043,136       99,873,971
  Net asset value of shares issued to shareholders
    in reinvestment of dividends and distributions ..............            --         10,618,632
                                                                    -------------    -------------
                                                                       79,043,136      110,492,603
  Cost of shares redeemed .......................................     (25,729,208)     (17,172,280)
                                                                    -------------    -------------
   Increase in net assets derived from capital share transactions      53,313,928       93,320,323
                                                                    -------------    -------------
   Net increase in net assets ...................................     104,075,036      116,441,942
NET ASSETS:
Beginning of period .............................................     225,749,611      109,307,669
                                                                    -------------    -------------
End of period ...................................................   $ 329,824,647    $ 225,749,611
                                                                    =============    =============
Accumulated undistributed net investment income .................   $   1,659,640    $          --
                                                                    =============    =============

----------
* Unaudited.


The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

                                                                                                                         December 20

                                                                             September 1                                    1990(a)
                                    Six months    Year ended    Year ended     through        Year ended August 31         through
                                      ended       December 31   December 31  December 31   ============================   August 31,
                                  June 30, 1997*     1996          1995         1994**       1994      1993      1992        1991
                                  =============   ==========   ===========   ===========   ========  ========  ========   ========
Net asset value at
  beginning of period .............  $  23.37      $  19.15      $  14.09     $  14.48     $  13.84  $  12.15  $  11.41   $   9.45
                                     --------      --------      --------     --------     --------  --------  --------   --------
Net investment
  income ..........................      0.12          0.30          0.24         0.09         0.27      0.22      0.18       0.11
Net realized and unrealized
  gain (loss) on investments ......      4.59          3.92          4.82        (0.48)        0.37      1.47      0.56       1.85
                                     --------      --------      --------     --------     --------  --------  --------   --------
Total from investment operations ..      4.71          4.22          5.06        (0.39)        0.64      1.69      0.74       1.96
                                     --------      --------      --------     --------     --------  --------  --------   --------
Less dividends and distributions:
From net investment income ........        --         (0.54)        (0.27)          --        (0.25)    (0.18)    (0.17)        --
From net realized gain
  on investments ..................        --         (0.82)        (0.27)          --        (0.18)    (0.02)    (0.04)        --
                                     --------      --------      --------     --------     --------  --------  --------   --------
Total dividends and distributions .        --         (1.36)        (0.54)          --        (0.43)    (0.20)    (0.21)
                                     --------      --------      --------     --------     --------  --------  --------   --------
Reverse Share Split ...............        --          1.36          0.54           --         0.43      0.20      0.21         --
                                     --------      --------      --------     --------     --------  --------  --------   --------
Net asset value at end of period ..  $  28.08      $  23.37      $  19.15     $  14.09     $  14.48  $  13.84  $  12.15   $  11.41
                                     ========      ========      ========     ========     ========  ========  ========   ========
Total investment return (b) .......     20.15%        22.04%        35.91 %      (2.68%)       4.59%    13.91%     6.49%     20.74%
Ratios (to average net assets)/
  Supplemental Data:
   Net investment income ..........      1.23%+         1.8%          1.7 %        2.0%+        1.9%      1.9%      1.8%       1.9%+

   Expenses .......................      0.80%+         0.8%          1.1 %        0.9%+        0.9%      0.9%      1.2%       1.4%+

   Expenses (before
     reimbursement) ...............      0.97%+         1.0%          1.1 %        0.9%+        0.9%      0.9%      1.2%       1.4%+

Portfolio turnover rate ...........         4%            3%            4 %          2%          12%        4%        3%         1%
Average commission rate paid ......  $ 0.0497      $ 0.0465           (c)          (c)          (c)       (c)       (c)        (c)
Net assets at end of
  period (in 000's) ...............  $329,825      $225,750      $109,308     $ 61,561     $ 62,828  $ 62,921  $ 41,742   $ 23,534

----------
*    Unaudited.
**   The Fund changed its fiscal year end from August 31 to December 31.
+    Annualized.
(a)  Commencement of operations.
(b)  Total return is calculated exclusive of sales charge and is not annualized.
(c) Disclosure of amount required for fiscal years beginning on or after September 1, 1995.


The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay Equity Index Fund


Note 1--Organization and Business:


The MainStay Funds were organized on January 9, 1986 as a Massachusetts Business Trust. The Trust is registered under the Investment Company Act of 1940, as amended, (the "Act") as an open-end management investment company and is comprised of fourteen funds. These financial statements and notes relate only to MainStay Equity Index Fund (the "Fund"). The Fund's objective is to provide investment results that correspond to the total return performance of publicly traded common stocks represented by the Standard & Poor's 500 Composite Stock Price Index.


Note 2--Significant Account Policies:

The following is a summary of significant accounting policies followed by the
Fund:

Valuation of Fund Shares. The net asset value per share is calculated on each day the New York Stock Exchange (the "Exchange") is open for trading as of close of regular trading on the Exchange. The net asset value per share is determined by taking the assets attributable to the shares, subtracting the liabilities attributable to the shares, and dividing the result by the outstanding shares.

Securities Valuation. Portfolio securities of the Fund are stated at value determined (a) by appraising common and preferred stocks which are traded on the New York Stock Exchange at the last sale price on that day or, if no sale occurs, at the mean between the closing bid and asked prices, (b) by appraising common and preferred stocks traded on other United States national securities exchanges as nearly as possible in the manner described in (a) by reference to their principal exchange, including the National Association of Securities Dealers National Market System, (c) by appraising over-the-counter securities quoted on the National Association of Securities Dealers NASDAQ system (but not listed on the National Market System) at the bid price supplied through such system, (d) by appraising over-the-counter securities not quoted on the NASDAQ system at prices supplied by the pricing agent or brokers selected by the Adviser, if these prices are deemed to be representative of market values at the regular close of business of the New York Stock Exchange. Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost if their term to maturity at purchase was 60 days or less, or by amortizing the difference between market value on the 61st day prior to maturity and value on maturity date if their original term to maturity at purchase exceeded 60 days.

Futures Contracts. A futures contract is an agreement to purchase or sell a specified quantity of an underlying instrument at a specified future date, or to make or receive a cash payment based on the value of a securities index. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market" such contract on a daily basis to reflect the market value of the contract at the end of each day's trading. The Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as "variation margin". When the futures contract is closed, the Fund records a realized gain or loss

Notes to Financial Statements (unaudited)


equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund's basis in the contract. The Fund invests in stock index futures contracts to gain full exposure to changes in stock market prices to fulfill its investment objective.

The use of futures contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the statement of assets and liabilities. The contract or notional amounts and variation margin reflect the extent of the Fund's involvement in long futures positions. Risks arise from the possible imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets, and the possible inability of counterparties to meet the terms of their contracts. However, the Fund's activities in futures contracts are conducted through regulated exchanges which minimize counterparty credit risks.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no Federal income tax provision is required.

Dividends and Distributions to Shareholders. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends annually. Income dividends and capital gain distributions are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles.

Security Transactions and Investment Income. The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date and interest income is accrued daily.

Organization costs. Costs incurred in connection with the Fund's initial organization and registration totalled $124,798. Such costs are being amortized over ten years beginning at the commencement of operations of the Fund. This period corresponds to the guarantee period of the original offering (See Note
6).

In the event NYLIFE Securities Inc. redeems any of the shares initially purchased, the proceeds of such redemption will be reduced by the proportionate amount of the unamortized deferred organizational expenses which the number of shares redeemed by it bears to the total number of initial shares purchased by it.

Expenses. Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred except when allocations of direct expenses can otherwise fairly be made.

MainStay Equity Index Fund


Use of Estimates. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.


Note 3--Fees and Related Party Policies:

Investment Management and Administration Fees. Monitor Capital Advisors, Inc. ("Monitor") acts as investment manager to the Fund under an Investment Management Agreement. Monitor is a registered investment adviser and an indirect wholly-owned subsidiary of New York Life Insurance Company ("New York Life"). NYLIFE Distributors Inc. ("NYLIFE Distributors"), an indirect wholly-owned subsidiary of New York Life, is the Administrator for the Fund.

The Trust, on behalf of the Fund, pays the Adviser and Administrator each a monthly fee for the services performed and the facilities furnished at an annual rate of 0.10% and 0.40%, respectively, of the average daily net assets of the Fund.

In the event the total expenses of the Fund (including 12b-1 fees) for any fiscal year exceed 0.80% of the value of the Fund's average annual net assets, the Administrator will reduce its fee payable by the Fund by the difference between the Fund's total expenses and 0.80%. This reduction amounted to $231,018 for the six months ended June 30, 1997. This fee waiver is voluntary and may be terminated at any time.

Distribution Fees. The Trust, on behalf of the Fund, has a Distribution Agreement with NYLIFE Distributors (the "Distributor"). The Fund has adopted a Distribution Plan (the "Plan") in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Plan, the Distributor receives payments from the Fund at an annual rate of 0.25% of the average daily net assets of the Fund's shares, which is an expense of the Fund for distribution or service activities as designated by the Distributor.

The Plan provides that the distribution fee is payable to NYLIFE Distributors regardless of the amounts actually expended by NYLIFE Distributors for distribution of the Fund's shares and service activities.

NYLIFE Distributors anticipates that its actual distribution expenditures will substantially exceed the distribution fee received by it during the initial years of the operation of the Plan and that in later years its expenditures may be less than the distribution fee.

Sales Charge. The Fund was advised that the amount of sales charge retained by NYLIFE Distributors was $154,045 for the six months ended June 30, 1997.

Notes to Financial Statements (unaudited) continued


Trustees Fees. Trustees, other than those affiliated with New York Life, MacKay-Shields, NYLIFE Distributors or NYLIFE Securities, are paid an annual fee of $40,000 and $1,000 for each Board and Audit Committee meeting attended plus reimbursement for travel and out-of-pocket expenses. The Trust allocates this expense in proportion to the net assets of the respective Funds.

Capital. At June 30, 1997, NYLIFE Securities owned shares of the Fund with a net asset value of $280,800, which represents 0.10% of the Fund's net assets at period end.

Other. NYLIFE Distributors has received $15,736 for providing the Fund certain transfer agency services for the period January 1, 1997, through April 30, 1997. Effective May 1, 1997, MainStay Shareholder Services Inc. ("MSS"), an indirect wholly owned subsidiary of New York Life Insurance Company, was appointed Transfer, Dividend Disbursing and Shareholder Servicing Agent. MSS was paid $3,913 for services rendered May 1, 1997, through June 30, 1997.

Fees for the cost of legal services provided to the Fund by the Office of General Counsel of New York Life amounted to $4,272 for the six months ended June 30, 1997.


Note 4--Purchases and Sales of Securities (in 000's):

During the six months ended June 30, 1997, purchases and sales of securities, other than U.S. Government securities, securities subject to repurchase transactions and short-term securities, were $50,175 and $3,501, respectively.


Note 5--Capital Share Transactions (in 000's):

                                                                     Year ended
                                                 Six months ended   December 31,
                                                  June 30, 1997*       1996
                                                 ================   ============
Shares sold .....................................      3,104           4,773
Shares issued in reinvestment of
  dividends and distributions ...................         --             491
                                                      ------          ------
                                                                       5,264
Shares redeemed .................................     (1,018)           (810)
Reduction of shares due to reverse share split ..         --            (503)
                                                      ------          ------
Net increase ....................................      2,086           3,951
                                                       =====           =====

----------
* Unaudited.

MainStay Equity Index Fund


Note 6--Guarantee:

NYLIFE provides a guarantee to the effect that if, 10 years from the date of purchase (the "Guarantee Date"), the net asset value of a unit equal to the net asset value of a Fund share purchased, plus the value of all cumulative reinvested dividends and distributions attributable to such share paid during that 10-year period ("Guaranteed Share"), is less than the public offering price initially paid for the share ("Guaranteed Amount"), NYLIFE will pay to the transfer agent for disbursement to shareholders an amount equal to the difference between the net asset value of each such Guaranteed Share outstanding and held by shareholders as of the close of business on the Guarantee Date and the Guaranteed Amount for each such share. The Fund is not a party to the guarantee.

                       This page intentionally left blank

The MainStay Funds


GROWTH FUNDS

------------------------------------------------------------------------------------------------------------------------------------

FUND                          RISK/REWARD         HOW IT INVESTS                          CHOOSE THIS FUND IF...
------------------------------------------------------------------------------------------------------------------------------------

                              [Horizontal bar     Invests primarily in common stocks      You want your investments to grow
Capital Appreciation Fund     graph indicating    of companies in expanding markets       and are willing to accept a higher
                              risk/reward of      with strong growth potential            level of risk for higher return potential
                              Fund]
------------------------------------------------------------------------------------------------------------------------------------

                              [Horizontal bar     Invests in a portfolio that tracks      You seek a conservative way to partici-
EQUITY INDEX FUND             graph indicating    the makeup and returns of the           pate in the growth potential of stocks+
                              risk/reward of      S&P 500*
                              Fund]
------------------------------------------------------------------------------------------------------------------------------------

                              [Horizontal bar     Offers broad diversification into       You prefer the higher return potential
International Equity Fund     graph indicating    international stock markets with        of international equities or want to
                              risk/reward of      an emphasis on risk control             add diversification to your domestic
                              Fund]                                                       investments++
------------------------------------------------------------------------------------------------------------------------------------

GROWTH & INCOME FUNDS
------------------------------------------------------------------------------------------------------------------------------------

FUND                          RISK/REWARD         HOW IT INVESTS                          CHOOSE THIS FUND IF...
------------------------------------------------------------------------------------------------------------------------------------

Convertible Fund              [Horizontal bar     Invests in convertible securities for   You want income from securities that
                              graph indicating    a special blend of long-term growth     may offer growth potential if converted
As of 6/2/97, this Fund       risk/reward of      potential and dividend income           into common stock
was closed to new investors.  Fund]
------------------------------------------------------------------------------------------------------------------------------------

                              [Horizontal bar     Balances current income with growth     You seek a combination of income and
Total Return Fund             graph indicating    opportunities by investing in stocks,   growth potential and want to manage
                              risk/reward of      bonds, and money market instruments     risk through diversification
                              Fund]
------------------------------------------------------------------------------------------------------------------------------------

                              [Horizontal bar     Seeks undervalued stocks with           You seek to maximize total return from
 Value Fund                   graph indicating    attractive dividends and a stimulus     securities which may have more poten-
                              risk/reward of      for positive change                     tial than the market currently sees
                              Fund]
------------------------------------------------------------------------------------------------------------------------------------


* The S&P 500 is an unmanaged index and is considered to be generally representative of the U.S. stock market. The MainStay Funds are neither sponsored by nor affiliated with Standard & Poor's.

+ The original investment is guaranteed provided it is held for 10 years with all dividend and capital gain distributions reinvested. If shares are redeemed prior to or after the one-day guarantee date, the investor loses the benefit of the guarantee with respect to those shares.

++ Investments in foreign securities may be subject to greater risks than domestic investments. These risks include currency fluctuations, changes in U.S. or foreign tax or currency laws, and changes in monetary policies and economic and political conditions in foreign countries.

(S) While individual securities owned by the Government Fund may be guaranteed by the U.S. government and its agencies, the share price of the Fund is not guaranteed and will fluctuate with market conditions.

||   Certain of the Fund's investments may be speculative.

# Investments in the Money Market Fund are neither insured nor guaranteed by the U.S. government and there is no assurance that the Fund will be able to maintain a stable net asset value of $1.00 per share; investment returns will vary with market conditions.

** A small portion of the Fund's income may be subject to state and local taxes and the Alternative Minimum Tax. Capital gains, if any, may also be taxed.

INCOME FUNDS

------------------------------------------------------------------------------------------------------------------------------------

FUND                          RISK/REWARD         HOW IT INVESTS                          CHOOSE THIS FUND IF...
------------------------------------------------------------------------------------------------------------------------------------

                              [Horizontal bar     Seeks a high level of current income    You are seeking to combine high
Government Fund               graph indicating    consistent with safety of principal     current income and safety of principal
                              risk/reward of      primarily from U.S. government
                              Fund]               securities(S)
------------------------------------------------------------------------------------------------------------------------------------

                              [Horizontal bar     An aggressive high-yield bond           You want to maximize current income
High Yield                    graph indicating    fund that is actively managed for       and can accept the higher risk of
Corporate Bond Fund           risk/reward of      maximum current income||                securities with high yield potential
                              Fund]
------------------------------------------------------------------------------------------------------------------------------------

                              [Horizontal bar     Seeks high current yields and           You prefer the higher return potential
International Bond Fund       graph indicating    competitive total return from non-      of international bonds or want to
                              risk/reward of      U.S. bonds with an emphasis on          add diversification to your domestic
                              Fund]               risk control                            investments++
------------------------------------------------------------------------------------------------------------------------------------

                              [Horizontal bar     Seeks to provide current income,        You are averse to risk or want to earn
Money Market Fund             graph indicating    stability of principal, and liquidity,  competitive yields on cash you're plan-
                              risk/reward of      with free checkwriting#                 ning to spend or invest in the near future
                              Fund]
------------------------------------------------------------------------------------------------------------------------------------

                              [Horizontal bar     Seeks current income and competi-       You seek to combine the return potential
Strategic Income Fund         graph indicating    tive overall return by investing in     of high-grade, high-yield,||  and inter-
                              risk/reward of      a diversified portfolio of domestic     national bonds and want to manage risk
                              Fund]               and foreign debt securities++           through multimarket diversification
------------------------------------------------------------------------------------------------------------------------------------


TAX-FREE INCOME FUNDS
------------------------------------------------------------------------------------------------------------------------------------

FUND                          RISK/REWARD         HOW IT INVESTS                          CHOOSE THIS FUND IF...
------------------------------------------------------------------------------------------------------------------------------------

                              [Horizontal bar     Seeks high current income exempt        You are a California resident and want to
California  Tax Free Fund     graph indicating    from both federal and California        keep more of what you earn by invest-
                              risk/reward of      income taxes consistent with            ing for income that's double tax free**
                              Fund]               preservation of capital**
------------------------------------------------------------------------------------------------------------------------------------

                              [Horizontal bar     Seeks high current income exempt        You are a New York State or City resident
New York Tax Free Fund        graph indicating    from federal, New York State, and       and want to keep more of what you earn
                              risk/reward of      New York City income taxes consis-      with income that's double or triple tax
                              Fund]               tent with preservation of capital**     free**
------------------------------------------------------------------------------------------------------------------------------------

                              [Horizontal bar     Seeks high current income exempt        You are in a high federal income tax
Tax Free Bond Fund            graph indicating    from regular federal income tax con-    bracket or want to pay less of your
                              risk/reward of      sistent with preservation of capital**  investment income to the IRS
                              Fund]
------------------------------------------------------------------------------------------------------------------------------------


A word about risk and reward

The "thermometers" in the tables above show how much risk the investor must assume and the related return potential. Generally speaking, investments with higher return potential also carry higher risks. So, the longer the indicator bar, the higher the risk and reward potential of the Fund.

The prospectus contains information on advisory fees, other expenses, and share classes. Please read it carefully before you invest or send any money. Shares must be offered in the investor's state of residence.

--------------------------------------------------------------------------------
                                    MAINSTAY
                                      Equity Index Fund
--------------------------------------------------------------------------------

                                   [GRAPHIC]


                                     Semiannual Report

                                     June 30, 1997

                                     Unaudited

                              [LOGO] MAINSTAY(R)
                                     FUNDS



                               OFFICERS & TRUSTEES

             Alice T. Kane     Chairperson and Trustee
             Walter W. Ubl     President, Chief Executive Officer, and Trustee
           Edward J. Hogan     Trustee
             Harry G. Hohn     Trustee
  Nancy Maginnes Kissinger     Trustee
          Terry L. Lierman     Trustee
       Donald E. Nickelson     Trustee
            Donald K. Ross     Trustee
       Richard S. Trutanic     Trustee
        Jefferson C. Boyce     Senior Vice President
          Anthony W. Polis     Chief Financial Officer
        Richard W. Zuccaro     Tax Vice President
       A. Thomas Smith III     Secretary

                              Dechert Price & Rhoads
                                  Legal Counsel


[LOGO] MAINSTAY(R) FUNDS


NYLIFE Distributors Inc.
Morris Corporate Center, Building A
300 Interpace Parkway
Parsippany, New Jersey 07054
Administrator & Distributor of The MainStay Funds

http://www.mainstayfunds.com

NYLIFE Distributors Inc., member NASD, is an indirect wholly owned subsidiary of New York Life Insurance Company.

[LOGO] NEW YORK LIFE

This report is provided for the information of shareholders of the MainStay Equity Index Fund. It may be given to others only when preceded or accompanied by an effective MainStay Funds prospectus. This report does not offer to sell any securities or solicit orders to buy them.

(C)1997. All rights reserved.                                       MSSA07-08/97
[GRAPHIC]

Table of Contents


Chairperson's Letter                                                           2


MainStay Government Fund Highlights                                            4


$10,000 Invested in the MainStay
Government Fund versus Lehman Brothers
Government Bond Index and Inflation--
Class A & Class B Shares                                                       5


Portfolio Management Discussion and Analysis                                   6


Year-by-Year & Six-Month Performance                                           7


Portfolio Composition                                                          8


Returns & Lipper Rankings                                                     10


Portfolio of Investments                                                      11


Unaudited Financial Statements                                                13


Notes to Financial Statements                                                 17


The MainStay Funds                                                            22

--------------------------------------------------------------------------------
[GRAPHIC]


Chairperson's Letter

After a remarkable six-year period of expansion, the U.S. economy continued to grow throughout the first half of 1997. For most investors, the overall impact was positive, but there were some rough seas along the way.

As the stock market made gains early in the year, concerns about the possibility of impending inflation brought increased price volatility. In late March, the Federal Reserve Board moved to raise interest rates in an effort to slow economic growth. Although this preemptive strike helped keep inflation in check, the initial reaction from both the stock and bond markets was negative. As a result, bond prices faltered and stocks tumbled more than 9% from their peak before both markets began to stabilize.

As employment figures, earnings estimates, and other indicators began to suggest that economic growth was slowing in the second quarter, the stock market not only recovered lost ground, but soared to record highs. With higher valuations, however, the market became increasingly volatile, reacting severely to any news that could signal a shift in buying patterns or interest rates.


Positive performance, emerging concerns

Despite the volatility, domestic stock and bond markets closed the first half of 1997 with positive returns. While Malaysia and Singapore had negative results, most international markets performed well. Given these results, many investors are once again celebrating their good fortune. The underlying volatility, however, should serve to remind us that the level of growth we've enjoyed for more than six years is not typical market behavior.

Certainly no one can predict what will happen next, so it's important to keep recent performance in perspective. We believe that having realistic expectations, as well as a long-range plan and diversified investments can help you work toward achieving your goals, wherever the markets may move.


Solid team approach

At MainStay(R), we believe our risk-averse approach can help provide reassurance to many investors, particularly in uncertain times. Each MainStay Fund is managed by a team of experienced professionals who employ disciplined investment strategies to seek competitive returns with careful attention to downside risk. Our team approach offers investors a combination of experience, insight, and market perspective that few individuals could provide on their own. It also helps provide important checks and balances in security selection, market evaluation, and overall accountability.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Our Fund managers believe that strong companies tend to get stronger in up markets and perform better than average when the markets go down. Using selection criteria appropriate to the individual Funds they manage, they may look for specific catalysts that are likely to stimulate growth, enhance value, or increase yield without taking on unnecessary risk.


Looking forward

As we move into the second half of 1997, we expect that an intensified focus on inflation, interest rates, and corporate earnings will account for much of the momentum driving the market. Regardless of how events unfold, you can be confident that we will hold true to our disciplined management approach.

At MainStay, we believe that having a close relationship with your Registered Representative is one of the best ways to keep your long-term focus in any market environment. Therefore, we urge you to speak with your Registered Representative regularly--whether the market happens to be up or down--so he or she can understand your needs and help keep you on a steady course.

While we've seen positive results for the first half of the year, we remain somewhat cautious. Whatever the future brings, we'll continue to provide the information, service, and support you can consider when making decisions--and the prudent management you depend on to pursue your long-range goals.

Sincerely,


/s/ Alice T. Kane

Alice T. Kane
July 1997

--------------------------------------------------------------------------------

MainStay Government Fund Highlights

                                MARKET HIGHLIGHTS
                         FOR THE 6 MONTHS ENDED 6/30/97
--------------------------------------------------------------------------------
o In general, the market for income securities was relatively quiet during the first half of 1997.

o Rapid economic growth in the first quarter led to a 25 basis point increase in the Federal Funds rate in late March.

o Economic activity, along with low unemployment and low inflation, kept bonds trading in a relatively narrow range.

o With lower volatility, the market's attention moved from Treasuries to other ways of enhancing yield such as mortgage-backed and asset-backed securities.
--------------------------------------------------------------------------------


                             Fund Highlights for the
                      6- and 12-month Periods Ended 6/30/97
--------------------------------------------------------------------------------
o One-year total returns of 6.78% and 6.17% for Class A shares and Class B shares, respectively, excluding all sales charges, as of 6/30/97.

o The Fund sold Treasuries and invested in other securities, including mortgage-backed bonds, unleveraged collateralized mortgage obligations
     (CMOs), whole loans, low-balance mortgage loans, and other instruments that we believed offered opportunities to enhance yield.

o Given the market's lower volatility, the Fund maintained a relatively neutral duration throughout the first six months of the year.

o Both share classes underperformed the average Lipper* general U.S. government fund for the first half of 1997.
--------------------------------------------------------------------------------

----------
* See footnote + and table on page 10 for more information on Lipper Analytical Services, Inc.

$10,000 Invested in the MainStay
Government Fund versus Lehman Brothers
Government Bond Index and Inflation

CLASS A SHARES
 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

                       MainStay            Lehman Bothers
                      Government          Government Bond
  Period-end             Fund                  Index*              Inflation+
  ----------          ----------          ---------------          ----------
    5/1/86            $ 9,550.00             $10,000.00            $10,000.00
    12/86             $10,115.00             $10,567.00            $10,193.00
    12/87             $10,471.80             $10,799.00            $10,644.00
    12/88             $11,142.30             $11,559.00            $11,113.00
    12/89             $12,498.70             $13,203.00            $11,629.00
    12/90             $13,363.80             $14,355.00            $12,355.00
    12/91             $15,154.70             $16,554.00            $12,724.00
    12/92             $15,733.20             $17,751.00            $13,100.00
    12/93             $16,658.10             $19,643.00            $13,459.00
    12/94             $16,183.70             $18,979.00            $13,809.00
    12/95             $18,834.50             $22,460.00            $14,168.00
    12/96             $19,205.00             $23,082.00            $14,637.00
    6/97              $19,659.00             $23,690.00            $14,738.00

CLASS B SHARES
 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

                       MainStay            Lehman Bothers
                      Government          Government Bond
  Period-end             Fund                  Index*              Inflation+
  ----------          ----------          ---------------          ----------
    5/1/86            $10,000.00             $10,000.00            $10,000.00
    12/86             $10,591.60             $10,567.00            $10,193.00
    12/87             $10,965.20             $10,799.00            $10,644.00
    12/88             $11,667.30             $11,559.00            $11,113.00
    12/89             $13,087.60             $13,203.00            $11,629.00
    12/90             $13,993.50             $14,355.00            $12,355.00
    12/91             $15,868.80             $16,554.00            $12,724.00
    12/92             $16,474.60             $17,751.00            $13,100.00
    12/93             $17,443.00             $19,643.00            $13,459.00
    12/94             $16,946.30             $18,979.00            $13,809.00
    12/95             $19,605.70             $22,460.00            $14,168.00
    12/96             $19,851.70             $23,082.00            $14,637.00
    6/97              $20,271.00             $23,690.00            $14,738.00

----------
     The Class A graph assumes an initial investment of $10,000 made on 5/1/86 reflecting the effect of the 4.5% maximum up-front sales charge, thereby reducing the amount of the investment to $9,550 and includes the historical performance of the Class B shares for periods from inception (5/1/86) through 12/31/94. The Class B graph assumes an initial investment of $10,000 made on 5/1/86. Returns shown do not reflect the Contingent Deferred Sales Charge (CDSC), as it would not apply for the period shown. All results include reinvestment of distributions at net asset value and the change in share price for the stated period. Past performance is no guarantee of future results.

* The Lehman Brothers Government Bond Index includes issues of the U.S. government and agencies thereof, as well as fixed-rate debt issues that are rated investment-grade by Moody's, Standard & Poor's, or Fitch, in that order, with at least one year to maturity. The Index is unmanaged and results assume the reinvestment of all income and capital gain distributions.

+ Inflation is represented by the Consumer Price Index (CPI), which is a commonly used measure of the rate of inflation and shows the changes in the cost of selected goods. It does not represent an investment return.

[GRAPHIC]

Portfolio Management Discussion and Analysis

The first six months of 1997 were relatively quiet in the U.S. government securities markets. Although strong economic growth led to a tightening of the
                                                             ----------
Federal Funds rate in late March, the markets had largely discounted the move before it happened, and whatever losses resulted from the rising rates were regained by the end of the second quarter.

After a strong period of growth in the first quarter, the second quarter showed modest growth, low inflation, and the lowest unemployment levels in over a decade. As a result, the Treasury market traded in a narrow range.

Today, many income securities give issuers or bond holders some flexibility in how the security will perform, through puts, calls, or prepayments. As volatility decreased, the market directed its attention to agencies, mortgage-backed and asset-backed securities, and collateralized mortgage obligations (CMOs), which offer the potential to earn higher yields. The result was a decreased demand for Treasuries, yield spreads tightening to Treasuries, and increasing interest in identifying market inefficiencies.


Given this context, how did the MainStay Government Fund do in the first half of 1997?

The Fund returned 2.36% and 2.11% for Class A shares and Class B shares, respectively, excluding all sales charges, for the six months ended 6/30/97. Both share classes underperformed the average Lipper* general U.S. government fund, which returned 2.47% for the same period.

What was your primary strategy during the reporting period?

We sought to enhance yields, since there were few opportunities among Treasuries and, given the flatness of the yield curve for this stage of the cycle, there
                               -----------
were not many opportunities to take advantage of in the yield curve. We maintained a relatively neutral duration for the Fund and sought yield among a
                                --------
variety of securities that offered yield spreads to Treasuries.
                                   -------------

Where did you find the best opportunities?

We sold some Treasuries and moved into mortgage-backed securities. The Fund's domestic mortgage-backed holdings reached as much as 50% of its overall investment portfolio during the second quarter. We've since taken some profits, paring the Fund's holdings back to about 40%.


What types of mortgage-related securities did you buy?

During the reporting period, we purchased seasoned mortgage pools at a discount, which provided capital gain opportunities when prepayments came in higher than expectations. We also invested the Fund in government-guaranteed adjustable-rate mortgages both in the first and second quarter. We feel these are the most undervalued securities in the short end of the market. And while they performed
                              -----------------------
pretty much in line with Treasuries, we believe that they may begin to outperform in the second half of the year. So we feel that building the Fund's position in these securities can offer total return potential.



[GRAPHIC]

Easing/Tightening
-----------------
When the Federal Reserve Board lowers interest rates on benchmark securities, it is said to be "easing" or making borrowing more affordable. When it raises interest rates, it is said to be "tightening" or making borrowing more expensive.


Yield curve
-----------
When interest rates available from various short-, intermediate-, and long-term securities are plotted on a graph, the resulting line is known as a yield curve.


Duration
--------
A measure of price sensitivity, which adjusts for the time value of the payments investors will receive and which takes into account interest payments as well as principal payments. Duration is a better gauge of interest-rate sensitivity than average maturity alone.

----------
* See footnote and table on page 10 for more information on Lipper Analytical Services, Inc.

YEAR-BY-YEAR & SIX-MONTH PERFORMANCE
 [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

Period-end                     Total Return %
--------------------------------------------------------------------------------
12/86                               5.92
12/87                               3.53
12/88                               6.40
12/89                              12.17
12/90                               6.92
12/91                              13.40
12/92                               3.81
12/93                               5.88
12/94                              -2.85
12/95                              16.38 Class A
12/95                              15.69 Class B
12/96                               1.97 Class A
12/96                               1.25 Class B
6/97                                2.36 Class A
6/97                                2.11 Class B

----------
Returns are for Class B shares unless otherwise noted. See footnote * on page 10 for more information on performance.


We also increased the Fund's holdings in unleveraged CMOs from 9% to 17%. We also pared back on those when we saw opportunities to take profits. CMOs accounted for about 12% of the Fund's investment portfolio at the end of June and both mortgage strategies helped increase yield in a low-volatility environment.


What was your duration strategy for the Fund during the first six months of the year?

We kept the Fund neutral. We correctly anticipated the Federal Reserve Board's tightening move and so did the rest of the market. Although prices dropped a bit afterward, there haven't been any major trends in this low-volatility market. Prices and yields have ended the first half of 1997 near levels where they started the year.


Couldn't you seek to enhance yield by lowering the Fund's quality?

We could, but we won't. The Fund continues to be agency rated,+ which is the highest rating the Fund can have--better than AAA. In a market with spreads this tight, we don't believe there is any reason to compromise quality to pick up a few basis points in yield here or there.
    ------------

Were there other yield-enhancing securities that you bought for the Fund?

We purchased some low-balance mortgage loans. These securities are typically backed by smaller nonconforming, limited-documentation mortgages to top-quality self-employed individuals. These securities carry the highest quality ratings. On average, the borrowers pay approximately 100 basis points over standard mortgages. This is why the securities are attractive.


Are these relatively new securities?

Yes they are. And we believe we've been at the forefront of this market. Our original research included modeling prepayments, projecting refinancing levels, and developing a demographic and geographic profile. We've capitalized on our in-house experience to establish ourselves as a prominent player in this market.


[GRAPHIC]

Yield spread
------------
The difference in yield between securities in different market sectors, such as government and mortgage-backed securities--or between different securities in a single sector, such as 5- and 10-year Treasuries.

Short end of the market
-----------------------
The maturities of income securities may range from as short as overnight to as long as 30-years or more. Securities with shorter maturities represent the "short end" of the market or maturity spectrum.

Basis point
-----------
One hundredth of one percent in the yield of an investment, i.e., 100 basis points equals 1%.

----------
+ Agency rating is above AAA. Currently debt rated AAA has the highest rating assigned by Standard & Poor's. These ratings are based solely on the creditworthiness of the bonds in the portfolio and are not meant to represent the stability or safety of the Fund.

PORTFOLIO COMPOSITION AS OF 6/30/97
  [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

                                                    Percentage
--------------------------------------------------------------------------------
U.S. Treasury Notes                                     7.0%
U.S. Treasury Bonds                                    28.1%
Federal National Mortgage Association                  20.5%
Government National Mortgage Association               26.3%
Asset-Backed Securities                                15.9%
Mortgage-Backed Securities                             12.1%
Cash, Equivalents & Other Assets,
  less Liabilities                                     -9.9%

----------
Actual percentages will vary over time.


Since these are high-coupon mortgages, they're issued at a premium. The biggest risk they face is prepayment risk. But since the mortgage holders are paying a
                  ---------------
premium to get the loans and don't have many financing alternatives, we believe we'll see slower prepayments than the market expects. We're very comfortable with these new securities and we believe they can provide attractive opportunities for the Fund.


Did the Fund invest in asset-backed securities?

Yes. We increased the Fund's exposure to asset-backed securities, which also offer a spread over Treasuries. Basically, we concentrated on AAA-rated manufactured-housing mortgages and AAA-rated home equity loans. They provided the Fund with increased yield in the short end of its investment portfolio.


Can you comment on the Fund's Treasury holdings?

The Treasury market was very efficient during the reporting period. Given the reduced budget deficit, the need for new cash to finance the deficit has decreased. As a result, the extra 10-year auctions that were announced last year
                                          --------
were canceled. During the first half of 1997, inflation-indexed Treasury securities were introduced to the market. While these securities may be a good idea, we think they came at a bad time. With inflation at such low levels, there was little interest in them and they underperformed. Fortunately, we did not participate in these new offerings.

We did buy some high-coupon callable paper that we think is attractive right now. The securities are yielding a little over 10-year Treasuries and we think that spreads will tighten over the course of the next six months.


What's your outlook going forward?

We expect more of the same. The Federal Reserve Board has been very strict on inflation, and we expect that to continue. As long as productivity increases faster than wages, we don't anticipate any major infla-


[GRAPHIC]

Prepayment risk
---------------
The risk that mortgage or loan holders will repay their obligations before they mature, shortening the stream of interest payments investors receive.

Auction
-------
The competitive bidding process through which Treasury securities are sold.

tionary problems on the horizon. Whatever the future brings, we'll continue to apply our disciplined approach to sector evaluation and individual security selection on behalf of the Fund's shareholders. As always, we'll continue to seek a high level of current income, consistent with safety of principal.


Ravi Akhoury
Edward Munshower
Portfolio Managers


[GRAPHIC]

Returns & Lipper Rankings as of 6/30/97

Fund average annual total returns*

-----------------------------------------------------------------------------------------------------
                                                                                    Life of Fund
                          1 year            5 years           10 years             through 6/30/97
Class A                   6.78%             5.14%             6.74%                     6.67%
Class B                   6.17%             4.82%             6.57%                     6.53%
-----------------------------------------------------------------------------------------------------
Fund SEC returns*
-----------------------------------------------------------------------------------------------------
                                                                                    Life of Fund
                          1 year            5 years           10 years             through 6/30/97
Class A                   1.98%             4.18%             6.24%                     6.24%
Class B                   1.17%             4.48%             6.57%                     6.53%
-----------------------------------------------------------------------------------------------------
Fund Lipper+ rankings & Lipper category returns as of 6/30/97
-----------------------------------------------------------------------------------------------------
                                                                                    Life of Fund
                          1 year            5 years           10 years             through 6/30/97
Class A                   115 out of        n/a               n/a                        n/a
                          177 funds
Class B                   152 out of        69 out of         43 out of               29 out of
                          177 funds         77 funds          49 funds                36 funds
Average Lipper
general U.S.
government fund           7.01%             5.98%             7.41%                     7.22%
-----------------------------------------------------------------------------------------------------
Fund per share net asset values & distributions for the six months ended 6/30/97
-----------------------------------------------------------------------------------------------------
                           NAV 6/30/97                    Income                    Capital Gains
Class A                       $8.00                       $0.2460                      $0.0000
Class B                       $7.99                       $0.2160                      $0.0000
-----------------------------------------------------------------------------------------------------

----------
* Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that upon redemption, shares may be worth more or less than their original cost. Total returns shown are based on NAV and assume no deduction for CDSC or applicable sales charges. In compliance with SEC guidelines, SEC returns include the maximum sales charge and show the percentage change for each of the required periods. All returns assume capital gain and dividend distributions are reinvested.

     Class A shares, first offered to the public on 1/3/95, are sold with a maximum initial sales charge of 4.5% and an annual 12b-1 fee of .25%. Performance figures for this class include the historical performance of the Class B shares for periods from inception (5/1/86) up to 12/31/94. Performance data for the two classes after this date vary based on differences in their expense structures. Class B shares of the Fund are sold with no initial sales charge, but are subject to a maximum CDSC of up to 5% if shares are redeemed during the first 6 years of purchase and an annual 12b-1 fee of up to 1%.

+ Lipper Analytical Services, Inc. is an independent monitor of mutual fund performance. Its rankings are based on total returns with capital gains and dividends reinvested. Results do not reflect any deduction of sales charges. Lipper averages listed above are not class specific. Life of Fund return is from the period of the Class B shares' initial offering through 6/30/97. The Fund's Class A shares were first offered to the public on 1/3/95; Class B shares on 5/1/86.



[GRAPHIC]

Portfolio of Investments June 30, 1997 (unaudited)

                                                  Principal
                                                    Amount           Value
                                                  ===========================
LONG-TERM INVESTMENTS (109.9%)+
ASSET-BACKED SECURITIES (15.9%)

AIRCRAFT LEASES (3.5%)
Airplanes Pass-Through Trust
  Series 1- Class C
  8.15%, due 3/15/19 ......................      $23,405,000     $ 24,365,073
                                                                 ------------

AUTO LEASES (0.8%)
Advanta Automobile Receivables Trust
  Series 1997-1 Class A2
  6.75%, due 12/15/03 .....................        5,190,000        5,214,341
                                                                 ------------

CONSUMER LOANS (3.5%)
Green Tree Recreational Equipment &
  Consumer Trust
  Series 1996-C Class A1
  5.93%, due 10/15/17 (a) .................        3,244,024        3,247,074
  Series 1997-B Class A1
  6.55%, due 7/15/28 ......................       21,135,000       21,085,332
                                                                 ------------
                                                                   24,332,406
                                                                 ------------

EQUIPMENT LOANS (2.5%)
Case Equipment Loan Trust
  Series 1997-A Class A3
  6.45%, due 3/15/04 ......................       17,600,000       17,635,024
                                                                 ------------

HOME EQUITY LOANS (2.8%)
Southern Pacific Secured Assets Corp.
  Series 1997-1 Class A1
  5.89%, due 4/25/27 (a) ..................       19,286,910       19,262,802
                                                                 ------------

MANUFACTURED HOUSING LOANS (2.1%)
Green Tree Financial Corp.
  Series 1997-3 Class A2
  6.49%, due 7/15/28 ......................        8,200,000        8,236,818
  Series 1997-4 Class A7
  7.36%, due 2/15/29 ......................        6,480,000        6,415,200
                                                                 ------------
                                                                   14,652,018
                                                                 ------------

STUDENT LOANS (0.7%)
Nellie Mae
  Series 1996-a Class A1
  5.86%, due 12/15/04 (a) .................        5,032,911        5,039,202
                                                                 ------------
Total Asset-Backed Securities
  (Cost $110,224,595) .....................                       110,500,866
                                                                 ------------

----------
+    Percentages indicated are based on Fund net assets.


                                                  Principal
                                                    Amount           Value
                                                  ===========================

MORTGAGE-BACKED SECURITIES (12.1%)

COMMERCIAL MORTGAGE LOANS (COLLATERALIZED
  MORTGAGE OBLIGATIONS) (5.1%)
Asset Securitization Corp.
  Series 1996-MD6 Class A1B
  6.88%, due 11/13/26 .....................      $13,295,000     $ 13,308,561
  Series 1997-MD7 Class A1B
  7.41%, due 1/13/30 ......................        6,900,000        7,085,472
  Series 1997-D4 Class A1D
  7.49%, due 4/14/29 ......................       14,500,000       14,961,100
                                                                 ------------
                                                                   35,355,133
                                                                 ------------

FIRST MORTGAGE LOANS (COLLATERALIZED
  MORTGAGE OBLIGATIONS) (7.0%)
Bear Stearns Mortgage Securities Inc.
  Series 1996-5 Class A2
  10.00%, due 9/15/27 .....................        3,865,235        4,015,322
  Series 1996-4 Class AI2
  10.50%, due 9/25/27 .....................        3,353,707        3,512,873
Residential Accredit Loans, Inc.
  Series 1997-QS4 Class A4
  10.00%, due 5/25/27 .....................        5,219,617        5,527,470
  Series 1997-QS5 Class A3
  10.00%, due 6/25/27 .....................        8,265,817        8,729,447
  Series 1997-QS1 Class A6
  11.00%, due 2/25/27 .....................        8,639,622        9,424,272
Residential Asset Securitization Trust
  Series 1997-A3 Class A7
  10.00%, due 5/25/27 .....................        7,671,867        8,083,923
  Series 1997-A5 Class A4
  10.00%, due 7/25/27 .....................        4,782,710        5,033,802
Structured Asset Securities Corporation
  Series 1996-2 Class A1
  7.00%, due 8/25/26 ......................        4,025,000        4,048,265
                                                                 ------------
                                                                   48,375,374
                                                                 ------------
Total Mortgage-Backed Securities
  (Cost $88,568,799) ......................                        83,730,507
                                                                 ------------


U.S. GOVERNMENT & FEDERAL AGENCIES (81.9%)

FEDERAL NATIONAL MORTGAGE
  ASSOCIATION (MORTGAGE PASS-
  THROUGH SECURITIES) (20.5%)
  (zero coupon), due 7/11/97-7/14/97 ......       57,770,000       57,656,062
  6.52%, due 12/1/03 (b) ..................        5,698,977        5,620,160
  6.55%, due 1/1/04 (b) ...................        5,617,650        5,560,519
  6.80%, due 1/1/04 (b) ...................        8,788,502        8,788,502
  7.50%, due 7/14/27 TBA (c) ..............       64,485,000       64,670,717
                                                                 ------------
                                                                  142,295,960
                                                                 ------------

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay Government Fund

                                                  Principal
                                                    Amount           Value
                                                  ===========================
U.S. GOVERNMENT & FEDERAL AGENCIES (Continued)

GOVERNMENT NATIONAL MORTGAGE
  ASSOCIATION I (MORTGAGE PASS-
  THROUGH SECURITIES) (14.2%)
  6.50%, due 12/15/23 (b) .................      $20,983,050     $ 20,235,634
  7.00%, due 5/15/27 ......................       28,957,252       28,590,653
  7.50%, due 7/25/27 TBA (c) ..............        8,500,000        8,566,470
  9.50%, due 12/15/17- 5/15/22 (b) ........       38,264,884       41,501,264
                                                                 ------------
                                                                   98,894,021
                                                                 ------------

GOVERNMENT NATIONAL MORTGAGE
  ASSOCIATION II (MORTGAGE PASS-
  THROUGH SECURITIES) (12.1%)
  6.875%, due 10/20/22 ARM (b)(d) .........       10,592,529       10,903,738
  7.125%, due 6/20/23 - 6/20/25
  ARM (b)(d) ..............................       71,036,668       72,972,422
                                                                 ------------
                                                                   83,876,160
                                                                 ------------

UNITED STATES TREASURY BONDS (28.1%)
  6.25%, due 8/15/23 (e) ..................       34,711,000       32,134,750
  6.625%, due 2/15/27 (e) .................       67,110,000       65,663,108
  8.875%, due 8/15/17 (e) .................       30,332,000       36,943,466
  11.25%, due 2/15/15 .....................        5,085,000        7,384,386
  12.00%, due 8/15/13 (e) .................       37,875,000       53,315,122
                                                                 ------------
                                                                  195,440,832
                                                                 ------------

UNITED STATES TREASURY NOTES (7.0%)
  5.50%, due 11/15/98 (e) .................       22,075,000       21,943,874
  6.25%, due 2/28/02 (e) ..................       17,710,000       17,610,293
  8.125%, due 2/15/98 (e) .................        8,875,000        9,003,954
                                                                 ------------
                                                                   48,558,121
                                                                 ------------
Total U.S. Government &
  Federal Agencies
  (Cost $566,894,538) .....................                       569,065,094
                                                                 ------------
Total Investments
  (Cost $760,507,438) (f) .................            109.9%     763,296,467(g)
Liabilities in Excess of Cash
  and Other Assets ........................             (9.9)     (68,508,143)
                                                       -----     ------------
Net Assets ................................            100.0%    $694,788,324
                                                       =====     ============

----------
(a)  Floating rate. Rate shown is the rate in effect at June 30, 1997.
(b)  Segregated or partially segregated as collateral for TBA.
(c) TBA: Securities purchased on a forward commitment basis with an approximate principal amount and maturity date. The actual principal amount and the maturity will be determined upon settlement.
(d)  ARM--Adjustable Rate Mortgage. Resets annually.
(e)  Represents securities out on loan or a portion of which is out on loan.
(f)  The cost for Federal income tax purposes is $765,524,296.
(g) At June 30, 1997, net unrealized depreciation was $2,227,829, based on cost for Federal income tax purposes. This consisted of aggregate gross unrealized appreciation for all investments on which there was an excess of market value over cost of $4,754,567 and aggregate unrealized depreciation of all investments on which there was an excess of cost over market value of $6,982,396.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of June 30, 1997 (unaudited)

ASSETS:
Investment in securities, at value (identified cost $760,507,438) .....    $ 763,296,467
Cash ..................................................................            3,389
Receivables:
  Investment securities sold ..........................................       15,601,069
  Interest ............................................................        8,105,891
  Fund shares sold ....................................................          236,834
                                                                           -------------
    Total assets ......................................................      787,243,650
                                                                           -------------

LIABILITIES:
Payables:
  Investment securities purchased .....................................       87,632,388
  NYLIFE Distributors .................................................          619,061
  Fund shares redeemed ................................................          541,573
  Adviser .............................................................          173,548
  Transfer agent ......................................................          142,779
  Custodian ...........................................................            5,921
  Trustees ............................................................            5,772
Accrued expenses ......................................................          194,530
Dividend payable ......................................................        3,139,754
                                                                           -------------
    Total liabilities .................................................       92,455,326
                                                                           -------------
Net assets ............................................................    $ 694,788,324
                                                                           =============

COMPOSITION OF NET ASSETS:
Shares of beneficial interest outstanding (par value of $.01 per share)
unlimited number of shares authorized:
  Class A .............................................................    $      21,623
  Class B .............................................................          847,527
Additional paid-in capital ............................................      837,747,672
Accumulated undistributed net investment income .......................        1,854,909
Accumulated net realized loss on investments ..........................     (148,472,436)
Net unrealized appreciation on investments ............................        2,789,029
                                                                           -------------
Net assets ............................................................    $ 694,788,324
                                                                           =============

CLASS A
Net assets applicable to outstanding shares ...........................    $  17,302,140
                                                                           =============
Shares of beneficial interest outstanding .............................        2,162,322
                                                                           =============
Net asset value per share outstanding .................................    $        8.00
Maximum sales charge (4.50% of offering price) ........................             0.38
                                                                           -------------
Maximum offering price per share outstanding ..........................    $        8.38
                                                                           =============

CLASS B
Net assets applicable to outstanding shares ...........................    $ 677,486,184
                                                                           =============
Shares of beneficial interest outstanding .............................       84,752,739
                                                                           =============
Net asset value and offering price per share outstanding ..............    $        7.99
                                                                           =============

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the six months ended June 30, 1997 (unaudited)

INVESTMENT INCOME:
Income:
  Interest ..................................................      $ 27,690,261
                                                                   ------------
Expenses:
  Distribution--Class B .....................................         1,919,293
  Administration ............................................         1,101,627
  Advisory ..................................................         1,101,627
  Service ...................................................           918,022
  Transfer agent ............................................           632,190
  Shareholder communication .................................            96,568
  Recordkeeping .............................................            54,119
  Custodian .................................................            41,000
  Professional ..............................................            34,198
  Registration ..............................................            24,810
  Trustees ..................................................            10,538
  Miscellaneous .............................................             2,388
                                                                   ------------
    Total expenses ..........................................         5,936,380
                                                                   ------------
Net investment income .......................................        21,753,881
                                                                   ------------

REALIZED AND UNREALIZED LOSS ON INVESTMENTS:
Net realized loss on investments ............................        (6,478,017)
Net change in unrealized appreciation on investments ........          (253,247)
                                                                   ------------
Net realized and unrealized loss on investments .............        (6,731,264)
                                                                   ------------
Net increase in net assets resulting from operations ........      $ 15,022,617
                                                                   ============

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Changes in Net Assets

                                                                                       Six months
                                                                                          ended           Year ended
                                                                                         June 30,         December 31,
                                                                                          1997*              1996
                                                                                    ===============     ===============
DECREASE IN NET ASSETS:
Operations:
  Net investment income ........................................................    $    21,753,881     $    50,252,534
  Net realized loss on investments .............................................         (6,478,017)        (18,412,508)
  Net change in unrealized appreciation on investments .........................           (253,247)        (24,606,272)
                                                                                    ---------------     ---------------
  Net increase in net assets resulting from operations .........................         15,022,617           7,233,754
                                                                                    ---------------     ---------------
Dividends to shareholders:
  From net investment income:
    Class A ....................................................................           (517,857)           (979,480)
    Class B ....................................................................        (19,381,115)        (49,047,447)
                                                                                    ---------------     ---------------
      Total dividends to shareholders ..........................................        (19,898,972)        (50,026,927)
                                                                                    ---------------     ---------------
Capital share transactions:
 Net proceeds from sale of shares:
    Class A ....................................................................          5,138,371          10,249,736
    Class B ....................................................................         23,767,873          69,491,869
  Net asset value of shares issued to shareholders in reinvestment of dividends:
    Class A ....................................................................            294,949             672,638
    Class B ....................................................................         12,187,987          36,261,617
                                                                                    ---------------     ---------------
                                                                                         41,389,180         116,675,860
  Cost of shares redeemed:
    Class A ....................................................................         (4,446,193)         (6,715,743)
    Class B ....................................................................       (136,661,651)       (270,751,384)
                                                                                    ---------------     ---------------
      Decrease in net assets derived from capital share transactions ...........        (99,718,664)       (160,791,267)
                                                                                    ---------------     ---------------
      Net decrease in net assets ...............................................       (104,595,019)       (203,584,440)

NET ASSETS:
Beginning of period ............................................................        799,383,343       1,002,967,783
                                                                                    ---------------     ---------------
End of period ..................................................................    $   694,788,324     $   799,383,343
                                                                                    ===============     ===============
Accumulated undistributed net investment income ................................    $     1,854,909     $            --
                                                                                    ===============     ===============

----------
*    Unaudited.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios


                                Class A    Class B     Class A    Class B    Class A     Class B
                                ======     ======      ======     ======     ======      ======
                                 Six months ended          Year ended            Year ended
                                  June 30, 1997*       December 31, 1996      December 31, 1995
                                =================      =================     ==================
Net asset value at
  beginning of period .....     $ 8.06     $ 8.04      $ 8.41     $ 8.41     $ 7.76      $ 7.76
                                ------     ------      ------     ------     ------      ------
Net investment income .....       0.26       0.24        0.50       0.46       0.58        0.54
Net realized and
  unrealized gain (loss)
  on investments ..........      (0.07)     (0.07)      (0.35)     (0.37)      0.65        0.65
                                ------     ------      ------     ------     ------      ------
Total from investment
  operations ..............       0.19       0.17        0.15       0.09       1.23        1.19
                                ------     ------      ------     ------     ------      ------
Less dividends and
  distributions:
From net investment
  income ..................      (0.25)     (0.22)      (0.50)     (0.46)     (0.58)      (0.54)
In excess of net
  investment income .......         --         --          --         --      (0.00)(b)   (0.00)(b)
Return of capital .........         --         --          --         --         --          --
                                ------     ------      ------     ------     ------      ------
Total dividends and
  distributions ...........      (0.25)     (0.22)      (0.50)     (0.46)     (0.58)      (0.54)
                                ------     ------      ------     ------     ------      ------
Net asset value at end
  of period ...............     $ 8.00     $ 7.99      $ 8.06     $ 8.04     $ 8.41      $ 8.41
                                ======     ======      ======     ======     ======      ======
Total investment return (a)       2.36%      2.11%       1.97%      1.25%     16.38%      15.69%

Ratios (to average
  net assets)/
    Supplemental Data:
      Net investment
       income .............       6.45%+     5.91%+       6.3%       5.7%       7.3%        6.7%
      Expenses ............       1.09%+     1.63%+       1.0%       1.6%       1.0%        1.7%
Portfolio turnover rate ...        150%       150%        307%       307%       540%        540%
Net assets at end of
  period (in 000's) .......    $17,302   $677,486     $16,413   $782,970    $12,784    $990,184

                                                    Class B
                               ===================================================
                               September 1
                                 through                Year ended August 31
                               December 31       =================================
                                  1994**          1994           1993        1992
                                  ======         ======         ======      ======
Net asset value at
  beginning of period .....       $ 8.04         $ 8.77         $ 8.88      $ 8.82
                                  ------         ------         ------      ------
Net investment income .....         0.19           0.57           0.68        0.73
Net realized and
  unrealized gain (loss)
  on investments ..........        (0.29)         (0.71)         (0.09)       0.07
                                  ------         ------         ------      ------
Total from investment
  operations ..............        (0.10)         (0.14)          0.59        0.80
                                  ------         ------         ------      ------
Less dividends and
  distributions:
From net investment
  income ..................        (0.18)         (0.57)         (0.70)      (0.74)
In excess of net
  investment income .......           --          (0.01)            --          --
Return of capital .........           --          (0.01)            --          --
                                  ------         ------         ------      ------
Total dividends and
  distributions ...........        (0.18)         (0.59)         (0.70)      (0.74)
                                  ------         ------         ------      ------
Net asset value at end
  of period ...............       $ 7.76         $ 8.04         $ 8.77      $ 8.88
                                  ======         ======         ======      ======
Total investment return (a)        (1.24%)        (1.63%)         6.92%       9.46%

Ratios (to average
  net assets)/
    Supplemental Data:
      Net investment
       income .............          7.1%+          7.1%           7.8%        8.3%
      Expenses ............          1.7%+          1.7%           1.7%        1.8%
Portfolio turnover rate ...          143%           491%           629%        613%
Net assets at end of
  period (in 000's) .......   $1,024,492     $1,119,586     $1,210,998    $957,010

----------
  *  Unaudited.
 **  The Fund changed its fiscal year end from August 31 to December 31.
  +  Annualized.
(a) Total return is calculated exclusive of sales charges and is not annualized.
(b)  Less than one cent per share.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Notes to Financial Statements (unaudited)


Note 1--Organization and Business:

The MainStay Funds were organized on January 9, 1986 as a Massachusetts Business Trust. The Trust is registered under the Investment Company Act of 1940, as amended, (the "Act") as an open-end management investment company and is comprised of fourteen funds. These financial statements and notes relate only to MainStay Government Fund (the "Fund").

The Fund currently offers two classes of shares. Class A shares, whose distribution commenced on January 3, 1995, are offered at net asset value per share plus an initial sales charge. Class B shares are offered without an initial sales charge, although a declining contingent deferred sales charge may be imposed on redemptions made within six years of purchase. Class A shares and Class B shares bear the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights and conditions except that the Class B shares are subject to higher distribution fee rates. Each class of shares bears distribution and/or service fee payments under a distribution plan pursuant to Rule 12b-1 under the Investment Company Act of 1940.

The Fund's investment objective is to seek a high level of current income, consistent with safety of principal.


Note 2--Significant Accounting Policies:

The following is a summary of significant accounting policies followed by the
Fund:

Valuation of Fund Shares. The net asset value per share of each class of shares is calculated on each day the New York Stock Exchange (the "Exchange") is open for trading as of the close of regular trading on the Exchange. The net asset value per share of each class of shares is determined by taking the assets attributable to a class of shares, subtracting the liabilities attributable to that class, and dividing the result by the outstanding shares of that class.

Securities Valuation. Portfolio securities of the Fund are stated at value determined (a) by appraising debt securities at prices supplied by a pricing agent selected by the Adviser, whose prices reflect broker/dealer supplied valuations and electronic data processing techniques if those prices are deemed by the Adviser to be representative of market values at the regular close of business of the New York Stock Exchange, (b) by appraising options and futures contracts at the last sale price on the market where such options or futures are principally traded, and (c) by appraising all other securities and other assets, including debt securities for which prices are supplied by a pricing agent but are not deemed by the Adviser to be representative of market values, but excluding money market instruments with a remaining maturity of sixty days or less and including restricted securities and securities for which no market quotations are available, at fair value in accordance with procedures approved by the Trustees. Short-term securities which mature in more than 60 days are valued at current market quotations. Short term securities which mature in 60 days or less are valued at amortized cost if their term to maturity at purchase was 60 days or less, or by amortizing the difference between market value on the 61st day prior to maturity and value on maturity date if their original term to maturity at purchase exceeded 60 days.

MainStay Government Fund


Events affecting the values of certain portfolio securities that occur between the close of trading on the principal market for such securities and the regular close of the New York Stock Exchange will not be reflected in the Fund's calculation of net asset value unless the Adviser believes that the particular event would materially affect net asset value, in which case an adjustment would be made.

Mortgage Dollar Rolls. The Fund enters into mortgage dollar roll transactions ("MDRs") in which it sells mortgage-backed securities ("MBS") from its portfolio to a counterparty from whom it simultaneously agrees to buy a similar security on a delayed delivery basis. The MDR transactions of the Fund are classified as purchase and sale transactions. The securities sold in connection with the MDRs are removed from the portfolio and a realized gain or loss is recognized. The securities the Fund has agreed to acquire are included at market value in the portfolio of investments and liability for such purchase commitments is included as payables for investments purchased. The Fund maintains a segregated account with its custodian containing securities from its portfolio having a value not less than the repurchase price, including accrued interest. MDR transactions involve certain risks, including the risk that the MBS returned to the Fund at the end of the roll, while substantially similar, could be inferior to what was initially sold to the counterparty.

Securities Lending. The Fund may lend its securities to broker-dealers and financial institutions. The loans are secured by collateral at least equal at all times to the market value of the securities loaned. The Fund may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities fail financially. The Fund receives compensation for lending its securities in the form of fees or it retains a portion of interest on the investment of any cash received as collateral. The Fund also continues to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no Federal income tax provision is required.

Dividends and Distributions to Shareholders. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends monthly. Income dividends and capital gain distributions are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles.

Security Transactions and Investment Income. The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method and include gains and losses from repayments of principal on mortgage backed securities. Interest income is accrued daily except when collection is not expected. Discounts on securities purchased for the Fund are accreted on the constant yield method over the life of the respective securities.

Expenses. Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred except when allocations of direct expenses can otherwise fairly be made. The investment income and expenses (other than expenses incurred under the Distribution Plan) and

Notes to Financial Statements (unaudited) continued


realized and unrealized gains and losses on investments of the Fund are allocated to separate classes of shares based upon their relative net asset value on the date the income is earned or expenses and realized and unrealized gains and losses are incurred.

Use of Estimates. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.


Note 3--Fees and Related Party Policies:

Investment Advisory and Administration Fees. MacKay-Shields Financial Corporation ("MacKay-Shields") acts as investment adviser to the Fund under an Investment Advisory Agreement. MacKay-Shields is a registered investment adviser and an indirect wholly-owned subsidiary of New York Life Insurance Company ("New York Life"). NYLIFE Distributors Inc. ("NYLIFE Distributors"), an indirect wholly owned subsidiary of New York Life, is the Administrator for the Fund.

The Trust, on behalf of the Fund, pays the Adviser and Administrator each a monthly fee for the services performed and the facilities furnished at an annual rate of the Fund's average daily net assets of 0.30% on assets up to $1 billion and 0.275% on assets in excess of $1 billion.

Distribution and Service Fees. The Trust, on behalf of the Fund, has a Distribution Agreement with NYLIFE Distributors Inc. (the "Distributor"). The Fund, with respect to each class of shares, has adopted a Distribution Plan (the "Plan") in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Class A Plan, the Distributor receives payments from the Fund at an annual rate of 0.25% of the average daily net assets of the Fund's Class A shares, which is an expense of the Class A shares of the Fund for distribution or service activities as designated by the Distributor. Pursuant to the Class B Plan, the Fund's Class B shares are subject to the payment of a monthly distribution fee, which is an expense of the Class B shares of the Fund, at the annual rate of 0.75% of the lesser of:

(a) the aggregate gross sales of the Fund's Class B shares since the inception of the Fund (not including reinvestment of dividends or capital gains distributions), less the aggregate net asset value of the Fund's Class B shares exchanged or redeemed since the Fund's inception upon which a contingent deferred sales charge has been imposed or upon which such charge has been waived; or (b) the average daily net assets of the Fund's Class B shares.

The Distribution Plan provides that the Class B shares of the Fund also incur a service fee at the annual rate of 0.25% of the average daily net asset value of the Class B shares of the Fund. Service fee as shown on the statement of operations represents the fees for both Class A shares and Class B shares.

The Plan provides that the distribution fee is payable to NYLIFE Distributors regardless of the amounts actually expended by NYLIFE Distributors for distribution of the Fund's shares and service activities.

MainStay Government Fund


NYLIFE Distributors anticipates that its actual distribution expenditures will substantially exceed the distribution fee received by it during the initial years of the operation of the Plan and that in later years its expenditures may be less than the distribution fee.

Sales Charges. The Fund was advised that the amount of sales charge on sales of Class A Fund shares retained by NYLIFE Distributors was $2,399 for the six months ended June 30, 1997. The Fund was also advised that NYLIFE Distributors retained contingent deferred sales charges for redemption of Class B shares of $425,593 for the six months ended June 30, 1997.

Trustees Fees. Trustees, other than those affiliated with New York Life, MacKay-Shields, NYLIFE Distributors or NYLIFE Securities, are paid an annual fee of $40,000 and $1,000 for each Board and Audit Committee meeting attended plus reimbursement for travel and out-of-pocket expenses. The Trust allocates this expense in proportion to the net assets of the respective Funds.

Other. NYLIFE Distributors has received $49,009 for providing the Fund certain transfer agency services for the period January 1, 1997, through April 30, 1997. Effective May 1, 1997, MainStay Shareholder Services Inc. ("MSS"), an indirect wholly owned subsidiary of New York Life Insurance Company, was appointed Transfer, Dividend Disbursing and Shareholder Servicing Agent. MSS was paid $10,399 for services rendered May 1, 1997, through June 30, 1997.

Fees for the cost of legal services provided to the Fund by the Office of General Counsel of New York Life amounted to $13,548 for the six months ended June 30, 1997.

Fees for recordkeeping services provided to the Fund are charged to the Fund. The fee for the six months ended June 30, 1997 amounted to $54,119.


Note 4--Federal Income Tax:

At December 31, 1996, for Federal income tax purposes, capital loss carryforwards of $135,741,502, net of losses of $799,797 which have been deferred for Federal income tax purposes, were available, as shown in the table below, to the extent provided by regulations to offset future realized gains of the Fund through 2004. To the extent that these carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders.

        Capital Loss                                        Amount
      Available Through                                     (000's)
      =================                                     =======
          1998 ......................................      $ 11,617
          2000 ......................................         4,831
          2001 ......................................         9,349
          2002 ......................................        96,653
          2004 ......................................        13,292
                                                           --------
                                                           $135,742
                                                           ========

Notes to Financial Statements (unaudited) continued


Note 5--Portfolio Securities Loaned:

At June 30, 1997, the Government Fund had portfolio securities with a fair market value of $171,623,428 on loan to broker-dealers and government securities dealers. With respect to these securities loaned, the fund received collateral with a fair market value of $185,658,713.


Note 6--Purchases and Sales of Securities (in 000's):

During the six months ended June 30, 1997, purchases and sales of U.S. Government securities were $964,037 and $1,082,238, respectively. Purchases and sales of securities other than U.S. Government securities, securities subject to repurchase transactions and short-term securities, were $140,199 and $82,984, respectively.


Note 7--Capital Share Transactions (in 000's):

                                              Six months ended             Year ended
                                               June 30, 1997*          December 31, 1996
                                             =================        ==================
                                             Class A   Class B        Class A    Class B
                                             =======   =======        =======    =======
Shares sold ................................    642      2,981         1,262       8,590
Shares issued in reinvestment of dividends .     37      1,536            84       4,497
                                               ----    -------         -----     -------
                                                679      4,517         1,346      13,087
Shares redeemed ............................   (554)   (17,154)         (828)    (33,474)
                                               ----    -------         -----     -------
Net increase (decrease) ....................    125    (12,637)          518     (20,387)
                                               ====    =======         =====     =======

----------
*    Unaudited.

The MainStay Funds

GROWTH FUNDS
------------------------------------------------------------------------------------------------------------------------------------

FUND                           RISK/REWARD       HOW IT INVESTS                         CHOOSE THIS FUND IF...

------------------------------------------------------------------------------------------------------------------------------------


                               [Horizontal bar   Invests primarily in common stocks     You want your investments to grow

Capital Appreciation Fund      graph indicating  of companies in expanding markets      and are willing to accept a higher

                               risk/reward of    with strong growth potential           level of risk for higher return potential

                               Fund]
------------------------------------------------------------------------------------------------------------------------------------

                               [Horizontal bar   Invests in a portfolio that tracks     You seek a conservative way to partici-

Equity Index Fund              graph indicating  the makeup and returns of the          pate in the growth potential of stocks+

                               risk/reward of    S&P 500*

                               Fund]
------------------------------------------------------------------------------------------------------------------------------------

                               [Horizontal bar   Offers broad diversification into      You prefer the higher return potential

International Equity Fund      graph indicating  international stock markets with       of international equities or want to

                               risk/reward of    an emphasis on risk control            add diversification to your domestic

                               Fund]                                                    investments++
------------------------------------------------------------------------------------------------------------------------------------






GROWTH & INCOME FUNDS

------------------------------------------------------------------------------------------------------------------------------------

FUND                           RISK/REWARD       HOW IT INVESTS                         CHOOSE THIS FUND IF...

------------------------------------------------------------------------------------------------------------------------------------


Convertible Fund               [Horizontal bar   Invests in convertible securities for  You want income from securities that

As of 6/2/97, this Fund        graph indicating  a special blend of long-term growth    may offer growth potential if converted

was closed to new investors.   risk/reward of    potential and dividend income          into common stock

                               Fund]
------------------------------------------------------------------------------------------------------------------------------------

                               [Horizontal bar   Balances current income with growth    You seek a combination of income and

Total Return Fund              graph indicating  opportunities by investing in stocks,  growth potential and want to manage

                               risk/reward of    bonds, and money market instruments    risk through diversification

                               Fund]
------------------------------------------------------------------------------------------------------------------------------------

                               [Horizontal bar   Seeks undervalued stocks with          You seek to maximize total return from

Value Fund                     graph indicating  attractive dividends and a stimulus    securities which may have more poten-

                               risk/reward of    for positive change                    tial than the market currently sees

                               Fund]
------------------------------------------------------------------------------------------------------------------------------------


* The S&P 500 is an unmanaged index and is considered to be generally representative of the U.S. stock market. The MainStay Funds are neither sponsored by nor affiliated with Standard & Poor's.

+ The original investment is guaranteed provided it is held for 10 years with all dividend and capital gain distributions reinvested. If shares are redeemed prior to or after the one-day guarantee date, the investor loses the benefit of the guarantee with respect to those shares.

++ Investments in foreign securities may be subject to greater risks than domestic investments. These risks include currency fluctuations, changes in U.S. or foreign tax or currency laws, and changes in monetary policies and economic and political conditions in foreign countries.

(S) While individual securities owned by the Government Fund may be guaranteed by the U.S. government and its agencies, the share price of the Fund is not guaranteed and will fluctuate with market conditions.

||   Certain of the Fund's investments may be speculative.

# Investments in the Money Market Fund are neither insured nor guaranteed by the U.S. government and there is no assurance that the Fund will be able to maintain a stable net asset value of $1.00 per share; investment returns will vary with market conditions.

** A small portion of the Fund's income may be subject to state and local taxes and the Alternative Minimum Tax. Capital gains, if any, may also be taxed.

INCOME FUNDS

GROWTH FUNDS
------------------------------------------------------------------------------------------------------------------------------------

FUND                           RISK/REWARD       HOW IT INVESTS                         CHOOSE THIS FUND IF...

------------------------------------------------------------------------------------------------------------------------------------



                               [Horizontal bar   Seeks a high level of current income   You are seeking to combine high

GOVERNMENT FUND                graph indicating  consistent with safety of principal    current income and safety of principal

                               risk/reward of    primarily from U.S. government

                               Fund]             securities(S)
------------------------------------------------------------------------------------------------------------------------------------

High Yield                     [Horizontal bar   An aggressive high-yield bond          You want to maximize current income

                               graph indicating  fund that is actively managed for      and can accept the higher risk of

Corporate Bond Fund            risk/reward of    maximum current income||               securities with high yield potential

                               Fund]
------------------------------------------------------------------------------------------------------------------------------------

                               [Horizontal bar   Seeks high current yields and          You prefer the higher return potential

International Bond Fund        graph indicating  competitive total return from non-     of international bonds or want to

                               risk/reward of    U.S. bonds with an emphasis on         add diversification to your domestic

                               Fund]             risk control                           investments++
------------------------------------------------------------------------------------------------------------------------------------

                               [Horizontal bar   Seeks to provide current income,       You are averse to risk or want to earn

Money Market Fund              graph indicating  stability of principal, and liquidity, competitive yields on cash you're plan-

                               risk/reward of    with free checkwriting#                ning to spend or invest in the near future

                               Fund]
------------------------------------------------------------------------------------------------------------------------------------

                               [Horizontal bar   Seeks current income and competi-      You seek to combine the return potential
Strategic Income Fund          graph indicating  tive overall return by investing in    of high-grade, high-yield,|| and inter-
                               risk/reward of    a diversified portfolio of domestic    national bonds and want to manage risk
                               Fund]             and foreign debt securities++          through multimarket diversification
------------------------------------------------------------------------------------------------------------------------------------



TAX-FREE INCOME FUNDS
------------------------------------------------------------------------------------------------------------------------------------

  FUND                           RISK/REWARD             HOW IT INVESTS                        CHOOSE THIS FUND IF...
------------------------------------------------------------------------------------------------------------------------------------


                               [Horizontal bar   Seeks high current income exempt       You are a California resident and want to
California Tax Free Fund       graph indicating  from both federal and California       keep more of what you earn by invest-
                               risk/reward of    income taxes consistent with           ing for income that's double tax free**
                               Fund]             preservation of capital**
------------------------------------------------------------------------------------------------------------------------------------

                               [Horizontal bar   Seeks high current income exempt       You are a New York State or City resident
New York Tax Free Fund         graph indicating  from federal, New York State, and      and want to keep more of what you earn
                               risk/reward of    New York City income taxes consis-     with income that's double or triple tax
                               Fund]             tent with preservation of capital**    free**
------------------------------------------------------------------------------------------------------------------------------------

                               [Horizontal bar   Seeks high current income exempt       You are in a high federal income tax
Tax Free Bond Fund             graph indicating  from regular federal income tax con-   bracket or want to pay less of your
                               risk/reward of    sistent with preservation of capital** investment income to the IRS
                               Fund]
------------------------------------------------------------------------------------------------------------------------------------


A word about risk and reward

The "thermometers" in the tables above show how much risk the investor must assume and the related return potential. Generally speaking, investments with higher return potential also carry higher risks. So, the longer the indicator bar, the higher the risk and reward potential of the Fund.

The prospectus contains information on advisory fees, other expenses, and share classes. Please read it carefully before you invest or send any money. Shares must be offered in the investor's state of residence.

--------------------------------------------------------------------------------
                              MAINSTAY
                                 Government Fund
--------------------------------------------------------------------------------


                                   [GRAPHIC]


                              Semiannual Report

                              June 30, 1997

                              Unaudited


                              [LOGO] MAINSTAY(R)
                                       FUNDS




                               OFFICERS & TRUSTEES

                        Alice T. Kane      Chairperson and Trustee
                        Walter W. Ubl      President, Chief Executive
                                           Officer, and Trustee
                      Edward J. Hogan      Trustee
                        Harry G. Hohn      Trustee
             Nancy Maginnes Kissinger      Trustee
                     Terry L. Lierman      Trustee
                  Donald E. Nickelson      Trustee
                       Donald K. Ross      Trustee
                  Richard S. Trutanic      Trustee
                   Jefferson C. Boyce      Senior Vice President
                     Anthony W. Polis      Chief Financial Officer
                   Richard W. Zuccaro      Tax Vice President
                  A. Thomas Smith III      Secretary

                             Dechert Price & Rhoads
                                  Legal Counsel


[LOGO] MAINSTAY(R) FUNDS

NYLIFE Distributors Inc.
Morris Corporate Center, Building A
300 Interpace Parkway
Parsippany, New Jersey 07054
Administrator & Distributor of The MainStay Funds

http://www.mainstayfunds.com

NYLIFE Distributors Inc., member NASD, is an indirect wholly owned subsidiary of New York Life Insurance Company.

[LOGO]NEW YORK LIFE

This report is provided for the information of shareholders of the MainStay Government Fund. It may be given to others only when preceded or accompanied by an effective MainStay Funds prospectus. This report does not offer to sell any securities or solicit orders to buy them.

(C)1997. All rights reserved.                                       MSSA08-08/97
[GRAPHIC]

Table of Contents

Chairperson's Letter                                                           2

MainStay High Yield Corporate Bond Fund
Highlights                                                                     4

$10,000 Invested in the MainStay High Yield
Corporate Bond Fund versus S&P 500 and
Inflation--Class A & Class B Shares                                            5

Portfolio Management Discussion and Analysis                                   6

Year-by-Year & Six-Month Performance                                           7

Diversification by Industry--Top 5                                             8

Quality Breakdown                                                             10

Returns & Lipper Rankings                                                     11

Top 10 Holdings                                                               12

10 Largest Purchases                                                          13

10 Largest Sales                                                              13

Portfolio of Investments                                                      14

Unaudited Financial Statements                                                23

Notes to Financial Statements                                                 27

The MainStay Funds                                                            34

--------------------------------------------------------------------------------
[GRAPHIC]

Chairperson's Letter

After a remarkable six-year period of expansion, the U.S. economy continued to grow throughout the first half of 1997. For most investors, the overall impact was positive, but there were some rough seas along the way.

As the stock market made gains early in the year, concerns about the possibility of impending inflation brought increased price volatility. In late March, the Federal Reserve Board moved to raise interest rates in an effort to slow economic growth. Although this preemptive strike helped keep inflation in check, the initial reaction from both the stock and bond markets was negative. As a result, bond prices faltered and stocks tumbled more than 9% from their peak before both markets began to stabilize.

As employment figures, earnings estimates, and other indicators began to suggest that economic growth was slowing in the second quarter, the stock market not only recovered lost ground, but soared to record highs. With higher valuations, however, the market became increasingly volatile, reacting severely to any news that could signal a shift in buying patterns or interest rates.


Positive performance, emerging concerns

Despite the volatility, domestic stock and bond markets closed the first half of 1997 with positive returns. While Malaysia and Singapore had negative results, most international markets performed well. Given these results, many investors are once again celebrating their good fortune. The underlying volatility, however, should serve to remind us that the level of growth we've enjoyed for more than six years is not typical market behavior.

Certainly no one can predict what will happen next, so it's important to keep recent performance in perspective. We believe that having realistic expectations, as well as a long-range plan and diversified investments can help you work toward achieving your goals, wherever the markets may move.


Solid team approach

At MainStay(R), we believe our risk-averse approach can help provide reassurance to many investors, particularly in uncertain times. Each MainStay Fund is managed by a team of experienced professionals who employ disciplined investment strategies to seek competitive returns with careful attention to downside risk. Our team approach offers investors a combination of experience, insight, and market perspective that few individuals could provide on their own. It also helps provide important checks and balances in security selection, market evaluation, and overall accountability.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Our Fund managers believe that strong companies tend to get stronger in up markets and perform better than average when the markets go down. Using selection criteria appropriate to the individual Funds they manage, they may look for specific catalysts that are likely to stimulate growth, enhance value, or increase yield without taking on unnecessary risk.


Looking forward

As we move into the second half of 1997, we expect that an intensified focus on inflation, interest rates, and corporate earnings will account for much of the momentum driving the market. Regardless of how events unfold, you can be confident that we will hold true to our disciplined management approach.

At MainStay, we believe that having a close relationship with your Registered Representative is one of the best ways to keep your long-term focus in any market environment. Therefore, we urge you to speak with your Registered Representative regularly--whether the market happens to be up or down--so he or she can understand your needs and help keep you on a steady course.

While we've seen positive results for the first half of the year, we remain somewhat cautious. Whatever the future brings, we'll continue to provide the information, service, and support you can consider when making decisions--and the prudent management you depend on to pursue your long-range goals.

Sincerely,

/s/ Alice T. Kane

Alice T. Kane
July 1997

--------------------------------------------------------------------------------

MainStay High Yield Corporate Bond Fund Highlights


                                MARKET HIGHLIGHTS
                         FOR THE 6 MONTHS ENDED 6/30/97
--------------------------------------------------------------------------------
o During the first half of 1997, the yield spreads of high-yield bonds relative to U.S. Treasury securities were historically low.

o After moving within a narrow range, interest rates ended the reporting period relatively unchanged.

o The high-yield bond market saw significant inflows of foreign capital, strong new issuance, and historically low default levels.
--------------------------------------------------------------------------------


                             FUND HIGHLIGHTS FOR THE
                      6- AND 12-MONTH PERIODS ENDED 6/30/97
--------------------------------------------------------------------------------
o One-year total returns of 15.82% and 14.95% for Class A shares and Class B shares, respectively, excluding all sales charges, for the period ended 6/30/97.

o The Fund emphasized high-quality, short-duration paper within prospectus guidelines, but selectively sought opportunities among lower-quality bonds with favorable risk/reward characteristics.

o Despite high levels of new issuance, the Fund primarily focused in the secondary market, where liquidity and information flow allow for better assessment of relative values.

o Both share classes outperformed the average Lipper* high current yield fund for the six months ended 6/30/97.
--------------------------------------------------------------------------------

----------
* See footnote + and table on page 11 for more information on Lipper Analytical Services, Inc.

$10,000 Invested in the MainStay
High Yield Corporate Bond Fund versus
S&P 500 and Inflation


CLASS A SHARES
[THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

                   Mainstay High Yield
                     Corporate Bond
Period-End                Fund               S&P 500*         Inflation+
--------------------------------------------------------------------------------
5/1/86                $ 9,550.00            $10,000.00        $10,000.00
 12/86                $10,027.80            $10,518.00        $10,193.00
 12/87                $10,046.70            $11,070.00        $10,644.00
 12/88                $11,743.20            $12,903.00        $11,113.00
 12/89                $11,151.10            $16,983.00        $11,629.00
 12/90                $10,276.20            $16,457.00        $12,355.00
 12/91                $13,592.60            $21,460.00        $12,724.00
 12/92                $16,534.90            $23,093.00        $13,100.00
 12/93                $20,115.00            $25,412.00        $13,459.00
 12/94                $20,416.10            $25,747.00        $13,809.00
 12/95                $24,556.80            $35,412.00        $14,168.00
 12/96                $28,567.00            $43,536.00        $14,637.00
  6/97                $30,445.00            $52,512.00        $14,738.00


CLASS B SHARES
[THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

                   Mainstay High Yield
                     Corporate Bond
Period-End                Fund               S&P 500*         Inflation+
--------------------------------------------------------------------------------
5/1/86                $10,000.00            $10,000.00        $10,000.00
 12/86                $10,500.30            $10,518.00        $10,193.00
 12/87                $10,520.70            $11,070.00        $10,644.00
 12/88                $12,296.60            $12,903.00        $11,113.00
 12/89                $11,676.60            $16,983.00        $11,629.00
 12/90                $10,760.40            $16,457.00        $12,355.00
 12/91                $14,233.10            $21,460.00        $12,724.00
 12/92                $17,314.00            $23,093.00        $13,100.00
 12/93                $21,062.80            $25,412.00        $13,459.00
 12/94                $21,378.10            $25,747.00        $13,809.00
 12/95                $25,592.20            $35,412.00        $14,168.00
 12/96                $29,579.00            $43,536.00        $14,637.00
  6/97                $31,398.00            $52,512.00        $14,738.00

----------
   The Class A graph assumes an initial investment of $10,000 made on 5/1/86 reflecting the effect of the 4.5% maximum up-front sales charge, thereby reducing the amount of the investment to $9,550 and includes the historical performance of the Class B shares for periods from inception (5/1/86) through 12/31/94. The Class B graph assumes an initial investment of $10,000 made on 5/1/86. Returns shown do not reflect the Contingent Deferred Sales Charge
   (CDSC), as it would not apply for the period shown. All results include reinvestment of distributions at net asset value and the change in share price for the stated period. Past performance is no guarantee of future results.

* "Standard & Poor's 500 Composite Stock Price Index" and "S&P 500" are registered trademarks of Standard & Poor's. The S&P 500 is an unmanaged index and is considered to be generally representative of the U.S. stock market. Results assume the reinvestment of all income and capital gain distributions.

+ Inflation is represented by the Consumer Price Index (CPI), which is a commonly used measure of the rate of inflation and shows the changes in the cost of selected goods. It does not represent an investment return.

[GRAPHIC]

Portfolio Management Discussion and Analysis

During the first half of 1997, the high-yield bond market received significantly higher capital inflows than the year before, musch of it from foreign investors. New insurance was up 38% over the first half of 1996. At the same time, only six issues defaulted, for a 1.53% annualized default ratio, which is in a
       ---------
historically low range.

From January through June, interest rates remained relatively flat, with a slight upward movement in the first quarter and a slight downward trend in the second. In this environment, high-yield bonds offered historically low yield
                                                                       -----
spreads to Treasury securities. As a result, the lower-quality segments of the
-------                                                -------
market significantly outperformed other high-yield issues.


Given this context, how did the MainStay High Yield Corporate Bond Fund do in the first half of 1997?

The MainStay High Yield Corporate Bond Fund returned 6.58% and 6.15% for Class A shares and Class B shares, respectively, excluding all sales charges, for the six months ended 6/30/97. Both share classes outperformed the average Lipper* high current yield fund, which returned 5.92% over the same period.


What factors contributed the most to the Fund's outperformance?

The Fund's outperformance was largely due to an overweighting in the media,
                                                -------------
telecommunications, and cable industries. These industries account for a large percentage of high-yield issuance and their performance contributed positively to the Fund's investments results.


Strategically speaking, what did you do?

With historically tight yield spreads, we increased the Fund's exposure to investments in higher-quality, shorter-duration credits in keeping with the
                                       --------
Fund's management disciplines.


Could you explain that in simpler terms?

Generally, you purchase high-yield bonds at a wide yield spread to Treasuries hoping that as spreads narrow you'll have an opportunity to profit. In this environment, the chance of spreads narrowing was low--so there were fewer reasons to assume greater risk, either in terms of quality or duration. That made higher-quality, shorter-duration bonds more attractive on a risk/reward basis.


Don't you earn more income with lower-quality bonds?

Generally you do. But you also assume additional risk. Since we carefully evaluate the relationship of risk and reward in every security we purchase for the Fund, we were very selective in the lower-quality bonds we bought during the reporting period. In particular, we tended to avoid the new issue market, where we felt deals tended to be overpriced relative to the risks they carried. At the same time, we did find selected opportunities in lower-rated bonds in the secondary market.


[GRAPHIC]

Default
-------
Failure of a debtor to repay principal or interest on an obligation or to meet some other provision of a debt instrument. If an issuer defaults, bondholders may make claims against the assets of the issuer to recoup their principal.


Yield spread
------------
The difference in yield between securities in different market sectors, such as high-yield securities and Treasury issues--or between different securities in a single sector, such as intermediate-term and short-term Treasury issues.


Credit quality
--------------
A measure of an individual issuer's ability to repay principal and interest on its income securities--or a measure of the general credit risk of securities in an income portfolio.


----------
* See footnote and table on page 11 for more information on Lipper Analytical Services, Inc.

YEAR-BY-YEAR & SIX-MONTH PERFORMANCE
  [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR GRAPH IN THE PRINTED MATERIAL.]

                               Total Return
Period-end                          %
-------------------------------------------
12/86                             5.01
12/87                             0.20
12/88                            16.89
12/89                            -5.04
12/90                            -7.85
12/91                            32.27
12/92                            21.63
12/93                            21.65
12/94                             1.50
12/95                            20.28 Class A
12/95                            19.71 Class B
12/96                            16.33 Class A
12/96                            15.58 Class B
 6/97                             6.58 Class A
 6/97                             6.15 Class B

----------
Returns are for Class B shares unless otherwise noted. See footnote* on page 11 for more information on performance.

Can you give us an example?

One of our largest purchases--and sales--during the first half of 1997 was TCI Satellite Entertainment. When their bonds first came to market, we felt the company had to resolve some cash flow and corporate ownership issues before the
                            ---------
securities would be attractive. While the company resolved these issues with a significant equity investment and substantially improved its cash flow, the bonds that were issued at 100 cents on the dollar went down to 75 cents on the dollar. In March, we bought as much of the issue as we possibly could at 75 cents on the dollar and sold it in May and June when it returned to 100 cents. That's a case where we thought the rewards would far outweigh any risks we took, and our assessment benefited the portfolio handsomely.


What were some examples of the high-quality, short-duration paper?

Tenet Healthcare is an operator and consolidator of acute care hospitals. We found their debt attractive and participated in two offerings, which have performed pretty close to the market. Owens-Illinois is a container company. We believed that they were going to restructure their debt and would tender for
                                                                  ------
their senior debt. We purchased a significant amount of their senior debt, they did tender, and we rolled into the new deal, still believing that the investment would show a positive risk/reward ratio. So it was a solid performer--and for a high-quality credit, it was an outstanding performer.


Were there any industries that were particularly active?

Yes, telecommunications represents about 10% of the high-yield market, and we identified a number of opportunities there. The second quarter was relatively schizophrenic, as the market responded to the variety of telephone options, from cellular to long-distance to local service alternatives. Cable companies also got a shot in the arm through a series of deals.

We participated in Comcast's high-yield debt, which benefited when Microsoft


[GRAPHIC]


Weighting
---------
The proportion of a portfolio allocated to a specific security or sector, i.e., a fund is said to be overweighted in a sector when that portion of the portfolio is larger than the sector's share of the market as a whole.


Duration
--------
A measure of price sensitivity, which adjusts for the time value of the payments investors will receive and which takes into account interest payments as well as principal payments. Duration is a better gauge of interest-rate sensitivity than average maturity alone.


Cash flow
---------
The amount of income or earnings available to cover outstanding liabilities and other obligations, including debt service.


Tender
------
To offer money or goods in settlement of a prior debt or claim.

DIVERSIFICATION BY INDUSTRY--TOP 5 AS OF 6/30/97
  [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

Industry                    Pecentage
-------------------------------------
Media                        13.2%
Cable                         8.8%
Cellular Telephone            7.5%
Electric Utilities            5.0%
Casinos                       4.1%
All Other                    61.4%

----------
Actual percentages will vary over time. Excludes U.S. government & federal agency issues.


made a billion-dollar investment in the company. The bonds advanced to almost investment grade, with a BB+ rating, which gave the Fund's performance a significant boost. The Fund owned Falcon Holding Group debt, which made substantial gains in just one month. And the Fund also owned Microcell and Millicom International Cellular, which both performed very strongly during the second quarter.


Were there other industries that significantly impacted the Fund?

The paper industry was a strong performer, and we participated in that through Stone Container and Gaylord Container, both of which contributed positively to the Fund's performance in the second quarter. I should mention, however, that we don't invest on an industry basis. We select securities on their individual merits, based on their price and risk/reward characteristics.


Were there other themes in your investment strategy for the Fund?

We were consistent and conservative in our approach to investing for the Fund. We weren't going to swing at every pitch. When something came along that was going the right speed and was in our exact strike zone, we went for it.


And what exactly is your "strike zone?"

Well, the Fund's average credit rating is B. But we've pursued the higher quality single-B securities with companies like Fresh Del Monte. This position was added to the Fund during the first half of the year. We believe it is significantly underrated by both the marketplace and the rating agencies. The Fund also holds names like Selmer and Affinity Group that are B-rated bonds, but have many of the quality characteristics of BB-rated bonds. And we think they're quickly approaching that. So while the Fund's average credit rating is B, we believe the Fund's bond holdings are at the higher end of the B category.

During the reporting period, we trimmed the Fund's CCC bonds and have added BB securities. So overall, the Fund's credit quality has improved over the first half of the year.

[GRAPHIC]

What other companies did you buy during the first half of the year?

CMS Energy is an electric utility in Michigan that is another good example of a high-quality, shorter-duration credit. They have a ten-year record of 6% annual cash flow growth, which is very strong for a utility company. They have $3 billion in debt and $3 billion of equity value. CMS Energy had a BB piece of paper we found attractive relative to the rest of the market and it has performed well since we bought it early in the second quarter.


What securities have you sold?

We sold Spanish Broadcasting preferred, equity, and notes because they reached our price target in April. We also sold TeleWest which was the largest cable company in the U.K., but is now the second largest, because of merger activity. That sale was also at a profit. Argosy Gaming was a casino holding in the gaming industry that did well, but we sold it because we found better relative value in other gaming issues.


Which securities were the best overall performers for the Fund?

The Fund's holdings in National Tobacco provided more than a 100% return over the past year and over 70% in the second quarter. The Fund had an equity position that came attached with its bonds, and we sold the equity at a very attractive price.

I already mentioned TCI Satellite Entertainment and Millicom International Cellular, both of which were among the Fund's top performers. CD Radio was another top contributor. During the holding period it received a license and the market recognized it as a valuable strategic asset.


Which securities underperformed?

Alliance Entertainment was clearly a poor investment. We felt they were going to get help from a strategic investor, but that never happened. We also purchased CS Wireless Systems at a discount of about 50 cents on the dollar, expecting it to rise. But when the price continued to drop, it also negatively impacted performance.


Are there areas where the Fund is currently over- or underweighted?

Yes. The Fund is currently overweighted in media broadcasting and telecommunications, which has been a positive for performance. The Fund remains underweighted in energy, where spreads widened by about 35 basis points during the first half of the year. That didn't significantly affect overall performance, and we're in the process of reassessing that weighting.


How much cash does the Fund currently have on hand?

Given what we perceive to be the overpricing in the market, we currently hold a cash position of about 13%, which is somewhat lower than at the end of 1996.
-------------


What is the biggest risk investors faced in the high-yield market?

Basic market risk. As we noted before, spreads are at historically tight levels and pricing isn't particularly attractive in most new issues. So careful evaluation of price,


[GRAPHIC]

Cash position
-------------
The portion of a portfolio held in highly liquid securities (often referred to as "cash"), either for defensive purposes or to take advantage of investment opportunities as they may arise.

risk, and reward is essential if we want to buy opportunity instead of just buying bonds.


What do you foresee for the future?

We continue to believe we're in the late stages of a bull market in credit and we want to remain cautious. We don't want to guess the shape of the yield curve.
                                                                    -----------
Instead, we try to buy quality and get a fair return given where yields are today. If spreads widen, and we think they will, we expect to take a more aggressive stance, moving to lower-quality bonds that can offer appropriate compensation for the risks they involve. As always, we'll seek to maximize current income through diversified investments in high-yield securities, with capital appreciation as a secondary objective.


Denis Laplaige
Steven Tananbaum
Portfolio Managers


QUALITY BREAKDOWN AS OF 6/30/97
  [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

                                                  Percentage
-------------------------------------------------------------
U.S. Government & Federal Agency                   10.0%
A                                                   0.2%
BBB                                                 5.5%
BB                                                 12.0%
B                                                  41.5%
CCC                                                 8.9%
CC                                                  0.9%
Cash, Equivalents & Other Assets,
  less Liabilities                                 12.9%
All Other                                           8.1%

----------
Actual percentages will vary over time. Bond quality ratings provided by Standard & Poor's. See the prospectus for details.



[GRAPHIC]

Yield curve
-----------
When interest rates available from various short-, intermediate-, and long-term securities are plotted on a graph, the resulting line is known as a yield curve.


The potential for high yield is accompanied by higher risk. Certain of the Fund's investments may be speculative.

Returns & Lipper Rankings as of 6/30/97

Fund average annual total returns*
--------------------------------------------------------------------------------------------------
                                                                                    Life of Fund
                         1 year            5 years           10 years              through 6/30/97
Class A                   15.82%            14.38%            11.47%                   10.93%
Class B                   14.95%            14.03%            11.30%                   10.78%
--------------------------------------------------------------------------------------------------
Fund SEC returns*
--------------------------------------------------------------------------------------------------
                                                                                    Life of Fund
                         1 year            5 years           10 years              through 6/30/97
Class A                   10.61%            13.33%            10.95%                   10.48%
Class B                    9.95%            13.79%            11.30%                   10.78%
--------------------------------------------------------------------------------------------------
Fund Lipper+ rankings & Lipper category returns as of 6/30/97
--------------------------------------------------------------------------------------------------
                                                                                    Life of Fund
                         1 year            5 years           10 years              through 6/30/97
Class A                   39 out of         n/a               n/a                      n/a
                          163 funds
Class B                   67 out of         1 out of          5 out of                 7 out of
                          163 funds         62 funds          45 funds                 35 funds
Average Lipper high
current yield fund        14.77%            11.01%            9.64%                    9.48%
--------------------------------------------------------------------------------------------------
Fund per share net asset values & distributions for the six months ended 6/30/97
--------------------------------------------------------------------------------------------------
                        NAV 6/30/97                    Income                       Capital Gains
Class A                   $8.44                        $0.3600                         $0.0000
Class B                   $8.42                        $0.3360                         $0.0000
--------------------------------------------------------------------------------------------------

----------
* Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that upon redemption, shares may be worth more or less than their original cost. Total returns shown are based on NAV and assume no deduction for CDSC or applicable sales charges. In compliance with SEC guidelines, SEC returns include the maximum sales charge and show the percentage change for each of the required periods. All returns assume capital gain and dividend distributions are reinvested.

   Class A shares, first offered to the public on 1/3/95, are sold with a maximum initial sales charge of 4.5% and an annual 12b-1 fee of .25%. Performance figures for this class include the historical performance of the Class B shares for periods from inception (5/1/86) up to 12/31/94. Performance data for the two classes after this date vary based on differences in their expense structures. Class B shares of the Fund are sold with no initial sales charge, but are subject to a maximum CDSC of up to 5% if shares are redeemed during the first 6 years of purchase and an annual 12b-1 fee of up to 1%.

+ Lipper Analytical Services, Inc. is an independent monitor of mutual fund performance. Its rankings are based on total returns with capital gains and dividends reinvested. Results do not reflect any deduction of sales charges. Lipper averages listed above are not class specific. Life of Fund return is from the period of the Class B shares' initial offering through 6/30/97. The Fund's Class A shares were first offered to the public on 1/3/95; Class B shares on 5/1/86.

[GRAPHIC]

Top 10 Holdings as of 6/30/97

 HOLDING                                                               AMOUNT
--------------------------------------------------------------------------------
Viacom, Inc., 6.75%, due 1/15/03                                    $85,510,280
AES Corp., 8.00%, due 7/1/03                                         60,000,000
Le Groupe Videotron Ltee, 10.625%, due 2/15/05                       49,296,380
Thermadyne Holdings Corp., 10.75%, due 11/1/03                       45,196,483
UIH Australia/Pacific, Inc., Series B
    (zero coupon), due 5/15/06, 14.00%, beginning 5/15/01            43,608,600
United International Holdings, Inc., (zero coupon), due 11/15/99     42,688,350
Millicom International Cellular, S.A., (zero coupon), due 6/1/06
    13.50%, beginning 6/1/01                                         39,531,690
Affinity Group, Inc., 11.50%, due 10/15/03                           38,947,838
Owens-Illinois, Inc.,7.85%, due 5/15/04                              38,592,420
Spanish Broadcasting System, Inc., 14.25%                            37,987,200
--------------------------------------------------------------------------------


[GRAPHIC]

----------
This breakdown is provided for informational purposes only. The Fund's holdings may change daily. A shareholder owns shares of the Fund but does not own a direct interest in any of the specific securities listed. Short-term securities and U.S. government and federal agency issues are excluded. See Portfolio of Investments for specific type of security held.

10 Largest Purchases for the six months ended 6/30/97

 SECURITY                                                                               AMOUNT OF PURCHASE
----------------------------------------------------------------------------------------------------------
Viacom, Inc.,6.75%, due 1/15/03 and Class A Common Stock                                   $ 91,811,039
AES Corp., 8.00%, due 7/1/03                                                                 60,000,000
TCI Satellite Entertainment Corp., (zero coupon), due 2/15/07
      12.25%, beginning 2/15/02 and TCI Pacific Communication, Inc.
      5.00%, Class A Preferred Stock                                                         45,727,259
 Spanish Broadcasting System, Inc., 11.00%, due 3/15/04, 14.25%
      Preferred Stock and 14.25% Preferred Stock Unit                                        45,032,950
 Ionica, PLC, (zero coupon), due 5/1/07
      15.00%, beginning 5/1/02 and 13.50%, due 8/15/06                                       43,423,284
 Tenet Healthcare Corp., 7.875%, due 1/15/03 and 10.125%, due 3/1/05                         39,708,175
 Owens-Illinois, Inc., 7.85%, due 5/15/04                                                    38,112,500
 UIH Australia/Pacific, Inc.,Series B, (zero coupon), due 5/15/06
      14.00%, beginning 5/15/01                                                              37,247,940
 United International Holdings, Inc., Series B, (zero coupon), due 11/15/99
      (zero coupon), due 11/15/99 and Class A Common Stock                                   35,325,465
 CMS Energy Corp., 8.125%, due 5/15/02                                                       33,147,306
----------------------------------------------------------------------------------------------------------
10 Largest Sales for the six months ended 6/30/97
 SECURITY                                                                                  AMOUNT OF SALE
----------------------------------------------------------------------------------------------------------
TCI Satellite Entertainment Corp., (zero coupon), due 2/15/07
    12.25%, beginning 2/15/02 and TCI Pacific Communication, Inc.
    5.00%, Class A Preferred Stock                                                          $60,044,904
TeleWest, PLC, (zero coupon), due 10/1/07, 11.00%, beginning 10/1/00                         37,239,023
Argosy Gaming Co., 13.25%, due 6/1/04                                                        36,934,573
Casino America, Inc., 11.50%, due 6/1/01 and 12.50%, due 8/1/03                              36,027,581
Hollinger, Inc., Series U.S., (zero coupon), due 10/5/13                                     31,692,075
National Tobacco Holding, LLC, 13.50%, due 5/17/03, Preferred Interest
    Redeemable Warrants and Class A Warrants                                                 28,843,975
Penn Traffic Co., 8.625%, due 12/15/03 and 11.50%, due 4/15/06                               23,493,324
Clearnet Communications, Inc., (zero coupon), due 12/15/05, 14.75%
    beginning 12/15/00 and Warrants expiration 9/15/05                                       23,365,639
AirTouch Communications, Inc., 6.00%, Series B Preferred Stock
    and Common Stock                                                                         22,435,244
SFX Broadcasting, Inc., Series E Preferred Stock                                             22,236,094
----------------------------------------------------------------------------------------------------------


[GRAPHIC]

----------
This breakdown is provided for informational purposes only. The Fund's holdings may change daily. All purchases and sales are aggregated by issuer. A shareholder owns shares of the Fund but does not own a direct interest in any of the specific securities listed. Short-term securities and U.S. government and federal agency issues are excluded. See Portfolio of Investments for specific type of security held.

MainStay High Yield Corporate Bond Fund

                                                       Principal
                                                         Amount         Value
                                                       =========================
LONG-TERM BONDS (77.8%)+
CONVERTIBLE BONDS (1.8%)

CELLULAR TELEPHONE (1.0%)
United States Cellular Corp.
  (zero coupon), due 6/15/15 .......................   $86,345,000   $30,004,887
                                                                     -----------
TELECOMMUNICATION SERVICES (0.8%)
PLD Telekom, Inc.
  9.00%, due 6/1/06 (c) ............................     3,020,000     2,869,000
Rogers Communications, Inc.
  (zero coupon), due 5/20/13 (o)  ..................    37,000,000    15,355,000
Tele-Communications
  International, Inc.
  4.50%, due 2/15/06 ...............................     9,500,000     7,564,375
                                                                     -----------
                                                                      25,788,375
                                                                     -----------
Total Convertible Bonds
  (Cost $55,029,997) ...............................                  55,793,262
                                                                     -----------
CORPORATE BONDS (55.2%)

AEROSPACE (0.7%)
K&F Industries, Inc.
  11.875%, due 12/1/03 .............................     5,022,000     5,317,042
Sequa Corp.
  8.75%, due 12/15/01 ..............................     1,742,000     1,750,710
  9.375%, due 12/15/03 .............................    12,100,000    12,342,000
  9.625%, due 10/15/99 .............................     1,000,000     1,022,500
                                                                     -----------
                                                                      20,432,252
                                                                     -----------
AUTO MANUFACTURING (0.2%)
Titan Tire Corp.
  7.00%, due 2/11/00 (p) ...........................     6,542,838     6,264,767
                                                                     -----------
AUTO PARTS (1.0%)
CSK Auto, Inc.
  Series A
  11.00%, due 11/1/06 ..............................    30,185,000    31,392,400
                                                                     -----------
BUILDING MATERIALS (1.4%)
American Standard, Inc.
 (zero coupon), due 6/1/05
  10.50%, beginning 6/1/98 .........................    25,950,000    25,495,875
Associated Materials, Inc.
  11.50%, due 8/15/03 ..............................     8,683,000     9,203,980

----------
+    Percentages indicated are based on Fund net assets.

                                                        Principal
                                                          Amount        Value
                                                       =========================
BUILDING MATERIALS (Continued)
DeGeorge Home Alliance, Inc.
  12.00%, due 4/1/01 ...............................   $ 1,000,000   $   850,000
Triangle Pacific Corp.
  10.50%, due 8/1/03 ...............................     1,500,000     1,601,250
USG Corp.
  Series B
  9.25%, due 9/15/01 ...............................     5,000,000     5,287,500
                                                                     -----------
                                                                      42,438,605
                                                                     -----------
BUILDINGS (1.5%)
Greystone Homes, Inc.
  10.75%, due 3/1/04 ...............................    20,424,000    22,364,280
NVR, Inc.
  11.00%, due 4/15/03 ..............................    20,606,000    22,048,420
Standard Pacific Corp.
  8.50%, due 6/15/07 ...............................     2,960,000     2,945,200
UDC Homes, Inc.
  Series C
  (zero coupon)
  due 11/1/00 (a)(e)(h)(i) .........................       108,500        27,125
                                                                     -----------
                                                                      47,385,025
                                                                     -----------
CABLE (6.4%)
American Telecasting, Inc.
  (zero coupon), due 6/15/04
  14.50%, beginning 6/15/99 ........................    42,165,000    13,492,800
Continental Cablevision, Inc.
  11.00%, due 6/1/07 ...............................     8,600,000     9,670,270
CS Wireless Systems, Inc.
  Series B
  (zero coupon), due 3/1/06
  11.375%, beginning 3/1/01 ........................    26,983,000     6,341,005
Falcon Holding Group L.P.
  11.00%, due 9/15/03 (m) ..........................    14,170,000    14,170,000
Heartland Wireless
  Communications, Inc.
  Series B
  14.00%, due 10/15/04 .............................    23,975,000    10,309,250
Marcus Cable Operating Co.
  (zero coupon), due 8/1/04
  13.50%, beginning 8/1/99 .........................    33,304,000    28,974,480
UIH Australia/Pacific, Inc.
  Series B
  (zero coupon), due 5/15/06
  14.00%, beginning 5/15/01 ........................    72,681,000    43,608,600
United International Holdings, Inc.
  (zero coupon), due 11/15/99 ......................    55,260,000    42,688,350
  Series B
  (zero coupon), due 11/15/99 ......................    39,830,000    30,768,675
                                                                     -----------
                                                                     200,023,430
                                                                     -----------

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Portfolio of Investments June 30, 1997 (unaudited)

                                                        Principal
                                                          Amount        Value
                                                       =========================
CORPORATE BONDS (Continued)
CASINOS (3.6%)
Casino America, Inc.
  12.50%, due 8/1/03 ...............................   $18,434,000   $19,033,105
Casino Magic Finance Corp.
  11.50%, due 10/15/01 .............................    26,659,000    23,726,510
Casino Magic Louisiana Corp.
  13.00%, due 8/15/03 (c) ..........................     7,450,000     6,630,500
El Comandante Capital Corp.
  11.75%, due 12/15/03 .............................    19,680,000    19,876,800
Horseshoe Gaming LLC
  Series B
  12.75%, due 9/30/00 ..............................    13,954,000    15,558,710
President Riverboat Casinos, Inc.
  13.00%, due 9/15/01 ..............................    29,961,000    24,568,020
Treasure Bay Gaming & Resorts
  Class A
  (zero coupon)
  due 1/1/50 (a)(e)(h)(i) ..........................     9,886,075     2,534,888
Trump Castle Funding, Inc.
  13.875%, due 11/15/05 (g) ........................           230           222
                                                                     -----------
                                                                     111,928,755
                                                                     -----------
CELLULAR TELEPHONE (2.6%)
CCPR Services, Inc.
  10.00%, due 2/1/07 (c) ...........................    20,750,000    20,542,500
Celcaribe, S.A.
  (zero coupon), due 3/15/04
  13.50%, beginning 3/15/98 ........................     2,700,000     2,565,000
  (zero coupon), due 3/15/04
  13.50%, beginning 3/15/98
  (a)(c)(u) ........................................           192     2,688,000
Centennial Cellular Corp.
  8.875%, due 11/1/01 ..............................    20,618,000    20,514,910
  10.125%, due 5/15/05 .............................    10,350,000    10,764,000
McCaw International Ltd.
  (zero coupon), due 4/15/07
  13.00%, beginning 4/15/02 (c)(v) .................        25,000    12,125,000
PriCellular Wireless Corp.
  Series B
  (zero coupon), due 11/15/01
  14.00%, beginning 11/15/97 .......................     9,355,000     9,916,300
  10.75%, due 11/1/04 ..............................     3,310,000     3,442,400
                                                                     -----------
                                                                      82,558,110
                                                                     -----------
CHEMICALS (0.5%)
Uniroyal Chemical Co., Inc.
  9.00%, due 9/1/00 ................................    14,450,000    14,702,875
                                                                     -----------

                                                        Principal
                                                          Amount        Value
                                                       =========================
CHILD CARE SERVICES (0.7%)
La Petite Holdings Corp.
  9.625%, due 8/1/01 ...............................   $20,292,000   $21,002,220
                                                                     -----------
COMPUTERS & OFFICE EQUIPMENT (0.4%)
Unisys Corp.
  10.625%, due 10/1/99 .............................     3,500,000     3,605,000
  11.75%, due 10/15/04 .............................     6,457,000     7,054,272
  15.00%, due 7/1/97 ...............................     2,500,000     2,500,000
                                                                     -----------
                                                                      13,159,272
                                                                     -----------
CONGLOMERATES (0.4%)
Figgie International, Inc.
  9.875%, due 10/1/99 ..............................    11,750,000    12,278,750
                                                                     -----------
CONSUMER DURABLES (1.7%)
IHF Holdings, Inc.
  Series B
  (zero coupon), due 11/15/04
  15.00%, beginning 11/15/99 .......................    32,670,000    26,952,750
Samsonite Corp.
  11.125%, due 7/15/05 .............................    11,713,000    13,059,995
Selmer Co., Inc.
  11.00%, due 5/15/05 ..............................    10,750,000    11,825,000
  11.00%, due 5/15/05 (c) ..........................     1,500,000     1,620,000
                                                                     -----------
                                                                      53,457,745
                                                                     -----------
CONTAINERS (2.1%)
Owens-Illinois, Inc.
  7.85%, due 5/15/04 ...............................    38,000,000    38,592,420
Silgan Corp.
  11.75%, due 6/15/02 ..............................    26,570,000    28,297,050
                                                                     -----------
                                                                      66,889,470
                                                                     -----------
DEFENSE ELECTRONICS (0.3%)
Alliant Techsystems, Inc.
  11.75%, due 3/1/03 ...............................     7,025,000     7,771,406
                                                                     -----------
ELECTRIC UTILITIES (4.4%)
AES Corp.
  8.00%, due 7/1/03 (p) ............................    60,000,000    60,000,000
CMS Energy Corp.
  8.125%, due 5/15/02 ..............................    33,040,000    33,370,400
Cleveland Electric
  Illuminating Company (The) and
  Toledo Edison Company (The)
  Series A
  7.19%, due 7/1/00 (c) ............................     8,500,000     8,542,500

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay High Yield Corporate Bond Fund

                                                        Principal
                                                          Amount        Value
                                                       =========================
CORPORATE BONDS (Continued)
ELECTRIC UTILITIES (Continued)
Midland Funding Corp. I
  Series C-91
  10.33%, due 7/23/02 ..............................   $17,742,352   $18,984,316
  Series C-94
  10.33%, due 7/23/02 ..............................     8,832,824     9,451,122
Panda Funding Corp.
  Series A-1
  11.625%, due 8/20/12 .............................     7,644,335     7,950,109
                                                                     -----------
                                                                     138,298,447
                                                                     -----------
ENERGY (0.2%)
IRI International Corp.
  Bank debt
  8.97%, due 3/31/02 (j)(p) ........................     5,000,000     5,015,750
                                                                     -----------
EQUIPMENT FINANCING (2.3%)
Atlas Air, Inc.
  12.25%, due 12/1/02 ..............................    11,112,000    12,334,320
GPA Delaware, Inc.
  8.75%, due 12/15/98 ..............................    37,110,000    37,944,975
S-C Aircraft
  Series 1997-C
  11.00%, due 1/1/03 (c)(p) ........................    12,900,000    12,900,000
World Airways, Inc.
  10.25%, due 2/15/03 (p) ..........................     9,717,494     9,425,969
                                                                     -----------
                                                                      72,605,264
                                                                     -----------
FOOD, BEVERAGES & TOBACCO (1.5%)
All-American Bottling Corp.
  13.00%, due 8/15/01 ..............................     6,352,000     6,280,540
Colorado Prime Corp.
  12.50%, due 5/1/04 (c)(w) ........................        18,825    19,013,250
Foodbrands America, Inc.
  10.75%, due 5/15/06 ..............................    17,130,000    20,081,842
                                                                     -----------
                                                                      45,375,632
                                                                     -----------
HEALTH CARE (1.6%)
Abbey Healthcare Group, Inc.
  9.50%, due 11/1/02 ...............................     4,987,000     5,136,610
Magellan Health Services, Inc.
  Series A
  11.25%, due 4/15/04 ..............................     1,995,000     2,224,425
Tenet Healthcare Corp.
  7.875%, due 1/15/03 ..............................     8,000,000     8,020,000
  10.125%, due 3/1/05 ..............................    28,890,000    31,562,325
Urohealth Systems, Inc.
  12.50%, due 4/1/04 (c)(x) ........................         3,500     3,395,000
                                                                     -----------
                                                                      50,338,360
                                                                     -----------

                                                        Principal
                                                          Amount        Value
                                                       =========================
INDUSTRIAL (2.4%)
Interlake Corp.
  12.00%, due 11/15/01 .............................   $ 3,500,000   $ 3,850,000
ISP Holdings, Inc.
  Series B
  9.00%, due 10/15/03 ..............................     9,000,000     9,360,000
Newflo Corp.
  Series B
  13.25%, due 11/15/02 .............................    16,285,000    17,628,512
Thermadyne Holdings Corp.
  10.75%, due 11/1/03 ..............................    43,147,000    45,196,483
                                                                     -----------
                                                                      76,034,995
                                                                     -----------
INSURANCE (0.1%)
Life Partners Group, Inc.
  12.75%, due 7/15/02 ..............................     4,380,000     4,533,300
                                                                     -----------
LEISURE (0.7%)
Bally's Health & Tennis Corp.
  13.00%, due 1/15/03 ..............................    20,110,000    20,813,850
                                                                     -----------
MEDIA (7.4%)
Allbritton Communications Co.
  Series B
  9.75%, due 11/30/07 ..............................     9,401,000     9,259,985
  11.50%, due 8/15/04 ..............................    13,750,000    14,437,500
Comcast Corp.
  9.125%, due 10/15/06 .............................     7,000,000     7,315,000
  9.50%, due 1/15/08 ...............................     4,300,000     4,515,000
  10.25%, due 10/15/01 .............................     4,001,000     4,361,090
Garden State Newspapers, Inc.
  12.00%, due 7/1/04 ...............................     9,065,000     9,880,850
General Media, Inc.
  10.625%, due 12/31/00 ............................    41,411,000    36,441,680
Maxwell Communications Corp., PLC
  Facility A (a)(h)(i)(j) ..........................     9,973,584     1,047,226
PanAmSat L.P.
  (zero coupon), due 8/1/03
  11.375%, beginning 8/1/98 ........................    14,740,000    14,358,824
SCI Television, Inc.
  11.00%, due 6/30/05 ..............................    28,428,000    30,240,285
Telemundo Group, Inc.
  7.00%, due 2/15/06
  10.50%, beginning 2/15/99 ........................     9,500,000     9,120,000
Time Warner, Inc.
  8.11%, due 8/15/06 ...............................     5,000,000     5,191,950
Viacom, Inc.
  6.75%, due 1/15/03 ...............................    88,925,000    85,510,280
                                                                     -----------
                                                                     231,679,670
                                                                     -----------

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Portfolio of Investments (unaudited) continued

                                                        Principal
                                                          Amount        Value
                                                       =========================
CORPORATE BONDS (Continued)
PAPER & FOREST PRODUCTS (1.0%)
Gaylord Container Corp.
  11.50%, due 5/15/01 ..............................   $22,935,000   $24,110,419
Stone Container Corp.
  11.875%, due 12/1/98 .............................     1,900,000     2,004,500
  12.625%, due 7/15/98 .............................     5,750,000     6,044,687
                                                                     -----------
                                                                      32,159,606
                                                                     -----------
POLLUTION & RELATED (0.3%)
ICF Kaiser International, Inc.
  13.00%, due 12/31/03 .............................     5,419,000     5,568,022
  Series B
  13.00%, due 12/31/03 .............................     4,000,000     4,280,000
                                                                     -----------
                                                                       9,848,022
                                                                     -----------
PUBLISHING (1.3%)
Affiliated Newspaper Investments, Inc.
  (zero coupon), due 7/1/06
  13.25%, beginning 7/1/99 .........................    22,447,000    20,118,124
Hollinger International
  Publishing, Inc.
  8.625%, due 3/15/05 ..............................    19,300,000    19,541,250
                                                                     -----------
                                                                      39,659,374
                                                                     -----------
REAL ESTATE (0.0%) (b)
Olympia & York Maiden
  Lane Finance Corp.
  10.375%, due 12/31/95
  (a)(h)(i)(n) .....................................         4,000         1,200
                                                                     -----------
RECREATION & ENTERTAINMENT (3.2%)
Affinity Group, Inc.
  11.50%, due 10/15/03 .............................    36,315,000    38,947,838
Affinity Group Holding, Inc.
  11.00%, due 4/1/07 (c) ...........................    28,935,000    30,381,750
Alliance Entertainment Corp.
  Series B
  11.25%, due 7/15/05 (h) ..........................    42,087,000     9,048,705
AMC Entertainment, Inc.
  9.50%, due 3/15/09 (c) ...........................    20,525,000    20,986,813
                                                                     -----------
                                                                      99,365,106
                                                                     -----------
RESTAURANTS & LODGING (1.2%)
American Restaurant Group, Inc.
  Series 92
  13.00%, due 9/15/98 ..............................     2,844,798     2,787,902
  Series 93
  13.00%, due 9/15/98 ..............................     4,870,226     4,772,822

                                                        Principal
                                                          Amount        Value
                                                       =========================
RESTAURANTS & LODGING (Continued)
Family Restaurant, Inc.
  9.75%, due 2/1/02 ................................   $13,895,000   $10,421,250
Flagstar Corp.
  10.75%, due 9/15/01 ..............................     6,000,000     6,090,000
  10.875%, due 12/1/02 .............................    12,831,000    13,023,465
                                                                     -----------
                                                                      37,095,439
                                                                     -----------
RETAIL (0.8%)
Barnes & Noble, Inc.
  Series B
  11.875%, due 1/15/03 .............................    10,685,000    11,593,225
Brylane L.P., Series B
  10.00%, due 9/1/03 ...............................     3,685,000     3,942,950
Eckerd Corp.
  9.25%, due 2/15/04 ...............................     7,441,000     7,887,460
Guitar Center Management Co.
  11.00%, due 7/1/06 ...............................     2,403,000     2,643,300
                                                                     -----------
                                                                      26,066,935
                                                                     -----------
STEEL, ALUMINUM & OTHER METALS (0.8%)
Easco Corp.
  Series B
  10.00%, due 3/15/01 ..............................    20,150,000    20,452,250
UCAR Global Enterprises, Inc.
  Series B
  12.00%, due 1/15/05 ..............................     3,000,000     3,375,000
                                                                     -----------
                                                                      23,827,250
                                                                     -----------
SUPERMARKETS (0.6%)
Big V Supermarkets, Inc.
  Bank debt
  8.688%, due 12/31/50 (p) .........................     9,600,000     9,552,000
Dominick's Finer Foods, Inc.
  10.875%, due 5/1/05 ..............................     8,169,600     9,027,408
                                                                     -----------
                                                                      18,579,408
                                                                     -----------
TELECOMMUNICATION SERVICES (1.3%)
Globalstar L.P. Capital Corp.
  11.25%, due 6/15/04 (c) ..........................    16,040,000    15,077,600
Metrocall, Inc.
  10.375%, due 10/1/07 .............................    18,812,000    17,307,040
Mobile Telecommunication
  Technology Corp.
  13.50%, due 12/15/02 .............................     1,794,000     1,919,580
ProNet, Inc.
  11.875%, due 6/15/05 .............................     7,616,000     7,387,520
                                                                     -----------
                                                                      41,691,740
                                                                     -----------

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay High Yield Corporate Bond Fund

                                                        Principal
                                                          Amount        Value
                                                       ==========================
CORPORATE BONDS (Continued)
TEXTILE & APPAREL (0.6%)
Hosiery Corp. of America, Inc.
  13.75%, due 8/1/02 ...............................   $17,587,000    $19,257,765
                                                                    -------------
Total Corporate Bonds
  (Cost $1,683,274,507) ............................                1,723,932,195
                                                                    -------------
FOREIGN BONDS (0.4%)

CHEMICALS (0.2%)
Kronos International, Inc.
  Bank debt
  5.051%, due 12/31/50 (d)(j)(p)  .................. (DM)9,826,048      5,413,179
                                                                    -------------
MEDIA (0.0%) (b)
Maxwell Communications Corp., PLC
  Facility B (a)(h)(i)(j) ........................(Pound)1,131,066        197,657
                                                                    -------------
RETAIL (0.0%) (b)
Isosceles
  Bank debt
  13.291%, due 6/30/98 (d)(aa) .....................       925,864          3,852
  Bank debt, Series B
  13.291%, due 4/25/01 (d)(aa) .....................     3,742,808         15,573
                                                                    -------------
                                                                           19,425
                                                                    -------------
STEEL, ALUMINUM & OTHER METALS (0.2%)
Greenstone Resources Ltd.
  9.00%, due 2/28/02 ............................... (C$)9,000,000      6,360,539
                                                                    -------------
Total Foreign Bonds
  (Cost $15,469,999) ...............................                   11,990,800
                                                                    -------------
U.S. GOVERNMENT &
FEDERAL AGENCY (10.0%)

FEDERAL NATIONAL MORTGAGE ASSOCIATION (3.4%)
  Series B
  12.00%, due 6/26/98 ..............................  $100,000,000    105,641,000
                                                                    -------------
UNITED STATES TREASURY BONDS (4.6%)
  11.75%, due 2/15/01 ..............................    25,000,000     29,324,250
  13.375%, due 8/15/01 .............................    25,000,000     31,261,750
  15.75%, due 11/15/01 .............................    61,000,000     82,473,830
                                                                    -------------
                                                                      143,059,830
                                                                    -------------
UNITED STATES TREASURY NOTES (2.0%)
  9.125%, due 5/15/99 ..............................    10,900,000     11,477,373
  14.25%, due 2/15/02 ..............................    40,000,000     52,412,400
                                                                    -------------
                                                                       63,889,773
                                                                    -------------
Total U.S. Government &
  Federal Agency
  (Cost $331,482,571) ..............................                  312,590,603
                                                                    -------------

                                                        Principal
                                                          Amount        Value
                                                       ==========================
YANKEE BONDS (10.4%)
CABLE (1.7%)
CF Cable TV, Inc.
  11.625%, due 2/15/05 .............................   $ 6,750,000    $ 7,627,500
Kabelmedia Holdings GmbH
  (zero coupon), due 8/1/06
  13.625%, beginning 8/1/01 ........................    35,664,000     21,755,040
TeleWest, PLC
  (zero coupon), due 10/1/07
  11.00%, beginning 10/1/00 ........................    31,928,000     22,988,160
                                                                      -----------
                                                                       52,370,700
                                                                      -----------
CELLULAR TELEPHONE (3.4%)
Clearnet Communications, Inc.
  (zero coupon), due 12/15/05
  14.75%, beginning 12/15/00 .......................    18,000,000     11,880,000
Microcell Telecommunications, Inc.
  Series B
  (zero coupon), due 6/1/06
  14.00%, beginning 12/1/01 ........................    23,023,000     12,892,880
Millicom International Cellular, S.A
  (zero coupon), due 6/1/06
  13.50%, beginning 6/1/01 .........................    54,153,000     39,531,690
Occidente y Caribe Celular, S.A
  Series B
  (zero coupon), due 3/15/04
  14.00%, beginning 3/15/01 ........................    26,460,000     20,051,388
Rogers Cantel, Inc.
  9.375%, due 6/1/08 ...............................    20,000,000     21,100,000
                                                                      -----------
                                                                      105,455,958
                                                                      -----------
CONSUMER DURABLES (1.0%)
International Semi-Technology
  Microelectronics, Inc.
  (zero coupon), due 8/15/03
  11.50%, beginning 8/15/00 ........................    52,461,000     31,345,448
                                                                      -----------
FOOD, BEVERAGES & TOBACCO (0.5%)
Fresh Del Monte Produce NV
  Series B
  10.00%, due 5/1/03 ...............................    16,170,000     16,695,525
                                                                      -----------
MEDIA (1.6%)
Le Groupe Videotron Ltee
  10.625%, due 2/15/05 .............................    44,212,000     49,296,380
                                                                      -----------

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Portfolio of Investments (unaudited) continued

                                                        Principal
                                                          Amount        Value
                                                       =========================
YANKEE BONDS (Continued)
PAPER & FOREST PRODUCTS (0.0%) (b)
Stone Container Finance Co.
  11.50%, due 8/15/06  (c) .........................   $     5,000  $       5,175
                                                                    -------------
REAL ESTATE (0.6%)
Trizec Finance Ltd.
  10.875%, due 10/15/05 ............................    16,716,000     18,471,180
                                                                    -------------
RECREATION & ENTERTAINMENT (0.3%)
Plitt Theaters, Inc.
  10.875%, due 6/15/04 .............................     7,800,000      8,268,000
                                                                    -------------
TELECOMMUNICATION SERVICES (1.2%)
Ionica, PLC
  (zero coupon), due 5/1/07
  15.00%, beginning 5/1/02 (y) .....................        54,825     29,057,250
  13.50%, due 8/15/06 ..............................     9,682,000     10,311,330
                                                                    -------------
                                                                       39,368,580
                                                                    -------------
TESTING SERVICES (0.1%)
Intertek Testing Services Ltd.
  12.00%, due 11/8/07 (m)(p) .......................     4,235,362      4,277,716
                                                                    -------------
Total Yankee Bonds
  (Cost $302,300,442) ..............................                  325,554,662
                                                                    -------------
Total Long-Term Bonds
  (Cost $2,387,557,516) ............................                2,429,861,522
                                                                    -------------
                                                           Shares
                                                        ============
COMMON STOCKS (4.2%)
APPLIANCES & FURNITURE (0.0%) (b)
Central Rents, Inc. (a)(c) .........................        10,500        630,000
                                                                       ----------
BUILDING MATERIALS (0.1%)
Hanson, PLC ADR (k) ................................        76,750      1,918,750
                                                                       ----------
BUILDINGS (0.1%)
NVR, Inc. (a) ......................................       167,400      2,552,850
                                                                       ----------
CABLE (0.7%)
CS Wireless Systems, Inc. (a)(c)  ..................         5,181              5
United International Holdings
  Inc., Class A (a) ................................     1,987,700     20,622,388
                                                                       ----------
                                                                       20,622,393
                                                                       ----------

                                                           Shares       Value
                                                        =========================
CASINOS(0.3%)
Casino America, Inc. (a) ...........................       207,925    $   454,836
Colorado Gaming &
  Entertainment Co. (a) ............................       368,128      1,564,544
Grand Casinos, Inc. (a) ............................       472,600      6,970,850
                                                                      -----------
                                                                        8,990,230
                                                                      -----------
CELLULAR TELEPHONE (0.4%)
AirTouch Communications, Inc. (a) ..................       350,000      9,625,000
Celcaribe, S.A. (a)(c) .............................       439,020      1,097,550
Clearnet Communications, Inc.
  Class A (a) ......................................       169,500      2,055,188
Rogers Cantel Mobile
  Communications, Inc., Class B (a) ................        60,000      1,136,250
                                                                      -----------
                                                                       13,913,988
                                                                      -----------
CHEMICALS (0.2%)
Millennium Chemicals, Inc. .........................       283,857      6,457,747
                                                                      -----------
CONGLOMERATES (0.1%)
General Motors Corp., Class H ......................        68,100      3,924,263
                                                                      -----------
DRUGS (0.0%) (b)
ICN Pharmaceuticals, Inc. ..........................        11,842        339,717
                                                                      -----------
ELECTRIC UTILITIES (0.6%)
Energy Group, PLC ADR (k) ..........................        76,750      3,252,281
PECO Energy Co. ....................................       705,000     14,805,000
                                                                      -----------
                                                                       18,057,281
                                                                      -----------
FOOD, BEVERAGES & TOBACCO (0.3%)
Dr. Pepper Bottling Holdings, Inc.
  Class A (a) ......................................       200,000      3,800,000
Imperial Tobacco Group, PLC
  ADR (k) ..........................................       153,500      1,974,777
RJR Nabisco Holdings Corp. .........................        90,000      2,970,000
TLC Beatrice International Holdings
  Inc., Class A (a) ................................        25,000        762,500
                                                                      -----------
                                                                        9,507,277
                                                                      -----------
GAS UTILITIES (0.0%) (b)
United Gas Holdings Corp. (a)(e)(h) ................        98,050        166,685
                                                                      -----------
INDUSTRIAL (0.2%)
Thermadyne Holdings Corp. (a) ......................       199,350      6,279,525
                                                                      -----------
MEDIA (0.3%)
Comcast Corp.
  Class A ..........................................       270,000      5,653,125

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay High Yield Corporate Bond Fund

                                                           Shares       Value
                                                        =========================
COMMON STOCKS (Continued)
MEDIA (Continued)
Le Groupe Videotron Ltee (z) .......................        46,800    $   378,240
Matav-Cable Systems Media
  Ltd. ADR (a)(k) ..................................       202,300      3,540,250
                                                                      -----------
                                                                        9,571,615
                                                                      -----------
PUBLISHING (0.1%)
Affiliated Newspaper
  Investments, Inc. (a) ............................        28,000      2,800,000
                                                                      -----------
REAL ESTATE (0.1%)
American Health Properties, Inc. (l) ...............         5,130         93,622
Metropolis Realty Trust, Inc. ......................       126,278      4,072,466
                                                                      -----------
                                                                        4,166,088
                                                                      -----------
RESTAURANTS & LODGING (0.1%)
Bob Evans Farms, Inc. ..............................       190,000      3,218,125
                                                                      -----------
RETAIL (0.0%) (b)
Loehmann's Holdings, Inc.
  Series B (a) .....................................        43,750         43,750
                                                                      -----------
STEEL, ALUMINUM & OTHER METALS (0.3%)
Newmont Mining Corp. ...............................        61,500      2,398,500
Ryerson Tull, Inc., Class A (a) ....................       348,300      5,746,950
                                                                      -----------
                                                                        8,145,450
                                                                      -----------
SUPERMARKETS (0.0%) (b)
Grand Union Co. (The) (a) ..........................        51,999        116,998
                                                                      -----------
TELECOMMUNICATION SERVICES (0.3%)
PageMart Wireless, Inc., Class A (a) ...............        45,500        386,750
Paging Network, Inc. (a) ...........................       434,000      3,811,062
Rogers Communications, Inc.
  Class B (a)(z) ...................................     1,066,375      6,686,100
                                                                      -----------
                                                                       10,883,912
                                                                      -----------
TEXTILE & APPAREL (0.0%) (b)
Hosiery Corp. of America, Inc. (a) .................        17,400        121,800
                                                                      -----------
Total Common Stocks
   (Cost $130,168,027) .............................                  132,428,444
                                                                      -----------

                                                           Shares       Value
                                                        =========================
PREFERRED STOCKS (4.6%)
BANKS (0.0%) (b)
River Bank America, N.Y.
  15.00%, Series A .................................        30,000    $   697,500
                                                                      -----------
CABLE (0.0%) (b)
Cablevision Systems Corp.
  8.50%, Series I (r) ..............................         8,000        217,000
                                                                      -----------
CASINOS (0.2%)
Station Casinos, Inc.
  7.00% (r) ........................................       125,600      5,620,600
                                                                      -----------
CELLULAR TELEPHONE (0.0%) (b)
AirTouch Communications, Inc.
  6.00%, Series B (r) ..............................        50,300      1,433,550
                                                                      -----------
DOMESTIC OIL & GAS (0.0%) (b)
Mesa, Inc.
  8.00%, Series A (g)(r) ...........................           518          3,433
                                                                      -----------
DRUGS (0.2%)
ICN Pharmaceuticals, Inc.
  Series B (c)(m)(r) ...............................         6,935      6,935,000
                                                                      -----------
EQUIPMENT FINANCING (0.5%)
GPA Group, PLC (a)(p) ..............................    30,000,000     15,450,000
                                                                      -----------
FOOD, BEVERAGES & TOBACCO (0.0%) (b)
Seven Up Holdings Co.
  16.00% (a) .......................................         4,491        129,542
                                                                      -----------
MEDIA (3.5%) CD Radio, Inc.
  5.00% Delayed Preferred Stock
  (a)(c)(r) ........................................       734,286     22,762,866
Chancellor Radio Broadcasting Co.
  12.00% (c)(g) ....................................        69,400      7,946,300
Granite Broadcasting Corp.
  12.75% (c)(g) ....................................         9,000      8,730,000
Paxson Communications Corp.
  12.50% (g) .......................................        30,004     31,504,305
Spanish Broadcasting System, Inc.
  14.25% (c)(g) ....................................        39,570     37,987,200
                                                                      -----------
                                                                      108,930,671
                                                                      -----------

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Portfolio of Investments June 30, 1997 (unaudited) continued

                                                           Shares       Value
                                                        =========================
PREFERRED STOCKS (Continued)
RETAIL (0.0%) (b)
Loehmann's Holdings, Inc.
  $0.056, Series A (g) .............................         2,297    $     1,148
                                                                      -----------
TELECOMMUNICATION SERVICES (0.2%)
ICG Holdings, Inc.
  14.00% (c)(m) ....................................         4,450      4,594,625
                                                                      -----------
Total Preferred Stocks
  (Cost $127,198,407) ..............................                  144,013,069
                                                                      -----------
WARRANTS (0.5%)

CABLE (0.0%) (b)
United International Holdings
  Inc. (a) .........................................        20,834         62,502
                                                                      -----------
CASINOS (0.0%) (b)
Belle Casino, Inc. (a)(c) ..........................         5,500             55
Boomtown, Inc.
  expire 11/1/98 (a)(c) ............................         7,350          7,350
Casino America, Inc.
  expire 5/3/01 (a) ................................        36,808         36,808
HDA Management Corp.
  expire 12/15/98 (a)(c) ...........................         6,450        322,500
Louisiana Casino, Inc.
  expire 12/1/98 (a) ...............................        12,000         60,000
                                                                      -----------
                                                                          426,713
                                                                      -----------
CELLULAR TELEPHONE (0.1%)
Microcell Telecommunications, Inc.
  expire 6/1/06 (a)(c)(q) ..........................        92,092         57,558
  expire 6/1/06 (a)(c) .............................        92,092      1,151,150
Nextel Communications, Inc.
  Series A
  expire 12/15/98 (a) ..............................         3,087         15,435
  Series C
  expire 1999 (a) ..................................         3,500         17,500
Occidente y Caribe Celular, S.A.
  expire 3/15/04 (a)(c) ............................       105,840          1,058
                                                                      -----------
                                                                        1,242,701
                                                                      -----------
CONGLOMERATES (0.0%) (b)
IFA Capital, Inc.
  Series H
  expire 11/14/99 (a)(c) ...........................         8,000        800,000
                                                                      -----------

                                                           Shares       Value
                                                        =========================
GAS UTILITIES (0.0%) (b)
UGI Corp.
  expire 3/31/98 (a) ...............................        34,580    $     5,187
                                                                      -----------
HOUSEHOLD PRODUCTS (0.0%) (b)
Chattem, Inc.
  expire 6/17/99 (a)(c) ............................         9,500        199,500
                                                                      -----------
MEDIA (0.4%)
General Media, Inc.
  expire 12/21/00 (a) ..............................        34,486        172,430
Spanish Broadcasting System, Inc.
  expire 6/30/99 (a)(bb) ...........................        44,150      9,713,000
  expire 6/30/99 (a)(c)(cc) ........................        19,780      2,373,600
                                                                      -----------
                                                                       12,259,030
                                                                      -----------
POLLUTION & RELATED (0.0%) (b)
ICF Kaiser International, Inc.
  expire 12/31/98 (a) ..............................        48,835         12,209
  expire 12/31/98 (a) ..............................        28,000         28,000
                                                                      -----------
                                                                           40,209
                                                                      -----------
TESTING SERVICES (0.0%) (b)
Intertek Testing Services Ltd.
  expire 12/31/99 (a)(p) ...........................           691        220,000
                                                                      -----------
Total Warrants
   (Cost $7,642,620) ...............................                   15,255,842
                                                                      -----------
                                                         Notional
                                                         Principal
                                                          Amount
                                                        ==========
PURCHASED PUT OPTION (0.0%) (b)
FOOD, BEVERAGES & TOBACCO (0.0%) (b)
Underlying security, RJR Nabisco, Inc.
  8.75%, due 8/15/05
  expire 10/6/97 (f) ...............................   $25,000,000         27,500
                                                                      -----------
Total Purchased Put Option
  (Cost $500,000) ..................................                       27,500
                                                                      -----------

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay High Yield Corporate Bond Fund


                                                            Principal
                                                             Amount          Value
                                                        ===============================
SHORT-TERM INVESTMENTS (11.6%)
COMMERCIAL PAPER (3.3%)
American Express Credit Corp.
  5.565%, due 7/15/97 ..............................   $   102,902,000  $   102,902,000
                                                                        ---------------
Total Commercial Paper
  (Cost $102,902,000) ..............................                        102,902,000
                                                                        ---------------
SHORT-TERM BONDS
ENERGY (0.2%)
IRI International Corp.
  12.27%, due 3/3/98 (c)(p) ........................         6,200,000        6,200,000
                                                                        ---------------
MEDIA (0.0%) (b)
Time Warner, Inc.
  7.45%, due 2/1/98 ................................           310,000          311,848
                                                                        ---------------
Total Short-Term Bonds
  (Cost $6,512,418) ................................                          6,511,848
                                                                        ---------------
U.S. GOVERNMENT (8.1%)
United States Treasury Notes
  5.875%, due 7/31/97 ..............................       139,775,000      139,818,330
  8.50%, due 7/15/97 ...............................       111,000,000      111,138,750
                                                                        ---------------
Total U.S. Government
  (Cost $251,752,074) ..............................                        250,957,080
                                                                        ---------------
Total Short-Term Investments
  (Cost $361,166,492) ..............................                        360,370,928
                                                                        ---------------
Total Investments
  (Cost $3,014,233,062) (s) ........................              98.7%   3,081,957,305(t)
Cash and Other Assets,
  Less Liabilities .................................               1.3       39,778,202
                                                       ---------------  ---------------
Net Assets .........................................             100.0% $ 3,121,735,507
                                                       ===============  ===============

----------
(a)       Non-income producing securities.
(b)       Less than one tenth of a percent.
(c)       May be sold to institutional investors only.
(d)       Floating rate. Rate shown is the rate in effect at June 30, 1997.
(e)       Fair valued securities. Aggregate at 0.09% of net assets.
(f) Purchased put option is based on spread between the risk/duration of RJR Nabisco, Inc., Note 8.75%, due 8/15/05, multiplied by the yield on the RJR Nabisco Note less the yield on the U.S. Treasury Bond 6.50%, due 8/15/05, less 3.50%, multiplied by the notional principal.
(g) PIK ("Payment in Kind")--interest or dividend payment is made with additional securities.
(h)       Issuer in bankruptcy.
(i)       Issue in default.
(j)       Multiple tranche facilities.
(k)       ADR--American Depository Receipt.
(l) Depository Shares--each share represents one-tenth of a share of Psychiatric Group preferred stock.
(m) CIK ("Cash in Kind")--interest or dividend payment is made with cash or additional securities.
(n) The company defaulted on the payment of principal to its creditors on maturity date.
(o)       Yankee bond.
(p)       Restricted securities.
(q)       Conditional warrants.
(r)       Convertible preferred stocks.
(s)       The cost for Federal income tax purposes is $3,015,621,240.
(t) At June 30, 1997, net unrealized appreciation was $66,336,065, based on cost for Federal income tax purposes. This consisted of aggregate gross unrealized appreciation for all investments on which there was an excess of market value over cost of $138,397,515 and aggregate gross unrealized depreciation for all investments on which there was an excess of cost over market value of $72,061,450.
(u) 192 Units--each unit reflects $10,000 principal amount of 0%/13.50% Senior Secured Note Trust Certificates, plus 1,626 Ordinary Share Trust Certificates.
(v) 25,000 Units--each unit reflects $1,000 principal amount of 13.00% Senior Discounted Notes, plus 1 warrant to acquire 0.10616 shares of common stock at an exercise price of $36.45 per share at a future date.
(w) 18,825 Units--each unit reflects $1,000 principal amount of Senior Notes, plus 0.19608 warrants to acquire 1 share of common stock at $100.00 per share at a future date.
(x) 3,500 Units--each unit reflects $1,000 principal amount of Senior Subordinated Notes, plus 1 warrant to acquire shares of common stock at a future date.
(y) 54,825 Units--each unit reflects $1,000 principal amount of Senior Discounted Notes, plus 1 warrant to acquire 19.619 shares of common stock at $0.10 per share at a future date.
(z)       Canadian securities.
(aa)      Issuer in liquidation proceedings.
(bb) Each warrant entitles the holder thereof to purchase one share of the Company's Class A common stock at $0.01 per share, subject to adjustment under certain circumstances on or after the Exercisability Date and prior to June 30, 1999.
(cc) Each warrant entitles the holder thereof to purchase 0.428 shares of the Company's Class A common stock, par value $0.01 per share.
(Pound)   Security denominated in Pound Sterling.
(C$)      Security denominated in Canadian Dollar.
(DM)      Security denominated in Deutsche Mark.


The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of June 30, 1997 (unaudited)

ASSETS:
Investment in securities, at value (identified cost $3,014,233,062) ...   $ 3,081,957,305
Deposit with broker ...................................................         2,541,008
Receivables:
  Dividends and interest ..............................................        58,766,345
  Investment securities sold ..........................................        31,222,498
  Fund shares sold ....................................................        13,865,684
Unrealized net appreciation on forward foreign currency contracts .....           251,220
Other assets ..........................................................            43,586
                                                                          ---------------
    Total assets ......................................................     3,188,647,646
                                                                          ---------------
LIABILITIES:
Payables:
  Investment securities purchased .....................................        39,012,346
  Fund shares redeemed ................................................         2,730,328
  NYLIFE Distributors .................................................         2,711,997
  Adviser .............................................................           707,484
  Transfer agent ......................................................           325,516
  Custodian ...........................................................            17,016
  Trustees ............................................................            15,226
Accrued expenses ......................................................           556,723
Dividend payable ......................................................        20,835,503
                                                                          ---------------
    Total liabilities .................................................        66,912,139
                                                                          ---------------
Net assets ............................................................   $ 3,121,735,507
                                                                          ===============
COMPOSITION OF NET ASSETS:
Shares of beneficial interest outstanding (par value of $.01 per share)
    unlimited number of shares authorized:
  Class A .............................................................   $       208,928
  Class B .............................................................         3,496,774
Additional paid-in capital ............................................     2,962,516,770
Accumulated distribution in excess of net investment income ...........        (4,014,468)
Accumulated undistributed net realized gain on investments ............        91,749,595
Net unrealized appreciation on investments ............................        67,724,243
Net unrealized appreciation on forward foreign currency contracts .....            53,665
                                                                          ---------------
Net assets ............................................................   $ 3,121,735,507
                                                                          ===============
CLASS A
Net assets applicable to outstanding shares ...........................   $   176,231,745
                                                                          ===============
Shares of beneficial interest outstanding .............................        20,892,777
                                                                          ===============
Net asset value per share outstanding .................................   $          8.44
Maximum sales charge (4.50% of offering price) ........................              0.40
                                                                          ---------------
Maximum offering price per share outstanding ..........................   $          8.84
                                                                          ===============
CLASS B
Net assets applicable to outstanding shares ...........................   $ 2,945,503,762
                                                                          ===============
Shares of beneficial interest outstanding .............................       349,677,431
                                                                          ===============
Net asset value and offering price per share outstanding ..............   $          8.42
                                                                          ===============

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the six months ended June 30, 1997 (unaudited)

INVESTMENT INCOME:
Income:
  Dividends (a) .....................................................................   $   5,596,040
  Interest ..........................................................................     127,274,758
                                                                                        -------------
    Total income ....................................................................     132,870,798
                                                                                        -------------
Expenses:
  Distribution--Class B .............................................................       7,669,699
  Administration ....................................................................       3,899,979
  Advisory ..........................................................................       3,899,979
  Service ...........................................................................       3,489,084
  Transfer agent ....................................................................       1,615,346
  Shareholder communication .........................................................         249,717
  Registration ......................................................................         200,151
  Professional ......................................................................         191,091
  Recordkeeping .....................................................................         154,184
  Custodian .........................................................................         129,537
  Trustees ..........................................................................          36,008
  Miscellaneous .....................................................................          25,432
                                                                                        -------------
    Total expenses ..................................................................      21,560,207
                                                                                        -------------
Net investment income ...............................................................     111,310,591
                                                                                        -------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS:
Net realized gain from:
  Security transactions .............................................................      79,447,069
  Foreign currency transactions .....................................................         352,305
                                                                                        -------------
Net realized gain on investments and foreign currency transactions ..................      79,799,374
                                                                                        -------------
Net change in unrealized appreciation (depreciation) on investments:
  Security transactions .............................................................     (15,036,995)
  Forward foreign currency contracts ................................................         199,746
                                                                                        -------------
Net unrealized loss on investments and foreign currency .............................     (14,837,249)
                                                                                        -------------
Net realized and unrealized gain on investments and foreign currency transactions ...      64,962,125
                                                                                        -------------
Net increase in net assets resulting from operations ................................   $ 176,272,716
                                                                                        =============

----------

(a)  Dividends recorded net of foreign withholding taxes of $54,729.


The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Changes in Net Assets

                                                                                                   Six months
                                                                                                      ended           Year ended
                                                                                                     June 30,         December 31,
                                                                                                       1997*              1996
                                                                                                 ===============    ===============
INCREASE IN NET ASSETS:
Operations:
  Net investment income ........................................................................ $   111,310,591    $   174,787,175
  Net realized gain on investments .............................................................      79,447,069         70,039,639
  Net realized loss on securities sold short ...................................................            --             (508,346)
  Net realized gain (loss) on foreign currency transactions ....................................         352,305           (912,219)
  Net change in unrealized appreciation (depreciation) on securities transactions ..............     (15,036,995)        58,603,932
  Net change in unrealized depreciation on securities sold short ...............................            --              375,243
  Net change in unrealized appreciation (depreciation) on forward foreign currency contracts ...         199,746             42,977
                                                                                                 ---------------    ---------------
  Net increase in net assets resulting from operations .........................................     176,272,716        302,428,401
                                                                                                 ---------------    ---------------
Dividends and distributions to shareholders:
  From net investment income:
    Class A ....................................................................................      (6,432,829)        (6,713,725)
    Class B ....................................................................................    (109,715,399)      (164,209,186)
  From net realized gain on investments and foreign currency transactions:
    Class A ....................................................................................            --           (2,453,906)
    Class B ....................................................................................            --          (51,503,367)
                                                                                                 ---------------    ---------------
      Total dividends and distributions to shareholders ........................................    (116,148,228)      (224,880,184)
                                                                                                 ---------------    ---------------
Capital share transactions:
  Net proceeds from sale of shares:
    Class A ....................................................................................      86,133,059        101,308,968
    Class B ....................................................................................     602,338,074        913,192,615
  Net asset value of shares issued to shareholders in reinvestment of dividends and distributions:
    Class A ....................................................................................       3,738,248          7,136,763
    Class B ....................................................................................      61,101,983        152,975,773
                                                                                                 ---------------    ---------------
                                                                                                     753,311,364      1,174,614,119
  Cost of shares redeemed:
    Class A ....................................................................................     (33,810,399)       (37,057,233)
    Class B ....................................................................................    (215,875,116)      (301,207,596)
                                                                                                 ---------------    ---------------
      Increase in net assets derived from capital share transactions ...........................     503,625,849        836,349,290
                                                                                                 ---------------    ---------------
      Net increase in net assets ...............................................................     563,750,337        913,897,507

NET ASSETS:
Beginning of period ............................................................................   2,557,985,170      1,644,087,663
                                                                                                 ---------------    ---------------
End of period .................................................................................. $ 3,121,735,507    $ 2,557,985,170
                                                                                                 ===============    ===============
Accumulated undistributed net investment income (excess distribution) .......................... $    (4,014,468)   $       823,169
                                                                                                 ===============    ===============

----------
* Unaudited.


The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

                                                                                                             Class B
                                                                                               ====================================
                           Class A         Class B  Class A      Class B  Class A     Class B  September 1
                           =======         =======  =======      =======  =======     =======   through       Year ended August 31
                               Six months ended            Year ended          Year ended      December 31 ========================
                               June 30, 1997*         December 31, 1996    December 31, 1995     1994**     1994    1993    1992
                           =======================  ====================  ===================   ========    ====    ====    ====
Net asset value at
  beginning of period......  $ 8.27      $ 8.26     $ 7.92     $ 7.92     $ 7.44     $ 7.44      $ 7.70     $ 7.93  $ 7.41   $ 6.66
                              -----      ------     ------     ------     ------     ------      ------     ------  ------   ------
Net investment income......    0.35        0.32       0.72       0.67       0.84       0.81        0.23       0.69    0.70     0.79
Net realized and
  unrealized gain
  (loss) on investments....    0.18        0.18       0.52       0.52       0.61       0.61       (0.27)     (0.08)  0.54      0.75
Net realized and
  unrealized loss
  on foreign
  currency transactions....   (0.00)(b)   (0.00)(b)  (0.00)(b)  (0.00)(b)  (0.00)(b)  (0.00)(b)    --         --       --       --
                              -----      ------     ------     ------     ------     ------      ------     ------  ------   ------
Total from investment
  operations...............    0.53        0.50       1.24       1.19       1.45       1.42       (0.04)      0.61    1.24     1.54
                              -----      ------     ------     ------     ------     ------      ------     ------  ------   ------
 Less dividends and
  distributions:
From net investment
  income...................   (0.36)      (0.34)     (0.71)     (0.67)     (0.84)     (0.81)      (0.22)     (0.67)  (0.72)   (0.79)
In excess of net
  investment income........     --          --         --         --       (0.01)     (0.01)        --         --      --       --
From net realized gain
  on investments...........     --          --       (0.18)     (0.18)     (0.10)     (0.10)        --       (0.17) --          --
In excess of net realized
  gain on investments......     --          --         --         --       (0.02)     (0.02)        --         --      --       --
                              -----      ------     ------     ------     ------     ------      ------     ------  ------   ------
Total dividends and
  distributions............   (0.36)      (0.34)     (0.89)     (0.85)     (0.97)     (0.94)      (0.22)     (0.84)  (0.72)   (0.79)
                              -----      ------     ------     ------     ------     ------      ------     ------  ------   ------
Net asset value at end of
  period...................   $8.44      $ 8.42     $ 8.27     $ 8.26     $ 7.92     $ 7.92      $ 7.44     $ 7.70  $ 7.93   $ 7.41
                              =====      ======     ======     ======     ======     ======      ======     ======  ======   ======
Total investment return(a).    6.58%       6.15%     16.33%     15.58%     20.28%     19.71%      (0.48%)     7.95%  18.58%   24.55%

Ratios (to average net
  assets)/
  Supplemental Data:
    Net investment income .    8.54%+      7.95%+      9.0%       8.4%      10.2%       9.5%        9.1%+      8.7%    9.9%    11.0%

    Expenses...............    1.00%+      1.59%+      1.0%       1.6%       1.0%       1.6%        1.6%+      1.6%    1.7%     1.9%

Portfolio turnover rate....      55%         55%       118%       118%       137%       137%         45%       190%    207%     226%

Average commission rate
  paid..................... $0.0570   $  0.0570   $ 0.0630   $ 0.0630         (c)        (c)         (c)        (c)     (c)      (c)

Net assets at end of
  period (in 000's)....... $176,232  $2,945,504   $116,805 $2,441,180    $42,850 $1,601,238  $1,128,913 $1,090,261 $808,538 $447,819


----------
*    Unaudited.
**   The Fund changed its fiscal year end from August 31 to December 31.
+    Annualized.
(a) Total return is calculated exclusive of sales charges and is not annualized.
(b)  Less than one cent per share.
(c) Disclosure of amount required for fiscal years beginning on or after September 1, 1995.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Notes to Financial Statements (unaudited)


Note 1--Organization and Business:

The MainStay Funds were organized on January 9, 1986 as a Massachusetts Business Trust. The Trust is registered under the Investment Company Act of 1940, as amended, (the "Act") as an open-end management investment company and is comprised of fourteen funds. These financial statements and notes relate only to MainStay High Yield Corporate Bond Fund (the "Fund").

The Fund currently offers two classes of shares. Class A shares, whose distribution commenced on January 3, 1995, are offered at net asset value per share plus an initial sales charge. Class B shares are offered without an initial sales charge, although a declining contingent deferred sales charge may be imposed on redemptions made within six years of purchase. Class A shares and Class B shares bear the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights and conditions except that the Class B shares are subject to higher distribution fee rates. Each class of shares bears distribution and/or service fee payments under a distribution plan pursuant to Rule 12b-1 under the Investment Company Act of 1940.

The Fund's primary objective is to maximize current income through investment in a diversified portfolio of high yield debt securities which are ordinarily rated in the lower rating categories of recognized rating agencies.


Note 2--Significant Accounting Policies:

The following is a summary of significant accounting policies followed by the
Fund:

Valuation of Fund Shares. The net asset value per share of each class of shares is calculated on each day the New York Stock Exchange (the "Exchange") is open for trading as of the close of regular trading on the Exchange. The net asset value per share of each class of shares is determined by taking the assets attributable to a class of shares, subtracting the liabilities attributable to that class, and dividing the result by the outstanding shares of that class.

Securities Valuation. Portfolio securities of the Fund are stated at value determined (a) by appraising common and preferred stocks which are traded on the New York Stock Exchange at the last sale price on that day or, if no sale occurs, at the mean between the closing bid and asked prices, (b) by appraising common and preferred stocks traded on other United States national securities exchanges or foreign securities exchanges as nearly as possible in the manner described in (a) by reference to their principal exchange, including the National Association of Securities Dealers National Market System, (c) by appraising over-the-counter securities quoted on the National Association of Securities Dealers NASDAQ system (but not listed on the National Market System) at the bid price supplied through such system, (d) by appraising over-the-counter securities not quoted on the NASDAQ system at prices supplied by the pricing agent or brokers selected by the Adviser, if these prices are deemed to be representative of market values at the regular close of business of the New York Stock Exchange, (e) by appraising debt securities at prices supplied by a pricing agent selected by the Adviser, whose prices reflect broker/dealer supplied valuations and electronic data processing tech-

MainStay High Yield Corporate Bond Fund

niques if those prices are deemed by the Adviser to be representative of market values at the regular close of business of the New York Stock Exchange (f) by appraising options and futures contracts at the last sale price on the market where such options or futures are principally traded, and (g) by appraising all other securities and other assets, including debt securities for which prices are supplied by a pricing agent but are not deemed by the Adviser to be representative of market values, but excluding money market instruments with a remaining maturity of sixty days or less and including restricted securities and securities for which no market quotations are available, at fair value in accordance with procedures approved by the Trustees. Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost if their term to maturity at purchase was 60 days or less, or by amortizing the difference between market value on the 61st day prior to maturity and market value on maturity date if their original term to maturity at purchase exceeded 60 days.

Events affecting the values of certain portfolio securities that occur between the close of trading on the principal market for such securities (foreign markets and over-the-counter markets) and the regular close of the New York Stock Exchange will not be reflected in the Fund's calculation of net asset value unless the Adviser believes that the particular event would materially affect net asset value, in which case an adjustment would be made.

Forward Currency Contracts. A forward currency contract is an agreement to buy or sell currencies of different countries on a specified future date at a specified rate. During the period the forward currency contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market" such contract on a daily basis to reflect the market value of the contract at the end of each day's trading. When the forward currency contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund's basis in the contract. The Fund enters into forward currency contracts in order to hedge its foreign currency denominated investments, receivables and payables against adverse movements in future foreign exchange rates.

The use of forward currency contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the statement of assets and liabilities. The contract or notional amounts reflect the extent of the Fund's involvement in these financial instruments. Risks arise from the possible movements in the foreign exchange rates underlying these instruments. The unrealized appreciation/ depreciation on forward contracts reflects the Fund's exposure at period end to credit loss in the event of a counterparty's failure to perform its obligations.

Notes to Financial Statements (unaudited) continued


Forward foreign currency contracts open at June 30, 1997:

                                                                           Value on                      Unrealized
                                                            Contract        Trade         Current       Appreciation/
                                                             Amount          Date          Value       (Depreciation)
                                                          ============    ===========   ==========     ===============
Foreign Currency Sale Contracts
-------------------------------
Canadian Dollar, expiring 10/21/97..............  C$        7,500,000     $5,412,232   $5,473,562       $ (61,330)
Deutsche Mark, expiring 8/27/97.................  DM       11,429,850      6,900,000    6,587,450         312,550
                                                                                                        ---------
Net Appreciation                                                                                        $ 251,220
                                                                                                        =========

----------
C$   Canadian Dollar.
DM   Deutsche Mark.


Securities Sold Short. The Fund may engage in short sales as a method of hedging declines in the value of securities owned. When the Fund enters into a short sale, it must segregate the security sold short, or securities equivalent in kind and amount to the securities sold, as collateral for its obligation to deliver the security upon conclusion of the sale. A gain, limited to the price at which the Fund sold the security short, or a loss, unlimited as to dollar amount, will be recognized upon termination of a short sale if the market price on the date the short position is closed out is less or greater, respectively, than the proceeds originally received. Any such gain or loss may be offset, completely or in part, by the change in the value of the hedged investments.

At June 30, 1997 there were no open short sales.

Restricted Securities. A restricted security is a security which has been purchased through a private offering and cannot be resold to the general public without prior registration under the Securities Act of 1933. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult.

The issuers of the securities will bear the costs involved in registration under the Securities Act of 1933 and in connection with the disposition of such securities. The Fund does not have the right to demand that such securities be registered. The Fund may not invest more than 10% of its net assets in illiquid securities.

MainStay High Yield Corporate Bond Fund

Restricted securities held at June 30, 1997:

                                                                   Principal                                             Percent
                                              Acquisition           Amount/                              6/30/97           of
                   Security                      Date               Shares               Cost             Value         Net Assets
                   ========                   ========              =========           ========        =========     =============
AES Corp.
    8.00%, due 6/26/03                        6/26/97             $60,000,000        $ 60,000,000       $ 60,000,000         1.9%
Big V Supermarkets, Inc.
    8.688%, due 12/31/50                      4/10/97               9,600,000           9,515,618          9,552,000         0.3
GPA Group, PLC
    Preferred Stock                            3/6/96              30,000,000           9,862,500         15,450,000         0.5
Intertek Testing Services Ltd.
    12.00%, due 11/8/07(a)                    11/8/96               4,235,362           4,018,277          4,277,716         0.1
    Warrants, expire 12/31/99                 11/8/96                     691             223,440            220,000         0.0(b)
IRI International Corp.
    8.97%, due 3/31/02                        6/27/97               5,000,000           5,015,625          5,015,750         0.2
    12.27%, due 3/3/98                        3/31/97               6,200,000           6,200,000          6,200,000         0.2
Kronos International, Inc.
    5.051%, due 12/31/50                      2/25/97             DM9,826,048           5,321,452          5,413,179         0.2
S-C Aircraft Holdings LLC
    11.00%, due 1/1/03                        3/20/97             $12,900,000          12,900,000         12,900,000         0.4
Titan Tire Corp.
    7.00%, due 2/11/00                        6/24/97               6,542,838           6,265,841          6,264,767         0.2
World Airways, Inc.
    10.25% due 2/15/03                         4/4/97               9,717,494           9,337,913          9,425,969         0.3
                                                                                     ------------       ------------         ---
                                                                                     $128,660,666       $134,719,381         4.3%
                                                                                     ============       ============         ===

----------
(a) CIK ("Cash in Kind")--interest payment is made with cash or additional securities.
(b)  Less than one tenth of a percent.
DM   Deutsche Mark


Financial Instruments with Concentration of Credit Risk. The Fund invests in Loan Participations. When the Fund purchases a Participation, the Fund typically enters into a contractual relationship with the lender or third party selling such Participation ("Selling Participant"), but not with the Borrower. As a result, the Fund assumes the credit risk of the Borrower, the Selling Participant and any other persons interpositioned between the Fund and the Borrower ("Intermediate Participants"). The Fund may not directly benefit from the collateral supporting the Senior Loan in which it has purchased the Participation. The Fund may be considered to have a concentration of credit risk in the banking industry, since the Fund will only acquire Participations if the Selling Participant and each Intermediate Participant is a financial institution. The Fund held no Loan Participations at June 30, 1997.

Notes to Financial Statements (unaudited) continued


Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no Federal income tax provision is required.

Investment income received by a Fund from foreign sources may be subject to foreign income taxes withheld at the source.

Dividends and Distributions to Shareholders. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends monthly. Income dividends and capital gain distributions are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles.

Security Transactions and Investment Income. The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date and interest income is accrued daily except when collection is not expected. Discounts on securities purchased for the Fund are accreted on the constant yield method over the life of the respective securities or, if applicable, over the period to the first call date.

Income from payment-in-kind securities is recorded daily based on the effective interest method of accrual.

The Fund invests primarily in high yield bonds. These bonds may involve special risks not commonly associated with investment in higher rated debt securities. High yield bonds may be more susceptible to real or perceived adverse economic and competitive industry conditions than higher grade bonds. Also, the secondary market on which high yield bonds are traded may be less liquid than the market for higher grade bonds.

Expenses. Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred except when allocations of direct expenses can otherwise fairly be made. The investment income and expenses (other than expenses incurred under the Distribution Plan) and realized and unrealized gains and losses on investments of the Fund are allocated to separate classes of shares based upon their relative net asset value on the date the income is earned or expenses and realized and unrealized gains and losses are incurred. Dividends on short positions are recorded as an expense of the Fund on ex-dividend date.

Use of Estimates. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.


Note 3--Fees and Related Party Policies:

Investment Advisory and Administration Fees. MacKay-Shields Financial Corporation ("MacKay-Shields") acts as investment adviser to the Fund under an Investment Advisory Agreement. MacKay-Shields is a regis-

MainStay High Yield Corporate Bond Fund


tered investment adviser and an indirect wholly-owned subsidiary of New York Life Insurance Company ("New York Life"). NYLIFE Distributors Inc. ("NYLIFE Distributors"), an indirect wholly-owned subsidiary of New York Life, is the Administrator for the Fund.

The Trust, on behalf of the Fund, pays the Adviser and Administrator each a monthly fee for the services performed and the facilities furnished at an annual rate of the Fund's average daily net assets of 0.30% on assets up to $500 million and 0.275% on assets in excess of $500 million.

Distribution and Service Fees. The Trust, on behalf of the Fund, has a Distribution Agreement with NYLIFE Distributors Inc. (the "Distributor"). The Fund, with respect to each class of shares, has adopted a Distribution Plan (the "Plan") in accordance with the provisions of Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Distributor receives payments from the Fund at an annual rate of 0.25% of the average daily net assets of the Fund's Class A shares, which is an expense of the Class A shares of the Fund for distribution or service activities as designated by the Distributor. Pursuant to the Class B Plan, the Fund's Class B shares are subject to the payment of a monthly distribution fee, which is an expense of the Class B shares of the Fund, at the annual rate of 0.75% of the lesser of:

(a) the aggregate gross sales of the Fund's Class B shares since the inception of the Fund (not including reinvestment of dividends or capital gains distributions), less the aggregate net asset value of the Fund's Class B shares exchanged or redeemed since the Fund's inception upon which a contingent deferred sales charge has been imposed or upon which such charge has been waived; or (b) the average daily net assets of the Fund's Class B shares.

The Distribution Plan provides that the Class B shares of the Fund also incur a service fee at the annual rate of 0.25% of the average daily net asset value of the Class B shares of the Fund. Service fee as shown on the statement of operations represents the fees for both Class A shares and Class B shares.

The Plan provides that the distribution fee is payable to NYLIFE Distributors regardless of the amounts actually expended by NYLIFE Distributors for distribution of the Fund's shares and service activities.

NYLIFE Distributors anticipates that its actual distribution expenditures will substantially exceed the distribution fee received by it during the initial years of the operation of the Plan and that in later years, its expenditures may be less than the distribution fee.

Sales Charges. The Fund was advised that the amount of sales charge on sales of Class A Fund shares retained by NYLIFE Distributors was $150,002 for the six months ended June 30, 1997. The Fund was also advised that NYLIFE Distributors retained contingent deferred sales charges for redemption of Class B shares of $1,177,514 for the six months ended June 30, 1997.

Trustees Fees. Trustees, other than those affiliated with New York Life, MacKay-Shields, NYLIFE Distribu-

Notes to Financial Statements (unaudited) continued


tors or NYLIFE Securities, are paid an annual fee of $40,000 and $1,000 for each Board and Audit Committee meeting attended plus reimbursement for travel and out-of-pocket expenses. The Trust allocates this expense in proportion to the net assets of the respective Funds.

Other. NYLIFE Distributors has received $125,467 for providing the Fund certain transfer agency services for the period January 1, 1997, through April 30, 1997. Effective May 1, 1997, MainStay Shareholder Services Inc. ("MSS"), an indirect wholly owned subsidiary of New York Life Insurance Company, was appointed Transfer, Dividend Disbursing and Shareholder Servicing Agent. MSS was paid $29,246 for services rendered May 1, 1997, through June 30, 1997.

Fees for the cost of legal services provided to the Fund by the Office of General Counsel of New York Life amounted to $47,028 for the six months ended June 30, 1997.

Fees for recordkeeping services provided to the Fund by NYLIFE Distributors are charged to the Fund. The fee for the six months ended June 30, 1997 amounted to $154,184.


Note 4--Purchases and Sales of Securities (in 000's):

During the six months ended June 30, 1997, purchases and sales of U.S. Government securities were $138,699 and $56,020, respectively. Purchases and sales of securities, other than U.S. Government securities, securities subject to repurchase transactions and short-term securities, were $1,650,567 and $1,240,763, respectively.


Note 5--Capital Share Transactions (in 000's):

                                                                             Six months ended           Year ended
                                                                              June 30, 1997*        December 31, 1996
                                                                           ====================    ====================
                                                                           Class A     Class B     Class A     Class B
                                                                           ========    ========    ========    ========
Shares sold ......................................................           10,388      72,716      12,344     111,564
Shares issued in reinvestment of dividends and distributions .....              453       7,419         869      18,686
                                                                           --------    --------    --------    --------
                                                                             10,841      80,135      13,213     130,250
Shares redeemed ..................................................           (4,077)    (26,106)     (4,492)    (36,876)
                                                                           --------    --------    --------    --------
Net increase .....................................................            6,764      54,029       8,721      93,374
                                                                           ========    ========    ========    ========

----------
*  Unaudited.

The MainStay Funds

GROWTH FUNDS
------------------------------------------------------------------------------------------------------------------------------------

FUND                          RISK/REWARD         HOW IT INVESTS                          CHOOSE THIS FUND IF...
------------------------------------------------------------------------------------------------------------------------------------

                              [Horizontal bar     Invests primarily in common stocks      You want your investments to grow
Capital Appreciation Fund     graph indicating    of companies in expanding markets       and are willing to accept a higher
                              risk/reward of      with strong growth potential            level of risk for higher return potential
                              Fund]
------------------------------------------------------------------------------------------------------------------------------------

                              [Horizontal bar     Invests in a portfolio that tracks      You seek a conservative way to partici-
Equity Index Fund             graph indicating    the makeup and returns of the           pate in the growth potential of stocks+
                              risk/reward of      S&P 500*
                              Fund]
------------------------------------------------------------------------------------------------------------------------------------

                              [Horizontal bar     Offers broad diversification into       You prefer the higher return potential
International Equity Fund     graph indicating    international stock markets with        of international equities or want to
                              risk/reward of      an emphasis on risk control             add diversification to your domestic
                              Fund]                                                       investments++
------------------------------------------------------------------------------------------------------------------------------------

GROWTH & INCOME FUNDS
------------------------------------------------------------------------------------------------------------------------------------

FUND                          RISK/REWARD         HOW IT INVESTS                          CHOOSE THIS FUND IF...
------------------------------------------------------------------------------------------------------------------------------------

Convertible Fund              [Horizontal bar     Invests in convertible securities for   You want income from securities that
As of 6/2/97, this Fund       graph indicating    a special blend of long-term growth     may offer growth potential if converted
was closed to new investors.  risk/reward of      potential and dividend income           into common stock
                              Fund]
------------------------------------------------------------------------------------------------------------------------------------

                              [Horizontal bar     Balances current income with growth     You seek a combination of income and
Total Return Fund             graph indicating    opportunities by investing in stocks,   growth potential and want to manage
                              risk/reward of      bonds, and money market instruments     risk through diversification
                              Fund]
------------------------------------------------------------------------------------------------------------------------------------

                              [Horizontal bar     Seeks undervalued stocks with           You seek to maximize total return from
Value Fund                    graph indicating    attractive dividends and a stimulus     securities which may have more poten-
                              risk/reward of      for positive change                     tial than the market currently sees
                              Fund]
------------------------------------------------------------------------------------------------------------------------------------



* The S&P 500 is an unmanaged index and is considered to be generally representative of the U.S. stock market. The MainStay Funds are neither sponsored by nor affiliated with Standard & Poor's.

+ The original investment is guaranteed provided it is held for 10 years with all dividend and capital gain distributions reinvested. If shares are redeemed prior to or after the one-day guarantee date, the investor loses the benefit of the guarantee with respect to those shares.

++ Investments in foreign securities may be subject to greater risks than domestic investments. These risks include currency fluctuations, changes in U.S. or foreign tax or currency laws, and changes in monetary policies and economic and political conditions in foreign countries.

(S) While individual securities owned by the Government Fund may be guaranteed by the U.S. government and its agencies, the share price of the Fund is not guaranteed and will fluctuate with market conditions.

||   Certain of the Fund's investments may be speculative.

# Investments in the Money Market Fund are neither insured nor guaranteed by the U.S. government and there is no assurance that the Fund will be able to maintain a stable net asset value of $1.00 per share; investment returns will vary with market conditions.

** A small portion of the Fund's income may be subject to state and local taxes and the Alternative Minimum Tax. Capital gains, if any, may also be taxed.

INCOME FUNDS
------------------------------------------------------------------------------------------------------------------------------------

FUND                          RISK/REWARD         HOW IT INVESTS                          CHOOSE THIS FUND IF...
------------------------------------------------------------------------------------------------------------------------------------

                              [Horizontal bar     Seeks a high level of current income    You are seeking to combine high
Government Fund               graph indicating    consistent with safety of principal     current income and safety of principal
                              risk/reward of      primarily from U.S. government
                              Fund]               securities(S)
------------------------------------------------------------------------------------------------------------------------------------

HIGH YIELD                    [Horizontal bar     An aggressive high-yield bond           You want to maximize current income
CORPORATE BOND FUND           graph indicating    fund that is actively managed for       and can accept the higher risk of
                              risk/reward of      maximum current income||                securities with high yield potential
                              Fund]
------------------------------------------------------------------------------------------------------------------------------------

                              [Horizontal bar     Seeks high current yields and           You prefer the higher return potential
International Bond Fund       graph indicating    competitive total return from non-      of international bonds or want to
                              risk/reward of      U.S. bonds with an emphasis on          add diversification to your domestic
                              Fund]               risk control                            investments++
------------------------------------------------------------------------------------------------------------------------------------

                              [Horizontal bar     Seeks to provide current income,        You are averse to risk or want to earn
Money Market Fund             graph indicating    stability of principal, and liquidity,  competitive yields on cash you're plan-
                              risk/reward of      with free checkwriting#                 ning to spend or invest in the near future
                              Fund]
------------------------------------------------------------------------------------------------------------------------------------

                              [Horizontal bar     Seeks current income and competi-       You seek to combine the return potential
Strategic Income Fund         graph indicating    tive overall return by investing in     of high-grade, high-yield,||  and inter-
                              risk/reward of      a diversified portfolio of domestic     national bonds and want to manage risk
                              Fund]               and foreign debt securities++           through multimarket diversification
------------------------------------------------------------------------------------------------------------------------------------

TAX-FREE INCOME FUNDS
------------------------------------------------------------------------------------------------------------------------------------

FUND                          RISK/REWARD         HOW IT INVESTS                          CHOOSE THIS FUND IF...
------------------------------------------------------------------------------------------------------------------------------------

                              [Horizontal bar     Seeks high current income exempt        You are a California resident and want to
California Tax Free Fund      graph indicating    from both federal and California        keep more of what you earn by invest-
                              risk/reward of      income taxes consistent with            ing for income that's double tax free**
                              Fund]               preservation of capital**
------------------------------------------------------------------------------------------------------------------------------------

                              [Horizontal bar     Seeks high current income exempt        You are a New York State or City resident
New York Tax Free Fund        graph indicating    from federal, New York State, and       and want to keep more of what you earn
                              risk/reward of      New York City income taxes consis-      with income that's double or triple tax
                              Fund]               tent with preservation of capital**     free**
------------------------------------------------------------------------------------------------------------------------------------

                              [Horizontal bar     Seeks high current income exempt        You are in a high federal income tax
Tax Free Bond Fund            graph indicating    from regular federal income tax con-    bracket or want to pay less of your
                              risk/reward of      sistent with preservation of capital**  investment income to the IRS
                              Fund]
------------------------------------------------------------------------------------------------------------------------------------


A word about risk and reward

The "thermometers" in the tables above show how much risk the investor must assume and the related return potential. Generally speaking, investments with higher return potential also carry higher risks. So, the longer the indicator bar, the higher the risk and reward potential of the Fund.

The prospectus contains information on advisory fees, other expenses, and share classes. Please read it carefully before you invest or send any money. Shares must be offered in the investor's state of residence.

--------------------------------------------------------------------------------
                                    MAINSTAY
                                       High Yield Corporate Bond Fund
--------------------------------------------------------------------------------

                                     [GRAPHIC]

                                     Semiannual Report

                                     June 30, 1997

                                     Unaudited



                              [LOGO] MAINSTAY(R)
                                     FUNDS




                               OFFICERS & TRUSTEES

                 Alice T. Kane      Chairperson and Trustee
                 Walter W. Ubl      President, Chief Executive
                                    Officer, and Trustee
               Edward J. Hogan      Trustee
                 Harry G. Hohn      Trustee
      Nancy Maginnes Kissinger      Trustee
              Terry L. Lierman      Trustee
           Donald E. Nickelson      Trustee
                Donald K. Ross      Trustee
           Richard S. Trutanic      Trustee
            Jefferson C. Boyce      Senior Vice President
              Anthony W. Polis      Chief Financial Officer
            Richard W. Zuccaro      Tax Vice President
           A. Thomas Smith III      Secretary

                              Dechert Price & Rhoads
                                  Legal Counsel








[LOGO] MAINSTAY(R) FUNDS


NYLIFE Distributors Inc.
Morris Corporate Center, Building A
300 Interpace Parkway
Parsippany, New Jersey 07054
Administrator & Distributor of The MainStay Funds

http://www.mainstayfunds.com


NYLIFE Distributors Inc., member NASD, is an indirect wholly owned subsidiary of New York Life Insurance Company.

[LOGO] NEW YORK LIFE

This report is provided for the information of shareholders of the MainStay High Yield Corporate Bond Fund. It may be given to others only when preceded or accompanied by an effective MainStay Funds prospectus. This report does not offer to sell any securities or solicit orders to buy them.

(C)1997. All rights reserved.                                       MSSA09-08/97
[GRAPHIC]

Table of Contents

Chairperson's Letter                                                           2

MainStay International Bond Fund Highlights                                    4

$10,000 Invested in the MainStay
International Bond Fund versus Salomon Brothers
Non-U.S. Dollar World Government Bond
Index--Class A & Class B Shares                                                5

Portfolio Management Discussion and Analysis                                   6

Year-by-Year & Six-Month Performance                                           7

Diversification by Country--Top 5                                              8

Quality Breakdown                                                              9

Returns & Lipper Rankings                                                     10

Top 10 Holdings                                                               11

10 Largest Purchases                                                          11

10 Largest Sales                                                              11

Portfolio of Investments                                                      12

Unaudited Financial Statements                                                16

Notes to Financial Statements                                                 20

The MainStay Funds                                                            28

--------------------------------------------------------------------------------
[GRAPHIC]

Chairperson's Letter

After a remarkable six-year period of expansion, the U.S. economy continued to grow throughout the first half of 1997. For most investors, the overall impact was positive, but there were some rough seas along the way.

As the stock market made gains early in the year, concerns about the possibility of impending inflation brought increased price volatility. In late March, the Federal Reserve Board moved to raise interest rates in an effort to slow economic growth. Although this preemptive strike helped keep inflation in check, the initial reaction from both the stock and bond markets was negative. As a result, bond prices faltered and stocks tumbled more than 9% from their peak before both markets began to stabilize.

As employment figures, earnings estimates, and other indicators began to suggest that economic growth was slowing in the second quarter, the stock market not only recovered lost ground, but soared to record highs. With higher valuations, however, the market became increasingly volatile, reacting severely to any news that could signal a shift in buying patterns or interest rates.


Positive performance, emerging concerns

Despite the volatility, domestic stock and bond markets closed the first half of 1997 with positive returns. While Malaysia and Singapore had negative results, most international markets performed well. Japan began to climb out of its recession, and Hong Kong advanced as the market realized the investment potential of Chinese unification.

In Europe, low interest rates and ongoing restructuring helped corporations improve sales and earnings. Economic reforms drew countries closer to European Monetary Union, and political victories in France and England focused attention on the need to reduce unemployment and keep inflation under control. In Australia and New Zealand, bond markets rallied as the central banks engineered lower interest rates.

Given these results, many investors are once again celebrating their good fortune. The underlying volatility, however, should serve to remind us that the level of growth we've enjoyed for more than six years is not typical market behavior.

Certainly no one can predict what will happen next, so it's important to keep recent performance in perspective. We believe that having realistic expectations, as well as a long-range plan and diversified investments can help you work toward achieving your goals, wherever the markets may move.


Solid team approach

At MainStay(R), we believe our risk-averse approach can help provide reassurance to many investors, particularly in uncertain times. Each MainStay Fund is managed by a team of experienced professionals who employ disci-

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

plined investment strategies to seek competitive returns with careful attention to downside risk. Our team approach offers investors a combination of experience, insight, and market perspective that few individuals could provide on their own. It also helps provide important checks and balances in security selection, market evaluation, and overall accountability.

Our Fund managers believe that strong companies tend to get stronger in up markets and perform better than average when the markets go down. Using selection criteria appropriate to the individual Funds they manage, they may look for specific catalysts that are likely to stimulate growth, enhance value, or increase yield without taking on unnecessary risk.


Looking forward

As we move into the second half of 1997, we expect that an intensified focus on inflation, interest rates, and corporate earnings will account for much of the momentum driving the market. Regardless of how events unfold, you can be confident that we will hold true to our disciplined management approach.

At MainStay, we believe that having a close relationship with your Registered Representative is one of the best ways to keep your long-term focus in any market environment. Therefore, we urge you to speak with your Registered Representative regularly--whether the market happens to be up or down--so he or she can understand your needs and help keep you on a steady course.

While we've seen positive results for the first half of the year, we remain somewhat cautious. Whatever the future brings, we'll continue to provide the information, service, and support you can consider when making decisions--and the prudent management you depend on to pursue your long-range goals.

Sincerely,


/s/ Alice T. Kane

Alice T. Kane
July 1997

--------------------------------------------------------------------------------

MainStay International Bond Fund Highlights

                                MARKET HIGHLIGHTS
                         FOR THE 6 MONTHS ENDED 6/30/97
--------------------------------------------------------------------------------
o With the exception of Japan, most international bond markets outperformed the United States in local currency terms.

o A strengthening dollar translated into negative returns for U.S. investors in several European markets, while Japan and the U.K. provided positive returns after currency translations.

o Emerging market debt performed well during the reporting period, as did dollar-bloc bonds in Australia and New Zealand.

o The bond market rewarded the U.K. for establishing an independent central bank with a bond rally, even as rates increased.
--------------------------------------------------------------------------------


                             FUND HIGHLIGHTS FOR THE
                      6- AND 12-MONTH PERIODS ENDED 6/30/97
--------------------------------------------------------------------------------
o One-year total returns of 8.67% and 8.06% for Class A shares and Class B shares, respectively, excluding all sales charges, as of 6/30/97.

o Adding emerging market debt, dollar-bloc, and U.K. debt and increasing the duration of the Fund's investment portfolio were major contributors to the Fund's results.

o While selected currency hedging helped the Fund, exposure to core European currencies negatively impacted the Fund's performance.

o Both share classes outperformed the average Lipper* international income fund for the six months ended 6/30/97.
--------------------------------------------------------------------------------


----------
* See footnote + and table on page 10 for more information on Lipper Analytical Services, Inc.

$10,000 Invested in the MainStay International
Bond Fund versus Salomon Brothers Non-U.S.
Dollar World Government Bond Index


CLASS A SHARES
 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE CHART IN THE PRINTED MATERIAL]

                                                            Salomon Brothers
                                    MainStay                Non-U.S. Dollar
                                  International             World Government
Period-end                          Bond Fund                  Bond Index*
--------------------------------------------------------------------------------
9/13/94                            $ 9,550.00                  $10,000.00
12/94                              $ 9,569.01                  $10,256.00
12/95                              $11,356.50                  $12,261.00
12/96                              $12,934.60                  $12,761.00
6/97                               $12,955.00                  $12,364.00


CLASS B SHARES
 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE CHART IN THE PRINTED MATERIAL]

                                                            Salomon Brothers
                                    MainStay                Non-U.S. Dollar
                                  International             World Government
Period-end                          Bond Fund                  Bond Index*
--------------------------------------------------------------------------------
9/13/94                            $10,000.00                  $10,000.00
12/94                              $10,020.00                  $10,256.00
12/95                              $11,819.40                  $12,261.00
12/96                              $13,371.40                  $12,761.00
6/97                               $12,952.00                  $12,364.00

----------
     The Class A graph assumes an initial investment of $10,000 made on 9/13/94 reflecting the effect of the 4.5% maximum up-front sales charge, thereby reducing the amount of the investment to $9,550 and includes the historical performance of the Class B shares for periods from inception (9/13/94) through 12/31/94. The Class B graph assumes an initial investment of $10,000 made on 9/13/94. Returns reflect the Contingent Deferred Sales Charge (CDSC) of 3.0%, as it would apply for the period shown. (The $10,000 invested in the Salomon Brothers Non-U.S. Dollar World Government Bond Index begins on 8/31/94.) All results include reinvestment of distributions at net asset value and the change in share price for the stated period. Past performance is no guarantee of future results.

* The Salomon Brothers Non-U.S. Dollar World Government Bond Index is an unmanaged index generally considered to be representative of the world bond market.

[GRAPHIC]

Portfolio Management Discussion and Analysis

During the first six months of 1997, most international bond markets outperformed the United States in local currency terms. Unfortunately, a
                                  --------------------
strengthening dollar turned positive results into negative ones for U.S. investors in most international markets.

Japan and the U.K. were notable exceptions. Japanese bonds underperformed U.S. bonds in local terms, but a strengthening yen led to outperformance in U.S. dollar terms. In the United Kingdom, the new labor government gave the Bank of England independent central bank status. Although the bank moved to raise rates, the bond markets rallied on confidence that inflation could finally be controlled without forcing a recession.

Emerging markets had outstanding performance in the first half of the year, with
----------------
emerging-market dollar bonds returning over 10%. Dollar-bloc countries such as
                                                 -----------
Australia and New Zealand also had strong markets as their economies slowed and interest rates fell. Core European markets generally did well in local terms, although France is still adjusting to new socialist leadership. Achieving European Monetary Union remains a major theme, although the long-term impact has
-----------------------
yet to be seen.

On the currency front, the strengthening U.S. dollar relative to core European currencies represented a key risk factor. At the same time, the Japanese yen offered opportunities as it strengthened relative to the dollar. As of June 30, Canadian dollars were extremely inexpensive and may offer attractive opportunities going forward.


Given this context, how did the MainStay International Bond Fund do over the first half of 1997?

The MainStay International Bond Fund returned 0.16% and -0.14% for Class A shares and Class B shares, respectively, excluding all sales charges, for the six months ended 6/30/97. While these numbers may seem low, the Fund outperformed its benchmark, the Salomon Brothers Non-U.S. Dollar World Government Bond Index,* which returned -3.12% for the first half of the year. It also outperformed the average Lipper+ international income fund, which returned -1.19% over the same period.


What did you do seeking to achieve these results?

We took a number of significant steps during the first half of 1997. The first, and perhaps most important, was to increase the Fund's exposure to emerging markets from zero to about fifteen percent of its investment portfolio. We invested in Brazil, Venezuela, Mexico, Argentina, Russia, and just recently, in South Africa. The results were very positive.


Why did these markets do so well?

Mexico and Argentina have come out of recession and are now quite strong. In fact, we believe Argentina could possibly see its debt move to investment grade. Venezuela is benefiting from an oil boom, and South Africa may lower interest rates in the near future, which we believe could have a positive impact on the Fund in the second half of the year.


[GRAPHIC]

Local currency
terms
--------------
Returns expressed in local currency terms show what an investor using that currency would have earned, without any adjustment for differences in currency values. Returns expressed in U.S. dollar terms reflect any differences in the relative value of the local currency and the U.S. dollar.


Emerging markets
----------------
Countries with smaller or more recently established capital markets.

Dollar bloc
-----------
Major markets, including Canada, Australia, New Zealand, Hong Kong, and others, whose currencies are tied to the U.S. dollar and tend to move in the same general direction as the U.S. dollar relative to other currencies.

----------
* See footnote on page 5 for more information on the Salomon Brothers Non-U.S. Dollar World Government Bond Index.

+ See footnote and table on page 10 for more information on Lipper Analytical Services, Inc.

YEAR-BY-YEAR & SIX-MONTH PERFORMANCE
  [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL]

Period-end                Total Return %
----------------------------------------
12/94                      0.20  Class B
12/95                     18.68  Class A
12/95                     17.96  Class B
12/96                     13.90  Class A
12/96                     13.13  Class B
6/97                       0.16  Class A
6/97                      -0.14  Class B

----------
See footnote * on page 10 for more information on performance.


What other steps did you take?

We bought dollar-bloc bonds in Australia and New Zealand, starting from zero in New Zealand. These were two of the top performing international markets, up about 6% and 5%, respectively, in local terms during the first half of the year. We also strengthened the Fund's holdings in the U.K., which rallied about 6% in local terms, even though interest rates went up. While their U.S. dollar return was lower, it was still ahead of U.S. bonds and highly positive for the Fund. In addition, our purchases lengthened the duration of the Fund, which also had a
                                       --------
positive impact on performance.


What securities did you sell during the first half of the year?

We reduced the Fund's holdings in Canadian bonds. The market had rallied, the economy had been in recession, but gross domestic product is now in the 3% to 4% range. With interest rates at low levels, we thought it would be prudent to sell and invest elsewhere, which benefited investors.

We also reduced the Fund's holdings in European bonds in Austria, France, Italy, and Spain. Austria's yield spreads to German bonds flattened to the point that
                     -------------
we felt the Fund would be better off in more liquid German securities. France, which was going through political upheaval with a conservative president and a socialist parliament, offered no value in our opinion. In Italy and Spain, spreads had also narrowed relative to German bonds, so we felt we could achieve better returns by investing elsewhere, and we did.


What happened on the currency front?

There were really two sides to the currency story in the first half of the year. First, there was the rising U.S. dollar, which took away some of the Fund's profits in European markets where we were insufficiently hedged. For example,
                                                         ------
Germany was up about 3% in local terms, but down 8% in unhedged U.S. dollar terms. Although we carried partial hedges on many of the Fund's positions, we would have done better hedging more of the Fund's European


[GRAPHIC]

European Monetary
Union
-----------------
A proposed system that would allow participating European countries to operate with a common currency or monetary unit.


Duration
--------
Equals the weighted average time until bond investors recover their investment. It is a measurement of interest-rate risk.


Yield spread
------------
The difference in yield between securities in different markets, such as Germany and Spain; different market sectors, such as Treasuries and corporate bonds; or between different securities in a single sector, such as corporate bonds with different credit ratings.

DIVERSIFICATION BY COUNTRY--TOP 5 AS OF 6/30/97
  [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL]

Country                    Percentage
-------------------------------------
United States                 15.7%
Germany                       15.0%
United Kingdom                11.4%
Italy                          8.3%
Canada                         5.9%
All Other                     43.7%

----------
Actual percentages will vary over time.


currency exposure throughout the first half of the year.

The other side of the currency story was finding opportunities. While we have carefully avoided Japanese bonds, we spotted an opportunity to increase the Fund's exposure to Japanese yen-denominated money market instruments. This was a tactical way to participate in the yen's increasing strength relative to the dollar. We've since closed out those positions and as of the end of the second quarter, the Fund has no yen exposure. But the net effect was positive.

Although we sold Canadian bonds, we bought Canadian dollars, increasing the Fund's exposure throughout the second quarter. We believe the currency represents attractive value and that rising Canadian interest rates should support the currency going forward. So this decision should be positive for the Fund in the second half of the year.


It sounds like you're being more aggressive in seeking currency opportunities.

That's right. We've been seeking ways to improve the Fund's currency management and make the most of market opportunities. The yen and Canadian dollar moves are just two examples of how stronger currency management has added value to the Fund.


What other risks did investors face during the reporting period?

As you know, investments in foreign securities may be subject to greater risks than domestic investments. These risks include currency fluctuations, changes in U.S. or foreign tax or currency laws, and changes in monetary policies and economic and political conditions in foreign countries.

To help manage these risks, we seek broad geographic diversification to limit
                                                     ---------------
the Fund's exposure to any single market. Since emerging markets may carry additional risk, we primarily purchased dollar bonds or deutsche mark bonds in several of


[GRAPHIC]

Hedging/Currency
management
----------------
An investment strategy that seeks to reduce the effects of currency fluctuations on investor returns. There can be no assurance that currency hedging will be beneficial to investors.


International
diversification
---------------
Purchasing securities in several international markets, which may react differently to economic, monetary, and market trends. Diversification may help reduce investment risk.

these countries. Anticipating potential difficulties after the Mexican elections, we pared back the Fund's exposure by selling Brady bonds. Unfortunately, these bonds have done well, so our prudence had a slightly negative impact. With rates rising in the U.K., we're becoming less bullish and may cut back there if this trend continues. We don't believe we can effectively manage the Fund without carefully managing risk.


What's your outlook going forward?

In South Africa, we expect the central bank to lower rates by 200 basis points
                                                                  ------------
by year end. While that will have a tremendous effect on the local market, the Fund's South African holdings represent only about 2% of the Fund and some of that is in dollar bonds. So the impact on the Fund may be modest. We're looking forward to European Monetary Union, but can't predict how the bond markets will react, if and when it occurs.

Otherwise, we have a positive view of the bond markets, as long as there's moderate growth and low inflation. Whatever the future may bring, we'll seek to provide competitive overall return commensurate with an acceptable level of risk by investing in a wide variety of non-U.S. debt securities, primarily those issued by foreign governments.


Joseph Portera
Portfolio Manager


QUALITY BREAKDOWN AS OF 6/30/97
  [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL]

                                     Percentage
-----------------------------------------------
AAA                                    39.7%
AA                                     11.2%
A                                      17.1%
BBB                                     2.6%
BB                                      8.2%
B                                       9.3%
Government Agencies                     2.8%
Cash, Equivalents &
Other Assets, less Liabilities          9.1%

----------
Actual percentages will vary over time. Bond quality ratings provided by Standard & Poor's.
See the prospectus for details.


[GRAPHIC]

Basis point
-----------
One hundredth of one percent in the yield of an investment, i.e., 100 basis points equals 1%.

Investments in foreign securities may be subject to greater risks than domestic investments. These risks include currency fluctuations, changes in U.S. or foreign tax or currency laws, and changes in monetary policies and economic and political conditions in foreign countries.

[GRAPHIC]

Returns & Lipper Rankings as of 6/30/97

Fund average annual total returns*
--------------------------------------------------------------------------------
                       1 year                     Life of Fund through 6/30/97
Class A                8.67%                                 11.51%
Class B                8.06%                                 10.88%
--------------------------------------------------------------------------------

Fund SEC returns*
--------------------------------------------------------------------------------
                       1 year                     Life of Fund through 6/30/97
Class A                3.78%                                  9.69%
Class B                3.06%                                  9.98%
--------------------------------------------------------------------------------

Fund Lipper+ rankings & Lipper category returns as of 6/30/97

                       1 year                     Life of Fund through 6/30/97
Class A                15 out of                               n/a
                       43 funds
Class B                16 out of                             7 out of
                       43 funds                             25 funds
Average Lipper
international
income fund            6.39%                                  9.04%
--------------------------------------------------------------------------------

Fund per share net asset values & distributions for the six months ended 6/30/97
--------------------------------------------------------------------------------
                      NAV 6/30/97          Income            Capital Gains
Class A                $10.65             $0.3120               $0.0000
Class B                $10.69             $0.2700               $0.0000

----------
* Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that upon redemption, shares may be worth more or less than their original cost. Total returns shown are based on NAV and assume no deduction for CDSC or applicable sales charges. In compliance with SEC guidelines, SEC returns include the maximum sales charge and show the percentage change for each of the required periods. All returns assume capital gain and dividend distributions are reinvested. Performance figures reflect the assumption of certain Fund expenses by the Fund's administrator and adviser. Had these expenses not been assumed, total return figures would have been lower. This expense limitation may be terminated or revised at any time.

     Class A shares, first offered to the public on 1/3/95, are sold with a maximum initial sales charge of 4.5% and an annual 12b-1 fee of .25%. Performance figures for this class include the historical performance of the Class B shares for periods from inception (9/13/94) up to 12/31/94. Performance data for the two classes after this date vary based on differences in their expense structures. Class B shares of the Fund are sold with no initial sales charge, but are subject to a maximum CDSC of up to 5% if shares are redeemed during the first 6 years of purchase and an annual 12b-1 fee of up to 1%.

+ Lipper Analytical Services, Inc. is an independent monitor of mutual fund performance. Its rankings are based on total returns with capital gains and dividends reinvested. Results do not reflect any deduction of sales charges. Lipper averages listed above are not class specific. Life of Fund return is from the period of the Class B shares' initial offering through 6/30/97. The Fund's Class A shares were first offered to the public on 1/3/95; Class B shares on 9/13/94.

Top 10 Holdings as of 6/30/97

 HOLDING                                                  COUNTRY               AMOUNT
----------------------------------------------------------------------------------------
 Bonos del Tesoro, 8.75%, due 5/9/02                      United States       $1,095,876
 Republic of Brazil, 6.00%, due 9/15/13                   United States          960,937
 Nykredit, Series ANN, 6.00%, due 10/1/26                 Denmark                874,010
 United Kingdom Treasury Bond, 10.00%, due 2/26/01        United Kingdom         863,335
 International Bank of Reconstruction & Development,
     7.125%, due 4/12/05                                  Germany                823,255
 New Zealand Government, 6.50%, due 2/15/00               New Zealand            778,853
 Bayerische Landesbank, 7.875%, due 12/7/06               United Kingdom         775,430
 Ministry Finance Russia, 9.00%, due 3/25/04              Germany                772,760
 United Mexican States, Series B, 6.25%, due 12/31/19     United States          771,875
 Buoni Poliennali del Tesoro, 12.00%, due 5/1/02          Italy                  668,782
----------------------------------------------------------------------------------------
10 Largest Purchases for the six months ended 6/30/97
                                                                               AMOUNT
 SECURITY                                                 COUNTRY            OF PURCHASE
----------------------------------------------------------------------------------------
 Australian Government, due 4/15/00--2/15/06              Australia           $3,541,522
 Republic of Argentina, due 11/1/99--3/31/23              United States        3,281,029
 Buoni Poliennali del Tesoro, due 8/1/97--11/1/26         Italy                2,586,826
 United Kingdom Treasury Bonds, due 2/26/01--12/7/15      United Kingdom       2,246,558
 Republic of Brazil, due 11/5/01--4/15/24                 United States        1,726,569
 Ministry Finance Russia, due 11/27/01--3/25/04           Germany              1,518,293
 Republic of Venezuela, due 12/18/07--3/31/20             United States        1,426,875
 United Mexican States, Series B, due 3/31/08--12/31/19   United States        1,200,313
 Bonos del Tesoro, due 5/9/02                             United States        1,095,876
 New Zealand Government, due 2/15/00--3/15/02             New Zealand            938,448
----------------------------------------------------------------------------------------
10 Largest Sales for the six months ended 6/30/97
----------------------------------------------------------------------------------------
                                                                                AMOUNT
 SECURITY                                                 COUNTRY               OF SALE
----------------------------------------------------------------------------------------
 Buoni Poliennali del Tesoro, due 8/1/97--11/1/26         Italy               $3,882,791
 Australian Government, due 4/15/00--2/15/06              Australia            3,880,326
 Republic of Argentina, due 11/1/99--3/31/23              United States        2,970,153
 United Kingdom Treasury Bonds, due 2/26/01--12/7/15      United Kingdom       2,767,820
 Kingdom of Denmark, due 11/15/98--11/10/24               Denmark              1,762,521
 Republic of Austria, due 3/22/99--1/24/05                Austria              1,422,767
 Canadian Government, due 9/1/00--12/1/06                 Canada               1,243,316
 Swedish Government, due 5/5/03--4/20/09                  Sweden                 928,250
 France Obligations Assimilables du Tresor,
     due 11/12/98--4/25/05                                France                 798,790
 Republic of Brazil, due 11/5/01--4/15/24                 United States          790,404
----------------------------------------------------------------------------------------

[GRAPHIC]

----------
This breakdown is provided for informational purposes only. The Fund's holdings may change daily. All purchases and sales are aggregated by issuer. A shareholder owns shares of the Fund but does not own a direct interest in any of the specific securities listed. Short-term securities are excluded. See Portfolio of Investments for specific type of security held.

MainStay International Bond Fund

                                                    Principal
                                                      Amount           Value
                                                 ===============================
LONG-TERM BONDS (90.9%)+
BRADY BONDS (7.8%)


UNITED STATES (7.8%)
Republic of Brazil
  6.00%, due 9/15/13 ..............              $      1,250,000     $  960,937
Republic of Venezuela
  Series W-A
  6.75%, due 3/31/20
  (call date 10/18/97) (a) ........                       750,000        590,156
  Series W-A
  6.813%, due 3/31/20
  (call date 10/23/97) (a)(d) .....                       250,000        220,938
United Mexican States
  Series B
  6.25%, due 12/31/19
  (call date 8/14/97) (b) .........                     1,000,000        771,875
                                                                      ----------
Total Brady Bonds
  (Cost $2,480,156) ...............                                    2,543,906
                                                                      ----------


CORPORATE BONDS (19.2%)


DENMARK (2.7%)
Nykredit
  Series ANN
  6.00%, due 10/1/26 ..............             DK      6,379,000        874,010
                                                                      ----------


GERMANY (8.3%)
Bayerische VBK New York
  4.50%, due 6/24/02 ..............             DM      1,150,000        653,453
Depfa Bank
  Series 436
  5.75%, due 3/4/09 ...............                       500,000        281,637
International Bank of
  Reconstruction &
  Development
  7.125%, due 4/12/05 (c) .........                     1,300,000        823,255
Ministry Finance Russia
  9.00%, due 3/25/04 ..............                     1,315,000        772,760
Venezuela Synthetic Sovereign
  Investments Ltd.
  10.125%, due 12/29/03
  (call date 12/28/01) ............                       260,000        154,797
                                                                      ----------
                                                                       2,685,902
                                                                      ----------

----------
+  Percentages indicated are based on Fund net assets.

                                                    Principal
                                                      Amount           Value
                                                 ===============================
SWEDEN (3.1%)
Banque Nationale de Paris
  Medium-Term Notes Series E
  11.00%, due 11/4/99 .............             SK      3,050,000     $  437,833
Stadshypotek AB
  Series 1553
  10.00%, due 12/20/00 ............                     4,000,000        584,404
                                                                      ----------
                                                                       1,022,237
                                                                      ----------


UNITED KINGDOM (5.1%)
Abbey National Treasury
  8.00%, due 4/2/03  ..............             (Pound)   191,000        324,622
Bayerische Landesbank
  7.875%, due 12/7/06 .............                       452,000        775,430
European Investment Bank
  8.75%, due 8/25/17 ..............                       300,000        565,524
                                                                      ----------
                                                                       1,665,576
                                                                      ----------
Total Corporate Bonds
  (Cost $6,450,620) ...............                                    6,247,725
                                                                      ----------


GOVERNMENTS & FEDERAL AGENCIES (60.9%)


ARGENTINA (1.0%)
Argentina Bocon Previs
  Series Pre-1
  3.242%, due 4/1/01
  (call date 8/1/97) (d) ..........             AP        337,616        318,610
                                                                      ----------


AUSTRALIA (5.8%)
Australian Government
  Series 904
  9.00%, due 9/15/04 ..............             A$        741,000        622,030
  Series 1002
  10.00%, due 10/15/02 ............                       506,000        437,611
Fannie Mae
  Medium-Term Notes Series E
  6.50%, due 7/10/02 ..............                       670,000        494,392
Queensland Treasury Corp. .........
  8.00%, due 5/14/03 ..............                       295,000        234,584
  8.00%, due 9/14/07 ..............                       125,000         98,938
                                                                      ----------
                                                                       1,887,555
                                                                      ----------


CANADA (5.9%)
Alberta Government
  Series UB
  9.60%, due 7/7/98 ...............             C$        650,000        495,779
Canadian Government
  Series A76
  9.00%, due 6/1/25 ...............                        25,000         22,810

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Portfolio of Investments June 30, 1997 (unaudited)

                                                    Principal
                                                      Amount           Value
                                                 ===============================
GOVERNMENTS & FEDERAL AGENCIES (Continued)


CANADA (Continued)
Canadian Government (Continued)
  Series H74
  10.00%, due 6/1/08 ..............             C$        160,000     $  147,904
  Series A33
  11.50%, due 9/1/00 ..............                       230,000        196,170
Province of Ontario
  7.25%, due 9/27/05 ..............                       835,000        634,966
  9.75%, due 10/29/01 .............                       133,000        110,546
Province of Quebec
  7.75%, due 3/30/06 ..............                       375,000        293,029
                                                                      ----------
                                                                       1,901,204
                                                                      ----------


DENMARK (2.8%)
Kingdom of Denmark
  7.00%, due 12/15/04 .............             DK      3,375,000        545,387
  8.00%, due 11/15/01 .............                     2,220,000        375,919
                                                                      ----------
                                                                         921,306
                                                                      ----------


EUROPEAN MONETARY UNION (1.7%)
France Obligations Assimilables
  du Tresor
  7.50%, due 4/25/05 ..............            ECU        430,000        538,736
                                                                      ----------


FRANCE (5.7%)
France Obligations Assimilables
  du Tresor
  7.50%, due 4/25/05 ..............             FF      1,070,000        207,606
  8.25%, due 2/27/04 ..............                     2,262,000        453,408
  8.50%, due 3/28/00 ..............                     2,790,000        531,110
  8.50%, due 11/25/02 .............                     2,900,000        581,737
  8.50%, due 12/26/12 .............                       420,000         89,681
                                                                      ----------
                                                                       1,863,542
                                                                      ----------


GERMANY (6.7%)
Province of Ontario
  6.25%, due 1/13/04 ..............             DM        500,000        301,572
Republic of Deutschland
  Series 94
  6.25%, due 1/4/24 (c) ...........                       420,000        234,496
Treuhandanstalt
  6.25%, due 3/4/04 ...............                       845,000        514,895
  6.50%, due 4/23/03 ..............                       995,000        615,775
  7.375%, due 12/2/02 (c) .........                       800,000        514,377
                                                                      ----------
                                                                       2,181,115
                                                                      ----------

                                                    Principal
                                                      Amount           Value
                                                 ===============================
IRELAND (2.6%)
Irish Government
  6.25%, due 4/1/99 (c) ...........             IP        155,000     $  234,770
  8.00%, due 8/18/06 ..............                       110,000        181,961
  8.25%, due 8/18/15 (c) ..........                        58,000        100,143
  8.75%, due 7/27/97 (c) ..........                        95,000        143,590
  8.75%, due 9/30/12 (c) ..........                        95,000        171,050
                                                                      ----------
                                                                         831,514
                                                                      ----------


ITALY (8.3%)
Buoni Poliennali del Tesoro
  7.25%, due 11/1/26 ..............             IL    245,000,000        142,575
  7.50%, due 10/1/99 ..............                   635,000,000        384,505
  8.50%, due 8/1/97 ...............                   245,000,000        143,514
  8.50%, due 1/1/04 ...............                   890,000,000        573,142
  9.50%, due 2/1/01 ...............                   215,000,000        139,365
  10.50%, due 7/15/00 .............                   975,000,000        640,946
  12.00%, due 5/1/02 ..............                   930,000,000        668,782
                                                                      ----------
                                                                       2,692,829
                                                                      ----------


NEW ZEALAND (2.8%)
Fannie Mae
  Medium-Term Notes Series E
  7.25%, due 6/20/02 ..............             N$        200,000        133,516
New Zealand Government
  6.50%, due 2/15/00 ..............                     1,153,000        778,853
                                                                      ----------
                                                                         912,369
                                                                      ----------


SOUTH AFRICA (1.6%)
Republic of South Africa
  Series 150
  12.00%, due 2/28/05 .............            ZAR      2,700,000        530,770
                                                                      ----------


SPAIN (3.9%)
Spanish Government
  7.35%, due 3/31/07 ..............             SP     16,400,000        119,476
  7.90%, due 2/28/02 ..............                    29,300,000        218,215
  8.30%, due 12/15/98 .............                     4,000,000         28,380
  10.50%, due 10/30/03 ............                    66,300,000        559,275
  11.30%, due 1/15/02 .............                    41,490,000        346,210
                                                                      ----------
                                                                       1,271,556
                                                                      ----------


SWEDEN (2.0%)
Swedish Government
  Series 1035
  6.00%, due 2/9/05 ...............             SK        800,000        101,344
  Series 1034
  9.00%, due 4/20/09 ..............                     2,700,000        412,172

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay International Bond Fund

                                                    Principal
                                                      Amount           Value
                                                 ===============================
GOVERNMENTS & FEDERAL AGENCIES (Continued)


SWEDEN (Continued)
Swedish Government (Continued)
  Series 1030
  13.00%, due 6/15/01 .............             SK        900,000     $  146,771
                                                                      ----------
                                                                         660,287
                                                                      ----------


UNITED KINGDOM (6.3%)
Fannie Mae
  Medium-Term Notes Series E
  6.875%, due 6/7/02 ..............             (Pound)   180,000        295,762
United Kingdom Treasury Bonds
  8.00%, due 12/7/15 ..............                       190,000        344,380
  9.50%, due 4/18/05 (c) ..........                       285,000        541,028
  10.00%, due 2/26/01 (c) .........                       477,000        863,335
                                                                      ----------
                                                                       2,044,505
                                                                      ----------


UNITED STATES (3.8%)
Bonos del Tesoro
  8.75%, due 5/9/02 ...............             $       1,095,000      1,095,876
Petroleos Mexicanos
  6.813%, due 3/8/99 (d) ..........                       150,000        149,625
                                                                      ----------
                                                                       1,245,501
                                                                      ----------
Total Governments & Federal Agencies
  (Cost $19,994,104) ..............                                   19,801,399
                                                                      ----------


YANKEE BONDS (3.0%)


UNITED STATES (3.0%) Grupo Televisa S.A.
  11.875%, due 5/15/06 ............             $         435,000        490,462
Republic of South Africa
  8.50%, due 6/23/17 ..............                       485,000        479,229
                                                                      ----------
Total Yankee Bonds
  (Cost $964,104) .................                                      969,691
                                                                      ----------
Total Long-Term Bonds
  (Cost $29,888,984) ..............                                   29,562,721
                                                                      ----------


OPTIONS (0.3%)


UNITED STATES (0.3%)
U.S. Dollar Call/Deutsche Mark Put
  Strike price DM 1.695
  Expire 8/25/97 ..................             $       2,300,000         66,652

                                                      Principal
                                                        Amount         Value
                                                    ============================
UNITED STATES (Continued)
U.S. Dollar Call/Deutsche Mark Put (Continued)
  Strike price DM 1.745
  Expire 9/15/97 ...............................      $ 3,010,000    $    41,035
                                                                     -----------

Total Options
  (Cost $76,836) ...............................                         107,687
                                                                     -----------


SHORT-TERM INVESTMENT (0.8%)
COMMERCIAL PAPER (0.8%)


UNITED STATES (0.8%)
Merrill Lynch & Co. Inc.
  6.22%, due 7/1/97 ............................      $   270,000        270,000
                                                                     -----------
Total Short-Term Investment
  (Cost $270,000) ..............................                         270,000
                                                                     -----------
Total Investments
  (Cost $30,235,820) (e) .......................             92.0%    29,940,408(f)
Cash and Other Assets,
  Less Liabilities .............................              8.0      2,585,472
                                                      -----------    -----------
Net Assets .....................................            100.0%   $32,525,880
                                                      ===========    ===========

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Portfolio of Investments (unaudited) continued

----------
(a) Issued with oil-linked certificates. Each certificate represents 1,250 oil-linked payment obligations.
(b) Issued with Value Recovery Rights. For every $1.00 in face value of par bonds, the holder receives $1.00 in notional Value Recovery Rights.
(c)  Segregated as collateral for options and forward foreign currency contracts.
(d)  Floating rate. Rate shown is the rate in effect at June 30, 1997.
(e) The cost stated also represents the aggregate cost for Federal income tax purposes.
(f) At June 30, 1997 net unrealized depreciation for securities was $295,412, based on cost for Federal income tax purposes. This consisted of aggregate gross unrealized appreciation for all investments on which there was an excess of market value over cost of $436,306 and aggregate gross unrealized depreciation for all investments on which there was an excess of cost over market value of $731,718.
(g)  The following abbreviations are used in the above portfolio:
     AP  - Argentinian Peso
     A$  - Australian Dollar
     C$  - Canadian Dollar
     DK  - Danish Krone
     DM  - Deutsche Mark
     ECU - European Currency Unit
     FF  - French Franc
     IP  - Irish Punt
     IL  - Italian Lira
     N$  - New Zealand Dollar
     (Pound) - Pound Sterling
     ZAR - South African Rand
     SP  - Spanish Peseta
     SK  - Swedish Krona
     $   - U.S. Dollar


The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of June 30, 1997 (unaudited)

ASSETS:
Investment in securities, at value  (identified cost $30,235,820) ............................................   $ 29,940,408
Cash denominated in foreign currencies (identified cost $1,893,145) ..........................................      1,894,145
Cash .........................................................................................................        310,363
Receivables:
  Investment securities sold .................................................................................        861,630
  Interest ...................................................................................................        803,943
  Fund shares sold ...........................................................................................         46,304
Unrealized net appreciation on forward foreign currency contracts ............................................        303,627
Unamortized organization expense .............................................................................         21,965
                                                                                                                 ------------
   Total assets ..............................................................................................     34,182,385
                                                                                                                 ------------
LIABILITIES:
Payables:
  Investment securities purchased ............................................................................      1,375,885
  Fund shares redeemed .......................................................................................         42,164
  NYLIFE Distributors ........................................................................................         22,587
  Transfer agent .............................................................................................          8,670
  Adviser ....................................................................................................          6,663
  Custodian ..................................................................................................          3,771
  Trustees ...................................................................................................            232
Accrued expenses .............................................................................................         51,814
Dividend payable .............................................................................................        144,719
                                                                                                                 ------------
   Total liabilities .........................................................................................      1,656,505
                                                                                                                 ------------
Net assets ...................................................................................................   $ 32,525,880
                                                                                                                 ============
COMPOSITION OF NET ASSETS:
Shares of beneficial interest outstanding (par value of $.01 per share) unlimited number of shares authorized:
  Class A ....................................................................................................   $     10,902
  Class B ....................................................................................................         19,562
Additional paid-in capital ...................................................................................     31,413,587
Accumulated distribution in excess of net investment income ..................................................       (123,445)
Accumulated undistributed net realized gain on investments ...................................................        601,588
Accumulated undistributed net realized gain on foreign currency transactions .................................        618,303
Net unrealized depreciation on investments ...................................................................       (295,412)
Net unrealized appreciation on translation of assets and liabilities in foreign currencies and forward
  foreign currency contracts .................................................................................        280,795
                                                                                                                 ------------
Net assets ...................................................................................................   $ 32,525,880
                                                                                                                 ============
CLASS A
Net assets applicable to outstanding shares ..................................................................   $ 11,615,064
                                                                                                                 ============
Shares of beneficial interest outstanding ....................................................................      1,090,223
                                                                                                                 ============
Net asset value per share outstanding ........................................................................   $      10.65
Maximum sales charge (4.50% of offering price) ...............................................................           0.50
                                                                                                                 ------------
Maximum offering price per share outstanding .................................................................   $      11.15
                                                                                                                 ============
CLASS B
Net assets applicable to outstanding shares ..................................................................   $ 20,910,816
                                                                                                                 ============
Shares of beneficial interest outstanding ....................................................................      1,956,171
                                                                                                                 ============
Net asset value and offering price per share outstanding .....................................................   $      10.69
                                                                                                                 ============


The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the six months ended June 30, 1997 (unaudited)

INVESTMENT INCOME:
Income:
  Interest .........................................................................................   $ 1,056,465
                                                                                                       -----------
Expenses:
  Advisory .........................................................................................        70,380
  Distribution--Class B ............................................................................        64,387
  Transfer agent ...................................................................................        40,566
  Administration ...................................................................................        39,100
  Service ..........................................................................................        39,100
  Shareholder communication ........................................................................        23,522
  Registration .....................................................................................        18,010
  Professional .....................................................................................        17,671
  Custodian ........................................................................................        14,819
  Recordkeeping ....................................................................................         6,700
  Amortization of organization expense .............................................................         4,945
  Trustees .........................................................................................           409
  Miscellaneous ....................................................................................         4,557
                                                                                                       -----------
   Total expenses before reimbursement .............................................................       344,166
Fees waived by Administrator and Adviser ...........................................................       (46,920)
                                                                                                       -----------
   Net expenses ....................................................................................       297,246
                                                                                                       -----------
Net investment income ..............................................................................       759,219
                                                                                                       -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS:
Net realized gain from:
  Security transactions ............................................................................       581,327
  Foreign currency transactions ....................................................................       618,303
                                                                                                       -----------
Net realized gain on investments and foreign currency transactions .................................     1,199,630
                                                                                                       -----------
Net change in unrealized appreciation (depreciation) on investments:
  Security transactions ............................................................................    (2,063,187)
  Translation of assets and liabilities in foreign currencies and forward foreign currency contracts       143,563
                                                                                                       -----------
Net unrealized loss on investments and foreign currencies ..........................................    (1,919,624)
                                                                                                       -----------
Net realized and unrealized loss on investments and foreign currency transactions ..................      (719,994)
                                                                                                       -----------
Net increase in net assets resulting from operations ...............................................   $    39,225
                                                                                                       ===========


The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Changes in Net Assets

                                                                                                      Six months
                                                                                                         ended       Year ended
                                                                                                        June 30,     December 31,
                                                                                                         1997*          1996
                                                                                                     ============    ============
INCREASE IN NET ASSETS:
Operations:
  Net investment income ..........................................................................   $    759,219    $  1,378,963
  Net realized gain on investments ...............................................................        581,327         467,595
  Net realized gain on foreign currency transactions .............................................        618,303       1,128,390
  Net change in unrealized appreciation (depreciation) on investments ............................     (2,063,187)        358,520
  Net change in unrealized appreciation on translation of assets and liabilities in foreign
   currencies and forward foreign currency contracts .............................................        143,563         160,131
                                                                                                     ------------    ------------
  Net increase in net assets resulting from operations ...........................................         39,225       3,493,599
                                                                                                     ------------    ------------
Dividends and distributions to shareholders:
  From net investment income:
   Class A .......................................................................................       (333,858)       (794,237)
   Class B .......................................................................................       (512,127)       (984,527)
  From net realized gain on investments and foreign currency transactions:
   Class A .......................................................................................           --          (162,643)
   Class B .......................................................................................           --          (253,849)
                                                                                                     ------------    ------------
     Total dividends and distributions to shareholders ...........................................       (845,985)     (2,195,256)
                                                                                                     ------------    ------------
Capital share transactions:
  Net proceeds from sale of shares:
   Class A .......................................................................................      1,000,360       2,149,516
   Class B .......................................................................................      5,226,370       7,816,122
  Net asset value of shares issued to shareholders in reinvestment of dividends and distributions:
   Class A .......................................................................................         67,113         251,550
   Class B .......................................................................................        355,304       1,098,725
                                                                                                     ------------    ------------
                                                                                                        6,649,147      11,315,913
  Cost of shares redeemed:
   Class A .......................................................................................     (1,109,605)     (2,500,800)
   Class B .......................................................................................     (3,192,036)     (3,834,311)
                                                                                                     ------------    ------------
     Increase in net assets derived from capital share transactions ..............................      2,347,506       4,980,802
                                                                                                     ------------    ------------
     Net increase in net assets ..................................................................      1,540,746       6,279,145
NET ASSETS:
Beginning of period ..............................................................................     30,985,134      24,705,989
                                                                                                     ------------    ------------
End of period ....................................................................................   $ 32,525,880    $ 30,985,134
                                                                                                     ============    ============
Accumulated distribution in excess of net investment income ......................................   $   (123,445)   $    (36,679)
                                                                                                     ============    ============

----------
 * Unaudited.


The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

                                                                                                                         Class B
                                                                                                                     ===============

                                        Class A       Class B       Class A      Class B      Class A      Class B   September 13,**

                                        =======      ========      ========     ========     =========    ========       through
                                           Six months ended              Year ended               Year ended           December 31,
                                            June 30, 1997*            December 31, 1996       December 31, 1995           1994
                                        =====================      =====================     =====================     ==========
Net asset value at beginning of period   $10.95        $10.98        $10.43       $10.45         $9.90       $9.90       $10.00
                                        -------      --------      --------     --------     ---------    --------     --------
Net investment income .................    0.28          0.21          0.72         0.64          1.15        1.06         0.12
Net realized and unrealized gain (loss)
  on investments ......................   (0.56)        (0.47)         0.27         0.27          0.59        0.61        (0.08)
Net realized and unrealized gain (loss)
  on foreign currency transactions ....    0.29          0.24          0.41         0.42          0.07        0.07        (0.02)
                                        -------      --------      --------     --------     ---------    --------     --------
Total from investment operations ......    0.01         (0.02)         1.40         1.33          1.81        1.74         0.02
                                        -------      --------      --------     --------     ---------    --------     --------
Less dividends and distributions:
From net investment income ............   (0.31)        (0.27)        (0.73)       (0.65)        (0.61)      (0.56)       (0.12)
From net realized gain on investments
  and foreign currency transactions ...    --            --           (0.15)       (0.15)        (0.28)      (0.28)        --
In excess of net realized gain on
  investments and foreign currency
  transactions ........................    --            --            --           --           (0.39)      (0.35)        --
                                        -------      --------      --------     --------     ---------    --------     --------
Total dividends and distributions .....   (0.31)        (0.27)        (0.88)       (0.80)        (1.28)      (1.19)       (0.12)
                                        -------      --------      --------     --------     ---------    --------     --------
Net asset value at end of period ......  $10.65        $10.69        $10.95       $10.98        $10.43      $10.45        $9.90
                                        =======      ========      ========     ========     =========    ========     ========
Total investment return (a) ...........    0.16%        (0.14%)       13.90%       13.13%        18.68%      17.96%        0.20%
Ratios (to average net assets)/
  Supplemental Data:
   Net investment income ..............    5.27%+        4.62%+         5.4%         4.8%          5.6%        4.9%         4.8%+
   Net expenses .......................    1.49%+        2.14%+         1.5%         2.1%          1.5%        2.2%         2.8%+
   Expenses (before waiver) ...........    1.79%+        2.44%+         1.8%         2.4%          1.8%        2.5%         3.1%+
Portfolio turnover rate ...............     100%          100%           59%          59%          103%        103%           4%
Net assets at end of period (in 000's)  $11,615       $20,911       $11,965      $19,020       $11,494     $13,212      $17,155

----------

*    Unaudited.

**   Commencement of Operations.

+    Annualized.

(a)  Total  return  is  calculated   exclusive  of  sales  charges  and  is  not
     annualized.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay International Bond Fund


Note 1--Organization and Business:

The MainStay Funds were organized on January 9, 1986 as a Massachusetts Business Trust. The Trust is registered under the Investment Company Act of 1940, as amended, (the "Act") as an open-end management investment company and is comprised of fourteen funds. These financial statements and notes relate only to MainStay International Bond Fund (the "Fund").

The Fund currently offers two classes of shares. Class A shares, whose distribution commenced on January 3, 1995, are offered at net asset value per share plus an initial sales charge. Class B shares are offered without an initial sales charge, although a declining contingent deferred sales charge may be imposed on redemptions made within six years of purchase. Class A shares and Class B shares bear the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights and conditions except that the Class B shares are subject to higher distribution fee rates. Each class of shares bears distribution and/or service fee payments under a distribution plan pursuant to Rule 12b-1 under the Investment Company Act of 1940.

The Fund's investment objective is to seek competitive overall return commensurate with an acceptable level of risk by investing primarily in a portfolio of non-U.S. (primarily government) debt securities.


Note 2--Significant Accounting Policies:

The following is a summary of significant accounting policies followed by the
Fund:

Valuation of Fund Shares. The net asset value per share of each class of shares is calculated on each day the New York Stock Exchange (the "Exchange") is open for trading as of the close of regular trading on the Exchange. The net asset value per share of each class of shares is determined by taking the assets attributable to a class of shares, subtracting the liabilities attributable to that class, and dividing the result by the outstanding shares of that class.

Securities Valuation. Portfolio securities of the Fund are stated at value determined (a) by appraising debt securities at prices supplied by a pricing agent selected by the Adviser, whose prices reflect broker/dealer supplied valuations and electronic data processing techniques if those prices are deemed by the Adviser to be representative of market values at the regular close of business of the New York Stock Exchange, and (b) by appraising all other securities and other assets, including debt securities for which prices are supplied by a pricing agent but are not deemed by the Adviser to be representative of market values, but excluding money market instruments with a remaining maturity of sixty days or less and including restricted securities and securities for which no market quotations are available, at fair value in accordance with procedures approved by the Trustees. Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost if their term to maturity at purchase was 60 days or less, or by amortizing the difference between market value on the 61st day prior to maturity and value on maturity date if their original term to maturity at purchase exceeded 60 days.

Notes to Financial Statements (unaudited)


Events affecting the values of certain portfolio securities that occur between the close of trading on the principal market for such securities (foreign exchanges and over-the-counter markets) and the regular close of the New York Stock Exchange will not be reflected in the Fund's calculation of net asset value unless the Adviser believes that the particular event would materially affect net asset value, in which case an adjustment would be made.

Forward Foreign Currency Contracts. A forward foreign currency contract is an agreement to buy or sell currencies of different countries on a specified future date at a specified rate. During the period the forward contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market" such contract on a daily basis to reflect the market value of the contract at the end of each day's trading. When the forward contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund's basis in the contract. The Fund enters into forward foreign currency contracts in order to hedge its foreign currency denominated investments and receivables and payables against adverse movements in future foreign exchange rates.

The use of forward contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the statement of assets and liabilities. The contract amount reflects the extent of the Fund's involvement in these financial instruments. Risks arise from the possible movements in the foreign exchange rates underlying these instruments. The net unrealized appreciation on forward contracts reflects the Fund's exposure at period end to credit loss in the event of a counterparty's failure to perform its obligations.

Forward foreign currency contracts open at June 30, 1997:

                                                                      Value on                  Unrealized
                                                       Contract        Trade       Current     Appreciation/
                                                        Amount         Date         Value     (Depreciation)
                                                        ======         ====         =====     ==============
Foreign Currency Sale Contracts
-------------------------------
Australian Dollar, expiring 9/3/97 .....   A$          2,860,000    $2,177,947    $2,144,282       $33,665
Danish Krone, expiring 7/22/97 .........   DK          4,360,000       663,918       658,434         5,484
Deutsche Mark, expiring 7/3/97--10/20/97   DM         31,124,274    18,596,901    17,927,313       669,588
French Franc, expiring 8/18/97 .........   FF          4,910,000       844,405       839,119         5,286
Irish Punt, expiring 7/3/97--10/10/97 ..   IP            755,000     1,156,630     1,137,964        18,666
Italian Lira, expiring 8/1/97 ..........   IL        488,000,000       283,538       286,456        (2,918)
Japanese Yen, expiring 7/7/97 ..........   (Yen)     192,524,500     1,675,000     1,684,397        (9,397)
New Zealand Dollar, expiring 7/23/97 ...   N$          1,370,000       941,738       927,939        13,799
Pound Sterling, expiring 7/7/97 ........   (Pound)     1,068,000     1,735,897     1,777,097       (41,200)
Spanish Peseta, expiring 8/1/97 ........   SP         52,500,000       358,021       357,105           916
Swedish Krona, expiring 8/1/97 .........   SK         15,665,000     2,042,684     2,028,555        14,129
Swiss Franc, expiring 7/10/97--9/29/97 .   CF          3,350,190     2,338,287     2,310,564        27,723
                                                                                               -----------
                                                                                                   735,741
                                                                                               -----------

MainStay International Bond Fund

                                                                                  Value on                            Unrealized
                                                               Contract            Trade            Current          Appreciation/
                                                                Amount              Date             Value          (Depreciation)
                                                                ======              ====             =====          ==============
Foreign Currency Buy Contracts
------------------------------
Australian Dollar, expiring 7/7/97 .....      A$                 970,000      $     755,630      $     726,766      $     (28,864)
Canadian Dollar, expiring 7/16/97 ......      C$               2,661,229          1,928,418          1,931,198              2,780
Deutsche Mark, expiring 7/3/97--10/10/97      DM              27,438,461         16,208,039         15,769,406           (438,633)
French Franc, expiring 8/18/97--8/20/97       FF              18,345,000          3,196,023          3,135,275            (60,748)
Irish Punt, expiring 7/3/97 ............      IP                 185,000            280,218            279,093             (1,125)
Italian Lira, expiring 8/1/97 ..........      IL           1,100,000,000            648,623            645,700             (2,923)
Japanese Yen, expiring 7/7/97 ..........      (Yen)          196,524,000          1,590,000          1,719,388            129,388
Pound Sterling, expiring 9/17/97 .......      (Pound)            359,128            587,137            596,261              9,124
Spanish Peseta, expiring 7/16/97 .......      SP              36,800,000            254,144            250,277             (3,867)
Swedish Krona, expiring 8/1/97 .........      SK               7,450,000            970,557            964,745             (5,812)
Swiss Franc, expiring 7/10/97--9/29/97 .      CF               3,342,924          2,330,967          2,299,533            (31,434)
                                                                                                                    -------------
                                                                                                                         (432,114)
                                                                                                                    -------------
Net Appreciation .......................                                                                            $     303,627
                                                                                                                    =============

Organization Costs. Costs incurred in connection with the Fund's initial organization and registration totalled approximately $54,000 and are being amortized over 60 months beginning at the commencement of operations.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no Federal income tax provision is required.

Investment income received by the Fund from foreign sources may be subject to foreign income taxes withheld at the source.

Dividends and Distributions to Shareholders. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends monthly. Income dividends and capital gain distributions are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles.

Security Transactions and Investment Income. The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Interest income is accrued daily except when collection is not expected. Discounts on securities purchased for the Fund are accreted on the constant yield method over the life of the respective securities, or, if applicable, over the period to the first call date.

Notes to Financial Statements (unaudited) continued


Expenses. Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred except when allocations of direct expenses can otherwise fairly be made. The investment income and expenses (other than expenses incurred under the Distribution Plan) and realized and unrealized gains and losses on investments of the Fund are allocated to separate classes of shares based upon their relative net asset value on the date the income is earned or expenses and realized and unrealized gains and losses are incurred.

Foreign Currency Investing. The books and records of the Fund are recorded in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the mean between the buying and selling rates last quoted by any major U.S. bank at the following dates:

(i) market value of investment securities, other assets and liabilities--at the valuation date,

(ii) purchases and sales of investment securities, income and expenses--at the date of such transactions.

The assets and liabilities of the Fund are presented at the exchange rates and market values at the close of the period. The changes in net assets arising from fluctuations in exchange rates and the changes in net assets resulting from changes in market prices are not separately presented. However, gains and losses from certain foreign currency transactions are treated as ordinary income for Federal income tax purposes.

Net realized gain (loss) on foreign currency transactions represents net gains and losses on forward currency contracts, net currency gains or losses realized as a result of differences between the amounts of securities sale proceeds or purchase cost, dividends, interest and withholding taxes as recorded on the Fund's books, and the U.S. dollar equivalent amount actually received or paid. Net currency gains or losses from valuing such foreign currency denominated assets and liabilities at period end exchange rates are reflected in unrealized foreign exchange gains.

There are certain risks involved in investing in foreign securities that are in addition to the usual risks inherent in domestic instruments. These risks include those resulting from future adverse political and economic developments and possible imposition of currency exchange blockages or other foreign governmental laws or restrictions.

MainStay International Bond Fund

Foreign currency held at June 30, 1997:

                                Currency                     Cost        Value
======================================================   ==========   ==========
Argentinian Peso                  AP             8,476   $    8,477   $    8,477
Australian Dollar                 A$            16,153       12,136       12,102
Austrian Schilling                AS               324           28           26
Belgian Franc                     BF         5,337,500      152,935      148,468
Canadian Dollar                   C$            11,323        8,139        8,207
Danish Krone                      DK           171,948       26,639       25,932
Deutsche Mark                     DM         1,584,124      912,255      909,057
European Currency Unit            ECU           32,250       36,440       36,362
French Franc                      FF           504,015       88,485       85,848
Irish Punt                        IP            10,876       17,162       16,409
Italian Lira                      IL         1,461,993          861          860
New Zealand Dollar                N$            28,712       19,677       19,461
Pound Sterling                    (Pound)      365,080      594,648      607,607
Spanish Peseta                    SP            29,133          200          198
Swedish Krona                     SK           117,000       15,063       15,131
                                                         ----------   ----------
                                                         $1,893,145   $1,894,145
                                                         ==========   ==========


Use of Estimates. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.


Note 3--Fees and Related Party Policies:

Investment Advisory and Administration Fees. MacKay-Shields Financial Corporation ("MacKay-Shields") acts as investment adviser to the Fund under an Investment Advisory Agreement. MacKay-Shields is a registered investment adviser and an indirect wholly-owned subsidiary of New York Life Insurance Company ("New York Life"). NYLIFE Distributors Inc. ("NYLIFE Distributors"), an indirect wholly-owned subsidiary of New York Life, is the Administrator for the Fund.

The Trust, on behalf of the Fund, pays the Adviser and Administrator each a monthly fee for the services performed and the facilities furnished at an annual rate of 0.25% and 0.15%, respectively, of the average daily net assets of the Fund. The Adviser and Administrator each agreed that a portion of its fees, $31,280 and $15,640, respectively, for the six months ended June 30, 1997, would not be imposed, pursuant to the applicable contracts, until such time as the Fund reaches $50 million in net assets. Had the net assets reached $50 million, the Adviser and Administrator would have been paid 0.45% and 0.25%, respectively.

Notes to Financial Statements (unaudited) continued


Distribution and Service Fees. The Trust, on behalf of the Fund, has a Distribution Agreement with NYLIFE Distributors Inc. (the "Distributor"). The Fund, with respect to each class of shares, has adopted a Distribution Plan (the "Plan") in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Class A Plan, the Distributor receives payments from the Fund at an annual rate of 0.25% of the average daily net assets of the Fund's Class A shares, which is an expense of the Class A shares of the Fund for distribution or service activities as designated by the Distributor. Pursuant to the Class B Plan, the Fund's Class B shares are subject to the payment of a monthly distribution fee, which is an expense of the Class B shares of the Fund, at the annual rate of 0.75% of the lesser of:

(a) the aggregate gross sales of the Fund's Class B shares since the inception of the Fund (not including reinvestment of dividends or capital gains distributions), less the aggregate net asset value of the Fund's Class B shares exchanged or redeemed since the Fund's inception upon which a contingent deferred sales charge has been imposed or upon which such charge has been waived; or (b) the average daily net assets of the Fund's Class B shares.

The Distribution Plan provides that the Class B shares of the Fund also incur a service fee at the annual rate of 0.25% of the average daily net asset value of the Class B shares of the Fund. Service fee as shown on the statement of operations represents the fees for both Class A shares and Class B shares.

The Plan provides that the distribution fee is payable to NYLIFE Distributors regardless of the amounts actually expended by NYLIFE Distributors for distribution of the Fund's shares and service activities.

NYLIFE Distributors anticipates that its actual distribution expenditures will substantially exceed the distribution fee received by it during the initial years of the operation of the Plan and that in later years its expenditures may be less than the distribution fee.

Sales Charges. The Fund was advised that the amount of sales charge on sales of Class A Fund shares retained by NYLIFE Distributors was $2,567 for the six months ended June 30, 1997. The Fund was also advised that NYLIFE Distributors retained contingent deferred sales charges on redemptions of Class B shares of $14,907 for the six months ended June 30, 1997.

Trustees Fees. Trustees, other than those affiliated with New York Life, MacKay-Shields, NYLIFE Distributors or NYLIFE Securities, are paid an annual fee of $40,000 and $1,000 for each Board and Audit Committee meeting attended plus reimbursement for travel and out-of-pocket expenses. The Trust allocates this expense in proportion to the net assets of the respective Funds.

Capital. At June 30, 1997, NYLIFE Distributors held shares of Class A of the Fund with a net asset value of $7,989,251, which represents 68.8% of the net assets of Class A shares at period end.

MainStay International Bond Fund


Other. NYLIFE Distributors has received $2,858 for providing the Fund certain transfer agency services for the period January 1, 1997, through April 30, 1997. Effective May 1, 1997, MainStay Shareholder Services Inc. ("MSS"), an indirect wholly owned subsidiary of New York Life Insurance Company, was appointed Transfer, Dividend Disbursing and Shareholder Servicing Agent. MSS was paid $675 for services rendered May 1, 1997, through June 30, 1997.

Fees for the cost of legal services provided to the Fund by the Office of General Counsel of New York Life amounted to $549 for the six months ended June 30, 1997.

Fees for recordkeeping services provided to the Fund by NYLIFE Distributors are charged to the Fund. The fee for the six months ended June 30, 1997, amounted to $6,700.


Note 4--Purchases and Sales of Securities (in 000's):

During the six months ended June 30, 1997, purchases and sales of securities, other than U.S. Government securities, securities subject to repurchase transactions and short-term securities, were $33,810 and $26,222, respectively.


Note 5--Capital Share Transactions (in 000's):

                                                                 Six months ended         Year ended
                                                                  June 30, 1997*       December 31, 1996
                                                                ------------------    -------------------
                                                                Class A    Class B    Class A     Class B
                                                                -------    -------    -------     -------
Shares sold ................................................        94        488        196        725
Shares issued in reinvestment of dividends and distributions         6         34         23        101
                                                                  ----       ----       ----       ----
                                                                   100        522        219        826
Shares redeemed ............................................      (103)      (299)      (228)      (357)
                                                                  ----       ----       ----       ----
Net increase (decrease) ....................................        (3)       223         (9)       469
                                                                  ====       ====       ====       ====

----------
* Unaudited.

                       This page intentionally left blank

The MainStay Funds


GROWTH FUNDS
------------------------------------------------------------------------------------------------------------------------------------

FUND                          RISK/REWARD         HOW IT INVESTS                          CHOOSE THIS FUND IF...
------------------------------------------------------------------------------------------------------------------------------------

                              [Horizontal bar     Invests primarily in common stocks      You want your investments to grow
Capital Appreciation Fund     graph indicating    of companies in expanding markets       and are willing to accept a higher
                              risk/reward of      with strong growth potential            level of risk for higher return potential
                              Fund]

------------------------------------------------------------------------------------------------------------------------------------

                              [Horizontal bar     Invests in a portfolio that tracks      You seek a conservative way to partici-
Equity Index Fund             graph indicating    the makeup and returns of the           pate in the growth potential of stocks+
                              risk/reward of      S&P 500*
                              Fund]
------------------------------------------------------------------------------------------------------------------------------------

                              [Horizontal bar     Offers broad diversification into       You prefer the higher return potential
International Equity Fund     graph indicating    international stock markets with        of international equities or want to
                              risk/reward of      an emphasis on risk control             add diversification to your domestic
                              Fund]                                                       investments++
------------------------------------------------------------------------------------------------------------------------------------



GROWTH & INCOME FUNDS
------------------------------------------------------------------------------------------------------------------------------------

FUND                          RISK/REWARD         HOW IT INVESTS                          CHOOSE THIS FUND IF...
------------------------------------------------------------------------------------------------------------------------------------

Convertible Fund              [Horizontal bar     Invests in convertible securities for   You want income from securities that
As of 6/2/97, this Fund       graph indicating    a special blend of long-term growth     may offer growth potential if converted
was closed to new investors.  risk/reward of      potential and dividend income           into common stock
                              Fund]
------------------------------------------------------------------------------------------------------------------------------------

                              [Horizontal bar     Balances current income with growth     You seek a combination of income and
Total Return Fund             graph indicating    opportunities by investing in stocks,   growth potential and want to manage
                              risk/reward of      bonds, and money market instruments     risk through diversification
                              Fund]
------------------------------------------------------------------------------------------------------------------------------------

                              [Horizontal bar     Seeks undervalued stocks with           You seek to maximize total return from
Value Fund                    graph indicating    attractive dividends and a stimulus     securities which may have more poten-
                              risk/reward of      for positive change                     tial than the market currently sees
                              Fund]
------------------------------------------------------------------------------------------------------------------------------------



* The S&P 500 is an unmanaged index and is considered to be generally representative of the U.S. stock market. The MainStay Funds are neither sponsored by nor affiliated with Standard & Poor's.

+ The original investment is guaranteed provided it is held for 10 years with all dividend and capital gain distributions reinvested. If shares are redeemed prior to or after the one-day guarantee date, the investor loses the benefit of the guarantee with respect to those shares.

++ Investments in foreign securities may be subject to greater risks than domestic investments. These risks include currency fluctuations, changes in U.S. or foreign tax or currency laws, and changes in monetary policies and economic and political conditions in foreign countries.

(S) While individual securities owned by the Government Fund may be guaranteed by the U.S. government and its agencies, the share price of the Fund is not guaranteed and will fluctuate with market conditions.

||   Certain of the Fund's investments may be speculative.

# Investments in the Money Market Fund are neither insured nor guaranteed by the U.S. government and there is no assurance that the Fund will be able to maintain a stable net asset value of $1.00 per share; investment returns will vary with market conditions.

** A small portion of the Fund's income may be subject to state and local taxes and the Alternative Minimum Tax. Capital gains, if any, may also be taxed.


INCOME FUNDS
------------------------------------------------------------------------------------------------------------------------------------

FUND                          RISK/REWARD         HOW IT INVESTS                          CHOOSE THIS FUND IF...
------------------------------------------------------------------------------------------------------------------------------------
                              [Horizontal bar     Seeks a high level of current income    You are seeking to combine high
Government Fund               graph indicating    consistent with safety of principal     current income and safety of principal
                              risk/reward of      primarily from U.S. government
                              Fund]               securities(S)
------------------------------------------------------------------------------------------------------------------------------------

High Yield                    [Horizontal bar     An aggressive high-yield bond           You want to maximize current income
Corporate Bond Fund           graph indicating    fund that is actively managed for       and can accept the higher risk of
                              risk/reward of      maximum current income||                securities with high yield potential
                              Fund]
-----------------------------------------------------------------------------------------------------------------------------------

                              [Horizontal bar     Seeks high current yields and           You prefer the higher return potential
INTERNATIONAL BOND FUND       graph indicating    competitive total return from non-      of international bonds or want to
                              risk/reward of      U.S. bonds with an emphasis on          add diversification to your domestic
                              Fund]               risk control                            investments++
------------------------------------------------------------------------------------------------------------------------------------

                              [Horizontal bar     Seeks to provide current income,        You are averse to risk or want to earn
Money Market Fund             graph indicating    stability of principal, and liquidity,  competitive yields on cash you're plan-
                              risk/reward of      with free checkwriting#                 ning to spend or invest in the near future
                              Fund]
------------------------------------------------------------------------------------------------------------------------------------

                              [Horizontal bar     Seeks current income and competi-       You seek to combine the return potential
Strategic Income Fund         graph indicating    tive overall return by investing in     of high-grade, high-yield,||  and inter-
                              risk/reward of      a diversified portfolio of domestic     national bonds and want to manage risk
                              Fund]               and foreign debt securities++           through multimarket diversification
------------------------------------------------------------------------------------------------------------------------------------


TAX-FREE INCOME FUNDS
------------------------------------------------------------------------------------------------------------------------------------

FUND                          RISK/REWARD         HOW IT INVESTS                          CHOOSE THIS FUND IF...
------------------------------------------------------------------------------------------------------------------------------------

                              [Horizontal bar     Seeks high current income exempt        You are a California resident and want to
California Tax Free Fund      graph indicating    from both federal and California        keep more of what you earn by invest-
                              risk/reward of      income taxes consistent with            ing for income that's double tax free**
                              Fund]               preservation of capital**
------------------------------------------------------------------------------------------------------------------------------------

                              [Horizontal bar     Seeks high current income exempt        You are a New York State or City resident
New York Tax Free Fund        graph indicating    from federal, New York State, and       and want to keep more of what you earn
                              risk/reward of      New York City income taxes consis-      with income that's double or triple tax
                              Fund]               tent with preservation of capital**     free**
------------------------------------------------------------------------------------------------------------------------------------

                              [Horizontal bar     Seeks high current income exempt        You are in a high federal income tax
Tax Free Bond Fund            graph indicating    from regular federal income tax con-    bracket or want to pay less of your
                              risk/reward of      sistent with preservation of capital**  investment income to the IRS
                              Fund]
------------------------------------------------------------------------------------------------------------------------------------

A word about risk and reward

The "thermometers" in the tables above show how much risk the investor must assume and the related return potential. Generally speaking, investments with higher return potential also carry higher risks. So, the longer the indicator bar, the higher the risk and reward potential of the Fund.

The prospectus contains information on advisory fees, other expenses, and share classes. Please read it carefully before you invest or send any money. Shares must be offered in the investor's state of residence.

--------------------------------------------------------------------------------
                                    MAINSTAY
                                        International Bond Fund
--------------------------------------------------------------------------------

                                   [GRAPHIC]

                                   Semiannual Report
                                   June 30, 1997
                                   Unaudited

                            [LOGO] MAINSTAY(R)
                                   FUNDS


                   OFFICERS & TRUSTEES

             Alice T. Kane     Chairperson and Trustee
             Walter W. Ubl     President, Chief Executive Officer, and Trustee
           Edward J. Hogan     Trustee
             Harry G. Hohn     Trustee
  Nancy Maginnes Kissinger     Trustee
          Terry L. Lierman     Trustee
       Donald E. Nickelson     Trustee
            Donald K. Ross     Trustee
       Richard S. Trutanic     Trustee
        Jefferson C. Boyce     Senior Vice President
          Anthony W. Polis     Chief Financial Officer
        Richard W. Zuccaro     Tax Vice President
       A. Thomas Smith III     Secretary

                             Dechert Price & Rhoads
                                  Legal Counsel


[LOGO] MAINSTAY(R) FUNDS

NYLIFE Distributors Inc.
Morris Corporate Center, Building A
300 Interpace Parkway
Parsippany, New Jersey 07054
Administrator & Distributor of The MainStay Funds

http://www.mainstayfunds.com

NYLIFE Distributors Inc., member NASD, is an indirect wholly owned subsidiary of New York Life Insurance Company.

[LOGO] NEW YORK LIFE

This report is provided for the information of shareholders of the MainStay International Bond Fund. It may be given to others only when preceded or accompanied by an effective MainStay Funds prospectus. This report does not offer to sell any securities or solicit orders to buy them.

(C)1997. All rights reserved.                                       MSSA10-08/97
[GRAPHIC]

Table of Contents

Chairperson's Letter                                                           2

MainStay International Equity Fund
Highlights                                                                     4

$10,000 Invested in the MainStay
International Equity Fund versus
Morgan Stanley Capital International
EAFE Index--Class A & Class B Shares                                           5

Portfolio Management Discussion and Analysis                                   6

Year-by-Year & Six-Month Performance                                           7

Diversification by Country--Top 5                                              8

Portfolio Composition                                                         10

Returns & Lipper Rankings                                                     11

Top 10 Equity Holdings                                                        12

10 Largest Purchases                                                          12

10 Largest Sales                                                              12

Portfolio of Investments                                                      13

Unaudited Financial Statements                                                20

Notes to Financial Statements                                                 24

The MainStay Funds                                                            32

--------------------------------------------------------------------------------
[GRAPHIC]

Chairperson's Letter

After a remarkable six-year period of expansion, the U.S. economy continued to grow throughout the first half of 1997. For most investors, the overall impact was positive, but there were some rough seas along the way.

As the stock market made gains early in the year, concerns about the possibility of impending inflation brought increased price volatility. In late March, the Federal Reserve Board moved to raise interest rates in an effort to slow economic growth. Although this preemptive strike helped keep inflation in check, the initial reaction from both the stock and bond markets was negative. As a result, bond prices faltered and stocks tumbled more than 9% from their peak before both markets began to stabilize.

As employment figures, earnings estimates, and other indicators began to suggest that economic growth was slowing in the second quarter, the stock market not only recovered lost ground, but soared to record highs. With higher valuations, however, the market became increasingly volatile, reacting severely to any news that could signal a shift in buying patterns or interest rates.

Positive performance, emerging concerns

Despite the volatility, domestic stock and bond markets closed the first half of 1997 with positive returns. While Malaysia and Singapore had negative results, most international markets performed well. Japan began to climb out of its recession, and Hong Kong advanced as the market realized the investment potential of Chinese unification.

In Europe, low interest rates and ongoing restructuring helped corporations improve sales and earnings. Economic reforms drew countries closer to European Monetary Union, and political victories in France and England focused attention on the need to reduce unemployment and keep inflation under control. In Australia and New Zealand, bond markets rallied as the central banks engineered lower interest rates.

Given these results, many investors are once again celebrating their good fortune. The underlying volatility, however, should serve to remind us that the level of growth we've enjoyed for more than six years is not typical market behavior.

Certainly no one can predict what will happen next, so it's important to keep recent performance in perspective. We believe that having realistic expectations, as well as a long-range plan and diversified investments can help you work toward achieving your goals, wherever the markets may move.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Solid team approach

At MainStay(R), we believe our risk-averse approach can help provide reassurance to many investors, particularly in uncertain times. Each MainStay Fund is managed by a team of experienced professionals who employ disciplined investment strategies to seek competitive returns with careful attention to downside risk. Our team approach offers investors a combination of experience, insight, and market perspective that few individuals could provide on their own. It also helps provide important checks and balances in security selection, market evaluation, and overall accountability.

Our Fund managers believe that strong companies tend to get stronger in up markets and perform better than average when the markets go down. Using selection criteria appropriate to the individual Funds they manage, they may look for specific catalysts that are likely to stimulate growth, enhance value, or increase yield without taking on unnecessary risk.

Looking forward

As we move into the second half of 1997, we expect that an intensified focus on inflation, interest rates, and corporate earnings will account for much of the momentum driving the market. Regardless of how events unfold, you can be confident that we will hold true to our disciplined management approach.

At MainStay, we believe that having a close relationship with your Registered Representative is one of the best ways to keep your long-term focus in any market environment. Therefore, we urge you to speak with your Registered Representative regularly--whether the market happens to be up or down--so he or she can understand your needs and help keep you on a steady course.

While we've seen positive results for the first half of the year, we remain somewhat cautious. Whatever the future brings, we'll continue to provide the information, service, and support you can consider when making decisions--and the prudent management you depend on to pursue your long-range goals.

Sincerely,

/s/ Alice T. Kane

Alice T. Kane
July 1997

--------------------------------------------------------------------------------

MainStay International Equity Fund Highlights


                                MARKET HIGHLIGHTS
                         FOR THE 6 MONTHS ENDED 6/30/97
--------------------------------------------------------------------------------
o After a weak first quarter, many international markets showed outstanding results in the second quarter of 1997, helping boost returns for the six-month reporting period.

o Restructuring and economic improvements led to excellent local returns in many European markets, although a strong dollar moderated performance for U.S. investors.

o Economic recovery and favorable currency movements helped Japanese equities regain some momentum, while property speculation in Malaysia presented substantial investment risks.

o Concerns over Chinese rule slowed performance in Hong Kong during the first quarter of 1997, but returns were strong for the first half of the year.
--------------------------------------------------------------------------------


                             FUND HIGHLIGHTS FOR THE
                      6- AND 12-MONTH PERIODS ENDED 6/30/97
--------------------------------------------------------------------------------

o One-year total returns of 14.51% and 13.63% for Class A and Class B shares, respectively, excluding all sales charges, as of 6/30/97.

o The Fund reduced its positions in Germany, France, and Spain and increased exposure in Switzerland and Belgium to strengthen core European holdings and broaden diversification.

o Malaysian holdings were sold and invested primarily in Singapore, which the Fund manager believes has a stable economy and strong fundamentals, despite negative returns for the first half of the year.

o Over the reporting period, the Fund lagged its average Lipper* peer fund and while Class A shares outperformed the Morgan Stanley Capital International EAFE Index,+ Class B shares underperformed.
--------------------------------------------------------------------------------


----------
* See footnote + and table on page 11 for more information on Lipper Analytical Services, Inc.
+ See footnote on page 5 for more information on the Morgan Stanley Capital International EAFE Index.

$10,000 Invested in the MainStay
International Equity Fund versus
Morgan Stanley Capital International
EAFE Index


CLASS A SHARES
 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

                        MainStay           Morgan Stanley
                      International     Capital International
Period-end              Equity Fund         EAFE Index*
--------------------------------------------------------------------------------
9/13/94                 $ 9,450.00          $10,000.00
12/94                   $ 9,232.65          $ 9,586.00
12/95                   $ 9,717.81          $10,661.00
12/96                   $10,668.60          $11,306.00
6/97                    $11,870.00          $12,572.00


CLASS B SHARES
 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

                        MainStay           Morgan Stanley
                      International     Capital International
Period-end             Equity Fund         EAFE Index*
-------------------------------------------------------------
9/13/94                 $10,000.00          $10,000.00
12/94                   $ 9,770.00          $ 9,586.00
12/95                   $10,187.10          $10,661.00
12/96                   $11,109.00          $11,306.00
6/97                    $11,949.00          $12,572.00

----------
     The Class A graph assumes an initial investment of $10,000 made on 9/13/94 reflecting the effect of the 5.5% maximum up-front sales charge, thereby reducing the amount of the investment to $9,450 and includes the historical performance of the Class B shares for periods from inception (9/13/94) through 12/31/94. The Class B graph assumes an initial investment of $10,000 made on 9/13/94. Returns reflect the Contingent Deferred Sales Charge (CDSC) of 3.0%, as it would apply for the period shown. All results include reinvestment of distributions at net asset value and the change in share price for the stated period. Past performance is no guarantee of future results.

* The Morgan Stanley Capital International Europe, Australia, Far East (Free) Index--The EAFE Index--is an unmanaged, capitalization-weighted index containing approximately 1,000 equity securities of companies located outside the U.S.

[GRAPHIC]

Portfolio Management Discussion and Analysis


In the first quarter of 1997, concerns about rising U.S. interest rates and a decline in U.S. equities caused weakness in many international markets. During the second quarter, however, investors returned to the fundamentals of their own
                                                       ------------
markets. This move produced excellent returns in most countries and positive overall results for international investors in the first half of the year.

Ongoing restructuring, low inflation, moderate growth, and progress toward
        -------------
European Monetary Union improved overall performance in Europe. Several core
-----------------------
European markets provided double-digit returns, with Spain up more than 36%, Germany up 32% and France up 23% for the first half of 1997 in local currency terms. As impressive as these returns may be, a strengthening dollar resulted in more moderate returns for U.S. investors.

Asian markets were also generally strong. Japan began to climb out of its severe recession and posted positive returns for the first half of the year. Hong Kong suffered in the first quarter as investor concerns over rule by the People's Republic of China caused a drop in equity values. Later, however, those fears subsided and Hong Kong provided positive results for the first half of the year. In contrast, Singapore and Malaysia both underperformed. Emerging markets had variable results and just after the first half of 1997 ended, Thailand devalued its currency.

How did the MainStay International Equity Fund do in this environment?

For the six months ended 6/30/97, the MainStay International Equity Fund had total returns of 11.26% and 10.89% for Class A shares and Class B shares, respectively, excluding all sales charges. These results lagged the average Lipper* international fund which returned 12.53% for the same period. While Class A shares outperformed the Morgan Stanley Capital International EAFE Index (EAFE Index),+ which returned 11.21% for the first half of 1997, Class B shares underperformed the Index.


What detracted from performance during the reporting period?

The Fund suffered due to an overweighted position in France, which was
                            ------------
negatively affected uring, and shortly after, the country's elections. In addition, because the Fund was underweighted in Japan, it did not benefit as much from the strengthening of the yen as did funds with heavier weightings.


What decisions made the biggest contributions to the Fund's performance?

As international investors, we believe that country selection is the most important decision that we can make. Given the previous weaknesses in Japan, we felt the Fund could benefit by a strengthened position in core European countries. During the first half of 1997, we reduced the


[GRAPHIC]

Fundamentals
------------
Key economic factors such as interest rates, gross national product, inflation, unemployment, and currency stability, which may affect the direction of a country's economy--or issuer-specific factors such as assets, earnings, sales, products, and management, which may affect the performance of a company's securities.


Restructuring
-------------
Any action designed to improve the overall financial structure, labor relations, or productivity of a company. Restructuring may include such steps as changing management, investing in new plant and equipment, engaging in mergers and acquisitions, or taking other action to increase output or lower costs.

----------
* See footnote and table on page 11 for more information on Lipper Analytical Services, Inc.

+ See footnote on page 5 for more information on the Morgan Stanley Capital International EAFE Index.

YEAR-BY-YEAR & SIX-MONTH PERFORMANCE

    [THE FOLLOWING WAS REPRESENTED BY A BAR GRAPH IN THE PRINTED MATERIAL.]

Period-end              Total Return
                             %
--------------------------------------
12/94                  -2.30  Class B
12/95                   5.25  Class A
12/95                   4.27  Class B
12/96                   9.78  Class A
12/96                   9.05  Class B
6/97                    11.26 Class A
6/97                    10.89 Class B

----------
See footnote * on page 11 for more information on performance.


Fund's Japanese exposure and reduced the Fund's positions in Germany, France, and Spain to add holdings in Switzerland and Belgium. This strategic shift strengthened the Fund's diversification within Europe and had a positive impact on the Fund's overall performance.

How much did you reduce the Fund's Japanese exposure?

Japan is still the largest international equity market and the Fund continues to allocate more assets there than to any other country. At the end of 1996, Japan represented about 29% of the Fund's investment portfolio. At the end of the first half of 1997, it was about 26%. The Fund is currently underweighted in Japan relative to the Morgan Stanley Capital International EAFE Index, which is the benchmark against which we measure the Fund's performance.

The signs of recovery in Japan are positive, and while the market's 7.5% return may look meager next to the 20% to 40% returns in some European markets, Japan was still a positive contributor to performance. In addition, the Japanese yen strengthened relative to the dollar, so currency movements had a positive impact for U.S. investors.

Why did you select Belgium and Switzerland?

Diversification was an important consideration. Belgium's economy is tied to other core European economies, which are generally getting stronger and providing moderate growth. As a result, we believe the prospects there are very positive. Switzerland has a number of companies that are export oriented and benefited from low interest rates and favorable exchange rates. Novartis, a Swiss pharmaceutical company that resulted from a merger between Ciba Geigy and Sandoz, is an excellent example.

With the high returns in Germany, France, and Spain, was it wise to reduce the Fund's holdings in these markets?

With local returns over 20% or 30%, we felt it was a good time to take some prof-


[GRAPHIC]

European Monetary Union
-----------------------
A proposed system that would allow participating European countries to operate with a common currency or monetary unit.


Emerging markets
----------------
Countries with smaller or more recently established capital markets.


Weighting
---------
The proportion of a portfolio allocated to a specific market sector or country, i.e., a fund is said to be overweighted in a country when that portion of the portfolio is greater than the country's total equities relative to the international equity markets as a whole.

                DIVERSIFICATION BY COUNTRY--TOP 5 AS OF 6/30/97

  [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

Country               Percentage
--------------------------------
Japan                    25.6%
Germany                  10.0%
France                    9.1%
United Kingdom            7.4%
Australia                 6.8%
All Other                41.1%

----------
Actual percentages will vary over time.


its. We remain overweighted in many core European countries, including France, Austria, and Italy. Decreasing the Fund's holdings in Spain brought the Fund from an overweighted position to a relatively neutral position relative to the EAFE Index. At the same time, the Fund's investments in Switzerland and Belgium brought the Fund a more diversified exposure within Europe.

Which companies provided the best performance during the reporting period?

There were several. For example, in Germany, we had positive results from Volkswagen. In the Netherlands, Philips Electronics did very well. And in
Italy, which has benefited from low interest rates, low exchange rates, and the privatization of industry, we've had positive results from Telecom Italia Mobile
-------------
and its sister companies in telecommunications and cellular equipment.

Have deregulation and privatization had an impact on telecommunications in other countries?

Absolutely. As the industry moved from dependence on cables to fiber optics and cellular technology, we've also seen a general shift from government-regulated telephone monopolies to a more competitive private market. The move in that direction is creating opportunities for businesses in Europe and the Far East, just as it did in the United States. On the whole, we think this is a positive trend and we have telecommunications holdings in several countries.

Which markets didn't do well during the reporting period?

By far the worst performer was Malaysia. We were concerned about the temporary slowdown in technology, rising interest rates, and speculation on property values.


[GRAPHIC]

Privatization
-------------
The process of converting state-run or publicly operated companies into privately owned and operated entities. In theory, enterprises may run more efficiently and offer better service to customers when owned by shareholders rather than the government.

Although we had hoped that the situation could be contained, when property speculation continued, we saw it as a signal to reduce the Fund's holdings. We decided to sell Malaysian stocks in the second quarter, and since Malaysia represented only about 3% of the Fund's investment portfolio at the beginning of the year, the overall impact was minor.

Where did you invest the money that you raised selling Malaysian stocks?

In Singapore and in Europe. Although the market in Singapore showed some weakness during the reporting period, we believe it has a stable economy, strong fundamentals, and has been a solid performer over time. In Europe, corporate restructuring and economic improvements continue to look attractive, especially on a relative basis.

What happened in the United Kingdom during the first half of the year?

The Fund started off the year underweighted in the U.K. and continues to maintain that position. Interest rates have been rising in Britain and we believe that to restrain their economy, further rate increases may be necessary. The British have come out with a new budget that isn't as favorable for corporations as it might be, so we're not taking any action at this time.

What major risks did investors face during the reporting period?

As you know, investments in foreign securities may be subject to greater risks than domestic investments. These risks include currency fluctuations, changes in U.S. or foreign tax or currency laws, and changes in monetary policies and economic and political conditions in foreign countries. During the period, many investors were concerned about news reports of small Japanese banks facing solvency problems. Seeking to avoid difficulties of this nature, the Fund was invested primarily in large, well-established companies during the reporting period. Managing risk is a major component in our approach to international investing.

How did shifting currencies affect the Fund?

The U.S. dollar generally strengthened relative to European currencies. While that substantially reduced returns in U.S. dollar terms, our currency hedging
                                                             ----------------
strategy helped reduce the negative impact currency movements had on the Fund. As I mentioned, the Japanese yen strengthened against the dollar, and while the Fund's yen exposure was limited, it had a positive impact on the Fund's performance.

Did the Fund invest in emerging markets?

No. During the reporting period, we did not believe that the reward potential in emerging markets justified the level of risk investors would have to take. While many investors are attracted by stellar returns in emerging markets, we prefer core established markets. Thailand's recent currency devaluation is just one example of the kind of risk investors may face in emerging markets.


[GRAPHIC]

Hedging/Currency management
---------------------------
An investment strategy that seeks to reduce the effects of currency fluctuations on investor returns. There can be no assurance that currency hedging will be beneficial to investors.

What about markets in transition like Hong Kong?

Investors were a little cautious about Hong Kong in the first quarter, but as the transition to unified rule by the People's Republic of China approached, many investors began to realize the market's long-range potential. Hong Kong is the fifth largest banking center and the seventh largest trading center in the world. It's the gateway for Chinese exports and its fundamentals remain strong. We held the Fund's investments in Hong Kong throughout the first half of the year, and our holdings contributed positively to the Fund's performance.

What is your outlook for the Fund?

We continue to believe that restructuring and monetary union will benefit European markets and we are strongly committed to the Fund's diversification strategy in Europe. As new developments unfold, we may continue to shift assets among European markets to take advantage of opportunities as they arise. We're pleased with the economic developments in Japan as well, and if fundamentals continue to improve, we may begin looking for selected opportunities to increase the Fund's exposure there. In any event, we will continue to seek long-term growth of capital commensurate with an acceptable level of risk.

Shigemi Takagi
Portfolio Manager


PORTFOLIO COMPOSITION AS OF 6/30/97

 [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

                                               Percentage
---------------------------------------------------------
Common Stocks                                    88.7%
Preferred Stock                                   0.1%
Cash, Equivalents, Other Assets
 less Liabilities                                11.2%

----------
Actual percentages will vary over time.


[GRAPHIC]

Investments in foreign securities may be subject to greater risks than domestic investments. These risks include currency fluctuations, changes in U.S. or foreign tax or currency laws, and changes in monetary policies and economic and political conditions in foreign countries.

Returns & Lipper Rankings as of 6/30/97

Fund average annual total returns*
--------------------------------------------------------------------------------
                      1 year                        Life of Fund through 6/30/97
Class A               14.51%                                  8.48%
Class B               13.63%                                  7.73%
--------------------------------------------------------------------------------
Fund SEC returns*
--------------------------------------------------------------------------------
                      1 year                        Life of Fund through 6/30/97
Class A               8.21%                                   6.31%
Class B               8.63%                                   6.79%
--------------------------------------------------------------------------------
Fund Lipper+ rankings & Lipper category returns as of 6/30/97
--------------------------------------------------------------------------------
                      1 year                        Life of Fund through 6/30/97
Class A               228 out of                              n/a
                      368 funds
Class B               245 out of                              160 out of
                      368 funds                               221 funds
Average Lipper
international fund    16.54%                                  9.88%
--------------------------------------------------------------------------------
Fund per share net asset values & distributions for the six months ended 6/30/97
--------------------------------------------------------------------------------
                     NAV 6/30/97             Income            Capital Gains
Class A                $11.66               $0.0000              $0.0000
Class B                $11.51               $0.0000              $0.0000
--------------------------------------------------------------------------------

----------

* Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that upon redemption, shares may be worth more or less than their original cost. Total returns shown are based on NAV and assume no deduction for CDSC or applicable sales charges. In compliance with SEC guidelines, SEC returns include the maximum sales charge and show the percentage change for each of the required periods. All returns assume capital gain and dividend distributions are reinvested.

     Class A shares, first offered to the public on 1/3/95, are sold with a maximum initial sales charge of 5.5% and an annual 12b-1 fee of .25%. Performance figures for this class include the historical performance of the Class B shares for periods from inception (9/13/94) up to 12/31/94. Performance data for the two classes after this date vary based on differences in their expense structures. Class B shares of the Fund are sold with no initial sales charge, but are subject to a maximum CDSC of up to 5% if shares are redeemed during the first 6 years of purchase and an annual 12b-1 fee of up to 1%.

+ Lipper Analytical Services, Inc. is an independent monitor of mutual fund performance. Its rankings are based on total returns with capital gains and dividends reinvested. Results do not reflect any deduction of sales charges. Lipper averages listed above are not class specific. Life of Fund return is from the period of the Class B shares' initial offering through 6/30/97. The Fund's Class A shares were first offered to the public on 1/3/95; Class B shares on 9/13/94.

[GRAPHIC]

Top 10 Equity Holdings as of 6/30/97

 HOLDING                                      COUNTRY            AMOUNT
--------------------------------------------------------------------------------
Novartis S.A. Registered                     Switzerland       $1,600,989
Toyota Motor Corp.                           Japan              1,506,429
Siemens AG                                   Germany            1,384,602
Ente Nazionale Idrocarburi S.p.A             Italy              1,131,900
National Australia Bank, Ltd.                Australia          1,065,462
Allianz AG Registered                        Germany            1,047,326
Broken Hill Proprietary Co., Ltd.            Australia          1,024,756
Norsk Hydro ASA                              Norway               970,139
Deutsche Telekom AG                          Germany              936,395
Hitachi Corp., Ltd.                          Japan                928,431
--------------------------------------------------------------------------------

10 Largest Purchases for the six months ended 6/30/97
 SECURITY                                     COUNTRY        AMOUNT OF PURCHASE
--------------------------------------------------------------------------------
Novartis S.A. Registered                     Switzerland       $1,293,978
Nestle S.A. Registered                       Switzerland          841,897
Roche Holdings AG Genusscheine               Switzerland          830,576
Telecom Corp. of New Zealand Ltd.            New Zealand          726,436
Daimler-Benz AG                              Germany              464,790
National Australia Bank, Ltd.                Australia            400,380
Credit Suisse Group Registered               Switzerland          395,561
UBS--Union Bank of Switzerland               Switzerland          394,524
Carter Holt Harvey Ltd.                      New Zealand          346,422
Schweizerische Bankverein Registered         Switzerland          338,624
--------------------------------------------------------------------------------

10 Largest Sales for the six months ended 6/30/97
 SECURITY                                     COUNTRY         AMOUNT OF SALE
--------------------------------------------------------------------------------
Singapore Telecommunications, Ltd.           Singapore         $  665,400
Telefonica de Espana, S.A                    Spain                613,882
Ente Nazionale Idrocarburi S.p.A             Italy                493,377
Empresa Nacional de Electricidad, S.A        Spain                473,144
Repsol, S.A                                  Spain                395,054
Iberdrola, S.A                               Spain                348,216
Banco de Bilbao Vizcaya, S.A. Registered     Spain                306,864
Videsh Sanchar Nigam, Ltd.                   United States        297,087
Telecom Italia S.p.A                         Italy                295,008
Oversea--Chinese Banking Corp., Ltd.
  Foreign Registered                         Singapore            292,236
--------------------------------------------------------------------------------

[GRAPHIC]

----------
This breakdown is provided for informational purposes only. The Fund's holdings may change daily. All purchases and sales are aggregated by issuer. A shareholder owns shares of the Fund but does not own a direct interest in any of the specific securities listed. Short-term securities are excluded. See Portfolio of Investments for specific type of security held.

Portfolio of Investments June 30, 1997 (unaudited)


                                                         Shares         Value
                                                       =========================
COMMON STOCKS (88.7%)+

AUSTRALIA (6.8%)
Amcor, Ltd.(forest products & paper) .........           60,500       $  398,845
Boral, Ltd.
  (building materials & components) ..........           84,200          263,035
Brambles Industries, Ltd.
  (business & public services) ...............           10,700          209,943
Broken Hill Proprietary Co., Ltd.
  (energy sources) ...........................           70,210        1,024,756
Coles Myer, Ltd. (merchandising) .............           35,468          183,072
CSR, Ltd. (multi-industry) ...................           94,400          362,790
Foster's Brewing Group, Ltd.
  (beverages & tobacco) ......................          153,380          282,664
Mount Isa Mines Holdings, Ltd.
  (metals-nonferrous) ........................          105,400          154,761
National Australia Bank, Ltd.
  (banking) ..................................           74,973        1,065,462
News Corp., Ltd.
  (broadcasting & publishing) ................           79,412          377,768
Pacific Dunlop, Ltd.
  (multi-industry) ...........................           25,800           75,766
Rio Tinto, Ltd. (metals-nonferrous) ..........           22,468          380,062
Santos, Ltd. (energy sources) ................           37,500          156,478
Westpac Banking Corp., Ltd.
  (banking) ..................................           71,100          424,516
WMC, Ltd. (metals-nonferrous) ................           48,900          305,887
                                                                      ----------
                                                                       5,665,805
                                                                      ----------

AUSTRIA (2.6%)
Austrian Airlines Oesterreichische
  Luftverkehrs AG
  (transportation-airlines) (a) ..............              450           72,669
Bank Austria AG (banking) ....................            5,750          318,896
Creditanstalt-Bankverein Stamm AG
  (banking) ..................................            3,050          178,109
EA-Generali AG (insurance) ...................              950          249,876
Flughafen Wien AG
  (transportation-airlines) ..................            2,200           92,945
Oesterreichische Brau-
  Beteiligungs AG
  (beverages & tobacco) ......................            1,950          115,304
OMV AG (energy sources) ......................            2,850          365,145
Verbundgesellschaft-
  Oesterreichische
  Elektrizitatswirtschafts AG Class A
  (utilities-electrical & gas) ...............            3,550          250,085
Voest-Alpine Technologie AG
  (machinery & engineering) ..................            1,500          274,558

----------
+    Percentages indicated are based on Fund net assets.


                                                         Shares         Value
                                                       =========================
AUSTRIA (Continued)
Wienerberger Baustoffindustrie AG
  (building materials & components) ..........            1,320       $  271,190
                                                                      ----------
                                                                       2,188,777
                                                                      ----------

BELGIUM (1.7%)
Electrabel, S.A.
  (utilities-electrical & gas) ...............            1,010          216,606
Fortis AG (insurance) ........................            1,360          281,075
Generale de Banque, S.A. (banking) ...........              440          169,511
Kredietbank N.V. (banking) ...................              430          173,433
PetroFina, S.A. (energy sources) .............              650          246,345
Reunies Electrobel & Tractebel, S.A
  (multi-industry) ...........................              470          196,103
Solvay, S.A. Class A (chemicals) .............              300          176,910
                                                                      ----------
                                                                       1,459,983
                                                                      ----------

FRANCE (9.1%)
Alcatel Alsthom, S.A.
  (electrical & electronics) .................            2,567          321,808
AXA-UAP, S.A. (insurance) ....................            5,228          325,474
Carrefour, S.A. (merchandising) ..............              905          657,910
Compagnie de Saint Gobain, S.A
  (miscellaneous-materials &
  commodities) ...............................            2,103          306,983
Compagnie de Suez, S.A. (banking) ............          111,240          273,793
Compagnie Financiere de Paribas,
  S.A. Class A (banking) .....................            2,916          201,654
Compagnie Generale des Eaux, S.A.
  (business & public services) ...............            3,597          461,349
Elf Aquitaine, S.A. (energy sources) .........            4,873          526,235
Eridania Beghin-Say, S.A.
  (food & household products) ................            1,030          154,388
Groupe Danone, S.A.
  (food & household products) ................            1,833          303,163
Havas, S.A.
  (business & public services) ...............            2,799          201,906
Lafarge, S.A.
  (building materials & components) ..........            2,250          140,076
L'Air Liquide, S.A. (chemicals) ..............            3,321          527,770
L'Oreal, S.A.
  (health & personal care) ...................            1,947          821,127
LVMH (Moet Hennessy Louis Vuitton),
  S.A. (beverages & tobacco) .................            1,820          489,804
Michelin (CGDE), S.A. Class B
  (tire & rubber) ............................            2,769          166,444
Pernod-Ricard, S.A.
  (beverages & tobacco) ......................              980           50,578
Pinault-Printemps-Redoute, S.A.
  (building materials & components) ..........              570          274,178
PSA Peugeot, S.A. (automobiles) ..............              520           50,309

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay International Equity Fund


                                                         Shares         Value
                                                       =========================
COMMON STOCKS (Continued)
FRANCE (Continued)
Rhone-Poulenc, S.A. Class A
  (chemicals) ................................            3,813       $  155,873
Schneider, S.A.
  (machinery & engineering) ..................            2,987          159,146
Societe Generale, S.A.
  (banking) ..................................            2,970          331,859
Suez Lyonnaise des Eaux, S.A.
  (multi-industry) ...........................              980           98,819
Thomson CSF, S.A.
  (aerospace & military technology) ..........            4,791          123,551
Total, S.A. Class B (energy sources) .........            4,474          452,664
                                                                      ----------
                                                                       7,576,861
                                                                      ----------

GERMANY (10.0%)
Allianz AG Registered (insurance) ............            5,000        1,047,326
BASF AG (chemicals) ..........................           17,550          649,111
Bayer AG (chemicals) .........................           18,500          711,533
Daimler-Benz AG (automobiles) ................            7,600          617,147
Deutsche Bank AG (banking) ...................            4,950          289,466
Deutsche Telekom AG
  (telecommunications) .......................           38,850          936,395
Dresdner Bank AG (banking) ...................           20,450          707,668
Karstadt AG (merchandising) ..................               50           17,819
Linde AG
  (machinery & engineering) ..................              300          229,838
Mannesmann AG
  (machinery & engineering) ..................              550          245,246
Muenchener Rueckversicherungs-
  Gesellschaft AG Registered
  (insurance) ................................              104          291,851
Preussag AG (multi-industry) .................               50           14,648
RWE AG (utilities-electrical & gas) ..........            6,400          275,461
Siemens AG (electrical & electronics) ........           23,300        1,384,602
Thyssen AG (metals-steel) ....................              150           35,552
VEBA AG (utilities-electrical & gas) .........            4,500          253,080
Viag AG (multi-industry) .....................              750          341,313
Volkswagen AG (automobiles) ..................              400          306,909
                                                                      ----------
                                                                       8,354,965
                                                                      ----------

HONG KONG (3.8%)
Cheung Kong (Holdings), Ltd.
  (real estate) ..............................           55,000          543,096
China Light & Power Co., Ltd.
  (utilities-electrical & gas) ...............           51,000          288,993
Hang Seng Bank, Ltd. (banking) ...............           32,800          467,830
Hong Kong Telecommunications, Ltd.
  (telecommunications) .......................          222,000          530,123
Hutchison Whampoa, Ltd.
  (multi-industry) ...........................           63,000          544,838


                                                         Shares         Value
                                                       =========================
HONG KONG (Continued)
Sun Hung Kai Properties, Ltd.
   (real estate) .............................           42,000       $  505,534
Swire Pacific, Ltd. Class A
  (multi-industry) ...........................           32,500          292,604
                                                                      ----------
                                                                       3,173,018
                                                                      ----------

ITALY (5.7%)
Assicurazioni Generali S.p.A.
  (insurance) ................................           23,515          427,249
Banca Commerciale Italiana S.p.A.
  (banking) ..................................           75,000          155,232
Benetton Group S.p.A.
  (textile & apparel) ........................            9,880          157,726
Credito Italiano S.p.A. (banking) ............           66,000          120,693
Edison S.p.A. (energy sources) ...............           16,000           79,545
Ente Nazionale Idrocarburi S.p.A.
  (energy sources) ...........................          200,000        1,131,900
Fiat S.p.A. (automobiles) ....................           88,000          316,673
Fiat S.p.A. di Risp (automobiles) ............           26,000           48,845
Istituto Bancario San Paolo
  di Torino S.p.A. (banking) .................           26,500          193,061
Istituto Nazionale delle
  Assicurazioni S.p.A. (insurance) ...........          105,000          159,907
Italgas S.p.A.
  (utilities-electrical & gas) ...............           19,000           61,446
Mediobanca S.p.A.
  (financial services) .......................           19,500          118,329
Montedison S.p.A. (multi-industry) (a) .......          153,080          100,992
Olivetti Group S.p.A. (data
  processing & reproduction) (a) .............           70,000           19,818
Parmalat Finanziaria S.p.A.
  (food & household products) ................           94,000          132,929
Pirelli S.p.A. (industrial components) .......           68,000          168,333
Riunione Adriatica di Sicurta S.p.A.
  (insurance) ................................           14,325          113,291
Sirti S.p.A. (telecommunications) ............           11,500           66,301
Telecom Italia S.p.A.
  (telecommunications) .......................          165,000          493,832
Telecom Italia S.p.A. di Risp
  (telecommunications) .......................           43,000           85,081
Telecom Italia Mobile S.p.A.
  (telecommunications) .......................          165,000          533,610
Telecom Italia Mobile S.p.A. di Risp
  (telecommunications) .......................           41,000           73,288
                                                                      ----------
                                                                       4,758,081
                                                                      ----------

JAPAN (25.6%)
Ajinomoto Co., Inc.
  (food & household products) (c) ............           10,000          107,490
Asahi Bank, Ltd. (banking) (c) ...............           30,000          255,616
Asahi Chemical Industry Co., Ltd.
  (chemicals) (c) ............................           51,000          305,297

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Portfolio of Investments (unaudited) continued


                                                         Shares         Value
                                                       =========================
COMMON STOCKS (Continued)

JAPAN (Continued)
Asahi Glass Co., Ltd. (miscellaneous-
  materials & components) (c) ................           27,000       $  268,986
Bank of Tokyo-Mitsubishi, Ltd.
  (banking) (c) ..............................            1,000           20,100
Bridgestone Corp.
  (industrial components) (c) ................            7,000          162,720
Canon, Inc. (recreation &
  other consumer goods) (c) ..................           23,000          627,111
Chiba Bank, Ltd. (banking) (c) ...............            4,000           23,840
Dai Nippon Printing Co., Ltd.
  (business & public services) (c) ...........           14,000          316,876
Daiei, Inc. (merchandising) (c) ..............           14,000           89,924
Daiwa House Industry Co., Ltd.
  (construction & housing) (c) ...............           10,000          122,346
Denso Corp.
  (industrial components) (c) ................            3,000           71,835
Fanuc, Ltd. (electronic
  components & instruments) (c) ..............            4,000          153,806
Fuji Bank, Ltd. (banking) (c) ................           36,000          541,119
Fuji Photo Film, Ltd. (recreation &
  other consumer goods) (c) ..................            4,000          161,147
Fujitsu, Ltd. (data processing &
  reproduction) (c) ..........................           27,000          375,165
Furukawa Electric Co.
  (industrial components) (c) ................           33,000          210,234
Hankyu Corp.
  (transportation-road & rail) (c) ...........           16,000           88,509
Hitachi Corp., Ltd.
  (electrical & electronics) (c) .............           83,000          928,431
Honda Motor Co., Ltd.
  (automobiles) (c) ..........................            9,000          271,346
Industrial Bank of Japan, Ltd.
  (banking) (c) ..............................           31,000          482,218
Itochu Corp. (wholesale &
  international trade) (c) ...................           62,000          334,302
Japan Airlines Co.
  (transportation-airlines) (a)(c) ...........           24,000          109,272
Japan Energy Corp.
  (energy sources) (c) .......................           52,000          136,328
Joyo Bank (banking) (c) ......................            8,000           44,254
Kajima Corp.
  (construction & housing) (c) ...............            9,000           52,775
Kansai Electric Power Co., Inc.
  (utilities-electrical & gas) (c) ...........            7,000          135,192
Kao Corp.
  (food & household products) (c) ............           32,000          444,640
Kawasaki Steel Corp.
  (metals-steel) (c) .........................            6,000           19,558
Kinki Nippon Railway Co., Ltd.
  (transportation-road & rail) (c) ...........           23,000          140,698


                                                         Shares         Value
                                                       =========================
JAPAN (Continued)
Kirin Brewery Co., Ltd.
  (beverages & tobacco) (c) ..................           30,000       $  311,982
Komatsu, Ltd.
  (machinery & engineering) (c) ..............           27,000          219,436
Kubota Corp.
  (machinery & engineering) (c) ..............           60,000          294,155
Marubeni Corp. (wholesale &
   international trade) (c) ..................           58,000          263,568
Marui Co., Ltd. (merchandising) (c) ..........           10,000          186,141
Matsushita Electric Industrial Co.,
  Ltd. (appliances & household
  durables) (c) ..............................           15,000          302,806
Mitsubishi Chemical Corp.
  (chemicals) (c) ............................           34,000          111,125
Mitsubishi Corp. (multi-industry) (c) ........           24,000          299,923
Mitsubishi Electric Corp.
  (electrical & electronics) (c) .............           56,000          313,695
Mitsubishi Estate Co., Ltd.
  (construction & housing) (c) ...............            9,000          130,561
Mitsubishi Heavy Industries, Ltd.
  (machinery & engineering) (c) ..............          113,000          868,019
Mitsubishi Trust & Banking Corp.
  (financial services) .......................           18,000          284,717
Mitsui Engineering & Shipbuilding Co.,
  Ltd. (machinery & engineering) (a) .........           44,000           96,129
Mitsui Fudosan Co., Ltd.
  (construction & housing) ...................           17,000          234,730
Mitsui Marine & Fire Insurance Co.,
  Ltd. (insurance) ...........................           11,000           79,595
Mitsui Trust & Banking Co., Ltd. .............
  (financial services) .......................            7,000           52,915
Mitsukoshi, Ltd. (merchandising) .............            4,000           28,489
NEC Corp. (electrical & electronics) .........           23,000          321,595
Nippon Express Co., Ltd.
  (transportation-road & rail) ...............            9,000           71,966
Nippon Paper Industries Co.
  (forest products & paper) ..................           13,000           75,321
Nippon Steel Corp. (metals-steel) ............          145,000          463,779
Nippon Yusen Kabushiki Kaisha
  (transportation-shipping) ..................            5,000           19,444
Nissan Motor Co., Ltd. (automobiles) .........           54,000          419,524
NKK Corp. (metals-steel) .....................           96,000          206,380
Nomura Securities Co., Ltd.
  (financial services) .......................           16,000          220,922
Obayashi Corp.
  (construction & housing) ...................           16,000          107,245
Oji Paper Co., Ltd.
  (forest products & paper) ..................           11,000           68,155
Osaka Gas Co., Ltd.
  (utilities-electrical & gas) ...............            6,000           17,251
Sakura Bank, Ltd. (banking) ..................           41,000          314,587
Sankyo Co., Ltd.
  (health & personal care) .....................          4,000          134,581

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay International Equity Fund


                                                         Shares         Value
                                                       =========================
COMMON STOCKS (Continued)
JAPAN (Continued)
Sanyo Electric Co., Ltd.
  (appliances & household durables) ..........           19,000       $   85,345
Sekisui Chemical Co., Ltd.
  (building materials & components) ..........            2,000           20,274
Sekisui House, Ltd.
  (construction & housing) ...................            2,000           20,274
Sharp Corp.
  (appliances & household durables) ..........           14,000          193,307
Shimizu Corp.
  (construction & housing) ...................            9,000           54,033
Shiseido Co., Ltd.
  (health & personal care) ...................            2,000           33,033
Shizuoka Bank, Ltd. (banking) ................            1,000           11,448
Sony Corp.
  (appliances & household durables) ..........            6,000          523,816
Sumitomo Bank, Ltd. (banking) ................           41,000          673,602
Sumitomo Chemical Co. (chemicals) ............            6,000           27,213
Sumitomo Corp.
  (wholesale & international trade) ..........            8,000           76,204
Sumitomo Electric Industries
  (industrial components) ....................           17,000          285,241
Sumitomo Marine & Fire
  Insurance Co. (insurance) ..................           19,000          156,079
Sumitomo Metal Mining Co.
  (metals-nonferrous) ........................           14,000           99,100
Taisei Corp.
  (construction & housing) ...................           47,000          218,099
Taisho Pharmaceutical Co.
  (health & personal care) ...................            1,000           27,004
Takeda Chemical Industries, Ltd.
  (health & personal care) ...................           19,000          534,652
Teijin, Ltd. (chemicals) .....................          126,000          594,602
Tobu Railway Co., Ltd.
  (transportation-road & rail) ...............           44,000          203,409
Tohoku Electric Power
  (utilities-electrical & gas) ...............            2,000           35,655
Tokai Bank (banking) .........................           24,000          247,488
Tokio Marine & Fire Insurance Co.
  (insurance) ................................           23,000          301,496
Tokyo Dome Corp. (leisure & tourism) .........            7,000           94,206
Tokyo Electric Power Co., Inc.
  (utilities-electrical & gas) ...............           28,000          589,708
Tokyo Gas Co., Ltd.
  (utilities-electrical & gas) ...............           37,000          102,823
Tokyu Corp.
  (transportation-road & rail) ...............           10,000           62,134
Toppan Printing Co., Ltd.
  (business & public services) ...............           39,000          613,478
Tostem Corp.
  (building materials & components) ..........            3,000           83,108


                                                         Shares         Value
                                                       =========================
JAPAN (Continued)
Toto, Ltd.
  (building materials & components) ..........            1,000       $   12,322
Toyoda Automatic Loom Works, Ltd.
  (machinery & engineering) ..................            1,000           22,721
Toyota Motor Corp. (automobiles) .............           51,000        1,506,429
Yamaichi Securities Co., Ltd.
  (financial services) .......................           36,000          107,280
Yamanouchi Pharmaceutical Co., Ltd.
  (health & personal care) ...................            5,000          134,581
Yamazaki Baking Co., Ltd.
  (food & household products) ................            1,000           17,653
Yasuda Trust & Banking
  (financial services) .......................           42,000          160,763
                                                                      ----------
                                                                      21,448,451
                                                                      ----------

MALAYSIA (0.1%)
Telekom Malaysia Berhad
  (telecommunications) .......................           14,000           65,452
                                                                      ----------

NETHERLANDS (2.0%)
Elsevier N.V.
  (broadcasting & publishing) ................            6,200          103,791
ING Groep N.V. (insurance) ...................            5,307          245,128
Koninklijke PTT Nederland N.V.
  (forest products & paper) ..................            3,465          136,172
Philips Electronics N.V.
  (appliances & household durables) ..........            2,500          179,399
Royal Dutch Petroleum Co.
  (energy sources) ...........................           13,600          708,695
Unilever CVA N.V.
  (food & household products) ................            1,200          253,067
Wolters Kluwer CVA N.V.
  (broadcasting & publishing) ................              503           61,356
                                                                      ----------
                                                                       1,687,608
                                                                      ----------

NEW ZEALAND (1.9%)
Brierley Investments Ltd.
  (multi-industry) ...........................          237,000          231,295
Carter Holt Harvey Ltd.
  (forest products & paper) ..................          144,600          373,378
Fletcher Challenge Building
  (building materials & components) ..........           30,200           90,671
Fletcher Challenge Energy
  (energy sources) ...........................           30,500           91,985
Fletcher Challenge Forest
  (forest products & paper) ..................            4,964            7,200
Fletcher Challenge Paper
  (forest products & paper) ..................           63,400          153,396
Telecom Corp. of New Zealand Ltd.
  (telecommunications) .......................          136,200          692,300
                                                                      ----------
                                                                       1,640,225
                                                                      ----------


The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Portfolio of Investments (unaudited) continued

                                                         Shares         Value
                                                       =========================
COMMON STOCKS (Continued)

NORWAY (2.1%)
Bergesen d.y. ASA Class A
  (transportation-shipping) ..................            7,500       $  177,747
Bergesen d.y. ASA Class B
  (transportation-shipping) ..................            1,400           33,084
Dyno Industrier ASA (chemicals) ..............            1,200           30,980
Hafslund ASA Class A
  (energy sources) ...........................            2,700           16,228
Hafslund ASA Class B
  (energy sources) ...........................            1,700            9,242
Kvaerner ASA Class B
  (machinery & engineering) ..................            1,100           61,605
Norsk Hydro ASA (energy sources) .............           17,800          970,139
Norske Skogindustrier ASA Class A
  (forest products & paper) ..................            3,400          117,965
Nycomed ASA Class A
  (health & personal care) ...................            2,700           39,832
Nycomed ASA Class B
  (health & personal care) ...................            1,700           24,267
Orkla ASA Class A (multi-industry) ...........            3,800          280,297
                                                                      ----------
                                                                       1,761,386
                                                                      ----------

SINGAPORE (1.2%)
City Developments, Ltd. (real estate)                    10,000           97,912
DBS Land, Ltd. (real estate) .................           12,000           37,934
Development Bank of Singapore, Ltd.
  Foreign Registered (banking) ...............            8,000          100,710
Fraser & Neave, Ltd.
  (beverages & tobacco) ......................            4,200           29,961
Keppel Corp., Ltd.
  (machinery & engineering) ..................           11,250           49,727
Oversea-Chinese Banking Corp., Ltd.
  Foreign Registered (banking) ...............           10,800          111,788
Singapore Airlines, Ltd.
  Foreign Registered
  (transportation-airlines) ..................           15,000          134,280
Singapore Press Holdings, Ltd.
  Foreign Registered
  (broadcasting & publishing) ................            3,000           60,426
Singapore Telecommunications, Ltd.
  (telecommunications) .......................          141,000          260,335
United Overseas Bank, Ltd.
  Foreign Registered (banking) ...............           10,000          102,808
                                                                      ----------
                                                                         985,881
                                                                      ----------

SPAIN (2.3%)
Acerinox, S.A. (metals-steel) ................              286           53,688
Autopistas Concesionares Espanola,
  S.A. (business & public services) ..........            8,340          113,407


                                                         Shares         Value
                                                       =========================
SPAIN (Continued)
Banco de Bilbao Vizcaya, S.A.
  Registered (banking) .......................            2,720       $  221,365
Banco de Central Hispanoamericano,
  S.A. (banking) .............................            1,810           66,330
Banco de Santander, S.A. (banking) ...........            5,880          181,501
Corporacion Bancaria de Espana,
  S.A. (banking) .............................            1,430           80,211
Corporacion Mapfre, S.A. (insurance) .........              590           31,449
Empresa Nacional de Electricidad,
  S.A. (utilities-electrical & gas) ..........            2,930          246,424
Fomento de Construcciones y
  Contratas, S.A.
  (construction & housing) ...................            1,140          145,639
Gas Natural SDG, S.A.
  (utilities-electrical & gas) ...............              890          194,785
Iberdrola, S.A.
  (utilities-electrical & gas) ...............            9,740          123,173
Repsol, S.A. (energy sources) ................            3,800          160,960
Telefonica de Espana, S.A.
  (telecommunications) .......................           11,480          332,504
                                                                      ----------
                                                                       1,951,436
                                                                      ----------

SWITZERLAND (6.4%)
Credit Suisse Group Registered
  (banking) ..................................            3,200          411,565
Nestle S.A. Registered
  (food & household products) ................              700          924,787
Novartis S.A. Registered
  (health & personal care) ...................            1,000        1,600,989
Roche Holdings AG Genusscheine
  (health & personal care) ...................              100          905,786
Schweizerische Bankverein
  Registered (banking) (a) ...................            1,500          401,791
Schweizerische Rueckversicherungs
  Gesellschaft Registered (insurance) ........              200          283,294
UBS-Union Bank of Switzerland
  (banking) ..................................              400          458,209
Zurich Versicherungs Gesellschaft
  Registered (insurance) .......................          1,000          398,532
                                                                      ----------
                                                                       5,384,953
                                                                      ----------

UNITED KINGDOM (7.4%)
Abbey National PLC (banking) .................           12,970          177,005
Barclays PLC (banking) .......................           18,467          366,357
Bass PLC (beverages & tobacco) ...............            2,350           28,668
B.A.T. Industries PLC
  (beverages & tobacco) ......................           20,823          186,275
BG PLC (energy sources) ......................           35,310          129,874
BOC Group PLC (chemicals) ....................            1,850           32,175
Boots Co. PLC (merchandising) ................            2,603           30,477
British Airways PLC
  (transportation-airlines) ..................            2,032           23,149

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay International Equity Fund


                                                         Shares         Value
                                                       =========================
COMMON STOCKS (Continued)

UNITED KINGDOM (Continued)
British Petroleum Co. PLC
  (energy sources) ...........................           44,047       $  547,240
British Telecommunications PLC
  (telecommunications) .......................           37,780          280,433
BTR PLC (multi-industry) .....................           44,550          152,367
Cable & Wireless PLC
  (telecommunications) .......................           14,447          132,844
Centrica PLC (energy sources) ................           35,310           43,046
Commercial Union PLC (insurance) .............            2,046           21,504
EMI Group PLC (recreation & other
  consumer goods) ............................            1,640           29,410
Energy Group PLC (energy sources) ............            6,283           67,028
General Electric Co. PLC
  (electrical & electronics) .................           27,656          165,240
GKN PLC (machinery & engineering) ............            1,109           19,094
Glaxo Wellcome PLC
  (health & personal care) ...................           25,948          535,497
Granada Group PLC
  (leisure & tourism) ........................            6,370           83,753
Grand Metropolitan PLC
  (multi-industry) ...........................           22,212          214,966
Great Universal Stores PLC
  (The) (merchandising) ......................           12,940          130,939
Guinness PLC (beverages & tobacco) ...........           20,050          196,211
Hanson PLC (multi-industry) ..................            7,854           39,018
HSBC Holdings PLC
  (financial services) .......................            4,993          153,608
Imperial Chemical Industries PLC
  (chemicals) ................................            1,150           15,991
Imperial Tobacco Group PLC
  (beverages & tobacco) ......................            6,283           40,415
Kingfisher PLC (merchandising) ...............            1,597           18,127
Lloyds TSB Group PLC (banking) ...............           41,236          422,755
Marks & Spencer PLC
  (merchandising) ............................           39,026          323,456
MEPC PLC (real estate) .......................              980            8,041
National Power PLC
  (utilities-electrical & gas) ...............           11,860          103,035
Peninsular & Oriental Steam
  Navigation Co. Deferred Stock
  (The) (transportation-shipping) ............            8,611           85,988
Prudential Corp. PLC (insurance) .............           18,880          182,719
Rank Group PLC (leisure & tourism) ...........            9,710           61,490
Redland PLC (building
  materials & components) ....................            1,915           10,852
Reed International PLC
  (broadcasting & publishing) ................           31,300          303,179
Reuters Holdings PLC
  (broadcasting & publishing) ................           10,840          114,200
Rio Tinto PLC Registered
  (metals-nonferrous) ........................            9,140          159,191


                                                         Shares         Value
                                                       =========================
UNITED KINGDOM (Continued)
RMC Group PLC
  (building materials & components) ..........              990       $   16,073
Sainsbury (J.) PLC (merchandising) ...........           12,315           74,707
Scottish Power PLC
  (utilities-electrical & gas) ...............           23,010          149,736
Thorn PLC
  (appliances & household durables) ..........            1,640            4,695
Unilever PLC
  (food & household products) ................            8,730          250,123
Vodafone Group PLC (multi-industry) ..........            5,287           25,737
                                                                      ----------
                                                                       6,156,688
                                                                      ----------
Total Common Stocks
  (Cost $67,480,114) .........................                        74,259,570
                                                                      ----------

PREFERRED STOCK (0.1%)

AUSTRIA (0.1%)
Creditanstalt-Bankverein Vorzug AG
  (banking) ..................................            1,550           62,323
                                                                      ----------

Total Preferred Stock
  (Cost $90,929) .............................                            62,323
                                                                      ----------

WARRANTS (0.0%)(b)

FRANCE (0.0%)(b)
Compagnie Generale des Eaux, S.A.
  Call Warrants
  Strike price FF 900
  Expire 5/2/01
  (business & public services) (a) ...........            3,597            2,157
                                                                      ----------

Total Warrants ...............................                             2,157
                                                                      ----------


The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Portfolio of Investments (unaudited) continued

                                                  Principal
                                                    Amount            Value
                                                 ============================
OPTIONS (0.2%)
UNITED STATES (0.2%)
U.S. Dollar Call/Deutsche Mark Put
  Strike price DM 1.695
  Expire 8/25/97 ..........................     $  5,265,000      $   152,575
  Strike price DM 1.745
  Expire 9/15/97 ..........................        1,395,000           19,018
                                                                   ----------
Total Options
  (Cost $95,657) ..........................                           171,593
                                                                   ----------


SHORT-TERM INVESTMENT (4.6%)
COMMERCIAL PAPER (4.6%)


UNITED STATES (4.6%)
Merrill Lynch & Co. Inc.
  6.22%, due 7/1/97 .......................        3,900,000        3,900,000
                                                                   ----------
Total Short-Term Investment
  (Cost $3,900,000) .......................                         3,900,000
                                                                   ----------
Total Investments
  (Cost $71,566,700)(d) ...................             93.6%      78,395,643(e)
Cash and Other Assets,
  Less Liabilities ........................              6.4        5,328,540
                                                ------------      -----------
Net Assets ................................            100.0%     $83,724,183
                                                ============      ===========

----------

(a)  Non-income producing securities.

(b)  Less than one tenth of a percent.

(c) Segregated as collateral for options and forward foreign currency contracts.

(d)  The cost for Federal income tax purposes is $71,645,222.

(e) At June 30, 1997 net unrealized appreciation for securities was $6,750,421, based on cost for Federal income tax purposes. This consisted of aggregate gross unrealized appreciation for all investments on which there was an excess of market value over cost of $11,160,704 and aggregate gross unrealized depreciation for all investments on which there was an excess of cost over market value of $4,410,283.

(f)  The following abbreviations are used in the above portfolio:
     DM -Deutsche Mark
     FF -French Franc

The table below sets forth the diversification of International Equity Fund investments by industry.

                                                          Value         Percent+
                                                       =========================
INDUSTRY DIVERSIFICATION
Aerospace & Military Technology ...............        $   123,551          0.1%
Appliances & Household Durables ...............          1,289,367          1.5
Automobiles ...................................          3,537,183          4.2
Banking .......................................         10,850,173         13.0
Beverages & Tobacco ...........................          1,731,863          2.1
Broadcasting & Publishing .....................          1,020,721          1.2
Building Materials & Components ...............          1,181,780          1.4
Business & Public Services ....................          1,919,116          2.3
Chemicals .....................................          3,338,579          4.0
Construction & Housing ........................          1,085,702          1.3
Data Processing & Reproduction ................            394,984          0.5
Electrical & Electronics ......................          3,435,372          4.1
Electronic Components
  & Instruments ...............................            153,806          0.2
Energy Sources ................................          6,863,833          8.2
Financial Services ............................          4,998,533          6.0
Food & Household Products .....................          2,588,239          3.1
Forest Products & Paper .......................          1,330,433          1.6
Health & Personal Care ........................          4,791,348          5.7
Industrial Components .........................            898,362          1.1
Insurance .....................................          4,595,843          5.5
Leisure & Tourism .............................            239,449          0.3
Machinery & Engineering .......................          2,539,675          3.0
Merchandising .................................          1,741,062          2.1
Metals-Nonferrous .............................          1,099,001          1.3
Metals-Steel ..................................            778,956          0.9
Miscellaneous-Materials
  & Commodities ...............................            306,983          0.4
Miscellaneous-Materials
  & Components ................................            268,986          0.3
Multi-Industry ................................          3,271,477          3.9
Real Estate ...................................          1,192,517          1.4
Recreation & Other Consumer Goods .............            817,668          1.0
Telecommunications ............................          4,482,498          5.3
Textile & Apparel .............................            157,726          0.2
Tire & Rubber .................................            166,444          0.2
Transportation-Airlines .......................            432,315          0.5
Transportation-Road & Rail ....................            566,715          0.7
Transportation-Shipping .......................            316,263          0.4
Utilities-Electrical & Gas ....................          3,043,453          3.6
Wholesale & International Trade ...............            674,074          0.8
                                                       -----------        -----
                                                        78,224,050         93.4
Cash and Other Assets,
  Less Liabilities ............................          5,500,133          6.6
                                                       -----------        -----
Net Assets ....................................        $83,724,183        100.0%
                                                       ===========        =====

----------

+    Percentages indicated are based on Fund net assets.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of June 30, 1997 (unaudited)


ASSETS:
Investment in securities, at value
  (identified cost $71,566,700) ..............................     $ 78,395,643
Cash denominated in foreign currencies
  (identified cost $5,268,531) ...............................        5,301,810
Cash .........................................................          651,114
Receivables:
  Investment securities sold .................................        6,187,264
  Dividends and interest .....................................          352,565
  Fund shares sold ...........................................          203,463
Unrealized net appreciation on forward
  foreign currency contracts .................................          541,072
Unamortized organization expense .............................           17,643
                                                                   ------------
   Total assets ..............................................       91,650,574
                                                                   ------------

LIABILITIES:
Payables:
  Investment securities purchased ............................        7,647,747
  NYLIFE Distributors ........................................           78,993
  Adviser ....................................................           40,175
  Fund shares redeemed .......................................           40,040
  Transfer agent .............................................           31,415
  Custodian ..................................................           13,053
  Trustees ...................................................              502
Accrued expenses .............................................           74,466
                                                                   ------------
   Total liabilities .........................................        7,926,391
                                                                   ------------
Net assets ...................................................     $ 83,724,183
                                                                   ============


COMPOSITION OF NET ASSETS:
Shares of beneficial interest outstanding
(par value of $.01 per share) unlimited number
of shares authorized:
  Class A ....................................................     $     15,877
  Class B ....................................................           56,647
Additional paid-in capital ...................................       73,027,203
Accumulated distribution in excess of net
  investment income ..........................................       (1,225,875)
Accumulated undistributed net realized
  gain on investments ........................................          132,660
Accumulated undistributed net realized gain
  on foreign currency transactions ...........................        4,306,623
Net unrealized appreciation on investments ...................        6,828,943
Net unrealized appreciation on translation of
  assets and liabilities in foreign currencies
  and forward foreign currency contracts .....................          582,105
                                                                   ------------
Net assets ...................................................     $ 83,724,183
                                                                   ============

CLASS A
Net assets applicable to outstanding shares ..................     $ 18,514,837
                                                                   ============
Shares of beneficial interest outstanding ....................        1,587,656
                                                                   ============
Net asset value per share outstanding ........................     $      11.66
Maximum sales charge (5.50% of offering price) ...............             0.68
                                                                   ------------
Maximum offering price per share outstanding .................     $      12.34
                                                                   ============
CLASS B
Net assets applicable to outstanding shares ..................     $ 65,209,346
                                                                   ============
Shares of beneficial interest outstanding ....................        5,664,662
                                                                   ============
Net asset value and offering price per share outstanding .....     $      11.51
                                                                   ============


The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the six months ended June 30, 1997 (unaudited)


INVESTMENT INCOME:
Income:
  Dividends (a) ...............................................     $   852,369
  Interest ....................................................         107,506
                                                                    -----------
   Total income ...............................................         959,875
                                                                    -----------
Expenses:
  Advisory ....................................................         219,186
  Distribution--Class B .......................................         191,700
  Administration ..............................................         146,124
  Transfer agent ..............................................         131,946
  Service .....................................................          91,327
  Shareholder communication ...................................          35,760
  Custodian ...................................................          29,841
  Registration ................................................          23,282
  Professional ................................................          17,822
  Recordkeeping ...............................................          13,921
  Amortization of organization expense ........................           3,973
  Trustees ....................................................             948
  Miscellaneous ...............................................          11,368
                                                                    -----------
   Total expenses .............................................         917,198
                                                                    -----------
Net investment income .........................................          42,677
                                                                    -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
  AND FOREIGN CURRENCY TRANSACTIONS:
Net realized gain from:
  Security transactions .......................................         594,847
  Foreign currency transactions ...............................       4,306,623
                                                                    -----------
Net realized gain on investments and foreign
  currency transactions .......................................       4,901,470
                                                                    -----------
Net change in unrealized appreciation on investments:
  Security transactions .......................................       5,314,753
  Translation of assets and liabilities in foreign
     currencies and forward foreign currency contracts ........      (2,060,116)
                                                                    -----------
Net unrealized gain on investments and foreign currencies .....       3,254,637
                                                                    -----------
Net realized and unrealized gain on investments and
  foreign currency transactions ...............................       8,156,107
                                                                    -----------
Net increase in net assets resulting from operations ..........     $ 8,198,784
                                                                    ===========

----------

(a)  Dividends recorded net of foreign withholding taxes of $121,291.


The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Changes in Net Assets

                                                                       Six months
                                                                          ended       Year ended
                                                                         June 30,     December 31,
                                                                           1997*          1996
                                                                      ============    ============
INCREASE IN NET ASSETS:
Operations:
  Net investment income (loss) ....................................   $     42,677    $   (361,140)
  Net realized gain (loss) on investments .........................        594,847        (130,336)
  Net realized gain on foreign currency transactions ..............      4,306,623       2,153,275
  Net change in unrealized appreciation on investments ............      5,314,753         656,008
  Net change in unrealized appreciation on translation
   of assets and liabilities in foreign currencies and
   forward foreign currency contracts .............................     (2,060,116)      2,501,469
                                                                      ------------    ------------
  Net increase in net assets resulting from operations ............      8,198,784       4,819,276
                                                                      ------------    ------------
Dividends and distributions to shareholders:
  From net realized gain on foreign
  currency transactions:
   Class A ........................................................           --          (844,610)
   Class B ........................................................           --        (2,225,095)
  In excess of net realized gain on investments:
   Class A ........................................................           --           (45,418)
   Class B ........................................................           --          (135,451)
                                                                      ------------    ------------
     Total dividends and distributions to shareholders ............           --        (3,250,574)
                                                                      ------------    ------------
Capital share transactions:
Net proceeds from sale of shares:
   Class A ........................................................      5,283,326       6,802,966
   Class B ........................................................     16,943,398      33,209,658
  Net asset value of shares issued to shareholders in
  reinvestment of dividends and distributions:
   Class A ........................................................           --           465,182
   Class B ........................................................           --         2,239,545
                                                                      ------------    ------------
                                                                        22,226,724      42,717,351
  Cost of shares redeemed:
   Class A ........................................................     (6,119,510)     (3,191,297)
   Class B ........................................................    (10,766,185)     (9,106,589)
                                                                      ------------    ------------
     Increase in net assets derived from capital share transactions      5,341,029      30,419,465
                                                                      ------------    ------------
     Net increase in net assets ...................................     13,539,813      31,988,167
NET ASSETS:
Beginning of period ...............................................     70,184,370      38,196,203
                                                                      ------------    ------------
End of period .....................................................   $ 83,724,183    $ 70,184,370
                                                                      ============    ============
Accumulated distribution in excess of net investment income .......   $ (1,225,875)   $ (1,268,552)
                                                                      ============    ============

----------
*    Unaudited.


The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios



                                                                                                                         Class B
                                                                                                                     ===============
                                   Class A       Class B        Class A        Class B        Class A      Class B   September 13,**
                                  ==========    ==========     ==========     ==========     ==========   ==========     through
                                      Six months ended                 Year ended                   Year ended         December 31,
                                       June 30, 1997*               December 31, 1996           December 31, 1995         1994
                                  ========================     =========================     ======================= ===============

Net asset value at
  beginning of period .........   $    10.48    $    10.38     $    10.05     $     9.97     $     9.77   $     9.77   $    10.00
                                  ----------    ----------     ----------     ----------     ----------   ----------   ----------
Net investment income
  (loss) ......................         0.02         (0.01)          0.29           0.24           0.27         0.26        (0.04)
Net realized and
  unrealized gain (loss)
  on investments ..............         0.84          0.83           0.07           0.07           0.10         0.07        (0.16)
Net realized and
  unrealized gain (loss)
  on foreign currency
  transactions ................         0.32          0.31           0.62           0.59           0.14         0.09        (0.03)
                                  ----------    ----------     ----------     ----------     ----------   ----------   ----------
Total from investment
  operations ..................         1.18          1.13           0.98           0.90           0.51         0.42        (0.23)
                                  ----------    ----------     ----------     ----------     ----------   ----------   ----------
Less dividends and
  distributions:
From net realized gain on
  foreign currency
  transactions ................         --            --            (0.52)         (0.46)         (0.15)       (0.15)        --
In excess of net realized
  gain on investments .........         --            --            (0.03)         (0.03)         (0.08)       (0.07)        --
                                  ----------    ----------     ----------     ----------     ----------   ----------   ----------
Total dividends and
  distributions ...............         --            --            (0.55)         (0.49)         (0.23)       (0.22)        --
                                  ----------    ----------     ----------     ----------     ----------   ----------   ----------
Net asset value at end
  of period ...................   $    11.66    $    11.51     $    10.48     $    10.38     $    10.05   $     9.97   $     9.77
                                  ==========    ==========     ==========     ==========     ==========   ==========   ==========
Total investment return (a) ...        11.26%        10.89%          9.78%          9.05%          5.25%        4.27%       (2.30%)
Ratios (to average net assets)/
   Supplemental Data:
     Net investment
      income (loss) ...........         0.64%+       (0.04%)+        (0.1%)         (0.8%)         (0.2%)       (1.0%)       (1.6%)+

     Expenses .................         1.99%+        2.67%+          2.0%           2.7%           2.2%         3.0%         3.9%+
Portfolio turnover rate .......           14%           14%            19%            19%            25%          25%           9%
Average commission
  rate paid ...................   $   0.0337    $   0.0337     $   0.0374     $   0.0374            (b)          (b)          (b)
Net assets at end of
  period (in 000's) ...........   $   18,515    $   65,209     $   17,475     $   52,709     $   12,856   $   25,341   $   20,549

----------

*    Unaudited.

**   Commencement of Operations.

+    Annualized.

(a) Total return is calculated exclusive of sales charges and is not annualized.

(b) Disclosure of amount required for fiscal years beginning on or after September 1, 1995.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay International Equity Fund


Note 1--Organization and Business:

The MainStay Funds were organized on January 9, 1986 as a Massachusetts Business Trust. The Trust is registered under the Investment Company Act of 1940, as amended, (the "Act") as an open-end management investment company and is comprised of fourteen funds. These financial statements and notes relate only to MainStay International Equity Fund (the "Fund").

The Fund currently offers two classes of shares. Class A shares, whose distribution commenced on January 3, 1995, are offered at net asset value per share plus an initial sales charge. Class B shares are offered without an initial sales charge, although a declining contingent deferred sales charge may be imposed on redemptions made within six years of purchase. Class A shares and Class B shares bear the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights and conditions except that the Class B shares are subject to higher distribution fee rates. Each class of shares bears distribution and/or service fee payments under a distribution plan pursuant to Rule 12b-1 under the Investment Company Act of 1940.

The Fund's investment objective is to seek long-term growth of capital commensurate with an acceptable level of risk by investing in a portfolio consisting primarily of non-U.S. equity securities.


Note 2--Significant Accounting Policies:

The following is a summary of significant accounting policies followed by the
Fund:


Valuation of Fund Shares. The net asset value per share of each class of shares is calculated on each day the New York Stock Exchange (the "Exchange") is open for trading as of the close of regular trading on the Exchange. The net asset value per share of each class of shares is determined by taking the assets attributable to a class of shares, subtracting the liabilities attributable to that class, and dividing the result by the outstanding shares of that class.


Securities Valuation. Portfolio securities of the Fund are stated at value determined (a) by appraising common and preferred stocks which are traded on the New York Stock Exchange at the last sale price on that day or, if no sale occurs, at the mean between the closing bid and asked prices, (b) by appraising common and preferred stocks traded on other United States national securities exchanges or foreign securities exchanges as nearly as possible in the manner described in (a) by reference to their principal exchange, including the National Association of Securities Dealers National Market System, (c) by appraising over-the-counter securities quoted on the National Association of Securities Dealers NASDAQ system (but not listed on the National Market System) at the bid price supplied through such system, (d) by appraising over-the-counter securities not quoted on the NASDAQ system at prices supplied by the pricing agent or brokers selected by the Adviser, if these prices are deemed to be representative of market values at the regular close of business of the New York Stock Exchange. Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost if

Notes to Financial Statements (unaudited)


their term to maturity at purchase was 60 days or less, or by amortizing the difference between market value on the 61st day prior to maturity and value on maturity date if their original term to maturity at purchase exceeded 60 days.

Events affecting the values of certain portfolio securities that occur between the close of trading on the principal market for such securities (foreign exchanges and over-the-counter markets) and the regular close of the New York Stock Exchange will not be reflected in the Fund's calculation of net asset value unless the Adviser believes that the particular event would materially affect net asset value, in which case an adjustment would be made.


Forward Foreign Currency Contracts. A forward foreign currency contract is an agreement to buy or sell currencies of different countries on a specified future date at a specified rate. During the period the forward contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market" such contract on a daily basis to reflect the market value of the contract at the end of each day's trading. When the forward contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund's basis in the contract. The Fund enters into forward foreign currency contracts in order to hedge its foreign currency denominated investments and receivables and payables against adverse movements in future foreign exchange rates.

The use of forward contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the statement of assets and liabilities. The contract amount reflects the extent of the Fund's involvement in these financial instruments. Risks arise from the possible movements in the foreign exchange rates underlying these instruments. The net unrealized appreciation on forward contracts reflects the Fund's exposure at period end to credit loss in the event of a counterparty's failure to perform its obligations.

Forward foreign currency contracts open at June 30, 1997:

                                                                                    Value on                           Unrealized
                                                                   Contract          Trade             Current        Appreciation/
                                                                    Amount            Date              Value        (Depreciation)
                                                                =============     =============     =============     =============
Foreign Currency Sale Contracts
-------------------------------
Australian Dollar, expiring 7/7/97--9/3/97 ........   A$            4,135,000     $   3,160,344     $   3,099,539     $      60,805
Deutsche Mark, expiring 7/7/97--10/20/97 ..........   DM           41,415,221        24,686,072        23,837,899           848,173
French Franc, expiring 8/18/97 ....................   FF           23,745,000         4,086,066         4,058,020            28,046
Italian Lira, expiring 8/1/97 .....................   IL        6,205,000,000         3,605,860         3,642,335           (36,475)
Japanese Yen, expiring 7/7/97--10/28/97 ...........   (Yen)     1,642,188,955        14,079,096        14,454,921          (375,825)
New Zealand Dollar, expiring 7/23/97 ..............   N$            2,305,000         1,584,457         1,561,241            23,216
Norwegian Krone, expiring 7/21/97 .................   NK            8,655,000         1,221,652         1,183,173            38,479
Spanish Peseta, expiring 8/1/97 ...................   SP          301,000,000         2,052,651         2,047,402             5,249
Swiss Franc, expiring 9/29/97--10/10/97 ...........   CF            9,493,000         6,652,670         6,589,870            62,800
                                                                                                                      -------------

                                                                                                                            654,468
                                                                                                                      -------------


MainStay International Equity Fund


                                                                                   Value on                             Unrealized
                                                                   Contract          Trade             Current         Appreciation/
                                                                    Amount            Date              Value         (Depreciation)
                                                                =============     =============     =============     =============
Foreign Currency Buy Contracts
------------------------------
Canadian Dollar, expiring 7/16/97 .............     C$              5,458,435     $   3,954,805     $   3,961,071     $       6,266
Deutsche Mark, expiring 7/7/97--9/29/97 .......     DM             33,869,529        19,782,055        19,483,843          (298,212)
French Franc, expiring 8/18/97 ................     FF             21,650,000         3,800,646         3,699,985          (100,661)
Italian Lira, expiring 8/1/97 .................     IL          2,450,000,000         1,431,041         1,438,150             7,109
Japanese Yen, expiring 7/7/97 .................     (Yen)       1,091,333,915         9,210,000         9,548,080           338,080
Pound Sterling, expiring 7/7/97 ...............     (Pound)         2,470,000         4,042,028         4,109,954            67,926
Swiss Franc, expiring 7/10/97--9/29/97 ........     CF              9,465,000         6,643,297         6,509,393          (133,904)
                                                                                                                      -------------
                                                                                                                           (113,396)
                                                                                                                      -------------
Net Appreciation ..............................                                                                       $     541,072
                                                                                                                      =============


Organization Costs. Costs incurred in connection with the Fund's initial organization and registration totalled approximately $49,000 and are being amortized over 60 months beginning at the commencement of operations.


Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no Federal income tax provision is required.

Investment income received by the Fund from foreign sources may be subject to foreign income taxes withheld at the source.


Dividends and Distributions to Shareholders. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends quarterly. Income dividends and capital gain distributions are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles.


Security Transactions and Investment Income. The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date and interest income is accrued daily. Discounts on securities purchased for the Fund are accreted on the constant yield method over the life of the respective securities.


Expenses. Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred except when allocations of direct expenses can otherwise fairly be made. The investment income and expenses (other than expenses incurred under the Distribution Plan) and realized and unrealized gains and losses on investments of the Fund are allocated to separate classes of shares based upon their relative net asset value on the date the income is earned or expenses and realized and unrealized gains and losses are incurred.

Notes to Financial Statements (unaudited) continued


Foreign Currency Investing. The books and records of the Fund are recorded in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the mean between the buying and selling rates last quoted by any major U.S. bank at the following dates:

(i) market value of investment securities, other assets and liabilities--at the valuation date,

(ii) purchases and sales of investment securities, income and expenses--at the date of such transactions.

The assets and liabilities of the Fund are presented at the exchange rates and market values at the close of the period. The changes in net assets arising from fluctuations in exchange rates and the changes in net assets resulting from changes in market prices are not separately presented. However, gains and losses from certain foreign currency transactions are treated as ordinary income for Federal income tax purposes.

Net realized gain (loss) on foreign currency transactions represents net gains and losses on forward currency contracts, net currency gains or losses realized as a result of differences between the amounts of securities sale proceeds or purchase cost, dividends, interest and withholding taxes as recorded on the Fund's books, and the U.S. dollar equivalent amount actually received or paid. Net currency gains or losses from valuing such foreign currency denominated assets and liabilities at period-end exchange rates are reflected in unrealized foreign exchange gains.

There are certain risks involved in investing in foreign securities that are in addition to the usual risks inherent in domestic instruments. These risks include those resulting from future adverse political and economic developments and possible imposition of currency exchange blockages or other foreign governmental laws or restrictions.

MainStay International Equity Fund


Foreign currency held at June 30, 1997:

                     Currency                            Cost           Value
==================================================    ===========    ===========
Australian Dollar           A$              93,162    $    72,021    $    68,942
Austrian Schilling          AS             328,016         27,226         26,753
Belgian Franc               BF              11,383            363            317
Danish Krone                DK               2,516            426            379
Deutsche Mark               DM           1,064,900        617,109        602,750
French Franc                FF             383,244         66,168         65,278
Hong Kong Dollar            HK             461,452         59,606         59,563
Italian Lira                IL         121,065,710         72,094         71,187
Japanese Yen                (Yen)        1,451,176         12,186         12,682
Malaysian Ringgit           MK              68,389         27,322         28,511
Netherland Guilder          NG              43,325         22,723         22,112
New Zealand Dollar          N$              48,329         33,496         32,757
Norwegian Krone             NK             187,922         26,702         25,670
Pound Sterling              (Pound)        935,109      1,481,109      1,556,310
Singapore Dollar            S$             291,010        201,891        203,532
Spanish Peseta              SP         368,699,369      2,529,577      2,506,787
Swiss Franc                 CF              26,650         18,512         18,280
                                                      -----------    -----------
                                                      $ 5,268,531    $ 5,301,810
                                                      ===========    ===========


Use of Estimates. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.


Note 3--Fees and Related Party Policies:


Investment Advisory and Administration Fees. MacKay-Shields Financial Corporation ("MacKay-Shields") acts as investment adviser to the Fund under an Investment Advisory Agreement. MacKay-Shields is a registered investment adviser and an indirect wholly-owned subsidiary of New York Life Insurance Company ("New York Life"). NYLIFE Distributors Inc. ("NYLIFE Distributors"), an indirect wholly-owned subsidiary of New York Life, is the Administrator for the Fund.

The Trust, on behalf of the Fund, pays the Adviser and Administrator each a monthly fee for the services performed and the facilities furnished at an annual rate of 0.60% and 0.40%, respectively, of the average daily net assets of the Fund.


Distribution and Service Fees. The Trust, on behalf of the Fund, has a Distribution Agreement with NYLIFE Distributors Inc. (the "Distributor"). The Fund, with respect to each class of shares, has adopted a Distribution Plan (the "Plan") in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Notes to Financial Statements (unaudited) continued


Pursuant to the Class A Plan, the Distributor receives payments from the Fund at an annual rate of 0.25% of the average daily net assets of the Fund's Class A shares, which is an expense of the Class A shares of the Fund for distribution or service activities as designated by the Distributor. Pursuant to the Class B Plan, the Fund's Class B shares are subject to the payment of a monthly distribution fee, which is an expense of the Class B shares of the Fund, at the annual rate of 0.75% of the lesser of:

(a) the aggregate gross sales of the Fund's Class B shares since the inception of the Fund (not including reinvestment of dividends or capital gains distributions), less the aggregate net asset value of the Fund's Class B shares exchanged or redeemed since the Fund's inception upon which a contingent deferred sales charge has been imposed or upon which such charge has been waived; or (b) the average daily net assets of the Fund's Class B shares.

The Distribution Plan provides that the Class B shares of the Fund also incur a service fee at the annual rate of 0.25% of the average daily net asset value of the Class B shares of the Fund. Service fee as shown on the statement of operations represents the fees for both Class A shares and Class B shares.

The Plan provides that the distribution fee is payable to NYLIFE Distributors regardless of the amounts actually expended by NYLIFE Distributors for distribution of the Fund's shares and service activities.

NYLIFE Distributors anticipates that its actual distribution expenditures will substantially exceed the distribution fee received by it during the initial years of the operation of the Plan and that in later years its expenditures may be less than the distribution fee.


Sales Charges. The Fund was advised that the amount of sales charge on sales of Class A Fund shares retained by NYLIFE Distributors was $6,117 for the six months ended June 30, 1997. The Fund was also advised that NYLIFE Distributors retained contingent deferred sales charges on redemptions of Class B shares of $46,565 for the six months ended June 30, 1997.


Trustees Fees. Trustees, other than those affiliated with New York Life, MacKay-Shields, NYLIFE Distributors or NYLIFE Securities, are paid an annual fee of $40,000 and $1,000 for each Board and Audit Committee meeting attended plus reimbursement for travel and out-of-pocket expenses. The Trust allocates this expense in proportion to the net assets of the respective Funds.


Capital. At June 30, 1997, NYLIFE Distributors held shares of Class A of the Fund with a net asset value of $7,288,687, which represents 39.4% of the net assets of Class A shares at period end.


Other. NYLIFE Distributors has received $10,194 for providing the Fund certain transfer agency services for the period January 1, 1997 through April 30, 1997. Effective May 1, 1997, MainStay Shareholder Services Inc. ("MSS"), an indirect wholly owned subsidiary of New York Life Insurance Company, was appointed Transfer, Dividend Disbursing and Shareholder Servicing Agent. MMS was paid $2,376 for services rendered May 1, 1997 through June 30, 1997.

MainStay International Equity Fund


Fees for the cost of legal services provided to the Fund by the Office of General Counsel of New York Life amounted to $1,249 for the six months ended June 30, 1997.

Fees for recordkeeping services provided to the Fund by NYLIFE Distributors are charged to the Fund. The fee for the six months ended June 30, 1997 amounted to $13,921.


Note 4--Federal Income Tax:

The Fund intends to elect, to the extent provided by the regulations, to treat $409,805 of qualifying capital losses that arose during the prior fiscal year as if they arose on January 1, 1997.


Note 5--Purchases and Sales of Securities (in 000's):

During the six months ended June 30, 1997, purchases and sales of securities, other than U.S. Government securities, securities subject to repurchase transactions and short-term securities, were $12,483 and $9,473, respectively.


Note 6--Capital Share Transactions (in 000's):

                                           Six months ended      Year ended
                                            June 30, 1997*    December 31, 1996
                                           ================   =================
                                           Class A   Class B   Class A   Class B
                                           -------   -------   -------   -------
Shares sold ............................      504     1,611       644     3,197
Shares issued in reinvestment of
  dividends and distributions ..........     --        --          45       217
                                           -------   -------   -------   -------
                                              504     1,611       689     3,414
Shares redeemed ........................     (584)   (1,023)     (301)     (878)
                                           -------   -------   -------   -------
Net increase (decrease) ................      (80)      588       388     2,536
                                           =======   =======   =======   =======

----------

*    Unaudited.

                       This page intentionally left blank

The MainStay Funds


GROWTH FUNDS

------------------------------------------------------------------------------------------------------------------------------------

FUND                          RISK/REWARD         HOW IT INVESTS                          CHOOSE THIS FUND IF...
------------------------------------------------------------------------------------------------------------------------------------

                              [Horizontal bar     Invests primarily in common stocks      You want your investments to grow
Capital Appreciation Fund     graph indicating    of companies in expanding markets       and are willing to accept a higher
                              risk/reward of      with strong growth potential            level of risk for higher return potential
                              Fund]
------------------------------------------------------------------------------------------------------------------------------------

                              [Horizontal bar     Invests in a portfolio that tracks      You seek a conservative way to partici-
Equity Index Fund             graph indicating    the makeup and returns of the           pate in the growth potential of stocks+
                              risk/reward of      S&P 500*
                              Fund]
------------------------------------------------------------------------------------------------------------------------------------

                              [Horizontal bar     Offers broad diversification into       You prefer the higher return potential
INTERNATIONAL EQUITY FUND     graph indicating    international stock markets with        of international equities or want to
                              risk/reward of      an emphasis on risk control             add diversification to your domestic
                              Fund]                                                       investments++
------------------------------------------------------------------------------------------------------------------------------------


GROWTH & INCOME FUNDS
------------------------------------------------------------------------------------------------------------------------------------

FUND                          RISK/REWARD         HOW IT INVESTS                          CHOOSE THIS FUND IF...
------------------------------------------------------------------------------------------------------------------------------------

Convertible Fund              [Horizontal bar     Invests in convertible securities for   You want income from securities that
                              graph indicating    a special blend of long-term growth     may offer growth potential if converted
As of 6/2/97, this Fund       risk/reward of      potential and dividend income           into common stock
was closed to new investors.  Fund]
------------------------------------------------------------------------------------------------------------------------------------

                              [Horizontal bar     Balances current income with growth     You seek a combination of income and
Total Return Fund             graph indicating    opportunities by investing in stocks,   growth potential and want to manage
                              risk/reward of      bonds, and money market instruments     risk through diversification
                              Fund]
------------------------------------------------------------------------------------------------------------------------------------

                              [Horizontal bar     Seeks undervalued stocks with           You seek to maximize total return from
Value Fund                    graph indicating    attractive dividends and a stimulus     securities which may have more poten-
                              risk/reward of      for positive change                     tial than the market currently sees
                              Fund]
------------------------------------------------------------------------------------------------------------------------------------


* The S&P 500 is an unmanaged index and is considered to be generally representative of the U.S. stock market. The MainStay Funds are neither sponsored by nor affiliated with Standard & Poor's.

+ The original investment is guaranteed provided it is held for 10 years with all dividend and capital gain distributions reinvested. If shares are redeemed prior to or after the one-day guarantee date, the investor loses the benefit of the guarantee with respect to those shares.

++ Investments in foreign securities may be subject to greater risks than domestic investments. These risks include currency fluctuations, changes in U.S. or foreign tax or currency laws, and changes in monetary policies and economic and political conditions in foreign countries.

(S) While individual securities owned by the Government Fund may be guaranteed by the U.S. government and its agencies, the share price of the Fund is not guaranteed and will fluctuate with market conditions.

||   Certain of the Fund's investments may be speculative.

# Investments in the Money Market Fund are neither insured nor guaranteed by the U.S. government and there is no assurance that the Fund will be able to maintain a stable net asset value of $1.00 per share; investment returns will vary with market conditions.

** A small portion of the Fund's income may be subject to state and local taxes and the Alternative Minimum Tax. Capital gains, if any, may also be taxed.

INCOME FUNDS

------------------------------------------------------------------------------------------------------------------------------------

FUND                          RISK/REWARD         HOW IT INVESTS                          CHOOSE THIS FUND IF...
------------------------------------------------------------------------------------------------------------------------------------

                              [Horizontal bar    Seeks a high level of current income    You are seeking to combine high
Government Fund               graph indicating   consistent with safety of principal     current income and safety of principal
                              risk/reward of     primarily from U.S. government
                              Fund]              securities (S)
------------------------------------------------------------------------------------------------------------------------------------

                              [Horizontal bar     An aggressive high-yield bond           You want to maximize current income
High Yield                    graph indicating    fund that is actively managed for       and can accept the higher risk of
Corporate Bond Fund           risk/reward of      maximum current income||                securities with high yield potential
                              Fund]
-----------------------------------------------------------------------------------------------------------------------------------

                              [Horizontal bar     Seeks high current yields and           You prefer the higher return potential
International Bond Fund       graph indicating    competitive total return from non-      of international bonds or want to
                              risk/reward of      U.S. bonds with an emphasis on          add diversification to your domestic
                              Fund]               risk control                            investments++
------------------------------------------------------------------------------------------------------------------------------------

                              [Horizontal bar     Seeks to provide current income,        You are averse to risk or want to earn
Money Market Fund             graph indicating    stability of principal, and liquidity,  competitive yields on cash you're plan-
                              risk/reward of      with free checkwriting#                 ning to spend or invest in the near future
                              Fund]
------------------------------------------------------------------------------------------------------------------------------------

                              [Horizontal bar     Seeks current income and competi-       You seek to combine the return potential
Strategic Income Fund         graph indicating    tive overall return by investing in     of high-grade, high-yield,||  and inter-
                              risk/reward of      a diversified portfolio of domestic     national bonds and want to manage risk
                              Fund]               and foreign debt securities++           through multimarket diversification
------------------------------------------------------------------------------------------------------------------------------------



TAX-FREE INCOME FUNDS
------------------------------------------------------------------------------------------------------------------------------------

FUND                          RISK/REWARD         HOW IT INVESTS                          CHOOSE THIS FUND IF...
------------------------------------------------------------------------------------------------------------------------------------

                              [Horizontal bar     Seeks high current income exempt        You are a California resident and want to
California  Tax Free Fund     graph indicating    from both federal and California        keep more of what you earn by invest-
                              risk/reward of      income taxes consistent with            ing for income that's double tax free**
                              Fund]               preservation of capital**
------------------------------------------------------------------------------------------------------------------------------------

                              [Horizontal bar     Seeks high current income exempt        You are a New York State or City resident
New York Tax Free Fund        graph indicating    from federal, New York State, and       and want to keep more of what you earn
                              risk/reward of      New York City income taxes consis-      with income that's double or triple tax
                              Fund]               tent with preservation of capital**     free**
------------------------------------------------------------------------------------------------------------------------------------

                              [Horizontal bar     Seeks high current income exempt        You are in a high federal income tax
Tax Free Bond Fund            graph indicating    from regular federal income tax con-    bracket or want to pay less of your
                              risk/reward of      sistent with preservation of capital**  investment income to  the IRS
                              Fund]
------------------------------------------------------------------------------------------------------------------------------------


A word about risk and reward

The "thermometers" in the tables above show how much risk the investor must assume and the related return potential. Generally speaking, investments with higher return potential also carry higher risks. So, the longer the indicator bar, the higher the risk and reward potential of the Fund.

The prospectus contains information on advisory fees, other expenses, and share classes. Please read it carefully before you invest or send any money. Shares must be offered in the investor's state of residence.

--------------------------------------------------------------------------------
                               MAINSTAY
                                 International Equity Fund
--------------------------------------------------------------------------------

                                   [GRAPHIC]

                                Semiannual Report

                                  June 30, 1997

                                    Unaudited

                              [LOGO] MAINSTAY (R)
                                     FUNDS



                               OFFICERS & TRUSTEES

              Alice T.Kane     Chairperson and Trustee
             Walter W. Ubl     President, Chief Executive Officer, and Trustee
           Edward J. Hogan     Trustee
             Harry G. Hohn     Trustee
  Nancy Maginnes Kissinger     Trustee
          Terry L. Lierman     Trustee
       Donald E. Nickelson     Trustee
            Donald K. Ross     Trustee
       Richard S. Trutanic     Trustee
        Jefferson C. Boyce     Senior Vice President
          Anthony W. Polis     Chief Financial Officer
        Richard W. Zuccaro     Tax Vice President
       A. Thomas Smith III     Secretary

                              Dechert Price & Rhoads
                                  Legal Counsel


[LOGO] MAINSTAY(R) FUNDS


NYLIFE Distributors Inc.
Morris Corporate Center, Building A
300 Interpace Parkway
Parsippany, New Jersey 07054
Administrator & Distributor of The MainStay Funds

http://www.mainstayfunds.com

NYLIFE Distributors Inc., member NASD, is an indirect wholly owned subsidiary of New York Life Insurance Company.

[LOGO] NEW YORK LIFE

This report is provided for the information of shareholders of the MainStay International Equity Fund. It may be given to others only when preceded or accompanied by an effective MainStay Funds prospectus. This report does not offer to sell any securities or solicit orders to buy them.

(C)1997. All rights reserved.                                       MSSA11-08/97
[GRAPHIC]

Table of Contents


Chairperson's Letter                                                           2

MainStay Money Market Fund Highlights                                          4

Portfolio Management Discussion and Analysis                                   5

Yields & Lipper Rankings                                                       8

Portfolio of Investments                                                       9

Unaudited Financial Statements                                                11

Notes to Financial Statements                                                 15

The MainStay Funds                                                            18

--------------------------------------------------------------------------------
[GRAPHIC]

Chairperson's Letter

After a remarkable six-year period of expansion, the U.S. economy continued to grow throughout the first half of 1997. For most investors, the overall impact was positive, but there were some rough seas along the way.

As the stock market made gains early in the year, concerns about the possibility of impending inflation brought increased price volatility. In late March, the Federal Reserve Board moved to raise interest rates in an effort to slow economic growth. Although this preemptive strike helped keep inflation in check, the initial reaction from both the stock and bond markets was negative. As a result, bond prices faltered and stocks tumbled more than 9% from their peak before both markets began to stabilize.

As employment figures, earnings estimates, and other indicators began to suggest that economic growth was slowing in the second quarter, the stock market not only recovered lost ground, but soared to record highs. With higher valuations, however, the market became increasingly volatile, reacting severely to any news that could signal a shift in buying patterns or interest rates.

Positive performance, emerging concerns

Despite the volatility, domestic stock and bond markets closed the first half of 1997 with positive returns. While Malaysia and Singapore had negative results, most international markets performed well. Given these results, many investors are once again celebrating their good fortune. The underlying volatility, however, should serve to remind us that the level of growth we've enjoyed for more than six years is not typical market behavior.

Certainly no one can predict what will happen next, so it's important to keep recent performance in perspective. We believe that having realistic expectations, as well as a long-range plan and diversified investments can help you work toward achieving your goals, wherever the markets may move.


Solid team approach

At MainStay(R), we believe our risk-averse approach can help provide reassurance to many investors, particularly in uncertain times. Each MainStay Fund is managed by a team of experienced professionals who employ disciplined investment strategies to seek competitive returns with careful attention to downside risk. Our team approach offers investors a combination of experience, insight, and market perspective that few individuals could provide on their own. It also helps provide important checks and balances in security selection, market evaluation, and overall accountability.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Our Fund managers believe that strong companies tend to get stronger in up markets and perform better than average when the markets go down. Using selection criteria appropriate to the individual Funds they manage, they may look for specific catalysts that are likely to stimulate growth, enhance value, or increase yield without taking on unnecessary risk.


Looking forward

As we move into the second half of 1997, we expect that an intensified focus on inflation, interest rates, and corporate earnings will account for much of the momentum driving the market. Regardless of how events unfold, you can be confident that we will hold true to our disciplined management approach.

At MainStay, we believe that having a close relationship with your Registered Representative is one of the best ways to keep your long-term focus in any market environment. Therefore, we urge you to speak with your Registered Representative regularly--whether the market happens to be up or down--so he or she can understand your needs and help keep you on a steady course.

While we've seen positive results for the first half of the year, we remain somewhat cautious. Whatever the future brings, we'll continue to provide the information, service, and support you can consider when making decisions--and the prudent management you depend on to pursue your long-range goals.

Sincerely,

/s/ Alice T. Kane

Alice T. Kane
July 1997

--------------------------------------------------------------------------------

MainStay Money Market Fund Highlights


                                MARKET HIGHLIGHTS
                         FOR THE 6 MONTHS ENDED 6/30/97

--------------------------------------------------------------------------------
o Strong economic growth in the first quarter led to a Federal Reserve Board move to raise interest rates 25 basis points at the end of March.

o Slower economic growth in the second quarter resulted in uncertainty over whether the Federal Reserve Board would continue to raise interest rates.

o In this environment, longer-maturity money market securities offered higher yields than short-dated issues and we extended maturities to add yield.

o As interest rates became more uniform across the maturity spectrum in the second quarter, the advantages of having longer securities decreased and we shortened our average days to maturity.
--------------------------------------------------------------------------------

                             FUND HIGHLIGHTS FOR THE
                      6- AND 12-MONTH PERIODS ENDED 6/30/97

--------------------------------------------------------------------------------
o For the 7-day period ended 6/30/97, the MainStay Money Market Fund provided an effective yield of 5.17% and a current yield of 5.04% for both Class A and Class B shares.

o The Fund's outperformance resulted from the managers' adjustments in days to maturity and careful selection of yield-enhancing securities.

o Both share classes outperformed the average Lipper* money market fund for the six-month and one-year periods ended 6/30/97.

o Class B shares also outperformed the average Lipper peer fund for the 5-year and 10-year periods ended 6/30/97.
--------------------------------------------------------------------------------

----------
* See footnote + and table on page 8 for more information on Lipper Analytical Services, Inc.
4

Portfolio Management Discussion and Analysis

During the first half of 1997, the money market was strongly influenced by perceptions of when and how the Federal Reserve Board (Fed) would move to adjust interest rates. At the end of March, a preemptive 25 basis point increase in the Federal Funds rate shifted the opportunity spectrum and raised concerns about whether--and if so, when--the Fed would move to increase interest rates again.

Investors with short average maturities in the first quarter and longer ones in
                     ------------------
the second were able to pick up substantial improvements in yield. Domestic
                                                            -----
money market securities tended to underperform U.S. dollar-denominated Yankee
                                                                       ------
issues. Other yield-enhancing securities offered attractive opportunities to
------
investors who could properly assess risks and reward potential.

Given this context, how did the MainStay Money Market Fund do in the first half of 1997?

For the 7-day period ended 6/30/97, the MainStay Money Market Fund provided an effective yield of 5.17% and a current yield of 5.04% for both Class A and Class B shares. For the six-month, 1-year, and since-inception periods, Class A shares outperformed the average Lipper* money market fund. Class B shares outperformed the average Lipper peer fund over the six-month, 1-, 5-, and 10-year periods ended 6/30/97.

What accounted for the Fund's performance?

In the first quarter, we kept the average maturity short because there was no yield advantage to lengthening. When the Federal Reserve Board raised rates we were well positioned. In the second quarter, we lengthened the Fund's average maturity, which also proved to be beneficial for investors when the Fed failed to make another move.

What gave you the confidence to lengthen the Fund's average maturity?

Amid all the speculation and conflicting reports, we looked at the overall probability of the Fed taking further action. We saw stable unemployment, stable inflation, and declining commodity prices. We looked at auto sales and housing starts, which are general indicators of the rate of economic growth. On balance, these factors gave us the confidence to extend the Fund's days to maturity in the second quarter, and it proved to be the right decision.

Which securities helped performance the most?

In the first quarter, the Fund's floating-rate notes contributed significantly to performance. In the second quarter, short fixed-coupon notes helped us extend the Fund's days to maturity and enhance yield.

How far did you extend the Fund's days to maturity?

Over the first six months, the Fund's days to maturity averaged in the low to mid-50s. In the second quarter, we went out as far as 65 days, but we didn't make any huge bets. We tried to stay within 10 days of what we took to be the average in the Fund's universe. An important point to

[GRAPHIC]

Average maturity
----------------
Maturity is the termination date of an obligation or the length of time an income security is required to pay interest. Average maturity reflects the average of the maturities of all income securities in a portfolio.

Yield
-----
The income per share (or current value of a security) paid to investors over a specified period of time as a percentage of the cost of the security. Mutual fund yields are expressed as a percentage of the fund's current price per share.

Yankee issues
-------------
Dollar-denominated income securities issued in the United States by foreign banks and corporations, usually when conditions in the U.S. are more favorable than in other markets, including the issuer's domestic market overseas.

----------
* See footnote and table on page 8 for more information on Lipper Analytical Services, Inc.

keep in mind is that when we extended the days to maturity, the yield curve was relatively steep, so we were well paid for our decision. As the second quarter came to a close, the yield curve flattened considerably, so we moved the Fund to a more neutral position. If rates are relatively similar across the maturity spectrum, there is less need to tie up the Fund's money for longer periods.

How else did you seek yield for the Fund?

We didn't put all of the Fund's money in plain vanilla domestic securities. We do a considerable amount of research to find opportunities in asset-backed securities, callable certificates of deposit, and Yankee issues. We have ample research and analytics to take greater advantage of opportunities than newcomers to these markets.

What's a callable certificate of deposit?

It's generally a 6- to 12-month CD that can be called every one or three months, depending on what looks attractive to the issuer. We put these CDs into the Fund at times when we think interest rates are going to be stable. But sometimes, when you think rates are going up, the issuer will give you a higher rate, and if the securities are called before they mature, they can become a very attractive 3-month piece of paper. We've invested in callable CDs, but have recently decreased the Fund's holdings as they matured.

Why have you done that?

We've taken them about as far as we can. Approximately 10% of the Fund's holdings were in callable CDs, but we have since reduced the Fund's position to around 2%. As volatility has decreased over the reporting period, the attractiveness--and issuance--of callable paper has also declined.

What about asset-backed securities?

They're getting more complex. Which means that it may take more research to become comfortable with what's out there. Historically, a security would be backed by a single stream of receivables. Now, banks are pooling many types of
                             -----------
receivables in a single security. So it takes more time to evaluate securities and determine relative values, but asset-backed securities trade inexpensively to Treasuries, and we believe they can offer attractive opportunities.

Are there other areas where your research is benefiting the Fund?

Definitely. The Fund has added several Yankee names, which required a good deal of research and analysis. During the first half of the year, the Fund held paper from Japan and Europe. Of course, all of this paper is denominated in U.S. dollars and rated in the top tier of quality, so there's no currency risk and little credit risk.

Given the problems Japan has had in the past, investors were skeptical, which helped us buy at attractive prices. Europe

[GRAPHIC]
Receivables
-----------

Money owed to a business for merchandise or services.

has also offered better opportunities than it has in the past, but it is important to research and analyze these issues to know which names to buy.

What type of research support do you have?

We have a quantitative credit research team, experts in asset-backed securities, and experience in managing these types of securities on a daily basis. Together, we believe these resources help put us in a favorable position on the education curve and help us analyze potential yield opportunities for the Fund more effectively.

Does the size of the Fund offer any advantages?

It may. The Fund is not like some large money market funds that need to own huge amounts of Treasury paper just to meet prospectus requirements or daily liquidity needs. We can pretty much invest where we believe yield opportunities
---------
exist while maintaining quality. Additionally, we can ladder the Fund's maturities across the spectrum, rather than having a lot of short paper to meet daily liquidity concerns and a lot of longer paper to increase the Fund's average days to maturity. That gives us a relatively balanced approach in managing the Fund as compared to other money market funds, which we think is good for investors.

What is the credit quality of the securities in the Fund's investment portfolio?

A1-P1,+ which is the highest quality rating. Much of the paper the Fund owns is
                             -------
backed by letters of credit. The Fund's asset-backed paper is high quality, often overcollateralized or backed by guarantees. We're very attentive to quality in our day-to-day management of the Fund.

What do you anticipate during the rest of the year?

We can't say exactly where interest rates will head or whether inflation will heat up, but we're relatively optimistic. We think there will be enough earnings improvement to keep companies growing at a modest pace, and we don't anticipate the market trading much higher in terms of yield--at least not in the foreseeable future. Whatever happens, we'll continue to seek as high a level of current income as is consistent with the preservation of capital and liquidity.

Ravi Akhoury
Frank Salem
Jessica Terc
Portfolio Managers

[GRAPHIC]

Liquidity
---------
The ability of a security to be readily traded or exchanged for cash. Generally speaking, the larger an issuer's capitalization, the more liquid its securities are likely to be. For a money market fund, liquidity may refer to the amount of cash that must be readily available to meet day-to-day redemptions.

Credit quality
--------------
A measure of an individual issuer's ability to repay principal and interest on its income securities--or a measure of the general credit risk of securities in an income portfolio.

----------
+    Rated by Moody's Investors Service, Inc. and Standard & Poor's.

Yields & Lipper Rankings as of 6/30/97

Fund SEC yields*

--------------------------------------------------------------------------------
                      7-day effective yield          7-day current yield
Class A                       5.17%                         5.04%
Class B                       5.17%                         5.04%
--------------------------------------------------------------------------------

Fund Lipper+ rankings & Lipper category returns as of 6/30/97

                                                                       Life of Fund
                      1 year          5 years        10 years         through 6/30/97
---------------------------------------------------------------------------------------
Class A               117 out of      n/a            n/a                    n/a
                      292 funds
Class B               117 out of       74 out of      42 out of          45 out of
                      292 funds       180 funds      107 funds          100 funds
Average Lipper
money market
fund                  4.82%           4.09%          5.48%              5.49%
---------------------------------------------------------------------------------------

----------
* Past performance is no guarantee of future results. Investments in the MainStay Money Market Fund are neither insured nor guaranteed by the U.S. government and there is no assurance that the Fund will be able to maintain a stable net asset value of $1.00 per share. Investment return and principal value may fluctuate so that upon redemption, shares may be worth more or less than their original cost. The administrator and adviser have agreed to assume a portion of the expenses for the Money Market Fund. Had these expenses not been assumed, the average 7-day yield would have been 4.86%. Yield is based on the latest 7-day period ending 6/30/97. This expense limitation may be terminated or revised at any time.

+ Lipper Analytical Services, Inc. is an independent monitor of mutual fund performance. Its rankings are based on total returns with capital gains and dividends reinvested. Results do not reflect any deduction of sales charges. Lipper averages are not class specific. Life of Fund return is from the period of the Class B shares' initial offering through 6/30/97. The Fund's Class A shares were first offered to the public on 1/3/95; Class B shares on 5/1/86.


[GRAPHIC]

Portfolio of Investments June 30, 1997 (unaudited)

                                                     Principal       Amortized
                                                       Amount           Cost
                                                    ============================
SHORT-TERM INVESTMENTS (100.2%)+

BANK NOTES (4.4%)
American Express Centurion Bank
  5.66%, due 9/12/97 (b)(c) ..................      $ 2,000,000      $ 1,999,959
Bank of America-Illinois
  5.85%, due 9/26/97 (c) .....................        5,000,000        4,998,330
Boatmens Credit Card Bank
  5.67%, due 8/8/97 (b)(c) ...................       11,000,000       10,999,780
                                                                     -----------
                                                                      17,998,069
                                                                     -----------

CERTIFICATE OF DEPOSIT (2.2%)
Sanwa Bank Ltd.
  6.28%, due 7/10/97 (c) .....................        9,000,000        9,001,107
                                                                     -----------
COMMERCIAL PAPER (87.4%)
Allianz of America Finance Corp.
  5.60%, due 10/22/97 (a) ....................        7,300,000        7,171,682
Atlantic Asset Securitization Corp.
  5.57%, due 7/1/97 (a) ......................        2,117,000        2,117,000
Banca CRT Financial Corp.
  5.38%, due 9/2/97 ..........................        5,000,000        4,952,925
  5.72%, due 9/16/97 .........................        6,000,000        5,926,593
  5.72%, due 11/17/97 ........................        9,000,000        8,801,230
Banco Bradesco S.A., Grand Cayman
  Series A
  5.68%, due 12/1/97 .........................        8,000,000        7,807,053
Banco Real S.A., Grand Cayman
  5.60%, due 10/2/97 .........................        5,600,000        5,518,987
Banco Rio de la Plata S.A
  5.30%, due 8/25/97 .........................        6,000,000        5,951,417
Bancomer S.A., Institucion de
  Banca Multiple, Grupo
  Financiero Series A
  5.71%, due 10/2/97 .........................       15,000,000       14,778,738
B.A.T. Capital Corp.
  5.60%, due 8/4/97 ..........................        4,000,000        3,978,844
BCI Funding Corp.
  5.41%, due 7/7/97 ..........................       10,400,000       10,390,623
  5.61%, due 8/22/97 .........................        7,000,000        6,943,277
BEAL Cayman Ltd. (Brazil) Series A
  5.57%, due 8/26/97 .........................        4,600,000        4,560,144
BHF Finance (DE) Inc.
  5.68%, due 12/1/97 .........................        5,000,000        4,879,300
BIL North America Inc.
  5.60%, due 7/14/97 .........................       10,000,000        9,979,778
Broadway Capital Corp.
  5.75%, due 8/14/97 (a) .....................        1,225,000        1,216,391
BTR Dunlop Finance Inc.
  5.67%, due 11/18/97 (a) ....................       10,000,000        9,779,500

----------
+  Percentages indicated are based on Fund net assets.



                                                     Principal       Amortized
                                                       Amount           Cost
                                                    ============================
COMMERCIAL PAPER (Continued)
China International Marine
  Containers (Group) Ltd.
  5.66%, due 8/5/97 ..........................      $ 4,000,000      $ 3,977,989
Compagnie Bancaire USA
  Finance Corp.
  5.40%, due 7/21/97 .........................        5,000,000        4,985,000
  5.63%, due 7/10/97 .........................        8,000,000        7,988,740
  5.65%, due 7/10/97 .........................        6,000,000        5,991,525
Cregem North America Inc.
  5.30%, due 7/18/97 .........................        1,600,000        1,595,996
  5.62%, due 8/18/97 .........................       12,000,000       11,910,080
Demir Funding Corp. II Series B
  5.64%, due 7/16/97 .........................        5,000,000        4,988,250
  5.65%, due 7/16/97 .........................        1,000,000          997,646
Echlin Inc.
  5.62%, due 9/26/97 .........................        3,800,000        3,748,390
Formosa Plastics Corp. U.S.A.
  5.60%, due 9/2/97 ..........................        2,000,000        1,980,400
Franklin Resources Inc.
  5.62%, due 8/25/97 (a) .....................       10,000,000        9,914,139
Garanti Funding Corp. II Series B
  5.63%, due 7/8/97 ..........................        5,000,000        4,994,526
  5.63%, due 7/10/97 .........................        2,700,000        2,696,200
Gotham Funding Corp.
  5.72%, due 8/1/97 (a) ......................        5,045,000        5,020,151
  5.72%, due 8/7/97 (a) ......................        3,576,000        3,554,977
Great Lakes Chemical Corp.
  5.53%, due 7/3/97 (a) ......................        2,300,000        2,299,293
Guardian Industries Corp.
  5.64%, due 7/14/97 .........................        4,500,000        4,490,835
Industrial Bank of Korea
  5.70%, due 9/12/97 .........................       10,500,000       10,378,638
  5.72%, due 8/26/97 .........................        7,850,000        7,780,152
International Lease Finance Corp.
  5.55%, due 7/24/97 .........................        7,000,000        6,975,179
Korea Development Bank
  5.60%, due 7/22/97 .........................        6,900,000        6,877,460
  5.65%, due 9/3/97 ..........................        2,000,000        1,979,911
  5.67%, due 8/22/97 .........................        7,000,000        6,942,670
Merrill Lynch International
  (Australia) Ltd.
  5.56%, due 7/7/97 ..........................        3,050,000        3,047,174
Minmetals Capitals & Securities Inc.
  5.30%, due 8/12/97 .........................       13,000,000       12,919,617
  5.67%, due 8/12/97 .........................        4,000,000        3,973,540
Mitsui & Co. (USA) Inc.
  5.61%, due 8/15/97 .........................        3,900,000        3,872,651
Monsanto Co.
  5.61%, due 9/23/97 (a) .....................        2,000,000        1,973,820
Nacional Financiera S.N.C.,
  Grand Cayman Series A
  5.60%, due 8/20/97 .........................       13,000,000       12,898,889
Pemex Capital Inc.
  5.62%, due 9/26/97 .........................        2,000,000        1,972,837

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay Money Market Fund

                                                     Principal       Amortized
                                                       Amount           Cost
                                                    ============================
SHORT-TERM INVESTMENTS (Continued)
COMMERCIAL PAPER (Continued)
Petroleo Brasileiro S.A.-Petrobras
  5.61%, due 7/10/97 ........................   $   6,000,000      $  5,991,585
Philip Morris Cos. Inc.
  6.10%, due 7/1/97 .........................       1,620,000         1,620,000
Prudential Funding Corp.
  5.52%, due 7/2/97 (c) .....................       3,780,000         3,780,000
Receivables Capital Corp.
  5.61%, due 7/11/97 (a) ....................      15,000,000        14,976,625
Rubbermaid Inc.
  5.55%, due 7/1/97 (a) .....................       4,100,000         4,100,000
San Paolo U.S. Financial Co.
  5.60%, due 9/11/97 ........................       2,750,000         2,719,200
  5.65%, due 7/16/97 ........................       8,000,000         7,981,167
Songs Fuel Co.
  5.60%, due 8/4/97 .........................       2,000,000         1,989,422
Southern California Edison Co.
  5.55%, due 7/23/97 ........................       4,000,000         3,986,433
Strategic Asset Funding Corp.
  5.72%, due 9/2/97 .........................       8,000,000         7,919,920
  5.75%, due 9/2/97 .........................       3,400,000         3,365,788
Tri-Lateral Capital (USA) Inc.
  5.77%, due 7/31/97 (a) ....................       1,317,000         1,310,667
Twin Towers Inc.
  5.64%, due 7/17/97 (a) ....................         325,000           324,185
UNIfunding Inc.
  5.39%, due 7/9/97 .........................      10,000,000         9,988,022
  5.70%, due 11/12/97 .......................      10,000,000         9,787,833
Windmill Funding Corp.
  5.65%, due 7/15/97 (a) ....................       1,000,000           997,803
                                                                   ------------
                                                                    358,318,807
                                                                   ------------

FEDERAL AGENCIES (4.3%)
Federal Home Loan Bank
  5.67%, due 3/5/98
  (call date 9/5/97) (c) ....................      10,000,000        10,000,000
  5.84%, due 11/24/97 (c) ...................       7,500,000         7,500,000
                                                                   ------------
                                                                     17,500,000
                                                                   ------------
MEDIUM-TERM NOTES (1.9%)
Sony Capital Corp.
  5.78%, due 8/29/97 (a)(b)(c) ..............       3,000,000         3,000,000
WMX Technologies Inc.
  8.13%, due 2/1/98 (c) .....................       5,000,000         5,052,992
                                                                   ------------
                                                                      8,052,992
                                                                   ------------
Total Short-Term Investments
  (Amortized Cost $410,870,975) (d) .........           100.2%      410,870,975
Liabilities in Excess of
  Cash and Other Assets .....................            (0.2)         (986,678)
                                                -------------      ------------
Net Assets ..................................           100.0%     $409,884,297
                                                =============      ============

----------
(a)  May be sold to institutional investors only.
(b)  Floating rate. Rate shown is the rate in effect at June 30, 1997.
(c)  Coupon interest bearing security.
(d) The cost stated also represents the aggregate cost for Federal income tax purposes.

The table below sets forth the diversification of Money Market Fund investments by industry.

                                                    Amortized
                                                       Cost           Percent +
                                                  ==============================

INDUSTRY DIVERSIFICATION
Auto Parts ..............................         $   3,748,390            0.9%
Banks # .................................           297,613,996           72.6
Brokerage ...............................             3,047,174            0.7
Building Materials ......................             4,490,835            1.1
Chemicals ...............................             4,273,113            1.0
Conglomerates ...........................             6,872,651            1.7
Federal Agencies ........................            17,500,000            4.3
Finance .................................            49,404,287           12.1
Household Products ......................             4,100,000            1.0
Insurance ...............................             7,171,682            1.7
Technology ..............................             5,052,992            1.2
Tobacco .................................             1,620,000            0.4
Utilities ...............................             1,989,422            0.5
Utilities-Electric ......................             3,986,433            1.0
                                                  -------------          -----

                                                    410,870,975          100.2
Liabilities in Excess of
  Cash and Other Assets .................              (986,678)          (0.2)
                                                  -------------          -----
Net Assets ..............................         $ 409,884,297          100.0%
                                                  =============          =====

----------
+    Percentages indicated are based on Fund net assets.
# The Fund will invest more than 25% of the market value of its total assets in the securities of banks and bank holding companies, including certificates of deposit, bankers' acceptances and securities guaranteed by banks and bank holding companies.


The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of June 30, 1997 (unaudited)

ASSETS:
Investment in securities, at value (amortized cost $410,870,975) .................................................    $ 410,870,975
Cash .............................................................................................................          328,731
Receivables:
  Interest .......................................................................................................        1,490,520
  Fund shares sold ...............................................................................................          190,273
                                                                                                                      -------------
   Total assets ..................................................................................................      412,880,499
                                                                                                                      -------------
LIABILITIES:
Payables:
  Fund shares redeemed ...........................................................................................          911,031
  Transfer agent .................................................................................................          175,114
  NYLIFE Distributors ............................................................................................           11,120
  Adviser ........................................................................................................            5,418
  Custodian ......................................................................................................            3,017
  Trustees .......................................................................................................            2,506
Accrued expenses .................................................................................................          160,748
Dividend payable .................................................................................................        1,727,248
                                                                                                                      -------------
   Total liabilities .............................................................................................        2,996,202
                                                                                                                      -------------
Net assets .......................................................................................................    $ 409,884,297
                                                                                                                      =============
COMPOSITION OF NET ASSETS:
Shares of beneficial interest outstanding (par value of $.01 per share) unlimited number of shares authorized:
  Class A ........................................................................................................    $     703,919
  Class B ........................................................................................................        3,395,039
Additional paid-in capital .......................................................................................      405,796,816
Accumulated net realized loss on investments .....................................................................          (11,477)
                                                                                                                      -------------
Net assets .......................................................................................................    $ 409,884,297
                                                                                                                      =============
CLASS A
Net assets applicable to outstanding shares ......................................................................    $  70,391,861
                                                                                                                      =============
Shares of beneficial interest outstanding ........................................................................       70,391,861
                                                                                                                      =============
Net asset value and offering price per share outstanding .........................................................    $        1.00
                                                                                                                      =============
CLASS B
Net assets applicable to outstanding shares ......................................................................    $ 339,492,436
                                                                                                                      =============
Shares of beneficial interest outstanding ........................................................................      339,503,916
                                                                                                                      =============
Net asset value and offering price per share outstanding .........................................................    $        1.00
                                                                                                                      =============


The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the six months ended June 30, 1997 (unaudited)

INVESTMENT INCOME:
Income:
  Interest ..................................................      $ 11,181,767
                                                                   ------------
Expenses:
  Transfer agent ............................................           670,247
  Administration ............................................           485,316
  Advisory ..................................................           485,316
  Shareholder communication .................................           125,539
  Registration ..............................................            53,989
  Recordkeeping .............................................            33,406
  Custodian .................................................            21,900
  Professional ..............................................            21,295
  Trustees ..................................................             5,288
  Miscellaneous .............................................             4,130
                                                                   ------------
   Total expenses before reimbursement ......................         1,906,426
Expense reimbursement from Administrator and Adviser ........          (512,262)
                                                                   ------------
   Net expenses .............................................         1,394,164
                                                                   ------------
Net investment income .......................................         9,787,603
                                                                   ------------
REALIZED GAIN ON INVESTMENTS:
Net realized gain on investments ............................             3,024
                                                                   ------------
Net increase in net assets resulting from operations ........      $  9,790,627
                                                                   ============

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Changes in Net Assets

                                                                                                  Six months
                                                                                                     ended             Year ended
                                                                                                    June 30,           December 31,
                                                                                                      1997*                1996
                                                                                                 -------------        -------------
INCREASE IN NET ASSETS:
Operations:
  Net investment income ..................................................................       $   9,787,603        $  17,036,859
  Net realized gain (loss) on investments ................................................               3,024               (1,158)
                                                                                                 -------------        -------------
  Net increase in net assets resulting from operations ...................................           9,790,627           17,035,701
                                                                                                 -------------        -------------
Dividends to shareholders:
  From net investment income:
   Class A ...............................................................................          (1,607,950)          (2,342,050)
   Class B ...............................................................................          (8,179,653)         (14,694,809)
                                                                                                 -------------        -------------
     Total dividends to shareholders .....................................................          (9,787,603)         (17,036,859)
                                                                                                 -------------        -------------
Capital share transactions:
  Net proceeds from sale of shares:
   Class A ...............................................................................         124,177,809          119,892,722
   Class B ...............................................................................         308,373,833          512,217,941
  Net asset value of shares issued to shareholders in reinvestment of dividends:
   Class A ...............................................................................           1,442,832            2,188,847
   Class B ...............................................................................           7,585,383           13,787,949
                                                                                                 -------------        -------------
                                                                                                   441,579,857          648,087,459
  Cost of shares redeemed:
   Class A ...............................................................................        (109,119,050)        (103,071,681)
   Class B ...............................................................................        (293,953,016)        (488,364,222)
                                                                                                 -------------        -------------
     Increase in net assets derived from capital share transactions ......................          38,507,791           56,651,556
                                                                                                 -------------        -------------
     Net increase in net assets ..........................................................          38,510,815           56,650,398
NET ASSETS:
Beginning of period ......................................................................         371,373,482          314,723,084
                                                                                                 -------------        -------------
End of period ............................................................................       $ 409,884,297        $ 371,373,482
                                                                                                 =============        =============

----------
* Unaudited.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios



                                    Class A         Class B          Class A        Class B         Class A        Class B
                                  ----------      -----------      ----------     -----------     ----------     -----------
                                        Six months ended                   Year ended                    Year ended
                                         June 30, 1997*                December 31, 1996             December 31, 1995
                                  ---------------------------      --------------------------     --------------------------
Net asset value at
  beginning of period .........        $1.00            $1.00           $1.00           $1.00          $1.00           $1.00
                                  ----------      -----------      ----------     -----------     ----------     -----------
Net investment income .........         0.02             0.02            0.05            0.05           0.05            0.05
                                  ----------      -----------      ----------     -----------     ----------     -----------
Less dividends from
  net investment income .......        (0.02)           (0.02)          (0.05)          (0.05)         (0.05)          (0.05)
                                  ----------      -----------      ----------     -----------     ----------     -----------
Net asset value at
  end of period ...............        $1.00            $1.00           $1.00           $1.00          $1.00           $1.00
                                  ==========      ===========      ==========     ===========     ==========     ===========
Total investment return (a) ...         2.46%            2.46%           4.91%           4.91%          5.51%           5.51%
Ratios (to average net assets)/
  Supplemental Data:
  Net investment
   income .....................         4.91%+           4.91%+           4.8%            4.8%           5.4%            5.4%
  Net expenses ................         0.70%+           0.70%+           0.7%            0.7%           0.7%            0.7%
  Expenses (before
   reimbursement) .............         0.96%+           0.96%+           1.0%            1.0%           0.9%            0.9%
Net assets at end of
  period (in 000's) ...........      $70,392         $339,492         $53,890        $317,483        $34,880        $279,843

                                                                 Class B
                                   ------------------------------------------------------------
                                    September 1
                                     through                     Year ended August 31
                                    December 31     -------------------------------------------
                                      1994**            1994            1993            1992
                                   -----------      -----------     -----------     -----------
Net asset value at
  beginning of period .........          $1.00            $1.00           $1.00           $1.00
                                   -----------      -----------     -----------     -----------
Net investment income .........           0.02             0.03            0.03            0.04
                                   -----------      -----------     -----------     -----------
Less dividends from
  net investment income .......          (0.02)           (0.03)          (0.03)          (0.04)
                                   -----------      -----------     -----------     -----------
Net asset value at
  end of period ...............          $1.00            $1.00           $1.00           $1.00
                                   ===========      ===========     ===========     ===========
Total investment return (a) ...           1.54%            3.08%           2.71%           3.80%
Ratios (to average net assets)/
  Supplemental Data:
  Net investment
   income .....................            4.6%+            3.1%            2.7%            4.0%
  Net expenses ................            0.7%+            0.7%            0.7%            0.7%
  Expenses (before
   reimbursement) .............            0.9%+            1.0%            0.9%            1.0%
Net assets at end of
  period (in 000's) ...........       $221,912         $192,477        $149,907        $182,567

----------
*    Unaudited.
**   The Fund changed its fiscal year end from August 31 to December 31.
+    Annualized.
(a)  Total return is not annualized.


The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Notes to Financial Statements (unaudited)


Note 1--Organization and Business:

The MainStay Funds were organized on January 9, 1986 as a Massachusetts Business Trust. The Trust is registered under the Investment Company Act of 1940, as amended, (the "Act") as an open-end management investment company and is comprised of fourteen funds. These financial statements and notes relate only to MainStay Money Market Fund (the "Fund").

The Fund currently offers two classes of shares. Class A shares, whose distribution commenced on January 3, 1995, and Class B shares each bear the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights and conditions.

Note 2--Significant Accounting Policies:

The following is a summary of significant accounting policies followed by the
Fund:

Valuation of Fund Shares. The Fund seeks to maintain a net asset value of $1.00 per share, although there is no assurance that it will be able to do so on a continuous basis, and it has adopted certain investment, portfolio and dividend and distribution policies designed to enable it to do so.

Securities Valuation. Securities are valued at amortized cost, which approximates market value. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no Federal income tax provision is required.

Dividends and Distributions to Shareholders. Dividends are recorded on the ex-dividend date. Dividends are declared daily and paid monthly. Income dividends are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles.

Security Transactions and Investment Income. The Fund records security transactions on the trade date. Interest income is accrued daily and discounts and premiums on securities purchased for the Fund are accreted and amortized, respectively, on the constant yield method over the life of the respective securities.

Expenses. Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred except when allocations of direct expenses can otherwise fairly be made. The investment income and expenses and realized and unrealized gains and losses on investments of the Fund are allocated to separate classes of shares based upon their relative net asset value on the date the income is earned or expenses and realized and unrealized gains and losses are incurred.

MainStay Money Market Fund

Use of Estimates. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Note 3--Fees and Related Party Policies:

Investment Advisory and Administration Fees. MacKay-Shields Financial Corporation ("MacKay-Shields") acts as investment adviser to the Fund under an Investment Advisory Agreement. MacKay-Shields is a registered investment adviser and an indirect wholly-owned subsidiary of New York Life Insurance Company ("New York Life"). NYLIFE Distributors Inc. ("NYLIFE Distributors"), an indirect wholly-owned subsidiary of New York Life, is the Administrator for the Fund.

The Trust, on behalf of the Fund, pays the Adviser and Administrator each a monthly fee for the services performed and the facilities furnished at an annual rate of the average daily net assets of 0.25% up to $300 million, 0.225% on assets from $300 million to $700 million, 0.20% on assets from $700 million to $1.0 billion and 0.175% on assets in excess of $1.0 billion.

The Adviser and Administrator have voluntarily agreed to assume the expenses of the Fund to the extent that such expenses would exceed on an annualized basis 0.70% of the average daily net assets of the Fund. Such excess assumed for the six months ended June 30, 1997, was $512,262.

Contingent Deferred Sales Charge. Even though the Fund does not assess a contingent deferred sales charge upon redemption of Class B shares of the Fund, the applicable contingent deferred sales charge will be assessed when shares are redeemed from the Fund if the shareholder previously exchanged his or her investment into the Fund from another Fund in the Trust. The Fund was advised that NYLIFE Distributors received from shareholders the proceeds from contingent deferred sales charges for the six months ended June 30, 1997, in the amount of $395,702.

Trustees Fees. Trustees, other than those affiliated with New York Life, MacKay-Shields, NYLIFE Distributors or NYLIFE Securities, are paid an annual fee of $40,000 and $1,000 for each Board and Audit Committee meeting attended plus reimbursement for travel and out-of-pocket expenses. The Trust allocates this expense in proportion to the net assets of the respective Funds.

Other. NYLIFE Distributors has received $39,154 for providing the Fund certain transfer agency services for the period January 1, 1997, through April 30, 1997. Effective May 1, 1997, MainStay Shareholder Services Inc. ("MSS"), an indirect wholly owned subsidiary of New York Life Insurance Company, was appointed Transfer, Dividend Disbursing and Shareholder Servicing Agent. MSS was paid $8,076 for services rendered May 1, 1997, through June 30, 1997.

Fees for the cost of legal services provided to the Fund by the Office of General Counsel of New York Life amounted to $6,910 for the six months ended June 30, 1997.

Notes to Financial Statements (unaudited) continued


Fees for recordkeeping services provided to the Fund by NYLIFE Distributors are charged to the Fund. The fee for the six months ended June 30, 1997, amounted to $33,406.


Note 4--Capital Share Transactions (in 000's):

                                                Six months ended          Year ended
                                                 June 30, 1997*         December 31, 1996
                                             --------------------    --------------------
                                              Class A     Class B     Class A     Class B
                                             --------    --------    --------    --------
Shares sold ..............................    124,178     308,374     119,893     512,218
Shares issued in reinvestment of dividends      1,443       7,585       2,189      13,788
                                             --------    --------    --------    --------
                                              125,621     315,959     122,082     526,006
Shares redeemed ..........................   (109,119)   (293,953)   (103,072)   (488,364)
                                             --------    --------    --------    --------
Net increase .............................     16,502      22,006      19,010      37,642
                                             ========    ========    ========    ========

----------
* Unaudited.

The MainStay Funds

GROWTH FUNDS
------------------------------------------------------------------------------------------------------------------------------------
FUND                          RISK/REWARD         HOW IT INVESTS                          CHOOSE THIS FUND IF...
------------------------------------------------------------------------------------------------------------------------------------
                            [Horizontal bar       Invests primarily in common stocks      You want your investments to grow
Capital Appreciation Fund   graph indicating      of companies in expanding markets       and are willing to accept a higher
                            risk/reward of        with strong growth potential            level of risk for higher return potential
                            Fund]
------------------------------------------------------------------------------------------------------------------------------------

                            [Horizontal bar       Invests in a portfolio that tracks      You seek a conservative way to partici-
Equity Index Fund           graph indicating      the makeup and returns of the           pate in the growth potential of stocks+
                            risk/reward of        S&P 500*
                            Fund]
------------------------------------------------------------------------------------------------------------------------------------

                            [Horizontal bar       Offers broad diversification into       You prefer the higher return potential
International Equity Fund   graph indicating      international stock markets with        of international equities or want to
                            risk/reward of        an emphasis on risk control             add diversification to your domestic
                            Fund]                                                         investments++
------------------------------------------------------------------------------------------------------------------------------------


GROWTH & INCOME FUNDS
------------------------------------------------------------------------------------------------------------------------------------
FUND                          RISK/REWARD         HOW IT INVESTS                          CHOOSE THIS FUND IF...
------------------------------------------------------------------------------------------------------------------------------------

Convertible Fund            [Horizontal bar       Invests in convertible securities for   You want income from securities that
                            graph indicating      a special blend of long-term growth     may offer growth potential if converted
As of 6/2/97, this Fund     risk/reward of        potential and dividend income           into common stock
was closed to new           Fund]
investors.
------------------------------------------------------------------------------------------------------------------------------------

                            [Horizontal bar       Balances current income with growth     You seek a combination of income and
Total Return Fund           graph indicating      opportunities by investing in stocks,   growth potential and want to manage
                            risk/reward of        bonds, and money market instruments     risk through diversification
                            Fund]
------------------------------------------------------------------------------------------------------------------------------------

                            [Horizontal bar       Seeks undervalued stocks with           You seek to maximize total return from
 Value Fund                 graph indicating      attractive dividends and a stimulus     securities which may have more poten-
                            risk/reward of        for positive change                     tial than the market currently sees
                            Fund]
------------------------------------------------------------------------------------------------------------------------------------

* The S&P 500 is an unmanaged index and is considered to be generally representative of the U.S. stock market. The MainStay Funds are neither sponsored by nor affiliated with Standard & Poor's.

+ The original investment is guaranteed provided it is held for 10 years with all dividend and capital gain distributions reinvested. If shares are redeemed prior to or after the one-day guarantee date, the investor loses the benefit of the guarantee with respect to those shares.

++ Investments in foreign securities may be subject to greater risks than domestic investments. These risks include currency fluctuations, changes in U.S. or foreign tax or currency laws, and changes in monetary policies and economic and political conditions in foreign countries.

(S) While individual securities owned by the Government Fund may be guaranteed by the U.S. government and its agencies, the share price of the Fund is not guaranteed and will fluctuate with market conditions.

||   Certain of the Fund's investments may be speculative.

# Investments in the Money Market Fund are neither insured nor guaranteed by the U.S. government and there is no assurance that the Fund will be able to maintain a stable net asset value of $1.00 per share; investment returns will vary with market conditions.

** A small portion of the Fund's income may be subject to state and local taxes and the Alternative Minimum Tax. Capital gains, if any, may also be taxed.

INCOME FUNDS
------------------------------------------------------------------------------------------------------------------------------------
 FUND                         RISK/REWARD         HOW IT INVESTS                          CHOOSE THIS FUND IF...
------------------------------------------------------------------------------------------------------------------------------------
                           [Horizontal bar        Seeks a high level of current income    You are seeking to combine high
 Government Fund           graph indicating       consistent with safety of principal     current income and safety of principal
                           risk/reward of         primarily from U.S. government
                           Fund]                  securities(S)
------------------------------------------------------------------------------------------------------------------------------------

                           [Horizontal bar        An aggressive high-yield bond           You want to maximize current income
 High Yield                graph indicating       fund that is actively managed for       and can accept the higher risk of
 Corporate Bond Fund       risk/reward of         maximum current income||                securities with high yield potential
                           Fund]
------------------------------------------------------------------------------------------------------------------------------------

                                                  Seeks high current yields and           You prefer the higher return potential
 International Bond Fund   [Horizontal bar        competitive total return from non-      of international bonds or want to
                           graph indicating       U.S. bonds with an emphasis on          add diversification to your domestic
                           risk/reward of         risk control                            investments++
                           Fund]
------------------------------------------------------------------------------------------------------------------------------------

                           [Horizontal bar        Seeks to provide current income,        You are averse to risk or want to earn
 MONEY MARKET FUND         graph indicating       stability of principal, and liquidity,  competitive yields on cash you're plan-
                           risk/reward of         with free checkwriting#                 ning to spend or invest in the near future
                           Fund]
------------------------------------------------------------------------------------------------------------------------------------

                           [Horizontal bar        Seeks current income and competi-       You seek to combine the return potential
 Strategic Income Fund     graph indicating       tive overall return by investing in     of high-grade, high-yield,|| and inter-
                           risk/reward of         a diversified portfolio of domestic     national bonds and want to manage risk
                           Fund]                  and foreign debt securities++           through multimarket diversification
------------------------------------------------------------------------------------------------------------------------------------


TAX-FREE INCOME FUNDS
------------------------------------------------------------------------------------------------------------------------------------
 FUND                         RISK/REWARD         HOW IT INVESTS                          CHOOSE THIS FUND IF...
------------------------------------------------------------------------------------------------------------------------------------
                            [Horizontal bar       Seeks high current income exempt        You are a California resident and want to
 California Tax Free Fund   graph indicating      from both federal and California        keep more of what you earn by invest-
                            risk/reward of        income taxes consistent with            ing for income that's double tax free**
                            Fund]                 preservation of capital**
------------------------------------------------------------------------------------------------------------------------------------

                            [Horizontal bar       Seeks high current income exempt        You are a New York State or City resident
 New York Tax Free Fund     graph indicating      from federal, New York State, and       and want to keep more of what you earn
                            risk/reward of        New York City income taxes consis-      with income that's double or triple tax
                            Fund]                 tent with preservation of capital**     free**
------------------------------------------------------------------------------------------------------------------------------------

                            [Horizontal bar       Seeks high current income exempt        You are in a high federal income tax
 Tax Free Bond Fund         graph indicating      from regular federal income tax con-    bracket or want to pay less of your
                            risk/reward of        sistent with preservation of capital**  investment income to the IRS
                            Fund]
------------------------------------------------------------------------------------------------------------------------------------

A word about risk and reward

The "thermometers" in the tables above show how much risk the investor must assume and the related return potential. Generally speaking, investments with higher return potential also carry higher risks. So, the longer the indicator bar, the higher the risk and reward potential of the Fund.

The prospectus contains information on advisory fees, other expenses, and share classes. Please read it carefully before you invest or send any money. Shares must be offered in the investor's state of residence.

--------------------------------------------------------------------------------
                                   MAINSTAY
                               Money Market Fund
--------------------------------------------------------------------------------


                                   [GRAPHIC]

                                Semiannual Report
                                June 30, 1997
                                Unaudited

                              [LOGO] MAINSTAY(R)
                                     FUNDS



                               OFFICERS & TRUSTEES

             Alice T. Kane     Chairperson and Trustee
             Walter W. Ubl     President, Chief Executive Officer, and Trustee
           Edward J. Hogan     Trustee
             Harry G. Hohn     Trustee
  Nancy Maginnes Kissinger     Trustee
          Terry L. Lierman     Trustee
       Donald E. Nickelson     Trustee
            Donald K. Ross     Trustee
       Richard S. Trutanic     Trustee
        Jefferson C. Boyce     Senior Vice President
          Anthony W. Polis     Chief Financial Officer
        Richard W. Zuccaro     Tax Vice President
       A. Thomas Smith III     Secretary

                              Dechert Price & Rhoads
                                  Legal Counsel


[LOGO] MAINSTAY(R) FUNDS


NYLIFE Distributors Inc.
Morris Corporate Center, Building A
300 Interpace Parkway
Parsippany, New Jersey 07054
Administrator & Distributor of The MainStay Funds

http://www.mainstayfunds.com

NYLIFE Distributors Inc., member NASD, is an indirect wholly owned subsidiary of New York Life Insurance Company.

[LOGO] NEW YORK LIFE

This report is provided for the information of shareholders of the MainStay Money Market Fund. It may be given to others only when preceded or accompanied by an effective MainStay Funds prospectus. This report does not offer to sell any securities or solicit orders to buy them.

(C)1997. All rights reserved.                                       MSSA12-08/97
[GRAPHIC]

Table of Contents

Chairperson's Letter                                                           2

MainStay New York Tax Free Fund Highlights                                     4

$10,000 Invested in the MainStay New York
Tax Free Fund versus Lehman Brothers
Municipal Bond Index and Inflation--
Class A & Class B Shares                                                       5

Portfolio Management Discussion and Analysis                                   6

Year-by-Year & Six-Month Performance                                           7

Diversification of Holdings--Top 5                                             8

Quality Breakdown                                                              9

Returns & Lipper Rankings                                                     10

Portfolio of Investments                                                      11

Unaudited Financial Statements                                                13

Notes to Financial Statements                                                 17

The MainStay Funds                                                            22

--------------------------------------------------------------------------------
[GRAPHIC]

Chairperson's Letter

After a remarkable six-year period of expansion, the U.S. economy continued to grow throughout the first half of 1997. For most investors, the overall impact was positive, but there were some rough seas along the way.

As the stock market made gains early in the year, concerns about the possibility of impending inflation brought increased price volatility. In late March, the Federal Reserve Board moved to raise interest rates in an effort to slow economic growth. Although this preemptive strike helped keep inflation in check, the initial reaction from both the stock and bond markets was negative. As a result, bond prices faltered and stocks tumbled more than 9% from their peak before both markets began to stabilize.

As employment figures, earnings estimates, and other indicators began to suggest that economic growth was slowing in the second quarter, the stock market not only recovered lost ground, but soared to record highs. With higher valuations, however, the market became increasingly volatile, reacting severely to any news that could signal a shift in buying patterns or interest rates.


Positive performance, emerging concerns

Despite the volatility, domestic stock and bond markets closed the first half of 1997 with positive returns. While Malaysia and Singapore had negative results, most international markets performed well. Given these results, many investors are once again celebrating their good fortune. The underlying volatility, however, should serve to remind us that the level of growth we've enjoyed for more than six years is not typical market behavior.

Certainly no one can predict what will happen next, so it's important to keep recent performance in perspective. We believe that having realistic expectations, as well as a long-range plan and diversified investments can help you work toward achieving your goals, wherever the markets may move.


Solid team approach

At MainStay(R), we believe our risk-averse approach can help provide reassurance to many investors, particularly in uncertain times. Each MainStay Fund is managed by a team of experienced professionals who employ disciplined investment strategies to seek competitive returns with careful attention to downside risk. Our team approach offers investors a combination of experience, insight, and market perspective that few individuals could provide on their own. It also helps provide important checks and balances in security selection, market evaluation, and overall accountability.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Our Fund managers believe that strong companies tend to get stronger in up markets and perform better than average when the markets go down. Using selection criteria appropriate to the individual Funds they manage, they may look for specific catalysts that are likely to stimulate growth, enhance value, or increase yield without taking on unnecessary risk.


Looking forward

As we move into the second half of 1997, we expect that an intensified focus on inflation, interest rates, and corporate earnings will account for much of the momentum driving the market. Regardless of how events unfold, you can be confident that we will hold true to our disciplined management approach.

At MainStay, we believe that having a close relationship with your Registered Representative is one of the best ways to keep your long-term focus in any market environment. Therefore, we urge you to speak with your Registered Representative regularly--whether the market happens to be up or down--so he or she can understand your needs and help keep you on a steady course.

While we've seen positive results for the first half of the year, we remain somewhat cautious. Whatever the future brings, we'll continue to provide the information, service, and support you can consider when making decisions--and the prudent management you depend on to pursue your long-range goals.

Sincerely,


/s/ Alice T. Kane

Alice T. Kane
July 1997

--------------------------------------------------------------------------------

MainStay New York Tax Free Fund Highlights

                                MARKET HIGHLIGHTS
                         FOR THE 6 MONTHS ENDED 6/30/97
--------------------------------------------------------------------------------
o Aside from the delay in passing the state budget, the first half of 1997 was a relatively uneventful period in the New York municipal market.

o Although the Federal Funds rate increased in March, economic growth slowed in the second quarter and the market tended to trade in a relatively narrow range for most of the first half of the year.

o Stock market gains reduced demand for New York municipal bonds, but low new issuance and the large amount of calls and prerefundings in the past few years helped keep supply manageable.

o High-coupon, short-duration bonds did better in the first quarter and low-coupon, longer-duration bonds did better in the second quarter.
--------------------------------------------------------------------------------


                             FUND HIGHLIGHTS FOR THE
                      6- AND 12-MONTH PERIODS ENDED 6/30/97
--------------------------------------------------------------------------------
o One-year total returns of 7.35% and 7.08% for Class A shares and Class B shares, respectively, excluding all sales charges, as of 6/30/97.

o Prerefundings and selected buy and sell opportunities provided the Fund with increased total return.

o While the Fund did not make any major duration calls, having a slightly longer-than-neutral duration when interest rates rose in late March had a negative impact on performance.

o Both share classes underperformed the average Lipper* New York municipal debt fund for the six months ended 6/30/97.
--------------------------------------------------------------------------------


----------
* See footnote + and table on page 10 for more information on Lipper Analytical Services, Inc.

$10,000 Invested in the MainStay
New York Tax Free Fund versus
Lehman Brothers Municipal Bond
Index and Inflation


CLASS A SHARES
 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

                         MainStay                    Lehman Brothers
                       New York Tax                     Municipal
Period-end              Free Fund                      Bond Index*                   Inflation+
------------------------------------------------------------------------------------------------
10/1/91                 $ 9,550.00                     $10,000.00                    $10,000.00
  12/91                 $ 9,748.8O                     $10,335.00                    $10,051.00
  12/92                 $10,627.6O                     $11,247.00                    $10,349.00
  12/93                 $11,915.5O                     $12,628.00                    $10,632.00
  12/94                 $11,353.2O                     $11,975.00                    $10,908.00
  12/95                 $13,166.8O                     $14,066.00                    $11,192.00
  12/96                 $13,569.3O                     $14,689.00                    $11,563.00
   6/97                 $13,945.00                     $15,159.00                    $11,642.00



CLASS B SHARES
 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

                         MainStay                    Lehman Brothers
                       New York Tax                     Municipal
Period-end              Free Fund                      Bond Index*                   Inflation+
------------------------------------------------------------------------------------------------
10/1/91                 $10,000.00                     $10,000.00                    $10,000.00
  12/91                 $10,208.20                     $10,335.00                    $10,051.00
  12/92                 $11,128.40                     $11,247.00                    $10,349.00
  12/93                 $12,477.00                     $12,628.00                    $10,632.00
  12/94                 $11,888.20                     $11,975.00                    $10,908.00
  12/95                 $13,750.90                     $14,066.00                    $11,192.00
  12/96                 $14,145.00                     $14,689.00                    $11,563.00
   6/97                 $14,377.00                     $15,159.00                    $11,642.00

----------
     The Class A graph assumes an initial investment of $10,000 made on 10/1/91 reflecting the effect of the 4.5% maximum up-front sales charge, thereby reducing the amount of the investment to $9,550. The Class B graph assumes an initial investment of $10,000 made on 10/1/91 and includes the historical performance of the Class A shares for periods from inception (10/1/91) through 12/31/94. Returns shown reflect the Contingent Deferred Sales Charge (CDSC) of 1%, as it would apply for the period shown. (The $10,000 invested in the Lehman Brothers Municipal Bond Index begins on 9/30/91.) All results include reinvestment of distributions at net asset value and the change in share price for the stated period. Past performance is no guarantee of future results.

* The Lehman Brothers Municipal Bond Index (which does not have a sales charge) includes approximately 15,000 municipal bonds rated Baa or better by Moody's with a maturity of at least two years. Bonds subject to the Alternative Minimum Tax or with floating or zero coupons are excluded. The Index is unmanaged and results assume the reinvestment of all income and capital gain distributions.

+ Inflation is represented by the Consumer Price Index (CPI), which is a commonly used measure of the rate of inflation and shows the changes in the cost of selected goods. It does not represent an investment return.

[GRAPHIC]

Portfolio Management Discussion and Analysis


For the first six months of 1997, the New York municipal market was relatively quiet. While the State once again struggled to pass a budget, fiscal responsibility appeared to reign and there were no major disturbances or credit concerns. Overall, New York City continues to benefit from lower crime and the strength of Wall Street. Long Island is diversifying its economic base, and while upstate regions are doing better, they continue to lag the national averages in terms of economic growth.

Although the market rallied a little in the beginning of the year, prices declined in March as the economy appeared to be heating up. When the Federal Reserve Board moved to raise interest rates, prices dropped even further, but in the second quarter, moderate economic growth led to a rally in bond prices. Overall, municipals tended to trade within a relatively narrow range over the first half of the year, without any major incidents or market upsets.

Supply and demand were affected by stock market gains, which drew money away
-----------------
from the New York municipal market. Fortunately, prerefundings made in earlier
                                                 -------------
years, calls, and low new issuance reduced supply and helped the market deal with weakening demand.

Liquidity continued to decline, yield spreads tightened, and several
                                -------------
broker/dealers left the municipal market to pursue higher profit potential elsewhere. Municipal quality generally increased as the cost of insurance continued to decline for new issues. With fewer issues offering yield advantages, individual security selection became increasingly important in identifying municipal bond opportunities.


Given this context, how did the MainStay New York Tax Free Fund do during the first half of 1997?

For the six months ended 6/30/97, the MainStay New York Tax Free Fund returned 2.77% and 2.67% for Class A shares and Class B shares, respectively, excluding all sales charges. Both share classes underperformed the average Lipper* New York municipal debt fund, which returned 2.96% over the reporting period.


What factors were the major contributors to the Fund's underperformance?

In the first quarter, we believed inflation would remain modest and economic growth would continue to be favorable. As a result, the Fund had a slightly longer duration than our competitors when the Federal Reserve Board moved to
       --------
raise interest rates, and this negatively impacted performance. Although we quickly went back to a neutral duration for the Fund and have remained there ever since, the Fund suffered a setback that would take much of the second quarter to undo.


How did you seek to provide attractive yields for municipal investors?

With the increase in insured credits, today about half of the municipal issues
                     ---------------
available are rated AAA or carry insurance that gives them equivalent characteristics. As a result, it's easy to find quality, but difficult to find yield. We have reduced the Fund's holdings among AA-rated and A-rated paper, which


[GRAPHIC]


Supply and demand
-----------------
In the bond market, supply is influenced by the amount of new securities issued and the amount of bonds investors wish to sell. Demand reflects the amount of bonds investors wish to buy, which may decrease when other markets offer greater opportunities.


Prerefunding
------------
Returning principal prior to the initial date at which a bond can be called or "refunded" (usually 10 years after issuance). In order to prerefund, the issuer must return the par value of the bond and provide or guarantee interest payments through the initial call date.



----------
* See footnote and table on page 10 for more information on Lipper Analytical Services, Inc.

YEAR-BY-YEAR & SIX-MONTH PERFORMANCE
 [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR GRAPH IN THE PRINTED MATERIAL.]

Period-end                               Total Return %
-----------                               --------------
12/91                                         2.08
12/92                                         8.98
12/93                                        12.11
12/94                                        -4.71
12/95                                        15.97 Class A
12/95                                        15.67 Class B
12/96                                         3.06 Class A
12/96                                         2.86 Class B
 6/97                                         2.77 Class A
 6/97                                         2.67 Class B

----------
Returns are for Class A shares unless otherwise noted. See footnote * on page 10 for more information on performance.


we believe offer insufficient yield advantages relative to the highest-quality securities. Instead, we've looked for opportunities in BBB-rated paper. We believe these securities offer potentially higher yields.


Can you be specific?

Sure. In the past, we have found opportunities among BBB-rated hospital issues. Over the years, negative press about hospitals and health care issues has caused these issues to be oversold. As we've seen opportunities to buy at advantageous prices, we have done so, and as yield spreads have narrowed, the Fund has benefited. As hospital quality and utilization have improved, some of these credits have become stronger. We continue to hold BBB hospital issues and believe they offer attractive compensation to investors.


If you want higher yields, why not invest in noninvestment-grade securities?

While some of our competitors have invested in high-yield municipals to improve their returns, the MainStay New York Tax Free Fund is unable to do so. According to the prospectus, the Fund may not invest in any securities rated below "medium grade." The Fund's BBB-rated bonds have provided competitive returns, but we don't want to compromise quality for yield. In fact, the overall quality rating of the Fund's investment portfolio is AA, which we feel is appropriate for the Fund's investors and our risk-management strategy at this time.


Are there other steps you take to manage risk?

Yes, we seek to diversify geographically within the state as well as in the types of issues we buy. As a result, the Fund owns everything from bridge, tunnel, and airport bonds to hospital, highway, and school securities. Of course, with a single-state fund, the opportunities for diversification are naturally limited, so we've also invested in Puerto Rican bonds, which offer the same tax advantages and are sometimes attractively priced. The limitations of a state-specific Fund mean that when the New York economy suffers, the impact can be expected to be reflected in the Fund's performance.


[GRAPHIC]


Yield spread
------------
The difference in yield between securities in different market sectors, such as Treasury securities and municipal bonds--or between different securities in a single sector, such as municipal bonds with different credit ratings.


Duration
--------
A measure of average maturity, which adjusts for the time value of the payments investors will receive, and which takes into account interest payments as well as principal payments. Duration is a better gauge of interest-rate sensitivity than average maturity alone.


Insured credits
---------------
Bonds that carry insurance or other guarantees that interest and principal payments will be met. Although such insurance may increase the cost of the bond, it also reduces the risk of default, regardless of the issuer's credit quality.

DIVERSIFICATION OF HOLDINGS--TOP 5 AS OF 6/30/97
 [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

Holdings                                        Percentage
----------------------------------------------------------
Transportation                                       18.1%
Water Utility                                        11.7%
Special Tax                                          11.3%
County/City/Special District-General Obligation      11.3%
Hospital/Nursing Home                                10.5%
All Other                                            37.1%

----------
Actual percentages will vary over time.



How do you seek to protect yields over time?

Since we're investing for the long term, we need to watch when the Fund's bonds can be called--redeemed by the issuer prior to their stated maturity--to provide the Fund's investment portfolio with a measure of call protection and reduce the probability of having to reinvest at unattractive rates. During the first half of the year, we've been continually extending our call dates with newer or longer issues. While many of these transactions are neutral in terms of performance, the net effect is to help improve call protection for the Fund's investors.


What were the Fund's best performing securities during the reporting period?

In selecting securities, we generally look for prerefunding potential. Prerefunding can help boost performance by ensuring that investors receive the full value of the bond and the full value of interest payments to the call date, even before it arrives. By far, the Fund's best performers during the first half of 1997 were a couple of New York State Medical Care Facilities bonds and a New York City general obligation bond that prerefunded.


What else did well for the portfolio?

The Fund's holdings of New York State Dormitory Authority zero-coupon bonds performed well. Their long duration paid off in the second quarter. We also managed to purchase another New York City general obligation bond at a market low--and we knew these bonds would be scarce.


Why would New York City general obligation bonds be scarce?

While New York City is the nation's largest municipal issuer, it has reached its debt issuance limit. In the future the city will issue bonds through the New York City Transitional Finance Authority. But in the meantime, we saw an opportunity in the city's general obligation bonds and it has worked well for the Fund.


Were there other pockets of strong performance?

Yes. Generally speaking, high-coupon, short-duration bonds did well in the first


[GRAPHIC]
quarter. Low-coupon, long-duration bonds performed better in the second quarter. We quickly turned over a JFK International Airport bond in April, realizing an attractive profit. We also bought some new issue Puerto Rican Building Authority bonds and a Port Authority of New York bond at low prices and sold them both at a profit in June.


Which securities underperformed during the first half of the year?

While some of the Fund's New York City general obligation and New York Medical Care Facilities bonds prerefunded, others with similar coupons and maturities underperformed, particularly in the second quarter, due to their short duration. We also sold New York Industrial Development bonds for the Rockefeller Foundation at a market low, which negatively impacted the Fund.


What is your outlook going forward?

We're currently maintaining a neutral duration, but revisiting that decision weekly. We believe that if growth remains moderate and inflation doesn't heat up, it should be good for bonds. But with low unemployment, wage increases could trigger inflation, so the future remains uncertain. We'll continue to manage the Fund seeking a high level of current income free from regular federal income tax and New York City and State personal income tax,+ consistent with the preservation of capital.



Ravi Akhoury
James Flood
Portfolio Managers



QUALITY BREAKDOWN AS OF 6/30/97
 [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

Quality                                           Percentage
------------------------------------------------------------
AAA                                                    53.2%
AA                                                      9.4%
A                                                      15.9%
BBB                                                    18.1%
Cash, Equivalents & Other Assets, less Liabilities      3.4%

----------
Actual percentages will vary over time. Bond quality ratings provided by Standard & Poor's. See the prospectus for details.


[GRAPHIC]


----------
+ A small portion of income may be subject to state and local taxes and the Alternative Minimum Tax. Capital gains, if any, may also be taxed.

Returns & Lipper Rankings as of 6/30/97

Fund average annual total returns*
--------------------------------------------------------------------------------
                        1 year        5 years       Life of Fund through 6/30/97
Class A                 7.35%         6.46%                     6.80%
Class B                 7.08%         6.34%                     6.70%
--------------------------------------------------------------------------------
Fund SEC returns*
--------------------------------------------------------------------------------
                        1 year        5 years       Life of Fund through 6/30/97
Class A                 2.52%         5.48%                     5.95%
Class B                 2.08%         6.03%                     6.57%
--------------------------------------------------------------------------------
Fund Lipper+ rankings & Lipper category returns as of 6/30/97
--------------------------------------------------------------------------------
                        1 year        5 years       Life of Fund through 6/30/97
Class A                 64 out of     23 out of                 26 out of
                        90 funds      43 funds                  42 funds
Class B                 76 out of     n/a                       n/a
                        90 funds
Average Lipper
NY municipal
debt fund               7.71%         6.31%                     6.86%
--------------------------------------------------------------------------------
Fund per share net asset values & distributions for the six months ended 6/30/97
--------------------------------------------------------------------------------
                     NAV 6/30/97       Income                 Capital Gains
Class A               $9.94           $0.2400                   $0.0000
Class B               $9.87           $0.2280                   $0.0000
--------------------------------------------------------------------------------

----------
* Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that upon redemption, shares may be worth more or less than their original cost. Total returns shown are based on NAV and assume no deduction for CDSC or applicable sales charges. In compliance with SEC guidelines, SEC returns include the maximum sales charge and show the percentage change for each of the required periods. All returns assume capital gain and dividend distributions are reinvested. Performance figures reflect the assumption of certain Fund expenses by the Fund's administrator and adviser. Had these expenses not been assumed, total return figures would have been lower. This expense limitation may be terminated or revised at any time.

     Class B shares, first offered to the public on 1/3/95, are sold with no initial sales charge, but are subject to a maximum CDSC of up to 5% if shares are redeemed during the first 6 years of purchase and an annual 12b-1 fee of up to .50%. Performance figures for this class include the historical performance of the Class A shares for periods from inception (10/1/91) up to 12/31/94. Performance data for the two classes after this date vary based on differences in their expense structures. Class A shares are sold with a maximum initial sales charge of 4.5% and a 12b-1 fee of .25%.

+ Lipper Analytical Services, Inc. is an independent monitor of mutual fund performance. Its rankings are based on total returns with capital gains and dividends reinvested. Results do not reflect any deduction of sales charges. Lipper averages listed above are not class specific. Life of Fund return is from the period of the Class A shares' initial offering through 6/30/97. Class B shares were first offered to the public on 1/3/95; Class A shares on 10/1/91.


[GRAPHIC]

Portfolio of Investments June 30, 1997 (unaudited)

                                                       Principal
                                                         Amount         Value
                                                  ==============================
LONG-TERM MUNICIPAL BONDS (96.6%)+


NEW YORK (93.2%)
Battery Park City Authority Revenue
  Series A
  5.50%, due 11/1/26 .........................       $  900,000       $  874,125
Metropolitan Transportation
  Authority Service Contract
  Commuter Facilities Revenue
  Series L
  7.50%, due 7/1/17 ..........................          835,000          877,752
Municipal Assistance Corp.
  New York City, Series 67
  7.625%, due 7/1/08 .........................          800,000          866,000
Nassau County General Obligation
  Series T
  5.20%, due 9/1/15 ..........................          650,000          635,375
New York City General Obligation
  Series G
  6.00%, due 10/15/26 ........................          925,000          933,094
  Series C
  7.20%, due 8/15/15 .........................          355,000          382,512
  7.50%, due 8/1/20 ..........................           25,000           27,844
  Series F
  8.20%, due 11/15/04 ........................           95,000          107,706
New York City Housing Authority
  Multifamily Revenue, Series A
  5.65%, due 7/1/10 ..........................          250,000          250,625
New York City Municipal
  Finance Authority, Water and Sewer
  System Revenue, Series B
  5.50%, due 6/15/27 .........................          900,000          875,250
  5.75%, due 6/15/29 .........................          900,000          897,750
New York City Trust
  Cultural Resources Revenue
  Botanical Garden
  5.80%, due 7/1/26 ..........................          950,000          960,688
New York State Dormitory Authority
  Revenue, Manhattanville
  (zero coupon), due 7/1/19 ..................        2,175,000          647,062
  (zero coupon), due 7/1/21 ..................        1,175,000          312,844
  Park Ridge Housing Income Project
  7.85%, due 2/1/29 ..........................          800,000          850,000
New York State Energy Research &
  Development Authority
  Gas Facilities Revenue
  Brooklyn Union Gas Co., Project
  5.50%, due 1/1/21 ..........................          900,000          885,375
  Electric Co. Facilities Revenue
  Con Edison, Project B
  9.25% due 9/15/22 (a) ......................           45,000           46,287

----------
+  Percentages indicated are based on Fund net assets.



                                                       Principal
                                                         Amount         Value
                                                  ==============================
NEW YORK (Continued)
New York State Environmental
  Facilities Corp. Pollution Control
  Revenue, State Water
  Series A
  4.65%, due 6/15/07 .........................       $  395,000       $  386,606
New York State Housing Finance
  Agency Service Contract Obligation
  Revenue, Series A
  7.65%, due 3/15/05 .........................           60,000           66,450
New York State Local Government
  Assistance Corp.
  (zero coupon), due 4/1/14 ..................        1,500,000          603,750
New York State Medical Care Facilities
  Finance Agency Revenue
  7.50%, due 2/15/21 .........................          315,000          346,106
  7.80%, due 2/15/19 .........................          310,000          330,537
  7.875%, due 8/15/20 ........................           55,000           60,294
  8.875%, due 8/15/07 ........................          605,000          620,194
  St. Francis Hospital of Roslyn
  Project A
  7.625%, due 11/1/21 ........................        1,035,000        1,099,688
New York State Urban Development
  Corp. Revenue
  5.50%, due 7/1/22 ..........................          900,000          867,375
Niagara Falls, New York, Bridge
  Commission Toll Revenue
  Series B
  5.25%, due 10/1/15 .........................          715,000          703,381
Port Authority of New York &
  New Jersey Consolidated Bonds
  Series 190
  5.375%, due 1/15/32 ........................          750,000          720,000
  Series 52
  9.00%, due 11/1/24 .........................          150,000          164,438
Triborough Bridge & Tunnel Authority
  of New York, General Purpose
  Revenue, Series L
  8.125%, due 1/1/12 .........................          850,000          882,589
                                                                      ----------
                                                                      17,281,697
                                                                      ----------


PUERTO RICO (3.4%)
Puerto Rico Commonwealth
  Infrastructure Special Financing
  Authority, Series A
  7.90%, due 7/1/07 ..........................          600,000          631,098
                                                                      ----------
                                                                         631,098
                                                                      ----------

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay New York Tax Free Fund


                                                                        Value
                                                                     ===========
Total Investments
  (Cost $17,784,748) (b) .....................             96.6%     $17,912,795(c)
Cash and Other Assets, Less Liabilities ......              3.4          621,701
                                                          =====      ===========
Net Assets ...................................            100.0%     $18,534,496
                                                          =====      ===========

----------
(a)  Interest on these securities is subject to alternative minimum tax.
(b) The cost stated also represents the aggregate cost for Federal income tax purposes.
(c) At June 30, 1997, net unrealized appreciation was $128,048, based on cost for Federal income tax purposes. This consisted of aggregate gross unrealized appreciation for all investments on which there was an excess of market value over cost of $355,106 and aggregate gross unrealized depreciation for all investments on which there was an excess of cost over market value of $227,058.


The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of June 30, 1997 (unaudited)

ASSETS:
Investment in securities, at value (identified cost $17,784,748) .............................................   $17,912,795
Cash .........................................................................................................        49,363
Receivables:
  Interest ...................................................................................................       384,190
  Investment securities sold .................................................................................       300,905
  Fund shares sold ...........................................................................................        10,058
Variation margin receivable on futures contracts .............................................................           487
                                                                                                                 -----------
   Total assets ..............................................................................................    18,657,798
                                                                                                                 -----------
LIABILITIES:
Payables:
  NYLIFE Distributors ........................................................................................         6,736
  Transfer agent .............................................................................................         3,252
  Adviser ....................................................................................................         1,957
  Custodian ..................................................................................................           786
  Trustees ...................................................................................................           163
Accrued expenses .............................................................................................        36,661
Dividend payable .............................................................................................        73,747
                                                                                                                 -----------
   Total liabilities .........................................................................................       123,302
                                                                                                                 -----------
Net assets ...................................................................................................   $18,534,496
                                                                                                                 ===========
COMPOSITION OF NET ASSETS:
Shares of beneficial interest outstanding (par value of $.01 per share) unlimited number of shares authorized:
  Class A ....................................................................................................   $    13,867
  Class B ....................................................................................................         4,811
Additional paid-in capital ...................................................................................    18,345,303
Accumulated undistributed net investment income ..............................................................        21,394
Accumulated net realized gain on investments .................................................................        21,073
Unrealized appreciation on investments .......................................................................       128,048
                                                                                                                 -----------
Net assets ...................................................................................................   $18,534,496
                                                                                                                 ===========
CLASS A
Net assets applicable to outstanding shares ..................................................................   $13,788,550
                                                                                                                 ===========
Shares of beneficial interest outstanding ....................................................................     1,386,667
                                                                                                                 ===========
Net asset value per share outstanding ........................................................................   $      9.94
Maximum sales charge (4.50% of offering price) ...............................................................          0.47
                                                                                                                 -----------
Maximum offering price per share outstanding .................................................................   $     10.41
                                                                                                                 ===========
CLASS B
Net assets applicable to outstanding shares ..................................................................   $ 4,745,946
                                                                                                                 ===========
Shares of beneficial interest outstanding ....................................................................       481,052
                                                                                                                 ===========
Net asset value and offering price per share outstanding .....................................................   $      9.87
                                                                                                                 ===========

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the six months ended June 30, 1997 (unaudited)

INVESTMENT INCOME:
Income:
  Interest .....................................................      $ 592,835
                                                                      ---------
Expenses:
  Administration ...............................................         23,407
  Advisory .....................................................         23,407
  Service ......................................................         23,407
  Shareholder communication ....................................         19,011
  Transfer agent ...............................................         16,960
  Professional .................................................         10,864
  Custodian ....................................................         10,353
  Distribution--Class B ........................................          5,434
  Registration .................................................            846
  Trustees .....................................................            253
  Miscellaneous ................................................          2,978
                                                                      ---------
   Total expenses before reimbursement .........................        136,920
Expense reimbursement from Adviser and Administrator ...........        (15,385)
                                                                      ---------
   Net expenses ................................................        121,535
                                                                      ---------
Net investment income ..........................................        471,300
                                                                      ---------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) from:
  Security transactions ........................................        184,415
  Futures transactions .........................................        (14,104)
                                                                      ---------
Net realized gain on investments ...............................        170,311
                                                                      ---------
Net change in unrealized appreciation on investments:
  Security transactions ........................................       (132,925)
  Futures transactions .........................................         (1,125)
                                                                      ---------
Net unrealized loss on investments .............................       (134,050)
                                                                      ---------
Net realized and unrealized gain on investments ................         36,261
                                                                      ---------
Net increase in net assets resulting from operations ...........      $ 507,561
                                                                      =========

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Changes in Net Assets

                                                                                    Six months
                                                                                      ended         Year ended
                                                                                     June 30,      December 31,
                                                                                       1997*            1996
                                                                                   ============    ============
DECREASE IN NET ASSETS:
Operations:
  Net investment income ........................................................   $    471,300    $    978,259
  Net realized gain on investments .............................................        170,311         178,029
  Net change in unrealized appreciation on investments .........................       (134,050)       (553,341)
                                                                                   ------------    ------------
  Net increase in net assets resulting from operations .........................        507,561         602,947
                                                                                   ------------    ------------
Dividends to shareholders:
  From net investment income:
   Class A .....................................................................       (350,265)       (860,400)
   Class B .....................................................................       (102,920)       (132,523)
                                                                                   ------------    ------------
     Total dividends to shareholders ...........................................       (453,185)       (992,923)
                                                                                   ------------    ------------
Capital share transactions:
  Net proceeds from sale of shares:
   Class A .....................................................................        371,545         714,259
   Class B .....................................................................      1,006,890       2,775,763
  Net asset value of shares issued to shareholders in reinvestment of dividends:
   Class A .....................................................................        117,215         326,939
   Class B .....................................................................         44,632          87,529
                                                                                   ------------    ------------
                                                                                      1,540,282       3,904,490
  Cost of shares redeemed:
   Class A .....................................................................     (2,310,794)     (3,316,131)
   Class B .....................................................................       (421,210)       (362,803)
                                                                                   ------------    ------------
     Increase (decrease) in net assets derived from capital share transactions .     (1,191,722)        225,556
                                                                                   ------------    ------------
     Net decrease in net assets ................................................     (1,137,346)       (164,420)
NET ASSETS:
Beginning of period ............................................................     19,671,842      19,836,262
                                                                                   ------------    ------------
End of period ..................................................................   $ 18,534,496    $ 19,671,842
                                                                                   ============    ============
Accumulated undistributed net investment income ................................   $     21,394    $      3,279
                                                                                   ============    ============

----------
*  Unaudited.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios


                                    Class A         Class B         Class A        Class B      Class A         Class B
                                   ==========      ==========     ==========     ==========    ==========     ==========
                                       Six months ended                  Year ended                    Year ended
                                         June 30, 1997*              December 31, 1996              December 31, 1995
                                   ==========================     =========================    =========================
Net asset value at
  beginning of period ..........        $9.91           $9.84         $10.12         $10.02         $9.20          $9.20
                                   ----------      ----------     ----------     ----------    ----------     ----------
Net investment income ..........         0.24            0.23           0.50           0.45          0.52           0.59
Net realized and
  unrealized gain (loss)
  on investments ...............         0.03            0.03          (0.21)         (0.18)         0.91           0.82
                                   ----------      ----------     ----------     ----------    ----------     ----------
Total from investment
  operations ...................         0.27            0.26           0.29           0.27          1.43           1.41
                                   ----------      ----------     ----------     ----------    ----------     ----------
Less dividends and
  distributions:
From net investment
  income .......................        (0.24)          (0.23)         (0.50)         (0.45)        (0.51)         (0.59)
From net realized gain
  on investments ...............         --              --             --             --            --             --
                                   ----------      ----------     ----------     ----------    ----------     ----------
Total dividends and
  distributions ................        (0.24)          (0.23)         (0.50)         (0.45)        (0.51)         (0.59)
                                   ----------      ----------     ----------     ----------    ----------     ----------
Net asset value at end
  of period ....................        $9.94           $9.87          $9.91          $9.84        $10.12         $10.02
                                   ==========      ==========     ==========     ==========    ==========     ==========
Total investment return(b)               7.35%           7.08%          3.06%          2.86%        15.97%         15.67%
Ratios (to average
  net assets)/
   Supplemental Data:
     Net investment
      income ...................         5.09%+          4.84%+          5.0%           4.7%          5.4%           5.1%
     Net expenses ..............         1.24%+          1.49%+         1.24%          1.49%         1.24%          1.49%
     Expenses (before
      reimbursement) ...........         1.40%+          1.65%+          1.4%           1.6%          1.4%           1.6%
Portfolio turnover rate ........           81%             81%           114%           114%          114%           114%
Net assets at end of
  period (in 000's) ............      $13,789          $4,746        $15,572         $4,100       $18,248         $1,588

                                                               Class A
                                      =============================================================
                                      September 1            Year ended
                                        through               August 31         October 1, 1991(a)
                                      December 31     =========================       through
                                         1994**          1994           1993      August 31, 1992
                                      ==========      ==========     ==========  =================
Net asset value at
  beginning of period ..........           $9.58          $10.43          $9.95          $9.55
                                      ----------      ----------     ----------     ----------
Net investment income ..........            0.19            0.56           0.60           0.49
Net realized and
  unrealized gain (loss)
  on investments ...............           (0.39)          (0.59)          0.54           0.34
                                      ----------      ----------     ----------     ----------
Total from investment
  operations ...................           (0.20)          (0.03)          1.14           0.83
                                      ----------      ----------     ----------     ----------
Less dividends and
  distributions:
From net investment
  income .......................           (0.18)          (0.57)         (0.65)         (0.43)
From net realized gain
  on investments ...............            --             (0.25)         (0.01)          --
                                      ----------      ----------     ----------     ----------
Total dividends and
  distributions ................           (0.18)          (0.82)         (0.66)         (0.43)
                                      ----------      ----------     ----------     ----------
Net asset value at end
  of period ....................           $9.20           $9.58         $10.43          $9.95
                                      ==========      ==========     ==========     ==========
Total investment return(b)                 (2.11%)         (0.35%)        11.88%          8.95%
Ratios (to average
  net assets)/
   Supplemental Data:
     Net investment
      income ...................             6.1%+           5.7%           6.0%           5.9%+
     Net expenses ..............            0.99%+          0.99%          0.98%          0.99%+
     Expenses (before
      reimbursement) ...........             1.2%+           1.1%           1.2%           1.5%+
Portfolio turnover rate ........              39%            169%           131%            23%
Net assets at end of
  period (in 000's) ............         $17,106         $17,862        $15,665        $10,605

----------
*    Unaudited.
**   The Fund changed its fiscal year end from August 31 to December 31.
+    Annualized.
(a)  Commencement of operations.
(b) Total return is calculated exclusive of sales charges and is not annualized.


The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Notes to Financial Statements (unaudited)


Note 1--Organization and Business:

The MainStay Funds were organized on January 9, 1986 as a Massachusetts Business Trust. The Trust is registered under the Investment Company Act of 1940, as amended, (the "Act") as an open-end management investment company and is comprised of fourteen funds. These financial statements and notes relate only to MainStay New York Tax Free Fund (the "Fund").

The Fund currently offers two classes of shares. Class A shares are offered at net asset value per share plus an initial sales charge. Class B shares whose distribution commenced on January 3, 1995, are offered without an initial sales charge, although a declining contingent deferred sales charge may be imposed on redemptions made within six years of purchase. Class A shares and Class B shares bear the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights and conditions except that the Class B shares are subject to higher distribution fee rates. Each class of shares bears distribution and/or service fee payments under a distribution plan pursuant to Rule 12b-1 under the Investment Company Act of 1940.


Note 2--Significant Accounting Policies:

The following is a summary of significant accounting policies followed by the
Fund:

Valuation of Fund Shares. The net asset value per share of each class of shares is calculated on each day the New York Stock Exchange (the "Exchange") is open for trading as of the close of regular trading on the Exchange. The net asset value per share of each class of shares is determined by taking the assets attributable to a class of shares, subtracting the liabilities attributable to that class, and dividing the result by the outstanding shares of that class.

Securities Valuation. Portfolio securities of the Fund are stated at value determined (a) by appraising debt securities at prices supplied by a pricing agent selected by the Adviser, whose prices reflect broker/dealer supplied valuations and electronic data processing techniques if those prices are deemed by the Adviser to be representative of market values at the regular close of business of the New York Stock Exchange, (b) by appraising options and futures contracts at the last sale price on the market where such options or futures are principally traded, and (c) by appraising all other securities and other assets, including debt securities for which prices are supplied by a pricing agent but are not deemed by the Adviser to be representative of market values, but excluding money market instruments with a remaining maturity of sixty days or less and including restricted securities and securities for which no market quotations are available, at fair value in accordance with procedures approved by the Trustees. Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost if their term to maturity at purchase was 60 days or less, or by amortizing the difference between market value on the 61st day prior to maturity and value on maturity date if their original term to maturity at purchase exceeded 60 days.

MainStay New York Tax Free Fund


Events affecting the values of certain portfolio securities that occur between the close of trading on the principal market for such securities and the regular close of the New York Stock Exchange will not be reflected in the Fund's calculation of net asset value unless the Adviser believes that the particular event would materially affect net asset value, in which case an adjustment would be made.

Futures Contracts. A futures contract is an agreement to purchase or sell a specified quantity of an underlying instrument at a specified future date, or to make or receive a cash payment based on the value of a securities index. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market" such contract on a daily basis to reflect the market value of the contract at the end of each day's trading. The Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as "variation margin". When the futures contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund's basis in the contract. The Fund has entered into contracts for the future delivery of debt securities in order to attempt to protect against the effects of adverse changes in interest rates or to lengthen or shorten the average maturity or duration of the Fund's portfolio.

The use of futures contracts involves, to varying degrees, elements of market risk. Risks arise from the possible imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets, and the possible inability of counterparties to meet the terms of their contracts. However, the Fund's activities in futures contracts are conducted through regulated exchanges which minimize counterparty credit risks.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no Federal income tax provision is required.

Dividends and Distributions to Shareholders. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends monthly. Income dividends and capital gain distributions are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles.

Security Transactions and Investment Income. The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Interest income is accrued daily except when collection is not expected. Premiums on securities purchased by the Fund are amortized on the constant yield method over the life of the respective securities or, if applicable, over the period to the first call date. Discounts are accreted when required by Federal tax regulations.

Notes to Financial Statements (unaudited) continued


Expenses. Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred except when allocations of direct expenses can otherwise fairly be made. The investment income and expenses (other than expenses incurred under the Distribution Plan) and realized and unrealized gains and losses on investments of the Fund are allocated to separate classes of shares based upon their relative net asset value on the date the income is earned or expenses and realized and unrealized gains and losses are incurred.

Use of Estimates. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Concentration of Credit Risk. The Fund invests substantially all of its assets in debt obligations issued by political subdivisions and authorities in the State of New York and the Commonwealth of Puerto Rico. The issuer's ability to meet its obligations may be affected by economic and political developments within the State of New York and the Commonwealth of Puerto Rico.


Note 3--Fees and Related Party Policies:

Investment Advisory And Administration Fees. MacKay-Shields Financial Corporation ("MacKay-Shields") acts as investment adviser to the Fund under an Investment Advisory Agreement. MacKay-Shields is a registered investment adviser and an indirect wholly-owned subsidiary of New York Life Insurance Company ("New York Life"). NYLIFE Distributors Inc. ("NYLIFE Distributors"), an indirect wholly-owned subsidiary of New York Life, is the Administrator for the Fund.

The Trust, on behalf of the Fund, pays the Adviser and Administrator each a monthly fee for the services performed and the facilities furnished at an annual rate of 0.25% of the average daily net assets of the Fund.

The Adviser and the Administrator have voluntarily agreed to reimburse the expenses for the Fund to the extent that operating expenses would exceed on an annualized basis 1.24% and 1.49% for the Class A and Class B, shares respectively, of the average daily net assets. The expense reimbursement to the Fund for the six months ended June 30, 1997, was $15,385.

Distribution and Service Fees. The Trust, on behalf of the Fund, has a Distribution Agreement with NYLIFE Distributors Inc. (the "Distributor"). The Fund, with respect to each class of shares, has adopted a Distribution Plan (the "Plan") in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Class A Plan, the Distributor receives payments from the Fund at an annual rate of 0.25% of the average daily net assets of the Fund's Class A shares, which is an expense of the Class A shares of the Fund for distribution or service activities as designated by the Distributor. Pursuant to the Class B Plan, the Fund's

MainStay New York Tax Free Fund


Class B shares are subject to the payment of a monthly distribution fee, which is an expense of the Class B shares of the Fund, at the annual rate of 0.25% of the lesser of:

(a) the aggregate gross sales of the Fund's Class B shares since the inception of the Fund (not including reinvestment of dividends or capital gains distributions), less the aggregate net asset value of the Fund's Class B shares exchanged or redeemed since the Fund's inception upon which a contingent deferred sales charge has been imposed or upon which such charge has been waived; or (b) the average daily net assets of the Fund's Class B shares.

The Distribution Plan provides that the Class B shares of the Fund also incur a service fee at the annual rate of 0.25% of the average daily net asset value of the Class B shares of the Fund. Service fee as shown on the statement of operations represents the fees for both Class A shares and Class B shares.

The Plan provides that the distribution fee is payable to NYLIFE Distributors regardless of the amounts actually expended by NYLIFE Distributors for distribution of the Fund's shares and service activities.

NYLIFE Distributors anticipates that its actual distribution expenditures will substantially exceed the distribution fee received by it during the initial years of the operation of the Plan and that in later years its expenditures may be less than the distribution fee.

Sales Charges. The Fund was advised that the amount of sales charge on sales of Class A Fund shares retained by NYLIFE Distributors was $1,728 for the six months ended June 30, 1997. The Fund was also advised that NYLIFE Distributors retained contingent deferred sales charges on redemptions of Class B shares of $1,724 for the six months ended June 30, 1997.

Trustees Fees. Trustees, other than those affiliated with New York Life, MacKay-Shields, NYLIFE Distributors or NYLIFE Securities, are paid an annual fee of $40,000 and $1,000 for each Board and Audit Committee meeting attended plus reimbursement for travel and out-of-pocket expenses. The Trust allocates this expense in proportion to the net assets of the respective Funds.

Capital. At June 30, 1997, NYLIFE Distributors and NYLIFE Securities held shares of Class A with a net asset value of $4,964,925 and $99,400, respectively, which represents 36.0% and 0.7%, respectively, of the Class A net assets at period end.

Other. NYLIFE Distributors has received $607 for providing the Fund certain transfer agency services for the period January 1, 1997, through April 30, 1997. Effective May 1, 1997, MainStay Shareholder Services Inc. ("MSS"), an indirect wholly owned subsidiary of New York Life Insurance Company, was appointed Transfer, Dividend Disbursing and Shareholder Servicing Agent. MSS was paid $135 for services rendered May 1, 1997, through June 30, 1997.

Notes to Financial Statements (unaudited) continued


Fees for the cost of legal services provided to the Fund by the Office of General Counsel of New York Life amounted to $336 for the six months ended June 30, 1997.


Note 4--Federal Income Tax:

At December 31, 1996, for Federal income tax purposes, capital loss carryforwards of $148,114 were available to the extent provided by regulations to offset future realized gains of the Fund through 2002. To the extent that these loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders. The Fund utilized $179,154 of capital loss carryforward during the prior fiscal year.


Note 5--Purchases and Sales of Securities (in 000's):

During the six months ended June 30, 1997, purchases and sales of securities, other than U.S. Government securities, securities subject to repurchase transactions and short-term securities, were $15,006 and $16,277, respectively.


Note 6--Capital Share Transactions (in 000's):

                                               Six months ended        Year ended
                                                June 30, 1997*      December 31, 1996
                                              ==================    ==================
                                              Class A    Class B    Class A    Class B
                                              =======    =======    =======    =======
Shares sold ..............................        38        103         73        286
Shares issued in reinvestment of dividends        12          4         33          9
                                                ----       ----       ----       ----
                                                  50        107        106        295
Shares redeemed ..........................      (234)       (43)      (338)       (37)
                                                ----       ----       ----       ----
Net increase (decrease) ..................      (184)        64       (232)       258
                                                ====       ====       ====       ====

----------
*  Unaudited.

The MainStay Funds

GROWTH FUNDS
------------------------------------------------------------------------------------------------------------------------------------
FUND                          RISK/REWARD         HOW IT INVESTS                          CHOOSE THIS FUND IF...
------------------------------------------------------------------------------------------------------------------------------------
                            [Horizontal bar       Invests primarily in common stocks      You want your investments to grow
Capital Appreciation Fund   graph indicating      of companies in expanding markets       and are willing to accept a higher
                            risk/reward of        with strong growth potential            level of risk for higher return potential
                            Fund]
------------------------------------------------------------------------------------------------------------------------------------

                            [Horizontal bar       Invests in a portfolio that tracks      You seek a conservative way to partici-
Equity Index Fund           graph indicating      the makeup and returns of the           pate in the growth potential of stocks+
                            risk/reward of        S&P 500*
                            Fund]
------------------------------------------------------------------------------------------------------------------------------------

                            [Horizontal bar       Offers broad diversification into       You prefer the higher return potential
International Equity Fund   graph indicating      international stock markets with        of international equities or want to
                            risk/reward of        an emphasis on risk control             add diversification to your domestic
                            Fund]                                                         investments++
------------------------------------------------------------------------------------------------------------------------------------

GROWTH & INCOME FUNDS
------------------------------------------------------------------------------------------------------------------------------------
FUND                          RISK/REWARD         HOW IT INVESTS                          CHOOSE THIS FUND IF...
------------------------------------------------------------------------------------------------------------------------------------
Convertible Fund            [Horizontal bar       Invests in convertible securities for   You want income from securities that
As of 6/2/97, this Fund     graph indicating      a special blend of long-term growth     may offer growth potential if converted
was closed to new           risk/reward of        potential and dividend income           into common stock
investors.                  Fund]
------------------------------------------------------------------------------------------------------------------------------------

                            [Horizontal bar       Balances current income with growth     You seek a combination of income and
Total Return Fund           graph indicating      opportunities by investing in stocks,   growth potential and want to manage
                            risk/reward of        bonds, and money market instruments     risk through diversification
                            Fund]
------------------------------------------------------------------------------------------------------------------------------------

                            [Horizontal bar       Seeks undervalued stocks with           You seek to maximize total return from
Value Fund                  graph indicating      attractive dividends and a stimulus     securities which may have more poten-
                            risk/reward of        for positive change                     tial than the market currently sees
                            Fund]
------------------------------------------------------------------------------------------------------------------------------------


* The S&P 500 is an unmanaged index and is considered to be generally representative of the U.S. stock market. The MainStay Funds are neither sponsored by nor affiliated with Standard & Poor's.

+ The original investment is guaranteed provided it is held for 10 years with all dividend and capital gain distributions reinvested. If shares are redeemed prior to or after the one-day guarantee date, the investor loses the benefit of the guarantee with respect to those shares.

++ Investments in foreign securities may be subject to greater risks than domestic investments. These risks include currency fluctuations, changes in U.S. or foreign tax or currency laws, and changes in monetary policies and economic and political conditions in foreign countries.

(S) While individual securities owned by the Government Fund may be guaranteed by the U.S. government and its agencies, the share price of the Fund is not guaranteed and will fluctuate with market conditions.

||   Certain of the Fund's investments may be speculative.

# Investments in the Money Market Fund are neither insured nor guaranteed by the U.S. government and there is no assurance that the Fund will be able to maintain a stable net asset value of $1.00 per share; investment returns will vary with market conditions.

** A small portion of the Fund's income may be subject to state and local taxes and the Alternative Minimum Tax. Capital gains, if any, may also be taxed.

INCOME FUNDS
------------------------------------------------------------------------------------------------------------------------------------
FUND                          RISK/REWARD         HOW IT INVESTS                          CHOOSE THIS FUND IF...
------------------------------------------------------------------------------------------------------------------------------------
                            [Horizontal bar       Seeks a high level of current income    You are seeking to combine high
Government Fund             graph indicating      consistent with safety of principal     current income and safety of principal
                            risk/reward of        primarily from U.S. government
                            Fund]                 securities(S)
------------------------------------------------------------------------------------------------------------------------------------

High Yield                  [Horizontal bar       An aggressive high-yield bond           You want to maximize current income
Corporate Bond Fund         graph indicating      fund that is actively managed for       and can accept the higher risk of
                            risk/reward of        maximum current income||                securities with high yield potential
                            Fund]
------------------------------------------------------------------------------------------------------------------------------------

                            [Horizontal bar       Seeks high current yields and           You prefer the higher return potential
International Bond Fund     graph indicating      competitive total return from non-      of international bonds or want to
                            risk/reward of        U.S. bonds with an emphasis on          add diversification to your domestic
                            Fund]                 risk control                            investments++
------------------------------------------------------------------------------------------------------------------------------------

                            [Horizontal bar       Seeks to provide current income,        You are averse to risk or want to earn
Money Market Fund           graph indicating      stability of principal, and liquidity,  competitive yields on cash you're plan-
                            risk/reward of        with free checkwriting#                 ning to spend or invest in the near future
                            Fund]
------------------------------------------------------------------------------------------------------------------------------------

                            [Horizontal bar       Seeks current income and competi-       You seek to combine the return potential
Strategic Income Fund       graph indicating      tive overall return by investing in     of high-grade, high-yield,||  and inter-
                            risk/reward of        a diversified portfolio of domestic     national bonds and want to manage risk
                            Fund]                 and foreign debt securities++           through multimarket diversification
------------------------------------------------------------------------------------------------------------------------------------

TAX-FREE INCOME FUNDS
------------------------------------------------------------------------------------------------------------------------------------
FUND                          RISK/REWARD         HOW IT INVESTS                          CHOOSE THIS FUND IF...
------------------------------------------------------------------------------------------------------------------------------------

                            [Horizontal bar       Seeks high current income exempt        You are a California resident and want to
California Tax Free Fund    graph indicating      from both federal and California        keep more of what you earn by invest-
                            risk/reward of        income taxes consistent with            ing for income that's double tax free**
                            Fund]                 preservation of capital**
------------------------------------------------------------------------------------------------------------------------------------

                            [Horizontal bar       Seeks high current income exempt        You are a New York State or City resident
NEW YORK TAX FREE FUND      graph indicating      from federal, New York State, and       and want to keep more of what you earn
                            risk/reward of        New York City income taxes consis-      with income that's double or triple tax
                            Fund]                 tent with preservation of capital**     free**
------------------------------------------------------------------------------------------------------------------------------------

                            [Horizontal bar       Seeks high current income exempt        You are in a high federal income tax
Tax Free Bond Fund          graph indicating      from regular federal income tax con-    bracket or want to pay less of your
                            risk/reward of        sistent with preservation of capital**  investment income to the IRS
                            Fund]
------------------------------------------------------------------------------------------------------------------------------------

A word about risk and reward

The "thermometers" in the tables above show how much risk the investor must assume and the related return potential. Generally speaking, investments with higher return potential also carry higher risks. So, the longer the indicator bar, the higher the risk and reward potential of the Fund.

The prospectus contains information on advisory fees, other expenses, and share classes. Please read it carefully before you invest or send any money. Shares must be offered in the investor's state of residence.

--------------------------------------------------------------------------------
                                    MAINSTAY
                                        New York Tax Free Fund
--------------------------------------------------------------------------------

                                   [GRAPHIC]

                                     Semiannual Report

                                     June 30, 1997

                                     Unaudited


                              [LOGO] MAINSTAY(R)
                                     FUNDS



                    OFFICERS & TRUSTEES

             Alice T. Kane     Chairperson and Trustee
             Walter W. Ubl     President, Chief Executive
                               Officer, and Trustee
           Edward J. Hogan     Trustee
             Harry G. Hohn     Trustee
  Nancy Maginnes Kissinger     Trustee
          Terry L. Lierman     Trustee
       Donald E. Nickelson     Trustee
            Donald K. Ross     Trustee
       Richard S. Trutanic     Trustee
        Jefferson C. Boyce     Senior Vice President
          Anthony W. Polis     Chief Financial Officer
        Richard W. Zuccaro     Tax Vice President
       A. Thomas Smith III     Secretary

                   Dechert Price & Rhoads
                       Legal Counsel








[LOGO] MAINSTAY(R) FUNDS


NYLIFE Distributors Inc.
Morris Corporate Center, Building A
300 Interpace Parkway
Parsippany, New Jersey 07054
Administrator & Distributor of The MainStay Funds

http://www.mainstayfunds.com

NYLIFE Distributors Inc., member NASD, is an indirect wholly owned subsidiary of New York Life Insurance Company.

[LOGO] NEW YORK LIFE

This report is provided for the information of shareholders of the MainStay New York Tax Free Fund. It may be given to others only when preceded or accompanied by an effective MainStay Funds prospectus. This report does not offer to sell any securities or solicit orders to buy them.

(C)1997. All rights reserved.                                       MSSA13-08/97
[GRAPHIC]

Table of Contents

Chairperson's Letter                                                           2

MainStay Tax Free Bond Fund Highlights                                         4

$10,000 Invested in the MainStay Tax
Free Bond Fund versus Lehman Brothers
Municipal Bond Index and Inflation--
Class A & Class B Shares                                                       5

Portfolio Management Discussion and Analysis                                   6

Year-by-Year & Six-Month Performance                                           7

Diversification by State--Top 5                                                8

Quality Breakdown                                                              9

Returns & Lipper Rankings                                                     10

Top 10 Holdings                                                               11

Portfolio of Investments                                                      12

Unaudited Financial Statements                                                18

Notes to Financial Statements                                                 22

The MainStay Funds                                                            28

--------------------------------------------------------------------------------
[GRAPHIC]

Chairperson's Letter

After a remarkable six-year period of expansion, the U.S. economy continued to grow throughout the first half of 1997. For most investors, the overall impact was positive, but there were some rough seas along the way.

As the stock market made gains early in the year, concerns about the possibility of impending inflation brought increased price volatility. In late March, the Federal Reserve Board moved to raise interest rates in an effort to slow economic growth. Although this preemptive strike helped keep inflation in check, the initial reaction from both the stock and bond markets was negative. As a result, bond prices faltered and stocks tumbled more than 9% from their peak before both markets began to stabilize.

As employment figures, earnings estimates, and other indicators began to suggest that economic growth was slowing in the second quarter, the stock market not only recovered lost ground, but soared to record highs. With higher valuations, however, the market became increasingly volatile, reacting severely to any news that could signal a shift in buying patterns or interest rates.


Positive performance, emerging concerns

Despite the volatility, domestic stock and bond markets closed the first half of 1997 with positive returns. While Malaysia and Singapore had negative results, most international markets performed well. Given these results, many investors are once again celebrating their good fortune. The underlying volatility, however, should serve to remind us that the level of growth we've enjoyed for more than six years is not typical market behavior.

Certainly no one can predict what will happen next, so it's important to keep recent performance in perspective. We believe that having realistic expectations, as well as a long-range plan and diversified investments can help you work toward achieving your goals, wherever the markets may move.


Solid team approach

At MainStay(R), we believe our risk-averse approach can help provide reassurance to many investors, particularly in uncertain times. Each MainStay Fund is managed by a team of experienced professionals who employ disciplined investment strategies to seek competitive returns with careful attention to downside risk. Our team approach offers investors a combination of experience, insight, and market perspective that few individuals could provide on their own. It also helps provide important checks and balances in security selection, market evaluation, and overall accountability.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Our Fund managers believe that strong companies tend to get stronger in up markets and perform better than average when the markets go down. Using selection criteria appropriate to the individual Funds they manage, they may look for specific catalysts that are likely to stimulate growth, enhance value, or increase yield without taking on unnecessary risk.


Looking forward

As we move into the second half of 1997, we expect that an intensified focus on inflation, interest rates, and corporate earnings will account for much of the momentum driving the market. Regardless of how events unfold, you can be confident that we will hold true to our disciplined management approach.

At MainStay, we believe that having a close relationship with your Registered Representative is one of the best ways to keep your long-term focus in any market environment. Therefore, we urge you to speak with your Registered Representative regularly--whether the market happens to be up or down--so he or she can understand your needs and help keep you on a steady course.

While we've seen positive results for the first half of the year, we remain somewhat cautious. Whatever the future brings, we'll continue to provide the information, service, and support you can consider when making decisions--and the prudent management you depend on to pursue your long-range goals.

Sincerely,

/s/ Alice T. Kane

Alice T. Kane
July 1997

--------------------------------------------------------------------------------

MainStay Tax Free Bond Fund Highlights

                                MARKET HIGHLIGHTS
                         FOR THE 6 MONTHS ENDED 6/30/97
--------------------------------------------------------------------------------
o Overall, the first half of 1997 was a relatively uneventful period in the municipal bond market.

o Although the Federal Funds rate increased in March, economic growth slowed in the second quarter and the market tended to trade in a relatively narrow range for most of the first half of the year.

o Stock market gains reduced demand for municipal securities, but low new issuance, calls, and the large amount of prerefundings in the past few years helped keep supply manageable.

o High-coupon, short-duration bonds did better in the first quarter and low-coupon, longer-duration bonds did better in the second quarter.
--------------------------------------------------------------------------------


                             FUND HIGHLIGHTS FOR THE
                      6- AND 12-MONTH PERIODS ENDED 6/30/97
--------------------------------------------------------------------------------

o One-year total returns of 8.01% and 7.81% for Class A shares and Class B shares, respectively, excluding all sales charges, as of 6/30/97.

o Prerefundings helped boost value within the Fund's investment portfolio, and selected buy and sell opportunities provided the Fund with increased total return.

o While the Fund did not make any major duration bets, having a slightly longer-than-neutral duration when interest rates rose in late March had a negative impact on overall performance.

o Both share classes slightly underperformed the average Lipper* municipal debt fund for the reporting period.
--------------------------------------------------------------------------------


----------
* See footnote + and table on page 10 for more information on Lipper Analytical Services, Inc.

$10,000 Invested in the MainStay
Tax Free Bond Fund versus Lehman Brothers
Municipal Bond Index and Inflation

CLASS A SHARES
 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE CHART IN THE PRINTED MATERIAL.]

                MainStay Tax Free         Lehman Brothers
 Period-end        Bond Fund            Municipal Bond Index*         Inflation+
--------------------------------------------------------------------------------
 5/1/86          $ 9,550.00                 $10,000.00               $10,000.00
  12/86          $10,123.40                 $10,826.00               $10,193.00
  12/87          $10,181.90                 $10,989.00               $10,644.00
  12/88          $11,074.30                 $12,106.00               $11,113.00
  12/89          $11,891.30                 $13,412.00               $11,629.00
  12/90          $12,447.60                 $14,390.00               $12,355.00
  12/91          $13,803.20                 $16,137.00               $12,724.00
  12/92          $14,965.00                 $17,560.00               $13,100.00
  12/93          $16,520.50                 $19,717.00               $13,459.00
  12/94          $15,525.40                 $18,697.00               $13,809.00
  12/95          $17,854.70                 $21,962.00               $14,168.00
  12/96          $18,503.10                 $22,935.00               $14,637.00
   6/97          $19,043.00                 $23,669.00               $14,738.00


CLASS B SHARES
 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE CHART IN THE PRINTED MATERIAL.]

               MainStay Tax Free         Lehman Brothers
 Period-end       Bond Fund            Municipal Bond Index*         Inflation+
--------------------------------------------------------------------------------
 5/1/86          $10,000.00                 $10,000.00               $10,000.00
  12/86          $10,600.40                 $10,826.00               $10,193.00
  12/87          $10,661.70                 $10,989.00               $10,644.00
  12/88          $11,596.10                 $12,106.00               $11,113.00
  12/89          $12,451.60                 $13,412.00               $11,629.00
  12/90          $13,034.10                 $14,390.00               $12,355.00
  12/91          $14,453.60                 $16,137.00               $12,724.00
  12/92          $15,670.10                 $17,560.00               $13,100.00
  12/93          $17,298.90                 $19,717.00               $13,459.00
  12/94          $16,257.00                 $18,697.00               $13,809.00
  12/95          $18,673.20                 $21,962.00               $14,168.00
  12/96          $19,295.80                 $22,935.00               $14,637.00
   6/97          $19,855.00                 $23,669.00               $14,738.00

----------
     The Class A graph assumes an initial investment of $10,000 made on 5/1/86 reflecting the effect of the 4.5% maximum up-front sales charge, thereby reducing the amount of the investment to $9,550 and includes the historical performance of the Class B shares for periods from inception (5/1/86) through 12/31/94. The Class B graph assumes an initial investment of $10,000 made on 5/1/86. Returns shown do not reflect the Contingent Deferred Sales Charge (CDSC), as it would not apply for the period shown. All results include reinvestment of distributions at net asset value and the change in share price for the stated period. Past performance is no guarantee of future results.

* The Lehman Brothers Municipal Bond Index (which does not have a sales charge) includes approximately 15,000 municipal bonds rated Baa or better by Moody's with a maturity of at least two years. Bonds subject to the Alternative Minimum Tax or with floating or zero coupons are excluded. The Index is unmanaged and results assume the reinvestment of all income and capital gain distributions.

+ Inflation is represented by the Consumer Price Index (CPI), which is a commonly used measure of the rate of inflation and shows the changes in the cost of selected goods. It does not represent an investment return.

[GRAPHIC]                                                                     5

Portfolio Management Discussion and Analysis


For the first six months of 1997, the municipal market was relatively quiet. Although the market rallied a little in the beginning of the year, prices declined in March as the economy appeared to be heating up. When the Federal Reserve Board moved to raise interest rates, prices dropped even further, but in the second quarter, moderate economic growth led to a rally in bond prices. Overall, municipals tended to trade within a relatively narrow range over the first half of the year, without any major incidents or market upsets.

Supply and demand were affected by stock market gains, which drew money away
-----------------
from the municipal market. Fortunately, a number of issues from the mid-1980s were called or prerefunded and new issuance was low. Together, these factors
               -----------
reduced supply, which helped the market deal with weakening demand.

Liquidity continued to decline, yield spreads tightened, and several
                                -------------
broker/dealers left the municipal market to pursue higher profit potential elsewhere. Municipal quality generally increased as the cost of insurance continued to decline for new issues. With fewer issues offering yield advantages, individual security selection became increasingly important in identifying municipal bond opportunities.

Given this context, how did the MainStay Tax Free Bond Fund do during the first half of 1997?

For the six months ended 6/30/97, the MainStay Tax Free Bond Fund returned 2.92% and 2.90% for Class A shares and Class B shares, respectively, excluding all sales charges. Both share classes slightly underperformed the average Lipper* general municipal debt fund, which returned 2.95% over the reporting period.

What factors were the major contributors to the Fund's performance?

In the first quarter, we believed inflation would remain modest and economic growth would continue to be favorable. As a result, the Fund had a slightly longer duration than our competitors when the Federal Reserve Board moved to
       --------
raise interest rates, which negatively impacted performance. Although we quickly retreated to a neutral duration for the Fund and have remained there since, the Fund suffered a setback that would take much of the second quarter to undo.

How did you seek to provide attractive yields for municipal investors?

Because there has been an increase in insured credits, today about half of the
                                      ---------------
municipal issues available are rated AAA or carry insurance that gives them equivalent characteristics. As a result, it's easy to find quality, but difficult to find yield. We have reduced the Fund's holdings among AA-rated and A-rated paper, which we believe offer insufficient yield advantages relative to the highest-quality securities. Instead, we've looked for opportunities in BBB-rated paper which we believe offer more attractive yields.

Can you be specific?

In the past, we have found substantial opportunities among BBB-rated hospital


[GRAPHIC]

Supply and demand
-----------------
In the bond market, supply is influenced by the amount of new securities issued and the amount of bonds investors wish to sell. Demand reflects the amount of bonds investors wish to buy, which may decrease when other markets offer greater opportunities.

Prerefunding
------------
Returning principal prior to the initial date at which a bond can be called or "refunded" (usually 10 years after issuance). In order to prerefund, the issuer must return the par value of the bond and provide or guarantee interest payments through the initial call date.

----------
* See footnote and table on page 10 for more information on Lipper Analytical Services, Inc.

YEAR-BY-YEAR & SIX MONTH PERFORMANCE
 [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

Period-end                     Total Return %
--------------------------------------------------------------------------------
12/86                               6.01%
12/87                               0.58%
12/88                               8.77%
12/89                               7.38%
12/90                               4.68%
12/91                              10.89%
12/92                               8.41%
12/93                              10.39%
12/94                              -6.02%
12/95                              15.00% Class A
12/95                              14.86% Class B
12/96                               3.63% Class A
12/96                               3.33% Class B
6/97                                2.92% Class A
6/97                                2.90% Class B

Returns are for Class B shares unless otherwise noted. See footnote * on page 10 for more information on performance.


issues. Over the years, negative press about hospitals and health care issues has caused these issues to be oversold. As we've found opportunities to buy at advantageous prices, we have done so, and as yield spreads have narrowed, the Fund has benefited. Recently, hospital quality and utilization have improved nationwide, making some of these issues stronger credits. Therefore, the Fund remains overweighted in BBB-rated hospital issues, and we believe they continue to offer attractive returns to investors.

If you want higher yields, why not invest in noninvestment-grade securities?

While some of our competitors have invested in high-yield municipal bonds to improve their returns, the MainStay Tax Free Fund is unable to do so. According to the prospectus, the Fund may not invest in any securities rated below "medium-grade." The Fund's BBB-rated bonds have provided competitive returns, but we don't want to compromise quality for yield. In fact, the overall quality rating of the Fund is AA-, which we feel is appropriate for the Fund's investors and our risk-management strategy at this time.

Are there other steps you take to manage risk?

Yes, we seek broad diversification both geographically and in the types of issues we buy. As a result, the Fund owns everything from water, sewer, and airport bonds to hospital, dormitory, and toll-road securities. We also seek to diversify by state, although the Fund is heavily overweighted in states like California, New York, Illinois, and Texas, where municipal issuance is stronger.

How do you seek to protect yields over time?

Since we're investing for the long-term, we need to watch when the Fund's bonds can be called--redeemed by the issuer prior to their stated maturity--to provide the Fund with a measure of call protection and reduce the probability of having to reinvest at unattractive rates. During the first


[GRAPHIC]

Yield spread
------------

The difference in yield between securities in different market sectors, such as Treasury securities and municipal bonds--or between different securities in a single sector, such as municipal bonds with different credit ratings.

Duration
--------

A measure of average maturity, which adjusts for the time value of the payments investors will receive, and which takes into account interest payments as well as principal payments. Duration is a better gauge of interest-rate sensitivity than average maturity alone.

Insured credits
---------------

Bonds that carry insurance or other guarantees that interest and principal payments will be met. Although such insurance may increase the cost of the bond, it also reduces the risk of default, regardless of the issuer's credit quality.

DIVERSIFICATION BY STATE--TOP 5 AS OF 6/30/97
  [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

State                               Percentage
--------------------------------------------------------------------------------
New York                               18.8%
California                             15.8%
Illinois                                7.9%
Texas                                   7.4%
Michigan                                6.7%
All Other                              43.4%

----------
Actual percentages will vary over time.

half of the year, we've been continually extending call dates with newer or longer issues. While many of these transactions are neutral in terms of performance, the net effect is to help improve call protection for our investors.

Are there other types of issues you find attractive?

Original issue discount bonds (or "OIDs") are securities that are available at a discount when they're first offered to the public. When those bonds mature, they repay at par value, which may offer opportunities for capital appreciation.
         ---------
Under the Clinton administration, tax advantages have been reduced for certain original issue discount bonds, so we've been seeking OIDs with better tax advantages. We believe this strategy has had a positive overall impact on the Fund.

What else do you look for in municipal bonds?

Whenever we buy a bond, we like to look at its prerefunding potential. Prerefunding can help boost performance by ensuring that investors receive the full value of the bond and the full value of interest payments to the call date, even before it arrives. During the first half of the year the Fund held two New York bonds that prerefunded, one in the first quarter and one in the second. Both were positive for the Fund. The Fund also owns Arapahoe, Colorado E-470 Toll Road bonds, which announced plans to prerefund in August. While that transaction hasn't yet taken place, the bonds have appreciated substantially.

Are there other issues that did well for the Fund?

Yes. We bought some Detroit Sewer bonds at a very attractive price, and we've seen good performance from Anaheim, California bonds we bought when the market was low. We also bought a Harrisburg, Pennsylvania pooled-loan bond at an attractive price in April and sold it near the market's peak. We've also had good results from some Foothill California Toll Road zero-coupon bonds we'd purchased last year. And we bought some New York City gen-


[GRAPHIC]

Par value
--------
The nominal face value of a security. In most cases, a bond selling at par is worth the same dollar amount it was issued for or, if it was issued at a discount or premium, the amount at which it will be redeemed at maturity--usually $1,000 per bond.

eral obligation bonds simply because we knew they'd be scarce.

Why would New York City general obligation bonds be scarce?

While New York City is the nation's largest municipal issuer, it has almost reached its debt issuance limit. In the future, the city will issue bonds through the New York City Transitional Finance Authority. But in the meantime, we saw an opportunity in the city's general obligation bonds and they have worked well for the Fund.

Were there other pockets of strong performance?

Yes. High-coupon, short-duration bonds did well in the first quarter. Low-coupon, long-duration bonds performed better in the second quarter.

What were some of your major sales during the first half of the year?

We've held Denver Airport 7 3/4% bonds for some time, but sold them in May when we received an attractive bid. Although we generally like BBB hospitals, we sold the Fund's Pottsville, Pennsylvania Hospital bonds because they no longer met the Fund's risk/reward objectives.

Were there other securities that didn't perform as you had hoped?

Last year, we had been selling off the Fund's 4 3/4% coupon bonds, but retained a few. We found they underperformed during the first half of the year due to lack of demand.

What is your outlook going forward?

We're currently maintaining a neutral duration, but revisiting that decision weekly. We believe that if growth remains moderate and inflation doesn't heat up, it should be good for bonds. But with low unemployment, wage increases could trigger inflation, so the future remains uncertain. We'll continue to manage the Fund seeking a high level of current income free from regular federal income tax,+ consistent with the preservation of capital.

Ravi Akhoury
James Flood
Portfolio Managers


QUALITY BREAKDOWN AS OF 6/30/97
 [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

                                              Percentage
--------------------------------------------------------------------------------
AAA                                                58.2%
AA                                                  7.7%
A                                                  11.3%
BBB                                                25.7%
SP-1                                                0.6%
Cash, Equivalents & Other Assets,
less Liabilities                                   -3.5%

Actual percentages will vary over time. Bond quality ratings provided by Standard & Poor's. See the prospectus for details.


[GRAPHIC]

----------
+ A small portion of income may be subject to state and local taxes and the Alternative Minimum Tax. Capital gains, if any, may also be taxed.

Returns & Lipper Rankings as of 6/30/97

Fund average annual total returns*
--------------------------------------------------------------------------------
                                                                  Life of Fund
                      1 year          5 years        10 years    through 6/30/97
Class A               8.01%           5.75%          6.68%            6.37%
Class B               7.81%           5.66%          6.64%            6.33%
--------------------------------------------------------------------------------
Fund SEC returns*
--------------------------------------------------------------------------------
                                                                  Life of Fund
                      1 year          5 years        10 years    through 6/30/97
Class A               3.15%           4.79%          6.19%            5.93%
Class B               2.81%           5.34%          6.64%            6.33%
--------------------------------------------------------------------------------

Fund Lipper+ rankings & Lipper category returns as of 6/30/97
--------------------------------------------------------------------------------
                                                                  Life of Fund
                      1 year          5 years        10 years    through 6/30/97
Class A                93 out of      n/a            n/a            n/a
                      226 funds
Class B               117 out of       98 out of     64 out of      54 out of
                      226 funds       107 funds      67 funds       57 funds
Average Lipper
general municipal
debt fund             7.81%           6.51%          7.76%          7.71%
--------------------------------------------------------------------------------
Fund per share net asset values & distributions for the six months ended 6/30/97
--------------------------------------------------------------------------------
                  NAV 6/30/97                   Income           Capital Gains
Class A               $9.87                    $0.2520              $0.0000
Class B               $9.88                    $0.2400              $0.0000
--------------------------------------------------------------------------------

----------
* Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that upon redemption, shares may be worth more or less than their original cost. Total returns shown are based on NAV and assume no deduction for CDSC or applicable sales charges. In compliance with SEC guidelines, SEC returns include the maximum sales charge and show the percentage change for each of the required periods. All returns assume capital gain and dividend distributions are reinvested.

     Class A shares, first offered to the public on 1/3/95, are sold with a maximum initial sales charge of 4.5% and an annual 12b-1 fee of .25%. Performance figures for this class include the historical performance of the Class B shares for periods from inception (5/1/86) up to 12/31/94. Performance data for the two classes after this date vary based on differences in their expense structures. Class B shares of the Fund are sold with no initial sales charge, but are subject to a maximum CDSC of up to 5% if shares are redeemed during the first 6 years of purchase and an annual 12b-1 fee of up to .50%.

+ Lipper Analytical Services, Inc. is an independent monitor of mutual fund performance. Its rankings are based on total returns with capital gains and dividends reinvested. Results do not reflect any deduction of sales charges. Lipper averages listed above are not class specific. Life of Fund return is from the period of the Class B shares' initial offering through 6/30/97. The Fund's Class A shares were first offered to the public on 1/3/95; Class B shares on 5/1/86.


[GRAPHIC]

Top 10 Holdings as of 6/30/97


 HOLDING                                                                       AMOUNT
----------------------------------------------------------------------------------------
 Massachusetts State Health & Education Facilities Authority Revenue,
     Harvard University, Series P, 5.375%, due 11/1/32                       $22,278,025
 Arapahoe County (Colorado) Capital Improvement
     Trust Fund Highway Revenue, 7.00%, due 8/31/26                           17,915,625
 Michigan State Hospital Finance Authority Revenue,
     Genesys Health Systems, Series A, 7.50%, due 10/1/27                     16,818,637
 Georgia Municipal Electric Authority Power Revenue, Series A
     8.00%, due 1/1/15                                                        15,299,854
 Los Angeles County (California) Metropolitan Transportation Authority
     Sales Tax Revenue, Series A, 5.00%, due 7/1/25                           14,457,000
 Texas Water Resources Finance Authority Revenue,
     7.625%, due 8/15/08                                                      12,638,438
 Louisiana Public Facilities Authority, Hospital Revenue,
     Pendleton Memorial Methodist, 6.75%, due 6/1/22                          11,875,500
 Oakland California Revenue, Series A, 7.60%, due 8/1/21                      11,078,340
 New York City Municipal Water Finance Authority, Water & Sewer
     Systems Revenue, Series B, 5.50%, due 6/15/27                            10,794,750
 Illinois Development Finance Authority, Pollution Control Revenue,
     Illinois Power Co., Series A, 8.30%, due 4/1/17                          10,493,300
----------------------------------------------------------------------------------------


[GRAPHIC]

----------
This breakdown is provided for informational purposes only. The Fund's holdings may change daily. A shareholder owns shares of the Fund but does not own a direct interest in any of the specific securities listed. Short-term securities are excluded. See Portfolio of Investments for specific type of security held.

MainStay Tax Free Bond Fund


                                                    Principal
                                                      Amount          Value
                                                   =============================

LONG-TERM MUNICIPAL BONDS (100.6%)+

ALABAMA (1.7%)
Birmingham Alabama Airport
  Authority Revenue, Series A
  7.375%, due 7/1/10 (a) ...................       $ 3,600,000       $ 3,883,500
Mobile Alabama
  General Obligation
  5.00%, due 2/15/16 .......................         5,000,000         4,718,750
                                                                     -----------
                                                                       8,602,250
                                                                     -----------

ALASKA (0.8%)
Alaska State Housing
  Finance Corp., Series A
  6.00%, due 12/1/36 .......................         4,000,000         4,040,000
                                                                     -----------

CALIFORNIA (15.8%)
Anaheim Public Financing
  Authority, Lease Revenue
  Project C
  (zero coupon), due 9/1/17 ................         2,000,000           635,000
  (zero coupon), due 9/1/18 ................         5,130,000         1,526,175
  Series A
  5.00%, due 3/1/37 ........................         2,000,000         1,792,500
California Housing Finance Agency
  Revenue, Home Mortgage
  Series E
  6.10%, due 8/1/29 (a) ....................         3,525,000         3,595,500
East Bay Municipal Utilities
  District Water System Revenue
  5.00%, due 6/1/26 ........................         6,000,000         5,482,500
Eden Township Hospital
  District Revenue
  7.40%, due 11/1/19 .......................         5,300,000         5,618,000
Foothill-Eastern Transportation
  Corridor Agency, Toll Road
  Revenue, Series A
  (zero coupon), due 1/1/24 ................         6,255,000         1,227,544
  (zero coupon), due 1/1/27 ................        56,105,000         8,976,800
  (zero coupon), due 1/1/28 ................        23,540,000         3,560,425
Los Angeles County
  Metropolitan Transportation
  Authority, Sales Tax Revenue
  Series A
  5.00%, due 7/1/25 ........................        15,800,000        14,457,000
Los Angeles County Public
  Works Financing Authority
  Lease Revenue
  Project V-B
  5.125%, due 12/1/29 ......................         2,100,000         1,939,875

----------
+    Percentages indicated are based on Fund net assets.


                                                    Principal
                                                      Amount          Value
                                                   =============================
CALIFORNIA (Continued)
Metropolitan Water District of
  Southern California Waterworks
  Revenue, Series C
  5.00%, due 7/1/37 ........................       $ 5,200,000       $ 4,660,500
Northern California Power Agency
  Public Power Revenue
  Hydroelectric Project 1
  7.15%, due 7/1/24 ........................         7,100,000         7,387,053
Oakland California Revenue, Series A
  7.60%, due 8/1/21 ........................        10,500,000        11,078,340
Riverside California Hospital Revenue
  Riverside Community Hospital
  Series A
  6.75%, due 11/1/15 .......................         1,000,000         1,023,630
San Diego California Public Facilities
  Financing Authority, Sewer Revenue
  5.00%, due 5/15/25 .......................         5,000,000         4,575,000
                                                                     -----------
                                                                      77,535,842
                                                                     -----------

COLORADO (3.6%)
Arapahoe County Capital Improvement
  Trust Fund Highway Revenue
  7.00%, due 8/31/26 .......................        15,750,000        17,915,625
                                                                     -----------

DISTRICT OF COLUMBIA (1.3%)
District of Columbia Revenue
  Georgetown University
  Series A
  7.40%, due 4/1/18 ........................         3,380,000         3,582,800
  Series A-MBIA-IBC
  7.40%, due 4/1/18 ........................         2,815,000         3,012,050
                                                                     -----------
                                                                       6,594,850
                                                                     -----------

FLORIDA (4.4%)
Dade County Seaport Revenue
  5.125%, due 10/1/21 ......................         3,000,000         2,853,750
Dade County
  Special Obligation, Series B
  5.00%, due 10/1/35 .......................         6,110,000         5,560,100
Florida State Board of Education
  Capital Outlay
  Series A
  5.00%, due 6/1/24 ........................         4,740,000         4,325,250
Orange County Housing Finance
  Authority GNMA, Single
  Family Mortgage Revenue
  Series B
  5.875%, due 3/1/28 (a) ...................         1,750,000         1,750,000
Tampa Florida Sports
  Authority Revenue
  5.25%, due 1/1/27 ........................         7,415,000         7,044,250
                                                                     -----------
                                                                      21,533,350
                                                                     -----------


The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Portfolio of Investments June 30, 1997 (unaudited) continued


                                                    Principal
                                                      Amount          Value
                                                   =============================

LONG-TERM MUNICIPAL BONDS (Continued)

GEORGIA (3.1%)
Georgia Municipal Electric Authority
  Power Revenue, Series A
  8.00%, due 1/1/15 ........................       $14,745,000       $15,299,854
                                                                     -----------

ILLINOIS (7.9%)
Chicago Illinois Gas Supply Revenue
  Peoples Gas, Light & Coke Co.
  Series A
  8.10%, due 5/1/20 (a) ....................         2,000,000         2,195,000
Illinois Development Finance
  Authority, Pollution Control
  Revenue, Illinois Power Co.
  Series A
  8.30%, due 4/1/17 ........................        10,000,000        10,493,300
Illinois Health Facilities Authority
  Revenue
  Glenoaks Hospital, Series E
  9.50%, due 11/15/19 ......................           890,000         1,037,962
  Hinsdale Hospital, Series B
  9.00%, due 11/15/15 ......................         1,870,000         2,152,838
  Series C
  9.50%, due 11/15/19 ......................         5,675,000         6,618,469
  Methodist Medical Center
  8.00%, due 10/1/14 .......................         1,000,000         1,006,420
  Proctor Community Hospital Project
  7.375%, due 1/1/23 .......................         3,700,000         3,838,750
  Sherman Hospital Project
  6.75%, due 8/1/21 ........................         2,675,000         2,875,625
Illinois Regional Transportation
  Authority, Series C
  7.10%, due 6/1/25 ........................         1,500,000         1,693,125
Kankakee Illinois Sewer Revenue
  7.00%, due 5/1/16 ........................         2,000,000         2,197,500
Metropolitan Pier & Exposition
  Authority, Illinois Dedicated
  State Tax Revenue, Series A
  (zero coupon), due 6/15/25 ...............        12,125,000         2,425,000
Southwestern Illinois Development
  Authority, Medical Facilities
  Revenue, Anderson Hospital
  Project, Series A
  7.00%, due 8/15/12 .......................         2,000,000         2,102,500
                                                                     -----------
                                                                      38,636,489
                                                                     -----------

INDIANA (0.6%)
Indiana Health Facility Financing
  Authority, Hospital Revenue
  Jackson County Schneck
  Memorial Hospital
  7.50%, due 2/15/12 .......................         2,600,000         2,785,250
                                                                     -----------


                                                    Principal
                                                      Amount          Value
                                                   =============================
LOUISIANA (3.4%)
Louisiana Public Facilities
  Authority, Hospital Revenue
  Pendleton Memorial Methodist
  6.75%, due 6/1/22 ........................       $11,600,000       $11,875,500
Louisiana State Offshore Terminal
  Authority, Deepwater Port Revenue
  Series E
  7.60%, due 9/1/10 ........................         4,480,000         4,888,800
                                                                     -----------
                                                                      16,764,300
                                                                     -----------

MASSACHUSETTS (6.6%)
Massachusetts State Health &
  Educational Facilities Authority
  Revenue
  Harvard University, Series P
  5.375%, due 11/1/32 ......................        22,820,000        22,278,025
  Medical Center of Central
  Massachusetts
  7.10%, due 7/1/21 ........................         2,500,000         2,731,250
  University Hospital, Series C
  7.25%, due 7/1/19 ........................         2,500,000         2,721,875
Massachusetts State Water
  Resource Authority, Series B
  5.00%, due 12/1/25 .......................         5,000,000         4,600,000
                                                                     -----------
                                                                      32,331,150
                                                                     -----------

MICHIGAN (6.6%)
Detroit Michigan Sewer Disposal
  Revenue, Series A
  5.00%, due 7/1/25 ........................         5,000,000         4,537,500
  5.00%, due 7/1/27 ........................         5,000,000         4,531,250
Michigan Municipal Board
  Authority Revenue
  5.125%, due 10/1/20 ......................         2,000,000         1,877,500
Michigan State Hospital Finance
  Authority Revenue
  Genesys Health Systems, Series A
  7.50%, due 10/1/27 .......................        15,255,000        16,818,637
  Pontiac Osteopathic Hospital
  Series A
  6.00%, due 2/1/24 ........................         5,000,000         4,937,500
                                                                     -----------
                                                                      32,702,387
                                                                     -----------

MINNESOTA (0.6%)
Minneapolis & Saint Paul Minnesota
  Metropolitan Airport Commission
  Series 7
  7.80%, due 1/1/13 (a) ....................         2,750,000         2,921,875
                                                                     -----------

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay Tax Free Bond Fund

                                                    Principal
                                                      Amount          Value
                                                   =============================

LONG-TERM MUNICIPAL BONDS (Continued)

MISSISSIPPI (1.2%)
Mississippi State General Obligation
  Series C
  4.75%, due 12/1/15 .......................       $ 6,355,000       $ 5,838,656
                                                                     -----------

NEBRASKA (0.5%)
Nebraska Higher Education
  Loan Program, Series A-6
  6.45%, due 6/1/18 (a) ....................           500,000           517,500
Nebraska Investment Finance
  Authority, Single Family
  Housing Revenue, Series C
  6.30%, due 9/1/28 (a) ....................         2,000,000         2,065,000
                                                                     -----------
                                                                       2,582,500
                                                                     -----------

NEVADA (1.4%)
Clark County Airport Improvement
  Revenue
  8.125%, due 7/1/18 (a) ...................         6,500,000         6,866,665
                                                                     -----------

NEW HAMPSHIRE (1.9%)
New Hampshire Higher Educational &
  Health Facilities Authority Revenue
  Dartmouth College
  5.70%, due 6/1/27 ........................         9,400,000         9,470,500
                                                                     -----------

NEW JERSEY (0.7%)
New Jersey Health Care Facilities
  Financing Authority Revenue
  Zurbrugg Memorial Hospital
  Series C
  8.50%, due 7/1/12 ........................         3,165,000         3,275,902
                                                                     -----------

NEW YORK (18.8%)
Battery Park City Authority
  Revenue, Series A
  5.50%, due 11/1/26 .......................           100,000            97,125
Metropolitan Transportation
  Authority, Service Contract
  Commuter Facilities Revenue
  Series 7
  (zero coupon), due 7/1/14 ................         3,930,000         1,478,662
  Series 5
  7.00%, due 7/1/12 ........................         2,265,000         2,440,537
  Series L
  7.50%, due 7/1/17 ........................         4,475,000         4,704,120
  Transportation Facilities Revenue
  Series L
  7.50%, due 7/1/17 ........................         5,950,000         6,254,640


                                                    Principal
                                                      Amount          Value
                                                   =============================
NEW YORK (Continued)
Metropolitan Transportation
  Authority, New York Dedicated
  Tax Fund, Series A
  5.25%, due 4/1/26 ........................       $ 5,750,000       $ 5,455,312
Municipal Assistance Corp.
  New York City, Series 67
  7.625%, due 7/1/08 .......................         3,660,000         3,961,950
Nassau County General Obligation
  Series T
  5.20%, due 9/1/15 ........................           600,000           586,500
New York City Educational
  Construction Fund Revenue
  5.50%, due 4/1/26 ........................         3,000,000         2,958,750
New York City General Obligation
  Series E
  6.00%, due 8/1/26 ........................         1,450,000         1,462,688
  Series G
  6.00%, due 10/15/26 ......................         7,000,000         7,061,250
  Series B
  7.00%, due 6/1/15 ........................         1,745,000         1,834,431
  Series C
  7.20%, due 8/15/15 .......................         1,065,000         1,147,537
  Series A
  7.75%, due 8/15/07 .......................           120,000           133,350
  7.75%, due 8/15/15 .......................           180,000           199,575
  7.75%, due 8/15/16 .......................           125,000           138,594
  Series D
  8.00%, due 8/1/04 ........................           710,000           795,200
  Series F
  8.20%, due 11/15/04 ......................           755,000           855,981
New York City Housing Authority
  Multifamily Revenue, Series A
  5.65%, due 7/1/10 ........................         1,250,000         1,253,125
New York City Municipal Water
  Finance Authority, Water & Sewer
  Systems Revenue, Series B
  5.50%, due 6/15/27 .......................        11,100,000        10,794,750
  5.75%, due 6/15/29 .......................         5,100,000         5,087,250
New York City Trust
  Cultural Resouces Revenue
  New York Botanical Garden
  5.80%, due 7/1/26 ........................            50,000            50,563
New York State Dormitory Authority
  Revenue
  Cornell University, Series A
  7.375%, due 7/1/30 .......................         2,880,000         3,132,000
  Park Ridge Housing Income Project
  7.85%, due 2/1/29 ........................         1,400,000         1,487,500
  Rochester Institute of Technology
  5.25%, due 7/1/22 ........................         3,000,000         2,872,500
  Siena College
  5.75%, due 7/1/26 ........................         2,000,000         2,017,500


The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Portfolio of Investments (unaudited) continued


                                                    Principal
                                                      Amount          Value
                                                   =============================
LONG-TERM MUNICIPAL BONDS (Continued)

NEW YORK (Continued)
New York State Dormitory Authority
  Revenue (continued)
  State University Education Facilities
  Series B
  7.50%, due 5/15/11 .......................       $ 4,250,000       $ 5,036,250
New York State Energy Research &
  Development Authority
  Gas Facilities Revenue
  Brooklyn Union Gas Co., Project
  5.50%, due 1/1/21 ........................           600,000           590,250
New York State Environmental
  Facilities Corp. Pollution Control
  Revenue, State Water
  Series A
  4.65%, due 6/15/07 .......................         1,400,000         1,370,250
  7.50%, due 6/15/12 .......................         3,050,000         3,358,813
New York State Local Government
  Assistance Corp.
  (zero coupon), due 4/1/14 ................         1,130,000           454,825
New York State Medical Care Facilities
  Finance Agency Revenue
  7.80%, due 2/15/19 .......................           595,000           634,419
  7.875%, due 8/15/20 ......................           890,000           985,563
  Hospital & Nursing Home
  Series A
  8.00%, due 2/15/28 .......................         3,000,000         3,172,500
  St. Francis Hospital of Roslyn
  Project A
  7.625%, due 11/1/21 ......................         3,875,000         4,117,187
New York State Thruway Authority
  Highway & Bridge Trust Fund
  Series B
  5.125%, due 4/1/15 .......................         2,800,000         2,688,000
New York State Urban Development
  Corp., Revenue
  5.50%, due 7/1/22 ........................           100,000            96,375
Niagara Falls New York Bridge
  Commission Toll Revenue
  Series B
  5.25%, due 10/1/15 .......................           500,000           491,875
Port Authority of New York &
  New Jersey Consolidated Bonds
  Series 109
  5.375%, due 1/15/32 ......................         1,250,000         1,200,000
                                                                     -----------
                                                                      92,457,697
                                                                     -----------


                                                    Principal
                                                      Amount          Value
                                                   =============================
OHIO (0.5%)
Ohio State Air Quality Development
  Authority Revenue, Pollution
  Control, Cleveland County Project
  8.00%, due 12/1/13 .......................       $ 2,000,000       $ 2,320,000
                                                                     -----------

OKLAHOMA (0.4%)
Tulsa Oklahoma Industrial
  Authority Revenue
  University of Tulsa, Series A
  5.00%, due 10/1/22 .......................         2,000,000         1,827,500
                                                                     -----------

PENNSYLVANIA (5.1%)
Allegheny County Airport Revenue
  Greater Pittsburgh International
  Airport, Series C
  8.25%, due 1/1/16 (a) ....................         4,800,000         4,986,192
Allegheny County, Pennsylvania
  Hospital Development Authority
  Revenue, Saint Margaret Memorial
  Hospital, Project A
  9.80%, due 7/1/10 ........................         1,500,000         1,500,000
Delaware County Pennsylvania
  Industrial Development
  Authority, Series A
  6.20%, due 7/1/19 ........................         5,000,000         5,100,000
Emmaus Pennsylvania General
  Authority Revenue, Series E
  7.90%, due 5/15/18 .......................         6,450,000         6,828,938
Horizon Hospital System Authority
  Pennsylvania Hospital Revenue
  6.35%, due 5/15/16 .......................         1,665,000         1,683,731
  6.35%, due 5/15/26 .......................         3,650,000         3,677,375
Pennsylvania Housing Finance
  Agency, Single Family Mortgage
  Series 58A
  5.95%, due 10/1/28 (a) ...................           250,000           250,625
Scranton-Lackawanna Health &
  Welfare Authority Revenue
  Moses Taylor Hospital Project
  6.20%, due 7/1/17 ........................         1,000,000           991,250
                                                                     -----------
                                                                      25,018,111
                                                                     -----------

PUERTO RICO (2.7%)
Puerto Rico Commonwealth
  General Obligation
  5.375%, due 7/1/25 .......................        10,000,000         9,612,500
  5.40%, due 7/1/25 ........................         3,775,000         3,704,219
                                                                     -----------
                                                                      13,316,719
                                                                     -----------

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay Tax Free Bond Fund


                                                    Principal
                                                      Amount          Value
                                                   =============================

LONG-TERM MUNICIPAL BONDS (Continued)

TEXAS (7.4%)
Arlington Texas Independent
  School District
  4.75%, due 2/15/22 .......................       $ 7,335,000       $ 6,546,487
Brazos River Authority Revenue
  Houston Lighting &
  Power Co. Project
  Series C
  8.10%, due 5/1/19 ........................         2,050,000         2,152,234
  Series A
  8.25%, due 5/1/19 ........................         2,500,000         2,620,325
Matagorda County Navigation
  District 1, Pollution Control
  Revenue
  Central Power & Light Co. Project
  7.50%, due 12/15/14 ......................         3,150,000         3,433,500
  Houston Lighting & Power Co.
  Series E
  7.20%, due 12/1/18 .......................         3,470,000         3,734,587
Nueces River Authority Texas
  Water Supply Facilities
  Corpus Christi Lake Project
  5.50%, due 3/1/27 ........................         2,500,000         2,456,250
Tarrant County Junior College
  District
  4.625%, due 2/15/15 ......................         3,000,000         2,722,500
Texas Water Resources Finance
  Authority Revenue
  7.625%, due 8/15/08 ......................        11,895,000        12,638,438
                                                                     -----------
                                                                      36,304,321
                                                                     -----------

UTAH (2.8%)
Intermountain Power Agency of Utah
  Power Supply Revenue
  Series A
  5.00%, due 7/1/21 ........................         1,400,000         1,242,500
  Series B
  7.20%, due 7/1/19 ........................         3,475,000         3,544,500
  Series D
  8.625%, due 7/1/21 .......................         6,530,000         6,660,600
Utah County Hospital Revenue
  ICH Health Services Inc.
  5.25%, due 8/15/26 .......................         2,500,000         2,321,875
                                                                     -----------
                                                                      13,769,475
                                                                     -----------


                                                    Principal
                                                      Amount          Value
                                                   =============================
VIRGINIA (0.1%)
Norfolk Virginia Industrial
  Development Authority, Lease
  Revenue Norfolk Public Health
  Center Project
  5.625%, due 9/15/17 ......................       $   500,000       $   500,625
                                                                     -----------

WEST VIRGINIA (0.7%)
West Virginia State Building
  Commission Lease Revenue, West
  Virginia Regional Jail & Correction
  Series A
  7.00%, due 7/1/15 ........................         3,000,000         3,243,750
                                                                     -----------
Total Long Term Municipal Bonds
  (Cost $489,035,892) ......................                         494,455,643
                                                                     -----------

SHORT-TERM INVESTMENTS (2.9%)

FLORIDA (0.7%)
Jacksonville Florida Pollution Control
  Revenue, Florida Power & Light
  Company Project
  5.35%, due 5/1/29 (b) ....................         3,235,000         3,235,000
                                                                     -----------

IDAHO (0.7%)
Idaho State Tax Antic Notes
  4.625%, due 6/30/98 ......................         3,300,000         3,324,519
                                                                     -----------

MICHIGAN (0.1%)
Michigan State Strategic Fund
  Limited Obligation Revenue
  Dow Chemical Company Project
  5.50%, due 2/1/09 (b) ....................           400,000           400,000
                                                                     -----------

NEW YORK (0.1%)
New York City General Obligation
  Series A-4
  4.00%, due 8/1/21 (b) ....................           500,000           500,000
New York City Municipal Water
  Finance Authority, Water & Sewer
  Systems Revenue
  3.80%, due 6/15/22 (b) ...................           100,000           100,000
                                                                     -----------
                                                                         600,000
                                                                     -----------

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Portfolio of Investments (unaudited) continued


                                                    Principal
                                                      Amount          Value
                                                   =============================
SHORT-TERM INVESTMENTS (Continued)

TEXAS (1.3%)
Gulf Coast Waste Disposal Authority
  Texas Pollution Control Revenue
  Amoco Oil Company Project
  3.40%, due 10/1/17 (b) ...................       $ 6,600,000       $   6,600,000
                                                                     -------------
Total Short-Term Investments
  (Cost $14,158,595) .......................                            14,159,519
                                                                     -------------
Total Investments
  (Cost $503,194,487) (c) ..................             103.5%        508,615,162(d)
Liabilities in Excess of Cash
  and Other Assets .........................              (3.5)        (17,430,983)
                                                   -----------       -------------
Net Assets .................................             100.0%      $ 491,184,179
                                                   ===========       =============

----------
(a)  Interest on these securities is subject to alternative minimum tax.
(b) Variable rate security that may be tendered back to the issuer at any time prior to maturity at par.
(c) The cost stated also represents the aggregate cost for Federal income tax purposes.
(d) At June 30, 1997, net unrealized appreciation was $5,420,675, based on cost for Federal income tax purposes. This consisted of aggregate gross unrealized appreciation for all investments on which there was an excess of market value over cost of $11,411,535 and aggregate gross unrealized depreciation for all investments on which there was an excess of cost over market value of $5,990,860.


The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of June 30, 1997 (unaudited)

ASSETS:
Investment in securities, at value (identified cost $503,194,487) .................................................    $ 508,615,162
Cash ..............................................................................................................           78,356
Receivables:
  Investment securities sold ......................................................................................       10,231,584
  Interest ........................................................................................................        9,183,739
  Fund shares sold ................................................................................................          669,232
                                                                                                                        ------------
   Total assets ...................................................................................................      528,778,073
                                                                                                                        ------------

LIABILITIES:
Payables:
  Investment securities purchased .................................................................................       34,793,890
  NYLIFE Distributors .............................................................................................          309,145
  Fund shares redeemed ............................................................................................          223,187
  Adviser .........................................................................................................          121,875
  Transfer agent ..................................................................................................           39,211
  Trustees ........................................................................................................            3,555
  Custodian .......................................................................................................            2,919
Accrued expenses ..................................................................................................          108,759
Dividend payable ..................................................................................................        1,991,353
                                                                                                                        ------------
   Total liabilities ..............................................................................................       37,593,894
                                                                                                                        ------------
Net assets ........................................................................................................    $ 491,184,179
                                                                                                                        ============


COMPOSITION OF NET ASSETS:
Shares of beneficial interest outstanding (par value of $.01 per share) unlimited number of shares authorized:
  Class A .........................................................................................................    $     12,604
  Class B .........................................................................................................         484,608
Additional paid-in capital ........................................................................................     499,929,847
Accumulated undistributed net investment income ...................................................................         603,867
Accumulated net realized loss on investments ......................................................................     (15,267,422)
Net unrealized appreciation on investments ........................................................................       5,420,675
                                                                                                                      -------------
Net assets ........................................................................................................    $491,184,179
                                                                                                                      =============
CLASS A
Net assets applicable to outstanding shares .......................................................................    $ 12,440,814
                                                                                                                      =============
Shares of beneficial interest outstanding .........................................................................       1,260,446
                                                                                                                      =============
Net asset value per share outstanding .............................................................................    $       9.87
Maximum sales charge (4.50% of offering price) ....................................................................            0.47
                                                                                                                      -------------
Maximum offering price per share outstanding ......................................................................    $     10.34
                                                                                                                      =============

CLASS B
Net assets applicable to outstanding shares .......................................................................    $478,743,365
                                                                                                                      =============
Shares of beneficial interest outstanding .........................................................................      48,460,846
                                                                                                                      =============
Net asset value and offering price per share outstanding ..........................................................    $       9.88
                                                                                                                      =============


The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the six months ended June 30, 1997 (unaudited)


INVESTMENT INCOME:
Income:
  Interest ......................................................   $ 15,665,434
                                                                    ------------
Expenses:
  Administration ................................................        737,145
  Advisory ......................................................        737,145
  Service .......................................................        614,287
  Distribution--Class B .........................................        483,411
  Transfer agent ................................................        201,101
  Shareholder communication .....................................         52,140
  Recordkeeping .................................................         38,077
  Custodian .....................................................         24,049
  Registration ..................................................         18,500
  Professional ..................................................         27,732
  Trustees ......................................................          6,870
  Miscellaneous .................................................         13,805
                                                                    ------------
   Total expenses ...............................................      2,954,262
                                                                    ------------
Net investment income ...........................................     12,711,172
                                                                    ------------
REALIZED AND UNREALIZED GAIN (LOSS)ON INVESTMENTS:
Net realized gain (loss) from:
  Security transactions .........................................      1,280,781
  Futures transactions ..........................................       (755,748)
                                                                    ------------
Net realized gain on investments ................................        525,033
                                                                    ------------
Net change in unrealized appreciation on investments:
  Security transactions .........................................        727,394
  Futures transactions ..........................................        (48,937)
                                                                    ------------
Net unrealized gain on investments ..............................        678,457
                                                                    ------------
Net realized and unrealized gain on investments .................      1,203,490
                                                                    ------------
Net increase in net assets resulting from operations ............   $ 13,914,662
                                                                    ============


The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Changes in Net Assets

                                                                                                  Six months
                                                                                                    ended             Year ended
                                                                                                   June 30,           December 31,
                                                                                                     1997*                1996
                                                                                                 =============        =============
DECREASE IN NET ASSETS:
Operations:
  Net investment income ..................................................................       $  12,711,172        $  27,351,209
  Net realized gain on investments .......................................................             525,033            2,467,919
  Net change in unrealized appreciation (depreciation) on investments ....................             678,457          (13,331,152)
                                                                                                 -------------        -------------
  Net increase in net assets resulting from operations ...................................          13,914,662           16,487,976
                                                                                                 -------------        -------------
Dividends to shareholders:
  From net investment income:
   Class A ...............................................................................            (329,693)            (738,853)
   Class B ...............................................................................         (11,777,367)         (26,567,311)
                                                                                                 -------------        -------------
     Total dividends to shareholders .....................................................         (12,107,060)         (27,306,164)
                                                                                                 -------------        -------------
Capital share transactions:
  Net proceeds from sale of shares:
   Class A ...............................................................................           2,188,130           10,869,272
   Class B ...............................................................................          17,437,980           41,870,887
  Net asset value of shares issued to shareholders in reinvestment of dividends:
   Class A ...............................................................................             204,884              551,381
   Class B ...............................................................................           6,162,599           16,676,585
                                                                                                 -------------        -------------
                                                                                                    25,993,593           69,968,125
  Cost of shares redeemed:
   Class A ...............................................................................          (6,508,373)          (4,558,162)
   Class B ...............................................................................         (42,825,545)         (94,941,242)
                                                                                                 -------------        -------------
     Decrease in net assets derived from capital share transactions ......................         (23,340,325)         (29,531,279)
                                                                                                 -------------        -------------
     Net decrease in net assets ..........................................................         (21,532,723)         (40,349,467)


NET ASSETS:
Beginning of period ......................................................................         512,716,902          553,066,369
                                                                                                 -------------        -------------
End of period ............................................................................       $ 491,184,179        $ 512,716,902
                                                                                                 =============        =============
Accumulated undistributed net investment income (excess distribution) ....................       $     603,867        $        (245)
                                                                                                 =============        =============

----------
*    Unaudited.


The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios


                               Class A         Class B          Class A         Class B       Class A         Class B
                               =======         =======          =======         =======       =======         =======
                                  Six months ended                     Year ended                    Year ended
                                    June 30, 1997*                  December 31, 1996             December 31, 1995
                               =========================        ========================      ========================
Net asset value at
  beginning of period ....       $ 9.84           $ 9.84         $ 10.02         $ 10.03        $ 9.20          $ 9.20
                             ----------      -----------      ----------     -----------     ---------     -----------
Net investment income ....         0.26             0.25            0.54            0.51          0.52            0.51
Net realized and
  unrealized gain (loss)
  on investments .........         0.02             0.03           (0.19)          (0.19)         0.83            0.83
                             ----------      -----------      ----------     -----------     ---------     -----------
Total from investment
  operations .............         0.28             0.28            0.35            0.32          1.35            1.34
                             ----------      -----------      ----------     -----------     ---------     -----------
Less dividends and
  distributions:
From net investment
  income .................        (0.25)           (0.24)          (0.53)          (0.51)        (0.53)          (0.51)
From net realized gain
  on investments .........           --               --              --              --            --              --
                             ----------      -----------      ----------     -----------     ---------     -----------
Total dividends and
  distributions ..........        (0.25)           (0.24)          (0.53)          (0.51)        (0.53)          (0.51)
                             ----------      -----------      ----------     -----------     ---------     -----------
Net asset value at end
  of period ..............       $ 9.87           $ 9.88         $  9.84          $ 9.84        $10.02          $10.03
                             ==========      ===========      ==========     ===========     =========     ===========

Total investment return(a)         2.92%            2.90%           3.63%           3.33%        15.00%          14.86%
Ratios (to average
  net assets)/
  Supplemental Data:
   Net investment
     income ..............         5.37%+           5.17%+           5.4%            5.2%          5.5%            5.2%
   Expenses ..............         1.01%+           1.21%+           1.0%            1.2%          1.0%            1.2%
Portfolio turnover rate ..           58%              58%             95%             95%          110%            110%

Net assets at end of
  period (in 000's) ......      $12,441         $478,743         $16,486        $496,231        $9,752        $543,314

                                                        Class B
                             ============================================================
                              September 1
                               through                     Year ended August 31
                              December 31         =====================================
                                1994**            1994            1993             1992
                                ======            ====            ====             ====

Net asset value at
  beginning of period ....        $ 9.71          $ 10.39         $ 10.21          $ 9.82
                             -----------      -----------     -----------     -----------
Net investment income ....          0.17             0.51            0.57            0.59
Net realized and
  unrealized gain (loss)
  on investments .........         (0.51)           (0.58)           0.47            0.40
                             -----------      -----------     -----------     -----------
Total from investment
  operations .............         (0.34)           (0.07)           1.04            0.99
                             -----------      -----------     -----------     -----------
Less dividends and
  distributions:
From net investment
  income .................         (0.17)           (0.53)          (0.60)          (0.60)
From net realized gain
  on investments .........            --            (0.08)          (0.26)             --
                             -----------      -----------     -----------     -----------
Total dividends and
  distributions ..........         (0.17)           (0.61)          (0.86)          (0.60)
                             -----------      -----------     -----------     -----------
Net asset value at end
  of period ..............        $ 9.20           $ 9.71         $ 10.39         $ 10.21
                             ===========      ===========     ===========     ===========

Total investment return(a)         (3.53%)          (0.69%)         10.81%          10.42%
Ratios (to average
  net assets)/
  Supplemental Data:
   Net investment
     income ..............           5.6%+            5.4%            5.6%            5.9%
   Expenses ..............           1.2%+            1.2%            1.2%            1.3%
Portfolio turnover rate ..            37%              92%            138%             97%
Net assets at end of
  period (in 000's) ......      $513,781         $552,156        $476,761        $292,936

----------
*    Unaudited.
**   The Fund changed its fiscal year end from August 31 to December 31.
+    Annualized.
(a) Total return is calculated exclusive of sales charges and is not annualized.


The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay Tax Free Bond Fund


Note 1--Organization and Business:

The MainStay Funds were organized on January 9, 1986 as a Massachusetts Business Trust. The Trust is registered under the Investment Company Act of 1940, as amended, (the "Act") as an open-end management investment company and is comprised of fourteen funds. These financial statements and notes relate only to MainStay Tax Free Bond Fund (the "Fund").

The Fund currently offers two classes of shares. Class A shares, whose distribution commenced on January 3, 1995, are offered at net asset value per share plus an initial sales charge. Class B shares are offered without an initial sales charge, although a declining contingent deferred sales charge may be imposed on redemptions made within six years of purchase. Class A shares and Class B shares bear the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights and conditions except that the Class B shares are subject to higher distribution fee rates. Each class of shares bears distribution and/or service fee payments under a distribution plan pursuant to Rule 12b-1 under the Investment Company Act of 1940.

The Fund's investment objective is to provide a high level of current income free from regular Federal income tax, consistent with preservation of capital.


Note 2--Significant Accounting Policies:

The following is a summary of significant accounting policies followed by the
Fund:

Valuation of Fund Shares. The net asset value per share of each class of shares is calculated on each day the New York Stock Exchange (the "Exchange") is open for trading as of the close of regular trading on the Exchange. The net asset value per share of each class of shares is determined by taking the assets attributable to a class of shares, subtracting the liabilities attributable to that class, and dividing the result by the outstanding shares of that class.

Securities Valuation. Portfolio securities of the Fund are stated at value determined (a) by appraising debt securities at prices supplied by a pricing agent selected by the Adviser, whose prices reflect broker/dealer supplied valuations and electronic data processing techniques if those prices are deemed by the Adviser to be representative of market values at the regular close of business of the New York Stock Exchange, (b) by appraising options and futures contracts at the last sale price on the market where such options or futures are principally traded, and (c) by appraising all other securities and other assets, including debt securities for which prices are supplied by a pricing agent but are not deemed by the Adviser to be representative of market values, but excluding money market instruments with a remaining maturity of sixty days or less and including restricted securities and securities for which no market quotations are available, at fair value in accordance with procedures approved by the Trustees. Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost if their term to maturity at purchase was 60 days or less, or by amortizing the difference between market

Notes to Financial Statements (unaudited)


value on the 61st day prior to maturity and value on maturity date if their original term to maturity at purchase exceeded 60 days.

Events affecting the values of certain portfolio securities that occur between the close of trading on the principal market for such securities and the regular close of the New York Stock Exchange will not be reflected in the Fund's calculation of net asset value unless the Adviser believes that the particular event would materially affect net asset value, in which case an adjustment would be made.

Futures Contracts. A futures contract is an agreement to purchase or sell a specified quantity of an underlying instrument at a specified future date, or to make or receive a cash payment based on the value of a securities index. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market" such contract on a daily basis to reflect the market value of the contract at the end of each day's trading. The Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as "variation margin". When the futures contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund's basis in the contract. The Fund has entered into contracts for the future delivery of debt securities in order to attempt to protect against the effects of adverse changes in interest rates or to lengthen or shorten the average maturity or duration of the Fund's portfolio.

The use of futures contracts involves, to varying degrees, elements of market risk. Risks arise from the possible imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets, and the possible inability of counterparties to meet the terms of their contracts. However, the Fund's activities in futures contracts are conducted through regulated exchanges which minimize counterparty credit risks.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no Federal income or excise tax provision is required.

Dividends and Distributions to Shareholders. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends monthly. Income dividends and capital gain distributions are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles.

Security Transactions and Investment Income. The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Interest income is accrued daily except when collection is not expected. Premiums on securities purchased by the Fund are amortized on the constant yield method over the life of the respective securities or, if applicable, over the period to the first call date. Discounts are accreted when required by Federal tax regulations.

MainStay Tax Free Bond Fund


Expenses. Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred except when allocations of direct expenses can otherwise fairly be made. The investment income and expenses (other than expenses incurred under the Distribution Plan) and realized and unrealized gains and losses on investments of the Fund are allocated to separate classes of shares based upon their relative net asset value on the date the income is earned or expenses and realized and unrealized gains and losses are incurred.

Use of Estimates. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.


Note 3--Fees and Related Party Policies:

Investment Advisory and Administration Fees. MacKay-Shields Financial Corporation ("MacKay-Shields") acts as investment adviser to the Fund under an Investment Advisory Agreement. MacKay-Shields is a registered investment adviser and an indirect wholly-owned subsidiary of New York Life Insurance Company ("New York Life"). NYLIFE Distributors Inc. ("NYLIFE Distributors"), an indirect wholly-owned subsidiary of New York Life, is the Administrator for the Fund.

The Trust, on behalf of the Fund, pays the Adviser and Administrator each a monthly fee for the services performed and the facilities furnished at an annual rate of 0.30% of the average daily net assets of the Fund.

Distribution and Service Fees. The Trust, on behalf of the Fund, has a Distribution Agreement with NYLIFE Distributors Inc. (the "Distributor"). The Fund, with respect to each class of shares, has adopted a Distribution Plan (the "Plan") in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Class A Plan, the Distributor receives payments from the Fund at an annual rate of 0.25% of the average daily net assets of the Fund's Class A shares, which is an expense of the Class A shares of the Fund for distribution or service activities as designated by the Distributor. Pursuant to the Class B Plan, the Fund's Class B shares are subject to the payment of a monthly distribution fee, which is an expense of the Class B shares of the Fund, at the annual rate of 0.25% of the lesser of:

(a) the aggregate gross sales of the Fund's Class B shares since the inception of the Fund (not including reinvestment of dividends or capital gains distributions), less the aggregate net asset value of the Fund's Class B shares exchanged or redeemed since the Fund's inception upon which a contingent deferred sales charge has been imposed or upon which such charge has been waived; or (b) the average daily net assets of the Fund's Class B shares.

The Distribution Plan provides that the Class B shares of the Fund also incur a service fee at the annual rate of 0.25% of the average daily net asset value of the Class B shares of the Fund. Service fee as shown on the statement of operations represents the fees for both Class A shares and Class B shares.

Notes to Financial Statements (unaudited) continued


The Plan provides that the distribution fee is payable to NYLIFE Distributors regardless of the amounts actually expended by NYLIFE Distributors for distribution of the Fund's shares and service activities.

NYLIFE Distributors anticipates that its actual distribution expenditures will substantially exceed the distribution fee received by it during the initial years of the operation of the Plan and that in later years its expenditures may be less than the distribution fee.

Sales Charges. The Fund was advised that the amount of sales charge on sales of Class A Fund shares retained by NYLIFE Distributors was $4,636 for the six months ended June 30, 1997. The Fund was also advised that NYLIFE Distributors retained contingent deferred sales charges on redemptions of Class B shares of $289,561 for the six months ended June 30, 1997.

Trustees Fees. Trustees, other than those affiliated with New York Life, MacKay-Shields, NYLIFE Distributors or NYLIFE Securities, are paid an annual fee of $40,000 and $1,000 for each Board and Audit Committee meeting attended plus reimbursement for travel and out-of-pocket expenses. The Trust allocates this expense in proportion to the net assets of the respective Funds.

Other. NYLIFE Distributors has received $16,906 for providing the Fund certain transfer agency services for the period January 1, 1997, through April 30, 1997. Effective May 1, 1997, MainStay Shareholder Services Inc. ("MSS"), an indirect wholly owned subsidiary of New York Life Insurance Company, was appointed Transfer, Dividend Disbursing and Shareholder Servicing Agent. MSS was paid $3,815 for services rendered May 1, 1997, through June 30, 1997.

Fees for the cost of legal services provided to the Fund by the Office of General Counsel of New York Life amounted to $8,855 for the six months ended June 30, 1997.

Fees for recordkeeping services provided to the Trust by NYLIFE Distributors are charged to the Fund. The fee for the six months ended June 30, 1997, amounted to $38,077.


Note 4--Federal Income Tax:

At December 31, 1996, for Federal income tax purposes, capital loss carryforwards of $15,743,517 were available to the extent provided by regulations to offset future realized gains through 2003. To the extent that these loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders. The Fund utilized $2,516,857 of capital loss carryforward during the prior fiscal year.

MainStay Tax Free Bond Fund


Note 5--Purchases and Sales of Securities (in 000's):

During the six months ended June 30, 1997, purchases and sales of securities, other than U.S. Government securities, securities subject to repurchase transactions and short-term securities, were $282,855 and $290,092, respectively.


Note 6--Capital Share Transactions (in 000's):

                                             Six months ended       Year ended
                                              June 30, 1997*     December 31, 1996
                                             ================    =================
                                             Class A   Class B   Class A   Class B
                                             =======   =======   =======   =======
Shares sold ..............................      224     1,782     1,114     4,283
Shares issued in reinvestment of dividends       21       632        56     1,707
                                             ------    ------    ------    ------
                                                245     2,414     1,170     5,990
Shares redeemed ..........................     (661)   (4,374)     (467)   (9,724)
                                             ------    ------    ------    ------
Net increase (decrease) ..................     (416)   (1,960)      703    (3,734)
                                             ======    ======    ======    ======

----------
*    Unaudited.

                       This page intentionally left blank

The MainStay Funds


GROWTH FUNDS
------------------------------------------------------------------------------------------------------------------------------------
FUND                          RISK/REWARD         HOW IT INVESTS                          CHOOSE THIS FUND IF...
------------------------------------------------------------------------------------------------------------------------------------
                            [Horizontal bar       Invests primarily in common stocks      You want your investments to grow
Capital Appreciation Fund   graph indicating      of companies in expanding markets       and are willing to accept a higher
                            risk/reward of        with strong growth potential            level of risk for higher return potential
                            Fund]
------------------------------------------------------------------------------------------------------------------------------------

                            [Horizontal bar       Invests in a portfolio that tracks      You seek a conservative way to partici-
Equity Index Fund           graph indicating      the makeup and returns of the           pate in the growth potential of stocks+
                            risk/reward of        S&P 500*
                            Fund]
------------------------------------------------------------------------------------------------------------------------------------

                            [Horizontal bar       Offers broad diversification into       You prefer the higher return potential
International Equity Fund   graph indicating      international stock markets with        of international equities or want to
                            risk/reward of        an emphasis on risk control             add diversification to your domestic
                            Fund]                                                         investments++
------------------------------------------------------------------------------------------------------------------------------------


GROWTH & INCOME FUNDS
------------------------------------------------------------------------------------------------------------------------------------
FUND                          RISK/REWARD         HOW IT INVESTS                          CHOOSE THIS FUND IF...
------------------------------------------------------------------------------------------------------------------------------------
Convertible Fund            [Horizontal bar       Invests in convertible securities for   You want income from securities that
As of 6/2/97, this Fund     graph indicating      a special blend of long-term growth     may offer growth potential if converted
was closed to new           risk/reward of        potential and dividend income           into common stock
investors.                  Fund]
------------------------------------------------------------------------------------------------------------------------------------

                            [Horizontal bar       Balances current income with growth     You seek a combination of income and
Total Return Fund           graph indicating      opportunities by investing in stocks,   growth potential and want to manage
                            risk/reward of        bonds, and money market instruments     risk through diversification
                            Fund]
------------------------------------------------------------------------------------------------------------------------------------

                            [Horizontal bar       Seeks undervalued stocks with           You seek to maximize total return from
 Value Fund                 graph indicating      attractive dividends and a stimulus     securities which may have more poten-
                            risk/reward of        for positive change                     tial than the market currently sees
                            Fund]
------------------------------------------------------------------------------------------------------------------------------------


* The S&P 500 is an unmanaged index and is considered to be generally representative of the U.S. stock market. The MainStay Funds are neither sponsored by nor affiliated with Standard & Poor's.

+ The original investment is guaranteed provided it is held for 10 years with all dividend and capital gain distributions reinvested. If shares are redeemed prior to or after the one-day guarantee date, the investor loses the benefit of the guarantee with respect to those shares.

++ Investments in foreign securities may be subject to greater risks than domestic investments. These risks include currency fluctuations, changes in U.S. or foreign tax or currency laws, and changes in monetary policies and economic and political conditions in foreign countries.

(S) While individual securities owned by the Government Fund may be guaranteed by the U.S. government and its agencies, the share price of the Fund is not guaranteed and will fluctuate with market conditions.

||   Certain of the Fund's investments may be speculative.

# Investments in the Money Market Fund are neither insured nor guaranteed by the U.S. government and there is no assurance that the Fund will be able to maintain a stable net asset value of $1.00 per share; investment returns will vary with market conditions.

** A small portion of the Fund's income may be subject to state and local taxes and the Alternative Minimum Tax. Capital gains, if any, may also be taxed.

INCOME FUNDS
------------------------------------------------------------------------------------------------------------------------------------
FUND                          RISK/REWARD         HOW IT INVESTS                          CHOOSE THIS FUND IF...
------------------------------------------------------------------------------------------------------------------------------------
                            [Horizontal bar       Seeks a high level of current income    You are seeking to combine high
Government Fund             graph indicating      consistent with safety of principal     current income and safety of principal
                            risk/reward of        primarily from U.S. government
                            Fund]                 securities(S)
------------------------------------------------------------------------------------------------------------------------------------

                            [Horizontal bar       An aggressive high-yield bond           You want to maximize current income
High Yield                  graph indicating      fund that is actively managed for       and can accept the higher risk of
Corporate Bond Fund         risk/reward of        maximum current income||                securities with high yield potential
                            Fund]
------------------------------------------------------------------------------------------------------------------------------------

                            [Horizontal bar       Seeks high current yields and           You prefer the higher return potential
International Bond Fund     graph indicating      competitive total return from non-      of international bonds or want to
                            risk/reward of        U.S. bonds with an emphasis on          add diversification to your domestic
                            Fund]                 risk control                            investments++
------------------------------------------------------------------------------------------------------------------------------------

                            [Horizontal bar       Seeks to provide current income,        You are averse to risk or want to earn
Money Market Fund           graph indicating      stability of principal, and liquidity,  competitive yields on cash you're plan-
                            risk/reward of        with free checkwriting#                 ning to spend or invest in the near future
                            Fund]
------------------------------------------------------------------------------------------------------------------------------------

                            [Horizontal bar       Seeks current income and competi-       You seek to combine the return  potential
Strategic Income Fund       graph indicating      tive overall return by investing in     of high-grade, high-yield,|| and  inter-
                            risk/reward of        a diversified portfolio of domestic     national bonds and want to manage  risk
                            Fund]                 and foreign debt securities++           through multimarket diversification
------------------------------------------------------------------------------------------------------------------------------------


TAX-FREE INCOME FUNDS
------------------------------------------------------------------------------------------------------------------------------------

FUND                          RISK/REWARD         HOW IT INVESTS                          CHOOSE THIS FUND IF...
------------------------------------------------------------------------------------------------------------------------------------

                            [Horizontal bar       Seeks high current income exempt        You are a California resident and want to
California Tax Free Fund    graph indicating      from both federal and California        keep more of  what you earn by invest-
                            risk/reward of        income taxes consistent with            ing for income that's double tax free**
                            Fund]                 preservation of capital**
------------------------------------------------------------------------------------------------------------------------------------

                            [Horizontal bar       Seeks high current income exempt        You are a New York State or City  resident
New York Tax Free Fund      graph indicating      from federal, New York State, and       and want to  keep more of what you earn
                            risk/reward of        New York City income taxes consis-      with income that's double or  triple tax
                            Fund]                 tent with preservation of capital**     free**
------------------------------------------------------------------------------------------------------------------------------------

                            [Horizontal bar       Seeks high current income exempt        You are in a high federal income tax
TAX FREE BOND FUND          graph indicating      from regular federal income tax con-    bracket or want to pay less of your
                            risk/reward of        sistent with preservation of            investment income to the IRS
                            Fund]                 capital**
------------------------------------------------------------------------------------------------------------------------------------


A word about risk and reward

The "thermometers" in the tables above show how much risk the investor must assume and the related return potential. Generally speaking, investments with higher return potential also carry higher risks. So, the longer the indicator bar, the higher the risk and reward potential of the Fund.

The prospectus contains information on advisory fees, other expenses, and share classes. Please read it carefully before you invest or send any money. Shares must be offered in the investor's state of residence.

--------------------------------------------------------------------------------
                            MAINSTAY
                               Tax Free Bond Fund
--------------------------------------------------------------------------------

                                   [GRAPHIC]

                               Semiannual Report

                               June 30, 1997

                               Unaudited

                               [LOGO] MAINSTAY(R)
                                      FUNDS


                      OFFICERS & TRUSTEES

             Alice T. Kane     Chairperson and Trustee
             Walter W. Ubl     President, Chief Executive
                               Officer, and Trustee
           Edward J. Hogan     Trustee
             Harry G. Hohn     Trustee
  Nancy Maginnes Kissinger     Trustee
          Terry L. Lierman     Trustee
       Donald E. Nickelson     Trustee
            Donald K. Ross     Trustee
       Richard S. Trutanic     Trustee
        Jefferson C. Boyce     Senior Vice President
          Anthony W. Polis     Chief Financial Officer
        Richard W. Zuccaro     Tax Vice President
       A. Thomas Smith III     Secretary

                    Dechert Price & Rhoads
                        Legal Counsel



[LOGO] MAINSTAY(R)

NYLIFE Distributors Inc.
Morris Corporate Center, Building A
300 Interpace Parkway
Parsippany, New Jersey 07054
Administrator & Distributor of The MainStay Funds

http://www.mainstayfunds.com

NYLIFE Distributors Inc., member NASD, is an indirect wholly owned subsidiary of New York Life Insurance Company.

[LOGO] NEW YORK LIFE

This report is provided for the information of shareholders of the MainStay Tax Free Bond Fund. It may be given to others only when preceded or accompanied by an effective MainStay Funds prospectus. This report does not offer to sell any securities or solicit orders to buy them.

(C)1997. All rights reserved.                                       MSSA14-08/97
[GRAPHIC]

Table of Contents

Chairperson's Letter                                                           2

MainStay Total Return Fund Highlights                                          4

$10,000 Invested in the MainStay Total
Return Fund versus S&P 500 and
Inflation--Class A & Class B Shares                                            5

Portfolio Management Discussion and Analysis                                   6

Year-by-Year & Six-Month Performance                                           7

Diversification by Industry--Top 5                                             8

Portfolio Composition                                                         10

Returns & Lipper Rankings                                                     11

Top 10 Equity Holdings                                                        12

Top 10 Bond Holdings                                                          12

10 Largest Purchases                                                          13

10 Largest Sales                                                              13

Portfolio of Investments                                                      14

Unaudited Financial Statements                                                19

Notes to Financial Statements                                                 23

The MainStay Funds                                                            28

--------------------------------------------------------------------------------
[GRAPHIC]

Chairperson's Letter

After a remarkable six-year period of expansion, the U.S. economy continued to grow throughout the first half of 1997. For most investors, the overall impact was positive, but there were some rough seas along the way.

As the stock market made gains early in the year, concerns about the possibility of impending inflation brought increased price volatility. In late March, the Federal Reserve Board moved to raise interest rates in an effort to slow economic growth. Although this preemptive strike helped keep inflation in check, the initial reaction from both the stock and bond markets was negative. As a result, bond prices faltered and stocks tumbled more than 9% from their peak before both markets began to stabilize.

As employment figures, earnings estimates, and other indicators began to suggest that economic growth was slowing in the second quarter, the stock market not only recovered lost ground, but soared to record highs. With higher valuations, however, the market became increasingly volatile, reacting severely to any news that could signal a shift in buying patterns or interest rates.


Positive performance, emerging concerns

Despite the volatility, domestic stock and bond markets closed the first half of 1997 with positive returns. While Malaysia and Singapore had negative results, most international markets performed well. Given these results, many investors are once again celebrating their good fortune. The underlying volatility, however, should serve to remind us that the level of growth we've enjoyed for more than six years is not typical market behavior.

Certainly no one can predict what will happen next, so it's important to keep recent performance in perspective. We believe that having realistic expectations, as well as a long-range plan and diversified investments can help you work toward achieving your goals, wherever the markets may move.


Solid team approach

At MainStay(R), we believe our risk-averse approach can help provide reassurance to many investors, particularly in uncertain times. Each MainStay Fund is managed by a team of experienced professionals who employ disciplined investment strategies to seek competitive returns with careful attention to downside risk. Our team approach offers investors a combination of experience, insight, and market perspective that few individuals could provide on their own. It also helps provide important checks and balances in security selection, market evaluation, and overall accountability.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Our Fund managers believe that strong companies tend to get stronger in up markets and perform better than average when the markets go down. Using selection criteria appropriate to the individual Funds they manage, they may look for specific catalysts that are likely to stimulate growth, enhance value, or increase yield without taking on unnecessary risk.


Looking forward

As we move into the second half of 1997, we expect that an intensified focus on inflation, interest rates, and corporate earnings will account for much of the momentum driving the market. Regardless of how events unfold, you can be confident that we will hold true to our disciplined management approach.

At MainStay, we believe that having a close relationship with your Registered Representative is one of the best ways to keep your long-term focus in any market environment. Therefore, we urge you to speak with your Registered Representative regularly--whether the market happens to be up or down--so he or she can understand your needs and help keep you on a steady course.

While we've seen positive results for the first half of the year, we remain somewhat cautious. Whatever the future brings, we'll continue to provide the information, service, and support you can consider when making decisions--and the prudent management you depend on to pursue your long-range goals.

Sincerely,

/s/ Alice T. Kane

Alice T. Kane
July 1997

--------------------------------------------------------------------------------

MainStay Total Return Fund Highlights


                                MARKET HIGHLIGHTS
                         FOR THE 6 MONTHS ENDED 6/30/97
--------------------------------------------------------------------------------
o After a sharp downturn in late March and early April, the stock market soared to record highs.

o Low inflation, low interest rates, and moderate economic growth in the second quarter provided a solid backdrop for growth investors.

o Although the Federal Reserve Board moved to raise interest rates in late March, the bond markets were relatively quiet over the first half of 1997.

o With low volatility, the market's attention moved from Treasuries to other ways of enhancing yield including corporate bonds, mortgage-backed securities, and others.
--------------------------------------------------------------------------------


                             FUND HIGHLIGHTS FOR THE
                      6- AND 12-MONTH PERIODS ENDED 6/30/97
--------------------------------------------------------------------------------
o One-year total returns of 17.79% and 17.25% for Class A shares and Class B shares, respectively, excluding all sales charges, as of 6/30/97.

o Financial, pharmaceutical, and health care related stocks contributed positively to equity performance.

o Overweighting corporate bonds and investing in BBB-rated Yankee bonds helped enhance yield in the income portion of the Fund's investment portfolio.

o Both share classes underperformed the average Lipper* balanced fund for the first half of 1997.
--------------------------------------------------------------------------------


----------
* See footnote + and table on page 11 for more information on Lipper Analytical Services, Inc.

$10,000 Invested in the MainStay
Total Return Fund versus
S&P 500 and Inflation


CLASS A SHARES
[THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

                    MainStay Total
Period-end            Return Fund              S&P 500*               Inflation+
--------------------------------------------------------------------------------
12/28/87               $ 9,497.25             $10,761.00              $10,017.00
12/88                  $10,223.40             $12,543.00              $10,459.00
12/89                  $11,756.10             $16,509.00              $10,944.00
12/90                  $12,350.80             $15,997.00              $11,628.00
12/91                  $16,900.50             $20,861.00              $11,975.00
12/92                  $17,512.20             $22,448.00              $12,329.00
12/93                  $19,350.50             $24,702.00              $12,667.00
12/94                  $18,884.50             $25,028.00              $12,996.00
12/95                  $24,297.40             $34,423.00              $13,334.00
12/96                  $27,510.10             $39,327.00              $13,752.00
6/97                   $30,143.00             $47,436.00              $13,847.00


CLASS B SHARES
[THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

                    MainStay Total
Period-end            Return Fund              S&P 500*               Inflation+
--------------------------------------------------------------------------------

12/28/87               $10,050.00             $10,761.00              $10,017.00
12/88                  $10,818.40             $12,543.00              $10,459.00
12/89                  $12,440.30             $16,509.00              $10,944.00
12/90                  $13,069.60             $15,997.00              $11,628.00
12/91                  $17,884.10             $20,861.00              $11,975.00
12/92                  $18,531.40             $22,448.00              $12,329.00
12/93                  $20,476.70             $24,702.00              $12,667.00
12/94                  $19,983.60             $25,028.00              $12,996.00
12/95                  $25,571.40             $34,423.00              $13,334.00
12/96                  $28,827.60             $39,327.00              $13,752.00
6/97                   $31,499.00             $47,436.00              $13,847.00

----------
     The Class A graph assumes an initial investment of $10,000 made on 12/28/87 reflecting the effect of the 5.5% maximum up-front sales charge, thereby reducing the amount of the investment to $9,450 and includes the historical performance of the Class B shares for periods from inception (12/28/87) through 12/31/94. The Class B graph assumes an initial investment of $10,000 made on 12/28/87. Returns shown do not reflect the Contingent Deferred Sales Charge (CDSC), as it would not apply for the period shown. All results include reinvestment of distributions at net asset value and the change in share price for the stated period. Past performance is no guarantee of future results.

* "Standard & Poor's 500 Composite Stock Price Index" and "S&P 500" are registered trademarks of Standard & Poor's. The S&P 500 is an unmanaged index and is considered to be generally representative of the U.S. stock market. Results assume the reinvestment of all income and capital gain distributions.

+ Inflation is represented by the Consumer Price Index (CPI), which is a commonly used measure of the rate of inflation and shows the changes in the cost of selected goods. It does not represent an investment return.

[GRAPHIC]

Portfolio Management Discussion and Analysis


During the first half of 1997, the equity markets were highly volatile, with daily gains or losses of 100 points or more becoming common fare. Over the same period, however, the bond markets were relatively tame. The Federal Reserve Board's move to raise interest rates in late March caused stocks to undergo a sharp downturn, or correction, of nearly 10%.
                   ----------

In the second quarter, economic growth slowed to more moderate levels, inflation fears calmed, and interest rates remained low. This environment provided an ideal backdrop for growth investors, as stocks rose to record levels. Advances were led by large-capitalization issues, with the S&P 500* gaining much more in
                  --------------
six months than it normally would in an entire year since 1926.+ Of course, investors should bear in mind that past performance is no guarantee of future results.

While bond prices dropped slightly following the 25 basis point increase in the
                                                    -----------
Federal Funds rate, by the end of June, the markets had fully recovered. With low volatility and relatively stable interest rates, opportunities among Treasury securities and along the yield curve were scarce. As a result,
                                  -----------
investors turned their attention to a variety of other income securities in an effort to enhance yields. Corporate and utility bonds showed strong performance and mortgage-related and asset-backed issues provided attractive opportunities.


Given this context, how did the MainStay Total Return Fund do in the first six months of 1997?

For the six months ended 6/30/97, the MainStay Total Return Fund returned 9.57% and 9.27% for Class A shares and Class B shares, respectively, excluding all sales charges. Both share classes underperformed the average Lipper++ balanced fund, which returned 10.21% for the first half of 1997.


What was the principal reason for the Fund's underperformance of its peers?

Our focus on mid-capitalization growth stocks had a particularly negative impact in a period when large-capitalization income-producing stocks tended to outperform.


In the equity portion of the Fund, what made the biggest contribution to performance?

Sticking to our management disciplines led us to believe the Fund's investments would be positive over the long term. Most of the equity underperformance in the first quarter was due to five or six issues that contributed positively to performance in the second quarter. The Fund's overweighted position in financial
                                              ------------
stocks took a substantial toll in the first quarter, but paid off in the second when financial issues rallied. First USA was one security that did partic-


[GRAPHIC]

Correction
----------

A shift in security prices that brings them more in line with historic averages.


Capitalization
--------------

The amount of outstanding equity a company has issued. Companies may vary greatly in the amount of equity capital they have raised, and their capitalization may change with new issues or stock repurchases.


Basis point
-----------

One hundredth of one percent in the yield of an investment, i.e., 100 basis points equals 1%.


Yield curve
-----------

When interest rates available from various short-, intermediate-, and long-term securities are plotted on a graph, the resulting line is known as a yield curve.

----------
*    See page 5 for more information on the S&P 500 Index.

+ Source: Ibbotson Associates, Chicago. Used with permission. All rights reserved. Average annual total return for 1926-1996 was 10.7%. Past performance is no guarantee of future results.

++ See footnote and table on page 11 for more information on Lipper Analytical Services, Inc.

YEAR-BY-YEAR & SIX-MONTH PERFORMANCE
[THE FOLLOWING TABLE WAS REPRESENTED BY A BAR GRAPH IN THE PRINTED MATERIAL.]

Period-end                     Total Return
                                      %
-------------------------------------------
12/87                               0.50
12/88                               7.65
12/89                              14.99
12/90                               5.06
12/91                              36.84
12/92                               3.62
12/93                              10.50
12/94                              -2.41
12/95                              28.66  Class A
12/95                              27.96  Class B
12/96                              13.22  Class A
12/96                              12.73  Class B
6/97                                9.57  Class A
6/97                                9.27  Class B

----------
Returns are for Class B shares unless otherwise noted. See footnote * on page 11 for more information on performance.


ularly well. It received a takeover bid from Banc One in the first quarter, and we've sold some of the stock at a profit. We also bought Washington Mutual, a financial name that provided positive performance over the first half of the year.


How did technology stocks do over the first half of the year?

Despite a major downturn in March and April, the Fund's technology investments have generally done well. Computer Associates International was the Fund's best performer in the second quarter, and Microsoft also contributed positively to performance over the first half of 1997. 3Com suffered a major setback when Intel entered its market and was the Fund's worst performer over the reporting period, but we believe investors have overestimated the competitive threat and we still continue to hold 3Com. We purchased Compuware, a mid-sized software company in the middle of the first quarter and it has contributed positively to the Fund's performance.


What other companies made positive contributions over the first half of the year?

Many of the Fund's health care related issues performed well. The Fund's holdings included Guidant, a manufacturer of devices for cardiac surgery, and Schering-Plough, a major pharmaceutical company. Both returned over 40%(S) for the Fund. Medtronic, whose business is similar to Guidant's, also did well.

Travelers Group stock increased 39%, with its subsidiary, Smith Barney, benefiting from rising values in the brokerage industry. Lucent Technologies, a well diversified telecommunications company, gained 52% during the first half of 1997 and was a significant holding.


[GRAPHIC]


Weighting
---------

The proportion of a portfolio allocated to a specific security or sector, i.e., a fund is said to be overweighted in a sector when that portion of the portfolio is greater than the sector's general relationship to the market as a whole.

----------
(S) Returns reflect performance during the period securities were held in the Fund.

DIVERSIFICATION BY INDUSTRY--TOP 5 AS OF 6/30/97
[THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

Industry                                 Percentage
----------------------------------------------------
U.S.Government & Federal Agencies           17.3%
Finance                                      9.1%
Drugs                                        6.6%
Retail                                       6.3%
Technology                                   6.0%
All Other                                   54.7%

----------
Actual percentages will vary over time.


Aside from 3Com, which stocks didn't do well?

IKON Office Solutions had trouble integrating new acquisitions, which affected performance. And Seagate Technology faced tighter competition and reduced demand for hard disks, which led to negative returns.

One of the Fund's largest holdings, Green Tree Financial, suffered from rumors about competition from Fannie Mae and news stories about the chief executive's compensation. HFS, another major holding, performed poorly when investors had difficulty evaluating its acquisition of CUC International. Both HFS and CUC International are highly profitable and control vast streams of income, so we're confident that the value will eventually be realized. Even so, these difficulties had a negative impact on the Fund's overall performance.


What happened in the bond portion of the Fund?

In this uneventful market, we maintained a relatively neutral duration for the
                                                              --------
Fund but took a number of steps seeking to increase yield throughout the reporting period. Recognizing that Treasury securities offered few opportunities, we overweighted the Fund in corporate bonds, which added value and capital gain potential as yield spreads narrowed. We also sold some of the Fund's Treasury holdings to buy mortgage-backed and asset-backed securities,
                                ---------------     -----------------------
including unleveraged collateralized mortgage obligations (CMOs). All of these securities helped contribute positively to performance over the first half of the year.


Were there other bonds that did well?

Yes. The Fund was invested in some lower-quality investment-grade financial


[GRAPHIC]

Duration
--------

A measure of average maturity, which adjusts for the time value of the payments investors will receive and which takes into account interest payments as well as principal payments. Duration is a better gauge of interest-rate sensitivity than average maturity alone.


Mortgage-backed
securities
---------------

Securities representing interests in "pools" of mortgages in which principal and interest payments by the holders of underlying fixed- or adjustable-rate mortgages are, in effect, "passed through" to investors (net of fees paid to the issuer or guarantor of the securities).


Asset-backed
securities
------------

Bonds or notes backed by loan paper or an anticipated income stream from the sale of merchandise or services. The bonds are generally originated by banks, credit card companies, or other providers of credit and often "enhanced" by a bank letter of credit or by insurance from an institution other than the issuer.

issues that provided higher yields. The Fund also benefited from low-balance mortgage loans, which yield about a half a percent more than traditional mortgages. The Fund also did well with putable bonds and Yankee bonds.


What are putable bonds?

They're securities investors can give back to the issuer at their discretion on a specified date. These bonds may benefit from volatility characteristics that differ from the market as a whole. While the puts won't come into play for a few months, the Fund has already captured about a quarter of the unrealized gains we
                                                             ----------------
think these securities offer.


What about Yankee bonds?

They're bonds issued in the United States by foreign banks and corporations, usually when conditions in the U.S. are more favorable than in other markets, including the issuer's domestic market overseas. Since the bonds are denominated in U.S. dollars, they carry no currency risk. We believe one advantage we have in the Yankee market is our strong research capability, which helps us sort good names from the bad. We found some attractive opportunities among lower-rated investment-grade Yankee bonds for the Fund, which have helped performance in the first half of 1997.


What's the overall quality of the income portion of the Fund?

The Fund has maintained AA quality, even with its investments in some lower-quality bonds. While we can invest a portion of the Fund's assets in BB-rated securities, we seek to minimize exposure to noninvestment-grade bonds.


Did you have any bonds that didn't do well?

The Fund's seasoned mortgage pools performed roughly in line with Treasuries, which tended to underperform other segments of the market, but we believe we may see values realized in seasoned mortgages in the months ahead. A significant decision during the first half of the year was moving the Fund out of Treasuries and into higher-performing sectors in the bond market. One area we didn't participate in was utility bonds, which had very positive results. While we may have missed an opportunity there, we believe that with deregulation, many of these bonds may be poised for downgrades.


What's your outlook for the future?

We believe that if economic growth continues at a moderate pace and inflation stays near its current level, it will be good for stocks and moderate for bonds. The rising disparity between stock valuations


[GRAPHIC]

Unrealized gains/losses
-----------------------

Gains or losses in the price of a security that has not yet been sold. Such gains or losses may become realized when the security in which there is a gain or loss is actually sold.

and corporate earnings, however, may pose a challenge for equity investors in the future. If wages rise faster than corporate earnings, inflation could heat up, which could force rates higher and bond prices lower. With these possibilities in mind, we remain cautiously optimistic. Whatever the future brings, we'll continue to seek current income consistent with reasonable opportunity for future growth of capital and income.

Ravi Akhoury
Rudy Carryl
Edmund Spelman
Portfolio Managers


PORTFOLIO COMPOSITION AS OF 6/30/97
[THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

                                          Percentage
----------------------------------------------------
Common Stocks                               63.0%
Bonds                                       33.8%
Cash, Equivalents, & Other Assets,
less Liabilities                             3.2%

----------
Actual percentages will vary over time.

[GRAPHIC]
10

Returns & Lipper Rankings as of 6/30/97

Fund average annual total returns*
--------------------------------------------------------------------------------
                      1 year        5 years      Life of Fund through 6/30/97
Class A               17.79%         13.95%                  12.97%
Class B               17.25%         13.66%                  12.82%
--------------------------------------------------------------------------------
Fund SEC returns*
--------------------------------------------------------------------------------
                      1 year        5 years      Life of Fund through 6/30/97
Class A               11.31%         12.67%                  12.30%
Class B               12.25%         13.42%                  12.82%
--------------------------------------------------------------------------------
Fund Lipper+ rankings & Lipper category returns as of 6/30/97
--------------------------------------------------------------------------------
                      1 year        5 years      Life of Fund through 6/30/97
Class A               205 out of     n/a                     n/a
                      303 funds
Class B               220 out of     31 out of               23 out of
                      303 funds      87 funds                46 funds
Average Lipper
balanced fund         19.41%         12.94%                  12.71%
--------------------------------------------------------------------------------
Fund per share net asset value & distributions for the six months ended 6/30/97
--------------------------------------------------------------------------------
                     NAV 6/30/97     Income               Capital Gains
Class A               $21.81         $0.1901                 $0.0000
Class B               $21.81         $0.1433                 $0.0000
--------------------------------------------------------------------------------

----------
* Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that upon redemption, shares may be worth more or less than their original cost. Total returns shown are based on NAV and assume no deduction for CDSC or applicable sales charges. In compliance with SEC guidelines, SEC returns include the maximum sales charge and show the percentage change for each of the required periods. All returns assume capital gain and dividend distributions are reinvested.

     Class A shares, first offered to the public on 1/3/95, are sold with a maximum initial sales charge of 5.5% and an annual 12b-1 fee of .25%. Performance figures for this class include the historical performance of the Class B shares for periods from inception (12/28/87) up to 12/31/94. Performance data for the two classes after this date vary based on differences in their expense structures. Class B shares of the Fund are sold with no initial sales charge, but are subject to a maximum CDSC of up to 5% if shares are redeemed during the first 6 years of purchase and an annual 12b-1 fee of up to 1%.

+ Lipper Analytical Services, Inc. is an independent monitor of mutual fund performance. Its rankings are based on total returns with capital gains and dividends reinvested. Results do not reflect any deduction of sales charges. Lipper averages listed above are not class specific. Life of Fund return is from the period of the Class B shares' initial offering through 6/30/97. The Fund's Class A shares were first offered to the public on 1/3/95; Class B shares on 12/28/87.

[GRAPHIC]

Top 10 Equity Holdings as of 6/30/97

HOLDING                                                                AMOUNT
--------------------------------------------------------------------------------
Travelers Group Inc.                                                $21,861,562
Computer Associates International, Inc.                              20,284,172
Medtronic, Inc.                                                      19,845,000
Intel Corp.                                                          19,612,669
SunAmerica Inc.                                                      19,548,750
Tyco International Ltd.                                              19,498,369
HFS Inc.                                                             19,087,800
American International Group, Inc.                                   18,074,375
Green Tree Financial Corp.                                           17,955,000
Lilly (Eli) & Co.                                                    17,271,375
--------------------------------------------------------------------------------

Top 10 Bond Holdings as of 6/30/97
HOLDING                                                                AMOUNT
--------------------------------------------------------------------------------
Federal National Mortgage Association (Mortgage Pass-Through
    Security) 7.50%, due 7/14/27 TBA                                $35,732,614
United States Treasury Bond 6.625%, due 2/15/27                      27,455,026
United States Treasury Note 6.25%, due 2/28/02                       25,624,915
Government National Mortgage Association I (Mortgage Pass-
    Through Security) 7.00%, due 12/15/23                            16,842,529
Green Tree Recreational, Equipment & Consumer Trust Series 1997-B
    Class A1 6.55%, due 7/15/28                                      12,874,673
Government National Mortgage Association I (Mortgage Pass-
    Through Security) 6.50%, due 12/15/23                            11,919,882
United States Treasury Bond 12.00%, due 8/15/13                       9,515,782
United States Treasury Note 5.625%, due 11/30/00                      9,178,196
United States Treasury Note 7.75%, due 11/30/99                       8,847,882
Government National Mortgage Association II (Mortgage Pass-
    Through Security) 6.875%, due 10/20/22 ARM                        7,788,982
--------------------------------------------------------------------------------

[GRAPHIC]

----------
This breakdown is provided for informational purposes only. The Fund's holdings may change daily. A shareholder owns shares of the Fund but does not own a direct interest in any of the specific securities listed. Short-term securities are excluded. See Portfolio of Investments for specific type of security held.

10 Largest Purchases for the six months ended 6/30/97

SECURITY                                                               AMOUNT OF PURCHASE
-----------------------------------------------------------------------------------------
United States Treasury Notes, due 2/15/98 - 5/15/06                        $204,443,795
Federal National Mortgage Association, due 12/1/01-7/14/27                  161,531,380
United States Treasury Bonds, due 8/15/13 - 2/15/27                          93,492,106
Government National Mortgage Association I and II, due 12/15/17 - 7/25/27    69,200,922
Residential Accredit Loans, Inc. and Residential Asset Securitization
    Trust, due 6/25/26 - 7/25/27                                             22,513,946
Green Tree Financial Corp. and Green Tree Recreational, Equipment
    & Consumer Trust, due 10/15/18 - 2/15/29                                 17,151,394
Lilly (Eli) & Co.                                                            14,505,190
Cardinal Health, Inc.                                                        14,236,213
Merck & Co., Inc.                                                            13,662,723
Washington Mutual Inc.                                                       10,398,013
-----------------------------------------------------------------------------------------

10 Largest Sales for the six months ended 6/30/97
SECURITY                                                                   AMOUNT OF SALE
-----------------------------------------------------------------------------------------
Federal National Mortgage Association, due 12/1/01 - 8/1/26                $196,757,839
United States Treasury Notes, due 2/15/98 - 5/15/06                         164,588,871
United States Treasury Bonds, due 8/15/13 - 2/15/27                          77,801,410
Government National Mortgage Association I and II, due 12/15/17 - 5/15/27    53,294,777
First USA, Inc.                                                              19,560,286
Wells Fargo & Co.                                                            13,543,942
Green Tree Financial Corp. and Green Tree Recreational, Equipment
    & Consumer Trust, due 10/15/18 - 2/15/29                                 12,792,939
Republic of Columbia, due 2/15/03 - 2/15/27                                  12,344,419
Merrill Lynch & Co., Inc., due 1/15/99 - 11/21/28                            10,847,227
Tidewater Inc.                                                                9,382,971
-----------------------------------------------------------------------------------------

[GRAPHIC]

----------
This breakdown is provided for informational purposes only. The Fund's holdings may change daily. All purchases and sales are aggregated by issuer. A shareholder owns shares of the Fund but does not own a direct interest in any of the specific securities listed. Short-term securities are excluded. See Portfolio of Investments for specific type of security held.

MainStay Total Return Fund


                                            Principal
                                              Amount                Value
                                       ========================================
LONG-TERM BONDS (33.8%)+
ASSET-BACKED SECURITIES (4.1%)

AIRPLANE LEASES (0.6%)
Aircraft Lease Portfolio
  Securitization Ltd.
  Series 1996-1 Class CX
  7.038%, due 6/15/06
  (call date 7/15/02) (f) ........     $     4,537,499       $     4,537,499
Airplanes Pass-Through Trust
  Series 1 Class C
  8.15%, due 3/15/19
  (call date 3/15/01) ............           2,365,000             2,462,012
                                                             ---------------
                                                                   6,999,511
                                                             ---------------

AUTO LOANS (0.2%)
Advanta Automobile
  Receivables Trust
  Series 1997-1 Class A2
  6.75%, due 12/15/03 ............           2,925,000             2,938,718
                                                             ---------------

CONSUMER LOANS (1.1%)
Green Tree Recreational, Equipment
  & Consumer Trust
  Series 1997-B Class A1
  6.55%, due 7/15/28 .............          12,905,000            12,874,673
                                                             ---------------

CREDIT CARD RECEIVABLES (0.7%)
Banc One Credit Card Master Trust
  Series 1995-A Class A
  6.15%, due 7/15/02 .............           4,525,000             4,486,628
Standard Credit Card Master Trust
  Series 1995-4 Class A
  5.913%, due 2/15/00 (f) ........           3,630,000             3,630,581
                                                             ---------------
                                                                   8,117,209
                                                             ---------------

EQUIPMENT LOANS (0.7%)
Case Equipment Loan Trust
  Series 1995-B Class A3
  6.15%, due 9/15/02 .............           3,605,286             3,612,172
Newcourt Receivables Asset Trust
  Series 1996-3 Class A
  6.24%, due 12/20/04 ............           2,451,581             2,444,104
  Series 1996-2 Class A
  6.87%, due 6/20/04 .............           2,758,543             2,774,487
                                                             ---------------
                                                                   8,830,763
                                                             ---------------

----------
+  Percentages indicated are based on Fund net assets.


                                            Principal
                                              Amount                Value
                                       ========================================
MANUFACTURED HOUSING LOANS (0.8%)
Green Tree Financial Corp.
  Series 1997-4 Class A7
  7.36%, due 2/15/29 .............     $     3,960,000       $     3,920,400
Mid-State Trust VI
  Class A-4
  7.79%, due 7/1/35 ..............           6,155,000             6,204,055
                                                             ---------------
                                                                  10,124,455
                                                             ---------------
Total Asset-Backed Securities
  (Cost $49,780,857) .............                                49,885,329
                                                             ---------------

BRADY BOND (0.5%)

EURO BOND (0.5%)
Poland-Global Registered
  Series RSTA
  3.25%, due 10/27/24
  (call date 10/27/97) (f) .......           9,265,000             5,883,275
                                                             ---------------
Total Brady Bond
  (Cost $5,282,398) ..............                                 5,883,275
                                                             ---------------

CORPORATE BONDS (3.9%)

AIRLINES (0.6%)
American Airlines
  Pass-Through Trusts
  Series 1994-A4
  9.78%, due 11/26/11 ............           4,855,000             5,907,612
  Series 1991-A2
  10.18%, due 1/2/13
  (call date 7/2/07) .............           1,055,000             1,202,890
                                                             ---------------
                                                                   7,110,502
                                                             ---------------

BANKS (1.3%)
Capital One Bank
  Medium-Term Senior
  Bank Notes
  7.15%, due 9/15/06
  (put date 9/15/99) .............           5,650,000             5,711,867
First Empire Capital
  Trust I Guaranteed
  8.234%, due 2/1/27
  (call date 2/1/07) .............              15,000                15,060
Regions Financial Corp.
  7.75%, due 9/15/24
  (put date 7/15/04) .............           5,520,000             5,867,484
Sakura Capital Funding
  Cayman Ltd. Guaranteed
  Medium-Term Notes
  6.763%, due 8/29/49
  (call date 2/27/02) (d)(f) .....           1,950,000             1,950,000
Southtrust Bank
  Birmingham, Alabama N A
  Medium-Term Notes
  7.69%, due 5/15/25
  (put date 5/15/05) .............           2,750,000             2,904,880
                                                             ---------------
                                                                  16,449,291
                                                             ---------------

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Portfolio of Investments June 30, 1997 (unaudited)


                                            Principal
                                              Amount                Value
                                       ========================================
CORPORATE BONDS (Continued)
BROKERAGE (0.2%)
Lehman Brothers Holdings Inc.
  7.375%, due 5/15/07
  (put date 5/15/00) .............     $     2,545,000       $     2,608,778
                                                             ---------------

DRUGS (0.1%)
Merck & Co., Inc.
  Medium-Term Notes Series B
  5.76%, due 5/3/37
  (put date 5/3/99) ..............             835,000               843,008
                                                             ---------------

FINANCE (0.9%)
Aetna Services Inc. Guaranteed
  6.97%, due 8/15/36
  (put date 8/15/04) .............           2,925,000             2,944,217
American General Institutional
  Capital Guaranteed
  Series B
  8.125%, due 3/15/46 (d) ........           2,075,000             2,089,193
Travelers Property
  & Casualty Corp.
  6.75%, due 9/1/99 ..............           3,000,000             3,021,720
TTB Finance Cayman Ltd. Guaranteed
  Series REGS
  6.763%, due 3/18/07
  (call date 3/18/02) (f) ........           3,000,000             3,000,000
                                                             ---------------
                                                                  11,055,130
                                                             ---------------

FOOD (0.1%)
RJR Nabisco, Inc.
  8.50%, due 7/1/07 ..............             820,000               816,515
                                                             ---------------

MEDIA (0.4%)
Tele Communications Inc.
  9.25%, due 4/15/02 .............           4,250,000             4,571,683
                                                             ---------------

RETAIL (0.3%)
Dayton Hudson Co.
  5.895%, due 6/15/37
  (put date 6/15/99) .............           3,800,000             3,794,680
Sears Roebuck Acceptance Corp.
  6.95%, due 5/15/02 .............             580,000               584,205
                                                             ---------------
                                                                   4,378,885
                                                             ---------------
Total Corporate Bonds
  (Cost $47,533,176) .............                                47,833,792
                                                             ---------------


                                            Principal
                                              Amount                Value
                                       ========================================
MORTGAGE-BACKED SECURITIES (5.2%)
COMMERCIAL MORTGAGE LOANS
  (COLLATERALIZED MORTGAGE OBLIGATIONS) (1.4%)
Asset Securitization Corp.
  Series 1996-MD6 Class A1B
  6.88%, due 11/13/26 (e) ........     $     6,650,000       $     6,656,783
  Series 1997-MD7 Class A1B
  7.41%, due 1/13/30 (e) .........           3,885,000             3,989,429
  Series 1997-D4 Class A1D
  7.49%, due 4/14/29 (e) .........           6,200,000             6,397,160
                                                             ---------------
                                                                  17,043,372
                                                             ---------------

RESIDENTIAL MORTGAGE LOANS (3.8%)
Bear Stearns Mortgage Securities Inc.
  Series 1996-5 Class A2
  10.00%, due 9/25/27 ............           3,077,771             3,197,281
  Series 1996-4 Class AI2
  10.50%, due 9/25/27 ............           2,797,949             2,930,740
Financial Asset Securitization Inc.
  Series 1997-NAM2 Class FA8
  10.00%, due 7/25/27 ............           6,642,592             7,047,126
Norwest Asset Securities Corp.
  Series 1997-10 Class A2
  6.50%, due 8/25/27 .............           4,351,120             4,327,189
Residential Accredit Loans, Inc.
  Series 1997-QS4 Class A4
  10.00%, due 5/25/27 ............           2,796,747             2,961,699
  Series 1997-QS5 Class A3
  10.00%, due 6/25/27 ............           5,046,092             5,329,127
  Series 1996-QS4 Class AI2
  11.00%, due 8/25/26 ............           2,979,965             3,114,987
  Series 1997-QS1 Class A6
  11.00%, due 2/25/27 ............           4,521,564             4,932,213
Residential Asset
  Securitization Trust
  Series 1997-A3 Class A7
  10.00%, due 5/25/27 ............           5,637,809             5,940,616
  Series 1997-A5 Class A7
  10.00%, due 7/25/27 ............           2,745,104             2,889,222
Structured Asset Securities Corp.
  Series 1996-2 Class A1
  7.00%, due 8/25/26 .............           3,671,000             3,692,218
                                                             ---------------
                                                                  46,362,418
                                                             ---------------
Total Mortgage-Backed Securities
  (Cost $63,155,725) .............                                63,405,790
                                                             ---------------

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay Total Return Fund


                                            Principal
                                              Amount                Value
                                       ========================================
U.S. GOVERNMENT & FEDERAL AGENCIES (17.3%)
FEDERAL NATIONAL MORTGAGE
  ASSOCIATION (MORTGAGE PASS-
  THROUGH SECURITIES) (3.7%)
  6.515%, due 12/1/03 (e) ........     $     1,119,881       $     1,104,091
  6.52%, due 12/1/03 (e) .........           1,841,591             1,816,122
  6.525%, due 12/1/03 (e) ........           2,864,931             2,834,505
  6.595%, due 1/1/04 (e) .........           3,007,680             2,977,092
  7.50%, due 7/14/27 TBA (c) .....          35,630,000            35,732,614
                                                             ---------------
                                                                  44,464,424
                                                             ---------------

GOVERNMENT NATIONAL MORTGAGE
  ASSOCIATION I (MORTGAGE PASS-
  THROUGH SECURITIES) (3.6%)
  6.50%, due 12/15/23 (e) ........          12,360,151            11,919,882
  7.00%, due 12/15/23 (e) ........          17,058,490            16,842,529
  7.50%, due 7/25/27 TBA (c) .....           6,050,000             6,097,311
  9.50%, due 12/15/17 - 5/15/22 (e)          7,515,760             8,161,552
                                                             ---------------
                                                                  43,021,274
                                                             ---------------

GOVERNMENT NATIONAL MORTGAGE
  ASSOCIATION II (MORTGAGE PASS-
  THROUGH SECURITIES) (2.1%)
  6.875%, due 10/20/22 ARM (e)(h)            7,566,674             7,788,982
  7.125%, due 9/20/23 - 8/20/25
  ARM (e)(h) .....................          16,933,424            17,394,228
                                                             ---------------
                                                                  25,183,210
                                                             ---------------

UNITED STATES TREASURY BONDS (3.6%)
  6.625%, due 2/15/27 (b) ........          28,060,000            27,455,026
  8.875%, due 8/15/17 (b) ........           5,845,000             7,119,035
  12.00%, due 8/15/13 (b) ........           6,760,000             9,515,782
                                                             ---------------
                                                                  44,089,843
                                                             ---------------

UNITED STATES TREASURY NOTES (4.3%)
  5.50%, due 11/15/98 (b) ........           6,200,000             6,163,172
  5.625%, due 11/30/00 (b) .......           9,370,000             9,178,196
  6.25%, due 2/28/02 (b) .........          25,770,000            25,624,915
  7.75%, due 11/30/99 ............           8,550,000             8,847,882
  7.875%, due 11/15/04 ...........           2,300,000             2,482,206
                                                             ---------------
                                                                  52,296,371
                                                             ---------------
Total U.S. Government &
  Federal Agencies
  (Cost $207,193,360) ............                               209,055,122
                                                             ---------------


                                            Principal
                                              Amount                Value
                                       ========================================
YANKEE BONDS (2.8%)
BANKS (0.8%)
Dao Heng Bank Ltd.
  7.75%, due 1/24/07 (d) .........     $     5,200,000       $     5,213,468
Export Import Bank Korea
  6.50%, due 11/15/06
  (put date 11/15/03) ............           4,225,000             4,090,180
                                                             ---------------
                                                                   9,303,648
                                                             ---------------

FINANCE (0.7%)
Guangdong International
  Trust & Investment Corp.
  8.75%, due 10/24/16 (d) ........           5,550,000             5,777,883
Hero Asian BVI Ltd.
  9.11%, due 10/15/01 (d) ........           1,764,152             1,833,466
Wharf Capital International 1994 Ltd.
  Guaranteed
  8.875%, due 11/1/04 ............           1,205,000             1,295,496
                                                             ---------------
                                                                   8,906,845
                                                             ---------------

FOREIGN GOVERNMENTS (0.5%)
Republic of Columbia
  8.375%, due 2/15/27 ............           2,730,000             2,645,042
Republic of South Africa
  8.50%, due 6/23/17 .............           3,465,000             3,459,248
                                                             ---------------
                                                                   6,104,290
                                                             ---------------

INSURANCE (0.2%)
Zurich Capital Trust I Guaranteed
  8.376%, due 6/1/37
  (call date 6/1/07) (d) .........           1,915,000             1,982,657
                                                             ---------------

TELEPHONE UTILITIES (0.2%)
SK Telecom Co. Ltd.
  7.75%, due 4/29/04 .............           2,015,000             2,050,847
                                                             ---------------

UTILITIES (0.4%)
Hydro-Quebec
  Series IO
  8.05%, due 7/7/24
  (put date 7/7/06) ..............           4,850,000             5,277,285
                                                             ---------------
Total Yankee Bonds
  (Cost $33,066,855) .............                                33,625,572
                                                             ---------------
Total Long-Term Bonds
  (Cost $406,012,371) ............                               409,688,880
                                                             ---------------

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Portfolio of Investments (unaudited) continued



                                              Shares                Value
                                       ========================================
COMMON STOCKS (63.0%)
AUTO PARTS (0.6%)
Lear Corp. (a) ...................             165,000       $     7,321,875
                                                             ---------------

BANKS (1.9%)
NationsBank Corp. ................             171,000            11,029,500
Washington Mutual Inc. ...........             200,500            11,979,875
                                                             ---------------
                                                                  23,009,375
                                                             ---------------

BUILDINGS (0.7%)
Oakwood Homes Corp. ..............             341,800             8,203,200
                                                             ---------------

COMMERCIAL SERVICES (0.9%)
Service Corp. International ......             334,000            10,980,250
                                                             ---------------

COMPUTERS & OFFICE EQUIPMENT (3.8%)
Danka Business Systems PLC ADR (g)             197,000             8,052,375
Hewlett-Packard Co. ..............             186,000            10,416,000
IKON Office Solutions, Inc. ......             158,700             3,957,581
Seagate Technology (a) ...........             237,900             8,371,106
Sun Microsystems (a) .............             422,000            15,706,334
                                                             ---------------
                                                                  46,503,396
                                                             ---------------

CONSUMER DURABLES (1.0%)
Harley-Davidson, Inc. ............             240,300            11,519,381
                                                             ---------------

CONSUMER FINANCIAL SERVICES (1.1%)
First Data Corp. .................             290,300            12,755,056
                                                             ---------------

CONSUMER SERVICES (0.6%)
CUC International Inc. (a) .......             267,750             6,911,297
                                                             ---------------

DRUGS (6.5%)
Amgen Inc. (a) ...................             229,300            13,328,062
Elan Corp. PLC ADR (a)(g) ........             276,000            12,489,000
Lilly (Eli) & Co. ................             158,000            17,271,375
Merck & Co., Inc. ................             120,000            12,420,000
Schering-Plough Corp. ............             310,000            14,841,250
Teva Pharmaceutical Industries
  Ltd. ADR (g) ...................             124,000             8,029,000
                                                             ---------------
                                                                  78,378,687
                                                             ---------------

ELECTRONICS (0.4%)
Adaptec, Inc. (a) ................             143,800             4,997,050
                                                             ---------------



                                              Shares                Value
                                       ========================================
FINANCE (7.5%)
Equifax, Inc. ....................             214,000       $     7,958,125
Fannie Mae .......................             290,000            12,651,250
Green Tree Financial Corp. .......             504,000            17,955,000
Household International, Inc. ....             141,400            16,605,662
MGIC Investment Corp. ............             281,000            13,470,438
Travelers Group Inc. .............             346,665            21,861,562
                                                             ---------------
                                                                  90,502,037
                                                             ---------------

FINANCIAL SERVICES (2.3%)
Associates First Capital Corp. ...             147,000             8,158,500
SunAmerica Inc. ..................             401,000            19,548,750
                                                             ---------------
                                                                  27,707,250
                                                             ---------------

HEALTH CARE (3.4%)
Cardinal Health, Inc. ............             120,000             6,870,000
Columbia/HCA Healthcare Corp. ....             274,164            10,778,072
PacifiCare Health Systems,
  Inc. Class B (a) ...............              61,400             3,921,925
Tenet Healthcare Corp. (a) .......             292,950             8,660,334
United Healthcare Corp. ..........             200,500            10,426,000
                                                             ---------------
                                                                  40,656,331
                                                             ---------------

HOSPITAL MANAGEMENT & SERVICES (1.0%)
HEALTHSOUTH Corp. (a) ............             506,000            12,618,375
                                                             ---------------

INDUSTRIAL (2.4%)
Illinois Tool Works Inc. .........             162,200             8,099,862
Mattel, Inc. .....................              60,000             2,032,500
Tyco International Ltd. ..........             280,300            19,498,369
                                                             ---------------
                                                                  29,630,731
                                                             ---------------

INSURANCE (2.2%)
Aetna Inc. .......................              85,000             8,701,875
American International Group, Inc.             121,000            18,074,375
                                                             ---------------
                                                                  26,776,250
                                                             ---------------

LEISURE (0.6%)
Mirage Resorts Inc. (a) ..........             284,400             7,181,100
                                                             ---------------

MATERIALS/PROCESSING (0.8%)
Monsanto Co. .....................             217,700             9,374,706
                                                             ---------------

MEDICAL EQUIPMENT (4.3%)
Guidant Corp. ....................             186,000            15,810,000

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay Total Return Fund


                                              Shares                Value
                                       ========================================
COMMON STOCKS (Continued)
MEDICAL EQUIPMENT (Continued)
Johnson & Johnson ................             260,188       $    16,749,603
Medtronic, Inc. ..................             245,000            19,845,000
                                                             ---------------
                                                                  52,404,603
                                                             ---------------

OIL & GAS EXPLORATION (0.6%)
Triton Energy Ltd. (a) ...........             157,600             7,220,050
                                                             ---------------

POLLUTION & RELATED (0.5%)
USA Waste Services Inc. (a) ......             148,000             5,716,500
                                                             ---------------

RESTAURANTS & LODGING (1.6%)
HFS Inc. (a) .....................             329,100            19,087,800
                                                             ---------------

RETAIL (6.0%)
Bed, Bath & Beyond, Inc. (a) .....             150,000             4,556,250
Home Depot, Inc. (The) ...........             153,500            10,581,906
Kohl's Corp. (a) .................             234,000            12,387,375
Kroger Co. (a) ...................             358,000            10,382,000
Lowe's Companies, Inc. ...........             202,000             7,499,250
Nike, Inc. Class B ...............             130,600             7,623,775
Safeway Inc. (a) .................             299,100            13,795,988
Staples, Inc. (a) ................             255,300             5,935,725
                                                             ---------------
                                                                  72,762,269
                                                             ---------------

SOFTWARE (3.6%)
Computer Associates International, Inc.        364,250            20,284,172
Compuware Corp. (a) ..............             211,500            10,099,125
Microsoft Corp. (a) ..............             108,000            13,648,500
                                                             ---------------
                                                                  44,031,797
                                                             ---------------

TECHNOLOGY (6.0%)
Cisco Systems, Inc. (a) ..........             171,500            11,511,937
Intel Corp. ......................             138,300            19,612,669
Linear Technology Corp. ..........             198,000            10,246,500
Oracle Corp. (a) .................             340,500            17,152,688
3Com Corp. (a) ...................             306,000            13,770,000
                                                             ---------------
                                                                  72,293,794
                                                             ---------------

TELECOMMUNICATION SERVICES (2.2%)
Lucent Technologies Inc. .........             207,000            14,916,938
WorldCom, Inc. (a) ...............             367,728            11,767,296
                                                             ---------------
                                                                  26,684,234
                                                             ---------------


                                              Shares                Value
                                       ========================================
TEXTILE & APPAREL (0.5%)
Nine West Group Inc. (a) .........             174,200       $     6,652,262
                                                             ---------------
Total Common Stocks
  (Cost $424,858,032) ............                               761,879,656
                                                             ---------------


                                            Principal
                                              Amount
                                       =================
SHORT-TERM INVESTMENTS (5.8%)
COMMERCIAL PAPER (3.5%)
Ford Motor Credit Co.
  6.11%, due 7/1/97 ..............     $    19,840,000            19,840,000
Prudential Funding Corp.
  5.53%, due 7/2/97 ..............          23,000,000            23,000,000
                                                             ---------------
Total Commercial Paper
  (Cost $42,840,000) .............                                42,840,000
                                                             ---------------

FEDERAL AGENCIES (2.3%)
Federal Mortgage Corp.
  Discount Notes
  5.72%, due 7/7/97 ..............          21,945,000            21,928,541
  5.72%, due 7/11/97 .............           5,700,000             5,691,498
                                                             ---------------
Total Federal Agencies
  (Cost $27,623,428) .............                                27,620,039
                                                             ---------------
Total Short-Term Investments
  (Cost $70,463,428) .............                                70,460,039
                                                             ---------------
Total Investments
  (Cost $901,333,831) (i) ........               102.6%        1,242,028,575(j)
Liabilities in Excess of
  Cash and Other Assets ..........                (2.6)          (31,814,506)
                                       ---------------       ---------------
Net Assets .......................               100.0%      $ 1,210,214,069
                                       ===============       ===============

----------
(a)  Non-income producing securities.
(b)  Represents securities out on loan or a portion which is out on loan.
(c) TBA: Securities purchased on a forward commitment basis with an approximate principal amount and maturity date. The actual principal amount and maturity date will be determined upon settlement.
(d)  May be sold to institutional investors only.
(e)  Segregated as collateral for TBA.
(f)  Floating rate. Rate shown is the rate in effect at June 30, 1997.
(g)  ADR--American Depository Receipt.
(h)  ARM--Adjustable Rate Mortgage. Resets annually.
(i)  The cost for Federal income tax purposes is $901,540,906.
(j) At June 30, 1997 net unrealized appreciation was $340,487,669, based on cost for Federal income tax purposes. This consisted of aggregate gross unrealized appreciation for all investments on which there was an excess of market value over cost of $344,785,650 and aggregate gross unrealized depreciation for all investments on which there was an excess of cost over market value of $4,297,981.


The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of June 30, 1997 (unaudited)

ASSETS:
Investment in securities, at value
  (identified cost $901,333,831) ..............................  $1,242,028,575
Cash ..........................................................           2,653
Receivables:
  Investment securities sold ..................................      79,893,432
  Dividends and interest ......................................       4,924,760
  Fund shares sold ............................................         727,530
                                                                 --------------
    Total assets ..............................................   1,327,576,950
                                                                 --------------
LIABILITIES:
Payables:
  Investment securities purchased .............................     111,188,053
  NYLIFE Distributors .........................................         960,939
  Fund shares redeemed ........................................         513,186
  Adviser .....................................................         305,229
  Transfer agent ..............................................         269,284
  Custodian ...................................................          12,516
  Trustees ....................................................           7,245
Accrued expenses ..............................................         212,251
Dividend payable ..............................................       3,894,178
                                                                 --------------
   Total liabilities ..........................................     117,362,881
                                                                 --------------
Net assets ....................................................  $1,210,214,069
                                                                 ==============
COMPOSITION OF NET ASSETS:
Shares of beneficial interest outstanding
  (par value of $.01 per share)
  unlimited number of shares authorized:
  Class A .....................................................  $       42,298
  Class B .....................................................         512,493
Additional paid-in capital ....................................     830,925,688
Accumulated undistributed net investment income ...............         142,614
Accumulated undistributed net realized gain on investments ....      37,896,232
Net unrealized appreciation on investments ....................     340,694,744
                                                                 --------------
Net assets ....................................................  $1,210,214,069
                                                                 ==============
CLASS A
Net assets applicable to outstanding shares ...................  $   92,244,327
                                                                 ==============
Shares of beneficial interest outstanding .....................       4,229,846
                                                                 ==============
Net asset value per share outstanding .........................  $        21.81
Maximum sales charge (5.50% of offering price) ................            1.27
                                                                 --------------
Maximum offering price per share outstanding ..................  $        23.08
                                                                 ==============
CLASS B
Net assets applicable to outstanding shares ...................  $1,117,969,742
                                                                 ==============
Shares of beneficial interest outstanding .....................      51,249,344
                                                                 ==============
Net asset value and offering price per share outstanding ......  $        21.81
                                                                 ==============


The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the six months ended June 30, 1997 (unaudited)

INVESTMENT INCOME:
Income:
  Dividends (a) ...............................................  $    1,779,021
  Interest ....................................................      15,380,168
                                                                 --------------
    Total income ..............................................      17,159,189
                                                                 --------------
Expenses:
  Distribution--Class B .......................................       2,399,287
  Administration ..............................................       1,746,853
  Advisory ....................................................       1,746,853
  Service .....................................................       1,414,387
  Transfer agent ..............................................       1,186,485
  Shareholder communication ...................................         162,913
  Custodian ...................................................          71,646
  Recordkeeping ...............................................          70,391
  Professional ................................................          40,502
  Registration ................................................          38,859
  Trustees ....................................................          14,880
  Miscellaneous ...............................................           7,519
                                                                 --------------
    Total expenses ............................................       8,900,575
                                                                 --------------
Net investment income .........................................       8,258,614
                                                                 --------------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
Net realized gain on investments ..............................      33,930,403
Net change in unrealized appreciation on investments ..........      61,381,356
                                                                 --------------
Net realized and unrealized gain on investments ...............      95,311,759
                                                                 --------------
Net increase in net assets resulting from operations ..........  $  103,570,373
                                                                 ==============

----------
(a)  Dividends recorded net of foreign withholding taxes of $8,012.


The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Changes in Net Assets

                                                            Six months
                                                               ended            Year ended
                                                              June 30,         December 31,
                                                               1997*               1996
                                                          ===============    ===============
INCREASE IN NET ASSETS:
Operations:
  Net investment income ...............................   $     8,258,614    $    14,310,063
  Net realized gain on investments ....................        33,930,403         27,774,121
  Net change in unrealized appreciation on investments         61,381,356         78,230,207
                                                          ---------------    ---------------
  Net increase in net assets resulting from operations        103,570,373        120,314,391
                                                          ---------------    ---------------
Dividends and distributions to shareholders:
  From net investment income:
    Class A ...........................................          (766,916)          (997,501)
    Class B ...........................................        (7,349,084)       (13,385,811)
  From net realized gain on investments:
    Class A ...........................................                --         (1,702,480)
    Class B ...........................................                --        (25,348,019)
                                                          ---------------    ---------------
      Total dividends and distributions to shareholders        (8,116,000)       (41,433,811)
                                                          ---------------    ---------------
Capital share transactions:
  Net proceeds from sale of shares:
    Class A ...........................................        24,078,838         63,597,398
    Class B ...........................................        78,125,160        191,433,792
  Net asset value of shares issued to shareholders
    in reinvestment of dividends and distributions:
    Class A ...........................................           376,682          2,679,639
    Class B ...........................................         3,737,459         37,951,434
                                                          ---------------    ---------------
                                                              106,318,139        295,662,263
  Cost of shares redeemed:
   Class A ............................................        (8,452,651)       (20,159,616)
   Class B ............................................       (81,958,880)      (135,617,553)
                                                          ---------------    ---------------
     Increase in net assets derived from
       capital share transactions .....................        15,906,608        139,885,094
                                                          ---------------    ---------------
     Net increase in net assets .......................       111,360,981        218,765,674

NET ASSETS:
Beginning of period ...................................     1,098,853,088        880,087,414
                                                          ---------------    ---------------
End of period .........................................   $ 1,210,214,069    $ 1,098,853,088
                                                          ===============    ===============
Accumulated undistributed net investment income .......   $       142,614    $            --
                                                          ===============    ===============

----------
*    Unaudited.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

                                                                                                     Class B
                                                                                      =========================================
                           Class A   Class B   Class A     Class B Class A    Class B September 1
                           =======   =======   =======     ======= =======    =======   through        Year ended August 31
                           Six months ended        Year ended          Year ended     December 31  ============================
                            June 30, 1997*      December 31, 1996   December 31, 1995    1994**     1994      1993        1992
                          ==================   =================== ==================    ======    ======    ======      ======
Net asset value at
  beginning of period...  $20.09      $20.10   $18.53       $18.53   $14.76    $14.76    $15.28    $15.42    $13.37      $13.89
                          ------      ------   ------       ------   ------    ------    ------    ------    ------      ------
Net investment income...    0.19        0.14     0.37         0.27     0.42      0.33      0.11      0.38      0.33        0.22
Net realized and
  unrealized gain (loss)
  on investments........    1.72        1.71     2.07         2.08     3.77      3.77     (0.52)    (0.02)     2.31        0.32
                          ------      ------   ------       ------   ------    ------    ------    ------    ------      ------
Total from investment
  operations............    1.91        1.85     2.44         2.35     4.19      4.10     (0.41)     0.36      2.64        0.54
                          ------      ------   ------       ------   ------    ------    ------    ------    ------      ------
Less dividends and
  distributions:
From net investment
  income................   (0.19)      (0.14)   (0.37)       (0.27)   (0.42)    (0.33)    (0.11)    (0.37)    (0.36)      (0.23)
From net realized gain
  on investments........      --          --    (0.51)       (0.51)      --        --        --     (0.13)    (0.23)      (0.83)
                          ------      ------   ------       ------   ------    ------    ------    ------    ------      ------
Total dividends and
  distributions.........   (0.19)      (0.14)   (0.88)       (0.78)   (0.42)    (0.33)    (0.11)    (0.50)    (0.59)      (1.06)
                          ------      ------   ------       ------   ------    ------    ------    ------    ------      ------
Net asset value at end
  of period.............  $21.81      $21.81   $20.09       $20.10   $18.53    $18.53    $14.76    $15.28    $15.42      $13.37
                          ======      ======   ======       ======   ======    ======    ======    ======    ======      ======
Total investment
  return (a)............    9.57%       9.27%   13.22%       12.73%   28.66%    27.96%    (2.65%)    2.41%    20.09%       3.96%
Ratios (to average
  net assets)/
   Supplemental Data:
     Net investment
      income............    1.88%+      1.42%+    1.9%         1.4%     2.5%      2.0%      2.5%+     2.5%      2.4%        1.7%
     Expenses...........    1.15%+      1.61%+    1.1%         1.6%     1.1%      1.7%      1.7%+     1.7%      1.8%        2.0%
Portfolio turnover rate       79%         79%     173%         173%     228%      228%       74%      273%      340%        316%
Average commission
  rate paid............. $0.0595  $   0.0595  $0.0599   $   0.0599         (b)       (b)       (b)       (b)       (b)         (b)
Net assets at end of
  period (in 000's)..... $92,244  $1,117,970  $68,975   $1,029,878  $19,206  $860,881  $648,725  $639,619  $486,959    $292,002

----------
*    Unaudited
**   The Fund changed its fiscal year end from August 31 to December 31.
+    Annualized.
(a) Total return is calculated exclusive of sales charges and is not annualized.
(b) Disclosure of amount required for fiscal years beginning on or after September 1, 1995.


The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Notes to Financial Statements (unaudited)


Note 1--Organization and Business:

The MainStay Funds were organized on January 9, 1986 as a Massachusetts Business Trust. The Trust is registered under the Investment Company Act of 1940, as amended, (the "Act") as an open-end management investment company and is comprised of fourteen funds. These financial statements and notes relate only to MainStay Total Return Fund (the "Fund").

The Fund currently offers two classes of shares. Class A shares, whose distributions commenced on January 3, 1995, are offered at net asset value per share plus an initial sales charge. Class B shares are offered without an initial sales charge, although a declining contingent deferred sales charge may be imposed on redemptions made within six years of purchase. Class A shares and Class B shares bear the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights and conditions except that the Class B shares are subject to higher distribution fee rates. Each class of shares bears distribution and/or service fee payments under a distribution plan pursuant to Rule 12b-1 under the Investment Company Act of 1940.

The Fund's investment objective is to realize current income consistent with reasonable opportunity for future growth of capital and income.


Note 2--Significant Accounting Policies:

The following is a summary of significant accounting policies followed by the
Fund:

Valuation of Fund Shares. The net asset value per share of each class of shares is calculated on each day the New York Stock Exchange (the "Exchange") is open for trading as of the close of regular trading on the Exchange. The net asset value per share of each class of shares is determined by taking the assets attributable to a class of shares, subtracting the liabilities attributable to that class, and dividing the result by the outstanding shares of that class.

Securities Valuation. Portfolio securities of the Fund are stated at value determined (a) by appraising common and preferred stocks which are traded on the New York Stock Exchange at the last sale price on that day or, if no sale occurs, at the mean between the closing bid and asked prices, (b) by appraising common and preferred stocks traded on other United States national securities exchanges or foreign securities exchanges as nearly as possible in the manner described in (a) by reference to their principal exchange, including the National Association of Securities Dealers National Market System, (c) by appraising over-the-counter securities quoted on the National Association of Securities Dealers NASDAQ system (but not listed on the National Market System) at the bid price supplied through such system, (d) by appraising over-the-counter securities not quoted on the NASDAQ system at prices supplied by the pricing agent or brokers selected by the Adviser, if these prices are deemed to be representative of market values at the regular close of business of the New York Stock Exchange, (e) by appraising debt securities at prices supplied by a pricing agent selected by the Adviser, whose prices reflect broker/dealer supplied valuations and electronic data processing techniques if those prices are deemed by the Adviser to be representative of market values at the regular close of

MainStay Total Return Fund


business of the New York Stock Exchange and (f) by appraising all other securities and other assets, including debt securities for which prices are supplied by a pricing agent but are not deemed by the Adviser to be representative of market values, but excluding money market instruments with a remaining maturity of sixty days or less and including restricted securities and securities for which no market quotations are available, at fair value in accordance with procedures approved by the Trustees. Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost if their term to maturity at purchase was 60 days or less, or by amortizing the difference between market value on the 61st day prior to maturity and value on maturity date if their original term to maturity at purchase exceeded 60 days.

Mortgage Dollar Rolls. The Fund enters into mortgage dollar roll transactions ("MDRs") for which it sells mortgage-backed securities ("MBS") from its portfolio to a counterparty from whom it simultaneously agrees to buy a similar security on a delayed delivery basis. The MDR transactions of the Fund are classified as purchase and sale transactions. The securities sold in connection with the MDRs are removed from the portfolio and a realized gain or loss is recognized. The securities the Fund has agreed to acquire are included at market value in the portfolio of investments and liability for such purchase commitments is included as payables for investments purchased. The Fund maintains a segregated account with its custodian containing securities from its portfolio having a value not less than the repurchase price, including accrued interest. MDR transactions involve certain risks, including the risk that the MBS returned to the Fund at the end of the roll, while substantially similar, could be inferior to what was initially sold to the counterparty.

Securities Lending. The Fund may lend its securities to broker-dealers and financial institutions. The loans are secured by collateral at least equal at all times to the market value of the securities loaned. The Fund may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities fail financially. The Fund receives compensation for lending its securities in the form of fees or it retains a portion of interest on the investment of any cash received as collateral. The Fund also continues to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no Federal income tax provision is required.

Investment income received by the Fund from foreign sources may be subject to foreign income taxes withheld at the source.

Dividends and Distributions to Shareholders. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends quarterly. Income dividends and capital gain distributions are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles.

Notes to Financial Statements (unaudited) continued


Security Transactions and Investment Income. The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method and include gains and losses from repayments of principal on mortgage backed securities. Dividend income is recognized on the ex-dividend date and interest income is accrued daily except when collection is not expected. Discounts on securities purchased for the Fund are accreted on the constant yield method over the life of the respective securities or, if applicable, over the period to the first call date.

Expenses. Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred except when allocations of direct expenses can otherwise fairly be made. The investment income and expenses (other than expenses incurred under the Distribution Plan) and realized and unrealized gains and losses on investments of the Fund are allocated to separate classes of shares based upon their relative net asset value on the date the income is earned or expenses and realized and unrealized gains and losses are incurred.

Use of Estimates. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.


Note 3--Fees and Related Party Policies:

Investment Advisory and Administration Fees. MacKay-Shields Financial Corporation ("MacKay-Shields") acts as investment adviser to the Fund under an Investment Advisory Agreement. MacKay-Shields is a registered investment adviser and an indirect wholly-owned subsidiary of New York Life Insurance Company ("New York Life"). NYLIFE Distributors Inc. ("NYLIFE Distributors"), an indirect wholly-owned subsidiary of New York Life, is the Administrator for the Fund.

The Trust, on behalf of the Fund, pays the Adviser and Administrator each a monthly fee for the services performed and facilities furnished at an annual rate of the Fund's average net assets of 0.32% on assets up to $500 million and 0.30% on assets in excess of $500 million.

Distribution and Service Fees. The Trust, on behalf of the Fund, has a Distribution Agreement with NYLIFE Distributors Inc. (the "Distributor"). The Fund, with respect to each class of shares, has adopted a Distribution Plan (the "Plan") in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Class A Plan, the Distributor receives payments from the Fund at an annual rate of 0.25% of the average daily net assets of the Fund's Class A shares, which is an expense of the Class A shares of the Fund for distribution or service activities as designated by the Distributor. Pursuant to the Class B Plan, the

MainStay Total Return Fund


Fund's Class B shares are subject to the payment of a monthly distribution fee, which is an expense of the Class B shares of the Fund, at the annual rate of 0.75% of the lesser of:

(a) the aggregate gross sales of the Fund's Class B shares since the inception of the Fund (not including reinvestment of dividends or capital gains distributions), less the aggregate net asset value of the Fund's Class B shares exchanged or redeemed since the Fund's inception upon which a contingent deferred sales charge has been imposed or upon which such charge has been waived; or (b) the average daily net assets of the Fund's Class B shares.

The Distribution Plan provides that the Class B shares of the Fund also incur a service fee at the annual rate of 0.25% of the average daily net asset value of the Class B shares of the Fund. Service fee as shown on the statement of operations represents the fees for both Class A shares and Class B shares.

The Plan provides that the distribution fee is payable to NYLIFE Distributors regardless of the amounts actually expended by NYLIFE Distributors for distribution of the Fund's shares and service activities.

NYLIFE Distributors anticipates that its actual distribution expenditures will substantially exceed the distribution fee received by it during the initial years of the operation of the Plan and that in later years its expenditures may be less than the distribution fee.

Sales Charges. The Fund was advised that the amount of sales charge on sales of Class A Fund shares retained by NYLIFE Distributors was $27,897 for the six months ended June 30, 1997. The Fund was also advised that NYLIFE Distributors retained contingent deferred sales charges on redemptions of Class B shares of $485,332 for the six months ended June 30, 1997.

Trustees Fees. Trustees, other than those affiliated with New York Life, MacKay-Shields, NYLIFE Distributors or NYLIFE Securities, are paid an annual fee of $40,000 and $1,000 for each Board and Audit Committee meeting attended plus reimbursement for travel and out-of-pocket expenses. The Trust allocates this expense in proportion to the net assets of the respective Funds.

Other. NYLIFE Distributors has received $93,511 for providing the Fund certain transfer agency services for the period January 1, 1997, through April 30, 1997. Effective May 1, 1997, MainStay Shareholder Services Inc. ("MSS"), an indirect wholly owned subsidiary of New York Life Insurance Company, was appointed Transfer, Dividend Disbursing and Shareholder Servicing Agent. MSS was paid $21,210 for services rendered May 1, 1997, through June 30, 1997.

Fees for the cost of legal services provided to the Fund by the Office of General Counsel of New York Life amounted to $19,239 for the six months ended June 30, 1997.

Notes to Financial Statements (unaudited) continued


Fees for recordkeeping services provided to the Fund by NYLIFE Distributors are charged to the Fund. The fee for the six months ended June 30, 1997, amounted to $70,391.


Note 4--Fund Securities Loaned:

At June 30, 1997, the Total Return Fund had portfolio securities with a fair market value of $83,210,518 on loan to broker-dealers and government securities dealers. With respect to these securities loaned, the Fund received collateral with a fair market value of $86,479,169.


Note 5--Purchases and Sales of Securities (in 000's):

During the six months ended June 30, 1997, purchases and sales of U.S. Government securities, other than short-term securities, were $536,709 and $501,321, respectively. Purchases and sales of securities, other than U.S. Government securities, securities subject to repurchase transactions and short-term securities, were $356,512 and $384,002, respectively.


Note 6--Capital Share Transactions (in 000's):

                                                                        Six months ended         Year ended
                                                                         June 30, 1997*       December 31, 1996
                                                                        =================     =================
                                                                        Class A   Class B     Class A   Class B
                                                                        =======   =======     =======   =======
Shares sold .........................................................    1,189      3,795      3,241      9,841
Shares issued in reinvestment of dividends and distributions ........       19        192        170      1,889
                                                                         -----      -----      -----     ------
                                                                         1,208      3,987      3,411     11,730
Shares redeemed .....................................................     (412)    (3,985)    (1,015)    (6,942)
                                                                         -----      -----      -----     ------
Net increase ........................................................      796          2      2,396      4,788
                                                                         =====      =====      =====     ======

----------
* Unaudited.

The MainStay Funds

GROWTH FUNDS
------------------------------------------------------------------------------------------------------------------------------------
FUND                          RISK/REWARD         HOW IT INVESTS                          CHOOSE THIS FUND IF...
------------------------------------------------------------------------------------------------------------------------------------
                            [Horizontal bar       Invests primarily in common stocks      You want your investments to grow
Capital Appreciation Fund   graph indicating      of companies in expanding markets       and are willing to accept a higher
                            risk/reward of        with strong growth potential            level of risk for higher return potential
                            Fund]
------------------------------------------------------------------------------------------------------------------------------------

                            [Horizontal bar       Invests in a portfolio that tracks      You seek a conservative way to partici-
Equity Index Fund           graph indicating      the makeup and returns of the           pate in the growth potential of stocks+
                            risk/reward of        S&P 500*
                            Fund]
------------------------------------------------------------------------------------------------------------------------------------

                            [Horizontal bar       Offers broad diversification into       You prefer the higher return potential
INTERNATIONAL EQUITY FUND   graph indicating      international stock markets with        of international equities or want to
                            risk/reward of        an emphasis on risk control             add diversification to your domestic
                            Fund]                                                         investments++
------------------------------------------------------------------------------------------------------------------------------------

GROWTH & INCOME FUNDS
------------------------------------------------------------------------------------------------------------------------------------
FUND                          RISK/REWARD         HOW IT INVESTS                          CHOOSE THIS FUND IF...
------------------------------------------------------------------------------------------------------------------------------------
Convertible Fund            [Horizontal bar       Invests in convertible securities for   You want income from securities that
                            graph indicating      a special blend of long-term growth     may offer growth potential if converted
As of 6/2/97, this Fund     risk/reward of        potential and dividend income           into common stock
was closed to new           Fund]
investors.
------------------------------------------------------------------------------------------------------------------------------------

                            [Horizontal bar       Balances current income with growth     You seek a combination of income and
TOTAL RETURN FUND           graph indicating      opportunities by investing in stocks,   growth potential and want to manage
                            risk/reward of        bonds, and money market instruments     risk through diversification
                            Fund]
------------------------------------------------------------------------------------------------------------------------------------

                            [Horizontal bar       Seeks undervalued stocks with           You seek to maximize total return from
 Value Fund                 graph indicating      attractive dividends and a stimulus     securities which may have more poten-
                            risk/reward of        for positive change                     tial than the market currently sees
                            Fund]
------------------------------------------------------------------------------------------------------------------------------------

* The S&P 500 is an unmanaged index and is considered to be generally representative of the U.S. stock market. The MainStay Funds are neither sponsored by nor affiliated with Standard & Poor's.

+ The original investment is guaranteed provided it is held for 10 years with all dividend and capital gain distributions reinvested. If shares are redeemed prior to or after the one-day guarantee date, the investor loses the benefit of the guarantee with respect to those shares.

++ Investments in foreign securities may be subject to greater risks than domestic investments. These risks include currency fluctuations, changes in U.S. or foreign tax or currency laws, and changes in monetary policies and economic and political conditions in foreign countries.

(S) While individual securities owned by the Government Fund may be guaranteed by the U.S. government and its agencies, the share price of the Fund is not guaranteed and will fluctuate with market conditions.

||   Certain of the Fund's investments may be speculative.

# Investments in the Money Market Fund are neither insured nor guaranteed by the U.S. government and there is no assurance that the Fund will be able to maintain a stable net asset value of $1.00 per share; investment returns will vary with market conditions.

** A small portion of the Fund's income may be subject to state and local taxes and the Alternative Minimum Tax. Capital gains, if any, may also be taxed.

INCOME FUNDS

------------------------------------------------------------------------------------------------------------------------------------
FUND                          RISK/REWARD         HOW IT INVESTS                          CHOOSE THIS FUND IF...
------------------------------------------------------------------------------------------------------------------------------------
                            [Horizontal bar       Seeks a high level of current income    You are seeking to combine high
Government Fund             graph indicating      consistent with safety of principal     current income and safety of principal
                            risk/reward of        primarily from U.S. government
                            Fund]                 securities(S)
------------------------------------------------------------------------------------------------------------------------------------

                            [Horizontal bar       An aggressive high-yield bond           You want to maximize
High Yield                  graph indicating      fund that is actively managed for       and can accept the higher risk of
Corporate Bond Fund         risk/reward of        maximum current income||                securities with high yield potential
                            Fund]
------------------------------------------------------------------------------------------------------------------------------------

                            [Horizontal bar       Seeks high current yields and           You prefer the higher return potential
International Bond Fund     graph indicating      competitive total return from non-      of international bonds or want to
                            risk/reward of        U.S. bonds with an emphasis on          add diversification to your domestic
                            Fund]                 risk control                            investments++
------------------------------------------------------------------------------------------------------------------------------------

                            [Horizontal bar       Seeks to provide current income,        You are averse to risk or want to earn
Money Market Fund           graph indicating      stability of principal, and liquidity,  competitive yields on cash you're plan-
                            risk/reward of        with free checkwriting#                 ning to spend or invest in the near future
                            Fund]
------------------------------------------------------------------------------------------------------------------------------------

                            [Horizontal bar       Seeks current income and competi-       You seek to combine the return potential
Strategic Income Fund       graph indicating      tive overall return by investing in     of high-grade, high-yield,|| and inter-
                            risk/reward of        a diversified portfolio of domestic     national bonds and want to manage risk
                            Fund]                 and foreign debt securities++           through multimarket diversification
------------------------------------------------------------------------------------------------------------------------------------


TAX-FREE INCOME FUNDS
------------------------------------------------------------------------------------------------------------------------------------
FUND                          RISK/REWARD         HOW IT INVESTS                          CHOOSE THIS FUND IF...
------------------------------------------------------------------------------------------------------------------------------------
                            [Horizontal bar       Seeks high current income exempt        You are a California resident and want to
California Tax Free Fund    graph indicating      from both federal and California        keep more of what you earn by invest-
                            risk/reward of        income taxes consistent with            ing for income that's double tax free**
                            Fund]                 preservation of capital**
------------------------------------------------------------------------------------------------------------------------------------

                            [Horizontal bar       Seeks high current income exempt        You are a New York State or City resident
New York Tax Free Fund      graph indicating      from federal, New York State, and       and want to keep more of what you earn
                            risk/reward of        New York City income taxes consis-      with income that's double or triple tax
                            Fund]                 tent with preservation of capital**     free**
------------------------------------------------------------------------------------------------------------------------------------

                            [Horizontal bar       Seeks high current income exempt        You are in a high federal income tax
Tax Free Bond Fund          graph indicating      from regular federal income tax con-    bracket or want to pay less of your
                            risk/reward of        sistent with preservation of capital**  investment income to  the IRS
                            Fund]
------------------------------------------------------------------------------------------------------------------------------------

A word about risk and reward

The "thermometers" in the tables above show how much risk the investor must assume and the related return potential. Generally speaking, investments with higher return potential also carry higher risks. So, the longer the indicator bar, the higher the risk and reward potential of the Fund.

The prospectus contains information on advisory fees, other expenses, and share classes. Please read it carefully before you invest or send any money. Shares must be offered in the investor's state of residence.

--------------------------------------------------------------------------------
                                    MAINSTAY
                                        Total Return Fund
--------------------------------------------------------------------------------

                                   [GRAPHIC]

                                        Semiannual Report

                                        June 30, 1997

                                        Unaudited

                                 [LOGO] MAINSTAY (R)
                                        FUNDS



                               OFFICERS & TRUSTEES

             Alice T. Kane     Chairperson and Trustee
             Walter W. Ubl     President, Chief Executive Officer, and Trustee
           Edward J. Hogan     Trustee
             Harry G. Hohn     Trustee
  Nancy Maginnes Kissinger     Trustee
          Terry L. Lierman     Trustee
       Donald E. Nickelson     Trustee
            Donald K. Ross     Trustee
       Richard S. Trutanic     Trustee
        Jefferson C. Boyce     Senior Vice President
          Anthony W. Polis     Chief Financial Officer
        Richard W. Zuccaro     Tax Vice President
       A. Thomas Smith III     Secretary

                              Dechert Price & Rhoads
                                  Legal Counsel


[LOGO] MAINSTAY(R) FUNDS


NYLIFE Distributors Inc.
Morris Corporate Center, Building A
300 Interpace Parkway
Parsippany, New Jersey 07054
Administrator & Distributor of The MainStay Funds

http://www.mainstayfunds.com

NYLIFE Distributors Inc., member NASD, is an indirect wholly owned subsidiary of New York Life Insurance Company.

[LOGO] NEW YORK LIFE

This report is provided for the information of shareholders of the MainStay Total Return Fund. It may be given to others only when preceded or accompanied by an effective MainStay Funds prospectus. This report does not offer to sell any securities or solicit orders to buy them.

(C)1997. All rights reserved.                                       MSSA15-08/97
[GRAPHIC]

Table of Contents

Chairperson's Letter                                                           2

MainStay Value Fund Highlights                                                 4

$10,000 Invested in the MainStay
Value Fund versus S&P 500 and
Inflation--Class A & Class B Shares                                            5

Portfolio Management Discussion and Analysis                                   6

Year-by-Year & Six-Month Performance                                           7

Diversification by Industry--Top 5                                             8

Portfolio Composition                                                          9

Returns & Lipper Rankings                                                     10

Top 10 Equity Holdings                                                        11

10 Largest Purchases                                                          11

10 Largest Sales                                                              11

Portfolio of Investments                                                      12

Unaudited Financial Statements                                                15

Notes to Financial Statements                                                 19

The MainStay Funds                                                            24

--------------------------------------------------------------------------------
[GRAPHIC]

Chairperson's Letter

After a remarkable six-year period of expansion, the U.S. economy continued to grow throughout the first half of 1997. For most investors, the overall impact was positive, but there were some rough seas along the way.

As the stock market made gains early in the year, concerns about the possibility of impending inflation brought increased price volatility. In late March, the Federal Reserve Board moved to raise interest rates in an effort to slow economic growth. Although this preemptive strike helped keep inflation in check, the initial reaction from both the stock and bond markets was negative. As a result, bond prices faltered and stocks tumbled more than 9% from their peak before both markets began to stabilize.

As employment figures, earnings estimates, and other indicators began to suggest that economic growth was slowing in the second quarter, the stock market not only recovered lost ground, but soared to record highs. With higher valuations, however, the market became increasingly volatile, reacting severely to any news that could signal a shift in buying patterns or interest rates.

Positive performance, emerging concerns

Despite the volatility, domestic stock and bond markets closed the first half of 1997 with positive returns. While Malaysia and Singapore had negative results, most international markets performed well. Given these results, many investors are once again celebrating their good fortune. The underlying volatility, however, should serve to remind us that the level of growth we've enjoyed for more than six years is not typical market behavior.

Certainly no one can predict what will happen next, so it's important to keep recent performance in perspective. We believe that having realistic expectations, as well as a long-range plan and diversified investments can help you work toward achieving your goals, wherever the markets may move.


Solid team approach

At MainStay(R), we believe our risk-averse approach can help provide reassurance to many investors, particularly in uncertain times. Each MainStay Fund is managed by a team of experienced professionals who employ disciplined investment strategies to seek competitive returns with careful attention to downside risk. Our team approach offers investors a combination of experience, insight, and market perspective that few individuals could provide on their own. It also helps provide important checks and balances in security selection, market evaluation, and overall accountability.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Our Fund managers believe that strong companies tend to get stronger in up markets and perform better than average when the markets go down. Using selection criteria appropriate to the individual Funds they manage, they may look for specific catalysts that are likely to stimulate growth, enhance value, or increase yield without taking on unnecessary risk.


Looking forward

As we move into the second half of 1997, we expect that an intensified focus on inflation, interest rates, and corporate earnings will account for much of the momentum driving the market. Regardless of how events unfold, you can be confident that we will hold true to our disciplined management approach.

At MainStay, we believe that having a close relationship with your Registered Representative is one of the best ways to keep your long-term focus in any market environment. Therefore, we urge you to speak with your Registered Representative regularly--whether the market happens to be up or down--so he or she can understand your needs and help keep you on a steady course.

While we've seen positive results for the first half of the year, we remain somewhat cautious. Whatever the future brings, we'll continue to provide the information, service, and support you can consider when making decisions--and the prudent management you depend on to pursue your long-range goals.

Sincerely,

/s/ Alice T. Kane

Alice T. Kane
July 1997


--------------------------------------------------------------------------------

MainStay Value Fund Highlights

                                MARKET HIGHLIGHTS
                         FOR THE 6 MONTHS ENDED 6/30/97
--------------------------------------------------------------------------------

o The stock market started the year on a strong note, then dropped during a five-week period in March and early April, finally recovering to record highs.

o The greatest gains were among a small number of large-capitalization issues, which experienced large inflows from foreign institutional investors.

o Interest-rate sensitive issues reacted severely to rising interest rates but outperformed the market in the second quarter.
--------------------------------------------------------------------------------



                             FUND HIGHLIGHTS FOR THE
                      6- AND 12-MONTH PERIODS ENDED 6/30/97
--------------------------------------------------------------------------------

o One-year total returns of 25.90% and 25.25% for Class A shares and Class B shares, respectively, excluding all sales charges, as of 6/30/97.

o Interest-rate sensitive stocks, particularly insurance companies, were among the Fund's strongest performers.

o Both share classes underperformed the average Lipper* growth and income fund for the six months ended 6/30/97.
--------------------------------------------------------------------------------


----------
* See footnote + and table on page 10 for more information on Lipper Analytical Services, Inc.

$10,000 Invested in the MainStay
Value Fund versus S&P 500
and Inflation


CLASS A SHARES
 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

Period-end    MainStay Value Fund          S&P 500*               Inflation+
----------    -------------------          --------               ----------
5/1/86            $ 9,450.00              $10,000.00              $10,000.00
 12/86            $ 8,551.31              $10,518.00              $10,193.00
 12/87            $ 8,331.40              $11,070.00              $10,644.00
 12/88            $ 9,673.68              $12,903.00              $11,113.00
 12/89            $11,741.80              $16,983.00              $11,629.00
 12/90            $11,031.80              $16,457.00              $12,355.00
 12/91            $15,583.00              $21,460.00              $12,724.00
 12/92            $18,625.10              $23,093.00              $13,100.00
 12/93            $21,148.20              $25,412.00              $13,459.00
 12/94            $21,102.10              $25,747.00              $13,809.00
 12/95            $27,166.10              $35,412.00              $14,168.00
 12/96            $33,099.00              $43,536.00              $14,637.00
  6/97            $36,671.00              $52,512.00              $14,738.00


CLASS B SHARES
 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

Period-end    MainStay Value Fund          S&P 500*               Inflation+
----------    -------------------          --------               ----------
5/1/86            $10,000.00              $10,000.00              $10,000.00
 12/86            $ 9,049.00              $10,518.00              $10,193.00
 12/87            $ 8,816.30              $11,070.00              $10,644.00
 12/88            $10,236.70              $12,903.00              $11,113.00
 12/89            $12,425.20              $16,983.00              $11,629.00
 12/90            $11,673.90              $16,457.00              $12,355.00
 12/91            $16,490.00              $21,460.00              $12,724.00
 12/92            $19,709.10              $23,093.00              $13,100.00
 12/93            $22,379.10              $25,412.00              $13,459.00
 12/94            $22,330.30              $25,747.00              $13,809.00
 12/95            $28,585.00              $35,412.00              $14,168.00
 12/96            $34,620.00              $43,536.00              $14,637.00
  6/97            $38,272.00              $52,512.00              $14,738.00


----------
     The Class A graph assumes an initial investment of $10,000 made on 5/1/86 reflecting the effect of the 5.5% maximum up-front sales charge, thereby reducing the amount of the investment to $9,450 and includes the historical performance of the Class B shares for periods from inception (5/1/86) through 12/31/94. The Class B graph assumes an initial investment of $10,000 made on 5/1/86. Returns shown do not reflect the Contingent Deferred Sales Charge (CDSC), as it would not apply for the period shown. All results include reinvestment of distributions at net asset value and the change in share price for the stated period. Past performance is no guarantee of future results.

* "Standard & Poor's 500 Composite Stock Price Index" and "S&P 500" are registered trademarks of Standard & Poor's. The S&P 500 is an unmanaged index and is considered to be generally representative of the U.S. stock market. Results assume the reinvestment of all income and capital gain distributions.

+ Inflation is represented by the Consumer Price Index (CPI), which is a commonly used measure of the rate of inflation and shows the changes in the cost of selected goods. It does not represent an investment return.

[GRAPHIC]

Portfolio Management Discussion and Analysis


The first half of 1997 was a dynamic and volatile period in the stock market. Carrying momentum from the fourth quarter of 1996, equities rose early in the year. Then in March and April, in anticipation and reaction to the Federal Reserve Board's move to increase interest rates, the market declined 9.8% in a sharp correction. As economic growth slowed, the ensuing recovery brought
      ----------
unexpected stock price gains, led by a small number of large-capitalization
                                                             --------------
issues. Foreign institutional investors contributed to the rally by pouring money into large and liquid issues.

Although most investors anticipated a correction, the speed and magnitude of the recovery appeared to dramatically shorten traditional investment cycles.
                                                      -----------------

During the reporting period, the equity markets were highly volatile, with daily gains or losses of 100 points or more being common, making this one of the most volatile periods in recent history. Even so, there were some strong value sectors--most notably interest-rate sensitive issues--that performed well on an absolute and relative basis over the first half of 1997.

Given this context, how did the MainStay Value Fund do over the first half of 1997?

For the six months ended 6/30/97, the MainStay Value Fund returned 10.79% and 10.55% for Class A shares and Class B shares, respectively, excluding all sales charges. While these returns are close to the historical averages for an entire year, both share classes lagged the average Lipper* growth and income fund, which returned 15.52% for the same period.

What were the primary reasons for the Fund's underperformance?

During the first half of the year, much of the return in the S&P 500+ came from a small number of large-capitalization stocks that did not fit the Fund's investment profile. The Fund is geared towards companies with low price-to-earnings (P/E) and low price to cash flow ratios. More specifically,
-----------------               -------------------------
the value stocks we emphasized ranged from $7.5 billion to $15 billion in market capitalization, in sharp contrast to the market's preference for stocks with market capitalizations in excess of $20 billion. As a result, the Fund was automatically excluded from participating in a large part of what made the market rise.

How did your disciplines help investors?

Using our strict, bottom-up stock selection process, we had identified
                  ---------
interest-rate sensitive issues, particularly insurance companies, as an area that offered potentially outstanding value. While this sector was hit hard during the correction, its recovery in the second quarter provided good returns
                           --------
for the Fund.

Which insurance and financial issues did well?

There were several. Travelers was up 40%,++ American International Group advanced 38%, and NationsBank rose 34%. Allstate and Chubb each provided returns over 25%, and Transamerica gained 19%. We purchased Transamerica throughout much of the first and second quarters of the year.

[GRAPHIC]


Correction
----------
A shift in security prices that brings them more in line with historically appropriate levels.


Capitalization
--------------
The amount of outstanding equity a company has issued. Companies may vary greatly in the amount of equity capital they have raised, and their capitalization may change with new issues or stock repurchases.


Investment cycle
----------------
The time it takes for a market to expand and contract, or move from current levels to new highs and new lows.


Price-to-earnings ratio
-----------------------
The price of a stock divided by its earnings per share.

----------
* See footnote and table on page 10 for more information on Lipper Analytical Services, Inc.

+    See page 5 for more information on the S&P 500.

++ Returns reflect performance during the period securities were held in the Fund.

YEAR-BY-YEAR & SIX-MONTH PERFORMANCE

 [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR GRAPH IN THE PRINTED MATERIAL.]

Period-end                                Total Return %
-----------                               --------------
12/86                                        -9.51
12/87                                        -2.57
12/88                                        16.11
12/89                                        21.38
12/90                                        -6.05
12/91                                        41.26
12/92                                        19.52
12/93                                        13.55
12/94                                        -0.22
12/95                                        28.74 Class A
12/95                                        28.01 Class B
12/96                                        21.84 Class A
12/96                                        21.11 Class B
 6/97                                        10.79 Class A
 6/97                                        10.55 Class B

----------
Returns are for Class B shares unless otherwise noted. See footnote * on page 10 for more information on performance.

The company was actively restructuring, auctioning off subsidiaries that didn't fit its core business, and providing direct incentives for managers to improve stock performance. We look for these kinds of catalysts to identify value.


What other major decisions did you make during the reporting period?

We selectively increased the Fund's positions in basic materials companies. We believe auto-related and paper stocks are two of the most undervalued sectors, and we have increased our holdings there. In general, these economically sensitive sectors underperformed the broad market averages in the first half of 1997.


What happened in the basic materials sector?

Basic materials stocks such as paper and chemicals suffered from continued poor pricing, coming off of 1996 with high inventories. Also, fertilizer stocks (i.e. Agrium and IMC Global) were hurt from poor planting conditions related to bad weather.

Late last year you began buying utilities. What happened in that area?

We continued to purchase utilities as the Fund's proprietary valuation criteria showed they had high potential. The Fund is currently slightly overweighted in
                                                               ------------
this sector and we may continue to strengthen the Fund's utility positions in the future. We believe there are many opportunities among aggressive utilities that can take advantage of deregulation.

While the utility sector underperformed during the first half of 1997, we see strong future potential in names like LILCO and PECO Energy. PECO, for example, is actively repurchasing shares. Niagara Mohawk was an underperformer. On the other hand, Brooklyn Union Gas saw the same potential we did in Long Island Lighting (LILCO)and offered to merge with the company, which contributed positively to the Fund's performance.


What other significant purchases did you make?

Columbia/HCA, a health care company, was the Fund's largest purchase during the

[GRAPHIC]


Price to cash flow ratio
------------------------
The relationship between the price of a stock and the amount of free cash flow the company is able to generate.


Bottom-up investing
-------------------
Security selection based on the specific fundamental merits of individual issues. The opposite of "top-down" investing, which starts with general economic trends, compares market sectors, and uses relative security values to narrow the range of issues to examine.


Recovery
--------
A market recovery refers to a rise in security prices that were formerly depressed. An economic recovery refers to a general improvement in formerly weak fundamentals underlying a country's gross domestic product.

DIVERSIFICATION BY INDUSTRY--TOP 5 AS OF 6/30/97

 [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

Industry                                Percentage
--------------------------------------------------
Banks                                        7.5%
Retail                                       6.7%
Utilities-Electric                           6.1%
Chemicals                                    5.8%
Health Care                                  5.8%
All Other                                   68.1%

----------
Actual percentages will vary over time.


reporting period. We began investing for the Fund after the stock corrected sharply. The company owns hospitals and has consistent growth with high free cash flow, and has other characteristics that we believe are attractive within our investment framework. After we purchased the stock for the Fund, the company announced a one billion dollar share repurchase.

We also bought Banc One when, after acquiring First USA, it became the lowest price-to-earnings (P/E) and lowest price to cash flow stock in the entire financial services sector.


Were there other significant purchases?

Toys "R" Us was an excellent value story. We bought the stock based on its low P/E and substantial free cash flow. The company has dynamic product flow due to the biggest lineup of blockbuster movies in recent years. The stock was up around 20% through 6/30/97.


What about sales during the first half of the year?

Conrail was sold when it was acquired by CSX and Norfolk Southern at a price substantially higher than what the Fund paid for its shares. This contributed positively to performance.

Xerox appreciated over 52% in the first six months of 1997, and according to the Fund's management disciplines, we started cutting back on the Fund's position.

Philip Morris was another position we cut back on. Given the rising multiples of the stock and the uncertainties faced by the company, we reduced the Fund's holdings just before the March correction.


Which of the Fund's securities didn't do well?

We switched out of Stone Container and into Georgia-Pacific where we saw a better risk/reward tradeoff. Humana, a health care company, was the Fund's largest sale.

[GRAPHIC]

Weighting
---------
The proportion of a portfolio allocated to a specific security or sector, i.e., a fund is said to be overweighted in a sector when that portion of the portfolio is greater than the sector's general relationship to the market as a whole.

We had expected a faster turnaround, and took advantage of a recovery in the stock price as a selling opportunity.

Were there other stocks that underperformed in the Fund?

Areas of weakness included energy-related stocks due to lower oil and natural gas prices (Unocal, Occidental, MAPCO, and Seagull Energy). However, we believe this group appears significantly undervalued based upon discount to transaction value and we expect a consolidation theme to unfold over the next 6-12 months. As we mentioned earlier, agriculture-related stocks experienced a continued setback due to weather-related conditions.

How is the Fund currently positioned?

Right now, the Fund is overweighted in consumer cyclicals, materials processing, utilities, and transportation, and underweighted in health care and consumer staples.

What risks do you see on the horizon?

The biggest risk lies in valuation overall--with stock prices now selling at or near historical valuation highs, investors are anticipating a continuation of the current ideal investment environment. Any disappointment on the inflation front and/or in corporate earnings could lead to further downside price volatility.


Denis Laplaige
Jeffrey A. Simon
Portfolio Managers



PORTFOLIO COMPOSITION AS OF 6/30/97

 [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

                                                      Percentage
----------------------------------------------------------------
Common Stocks                                          91.4%
Preferred Stocks                                        0.7%
Cash, Eqivalents & Other Assets, less Libilities        7.9%

----------
Actual percentages will vary over time.

[GRAPHIC]

Returns & Lipper Rankings as of 6/30/97

Fund average annual total returns*
--------------------------------------------------------------------------------
                                                                  Life of Fund
                      1 year          5 years        10 years    through 6/30/97
Class A               25.90%          17.18%         13.63%           12.90%
Class B               25.25%          16.85%         13.47%           12.76%
--------------------------------------------------------------------------------
Fund SEC returns*
--------------------------------------------------------------------------------

                                                                  Life of Fund
                      1 year          5 years        10 years    through 6/30/97
Class A               18.97%          15.86%         12.99%            12.33%
Class B               20.25%          16.64%         13.47%            12.76%
--------------------------------------------------------------------------------
Fund Lipper+ rankings & Lipper category returns as of 6/30/97
--------------------------------------------------------------------------------

                                                                  Life of Fund
                      1 year          5 years        10 years    through 6/30/97
Class A               405 out of      n/a            n/a              n/a
                      547 funds

Class B               424 out of      134 out of      39 out of       79 out of
                      547 funds       216 funds      127 funds        111 funds

Average Lipper
growth and
income fund           28.07%          17.25%         12.67%           13.20%
--------------------------------------------------------------------------------
Fund per share net asset values & distributions for the six months ended 6/30/97
--------------------------------------------------------------------------------
                     NAV 6/30/97               Income            Capital Gains
Class A               $22.40                   $0.1278              $0.0000
Class B               $22.38                   $0.0786              $0.0000
--------------------------------------------------------------------------------

----------
* Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that upon redemption, shares may be worth more or less than their original cost. Total returns shown are based on NAV and assume no deduction for CDSC or applicable sales charges. In compliance with SEC guidelines, SEC returns include the maximum sales charge and show the percentage change for each of the required periods. All returns assume capital gain and dividend distributions are reinvested.

     Class A shares, first offered to the public on 1/3/95, are sold with a maximum initial sales charge of 5.5% and an annual 12b-1 fee of .25%. Performance figures for this class include the historical performance of the Class B shares for periods from inception (5/1/86) up to 12/31/94. Performance data for the two classes after this date vary based on differences in their expense structures. Class B shares of the Fund are sold with no initial sales charge, but are subject to a maximum CDSC of up to 5% if shares are redeemed during the first 6 years of purchase and an annual 12b-1 fee of up to 1%.

+ Lipper Analytical Services, Inc. is an independent monitor of mutual fund performance. Its rankings are based on total returns with capital gains and dividends reinvested. Results do not reflect any deduction of sales charges. Lipper averages listed above are not class specific. Life of Fund return is from the period of the Class B shares' initial offering through 6/30/97. The Fund's Class A shares were first offered to the public on 1/3/95; Class B shares on 5/1/86.


[GRAPHIC]
10

Top 10 Equity Holdings as of 6/30/97

HOLDING                                                                AMOUNT
--------------------------------------------------------------------------------
Tenneco Inc.                                                         $32,923,612
Columbia/HCA Healthcare Corp.                                         30,840,656
Banc One Corp.                                                        28,432,812
Time Warner Inc.                                                      26,344,500
International Business Machines Corp.                                 26,136,337
Toys "R" Us, Inc.                                                     26,124,000
Xerox Corp.                                                           24,372,375
Allstate Corp. (The)                                                  23,877,570
Aetna Inc.                                                            23,679,338
IMC Global Inc.                                                       21,840,000
--------------------------------------------------------------------------------

10 Largest Purchases for the six months ended 6/30/97
SECURITY                                                      AMOUNT OF PURCHASE
--------------------------------------------------------------------------------
Columbia/HCA Healthcare Corp.                                        $26,693,558
Banc One Corp.                                                        25,979,441
Time Warner Inc.                                                      25,525,500
Foundation Health Systems, Inc.                                       21,493,575
Toys "R" Us, Inc.                                                     21,067,549
PG&E Corp.                                                            20,229,412
Transamerica Corp.                                                    19,059,553
Owens-Illinois Inc.                                                   18,365,093
Pinnacle West Capital Corp.                                           17,738,237
Georgia-Pacific Corp.                                                 17,513,488
--------------------------------------------------------------------------------

10 Largest Sales for the six months ended 6/30/97
SECURITY                                                          AMOUNT OF SALE
--------------------------------------------------------------------------------
Humana Inc.                                                          $23,676,895
Elf Aquitaine ADR                                                     18,945,190
WellPoint Health Networks Inc.                                        17,740,815
Xerox Corp.                                                           16,525,825
Conrail Inc.                                                          16,066,352
PanEnergy Corp.                                                       15,586,856
Philip Morris Cos.                                                    15,296,238
Armstrong World Industries, Inc.                                      14,945,312
International Business Machines Corp.                                 14,634,747
Chubb Corp.                                                           12,561,258
--------------------------------------------------------------------------------

[GRAPHIC]

---------
This breakdown is provided for informational purposes only. The Fund's holdings may change daily. All purchases and sales are aggregated by issuer. A shareholder owns shares of the Fund but does not own a direct interest in any of the specific securities listed. Short-term securities are excluded. See Portfolio of Investments for specific type of security held.

MainStay Value Fund

                                                        Shares         Value
                                                      ==========================
COMMON STOCKS (91.4%)+

AEROSPACE/DEFENSE ELECTRONICS (0.8%)
Litton Industries, Inc. (a) ..................          225,800   $   10,908,963
                                                                  --------------

AIRLINES (1.4%)
AMR Corp. (a) ................................          204,300       18,897,750
                                                                  --------------

AUTO MANUFACTURING (2.7%)
Ford Motor Co. ...............................          550,700       20,788,925
General Motors Corp. .........................          259,100       14,428,631
                                                                  --------------
                                                                      35,217,556
                                                                  --------------

AUTO PARTS (2.8%)
Echlin Inc. ..................................          575,300       20,710,800
Mark IV Industries, Inc. .....................          649,845       15,596,280
                                                                  --------------
                                                                      36,307,080
                                                                  --------------

BANKS (7.5%)
Banc One Corp. ...............................          587,000       28,432,812
Bankers Trust New York Corp. .................          158,000       13,746,000
Chase Manhattan Corp. ........................          153,000       14,850,563
NationsBank Corp. ............................          227,386       14,666,397
PNC Bank Corp. ...............................          341,200       14,202,450
Wells Fargo & Co. ............................           47,200       12,720,400
                                                                  --------------
                                                                      98,618,622
                                                                  --------------

CAPITAL GOODS (2.7%)
Case Corp. ...................................          165,100       11,371,263
Xerox Corp. ..................................          309,000       24,372,375
                                                                  --------------
                                                                      35,743,638
                                                                  --------------

CHEMICALS (5.8%)
Agrium Inc. ..................................        1,064,500       12,241,750
Dow Chemical Co. .............................          149,800       13,051,325
Georgia Gulf Corp. ...........................          471,700       13,708,781
IMC Global Inc. ..............................          624,000       21,840,000
Imperial Chemical Industries,
  PLC ADR (b) ................................           66,100        3,759,438
PPG Industries, Inc. .........................          208,000       12,090,000
                                                                  --------------
                                                                      76,691,294
                                                                  --------------

COMPUTERS & OFFICE EQUIPMENT (2.1%)
Lexmark International Group, Inc.
  Class A (a) ................................          430,200       13,067,325
Storage Technology Corp. (a) .................          314,000       13,973,000
                                                                  --------------
                                                                      27,040,325
                                                                  --------------

----------
+  Percentages indicated are based on Fund net assets.

                                                        Shares         Value
                                                      ==========================
CONGLOMERATES (3.4%)
American Standard Cos. Inc. (a) ..............          265,200   $   11,867,700
Tenneco Inc. .................................          728,600       32,923,612
                                                                  --------------
                                                                      44,791,312
                                                                  --------------


CONTAINERS (1.5%)
Owens-Illinois Inc. (a) ......................          647,800       20,081,800
                                                                  --------------


DOMESTIC OIL (4.1%)
Amerada Hess Corp. ...........................           92,100        5,117,306
Louisiana Land & Exploration Co.
  (The) ......................................          239,200       13,664,300
Noble Affiliates, Inc. .......................          185,500        7,176,531
Parker & Parsley Petroleum Co. ...............          259,000        9,162,125
Unocal Corp. .................................          495,400       19,227,713
                                                                  --------------
                                                                      54,347,975
                                                                  --------------


ENERGY (3.5%)
Coastal Corp. (The) ..........................          308,300       16,397,706
MAPCO Inc. ...................................          493,400       15,542,100
Seagull Energy Corp. (a) .....................          770,400       13,482,000
                                                                  --------------
                                                                      45,421,806
                                                                  --------------


FINANCE (3.2%)
Transamerica Corp. ...........................          226,000       21,145,125
Travelers Group Inc. .........................          328,957       20,744,851
                                                                  --------------
                                                                      41,889,976
                                                                  --------------


FOOD (1.0%)
IBP, Inc. ....................................          541,700       12,594,525
                                                                  --------------


FOOD, BEVERAGES & TOBACCO (3.9%)
Philip Morris Cos. ...........................          386,100       17,133,187
RJR Nabisco Holdings Corp. ...................          575,700       18,998,100
UST Inc. .....................................          561,100       15,570,525
                                                                  --------------
                                                                      51,701,812
                                                                  --------------


HEALTH CARE (5.8%)
Aetna Inc. ...................................          231,300       23,679,338
Columbia/HCA Healthcare Corp. ................          784,500       30,840,656
Foundation Health Systems, Inc. (a) ..........          692,400       20,988,375
                                                                  --------------
                                                                      75,508,369
                                                                  --------------


HOUSEHOLD PRODUCTS (2.0%)
Premark International, Inc. ..................          521,000       13,936,750
Tupperware Corp. .............................          346,500       12,647,250
                                                                  --------------
                                                                      26,584,000
                                                                  --------------

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Portfolio of Investments June 30, 1997 (unaudited)

                                                        Shares         Value
                                                      ==========================
COMMON STOCKS (Continued)


INSURANCE (5.6%)
Allstate Corp. (The) .........................          327,090   $   23,877,570
American International Group, Inc. ...........          142,950       21,353,156
Chubb Corp. ..................................          245,100       16,391,063
Equitable Cos., Inc. (The) ...................          345,700       11,494,525
                                                                  --------------
                                                                      73,116,314
                                                                  --------------


INTERNATIONAL OIL (2.4%)
British Petroleum Co., PLC ADR (b) ...........          188,000       14,076,500
Occidental Petroleum Corp. ...................          696,800       17,463,550
                                                                  --------------
                                                                      31,540,050
                                                                  --------------


PAPER & FOREST PRODUCTS (4.8%)
Bowater Inc. .................................          403,700       18,671,125
Chesapeake Corp. .............................          255,900        8,636,625
Georgia-Pacific Corp. ........................          230,100       19,644,788
Rayonier Inc. ................................          216,950        9,125,459
Temple-Inland Inc. ...........................          126,000        6,804,000
                                                                  --------------
                                                                      62,881,997
                                                                  --------------


RAILROADS (4.1%)
CSX Corp. ....................................          318,200       17,660,100
Illinois Central Corp. .......................          462,450       16,156,847
Union Pacific Corp. ..........................          282,900       19,944,450
                                                                  --------------
                                                                      53,761,397
                                                                  --------------


RECREATION & ENTERTAINMENT (2.0%)
Time Warner Inc. .............................          546,000       26,344,500
                                                                  --------------


RETAIL (6.7%)
Dillard's Inc. ...............................          236,000        8,171,500
Federated Department Stores,
  Inc. (a) ...................................          593,200       20,613,700
Great Atlantic & Pacific Tea Co.,
  Inc. (The) .................................          215,000        5,845,313
Kroger Co. (a) ...............................          471,800       13,682,200
Penney (J.C.) Co., Inc. ......................          246,700       12,874,656
Toys "R" Us, Inc. (a) ........................          746,400       26,124,000
                                                                  --------------
                                                                      87,311,369
                                                                  --------------


TECHNOLOGY (2.0%)
International Business Machines
  Corp. ......................................          289,800       26,136,337
                                                                  --------------

                                                        Shares         Value
                                                      ==========================
TEXTILE & APPAREL (1.9%)
Burlington Industries, Inc. (a) ..............          459,700   $    5,516,400
Fruit of the Loom, Inc. Class A (a) ..........          108,400        3,360,400
Reebok International Ltd. ....................          348,000       16,269,000
                                                                  --------------
                                                                      25,145,800
                                                                  --------------


TIRE & RUBBER (1.4%)
Goodyear Tire & Rubber Co. (The) .............          279,300       17,683,181
                                                                  --------------


TRANSPORTATION (0.2%)
Arkansas Best Corp. (a) ......................          338,000        3,084,250
                                                                  --------------


UTILITIES-ELECTRIC (6.1%)
GPU, Inc. ....................................          230,700        8,276,362
Long Island Lighting Co. .....................          763,000       17,549,000
Niagara Mohawk Power Corp. (a) ...............          953,100        8,160,919
PECO Energy Co. ..............................          674,200       14,158,200
PG&E Corp. ...................................          892,500       21,643,125
Pinnacle West Capital Corp. ..................          318,600        9,577,913
                                                                  --------------
                                                                      79,365,519
                                                                  --------------
Total Common Stocks
  (Cost $986,208,168) ........................                     1,198,717,517
                                                                  --------------


PREFERRED STOCKS (0.7%)


DOMESTIC OIL (0.1%)
Parker & Parsley Capital LLC
  6.25% (c) ..................................           27,000        1,707,750
                                                                  --------------


INTERNATIONAL OIL (0.6%)
Occidental Petroleum Corp.
  $3.875 (c) .................................          130,000        7,605,000
                                                                  --------------
Total Preferred Stocks
  (Cost $8,393,375) ..........................                         9,312,750
                                                                  --------------

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay Value Fund

                                               Principal
                                                 Amount            Value
                                             ================================
SHORT-TERM INVESTMENTS (7.3%)


COMMERCIAL PAPER (7.3%)
Beneficial Corp.
  5.50%, due 7/3/97 ......................   $    9,284,000    $    9,284,000
General Electric Co.
  5.67%, due 7/7/97 ......................       30,755,000        30,755,000
Norwest Corp.
  5.51%, due 7/1/97 ......................       31,042,000        31,042,000
Prudential Funding Corp.
  5.53%, due 7/2/97 ......................       24,091,000        24,091,000
                                                               --------------
Total Short-Term Investments
  (Cost $95,172,000) .....................                         95,172,000
                                                               --------------
Total Investments
  (Cost $1,089,773,543) (d) ..............             99.4%    1,303,202,267(e)
Cash and Other Assets,
  Less Liabilities .......................              0.6         8,422,946
                                             --------------    --------------
Net Assets ...............................            100.0%   $1,311,625,213
                                             ==============    ==============

-----------
(a)  Non-income producing securities.
(b)  ADR--American Depository Receipt.
(c)  May be sold to institutional investors only.
(d)  The cost for Federal income tax purposes is $1,089,815,282.
(e) At June 30, 1997, net unrealized appreciation was $213,386,985, based on cost for Federal income tax purposes. This consisted of aggregate gross unrealized appreciation for all investments on which there was an excess of market value over cost of $227,152,373 and aggregate gross unrealized depreciation for all investments on which there was an excess of cost over market value of $13,765,388.



The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of June 30, 1997 (unaudited)

ASSETS:
Investment in securities, at value (identified cost $1,089,773,543) ..........................................   $1,303,202,267
Cash .........................................................................................................              881
Receivables:
  Investment securities sold .................................................................................       47,499,239
  Dividends and interest .....................................................................................        3,171,316
  Fund shares sold ...........................................................................................        2,209,773
                                                                                                                 --------------
   Total assets ..............................................................................................    1,356,083,476
                                                                                                                 --------------
LIABILITIES:
Payables:
  Investment securities purchased ............................................................................       39,712,047
  NYLIFE Distributors ........................................................................................        1,040,829
  Fund shares redeemed .......................................................................................          623,409
  Adviser ....................................................................................................          303,651
  Transfer agent .............................................................................................          271,552
  Custodian ..................................................................................................           14,830
  Trustees ...................................................................................................            6,493
Accrued expenses .............................................................................................          197,650
Dividend payable .............................................................................................        2,287,802
                                                                                                                 --------------
   Total liabilities .........................................................................................       44,458,263
                                                                                                                 --------------
Net assets ...................................................................................................   $1,311,625,213
                                                                                                                 ==============
COMPOSITION OF NET ASSETS:
Shares of beneficial interest outstanding (par value of $.01 per share) unlimited number of shares authorized:
  Class A ....................................................................................................   $       43,274
  Class B ....................................................................................................          542,645
Additional paid-in capital ...................................................................................      979,437,554
Accumulated undistributed net investment income ..............................................................            9,161
Accumulated undistributed net realized gain on investments ...................................................      118,163,855
Net unrealized appreciation on investments ...................................................................      213,428,724
                                                                                                                 --------------
Net assets ...................................................................................................   $1,311,625,213
                                                                                                                 ==============
CLASS A
Net assets applicable to outstanding shares ..................................................................   $   96,916,835
                                                                                                                 ==============
Shares of beneficial interest outstanding ....................................................................        4,327,374
                                                                                                                 ==============
Net asset value per share outstanding ........................................................................   $        22.40
Maximum sales charge (5.50% of offering price) ...............................................................             1.30
                                                                                                                 --------------
Maximum offering price per share outstanding .................................................................   $        23.70
                                                                                                                 ==============
CLASS B
Net assets applicable to outstanding shares ..................................................................   $1,214,708,378
                                                                                                                 ==============

Shares of beneficial interest outstanding ....................................................................       54,264,492
                                                                                                                 ==============
Net asset value and offering price per share outstanding .....................................................   $        22.38
                                                                                                                 ==============


The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the six months ended June 30, 1997 (unaudited)

INVESTMENT INCOME:
Income:
  Dividends (a) ..............................................      $ 12,074,804
  Interest ...................................................         1,782,219
                                                                    ------------
   Total income ..............................................        13,857,023
                                                                    ------------
Expenses:
  Distribution--Class B ......................................         2,615,632
  Administration .............................................         1,687,817
  Advisory ...................................................         1,687,817
  Service ....................................................         1,467,147
  Transfer agent .............................................         1,347,976
  Shareholder communication ..................................           147,826
  Recordkeeping ..............................................            72,770
  Custodian ..................................................            69,243
  Registration ...............................................            66,794
  Professional ...............................................            40,721
  Trustees ...................................................            15,216
  Miscellaneous ..............................................             8,492
                                                                    ------------
   Total expenses ............................................         9,227,451
                                                                    ------------
Net investment income ........................................         4,629,572
                                                                    ------------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
Net realized gain on investments .............................        97,757,515
Net change in unrealized appreciation on investments .........        19,514,835
                                                                    ------------
Net realized and unrealized gain on investments ..............       117,272,350
                                                                    ------------
Net increase in net assets resulting from operations .........      $121,901,922
                                                                    ============

----------
(a)    Dividends recorded net of foreign withholding taxes of $35,207.



The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Changes in Net Assets

                                                                                                     Six months
                                                                                                        ended          Year ended
                                                                                                       June 30,       December 31,
                                                                                                         1997*            1996
                                                                                                    ==============   ==============
INCREASE IN NET ASSETS:
Operations:
  Net investment income ..........................................................................  $    4,629,572   $    9,701,611
  Net realized gain on investments ...............................................................      97,757,515       92,855,281
  Net change in unrealized appreciation on investments ...........................................      19,514,835       75,689,305
                                                                                                    --------------   --------------
  Net increase in net assets resulting from operations ...........................................     121,901,922      178,246,197
                                                                                                    --------------   --------------
Dividends and distributions to shareholders:
  From net investment income:
   Class A .......................................................................................        (539,438)        (748,274)

   Class B .......................................................................................      (4,195,993)      (8,838,317)

  From net realized gain on investments:
   Class A .......................................................................................              --       (5,171,720)

   Class B .......................................................................................              --      (73,072,126)

                                                                                                    --------------   --------------
     Total dividends and distributions to shareholders ...........................................      (4,735,431)     (87,830,437)

                                                                                                    --------------   --------------
Capital share transactions:
  Net proceeds from sale of shares:
   Class A .......................................................................................      26,956,245       54,270,033
   Class B .......................................................................................     163,181,103      263,788,646
  Net asset value of shares issued to shareholders in reinvestment of dividends and distributions:
   Class A .......................................................................................         261,461        5,840,804
   Class B .......................................................................................       2,123,302       80,291,437
                                                                                                    --------------   --------------
                                                                                                       192,522,111      404,190,920
  Cost of shares redeemed:
   Class A .......................................................................................     (11,886,194)     (16,170,142)

   Class B .......................................................................................     (78,743,737)    (119,967,686)

                                                                                                    --------------   --------------
     Increase in net assets derived from capital share transactions ..............................     101,892,180      268,053,092
                                                                                                    --------------   --------------
     Net increase in net assets ..................................................................     219,058,671      358,468,852
NET ASSETS:
Beginning of period ..............................................................................   1,092,566,542      734,097,690
                                                                                                    --------------   --------------
End of period ....................................................................................  $1,311,625,213   $1,092,566,542
                                                                                                    ==============   ==============
Accumulated undistributed net investment income ..................................................  $        9,161   $      115,020
                                                                                                    ==============   ==============

----------
*    Unaudited.


The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios


                                 Class A         Class B           Class A        Class B            Class A         Class B
                              =============   =============    ===============  =============     =============  ===============
                                     Six months ended                    Year ended                          Year ended
                                       June 30, 1997*                December 31, 1996                   December 31, 1995
                              =============================    ==============================     ==============================
Net asset value at
  beginning of period .....          $20.34          $20.32             $18.25         $18.25            $14.66           $14.66
                              -------------   -------------    ---------------  -------------     -------------  ---------------
Net investment income .....            0.13            0.08               0.30           0.20              0.29             0.19
Net realized and
  unrealized gain (loss)
  on investments ..........            2.06            2.06               3.66           3.64              3.91             3.91
                              -------------   -------------    ---------------  -------------     -------------  ---------------
Total from investment
  operations ..............            2.19            2.14               3.96           3.84              4.20             4.10
                              -------------   -------------    ---------------  -------------     -------------  ---------------
Less dividends and
  distributions:
From net investment
  income ..................           (0.13)          (0.08)             (0.30)         (0.20)            (0.29)           (0.19)
From net realized gain on
  investments .............              --              --              (1.57)         (1.57)            (0.32)           (0.32)
                              -------------   -------------    ---------------  -------------     -------------  ---------------
Total dividends and
  distributions ...........           (0.13)          (0.08)             (1.87)         (1.77)            (0.61)           (0.51)
                              -------------   -------------    ---------------  -------------     -------------  ---------------
Net asset value at end
  of period ...............          $22.40          $22.38             $20.34         $20.32            $18.25           $18.25
                              =============   =============    ===============  =============     =============  ===============
Total investment return (a)           10.79%          10.55%             21.84%         21.11%            28.74%           28.01%
Ratios (to average
  net assets)/
  Supplemental Data:
   Net investment
     income ...............            1.23%+          0.75%+              1.6%           1.1%              1.5%             0.9%
   Expenses ...............            1.13%+          1.61%+              1.1%           1.6%              1.2%             1.8%
Portfolio turnover rate ...              36%             36%                47%            47%               48%              48%
Average commission
  rate paid ...............         $0.0595         $0.0595            $0.0595        $0.0595               (b)              (b)
Net assets at end of
  period (in 000's) .......         $96,917      $1,214,708            $73,259     $1,019,307           $25,258         $708,840


                                                        Class B
                            ================================================================
                              September 1
                                through                    Year ended August 31
                               December 31   ===============================================
                                  1994**           1994           1993            1992
                            ===============  =============== =============== ===============
Net asset value at
  beginning of period .....          $16.30           $15.90          $13.82          $13.27
                            ---------------  --------------- --------------- ---------------
Net investment income .....            0.04             0.06            0.07            0.12
Net realized and
  unrealized gain (loss)
  on investments ..........           (1.03)            1.04            3.40            1.64
                            ---------------  --------------- --------------- ---------------
Total from investment
  operations ..............           (0.99)            1.10            3.47            1.76
                            ---------------  --------------- --------------- ---------------
Less dividends and
  distributions:
From net investment
  income ..................           (0.03)           (0.06)          (0.10)          (0.09)
From net realized gain on
  investments .............           (0.62)           (0.64)          (1.29)          (1.12)
                            ---------------  --------------- --------------- ---------------
Total dividends and
  distributions ...........           (0.65)           (0.70)          (1.39)          (1.21)
                            ---------------  --------------- --------------- ---------------
Net asset value at end
  of period ...............          $14.66           $16.30          $15.90          $13.82
                            ===============  =============== =============== ===============
Total investment return (a)           (6.03%)           7.26%          26.58%          14.82%
Ratios (to average
  net assets)/
  Supplemental Data:
   Net investment
     income ...............             0.8%+            0.5%            0.5%            0.8%
   Expenses ...............             1.8%+            1.9%            1.9%            1.9%
Portfolio turnover rate ...              11%              53%             77%            145%
Average commission
  rate paid ...............             (b)              (b)             (b)             (b)
Net assets at end of
  period (in 000's) .......        $472,365         $449,789        $226,524         $77,877



---------
*    Unaudited
**   The Fund changed its fiscal year end from August 31 to December 31.
+    Annualized.
(a) Total return is calculated exclusive of sales charges and is not annualized.
(b) Disclosure of amount required for fiscal years beginning on or after September 1, 1995.


The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Notes to Financial Statements (unaudited)


Note 1--Organization and Business:

The MainStay Funds were organized on January 9, 1986 as a Massachusetts Business Trust. The Trust is registered under the Investment Company Act of 1940, as amended, (the "Act") as an open-end management investment company and is comprised of fourteen funds. These financial statements and notes relate only to MainStay Value Fund (the "Fund").

The Fund currently offers two classes of shares. Class A shares, whose distribution commenced on January 3, 1995, are offered at net asset value per share plus an initial sales charge. Class B shares are offered without an initial sales charge, although a declining contingent deferred sales charge may be imposed on redemptions made within six years of purchase. Class A shares and Class B shares bear the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights and conditions except that the Class B shares are subject to higher distribution fee rates. Each class of shares bears distribution and/or service fee payments under a distribution plan pursuant to Rule 12b-1 under the Investment Company Act of 1940.

The Fund's investment objective is to realize maximum long-term total return from a combination of capital growth and income.


Note 2--Significant Accounting Policies:

The following is a summary of significant accounting policies followed by the
Fund:

Valuation of Fund Shares. The net asset value per share of each class of shares is calculated on each day the New York Stock Exchange (the "Exchange") is open for trading as of the close of regular trading on the Exchange. The net asset value per share of each class of shares is determined by taking the assets attributable to a class of shares, subtracting the liabilities attributable to that class, and dividing the result by the outstanding shares of that class.

Securities Valuation. Portfolio securities of the Fund are stated at value determined (a) by appraising common and preferred stocks which are traded on the New York Stock Exchange at the last sale price on that day or, if no sale occurs, at the mean between the closing bid and asked prices, (b) by appraising common and preferred stocks traded on other United States national securities exchanges or foreign securities exchanges as nearly as possible in the manner described in (a) by reference to their principal exchange, including the National Association of Securities Dealers National Market System, (c) by appraising over-the-counter securities quoted on the National Association of Securities Dealers NASDAQ system (but not listed on the National Market System) at the bid price supplied through such system, (d) by appraising over-the-counter securities not quoted on the NASDAQ system at prices supplied by the pricing agent or brokers selected by the Adviser, if these prices are deemed to be representative of market values at the regular close of business of the New York Stock Exchange. Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost if their term to maturity at purchase was 60 days or less, or by amortizing the difference between market value

MainStay Value Fund


on the 61st day prior to maturity and value on maturity date if their original term to maturity at purchase exceeded 60 days.

Events affecting the values of certain portfolio securities that occur between the close of trading on the principal market for such securities (foreign exchanges and over-the-counter markets) and the regular close of the New York Stock Exchange will not be reflected in the Fund's calculation of net asset value unless the Adviser believes that the particular event would materially affect net asset value, in which case an adjustment would be made.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no Federal income tax provision is required.

Investment income received by the Fund from foreign sources may be subject to foreign income taxes withheld at the source.

Dividends and Distributions to Shareholders. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends quarterly. Income dividends and capital gain distributions are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles.

Security Transactions and Investment Income. The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date and interest income is accrued daily.

Expenses. Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred except when allocations of direct expenses can otherwise fairly be made. The investment income and expenses (other than expenses incurred under the Distribution Plan) and realized and unrealized gains and losses on investments of the Fund are allocated to separate classes of shares based upon their relative net asset value on the date the income is earned or expenses and realized and unrealized gains and losses are incurred.

Use of Estimates. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Notes to Financial Statements (unaudited) continued


Note 3--Fees and Related Party Policies:

Investment Advisory and Administration Fees. MacKay-Shields Financial Corporation ("MacKay-Shields") acts as investment adviser to the Fund under an Investment Advisory Agreement. MacKay-Shields is a registered investment adviser and an indirect wholly-owned subsidiary of New York Life Insurance Company ("New York Life"). NYLIFE Distributors Inc. ("NYLIFE Distributors"), an indirect wholly-owned subsidiary of New York Life, is the Administrator for the Fund.

The Trust, on behalf of the Fund, pays the Adviser and Administrator each a monthly fee for the services performed and the facilities furnished at an annual rate of the Fund's average daily net assets of 0.36% on assets up to $200 million, 0.325% on assets from $200 million to $500 million and 0.25% on assets in excess of $500 million.

Distribution and Service Fees. The Trust, on behalf of the Fund, has a Distribution Agreement with NYLIFE Distributors Inc. (the "Distributor"). The Fund, with respect to each class of shares, has adopted a Distribution Plan (the "Plan") in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Class A Plan, the Distributor receives payments from the Fund at an annual rate of 0.25% of the average daily net assets of the Fund's Class A shares, which is an expense of the Class A shares of the Fund for distribution or service activities as designated by the Distributor. Pursuant to the Class B Plan, the Fund's Class B shares are subject to the payment of a monthly distribution fee, which is an expense of the Class B shares of the Fund, at the annual rate of 0.75% of the lesser of:

(a) the aggregate gross sales of the Fund's Class B shares since the inception of the Fund (not including reinvestment of dividends or capital gains distributions), less the aggregate net asset value of the Fund's Class B shares exchanged or redeemed since the Fund's inception upon which a contingent deferred sales charge has been imposed or upon which such charge has been waived; or (b) the average daily net assets of the Fund's Class B shares.

The Distribution Plan provides that the Class B shares of the Fund also incur a service fee at the annual rate of 0.25% of the average daily net asset value of the Class B shares of the Fund. Service fee as shown on the statement of operations represents the fees for both Class A shares and Class B shares.

The Plan provides that the distribution fee is payable to NYLIFE Distributors regardless of the amounts actually expended by NYLIFE Distributors for distribution of the Fund's shares and service activities.

NYLIFE Distributors anticipates that its actual distribution expenditures will substantially exceed the distribution fee received by it during the initial years of the operation of the Plan and that in later years its expenditures may be less than the distribution fee.

Sales Charges. The Fund was advised that the amount of sales charge on sales of Class A Fund shares retained by NYLIFE Distributors was $59,426 for the six months ended June 30, 1997. The Fund was also

MainStay Value Fund


advised that NYLIFE Distributors retained contingent deferred sales charges on redemptions of Class B shares of $468,607 for the six months ended June 30, 1997.

Trustees Fees. Trustees, other than those affiliated with New York Life, MacKay-Shields, NYLIFE Distributors or NYLIFE Securities, are paid an annual fee of $40,000 and $1,000 for each Board and Audit Committee meeting attended plus reimbursement for travel and out-of-pocket expenses. The Trust allocates this expense in proportion to the net assets of the respective Funds.

Other. NYLIFE Distributors has received $96,851 for providing the Fund certain transfer agency services for the period January 1, 1997, through April 30, 1997. Effective May 1, 1997, MainStay Shareholder Services Inc. ("MSS"), an indirect wholly owned subsidiary of New York Life Insurance Company, was appointed Transfer, Dividend Disbursing and Shareholder Servicing Agent. MSS was paid $22,909 for services rendered May 1, 1997, through June 30, 1997.

Fees for the cost of legal services provided to the Fund by the Office of General Counsel of New York Life amounted to $19,719 for the six months ended June 30, 1997.

Fees for recordkeeping services provided to the Fund by NYLIFE Distributors are charged to the Fund. The fee for the six months ended June 30, 1997, amounted to $72,770.


Note 4--Purchases and Sales of Securities (in 000's):

During the six months ended June 30, 1997, purchases and sales of securities, other than U.S. Government securities, securities subject to repurchase transactions and short-term securities, were $460,478 and $395,881, respectively.


Note 5--Capital Share Transactions (in 000's):

                                                                                         Year ended
                                                                Six months ended        December 31,
                                                                 June 30, 1997*            1996
                                                               ==================    ==================
                                                               Class A    Class B    Class A    Class B
                                                               =======    =======    =======    =======
Shares sold ................................................     1,279      7,762      2,750     13,467
Shares issued in reinvestment of dividends and distributions        13        105        287      3,942
                                                               -------    -------    -------    -------
                                                                 1,292      7,867      3,037     17,409
Shares redeemed ............................................      (568)    (3,755)      (818)    (6,103)
                                                               -------    -------    -------    -------
Net increase ...............................................       724      4,112      2,219     11,306
                                                               =======    =======    =======    =======

---------
*    Unaudited.

                       This page intentionally left blank

The MainStay Funds

GROWTH FUNDS
------------------------------------------------------------------------------------------------------------------------------------
FUND                          RISK/REWARD         HOW IT INVESTS                          CHOOSE THIS FUND IF...
------------------------------------------------------------------------------------------------------------------------------------
                           [Horizontal bar        Invests primarily in common stocks      You want your investments to grow
Capital Appreciation Fund  graph indicating       of companies in expanding markets       and are willing to accept a higher
                           risk/reward of         with strong growth potential            level of risk for higher return potential
                           Fund]
------------------------------------------------------------------------------------------------------------------------------------

                           [Horizontal bar        Invests in a portfolio that tracks      You seek a conservative way to partici-
Equity Index Fund          graph indicating       the makeup and returns of the           pate in the growth potential of stocks+
                           risk/reward of         S&P 500*
                           Fund]
------------------------------------------------------------------------------------------------------------------------------------

                           [Horizontal bar        Offers broad diversification into       You prefer the higher return potential
International Equity Fund  graph indicating       international stock markets with        of international equities or want to
                           risk/reward of         an emphasis on risk control             add diversification to your domestic
                           Fund]                                                          investments++
------------------------------------------------------------------------------------------------------------------------------------

GROWTH & INCOME FUNDS
------------------------------------------------------------------------------------------------------------------------------------
FUND                          RISK/REWARD         HOW IT INVESTS                          CHOOSE THIS FUND IF...
------------------------------------------------------------------------------------------------------------------------------------
Convertible Fund           [Horizontal bar        Invests in convertible securities for   You want income from securities that
As of 6/2/97, this Fund    graph indicating       a special blend of long-term growth     may offer growth potential if converted
was closed to new          risk/reward of         potential and dividend income           into common stock
investors.                 Fund]
------------------------------------------------------------------------------------------------------------------------------------

                           [Horizontal bar        Balances current income with growth     You seek a combination of income and
Total Return Fund          graph indicating       opportunities by investing in stocks,   growth potential and want to manage
                           risk/reward of         bonds, and money market instruments     risk through diversification
                           Fund]
------------------------------------------------------------------------------------------------------------------------------------

                           [Horizontal bar        Seeks undervalued stocks with           You seek to maximize total return from
VALUE FUND                 graph indicating       attractive dividends and a stimulus     securities which may have more poten-
                           risk/reward of         for positive change                     tial than the market currently sees
                           Fund]
------------------------------------------------------------------------------------------------------------------------------------


* The S&P 500 is an unmanaged index and is considered to be generally representative of the U.S. stock market. The MainStay Funds are neither sponsored by nor affiliated with Standard & Poor's.

+ The original investment is guaranteed provided it is held for 10 years with all dividend and capital gain distributions reinvested. If shares are redeemed prior to or after the one-day guarantee date, the investor loses the benefit of the guarantee with respect to those shares.

++ Investments in foreign securities may be subject to greater risks than domestic investments. These risks include currency fluctuations, changes in U.S. or foreign tax or currency laws, and changes in monetary policies and economic and political conditions in foreign countries.

(S) While individual securities owned by the Government Fund may be guaranteed by the U.S. government and its agencies, the share price of the Fund is not guaranteed and will fluctuate with market conditions.

||   Certain of the Fund's investments may be speculative.

# Investments in the Money Market Fund are neither insured nor guaranteed by the U.S. government and there is no assurance that the Fund will be able to maintain a stable net asset value of $1.00 per share; investment returns will vary with market conditions.

** A small portion of the Fund's income may be subject to state and local taxes and the Alternative Minimum Tax. Capital gains, if any, may also be taxed.

INCOME FUNDS
------------------------------------------------------------------------------------------------------------------------------------
FUND                          RISK/REWARD         HOW IT INVESTS                          CHOOSE THIS FUND IF...
------------------------------------------------------------------------------------------------------------------------------------
                            [Horizontal bar       Seeks a high level of current income    You are seeking to combine high
Government Fund             graph indicating      consistent with safety of principal     current income and safety of principal
                            risk/reward of        primarily from U.S. government
                            Fund]                 securities(S)
------------------------------------------------------------------------------------------------------------------------------------

High Yield                  [Horizontal bar       An aggressive high-yield bond           You want to maximize current income
Corporate Bond Fund         graph indicating      fund that is actively managed for       and can accept the higher risk of
                            risk/reward of        maximum current income||                securities with high yield potential
                            Fund]
------------------------------------------------------------------------------------------------------------------------------------

                            [Horizontal bar       Seeks high current yields and           You prefer the higher return potential
International Bond Fund     graph indicating      competitive total return from non-      of international bonds or want to
                            risk/reward of        U.S. bonds with an emphasis on          add diversification to your domestic
                            Fund]                 risk control                            investments++
------------------------------------------------------------------------------------------------------------------------------------

                            [Horizontal bar       Seeks to provide current income,        You are averse to risk or want to earn
Money Market Fund           graph indicating      stability of principal, and liquidity,  competitive yields on cash you're plan-
                            risk/reward of        with free checkwriting#                 ning to spend or invest in the near future
                            Fund]
------------------------------------------------------------------------------------------------------------------------------------

                            [Horizontal bar       Seeks current income and competi-       You seek to combine the return potential
Strategic Income Fund       graph indicating      tive overall return by investing in     of high-grade, high-yield,||  and inter-
                            risk/reward of        a diversified portfolio of domestic     national bonds and want to manage risk
                            Fund]                 and foreign debt securities++           through multimarket diversification
------------------------------------------------------------------------------------------------------------------------------------

TAX-FREE INCOME FUNDS
------------------------------------------------------------------------------------------------------------------------------------
FUND                          RISK/REWARD         HOW IT INVESTS                          CHOOSE THIS FUND IF...
------------------------------------------------------------------------------------------------------------------------------------

                            [Horizontal bar       Seeks high current income exempt        You are a California resident and want to
California Tax Free Fund    graph indicating      from both federal and California        keep more of what you earn by invest-
                            risk/reward of        income taxes consistent with            ing for income that's double tax free**
                            Fund]                 preservation of capital**
------------------------------------------------------------------------------------------------------------------------------------

                            [Horizontal bar       Seeks high current income exempt        You are a New York State or City resident
New York Tax Free Fund      graph indicating      from federal, New York State, and       and want to keep more of what you earn
                            risk/reward of        New York City income taxes consis-      with income that's double or triple tax
                            Fund]                 tent with preservation of capital**     free**
------------------------------------------------------------------------------------------------------------------------------------

                            [Horizontal bar       Seeks high current income exempt        You are in a high federal income tax
Tax Free Bond Fund          graph indicating      from regular federal income tax con-    bracket or want to pay less of your
                            risk/reward of        sistent with preservation of capital**  investment income to the IRS
                            Fund]
------------------------------------------------------------------------------------------------------------------------------------

A word about risk and reward

The "thermometers" in the tables above show how much risk the investor must assume and the related return potential. Generally speaking, investments with higher return potential also carry higher risks. So, the longer the indicator bar, the higher the risk and reward potential of the Fund.

The prospectus contains information on advisory fees, other expenses, and share classes. Please read it carefully before you invest or send any money. Shares must be offered in the investor's state of residence.

--------------------------------------------------------------------------------
                               MAINSTAY
                                  Value Fund
--------------------------------------------------------------------------------

                                   [GRAPHIC]


                                    Semiannual Report

                                    June 30, 1997

                                    Unaudited




                              [LOGO] MAINSTAY(R)
                                     FUNDS


                               OFFICERS & TRUSTEES

             Alice T. Kane     Chairperson and Trustee
             Walter W. Ubl     President, Chief Executive
                               Officer, and Trustee
           Edward J. Hogan     Trustee
             Harry G. Hohn     Trustee
  Nancy Maginnes Kissinger     Trustee
          Terry L. Lierman     Trustee
       Donald E. Nickelson     Trustee
            Donald K. Ross     Trustee
       Richard S. Trutanic     Trustee
        Jefferson C. Boyce     Senior Vice President
          Anthony W. Polis     Chief Financial Officer
        Richard W. Zuccaro     Tax Vice President
       A. Thomas Smith III     Secretary


                              Dechert Price & Rhoads
                                  Legal Counsel




[LOGO] MAINSTAY(R) FUNDS


NYLIFE Distributors Inc.
Morris Corporate Center, Building A
300 Interpace Parkway
Parsippany, New Jersey 07054
Administrator & Distributor of The MainStay Funds

http://www.mainstayfunds.com

NYLIFE Distributors Inc., member NASD, is an indirect wholly owned subsidiary of New York Life Insurance Company.

[LOGO] NEW YORK LIFE

This report is provided for the information of shareholders of the MainStay Value Fund. It may be given to others only when preceded or accompanied by an effective MainStay Funds prospectus. This report does not offer to sell any securities or solicit orders to buy them.

(C)1997. All rights reserved.                                       MSSA16-08/97
[GRAPHIC]

Table of Contents

Chairperson's Letter                                                           2

MainStay Strategic Income Fund Highlights                                      4

Portfolio Management Discussion and Analysis                                   5

Performance for the Period Ended 6/30/97                                       6

Diversification by Security Type                                               7

Portfolio Composition                                                          9

Fund & Lipper Returns                                                         10

Top 10 Holdings                                                               11

10 Largest Purchases                                                          12

10 Largest Sales                                                              12

Portfolio of Investments                                                      13

Unaudited Financial Statements                                                20

Notes to Financial Statements                                                 24

The MainStay Funds                                                            32

--------------------------------------------------------------------------------
[GRAPHIC]

Chairperson's Letter

After a remarkable six-year period of expansion, the U.S. economy continued to grow throughout the first half of 1997. For most investors, the overall impact was positive, but there were some rough seas along the way.

As the stock market made gains early in the year, concerns about the possibility of impending inflation brought increased price volatility. In late March, the Federal Reserve Board moved to raise interest rates in an effort to slow economic growth. Although this preemptive strike helped keep inflation in check, the initial reaction from both the stock and bond markets was negative. As a result, bond prices faltered and stocks tumbled more than 9% from their peak before both markets began to stabilize.

As employment figures, earnings estimates, and other indicators began to suggest that economic growth was slowing in the second quarter, the stock market not only recovered lost ground, but soared to record highs. With higher valuations, however, the market became increasingly volatile, reacting severely to any news that could signal a shift in buying patterns or interest rates.


Positive performance, emerging concerns

Despite the volatility, domestic stock and bond markets closed the first half of 1997 with positive returns. While Malaysia and Singapore had negative results, most international markets performed well. Given these results, many investors are once again celebrating their good fortune. The underlying volatility, however, should serve to remind us that the level of growth we've enjoyed for more than six years is not typical market behavior.

Certainly no one can predict what will happen next, so it's important to keep recent performance in perspective. We believe that having realistic expectations, as well as a long-range plan and diversified investments can help you work toward achieving your goals, wherever the markets may move.


Solid team approach

At MainStay(R), we believe our risk-averse approach can help provide reassurance to many investors, particularly in uncertain times. Each MainStay Fund is managed by a team of experienced professionals who employ disciplined investment strategies to seek competitive returns with careful attention to downside risk. Our team approach offers investors a combination of experience, insight, and market perspective that few individuals could provide on their own. It also helps provide important checks and balances in security selection, market evaluation, and overall accountability.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Our Fund managers believe that strong companies tend to get stronger in up markets and perform better than average when the markets go down. Using selection criteria appropriate to the individual Funds they manage, they may look for specific catalysts that are likely to stimulate growth, enhance value, or increase yield without taking on unnecessary risk.


Looking forward

As we move into the second half of 1997, we expect that an intensified focus on inflation, interest rates, and corporate earnings will account for much of the momentum driving the market. Regardless of how events unfold, you can be confident that we will hold true to our disciplined management approach.

At MainStay, we believe that having a close relationship with your Registered Representative is one of the best ways to keep your long-term focus in any market environment. Therefore, we urge you to speak with your Registered Representative regularly--whether the market happens to be up or down--so he or she can understand your needs and help keep you on a steady course.

While we've seen positive results for the first half of the year, we remain somewhat cautious. Whatever the future brings, we'll continue to provide the information, service, and support you can consider when making decisions--and the prudent management you depend on to pursue your long-range goals.

Sincerely,

/s/ Alice T. Kane

Alice T. Kane
July 1997

--------------------------------------------------------------------------------

MainStay Strategic Income Fund Highlights


                                MARKET HIGHLIGHTS
                          FOR THE PERIOD ENDED 6/30/97
--------------------------------------------------------------------------------

o Overall, bond markets were relatively calm around the world for the six-month period ended 6/30/97, benefiting from steady economic growth and relatively stable interest rates.

o High-yield bonds underperformed in March and April, but rallied strongly in May and June.

o U.S. bonds generally provided modest returns over the reporting period. While emerging market debt provided higher return opportunities, foreign market debt underperformed.

o Real rates of return--or returns after adjustments for local inflation--were generally higher in the United States than in other countries around the world.

--------------------------------------------------------------------------------


                                 FUND HIGHLIGHTS
                          FOR THE PERIOD ENDED 6/30/97
--------------------------------------------------------------------------------

o The MainStay Strategic Income Fund began operations on 2/28/97, with 40% of its assets allocated in domestic high-grade debt, 40% in international bonds, and 20% in high-yield securities.

o Several of the Fund's best performing securities were defensive convertible bonds which benefited from the strong equity market.

o All sectors in which the Fund invested contributed positively to the Fund's overall performance.

o From 2/28/97 through 6/30/97, the Fund returned 2.97% and 2.68% for Class A shares and Class B shares, respectively, excluding all sales charges--outperforming the average Lipper+ multisector income fund for the since-inception period.

--------------------------------------------------------------------------------

----------
+ See footnote + and table on page 10 for more information on Lipper Analytical Services, Inc.

Portfolio Management Discussion and Analysis


World bond markets were relatively calm during the reporting period. In the United States, a Federal Reserve Board move to raise interest rates at the end of March caused bond prices to decline temporarily. A slowing economy in the second quarter of 1997, however, led to a steady recovery. When local inflation was subtracted from bond returns, the United States tended to outperform most other nations.

High-yield bonds underperformed in March and April, but had strong gains in May and June of 1997. While emerging market debt provided higher return opportunities, foreign market debt underperformed. Overall results were positive in each of these key sectors, providing a solid backdrop for the introduction and initial investments of the MainStay Strategic Income Fund.


Given this context, how did the MainStay Strategic Income Fund perform for the period ending 6/30/97?

From its inception on 2/28/97 through 6/30/97, the MainStay Strategic Income Fund returned 2.97% and 2.68% for Class A shares and Class B shares, respectively, excluding all sales charges. Despite its brief history, the Fund modestly outperformed the average Lipper* multisector income fund, which returned 2.60% for the since-inception period.


What contributed the most to the Fund's outperformance?

We believe it was our asset allocation strategy. While we can't say for sure what other funds did, the Strategic Income Fund benefited in March and April from its underweighting in high-yield bonds. We looked for attractive
         --------------
international markets and opportunities in yield-enhancing domestic high-grade securities. The Fund also benefited from a number of convertible securities.


What was your strategy in domestic high-grade debt?

With interest rates moving very little during the reporting period, the Fund maintained a fairly neutral duration. While Treasuries offered positive returns,
                            --------
we believed there were few opportunities to enhance yield by moving up or down the yield curve. So instead, we concentrated on markets that offered attractive
    -----------
yield spreads to Treasuries, including corporate bonds, mortgage-backed
-------------
securities, collateralized mortgage obligations, asset-backed bonds, and low-balance loans, all of which contributed positively to performance. We also have done considerable research in Yankee bonds and found a number of attractive
                                   ------------
names among lower-rated investment-grade credits.


Where did you invest in the high-yield bond market?

We concentrated primarily on higher- quality, short-duration credits. With spreads to Treasuries at historically low levels, the advantages of lower-rated credits needed to be compelling to attract our attention. But in many cases, the compensation for taking on additional risk was not high enough for our standards.

[GRAPHIC]

Weighting
---------
The proportion of a portfolio allocated to a specific security or sector, i.e., a fund is said to be underweighted in a sector when that portion of the portfolio is smaller than the sector's general relationship to the market as a whole.

Duration
--------
A measure of average maturity, which adjusts for the time value of the payments investors will receive and which takes into account interest payments as well as principal payments. Duration is a better gauge of interest-rate sensitivity than average maturity alone.

Yield curve
-----------
When interest rates available from various short-, intermediate-, and long-term securities are plotted on a graph, the resulting line is known as a yield curve.

----------
* See footnote and table on page 10 for more information on Lipper Analytical Services, Inc.

PERFORMANCE FOR THE PERIOD ENDED 6/30/97
  [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

Period-end                         Total Return %
-------------------------------------------------
 6/97                                2.97 Class A
 6/97                                2.68 Class B

----------
See footnote * on page 10 for more information on performance.

While new issuance was much higher than the same period a year before, we found many new issues overpriced. So we turned our attention to the secondary market, where established liquidity and information flow could work in our favor. One of the Fund's top-performing securities was TCI Satellite Entertainment, which dramatically improved its cash flow with an equity offering, making its high-yield debt very attractive. The Fund realized a gain on the sale of these bonds, selling them for about a third more than the purchase price.


What happened in the international bond markets?

We were overweighted in the United Kingdom, which rallied significantly during the first half of 1997. The British government's decision to make the Bank of England an independent central bank, was the catalyst for a bond rally even when short-term interest rates rose. We think this is a positive sign that inflation can be controlled in the U.K. without forcing the economy into a recession. We also used diversified investments in core European countries such as Germany, France, Italy, and Spain and invested in Sweden as well. We also purchased Australian and New Zealand bonds which drew our attention as the central banks lowered interest rates. These bonds contributed positively to the Fund's performance.

Emerging markets, including Mexico, Argentina, Venezuela, and South Africa, were also strong performers, averaging about 400 basis points over U.S. Treasuries.
                                            ------------
Mexico and Argentina have come out of recession and are now quite strong. Venezuela is benefiting from an oil boom and the South African government has indicated that it may reduce interest rates in the near future, which we believe could have a positive effect on the Fund's investment portfolio. While these markets did very well, we intentionally kept the Fund's allocations to emerging markets small during the reporting period.


Is currency risk a big concern for the Fund?

Most of the Fund's international bonds are substantially hedged to reduce the
                                                         ------
potential

[GRAPHIC]

Yield spread
------------
The difference in yield between securities in different market sectors, such as high-yield securities and Treasury issues--or between different securities in a single sector, such as intermediate-term and short-term Treasury issues.

Yankee bonds
------------
Dollar-denominated bonds issued in the United States by foreign banks and corporations, usually when conditions in the U.S. are more favorable than in other markets, including the issuer's domestic market overseas.

Basis point
-----------
One hundredth of one percent in the yield of an investment, i.e., 100 basis points equals 1%.


Hedging/Currency management
---------------------------
An investment strategy that seeks to reduce the effects of currency fluctuations on investor returns. There can be no assurance that currency hedging will be beneficial to investors.

DIVERSIFICATION BY SECURITY TYPE AS OF 6/30/97
  [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

Type Of Security                                  Percentage
------------------------------------------------------------
Domestic Securities                                    42.1%
International Securities                               33.9%
High Yield Securities                                  17.8%
Cash, Equivalents & Other Assets, less Liabilities      6.2%

----------
Actual percentages will vary over time.


impact of shifting currency values. Of course, currency risk cannot be entirely eliminated and there can be no guarantee that hedging will be successful in managing currency risk.

Are there other areas where you had investment success?

We believed there were some attractive opportunities for the Fund among split-rated securities. These are securities that may receive different ratings from different rating agencies--perhaps BBB from one agency and BB from another. Since that can make a bond a hybrid between high-grade and high-yield, it may not be attractive to all investors. By doing our homework, we were able to identify value among these types of issues and buy some split-rated bonds that performed well. Of course, we have always stayed within prospectus guidelines.

Can you tell us more about the Fund's convertible investments?

After the Fund got underway, we allocated about 6% of its assets to convertible securities, split between the high-yield and domestic investment-grade portions which proved highly successful. Four of the five biggest contributors to the Fund's performance were convertible securities.

The Fund's best performer was a Bethlehem Steel convertible preferred stock that provided a 10% yield and modest capital appreciation potential. Bethlehem Steel was benefiting from cost cutting, rising steel prices, and the automotive boom. Another top performer was a Consolidated Natural Gas convertible bond maturing in 2015. The bond was investment grade, had a 7 1/4% coupon, a short maturity, a good deal of upside potential, and limited downside. The bond provided almost a 20% annualized return and remains a significant holding.

National Bank of Australia, one of that nation's largest banks, offered a $25 convertible preferred with a 7 7/8% dividend that also did exceedingly well for the Fund. With its strong upside potential, the preferred provided an annualized 20% return for the Fund, with very little risk to investors.

[GRAPHIC]

We also purchased the zero-coupon bonds of Alza, an investment-grade biotech company. The bonds are particularly attractive due to a short two-year put option which is attached to the bond. In addition, a modest conversion premium should allow us to participate in 50% of the appreciation potential of the stock, with limited downside risk.


Were there any holdings that didn't perform to expectations?

Alliance Entertainment was a high-yield company looking for a financial partner to help the company turn its situation around. Unfortunately, the needed investor never materialized and the company declared bankruptcy in July. Placer Dome is a Canadian gold mining company. As a high-cost producer with heavy leverage, they were particularly hard hit when gold prices plummeted to exceedingly low levels.


What steps are you taking to manage risk?

The Fund's broad diversification across multiple bond market sectors may help reduce risk for investors. Within the domestic market, we're also investing in securities with different economic triggers. Treasuries will benefit from the higher real returns on U.S. bonds relative to bonds elsewhere in the world. That has attracted a good deal of foreign capital, which has helped the Fund. Bethlehem Steel and other securities the Fund owns may do well if the economy stays strong. Treasuries are likely to do well if the economy is moderate to weak. Although we can't say for sure how strong the economy will be, the Fund's holdings include bonds that may benefit either way.

Having high-grade securities may help moderate the risk of high-yield bonds, and having high-yield bonds can offer return potential few high-grade issues can provide. Overall, the Fund's quality rating is BBB, or investment grade. We believe the Fund is an attractive choice for income investors who seek a blended return while moderating the risks inherent in investing in any single bond market sector.


What is your outlook for the future?

With spreads at historically low levels, the market is not without risk. In the United States, rising inflation or rapid economic growth could undermine the bond markets, forcing the Federal Reserve Board to eventually increase short-term interest rates. Conversely, any signs of a slowdown, whether triggered by a stronger U.S. dollar or an external event, would be a potential negative for the high-yield market. This market is largely factoring in a modest-growth, low-inflation scenario. Internationally, we believe restructuring, European unification, and an improving Japanese economy are potential positives. So we remain cautiously optimistic. Whatever happens, we will continue to seek current income and competitive overall return by investing primarily in domestic and foreign debt securities.




Neil Feinberg
Joseph Portera
Frank A. Salem
Steven Tananbaum
Portfolio Managers

[GRAPHIC]

High-yield securities carry higher risks and some of the Fund's investments have speculative characteristics. Investments in foreign securities may be subject to greater risks than domestic investments. These risks include currency fluctuations, changes in U.S. or foreign tax or currency laws, and changes in monetary policies and economic and political conditions in foreign countries.

PORTFOLIO COMPOSITION AS OF 6/30/97
  [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

                                                     Percentage
---------------------------------------------------------------
Foreign Bonds                                             29.4%
Corporate Bonds                                           23.1%
Asset-Backed Securities                                   11.3%
Yankee Bonds                                               9.9%
U.S. Government & Federal Agencies                         9.2%
Brady Bonds                                                4.5%
Convertible Bonds                                          3.7%
Cash, Equivalents & Other Assets, less Liabilities         6.2%
All Other                                                  2.7%

----------
Actual percentages will vary over time.

[GRAPHIC]

Fund & Lipper Returns as of 6/30/97

Fund average annual total returns*
--------------------------------------------------------------------------------
                                               Life of Fund
                                              through 6/30/97
Class A                                            2.97%
Class B                                            2.68%
--------------------------------------------------------------------------------
Fund SEC returns*
--------------------------------------------------------------------------------
                                               Life of Fund
                                              through 6/30/97
Class A                                           -1.66%
Class B                                           -2.32%
--------------------------------------------------------------------------------
Fund's Lipper+ category return as of 6/30/97
--------------------------------------------------------------------------------
                                               Life of Fund
                                              through 6/30/97
Average Lipper
multisector income fund                            2.60%
--------------------------------------------------------------------------------
Fund per share net asset values & distributions through 6/30/97
--------------------------------------------------------------------------------
                    NAV 6/30/97                 Income           Capital Gains
Class A               $10.12                    $0.1749            $0.0000
Class B               $10.11                    $0.1563            $0.0000
--------------------------------------------------------------------------------

----------
* Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that upon redemption, shares may be worth more or less than their original cost. Total returns shown are based on NAV and assume no deduction for CDSC or applicable sales charges. In compliance with SEC guidelines, SEC returns include the maximum sales charge and show the percentage change for each of the required periods. All returns assume capital gain and dividend distributions are reinvested.

     Class A shares are sold with a maximum initial sales charge of 4.5% and an annual 12b-1 fee of .25%. Class B shares of the Fund are sold with no initial sales charge, but are subject to a maximum CDSC of up to 5% if shares are redeemed during the first 6 years of purchase and an annual 12b-1 fee of up to 1%.

+ Lipper Analytical Services, Inc. is an independent monitor of mutual fund performance. Its rankings are based on total returns with capital gains and dividends reinvested. Results do not reflect any deduction of sales charges. Lipper averages listed above are not class specific. Life of Fund return is from the initial offering of both share classes on 2/28/97 through 6/30/97. For the Life of Fund period, the Lipper multisector income fund category included 83 funds.

[GRAPHIC]

Top 10 Holdings as of 6/30/97

 HOLDING                                                   COUNTRY              AMOUNT
----------------------------------------------------------------------------------------
 SK Telecom Co. Ltd., 7.75%, due 4/29/04                  United States       $1,114,480
 Republic of Colombia, 8.375%, due 2/15/27                United States        1,085,146
 Consolidated Natural Gas Co., 7.25%, due 12/15/15        United States        1,081,250
 Ontario (Province of), 15.25%, due 8/31/12               United States        1,073,610
 Airplanes Pass-Through Trust, Series 1--Class C
     8.15%, due 3/15/19                                   United States        1,041,020
 Asset Securitization Corp., Series 1997--D4 Class A1D
     7.49%, due 4/14/27                                   United States        1,031,800
 Capital One Bank, Series BKNT, 7.15%, due 9/15/06        United States        1,010,950
 Viacom, Inc., 6.75%, due 1/15/03                         United States          961,600
 Bethlehem Steel Corp., $3.50                             United States          944,531
 Alza Corp., (zero coupon), due 7/14/14                   United States          880,000
----------------------------------------------------------------------------------------

[GRAPHIC]

----------
This breakdown is provided for informational purposes only. The Fund's holdings may change daily. A shareholder owns shares of the Fund but does not own a direct interest in any of the specific securities listed. Short-term securities and U.S. government and federal agency issues are excluded. See Portfolio of Investments for specific type of security held.

10 Largest Purchases for the period ended 6/30/97

 SECURITY                                       COUNTRY               AMOUNT OF PURCHASE
-----------------------------------------------------------------------------------------
 United Kingdom Treasury Bonds, 8.00%--10.00%
     due 2/26/01--12/7/15                       United Kingdom                 $2,733,264
 Buoni Poliennali del Tesoro, 6.78%--12.00%
     due 8/1/97--11/1/26                        Italy                           2,196,997
 Republic of Colombia, 8.375%, due 2/15/27      United States                   2,045,241
 Zurich Capital Trust I, 8.376%, due 6/1/37     United States                   1,773,438
 First Empire Capital Trust I, 8.234%--8.277%
     due 2/1/27--6/1/27                         United States                   1,662,249
 Ontario (Province of), 6.25%--15.25%
     due 10/29/01--8/31/12                      Canada                          1,523,167
 Export-Import Bank of Korea, 6.375%--6.50%
     due 2/15/06--11/15/06                      United States                   1,265,300
 Australian Government, 7.00%--13.00%
     due 4/15/00--7/15/05                       Australia                       1,253,486
 Asset Securitization Corp., 7.41%--7.49%
     due 1/13/27--4/14/27                       United States                   1,106,248
 SK Telecom Co. Ltd., 7.75%, due 4/29/04        United States                   1,090,171
-----------------------------------------------------------------------------------------

10 Largest Sales for the period ended 6/30/97
 SECURITY                                       COUNTRY                    AMOUNT OF SALE
-----------------------------------------------------------------------------------------
 United Kingdom Treasury Bonds, 8.00%--10.00%
     due 2/26/01--12/7/15                       United Kingdom                 $1,365,434
 Swedbank, 7.7734%, due 10/29/49                United States                   1,018,500
 Altos Hornos de Mexico, 11.375%
     due 4/30/02                                United States                   1,007,500
 Zurich Capital Trust I, 8.376%, due 6/1/37     United States                   1,002,500
 Australian Government, 7.00%--13.00%
     due 4/15/00--7/15/05                       Australia                         995,086
 Placer Dome, Inc., 8.50%, due 12/31/45         United States                     956,540
 Republic of Colombia, 8.375%, due 2/15/27      United States                     950,800
 Export-Import Bank of Korea, 6.375%--6.50%
     due 2/15/06--11/15/06                      United States                     913,760
 Standard Chartered PLC, 5.8375%, due 1/29/49   United States                     870,775
 First Empire Capital Trust I, 8.234%--8.277%
     due 2/1/27--6/1/27                         United States                     837,271
-----------------------------------------------------------------------------------------

[GRAPHIC]

----------
This breakdown is provided for informational purposes only. The Fund's holdings may change daily. All purchases and sales are aggregated by issuer. A shareholder owns shares of the Fund but does not own a direct interest in any of the specific securities listed. Short-term securities and U.S. government and federal agency issues are excluded. See Portfolio of Investments for specific type of security held.

Portfolio of Investments June 30, 1997 (unaudited)

                                             Principal
                                               Amount               Value
                                          ======================================
LONG-TERM BONDS (91.1%)+
ASSET-BACKED SECURITIES (11.3%)


AIRCRAFT LEASES (2.0%)
Airplanes Pass-Through Trust
  Series 1-Class C
  8.15%, due 3/15/19 .................      $  1,000,000        $  1,041,020
                                                                ------------


COMMERCIAL MORTGAGE LOANS (COLLATERALIZED
  MORTGAGE OBLIGATIONS)(2.1%)
Asset Securitization Corp.
  Series 1997-MD7 Class A1B
  7.41%, due 1/13/27 .................            95,000              97,554
  Series 1997-D4 Class A1D
  7.49%, due 4/14/27 .................         1,000,000           1,031,800
                                                                ------------
                                                                   1,129,354
                                                                ------------


CONSUMER LOANS (1.1%)
Green Tree Recreational
  Equipment & Consumer Trust
  Series 1997-B Class A1
  6.55%, due 7/15/28 .................           580,000             578,637
                                                                ------------


CREDIT CARD RECEIVABLES (0.2%)
Bank One Credit Card Master Trust
  Series 1995-A Class A
  6.15%, due 7/15/02 .................           110,000             109,067
                                                                ------------


FIRST MORTGAGE LOANS (COLLATERALIZED
  MORTGAGE OBLIGATIONS)(4.1%)
CWMBS, Inc.
  Series 1997-E Class 4
  10.00%, due 7/25/27 ................           495,506             521,520
Nascor
  Series 1997-10 Class A2
  6.50%, due 1/25/07 .................           500,000             497,250
North American Mortgage Co.
  Series 1997-2
  10.00%, due 7/25/27 ................           525,000             556,973
Residential Accredit Loans, Inc.
  Series 1997-QS4 Class A4
  10.00%, due 5/25/27 ................            69,546              73,648
  Series 1997-QS5
  10.00%, due 7/25/27 ................           500,000             528,045
                                                                ------------
                                                                   2,177,436
                                                                ------------

----------
+  Percentages indicated are based on Fund net assets.

                                             Principal
                                               Amount               Value
                                          ======================================
MANUFACTURED HOUSING (1.8%)
Green Tree Financial Corp.
  Series 1997-4 Class A7
  7.36%, due 2/15/29 .................      $    500,000        $    495,000
Mid-State Trust VI
  Class A4
  7.79%, due 7/1/35 ..................           500,000             503,985
                                                                ------------
                                                                     998,985
                                                                ------------
Total Asset-Backed Securities
  (Cost $5,997,352) ..................                             6,034,499
                                                                ------------


BRADY BONDS (4.5%)


FOREIGN GOVERNMENTS (4.5%)
Brazil National Government
  6.00%, due 9/15/13 .................         1,000,000             768,750
Republic of Argentina
  Series FRB
  6.75%, due 3/31/05 (d)  ............           144,530             135,768
Republic of Poland
  Series RSTA
  3.25%, due 10/27/24 (d) ............         1,000,000             635,000
Republic of Venezuela
  Series W-A
  6.75%, due 3/31/20 (j)  ............           500,000             393,437
  Series W-A
  6.8125%, due 3/31/20 (d)(j) ........           250,000             220,937
United Mexican States
  Series B
  6.375%, due 12/31/19 (d)(i) ........           250,000             232,187
                                                                ------------
Total Brady Bonds
  (Cost $2,314,412) ..................                             2,386,079
                                                                ------------


CONVERTIBLE BONDS (3.7%)


DRUGS (1.6%)
Alza Corp.
  (zero coupon), due 7/14/14 .........         2,000,000             880,000
                                                                ------------


GAS UTILITIES (2.1%)
Consolidated Natural Gas Co.
  7.25%, due 12/15/15 ................         1,000,000           1,081,250
                                                                ------------
Total Convertible Bonds
  (Cost $1,899,917) ..................                             1,961,250
                                                                ------------


The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay Strategic Income Fund

                                             Principal
                                               Amount               Value
                                          ======================================
CORPORATE BONDS (23.1%)

BANKS (3.4%)
Capital One Bank
  Series BKNT
  7.15%, due 9/15/06 .................      $  1,000,000        $  1,010,950
First Empire Capital Trust I
  8.234%, due 2/1/27 .................           830,000             833,312
                                                                ------------
                                                                   1,844,262
                                                                ------------


BUILDINGS (1.1%)
Greystone Homes, Inc.
  10.75%, due 3/1/04 .................           450,000             492,750
Standard Pacific Corp. ...............
  8.50%, due 6/15/07 .................           100,000              99,500
                                                                ------------
                                                                     592,250
                                                                ------------


CABLE (1.0%)
American Telecasting, Inc.
  (zero coupon), due 6/15/04
  14.50%, beginning 6/15/99 ..........           150,000              48,000
Heartland Wireless
  Communications, Inc.
  14.00%, due 10/15/04 ...............            85,000              36,550
Marcus Cable Operations Co. L.P.
  (zero coupon), due 8/1/04
  13.50%, beginning 8/1/99 ...........           125,000             108,750
UIH Australia/Pacific
  Communications, Inc.
  Series B
  (zero coupon), due 5/15/06
  14.00%, beginning 5/15/01 ..........           200,000             120,000
United International Holdings, Inc.
  Series B
  (zero coupon), due 11/15/99 ........           300,000             231,750
                                                                ------------
                                                                     545,050
                                                                ------------


CASINOS (0.5%)
Casino America, Inc.
  12.50%, due 8/1/03 .................            35,000              36,138
Casino Magic Finance Corp.
  11.50%, due 10/15/01 ...............            90,000              80,100
El Comandante Capital Corp.
  11.75%, due 12/15/03 ...............            45,000              45,450
President Riverboat Casinos, Inc.
  13.00%, due 9/15/01 ................           140,000             114,800
                                                                ------------
                                                                     276,488
                                                                ------------

                                             Principal
                                               Amount               Value
                                          ======================================
CELLULAR TELEPHONE (0.2%)
CCPR Services, Inc.
  10.00%, due 2/1/07 (c)  ............      $    100,000        $     99,000
                                                                ------------


COMPUTERS & OFFICE EQUIPMENT (0.1%)
Unisys Corp.
  11.75%, due 10/15/04 ...............            40,000              43,700
                                                                ------------


CONSUMER DURABLES (2.0%)
Samsonite Corp.
  11.125%, due 7/15/05 ...............           483,000             538,545
Selmer Co., Inc.
  11.00%, due 5/15/05 ................           500,000             550,000
                                                                ------------
                                                                   1,088,545
                                                                ------------


DRUGS (1.0%)
Merck & Co., Inc.
  5.76%, due 5/3/37 ..................           500,000             504,795
                                                                ------------


ELECTRIC UTILITIES (0.3%)
CMS Energy Corp.
  8.125%, due 5/15/02 ................           150,000             151,500
                                                                ------------


EQUIPMENT FINANCING (0.4%)
GPA Delaware, Inc.
  8.75%, due 12/15/98 ................           200,000             204,500
                                                                ------------


FINANCE (1.0%)
TTB Finance Cayman Ltd.
  6.763%, due 3/18/07 (d) ............           500,000             500,000
                                                                ------------


FOOD, BEVERAGES & TOBACCO (0.7%)
Colorado Prime Corp.
  12.50%, due 5/1/04 (c)(n) ..........             1,200             121,200
North Atlantic Trading, Inc.
  11.00%, due 6/15/04 (c) ............           100,000             101,250
RJR Nabisco, Inc.
  8.50%, due 7/1/07 ..................           150,000             149,363
                                                                ------------
                                                                     371,813
                                                                ------------


HEALTH CARE (1.3%)
Abbey Healthcare Group, Inc.
  9.50%, due 11/1/02 .................           480,000             494,400
Magellan Health Services, Inc.
  Series A
  11.25%, due 4/15/04 ................           170,000             189,550
                                                                ------------
                                                                     683,950
                                                                ------------

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Portfolio of Investments (unaudited) continued

                                             Principal
                                               Amount               Value
                                          ======================================
CORPORATE BONDS (Continued)
INDUSTRIAL (0.4%)
Thermadyne Holdings Corp.
  10.75%, due 11/1/03 ................      $    200,000        $    209,500
                                                                ------------


INSURANCE (1.7%)
American General Institutional
  Capital, Series B
  8.125%, due 3/15/46 (c) ............           145,000             145,992
Zurich Capital Trust I
  8.376%, due 6/1/37 (c)  ............           750,000             776,497
                                                                ------------
                                                                     922,489
                                                                ------------


LEISURE (0.2%)
Bally's Health & Tennis Corp.
  13.00%, due 1/15/03 ................           125,000             129,375
                                                                ------------


MEDIA (3.2%)
General Media, Inc.
  10.625%, due 12/31/00 ..............            50,000              44,000
PanAmSat L.P.
  (zero coupon), due 8/1/03
  11.375%, beginning 8/1/98 ..........           200,000             194,828
SCI Television, Inc.
  11.00%, due 6/30/05 ................           500,000             531,875
Viacom, Inc.
  6.75%, due 1/15/03 .................         1,000,000             961,600
                                                                ------------
                                                                   1,732,303
                                                                ------------


PUBLISHING (0.2%)
Affiliated Newspaper Investments, Inc.
  (zero coupon), due 7/1/06
  13.25%, beginning 7/1/99 ...........           150,000             134,438
                                                                ------------


RECREATION & ENTERTAINMENT (0.1%)
Alliance Entertainment Corp.
  Series B
  11.25%, due 7/15/05 (k) ............           160,000              34,400
AMC Entertainment, Inc.
  9.50%, due 3/15/09 (c)  ............            30,000              30,675
                                                                ------------
                                                                      65,075
                                                                ------------


RESTAURANTS & LODGING (0.3%)
AFC Enterprises, Inc.
  10.25%, due 5/15/07 (c) ............            75,000              75,000


                                             Principal
                                               Amount               Value
                                          ======================================
RESTAURANTS & LODGING (Continued)
Flagstar Corp.
  10.875%, due 12/1/02 ...............      $    100,000        $    101,500
                                                                ------------
                                                                     176,500
                                                                ------------


RETAIL (2.5%)
Barnes & Noble, Inc.
  Series B
  11.875%, due 1/15/03 ...............           500,000             542,500
Dayton-Hudson Co.
  5.895%, due 6/15/37 ................           500,000             499,300
Eckerd Corp.
  9.25%, due 2/15/04 .................           200,000             212,000
Sears Roebuck Acceptance Corp.
  6.95%, due 5/15/02 .................           100,000             100,725
                                                                ------------
                                                                   1,354,525
                                                                ------------


SUPERMARKETS (0.4%)
Dominick's Finer Foods, Inc.
  10.875%, due 5/15/05 ...............            30,000              33,150
                                                                ------------


TELECOMMUNICATION EQUIPMENT (0.4%)
Telex Communications, Inc.
  10.50%, due 5/1/07 (c)  ............           250,000             258,750
                                                                ------------


TELECOMMUNICATION SERVICES (0.7%)
Globalstar L.P. Capital Corp.
  11.25%, due 6/15/04 (c) ............           100,000              94,000
Metrocall, Inc.
  10.375%, due 10/1/07 ...............            50,000              46,000
Tele-Communications, Inc.
  9.25%, due 4/15/02 .................           250,000             268,923
                                                                ------------
                                                                     408,923
                                                                ------------
Total Corporate Bonds
  (Cost $12,300,685) .................                            12,330,881
                                                                ------------


FOREIGN BONDS (29.4%)


ARGENTINA (0.3%)
Argentina Bocon Previs
  Series Pre1
  3.242%, due 4/1/01 (d)..............    AP     142,838             131,871
                                                                ------------

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay Strategic Income Fund

                                             Principal
                                               Amount               Value
                                          ======================================
FOREIGN BONDS (Continued)
AUSTRALIA (2.1%)
Australian Government
  Series 904
  9.00%, due 9/15/04 .................    A$     308,000        $    258,550
Federal National Mortgage
  Association
  Series E
  6.50%, due 7/10/02 .................           270,000             199,233
Queensland Treasury Corp.
  Series New
  8.00%, due 5/14/03 .................           122,000              97,014
  Series 7
  8.00%, due 9/14/07 .................           177,000             140,096
South Australian Government
  Series 00
  12.50%, due 10/15/00 ...............           500,000             445,150
                                                                ------------
                                                                   1,140,043
                                                                ------------


CANADA (1.7%)
Alberta (Province of)
  Series BU
  9.60%, due 7/7/98 ..................    C$     477,000             363,826
Canadian Government
  Series A76
  9.00%, due 6/1/25 ..................            50,000              45,621
  Series H74
  10.00%, due 6/1/08 .................            73,000              67,481
  Series A33
  11.50%, due 9/1/00 .................           109,000              92,967
Ontario (Province of)
  7.25%, due 9/27/05 .................           380,000             288,966
  9.75%, due 10/29/01 ................            60,000              49,871
                                                                ------------
                                                                     908,732
                                                                ------------


DENMARK (1.7%)
Kingdom of Denmark
  7.00%, due 12/15/04 ................    DK   1,237,000             199,894
  8.00%, due 11/15/01 ................           814,000             137,837
Nykredit
  Series ANN
  6.00%, due 10/1/26 .................         3,960,000             542,574
                                                                ------------
                                                                     880,305
                                                                ------------


FRANCE (0.4%)
France Obligations Assimilables
  du Tresor
  7.50%, due 4/25/05 .................    FF     118,000              22,895
  8.25%, due 2/27/04 .................           270,000              54,120
  8.50%, due 3/28/00 .................           310,000              59,012


                                             Principal
                                               Amount               Value
                                          ======================================
FRANCE (Continued)
France Obligations Assimilables
  du Tresor
  8.50%, due 11/25/02 ................    FF     322,000        $     64,593
  8.50%, due 12/26/12 ................            46,000               9,822
                                                                ------------
                                                                     210,442
                                                                ------------

GERMANY (5.3%)
Bayerische VBK New York
  4.50%, due 6/24/02 .................    DM     585,000             332,408
Depfa Bank
  Series 436
  5.75%, due 3/4/09 ..................           164,000              92,377
International Bank of
  Reconstruction & Development
  7.125%, due 4/12/05 ................           425,000             269,141
Land Baten-Wuerttemberg
  Series 38
  7.50%, due 10/22/04 ................           290,000             186,979
Ministry of Finance Russia
  9.00%, due 3/25/04 .................           775,000             455,429
Ontario (Province of)
  6.25%, due 1/13/04 .................           160,000              96,503
Republic of Deutschland
  Series 94
  6.25%, due 1/4/24 ..................           138,000              77,049
Treuhandanstalt
  6.25%, due 3/4/04 ..................         1,155,000             703,791
  7.375%, due 12/2/02 ................           262,000             168,459
Venezuela Synthetic Sovereign
  Investments Ltd.
  10.125%, due 12/29/03 ..............           740,000             440,577
                                                                ------------
                                                                   2,822,713
                                                                ------------

IRELAND (1.0%)
Irish Government
  6.25%, due 4/1/99 ..................    IP      42,000              63,615
  6.25%, due 10/18/01 ................           200,000             308,209
  8.25%, due 8/18/15 .................            26,000              44,892
  8.75%, due 9/30/12 .................            42,000              75,622
  9.75%, due 6/1/98 ..................            40,000              62,300
                                                                ------------
                                                                     554,638
                                                                ------------

ITALY (3.8%)
Bayerische Landesbank
  Girozentrale
  10.75%, due 3/1/03 .................    IL 800,000,000             558,608
Buoni Poliennali del Tesoro
  7.25%, due 11/1/26 .................        85,000,000              49,465
  7.50%, due 10/1/99 .................       205,000,000             124,132
  8.50%, due 8/1/97 ..................        20,000,000              11,715
  9.50%, due 2/1/01 ..................       230,000,000             149,088
  9.50%, due 2/1/06 ..................       500,000,000             343,390


The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Portfolio of Investments (unaudited) continued

                                             Principal
                                               Amount               Value
                                          ======================================
FOREIGN BONDS (Continued)
ITALY (Continued)
Buoni Poliennali del Tesoro
  10.50%, due 7/15/00 ................    IL 305,000,000        $    200,501
  10.50%, due 4/1/05 .................       135,000,000              96,328
  12.00%, due 5/1/02 .................       710,000,000             510,575
                                                                ------------
                                                                   2,043,802
                                                                ------------

NEW ZEALAND (2.0%)
Federal National Mortgage
  Association
  7.25%, due 6/20/02..................    ND     590,000             393,871
New Zealand Government
  6.50%, due 2/15/00 .................           950,000             641,726
                                                                ------------
                                                                   1,035,597
                                                                ------------

SOUTH AFRICA (0.6%)
Republic of South Africa
  Series 150
  12.00%, due 2/28/05 ................    ZAR  1,575,000             309,616
                                                                ------------

SPAIN (1.6%)
Spanish Government
  7.35%, due 3/31/07 .................    SP   5,730,000              41,744
  7.90%, due 2/28/02 .................        10,240,000              76,264
  8.30%, due 12/15/98 ................         1,390,000               9,862
  10.50%, due 10/30/03 ...............        23,210,000             195,788
  11.30%, due 1/15/02 ................        64,470,000             537,964
                                                                ------------
                                                                     861,622
                                                                ------------

SWEDEN (2.4%)
Ab Spintab
  Series 164
  8.50%, due 12/19/01.................    SK   2,000,000             282,189
Stadshypotek Ab
  Series 1553
  10.00%, due 12/20/00 ...............         4,000,000             584,404
Swedish Government
  Series 1035
  6.00%, due 2/9/05 ..................         2,600,000             329,368
  Series 1030
  13.00%, due 6/15/01 ................           600,000              97,847
                                                                ------------
                                                                   1,293,808
                                                                ------------

UNITED KINGDOM (4.6%)
Abbey National Treasury Services
  8.00%, due 4/2/03...................    (Pound)201,000             341,618
Bayerische Landesbank
  Girozentrale
  7.875%, due 12/7/06 ................            90,000             154,400

                                             Principal
                                               Amount               Value
                                          ======================================
UNITED KINGDOM (Continued)
European Investment Bank
  8.75%, due 8/25/17 .................    (Pound)210,000        $    395,867
Federal National Mortgage
  Association
  6.875%, due 6/7/02 .................           100,000             164,312
United Kingdom Treasury Bonds
  8.00%, due 12/7/15 .................            56,000             101,502
  9.50%, due 4/18/05 .................           219,000             415,737
  10.00%, due 2/26/01 ................           483,000             874,195
                                                                ------------
                                                                   2,447,631
                                                                ------------


UNITED STATES (1.9%)
Bonos Del Tesoro
  Series BT02
  8.75%, due 5/9/02 ..................      $    725,000             725,580
Nacional Financiera SNC
  9.375%, due 4/23/99 (c) ............           300,000             306,750
                                                                ------------
                                                                   1,032,330
                                                                ------------
Total Foreign Bonds
  (Cost $15,728,004) .................                            15,673,150
                                                                ------------


U.S. GOVERNMENT &
FEDERAL AGENCIES (9.2%)


FEDERAL NATIONAL MORTGAGE
  ASSOCIATION (MORTGAGE
  PASS-THROUGH SECURITY)(5.7%)
  7.50%, due 12/31/30 TBA (g) ........         3,000,000           3,008,640
                                                                ------------


GOVERNMENT NATIONAL MORTGAGE
  ASSOCIATION I (MORTGAGE
  PASS-THROUGH SECURITY) (0.8%)
  7.50%, due 7/25/27 TBA (g) .........           415,000             418,245
                                                                ------------


GOVERNMENT NATIONAL MORTGAGE
  ASSOCIATION II (MORTGAGE
  PASS-THROUGH SECURITY) (1.8%)
  7.125%, due 6/20/23 ARM (h) ........           942,247             969,930
                                                                ------------


UNITED STATES TREASURY NOTE (0.9%)
  7.875%, due 11/15/04 ...............           450,000             485,649
                                                                ------------
Total U.S. Government &
  Federal Agencies
  (Cost $4,857,367) ..................                             4,882,464
                                                                ------------

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay Strategic Income Fund

                                             Principal
                                               Amount               Value
                                          ======================================
YANKEE BONDS (9.9%)

BANKS (0.7%)
Export-Import Bank of Korea
  6.50%, due 11/15/06 ................      $    355,000        $    343,672
                                                                ------------


CABLE (0.1%)
Kabelmedia Holdings GmbH
  (zero coupon), due 8/1/06
  13.625%, beginning 8/1/01 ..........            90,000              54,900
                                                                ------------


CELLULAR TELEPHONE (0.1%)
Millicom International Cellular, S.A.
  (zero coupon), due 6/1/06
  13.50%, beginning 6/1/01 ...........           100,000              73,000
                                                                ------------


FOOD, BEVERAGES & TOBACCO (0.1%)
Fresh Del Monte Produce N.V.
  Series B
  10.00%, due 5/1/03 .................            70,000              72,275
                                                                ------------


FOREIGN GOVERNMENTS (5.5%)
Ontario (Province of)
  15.25%, due 8/31/12 ................         1,000,000           1,073,610
Republic of Colombia
  8.375%, due 2/15/27 ................         1,120,000           1,085,146
Republic of South Africa
  8.50%, due 6/23/17 .................           780,000             775,838
                                                                ------------
                                                                   2,934,594
                                                                ------------


MEDIA (0.6%)
Grupo Televisa, S.A.
  11.875%, due 5/15/06 ...............           300,000             338,250
                                                                ------------


TELECOMMUNICATION SERVICES (2.8%)
Call-Net Enterprises, Inc.
  (zero coupon), due 12/1/04
  13.25%, beginning 12/1/99 ..........           250,000             216,250
Ionica, PLC
  (zero coupon), due 5/1/07
  15.00%, beginning 5/1/02 (o) .......            25,000             132,500
SK Telecom Co. Ltd.
  7.75%, due 4/29/04 .................         1,095,000           1,114,480
                                                                ------------
                                                                   1,463,230
                                                                ------------
Total Yankee Bonds
  (Cost $5,236,102) ..................                             5,279,921
                                                                ------------
Total Long-Term Bonds
  (Cost $48,333,839) .................                            48,548,244
                                                                ------------

                                               Shares               Value
                                          ======================================
COMMON STOCKS (0.2%)

CELLULAR TELEPHONE (0.0%)(b)
AirTouch Communications, Inc. (a) ....               160        $      4,380
                                                                ------------


ELECTRIC UTILITIES (0.2%)
PECO Energy Co. ......................             5,300             111,300
                                                                ------------
Total Common Stocks
  (Cost $110,603) ....................                               115,680
                                                                ------------


PREFERRED STOCKS (2.4%)

CELLULAR TELEPHONE (0.1%)
AirTouch Communications, Inc.
  6.00%, Series B (f) ................             1,800              51,300
                                                                ------------


MEDIA (0.5%)
CD Radio, Inc.
   5% Delayed Preferred
   Stock (a)(c)(f) ...................             1,564              48,484
Paxson Communications Corp.
  12.50% (e) .........................               107             112,515
Spanish Broadcasting System, Inc.
  14.25% (c)(e) ......................               125             120,000
                                                                ------------
                                                                     280,999
                                                                ------------


STEEL, ALUMINUM & OTHER METALS (1.8%)
Bethlehem Steel Corp.
  $3.50 (c)(f) .......................            23,250             944,531
                                                                ------------

Total Preferred Stocks
  (Cost $1,165,468) ..................                             1,276,830
                                                                ------------


                                             Principal
                                               Amount
                                          ================
OPTIONS (0.1%)
UNITED STATES (0.1%)
Deutshce Mark Put/U.S. Dollar Call
  Strike price DM 1.695
  Expires 8/25/97 ....................      $    755,000              21,879
  Strike price DM 1.745
  Expires 9/15/97 ....................           980,000              13,360
                                                                ------------
Total Options
  (Cost $25,105) .....................                                35,239
                                                                ------------

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Portfolio of Investments (unaudited) continued

                                             Principal
                                               Amount               Value
                                          ======================================
SHORT-TERM INVESTMENTS (11.2%)
COMMERCIAL PAPER (8.1%)
American Express Credit Corp.
  5.565%, due 7/15/97 ................      $  2,000,000        $  2,000,000
Prudential Funding Co.
  5.536%, due 7/2/97 .................         2,300,000           2,300,000
                                                                ------------
                                                                   4,300,000
                                                                ------------


U.S. TREASURY NOTE (3.1%)
  5.875%, due 7/31/97 ................         1,645,000           1,645,510
                                                                ------------
Total Short-Term Investments
  (Cost $5,946,479) ..................                             5,945,510
                                                                ------------
Total Investments
  (Cost $55,581,494)(l) ..............             105.0%         55,921,503(m)
Liabilities in Excess of
  Cash and Other Assets ..............              (5.0)         (2,642,958)
                                            ------------        ------------
Net Assets ...........................             100.0%       $ 53,278,545
                                            ============        ============

----------
(a)  Non-income producing securities.
(b)  Less than one tenth of a percent.
(c)  May be sold to institutional investors only.
(d)  Floating rate. Rate shown is the rate in effect at June 30, 1997.
(e) PIK ("Payment in Kind")--interest or dividend payment is made with additional securities.
(f)  Convertible preferred stocks.
(g) TBA: Securities purchased on a forward commitment basis with an approximate principal amount and maturity date. The actual principal amount and the maturity date will be determined upon settlement.
(h)  ARM-Adjustable Rate Mortgage. Resets annually.
(i) Issued with Value Recovery Rights. For every $1.00 in face value of discount bonds, the holder receives $1.538 in notional Value Recovery Rights.
(j) Issued with oil-linked certificates. Each certificate represents 1,250 oil-linked payment obligations.
(k)  Issuer in bankruptcy.
(l)  The cost stated also represents the cost for Federal income tax purposes.
(m) At June 30, 1997, net unrealized appreciation was $429,030, based on cost for Federal income tax purposes. This consisted of aggregate gross unrealized appreciation for all investments on which there was an excess of market value over cost of $530,910 and aggregate gross unrealized depreciation for all investments on which there was an excess of cost over market value of $101,880.
(n) 1,200 Units--each unit reflects $1,000 principal amount of Senior Notes, plus 0.19608 warrants to acquire 1 share of common stock at $100.00 per share at a future date.
(o) 25,000 Units--each unit reflects $1,000 principal amount of Senior Discounted Notes, plus 1 warrant to acquire 19.619 shares of common stock at $0.10 per share at a future date.
(p)  The following abbreviations are used in the above portfolio:
     AP--Argentinean Peso
     A$--Australian Dollar
     C$--Canadian Dollar
     DK--Danish Krone
     DM--Deutsche Mark
     FF--French Franc
     IP--Irish Punt
     IL--Italian Lira
     ND--New Zealand Dollar
     (Pound)--Pound Sterling
     ZAR--South African Rand
     SP--Spanish Peseta
     SK--Swedish Krona
     $ --U.S. Dollar

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of June 30, 1997 (unaudited)

ASSETS:
Investment in securities, at value  (identified cost $55,581,494) ............................................   $55,921,503
Cash denominated in foreign currencies (identified cost $73,280) .............................................        74,006
Receivables:
  Investment securities sold .................................................................................     2,984,210
  Dividends and interest .....................................................................................       975,944
  Fund shares sold ...........................................................................................       354,628
Unrealized net appreciation on forward foreign currency contracts ............................................        92,523
Unamortized organization expense .............................................................................       200,320
                                                                                                                 -----------
   Total assets ..............................................................................................    60,603,134
                                                                                                                 -----------
LIABILITIES:
Payables:
  Investment securities purchased ............................................................................     6,800,450
  Custodian ..................................................................................................        68,209
  NYLIFE Distributors ........................................................................................        31,955
  Adviser ....................................................................................................         6,118
  Transfer agent .............................................................................................         3,376
  Fund shares redeemed .......................................................................................           805
  Trustees ...................................................................................................           169
Accrued expenses .............................................................................................       121,498
Dividend payable .............................................................................................       292,009
                                                                                                                 -----------
   Total liabilities .........................................................................................     7,324,589
                                                                                                                 -----------
Net assets ...................................................................................................   $53,278,545
                                                                                                                 ===========
COMPOSITION OF NET ASSETS:
Shares of beneficial interest outstanding (par value of $.01 per share) unlimited number of shares authorized:
  Class A ....................................................................................................   $    28,401
  Class B ....................................................................................................        24,267
Additional paid-in capital ...................................................................................    52,559,160
Accumulated undistributed net investment income ..............................................................        56,541
Accumulated undistributed net realized gain on investments ...................................................       181,146
Net unrealized appreciation on investments ...................................................................       340,009
Net unrealized appreciation on translation of assets and liabilities in foreign currencies and forward
  foreign currency contracts .................................................................................        89,021
                                                                                                                 -----------
Net assets ...................................................................................................   $53,278,545
                                                                                                                 ===========
CLASS A
Net assets applicable to outstanding shares ..................................................................   $28,739,447
                                                                                                                 ===========
Shares of beneficial interest outstanding ....................................................................     2,840,093
                                                                                                                 ===========
Net asset value per share outstanding ........................................................................   $     10.12
Maximum sales charge (4.50% of offering price) ...............................................................          0.48
                                                                                                                 -----------
Maximum offering price per share outstanding .................................................................   $     10.60
                                                                                                                 ===========
CLASS B
Net assets applicable to outstanding shares ..................................................................   $24,539,098
                                                                                                                 ===========
Shares of beneficial interest outstanding ....................................................................     2,426,715
                                                                                                                 ===========
Net asset value and offering price per share outstanding .....................................................   $     10.11
                                                                                                                 ===========


The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations

for the period February 28* through June 30, 1997 (unaudited)

INVESTMENT INCOME:
Income:
  Dividends ........................................................................................   $    29,922
  Interest .........................................................................................     1,004,334
                                                                                                       -----------
   Total income ....................................................................................     1,034,256
                                                                                                       -----------
Expenses:
  Administration ...................................................................................        40,344
  Advisory .........................................................................................        40,344
  Distribution--Class B ............................................................................        36,617
  Service ..........................................................................................        33,620
  Shareholder communication ........................................................................        18,155
  Custodian ........................................................................................        13,419
  Transfer agent ...................................................................................        11,322
  Professional .....................................................................................         8,856
  Amortization of organization expense .............................................................         8,166
  Registration .....................................................................................         6,575
  Recordkeeping ....................................................................................         5,598
  Trustees .........................................................................................           379
  Miscellaneous ....................................................................................         3,094
                                                                                                       -----------
   Total expenses before reimbursement .............................................................       226,489
Expense reimbursement from Administrator and Adviser ...............................................       (35,220)
                                                                                                       -----------
   Net expenses ....................................................................................       191,269
                                                                                                       -----------
Net investment income ..............................................................................       842,987
                                                                                                       -----------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS:
Net realized gain from:
  Security transactions ............................................................................        96,497
  Foreign currency transactions ....................................................................        84,649
                                                                                                       -----------
Net realized gain on investments and foreign currency transactions .................................       181,146
                                                                                                       -----------
Net unrealized appreciation on investments:
  Security transactions ............................................................................       340,009
  Translation of assets and liabilities in foreign currencies and forward foreign currency contracts        89,021
                                                                                                       -----------
Net unrealized gain on investments and foreign currencies ..........................................       429,030
                                                                                                       -----------
Net realized and unrealized gain on investments and foreign currency transactions ..................       610,176
                                                                                                       -----------
Net increase in net assets resulting from operations ...............................................   $ 1,453,163
                                                                                                       ===========

----------
*  Commencement of operations.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Changes in Net Assets

                                                                                                                 February 28, 1997*
                                                                                                                       through
                                                                                                                   June 30, 1997**
                                                                                                                 ==================
INCREASE IN NET ASSETS:
Operations:
  Net investment income .........................................................................................   $    842,987
  Net realized gain on investments ..............................................................................         96,497
  Net realized gain on foreign currency transactions ............................................................         84,649
  Net unrealized appreciation on investments ....................................................................        340,009
  Net unrealized appreciation on translation of assets and liabilities in foreign currencies and
   forward foreign currency contracts ...........................................................................         89,021
                                                                                                                    ------------
  Net increase in net assets resulting from operations ..........................................................      1,453,163
                                                                                                                    ------------
Dividends to shareholders:
  From net investment income:
   Class A ......................................................................................................       (480,207)
   Class B ......................................................................................................       (306,239)
                                                                                                                    ------------
   Total dividends to shareholders ..............................................................................       (786,446)
                                                                                                                    ------------
Capital share transactions: Net proceeds from sale of shares:
   Class A ......................................................................................................      8,125,041
   Class B ......................................................................................................     21,588,215
  Net asset value of shares issued to shareholders in reinvestment of dividends:
   Class A ......................................................................................................        299,409
   Class B ......................................................................................................        155,530
                                                                                                                    ------------
                                                                                                                      30,168,195
  Cost of shares redeemed:
   Class A ......................................................................................................        (59,783)
   Class B ......................................................................................................       (496,584)
                                                                                                                    ------------
     Increase in net assets derived from capital share transactions .............................................     29,611,828
                                                                                                                    ------------
     Net increase in net assets .................................................................................     30,278,545
NET ASSETS:
Beginning of period .............................................................................................     23,000,000
                                                                                                                    ------------
End of period ...................................................................................................   $ 53,278,545
                                                                                                                    ============
Accumulated undistributed net investment income .................................................................   $     56,541
                                                                                                                    ============

----------
 *   Commencement of operations.
**   Unaudited.


The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

                                                                      Class A        Class B
                                                                    ==========      ==========
                                                                        February 28, 1997*
                                                                             through
                                                                          June 30, 1997**
                                                                    ==========================
Net asset value at beginning of period ..........................   $    10.00      $    10.00
                                                                    ----------      ----------
Net investment income ...........................................         0.18            0.16
Net realized and unrealized gain on investments .................         0.08            0.08
Net realized and unrealized gain on foreign currency transactions         0.03            0.03
                                                                    ----------      ----------
Total from investment operations ................................         0.29            0.27
                                                                    ----------      ----------
Less dividends:
  From net investment income ....................................        (0.17)          (0.16)
                                                                    ----------      ----------
Net asset value at end of period ................................   $    10.12      $    10.11
                                                                    ==========      ==========
Total investment return (a) .....................................         2.97%           2.68%
Ratios (to average net assets)/Supplemental Data:
  Net investment income .........................................         6.54%+          5.79%+
  Net expenses ..................................................         1.15%+          1.90%+
  Expenses (before reimbursement) ...............................         1.41%+          2.16%+
Portfolio turnover rate .........................................          129%            129%
Net assets at end of period (in 000's) ..........................   $   28,740      $   24,539

----------
*    Commencement of operations.
**   Unaudited.
+    Annualized.
(a) Total return is calculated exclusive of sales charges and is not annualized.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay Strategic Income Fund


Note 1--Organization and Business:

The MainStay Funds were organized on January 9, 1986 as a Massachusetts Business Trust. The Trust is registered under the Investment Company Act of 1940, as amended, (the "Act") as an open-end management investment company and is comprised of fourteen funds. These financial statements and notes relate only to MainStay Strategic Income Fund (the "Fund").

The Fund commenced operations on February 28, 1997, and currently offers two classes of shares. Class A shares are offered at net asset value per share plus an initial sales charge. Class B shares are offered without an initial sales charge, although a declining contingent deferred sales charge may be imposed on redemptions made within six years of purchase. Class A shares and Class B shares bear the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights and conditions except that the Class B shares are subject to higher distribution fee rates. Each class of shares bears distribution and/or service fee payments under a distribution plan pursuant to Rule 12b-1 under the Investment Company Act of 1940.

The Fund's primary objective is to provide current income and competitive overall return by investing primarily in domestic and foreign debt securities.


Note 2--Significant Accounting Policies:

The following is a summary of significant accounting policies followed by the
Fund:

Valuation of Fund Shares. The net asset value per share of each class of shares is calculated on each day the New York Stock Exchange (the "Exchange") is open for trading as of the close of regular trading on the Exchange. The net asset value per share of each class of shares is determined by taking the assets attributable to a class of shares, subtracting the liabilities attributable to that class, and dividing the result by the outstanding shares of that class.

Securities Valuation. Portfolio securities of the Fund are stated at value determined (a) by appraising common and preferred stocks which are traded on the New York Stock Exchange at the last sale price on that day or, if no sale occurs, at the mean between the closing bid and asked prices, (b) by appraising common and preferred stocks traded on other United States national securities exchanges or foreign securities exchanges as nearly as possible in the manner described in (a) by reference to their principal exchange, including the National Association of Securities Dealers National Market System, (c) by appraising over-the-counter securities quoted on the National Association of Securities Dealers NASDAQ system (but not listed on the National Market System) at the bid price supplied through such system, (d) by appraising over-the-counter securities not quoted on the NASDAQ system at prices supplied by the pricing agent or brokers selected by the Adviser, if these prices are deemed to be representative of market values at the regular close of business of the New York Stock Exchange, (e) by appraising debt securities at prices supplied by a pricing agent selected by the Adviser, whose prices reflect broker/dealer supplied valuations and electronic data processing techniques if those prices are deemed by the Adviser to be representative of market values at the regular close of

Notes to Financial Statements (unaudited)


business of the New York Stock Exchange (f) by appraising options and futures contracts at the last sale price on the market where such options or futures are principally traded, and (g) by appraising all other securities and other assets, including debt securities for which prices are supplied by a pricing agent but are not deemed by the Adviser to be representative of market values, but excluding money market instruments with a remaining maturity of sixty days or less and including restricted securities and securities for which no market quotations are available, at fair value in accordance with procedures approved by the Trustees. Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost if their term to maturity at purchase was 60 days or less, or by amortizing the difference between market value on the 61st day prior to maturity and market value on maturity date if their original term to maturity at purchase exceeded 60 days.

Events affecting the values of certain portfolio securities that occur between the close of trading on the principal market for such securities (foreign markets and over-the-counter markets) and the regular close of the New York Stock Exchange will not be reflected in the Fund's calculation of net asset value unless the Adviser believes that the particular event would materially affect net asset value, in which case an adjustment would be made.

Forward Currency Contracts. A forward currency contract is an agreement to buy or sell currencies of different countries on a specified future date at a specified rate. During the period the forward currency contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market" such contract on a daily basis to reflect the market value of the contract at the end of each day's trading. When the forward currency contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund's basis in the contract. The Fund enters into forward currency contracts in order to hedge its foreign currency denominated investments, receivables and payables against adverse movements in future foreign exchange rates.

The use of forward currency contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the statement of assets and liabilities. The contract or notional amounts reflect the extent of the Fund's involvement in these financial instruments. Risks arise from the possible movements in the foreign exchange rates underlying these instruments. The unrealized appreciation/ depreciation on forward contracts reflects the Fund's exposure at period end to credit loss in the event of a counterparty's failure to perform its obligations.

MainStay Strategic Income Fund

Forward foreign currency contracts open at June 30, 1997:

                                                                         Value on                      Unrealized
                                                   Contract               Trade         Current       Appreciation/
                                                    Amount                Date           Value       (Depreciation)
                                            =======================   =============   =============  ==============
Foreign Currency Sale Contracts
-------------------------------
Australian Dollar, expiring 7/7/97-9/3/97   A$            1,220,000   $     951,913   $     914,213   $      37,700
Danish Krone, expiring 7/22/97              DK            3,890,000         592,348         587,456           4,892
Deutsche Mark, expiring 7/7/97-10/20/97     DM           16,220,269       9,487,975       9,330,700         157,275
French Franc, expiring 8/18/97              FF            2,395,000         411,601         409,306           2,295
Irish Punt, expiring 9/17/97                IP              375,000         571,886         565,082           6,804
Italian Lira, expiring 8/1/97               IL        1,790,000,000       1,056,146       1,050,730           5,416
Japanese Yen, expiring 7/7/97               (Yen)        94,250,800         820,000         824,600          (4,600)
New Zealand Dollar, expiring 7/23/97        ND            1,515,000       1,041,411       1,026,152          15,259
Pound Sterling, expiring 7/7/97             (Pound)         914,000       1,477,223       1,520,849         (43,626)
Spanish Peseta, expiring 8/1/97             SP           91,000,000         628,654         618,982           9,672
Swedish Krona, expiring 7/24/97-8/1/97      SK           11,330,000       1,480,405       1,467,022          13,383
Swiss Franc, expiring 7/10/97-9/29/97       CF            1,520,700       1,054,737       1,048,957           5,780
                                                                                                      -------------
                                                                                                            210,250
                                                                                                      -------------
Foreign Currency Buy Contracts
------------------------------
Canadian Dollar, expiring 7/16/97           C$            1,599,339       1,158,979       1,160,607           1,628
Deutsche Mark, expiring 7/7/97-9/29/97      DM           11,025,210       6,460,200       6,338,815        (121,385)
French Franc, expiring 8/18/97-8/20/97      FF           14,195,000       2,472,437       2,426,017         (46,420)
Italian Lira, expiring 8/1/97               IL        1,350,000,000         797,090         792,450          (4,640)
Japanese Yen, expiring 7/7/97               (Yen)        96,408,000         780,000         843,473          63,473
Pound Sterling, expiring 9/17/97            (Pound)         349,800         571,886         580,774           8,888
Spanish Peseta, expiring 7/16/97            SP           12,800,000          88,398          87,053          (1,345)
Swedish Krona, expiring 8/1/97              SK            3,650,000         475,508         472,660          (2,848)
Swiss Franc, expiring 7/10/97-9/29/97       CF            1,534,108       1,070,577       1,055,499         (15,078)
                                                                                                      -------------
                                                                                                           (117,727)
                                                                                                      -------------
Net Appreciation                                                                                      $      92,523
                                                                                                      =============

Restricted Securities. A restricted security is a security which has been purchased through a private offering and cannot be resold to the general public without prior registration under the Securities Act of 1933. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. The Fund may not invest more than 10% of its net assets in illiquid securities. At June 30, 1997 the Fund held no restricted securities.

Notes to Financial Statements (unaudited) continued


Organizational Costs. Costs incurred in connection with the Fund's initial organization and registration totalled approximately $208,486 and are being amortized over 60 months beginning at the commencement of operations.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no Federal income tax provision is required.

Investment income received by a Fund from foreign sources may be subject to foreign income taxes withheld at the source.

Dividends and Distributions to Shareholders. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends monthly. Income dividends and capital gain distributions are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles.

Security Transactions and Investment Income. The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date and interest income is accrued daily except when collection is not expected. Discounts on securities purchased for the Fund are accreted on the constant yield method over the life of the respective securities or, if applicable, over the period to the first call date.

Income from payment-in-kind securities is recorded daily based on the effective interest method of accrual.

The Fund invests in high yield bonds. These bonds may involve special risks not commonly associated with investment in higher rated debt securities. High yield bonds may be more susceptible to real or perceived adverse economic and competitive industry conditions than higher grade bonds. Also, the secondary market on which high yield bonds are traded may be less liquid than the market for higher grade bonds.

Expenses. Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred except when allocations of direct expenses can otherwise fairly be made. The investment income and expenses (other than expenses incurred under the Distribution Plan) and realized and unrealized gains and losses on investments of the Fund are allocated to separate classes of shares based upon their relative net asset value on the date the income is earned or expenses and realized and unrealized gains and losses are incurred.

Foreign Currency Investing. The books and records of the Fund are recorded in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the mean between the buying and selling rates last quoted by any major U.S. bank at the following dates:

MainStay Strategic Income Fund


(i) market value of investment securities, other assets and liabilities--at the valuation date,

(ii) purchases and sales of investment securities, income and expenses--at the date of such transactions.

The assets and liabilities of the Fund are presented at the exchange rates and market values at the close of the period. The changes in net assets arising from fluctuations in exchange rates and the changes in net assets resulting from changes in market prices are not separately presented. However, gains and losses from certain foreign currency transactions are treated as ordinary income for Federal income tax purposes.

Net realized gain (loss) on foreign currency transactions represents net gains and losses on forward currency contracts, net currency gains or losses realized as a result of differences between the amounts of securities sale proceeds or purchase cost, dividends, interest and withholding taxes as recorded on the Fund's books, and the U.S. dollar equivalent amount actually received or paid. Net currency gains or losses from valuing such foreign currency denominated assets and liabilities at year end exchange rates are reflected in unrealized foreign exchange gains.

There are certain risks involved in investing in foreign securities that are in addition to the usual risks inherent in domestic instruments. These risks include those resulting from future adverse political and economic developments and possible imposition of currency exchange blockages or other foreign governmental laws or restrictions.

Foreign cash held at June 30, 1997:

                       Currency                             Cost         Value
====================================================     =========     =========
Argentinean Peso               AP              3,586     $   3,586     $   3,586
Australian Dollar              A$              6,158         4,626         4,614
Canadian Dollar                C$              6,893         4,962         4,996
Danish Krone                   DK              8,382         1,299         1,264
Deutsche Mark                  DM              6,010         3,475         3,449
Irish Punt                     IP              2,184         3,267         3,295
Italian Lira                   IL          3,920,676         2,324         2,305
Pound Sterling                 (Pound)        24,280        39,699        40,409
Spanish Peseta                 SP                  2             0(a)          0(a)
Swedish Krona                  SK             78,000        10,042        10,088
                                                         ---------     ---------
                                                         $  73,280     $  74,006
                                                         =========     =========

----------
(a)  Less than one dollar.


Use of Estimates. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Notes to Financial Statements (unaudited) continued


Note 3--Fees and Related Party Policies:

Investment Advisory and Administration Fees. MacKay-Shields Financial Corporation ("MacKay-Shields") acts as investment adviser to the Fund under an Investment Advisory Agreement. MacKay-Shields is a registered investment adviser and an indirect wholly-owned subsidiary of New York Life Insurance Company ("New York Life"). NYLIFE Distributors Inc. ("NYLIFE Distributors"), an indirect wholly-owned subsidiary of New York Life, is the Administrator for the Fund.

The Trust, on behalf of the Fund, pays the Adviser and Administrator each a monthly fee for the services performed and the facilities furnished at an annual rate of 0.30% of the average daily net assets of the Fund. The Adviser and the Administrator have jointly agreed to voluntarily reduce their fees payable by the Fund to the extent necessary such that total expenses do not exceed on an annual basis 1.15% and 1.90% of the average daily net assets for Class A and B shares, respectively, until such time as the Fund reaches $100 million in assets or one year from the date of the Fund's commencement of operations, whichever may occur first.

Distribution and Service Fees. The Trust, on behalf of the Fund, has a Distribution Agreement with NYLIFE Distributors Inc. (the "Distributor"). The Fund, with respect to each class of shares, has adopted a Distribution Plan (the "Plan") in accordance with the provisions of Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Distributor receives payments from the Fund at an annual rate of 0.25% of the average daily net assets of the Fund's Class A shares, which is an expense of the Class A shares of the Fund for distribution or service activities as designated by the Distributor. Pursuant to the Class B Plan, the Fund's Class B shares are subject to the payment of a monthly distribution fee, which is an expense of the Class B shares of the Fund, at the annual rate of 0.75% of the average daily net assets of the Fund's Class B shares. The Distribution Plan provides that the Class B shares of the Fund also incur a service fee at the annual rate of 0.25% of the average daily net asset value of the Class B shares of the Fund. Service fee as shown on the statement of operations represents the fees for both Class A shares and Class B shares.

The Plan provides that the distribution fee is payable to NYLIFE Distributors regardless of the amounts actually expended by NYLIFE Distributors for distribution of the Fund's shares and service activities.

NYLIFE Distributors anticipates that its actual distribution expenditures will substantially exceed the distribution fee received by it during the initial years of the operation of the Plan and that in later years, its expenditures may be less than the distribution fee.

Sales Charges. The Fund was advised that the amount of sales charge on sales of Class A Fund shares retained by NYLIFE Distributors was $5,030 for the period February 28, 1997, through June 30, 1997. The Fund was also advised that NYLIFE Distributors retained contingent deferred sales charges for redemption of Class B shares of $1,143 for the same period.

MainStay Strategic Income Fund


Trustees Fees. Trustees, other than those affiliated with New York Life, MacKay-Shields, NYLIFE Distributors or NYLIFE Securities, are paid an annual fee of $40,000 and $1,000 for each Board and Audit Committee meeting attended plus reimbursement for travel and out-of-pocket expenses. The Trust allocates this expense in proportion to the net assets of the respective Funds.

Capital. At June 30, 1997, New York Life held shares of Class A with a net asset value of $20,594,897, which represents 83.9% of the Class A net assets at period end. NYLIFE Distributors held shares of Class B with a net asset value of $5,134,344, which represents 20.9% of the Class B net assets at period end.

Other. NYLIFE Distributors has received $285 for providing the Fund certain transfer agency services for the period February 28, 1997, through April 30, 1997. Effective May 1, 1997, MainStay Shareholder Services Inc. ("MSS"), an indirect wholly owned subsidiary of New York Life Insurance Company, was appointed Transfer, Dividend Disbursing and Shareholder Servicing Agent. MSS was paid $257 for services rendered May 1, 1997, through June 30, 1997.

Fees for the cost of legal services provided to the Fund by the Office of General Counsel of New York Life amounted to $111 for the period February 28, 1997, through June 30, 1997.

Fees for recordkeeping services provided to the Fund by NYLIFE Distributors are charged to the Fund. The fee for the period February 28, 1997, through June 30, 1997, amounted to $5,598.

Note 4--Purchases and Sales of Securities (in 000's):

During the period February 28, 1997, through June 30, 1997, purchases and sales of U.S. Government securities were $25,495 and $19,341, respectively. Purchases and sales of securities, other than U.S. Government securities, securities subject to repurchase transactions and short-term securities, were $67,728 and $24,419, respectively.

Note 5--Capital Share Transactions (in 000's):

                                                           February 28* through
                                                              June 30, 1997**
                                                          =====================
                                                          Class A       Class B
                                                          =======       =======
Shares sold ........................................          816         2,161
Shares issued in reinvestment of dividends .........           30            16
                                                           ------        ------
                                                              846         2,177
Shares redeemed ....................................           (6)          (50)
                                                           ------        ------
Net increase .......................................          840         2,127
                                                           ======        ======

----------
 *   Commencement of operations.
**   Unaudited.

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                                                                              31

The MainStay Funds

GROWTH FUNDS
------------------------------------------------------------------------------------------------------------------------------------
FUND                          RISK/REWARD         HOW IT INVESTS                          CHOOSE THIS FUND IF...
------------------------------------------------------------------------------------------------------------------------------------
                            [Horizontal bar       Invests primarily in common stocks      You want your investments to grow
Capital Appreciation Fund   graph indicating      of companies in expanding markets       and are willing to accept a higher
                            risk/reward of        with strong growth potential            level of risk for higher return potential
                            Fund]
------------------------------------------------------------------------------------------------------------------------------------

                            [Horizontal bar       Invests in a portfolio that tracks      You seek a conservative way to partici-
Equity Index Fund           graph indicating      the makeup and returns of the           pate in the growth potential of stocks+
                            risk/reward of        S&P 500*
                            Fund]
------------------------------------------------------------------------------------------------------------------------------------

                            [Horizontal bar       Offers broad diversification into       You prefer the higher return potential
International Equity Fund   graph indicating      international stock markets with        of international equities or want to
                            risk/reward of        an emphasis on risk control             add diversification to your domestic
                            Fund]                                                         investments++
------------------------------------------------------------------------------------------------------------------------------------

GROWTH & INCOME FUNDS
------------------------------------------------------------------------------------------------------------------------------------
FUND                          RISK/REWARD         HOW IT INVESTS                          CHOOSE THIS FUND IF...
------------------------------------------------------------------------------------------------------------------------------------
Convertible Fund            [Horizontal bar       Invests in convertible securities for   You want income from securities that
As of 6/2/97, this Fund     graph indicating      a special blend of long-term growth     may offer growth potential if converted
was closed to new           risk/reward of        potential and dividend income           into common stock
investors.                  Fund]
------------------------------------------------------------------------------------------------------------------------------------

                            [Horizontal bar       Balances current income with growth     You seek a combination of income and
Total Return Fund           graph indicating      opportunities by investing in stocks,   growth potential and want to manage
                            risk/reward of        bonds, and money market instruments     risk through diversification
                            Fund]
------------------------------------------------------------------------------------------------------------------------------------

                            [Horizontal bar       Seeks undervalued stocks with           You seek to maximize total return from
Value Fund                  graph indicating      attractive dividends and a stimulus     securities which may have more poten-
                            risk/reward of        for positive change                     tial than the market currently sees
                            Fund]
------------------------------------------------------------------------------------------------------------------------------------


* The S&P 500 is an unmanaged index and is considered to be generally representative of the U.S. stock market. The MainStay Funds are neither sponsored by nor affiliated with Standard & Poor's.

+ The original investment is guaranteed provided it is held for 10 years with all dividend and capital gain distributions reinvested. If shares are redeemed prior to or after the one-day guarantee date, the investor loses the benefit of the guarantee with respect to those shares.

++ Investments in foreign securities may be subject to greater risks than domestic investments. These risks include currency fluctuations, changes in U.S. or foreign tax or currency laws, and changes in monetary policies and economic and political conditions in foreign countries.

(S) While individual securities owned by the Government Fund may be guaranteed by the U.S. government and its agencies, the share price of the Fund is not guaranteed and will fluctuate with market conditions.

||   Certain of the Fund's investments may be speculative.

# Investments in the Money Market Fund are neither insured nor guaranteed by the U.S. government and there is no assurance that the Fund will be able to maintain a stable net asset value of $1.00 per share; investment returns will vary with market conditions.

** A small portion of the Fund's income may be subject to state and local taxes and the Alternative Minimum Tax. Capital gains, if any, may also be taxed.

INCOME FUNDS
------------------------------------------------------------------------------------------------------------------------------------
FUND                          RISK/REWARD         HOW IT INVESTS                          CHOOSE THIS FUND IF...
------------------------------------------------------------------------------------------------------------------------------------
                            [Horizontal bar       Seeks a high level of current income    You are seeking to combine high
Government Fund             graph indicating      consistent with safety of principal     current income and safety of principal
                            risk/reward of        primarily from U.S. government
                            Fund]                 securities(S)
------------------------------------------------------------------------------------------------------------------------------------

High Yield                  [Horizontal bar       An aggressive high-yield bond           You want to maximize current income
Corporate Bond Fund         graph indicating      fund that is actively managed for       and can accept the higher risk of
                            risk/reward of        maximum current income||                securities with high yield potential
                            Fund]
------------------------------------------------------------------------------------------------------------------------------------

                            [Horizontal bar       Seeks high current yields and           You prefer the higher return potential
International Bond Fund     graph indicating      competitive total return from non-      of international bonds or want to
                            risk/reward of        U.S. bonds with an emphasis on          add diversification to your domestic
                            Fund]                 risk control                            investments++
------------------------------------------------------------------------------------------------------------------------------------

                            [Horizontal bar       Seeks to provide current income,        You are averse to risk or want to earn
Money Market Fund           graph indicating      stability of principal, and liquidity,  competitive yields on cash you're plan-
                            risk/reward of        with free checkwriting#                 ning to spend or invest in the near future
                            Fund]
------------------------------------------------------------------------------------------------------------------------------------

                            [Horizontal bar       Seeks current income and competi-       You seek to combine the return potential
STRATEGIC INCOME FUND       graph indicating      tive overall return by investing in     of high-grade, high-yield,||  and inter-
                            risk/reward of        a diversified portfolio of domestic     national bonds and want to manage risk
                            Fund]                 and foreign debt securities++           through multimarket diversification
------------------------------------------------------------------------------------------------------------------------------------

TAX-FREE INCOME FUNDS
------------------------------------------------------------------------------------------------------------------------------------
FUND                          RISK/REWARD         HOW IT INVESTS                          CHOOSE THIS FUND IF...
------------------------------------------------------------------------------------------------------------------------------------

                            [Horizontal bar       Seeks high current income exempt        You are a California resident and want to
California Tax Free Fund    graph indicating      from both federal and California        keep more of what you earn by invest-
                            risk/reward of        income taxes consistent with            ing for income that's double tax free**
                            Fund]                 preservation of capital**
------------------------------------------------------------------------------------------------------------------------------------

                            [Horizontal bar       Seeks high current income exempt        You are a New York State or City resident
New York Tax Free Fund      graph indicating      from federal, New York State, and       and want to keep more of what you earn
                            risk/reward of        New York City income taxes consis-      with income that's double or triple tax
                            Fund]                 tent with preservation of capital**     free**
------------------------------------------------------------------------------------------------------------------------------------

                            [Horizontal bar       Seeks high current income exempt        You are in a high federal income tax
Tax Free Bond Fund          graph indicating      from regular federal income tax con-    bracket or want to pay less of your
                            risk/reward of        sistent with preservation of capital**  investment income to the IRS
                            Fund]
------------------------------------------------------------------------------------------------------------------------------------

A word about risk and reward

The "thermometers" in the tables above show how much risk the investor must assume and the related return potential. Generally speaking, investments with higher return potential also carry higher risks. So, the longer the indicator bar, the higher the risk and reward potential of the Fund.

The prospectus contains information on advisory fees, other expenses, and share classes. Please read it carefully before you invest or send any money. Shares must be offered in the investor's state of residence.

--------------------------------------------------------------------------------
                                    MAINSTAY
                                        Strategic Income Fund
--------------------------------------------------------------------------------

                                   [GRAPHIC]

                                     Semiannual Report

                                     June 30, 1997

                                     Unaudited


                              [LOGO] MAINSTAY(R)
                                     FUNDS


                               Officers & Trustees

             Alice T. Kane     Chairperson and Trustee
             Walter W. Ubl     President, Chief Executive
                               Officer, and Trustee
           Edward J. Hogan     Trustee
             Harry G. Hohn     Trustee
  Nancy Maginnes Kissinger     Trustee
          Terry L. Lierman     Trustee
       Donald E. Nickelson     Trustee
            Donald K. Ross     Trustee
       Richard S. Trutanic     Trustee
        Jefferson C. Boyce     Senior Vice President
          Anthony W. Polis     Chief Financial Officer
        Richard W. Zuccaro     Tax Vice President
        A. Thomas Smith III     Secretary

                              Dechert Price & Rhoads
                                  Legal Counsel




[LOGO] MAINSTAY(R) FUNDS

NYLIFE Distributors Inc.
Morris Corporate Center, Building A
300 Interpace Parkway
Parsippany, New Jersey 07054
Administrator & Distributor of The MainStay Funds


http://www.mainstayfunds.com

NYLIFE Distributors Inc., member NASD, is an indirect wholly owned subsidiary of New York Life Insurance Company.

[LOGO] NEW YORK LIFE

This report is provided for the information of shareholders of the MainStay Strategic Income Fund. It may be given to others only when preceded or accompanied by an effective MainStay Funds prospectus. This report does not offer to sell any securities or solicit orders to buy them.

(C)1997. All rights reserved.
[GRAPHIC]                                                           MSSA17-08/97